Exhibit 10.1

CREDIT AGREEMENT
dated as of
May 13, 2009
among
JONES APPAREL GROUP, INC.,
JONES APPAREL GROUP HOLDINGS, INC.,
JONES APPAREL GROUP USA, INC.,
JONES RETAIL CORPORATION,
NINE WEST FOOTWEAR CORPORATION,
ENERGIE KNITWEAR, INC.,
JONES INVESTMENT CO. INC.,
JONES JEANSWEAR GROUP, INC.,
L.E.I. GROUP, INC.,
NINE WEST DEVELOPMENT CORPORATION and
VICTORIA + CO LTD.,
as U.S. Borrowers
JONES APPAREL GROUP CANADA, LP, as Canadian Borrower
The Lenders Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, NA., TORONTO BRANCH,
as Canadian Administrative Agent,
JPMORGAN CHASE BANK, N.A. AND GENERAL ELECTRIC CAPITAL CORPORATION,
as Joint Collateral Agents
CITIBANK, N.A., as Syndication Agent,
and
BANK OF AMERICA, N.A, WACHOVIA BANK, NATIONAL ASSOCIATION
and SUNTRUST BANK, as Documentation Agents

J.P. MORGAN SECURITIES INC., CITIGROUP GLOBAL MARKETS INC., BANC OF
AMERICA SECURITIES LLC, WACHOVIA CAPITAL MARKETS LLC, SUNTRUST
ROBINSON HUMPHREY, INC. AND GENERAL ELECTRIC CAPITAL CORPORATION,
as Joint Bookrunners,
and
J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC.,
as Joint Lead Arrangers

CHASE BUSINESS CREDIT

i

Page
ARTICLE XI The Borrower Representative	158
SECTION 11.01. Appointment; Nature of Relationship	158
SECTION 11.02. Powers	158
SECTION 11.03. Employment of Agents	158
SECTION 11.04. Notices	158
SECTION 11.05. Successor Borrower Representative	158
SECTION 11.06. Execution of Loan Documents; Borrowing Base Certificate	159
SECTION 11.07. Reporting	159
SCHEDULES:
Revolving Commitment Schedule
Schedule I — Borrowers and U.S. Loan Guarantors Signatory
Schedule 2.06(1) — Existing Letters of Credit
Schedule 3.05 — Properties
Schedule 3.06 — Disclosed Matters
Schedule 3.14 — Insurance
Schedule 3.15 — Capitalization and Subsidiaries
Schedule 3.18 — Credit Card Arrangements
Schedule 6.01 — Existing Indebtedness
Schedule 6.02 — Existing Liens
Schedule 6.04 — Existing Investments
Schedule 6.05 — Asset Sales
Schedule 6.10 — Existing Restrictions
EXHIBITS:
Exhibit A — Form of Assignment and Assumption
Exhibit B — Form of Opinion of Borrower’s Counsel
Exhibit C — Form of Borrowing Base Certificate
Exhibit D — Form of Compliance Certificate
Exhibit E — Joinder Agreement
Exhibit F — Form of U.S. Tax Compliance Certificate
Exhibit G — Form of Borrowing Request
Exhibit H — Form of Discount Note

          CREDIT AGREEMENT dated as of May 13, 2009 (as it may be amended or modified from time to time, this “Agreement”), among JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Delaware corporation, JONES RETAIL CORPORATION, a New Jersey corporation, NINE WEST FOOTWEAR CORPORATION, a Delaware corporation, ENERGIE KNITWEAR, INC., a Delaware corporation, JONES INVESTMENT CO. INC., a Delaware corporation, JONES JEANSWEAR GROUP, INC., a New York corporation, L.E.I. GROUP, INC., a Delaware corporation, NINE WEST DEVELOPMENT CORPORATION, a Delaware corporation, and VICTORIA + CO LTD., a Rhode Island corporation, as Borrowers, JONES APPAREL GROUP CANADA, LP, an Ontario limited partnership, as Canadian Borrower, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent, J.P. MORGAN SECURITIES INC. and GENERAL ELECTRIC CAPITAL CORPORATION, as Joint Collateral Agents, CITIBANK, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., WACHOVIA BANK, NATIONAL ASSOCIATION and SUNTRUST BANK, as Documentation Agents.
          The parties hereto agree as follows:
ARTICLE I
Definitions
     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
          “Acceptance Fee” has the meaning assigned to such term in Section 2.21(m).
          “Account” has the meaning assigned to such term in the U.S. Security Agreement.
          “Account Debtor” means any Person obligated on an Account.
          “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
          “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder, and its successors and assigns in such capacity.
          “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

1

          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
          “Agents” means, individually and collectively as the context may require, the Administrative Agent, the Canadian Administrative Agent, the Joint Collateral Agents, the Syndication Agent and the Documentation Agents.
          “Aggregate Borrowing Base” means the aggregate amount of the U.S. Borrowing Base and the Canadian Borrowing Base; provided that the maximum amount of the Canadian Borrowing Base which may be included in the Aggregate Borrowing Base is the Canadian Sublimit.
          “Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders.
          “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the one-month rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
          “Alternative Currency” means (a) Pounds Sterling, (b) the Euro or (c) any other lawful currency (other than dollars) acceptable to the Issuing Banks which, in the case of this clause (c), is freely transferable and convertible into dollars in the United States currency market and is freely available to the applicable Issuing Bank in the London interbank deposit market.
          “AML Legislation” has the meaning assigned to such term in Section 9.19.
          “Applicable Percentage” means (a) with respect to Revolving Loans, LC Exposure or Swingline Loans, the percentage of the total Revolving Commitments equal to such Lender’s Revolving Commitment (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the total Revolving Exposure at that time), (b) with respect to U.S. Revolving Loans, U.S. LC Exposure or U.S. Swingline Loans, a percentage of the total U.S. Commitments equal to such U.S. Lender’s U.S. Commitment (or, if the U.S. Commitments have terminated or expired, such U.S. Lender’s share of the total U.S. Revolving Exposure at that time) and (c) with respect to Canadian Revolving Loans, Canadian LC Exposure or Canadian Swingline Loans, a percentage of the total Canadian Commitments equal to such Canadian Lender’s Canadian Commitment (or, if the Canadian Commitments have terminated or expired, such Canadian Lender’s share of the total Canadian Revolving Exposure at that time); provided that in the case of Section 2.23 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment (or U.S. Commitment or Canadian Commitment, as applicable) shall be disregarded in any of such calculations.

2

          “Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, Eurodollar Loan or BA Drawing, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread” or “BA Drawing Spread”, as the case may be, based upon the daily average Availability during the most recently completed fiscal quarter of the Company (the “Average Availability”); provided that until the last day of the second fiscal quarter ending after the Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 2:

	ABR Spread and	Eurodollar Spread
	Canadian Prime	and BA Drawing
Availability	Spread	Spread

Category 1 ≥ $400,000,000	3.25%	4.25%
Category 2 < $400,000,000 but ≥ 200,000,000	3.50%	4.50%
Category 3 < 200,000,000	3.75%	4.75%
          For purposes of the foregoing, the Applicable Rate shall be determined as of the end of each fiscal quarter of the Company based upon the Borrowing Base Certificate that is delivered from time to time pursuant to Section 5.01(g), with any changes to the Applicable Rate resulting from changes in the Average Availability to be effective on the first day of the first month following delivery of such Borrowing Base Certificate; provided that the Average Availability shall be deemed to be in Category 3 (A) at any time that any Event of Default has occurred and is continuing (other than an Event of Default arising from the failure to deliver any Borrowing Base Certificate) or (B) if the Company fails to deliver any Borrowing Base Certificate that is required to be delivered pursuant to Section 5.01(g), during the period from the expiration of the time for delivery thereof until five days after each such Borrowing Base Certificate is so delivered; provided further that if any Borrowing Base Certificate is at any time restated or otherwise revised or if the information set forth in any Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Rate would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any such applicable periods and shall be due and payable on demand.
          “Approved Fund” has the meaning assigned to such term in Section 9.04.
          “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

3

          “Availability” means, at any time, an amount equal to (a) the lesser of (i) the Revolving Commitment, and (ii) the Aggregate Borrowing Base minus (b) the sum of (i) the aggregate Revolving Exposure of all the Lenders and (ii) the Open Account Aggregate Cap.
          “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitment.
          “Available Revolving Commitment” means, at any time, the Revolving Commitment then in effect minus the Revolving Exposure of all Revolving Lenders at such time.
          “BA Drawing” means B/As accepted and purchased, and any BA Equivalent Loan made in lieu of such acceptance and purchase, on the same date and as to which a single Contract Period is in effect.
          “BA Equivalent Loan” has the meaning assigned to such term in Section 2.21(j).
          “Bankers’ Acceptance” and “B/A” means a bill of exchange, including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian Dollars, drawn by the Canadian Borrower and accepted by a Canadian Lender (the foregoing to include a Discount Note except where the context otherwise requires).
          “Banking Services” means each and any of the following bank services provided at any time to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
          “Banking Services Obligations” of the Loan Parties means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services, including, without limitation, liabilities arising in respect of guarantees and indemnifications in favor of steamship lines or other carriers of Inventory. For the avoidance of doubt, the Open Account Obligations do not constitute Banking Services Obligations.
          “Banking Services Reserves” means all Reserves which the Joint Collateral Agents from time to time establish, in their Permitted Discretion, for Banking Services then provided or outstanding; provided that any such Reserves shall be net of any cash securing the Banking Services.
          “Board” means the Board of Governors of the Federal Reserve System of the United States of America.
          “Bonds” has the meaning assigned to such term in Section 8.01.

4

          “Borrower” or “Borrowers” means, individually and collectively as the context may require, the Company, Jones Apparel USA, Jones Holdings, Jones Retail, Nine West Footwear, Energie Knitwear, Jones Investment, Jones Jeanswear, L.E.I., Nine West Development, Victoria and the Canadian Borrower.
          “Borrower Representative” means the Company, in its capacity as contractual representative of the Borrowers pursuant to Article XI.
          “Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and, in the case of BA Drawings, as to which a single Contract Period is in effect, (b) a Swingline Loan and (c) a Protective Advance.
          “Borrowing Base” means, individually and collectively as the context may require, the Aggregate Borrowing Base, the U.S. Borrowing Base and the Canadian Borrowing Base.
          “Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit C or another form which is acceptable to the Joint Collateral Agents in their Permitted Discretion, setting forth the Canadian Borrowing Base and the U.S. Borrowing Base.
          “Borrowing Request” means a request by the Borrower Representative for a Borrowing of Revolving Loans in accordance with Section 2.03.
          “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with a Eurodollar Loan or any U.S. Letter of Credit denominated in an Alternative Currency, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the London interbank market in (i) dollars, in the case of Eurodollar Loans, or (ii) such Alternative Currency, in the case of U.S. Letters of Credit; (b) in the case of U.S. Letters of Credit denominated in Euros, the term “Business Day” shall also exclude any day which is not a TARGET Day as determined by the Administrative Agent; and (c) when used in connection with any Canadian Loan or Canadian Letter of Credit, the term “Business Day” shall also exclude any day in which commercial banks in Toronto, Canada are authorized or required by law to remain closed.
          “Canadian Administrative Agent” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as administrative agent for the Canadian Lenders hereunder, and its successors in such capacity.
          “Canadian Availability” means (a) the lesser of (x) the Canadian Sublimit and (y) the sum of (i) the Canadian Borrowing Base plus (ii) solely to the extent the total Canadian Revolving Exposure exceeds the Canadian Borrowing Base, the U.S. Availability (if any, to the extent that it is available), minus (b) the total Canadian Revolving Exposure.
          “Canadian Borrower” means Jones Apparel Group Canada, LP, an Ontario limited partnership.

5

          “Canadian Borrowing Base” means, at any time (without duplication), the sum of
          (a) (i) the product of (A) 85% multiplied by (B) the Eligible Accounts of the Canadian Borrower at such time plus (ii) the product of (A) 90% multiplied by (B) the Eligible Credit Card Accounts Receivable of the Canadian Borrower at such time, plus
          (b) the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value percentage in respect of Retail Inventory of the Canadian Borrower identified in the most recent inventory appraisal ordered by the Joint Collateral Agents multiplied by the Eligible Retail Inventory of the Canadian Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Retail Inventory of the Canadian Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, plus
          (c) the lesser of (i) the product of 85% multiplied by the High Season or Low Season, as applicable, Net Orderly Liquidation Value percentage in respect of Wholesale Inventory of the Canadian Borrower identified in the most recent inventory appraisal ordered by the Joint Collateral Agents multiplied by the Eligible Wholesale Inventory of the Canadian Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Wholesale Inventory of the Canadian Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, minus
          (d) without duplication, Reserves established by the Joint Collateral Agents in their Permitted Discretion.
          The Joint Collateral Agents may, in their Permitted Discretion, reduce the advance rates set forth above (and subsequently increase the advance rates up to the levels set forth above), adjust Reserves or reduce one or more of the other elements used in computing the Canadian Borrowing Base (and subsequently increase such elements up to the levels set forth above). Any changes after the Effective Date in how the Borrowers value their Inventory in accordance with their historical practices prior to the Effective Date shall be subject to the approval of the Joint Collateral Agents.
          “Canadian Collection Deposit Account” has the meaning assigned to such term in the U.S. Security Agreement.

6

          “Canadian Commitment” means, with respect to each Lender, the commitment, if any, of such Canadian Lender to make Canadian Revolving Loans and to acquire participations in Canadian Letters of Credit and Canadian Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Canadian Lender’s Canadian Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Canadian Lender pursuant to Section 9.04. The initial amount of each Canadian Lender’s Canadian Commitment is set forth on the Revolving Commitment Schedule, or in the Assignment and Assumption pursuant to which such Canadian Lender shall have assumed its Canadian Commitment, as applicable. The Canadian Commitment is a sub-facility of the Revolving Commitment and is not in addition to the Revolving Commitment.
          “Canadian Dollars” and “Cdn.$” means dollars in the lawful currency of Canada.
          “Canadian Funding Office” means the office of JPMorgan Chase Bank, N.A., Toronto Branch specified in Section 9.01 or such other office as may be specified from time to time by the Administrative Agent or the Canadian Administrative Agent by written notice to the Canadian Borrower and the Canadian Lenders.
          “Canadian Guarantee” means, individually and collectively as the context may require, (a) the Guarantee of Jones Canada GP, dated as of the date hereof, in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties) and (b) the Guarantee of Jones Canada LP, dated as of the date hereof, in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties), in each case as amended, restated or otherwise modified from time to time.
          “Canadian LC Collateral Account” has the meaning assigned to such term in Section 2.06(k).
          “Canadian LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the Canadian Borrower. The Canadian LC Exposure of any Canadian Revolving Lender at any time shall be its Applicable Percentage of the total Canadian LC Exposure at such time.
          “Canadian Lender Parties” means, individually and collectively as the context may require, the Canadian Administrative Agent, the Issuing Banks issuing Canadian Letters of Credit and the Canadian Lenders.
          “Canadian Lenders” means the Persons listed on the Revolving Commitment Schedule as having a Canadian Commitment (provided that such Person or an Affiliate of such Person also has a U.S. Commitment) and any other Person that shall acquire a Canadian Commitment (provided that at such time such Person or an Affiliate of such Person has, or is acquiring, a U.S. Commitment pursuant to an Assignment and Assumption), other than any such Person that ceases to be a Canadian Lender pursuant to an Assignment and Assumption. Each Canadian Lender shall be a financial institution that is listed on Schedule I, II, or III of the Bank Act (Canada) or is not a foreign bank for purposes of the Bank Act (Canada), and if such financial institution is not resident in Canada and is not deemed to be resident in Canada for purposes of the ITA, that financial institution deals at arm’s length with each Canadian Borrower for purposes of the ITA.

7

          “Canadian Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable Issuing Bank issued hereunder for the purpose of providing credit support for the Canadian Borrower.
          “Canadian Loan Documents” means, individually and collectively as the context may require, the Canadian Guarantee, the Canadian Security Agreement and all other agreements, instruments and certificates delivered, from time to time in connection therewith, in each case as amended, restated or otherwise modified from time to time.
          “Canadian Loan Parties” means, individually and collectively as the context may require, Jones Canada GP, Jones Canada LP, the Canadian Borrower and its Subsidiaries, and any other Person who becomes a party to a guarantee that guarantees the payment of, or a security agreement that secures the repayment of, the Canadian Obligations, in each case pursuant to Section 5.14(c), together with their successors and assigns.
          “Canadian Loans” means, individually and collectively as the context may require, the Canadian Revolving Loans, the Canadian Swingline Loans and the Canadian Protective Advances.
          “Canadian Obligations” means all unpaid principal of and accrued and unpaid interest on the Canadian Loans, all Canadian LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Canadian Loan Parties to the Canadian Lenders or to any Canadian Lender, the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank with respect to Canadian Letters of Credit or any indemnified party arising under the Loan Documents.
          “Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial law that is maintained or contributed to by a Canadian Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.
          “Canadian Prime Rate” means on any day, the greater of (a) the annual rate of interest announced from time to time by the Canadian Administrative Agent as being its reference rate then in effect for determining interest rates on Canadian Dollar-denominated commercial loans made by it in Canada and (b) the CDOR Rate for a one-month term in effect from time to time plus 1% per annum.
          “Canadian Prime Rate Loan” means a Loan denominated in Canadian Dollars the rate of interest applicable to which is based upon the Canadian Prime Rate.
          “Canadian Protective Advance” has the meaning assigned to such term in Section 2.04(a).

8

          “Canadian Revolving Exposure” means, with respect to any Canadian Lender at any time, the sum of (a) the outstanding principal amount of Canadian Revolving Loans of such Canadian Lender at such time, plus (b) an amount equal to the Applicable Percentage of the aggregate principal amount of the Canadian Swingline Loans of such Canadian Lender at such time, plus (c) an amount equal to the Applicable Percentage of the Canadian LC Exposure at such time.
          “Canadian Revolving Loan” means a Revolving Loan made to the Canadian Borrower.
          “Canadian Security Agreement” means, individually and collectively as the context may require, (a) the General Security Agreement, dated as of the date hereof, of the Canadian Borrower in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties), (b) the General Security Agreement, dated as of the date hereof, of Jones Canada GP in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties), (c) the General Security Agreement, dated as of the date hereof, of Jones Canada LP in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties), (d) the Securities Pledge Agreement, dated as of the date hereof, between Jones Canada LP and the Administrative Agent (for the benefit of the Canadian Lender Parties), (e) the Securities Pledge Agreement, dated as of the date hereof, of Jones Canada LP in favor of the Administrative Agent (for the benefit of the U.S. Lender Parties) and (f) the Deed of Hypothec, dated as of the date hereof, between the Canadian Borrower and the Administrative Agent (for the benefit of the Canadian Lender Parties), and any other pledge or security agreement entered into, after the Effective Date, by any Canadian Loan Party pursuant to the terms of this Agreement or any other Loan Document, including Section 5.14(c), as the same may be amended, restated or otherwise modified from time to time.
          “Canadian Secured Obligations” means all Canadian Obligations, together with all (a) Banking Services Obligations of the Canadian Loan Parties; (b) Swap Obligations of the Canadian Loan Parties owing to one or more Canadian Lenders or their respective Affiliates; provided that at or prior to the time that any transaction relating to such Swap Obligation is executed, the Canadian Lender or Affiliate of a Canadian Lender party thereto (other than Chase) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Canadian Secured Obligation entitled to the benefits of the Collateral Documents in favor of the Canadian Lender Parties; and (c) the Open Account Obligations of Open Account Obligors that are Canadian Loan Parties.
          “Canadian Sublimit” means $25,000,000, as such sublimit may be reduced or terminated in accordance with Section 2.09.
          “Canadian Swingline Lender” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as lender of Canadian Swingline Loans hereunder, and its successors and assigns in such capacity.
          “Canadian Swingline Loan” has the meaning assigned to such term in Section 2.05(b).

9

          “Canadian U.S. Borrowing Base Utilization” means the excess of (a) the total Canadian Revolving Exposure of all the Canadian Lenders minus (b) the Canadian Borrowing Base.
          “Capital Expenditures” means, without duplication, any expenditure for any purchase or other acquisition of any asset which would be set forth in a consolidated statement of cash flows of the Company and its Subsidiaries prepared in accordance with GAAP.
          “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
          “CDOR Rate” means on any day, with respect to a particular term as specified herein, the annual rate of discount or interest which is the arithmetic average of the discount rates for such term applicable to Canadian Dollar bankers’ acceptances identified as such on the Reuters Screen CDOR Page at approximately 10:00 a.m. on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Administrative Agent after 10:00 a.m. to reflect any error in any posted rate or in the posted average annual rate). If such rate does not appear on the Reuters Screen CDOR Page as provided in preceding sentence, the CDOR Rate on any day shall be calculated as the arithmetic average of the annual discount rates for such term applicable to Canadian Dollar bankers’ acceptances of, and as quoted by, the Schedule I Reference Banks, as of 10:00 a.m. on that day, or if that day is not a Business Day, then on the immediately preceding Business Day.
          “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; (c) cessation of ownership (directly or indirectly) by the Company, free and clear of all Liens or other encumbrances, of 100% of the outstanding voting Equity Interests of the other Borrowers or any other Loan Party on a fully diluted basis; or (d) the occurrence under the (i) Indenture or (ii) any other indenture or other instrument to which the Company or any other Loan Party is a party evidencing any debt in excess of $50,000,000, of any “change in control” or similar event obligating the Company or any other Loan Party to repurchase, redeem or repay all or any part of the debt or Equity Interests provided for therein.
          “Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

10

          “Chase” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.
          “Citibank Open Account Agent” means Citibank, N.A. and any of its successors and assigns that is a Lender or Affiliate thereof in its capacity as agent for each Citibank Open Account Bank.
          “Citibank Open Account Agreement” means that certain Amended and Restated Open Account Paying Agency Agreement, dated as of February 5, 2009, between Citibank, N.A., the Company and the other Open Account Obligors that are parties thereto, as any of the foregoing may be amended, modified, restated or replaced from time to time in accordance with Section 6.11.
          “Citibank Open Account Bank” means Citibank, N.A. and any Lender or Affiliate thereof that may become a party to the Citibank Open Account Agreement.
          “Citibank Open Account Cap” means, with respect to the Citibank Open Account Agreement at any time such Agreement is in effect or any Citibank Open Account Obligations are outstanding, (a) until the date that is 90 days after the Effective Date, $40,000,000, and (b) on any date thereafter, such lesser amount as may be specified in a written notice by the Citibank Open Account Agent and the Company to the Administrative Agent; provided that, without the consent of the Company and the Administrative Agent, the Citibank Open Account Agent may specify such lesser amount pursuant to this clause (b) only once during the term of this Agreement.
          “Citibank Open Account Obligations” means the “Payment Obligation”, as defined in Section 5 of the Citibank Open Account Agreement, including without limitation, the obligation of the applicable Open Account Obligors under the Citibank Open Account Agreement to pay or reimburse the Citibank Open Account Agent and each Citibank Open Account Bank for each (a) overadvance made pursuant to Section 4 (iii) of the Citibank Open Account Agreement or (b) “Vendor Financing” provided for and as defined in Section 5 of the Citibank Open Account Agreement, together with fees, interest and expenses accruing thereon or that are otherwise payable with respect thereto.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Collateral” means any and all personal/movable property owned, leased or operated by a Person covered by the Collateral Documents and any and all other personal/movable property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest, hypothec or Lien in favor of the Administrative Agent, on behalf of the Lender Parties (to secure the U.S. Secured Obligations) and the Canadian Lender Parties (to secure the Canadian Secured Obligations), as the case may be.

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          “Collateral Access Agreement” has the meaning assigned to such term in the U.S. Security Agreement.
          “Collateral Documents” means, individually and collectively as the context may require, the Canadian Security Agreement, each additional security and pledge agreement of a Canadian Loan Party entered into pursuant to Section 5.14(c), the U.S. Security Agreement, each Collateral Access Agreement, each Trademark Security Agreement, each Credit Card Notification Agreement, each Deposit Account Control Agreement, each Lock Box Agreement and each other document granting a Lien upon the Collateral as security for payment of the Secured Obligations.
          “Collection Deposit Account” has the meaning assigned to such term in the U.S. Security Agreement.
          “Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Commercial LC Exposure at such time.
          “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.
          “Company” means Jones Apparel Group, Inc., a Pennsylvania corporation.
          “Compliance Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit D or another form which is mutually acceptable to the Joint Collateral Agents and the Borrower Representative.
          “Contract Period” means the term selected by the Canadian Borrower applicable to Bankers’ Acceptances in accordance with Section 2.21(b).
          “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
          “Credit Card Accounts Receivable” means (a) any receivables due to any Borrower from a credit card issuer in connection with purchases of Inventory of such Borrower on credit cards issued by Visa, MasterCard, American Express, Discover and any other credit card issuers or providers that are reasonably acceptable to the Administrative Agent, and (b) debit cards and mall cards issued by issuers or providers that are reasonably acceptable to the Administrative Agent, in each case which have been earned by performance by such Borrower but not yet paid to such Borrower by the credit card issuer or the credit card processor, as applicable.

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          “Credit Card Notification Agreements” means each Credit Card Notification Agreement, in form and substance satisfactory to the Administrative Agent, executed by the Borrowers and delivered to the Borrowers’ credit card providers, as the same may be amended, restated or otherwise modified from time to time.
          “Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Exposure at such time, plus (b) an amount equal to its Applicable Percentage, if any, of the aggregate principal amount of Protective Advances outstanding at such time.
          “Customer Credit Liability Reserves” means, at any time, the sum of (a) 50% of the aggregate remaining amount at such time of outstanding gift certificates and gift cards sold by the Borrowers entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price of Inventory and (b) 100% of the aggregate amount at such time of outstanding customer deposits and merchandise credits entitling the holder thereof to use all or a portion of such deposit or credit to pay all or a portion of the purchase price of Inventory.
          “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
          “Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified any Borrower, the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within five Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, administrator, liquidator, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, liquidator, conservator, administrator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; unless, in the case of any Lender referred to in this clause (e), the Company, the Administrative Agent, the Swingline Lender and each Issuing Lender shall determine in their sole and absolute discretion that such Lender intends and has the ability, and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder in accordance with all of the terms of this Agreement.

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          “Deposit Account Control Agreement” has the meaning assigned to such term in the U.S. Security Agreement.
          “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.
          “Discount Note” means a non-interest bearing promissory note denominated in Canadian Dollars, substantially in the form of Exhibit H, issued by the Canadian Borrower to a Non BA Lender to evidence a BA Equivalent Loan.
          “Discount Proceeds” means for any Bankers’ Acceptance issued hereunder, an amount calculated on the applicable date of Borrowing or conversion or continuation by multiplying (a) the face amount of the Bankers’ Acceptance by (b) the quotient obtained by dividing (i) one by (ii) the sum of one plus the product of (A) the Discount Rate applicable to the Bankers’ Acceptance and (B) a fraction, the numerator of which is the applicable Contract Period and the denominator of which is 365, with the quotient being rounded up or down to the fifth decimal place and .00005 being rounded up.
          “Discount Rate” means with respect to an issue of Bankers’ Acceptances with the same maturity date, (a) for a Revolving Lender which is a Schedule I Lender, the CDOR Rate for the appropriate term, and (b) for a Revolving Lender which is not a Schedule I Lender, the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the actual discount rates (expressed as annual rates) for B/As for such term accepted by three Schedule I banks (that are acceptable to the Canadian Administrative Agent) in accordance with their normal practices at or about 10:00 a.m. (Toronto time) on the date of issuance but not to exceed the actual rate of discount applicable to B/As established pursuant to clause (a) for the same B/A issue plus 0.1% per annum.
          “Document” has the meaning assigned to such term in the U.S. Security Agreement.
          “Documentation Agents” means, individually and collectively as the context may require, Bank of America, N.A., Wachovia Bank, National Association and SunTrust Bank, in their respective capacities as documentation agents hereunder, and each of their successors and assigns in such capacity.
          “dollars” or “$” refers to lawful money of the United States of America.
          “Dollar Amount” means (a) with regard to any Obligation or calculation denominated in dollars, the amount thereof, and (b) with regard to any Obligation or calculation denominated in an Alternative Currency, the amount of dollars which is equivalent to the sum of (i) the amount so expressed in an Alternative Currency at the applicable quoted spot rate on the appropriate page of the Reuter’s Screen as determined by the Administrative Agent at the relevant time; plus (ii) any amounts owed by the Borrowers pursuant to Section 2.06(f).

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          “Domestic Subsidiary” means each Subsidiary of a Borrower that is organized under the laws of the United States, any State of the United States or the District of Columbia.
          “Dominion Period” means any period (a) during which any Default under paragraph (a) of Article VII or any Event of Default has occurred and is continuing or (b) that constitutes a Level 2 Minimum Availability Period; provided that if the applicable circumstances described in clause (a) or (b) shall cease to exist the Borrower may, not more than twice during each period of 12 consecutive months, request that the Administrative Agent discontinue the applicable Dominion Period, and the Administrative Agent will promptly comply with such request and will provide notification of such discontinuance to the Borrower’s credit card processors.
          “Draft” means (a) a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by the Canadian Borrower on a Canadian Lender, denominated in Canadian Dollars and bearing such distinguishing letters and numbers as such Canadian Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such Canadian Lender, or (b) a depository bill within the meaning of the Depository Bills and Notes Act (Canada); provided, however, that the Canadian Administrative Agent may require such Canadian Lender to use a general form of Bankers’ Acceptance satisfactory to the Canadian Borrower and such Canadian Lender, each acting reasonably, provided by the Canadian Administrative Agent for such purpose in place of each Canadian Lender’s own form.
          “EBITDAR” means, for any period, Net Income for such period plus without duplication and to the extent deducted in determining Net Income for such period, the sum of (a) Interest Expense for such period, (b) income tax expense for such period, (c) all amounts attributable to depreciation and amortization expense for such period, (d) any non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period), (e) cash restructuring charges, cash charges in connection with store closures and other non-recurring cash charges, in each case related to cost reduction and brand exiting related activities in an aggregate amount not to exceed $18,000,000 during the term of this Agreement and (f) Rentals, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.
          “Effective Date” means the date on which the conditions specified in Section 4.01, with respect to the each of the U.S. Commitment and the Canadian Commitment, are satisfied as provided in Section 4.01 or waived in accordance with Section 9.02.
          “Eligible Accounts” means, at any time, the Accounts of a Borrower which the Joint Collateral Agents determine, in their Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible Accounts shall not include any Account:
     (a) which is not subject to a first priority perfected security interest in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);

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     (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) or (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (c) which (i) is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date; provided that (x) no Accounts owing by Specified Customers shall be ineligible solely as a result of this paragraph (c) except to the extent such Accounts are unpaid more than 120 days after the date of the original invoice therefor and (y) the availability represented in the Borrowing Base by such Accounts owing by Specified Customers that are unpaid more than 90 days but less than 120 days after the date of the original invoice therefor shall not exceed $15,000,000 at any time, or (ii) has been written off the books of the Borrower or otherwise designated as uncollectible;
     (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible under this Agreement (other than as a result of the operation of paragraph (e) below);
     (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to all the Borrowers exceeds 20% of the aggregate amount of Eligible Accounts of all the Borrowers; provided that (i) no Accounts owing by Macy’s, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from Macy’s, Inc. and its Affiliates to all the Borrowers exceeds 30% (or, in the case of the Accounts owing from Macy’s, Inc. and its Affiliates and Wal-Mart Stores, Inc. and its Affiliates to all the Borrowers exceeds 50%) of the aggregate amount of Eligible Accounts of all the Borrowers; and (ii) no Accounts owing by Wal-Mart Stores, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from Wal-Mart Stores, Inc. and its Affiliates to all the Borrowers exceeds 30% (or, in the case of the Accounts owing from Macy’s, Inc. and its Affiliates and Wal-Mart Stores, Inc. and its Affiliates to all the Borrowers exceeds 50%) of the aggregate amount of Eligible Accounts of all the Borrowers;
     (f) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement or the Canadian Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon the Borrower’s completion of any further performance, (v) represents a sale on a bill-and- hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest;

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     (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Borrower or if such Account was invoiced more than once;
     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state, provincial, territorial or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;
     (k) which is owed by any Account Debtor which has sold all or substantially all of its assets;
     (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S., Canada, or any province of Canada unless, in either case, such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the Administrative Agent;
     (m) which is owed in any currency other than U.S. or Canadian dollars;
     (n) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent, (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq., the “Assignment of Claims Act”), has been complied with to the Administrative Agent’s satisfaction, or (iii) the federal government of Canada, unless the Financial Administration Act (Canada), as amended, has been complied with to the Administrative Agent’s satisfaction and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction; provided that Accounts in an aggregate amount of up to $7,500,000 that would otherwise be ineligible solely as a result of non-compliance with the requirements of the Assignment of Claims Act shall nevertheless be eligible for purposes of clause (ii);

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     (o) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;
     (p) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;
     (q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
     (r) which is evidenced by any promissory note, chattel paper, or instrument;
     (s) which is owed by an Account Debtor located in the States of New Jersey, Minnesota, Indiana, West Virginia or any other State which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the Borrower to which such Account is owed to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia or such other States, has filed a Notice of Business Activities Report or similar report with the appropriate Governmental Authority in each such State and the foregoing is duly effective, or is exempt from such filing requirement;
     (t) with respect to which such Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account;
     (u) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state, provincial, territorial or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
     (v) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower has or has had an ownership interest in such goods, or which indicates any party other than such Borrower as payee or remittance party;
     (w) which is a Credit Card Accounts Receivable or Licensee Receivable; or
     (x) which the Joint Collateral Agents, in their Permitted Discretion, determine may not be paid by reason of the Account Debtor’s inability to pay or which the Joint Collateral Agents in their Permitted Discretion otherwise determine is unacceptable for any reason whatsoever.

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          In the event that a Financial Officer has knowledge that any Account Debtor with respect to an Eligible Account ceases to comply with the requirements of paragraphs (j), (k) or (l), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Account, the face amount of an Account may, in the Joint Collateral Agents’ Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower to reduce the amount of such Account.
          “Eligible Credit Card Accounts Receivable” means, at any time, the Credit Card Accounts Receivable of a Borrower which the Joint Collateral Agents determine, in their Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible Credit Card Accounts Receivable shall not include any Credit Card Accounts Receivable:
     (a) which is not earned or does not represent the bona fide amount due to a Borrower from a credit card processor and/or credit card issuer that originated in the ordinary course of business of the applicable Borrower;
     (b) which is not owned by a Borrower;
     (c) in which the payee of such Credit Card Accounts Receivable is a Person other than a Borrower;
     (d) which does not constitute an Account (as defined in the UCC or the PPSA, as applicable);
     (e) which has been outstanding more than five Business Days;
     (f) with respect to which the applicable credit card issuer or credit card processor has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state, provincial, territorial or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent or (vi) ceased operation of its business;
     (g) which is not a valid, legally enforceable obligation of the applicable credit card issuer with respect thereto;

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     (h) which is not subject to a first priority perfected security interest in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (i) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) and (ii) any Permitted Encumbrances contemplated by the processor agreements and for which appropriate Reserves (as determined by the Joint Collateral Agents in their Permitted Discretion) have been established;
     (j) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement, the Canadian Security Agreement or in the credit card agreements relating to such Credit Card Accounts Receivable; provided that each such representation and warranty shall be true and correct in all respects to the extent already qualified by a materiality standard;
     (k) which is subject to risk of set-off, recoupment, non-collection or not being processed due to unpaid and/or accrued credit card processor fee balances, to the extent of the lesser of the balance of such Credit Card Accounts Receivable or unpaid credit card processor fees;
     (l) which is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Administrative Agent, and to the extent necessary or appropriate, endorsed to the Administrative Agent;
     (m) which the Joint Collateral Agents in their Permitted Discretion determine may not be paid by reason of the applicable credit card processor’s or credit card issuer’s inability to pay or which the Joint Collateral Agents in their Permitted Discretion otherwise determine is unacceptable for any reason whatsoever;
     (n) which represents a deposit or partial payment in connection with the purchase of Inventory of such Borrower;
     (o) which is not subject to a Credit Card Notification Agreement; or
     (p) which does not meet such other usual and customary eligibility criteria for Credit Card Accounts Receivable as the Joint Collateral Agents, in their Permitted Discretion, may determine from time to time in their Permitted Discretion.
          In the event that a Financial Officer has knowledge that any credit card issuer or processor with respect to Eligible Credit Card Accounts Receivable ceases to comply with the requirements of clause (f), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Credit Card Accounts Receivable, the face amount of a Credit Card Accounts Receivable may, in the Joint Collateral Agents’ permitted discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all customary fees and expenses in connection with any credit card arrangements and (ii) the aggregate amount of all cash received in respect thereof but not yet applied by the Borrower to reduce the amount of such Credit Card Accounts Receivable.

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          “Eligible Domestic Licensee Receivables” means, at any time, that portion of Eligible Licensee Receivables owed by any Licensee that is organized under the applicable laws of the U.S., any State of the U.S., Canada or any Province of Canada.
          “Eligible Foreign Accounts” means, at any time, the Accounts of a U.S. Borrower which the Joint Collateral Agents determine, in their Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible Foreign Accounts shall not include any Account:
     (a) which does not satisfy all of the criteria set forth in paragraphs (a) through (k), (o) through (r) and (t) through (x) of the definition of “Eligible Accounts”;
     (b) which is owed by an Account Debtor which is either located in, or organized under the laws of, any country (other than the U.S., any State of the U.S., Canada or any Province of Canada) that is not acceptable to the Joint Collateral Agents in their Permitted Discretion (it being agreed that, for purposes of this paragraph (b), as of the Effective Date the United Kingdom, France, Ireland, the Netherlands, Norway, Spain, Germany and Switzerland are acceptable to the Joint Collateral Agents; it being further agreed that the Joint Collateral Agents, in their Permitted Discretion, shall have the right to remove any such countries or add additional countries that are acceptable to them);
     (c) which is owed in any currency that is not acceptable to the Joint Collateral Agents in their Permitted Discretion (dollars and Canadian Dollars being acceptable for purposes of this paragraph (c));
     (d) which is owed by the government (or any department, agency, public corporation, or instrumentality thereof) of any country, other than the U.S. and Canada, unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;
     (e) which does not comply in all material respects with all applicable laws and regulations, whether Federal, state or local; or
     (f) which the Joint Collateral Agents, in their Permitted Discretion, determine may not be paid by reason of the Account Debtor’s inability to pay or which the Joint Collateral Agents in their Permitted Discretion otherwise determine is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that any Account Debtor with respect to an Eligible Foreign Account ceases to comply with the requirements of paragraphs (j) or (k) of the definition of “Eligible Accounts” (as incorporated pursuant to paragraph (a)) or paragraph (b), such U.S. Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Foreign Account, the face amount of an Account may, in the Joint Collateral Agents’ Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such U.S. Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such U.S. Borrower to reduce the amount of such Account.

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          “Eligible Foreign Licensee Receivables” means, at any time, that portion of Eligible Licensee Receivables owed by any Licensee that is organized under the laws of any country (other than the U.S., any State of the U.S., Canada or any Province of Canada) which the Joint Collateral Agents determine, in their Permitted Discretion, are acceptable as the basis for (i) extensions of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit.
          “Eligible GRI Accounts” means, at any time, the Accounts of a U.S. Borrower in which the Account Debtor is GRI or any of its subsidiaries and the Joint Collateral Agents determine, in their Permitted Discretion, are acceptable as the basis for (i) extensions of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible GRI Accounts shall not include any Account:
     (a) which does not satisfy all of the criteria set forth in paragraphs (a) through (c), (e) through (k), (p) through (x) of the definition of “Eligible Accounts”;
     (b) which is owed in any currency that is not acceptable to the Joint Collateral Agents in their Permitted Discretion (U.S. and Canadian Dollars being acceptable for purposes of this paragraph (b));
     (c) which does not comply in all material respects of all applicable laws and regulations, whether Federal, state or local;
     (d) which is an Account of a subsidiary of GRI unless the Joint Collateral Agents have approved such Account in their sole and absolute discretion; or
     (e) which the Joint Collateral Agents, in their Permitted Discretion, determine may not be paid by reason of the Account Debtor’s inability to pay or which the Joint Collateral Agents in their Permitted Discretion otherwise determine is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that GRI ceases to comply with the requirements of paragraphs (j) or (k) of the definition of “Eligible Accounts” (as incorporated pursuant to paragraph (a)), such U.S. Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible GRI Account, the face amount of an Account may, in the Joint Collateral Agents’ Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such U.S. Borrower may be obligated to rebate to GRI pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such U.S. Borrower to reduce the amount of such Account.

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          Notwithstanding the foregoing, none of the Accounts of GRI shall constitute Eligible GRI Accounts at any time that GRI is a Subsidiary.
          “Eligible GRI Licensee Receivables” means, at any time, that portion of the Eligible Licensee Receivables owed by GRI or any of its subsidiaries that the Joint Collateral Agents determine, in their Permitted Discretion, are acceptable.
          “Eligible Inventory” means, at any time, the Inventory of a Borrower which the Joint Collateral Agents determine, in their Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible Inventory shall not include any Inventory:
     (a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (b) which is shipped by a Borrower on F.O.B. destination terms; provided that up to $2,000,000 at any one time of Inventory that is shipped on such terms may be included as Eligible Inventory;
     (c) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (d) which is, in the Joint Collateral Agents’ Permitted Discretion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;
     (e) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true and correct in all material respects, in each case contained in this Agreement, the U.S. Security Agreement or the Canadian Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (f) in which any Person other than such Borrower shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;

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     (g) which is not finished goods or which constitutes work-in-process, raw materials, spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return (other than Wholesale Inventory that otherwise satisfies the requirements for being Eligible Inventory and subject to the imposition of Reserves with respect thereto (as determined by the Joint Collateral Agents in their Permitted Discretion)), repossessed goods, damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of the Borrowers’ business;
     (h) which is not located in the U.S. or Canada (only with respect to the Inventory owned by the Canadian Borrower) or is in transit with a common carrier from vendors and suppliers; provided that, up to the lesser of (x) $200,000,000 and (y) 33% of the total Revolving Commitment of Inventory in transit from vendors and suppliers may be included as eligible pursuant to this paragraph (h) so long as (i) the Administrative Agent shall have received (1) access, during normal business hours and at other times reasonably requested by the Administrative Agent, to a true and correct copy of the bill of lading and other shipping documents for such Inventory, (2) evidence of satisfactory casualty insurance naming the Administrative Agent as loss payee and otherwise covering such risks as the Administrative Agent may reasonably request, and (3) if the bill of lading is (A) non-negotiable and the inventory is in transit within the United States or in transit to the United States, a duly executed Collateral Access Agreement from the applicable customs broker for such Inventory, or (B) negotiable, confirmation that the bill is issued in the name of a Borrower and consigned to the order of the Administrative Agent, and an acceptable agreement has been executed with such Borrower’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and has granted the Administrative Agent access to the Inventory, (ii) the common carrier is not an Affiliate of the applicable vendor or supplier and (iii) the customs broker is not an Affiliate of any Borrower;
     (i) which is located in any (a) warehouse, cross-docking facility, distribution center, regional distribution center or depot or (b) any retail store located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, which lien would be prior or superior to that of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be), in each case leased by the applicable Borrower unless (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (ii) a Rent Reserve has been established by the Joint Collateral Agents in their Permitted Discretion (provided that in the case of any location described in clause (a) above, (x) unless located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, such Rent Reserve may be reduced if a Collateral Access Agreement has subsequently been received by the Administrative Agent) and (y) unless located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, no Rent Reserve shall be established prior to the sixty-first day following the Effective Date;

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     (j) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document (other than bills of lading to the extent permitted pursuant to paragraph (h) above), unless (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require in its Permitted Discretion or (ii) an appropriate Reserve has been established by the Joint Collateral Agents in their Permitted Discretion (which Rent Reserve may be reduced if a Collateral Access Agreement has subsequently been received by the Administrative Agent);
     (k) which is at a third party location or outside processor, or is in-transit to or from said third party location or outside processor (other than Inventory permitted to be included under paragraph (h) above);
     (l) which is a discontinued product or component thereof unless and to the extent that the salability thereof is not adversely impacted;
     (m) which is the subject of a consignment by such Borrower as consignor; provided that up to $25,000,000 of Inventory that is consigned to a third Person shall be Eligible Inventory if (i) it satisfies the other requirements for being Eligible Inventory, (ii) each applicable consignee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require and (iii) such consigned Inventory is, in the reasonable determination of the Joint Collateral Agents, identifiable and traceable.
     (n) which contains or bears any intellectual property rights licensed to such Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;
     (o) which is not reflected in a current perpetual inventory report of such Borrower (unless such Inventory is reflected in a report to the Administrative Agent as “in transit” Inventory);
     (p) which does not conform in all material respects to all standards imposed by any Governmental Authority;
     (q) for which reclamation rights have been asserted by the seller; or
     (r) which the Joint Collateral Agents, in their Permitted Discretion, otherwise determine is unacceptable for any reason whatsoever including, without limitation, to address potential rights of vendors with respect to in transit Inventory;

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provided that in determining the value of the Eligible Inventory, such value shall be reduced by, without duplication, any amounts representing (a) Vendor Rebates; (b) costs included in Inventory relating to advertising; (c) the shrink reserve; (d) the unreconciled discrepancy between the general inventory ledger and the perpetual Inventory ledger, to the extent the general Inventory ledger reflects less Inventory than the perpetual inventory ledger; and (e) a reserve for Inventory which is designated or demanded to be returned to or retained by the applicable vendor or which is recognized as damaged or off quality by the applicable Borrower.
          In the event that a Financial Officer has knowledge that Inventory at any location having a fair market value of $7,500,000 or more which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Borrower or the Borrower Representative shall notify the Joint Collateral Agents thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.
          “Eligible Licensee Receivables” means, at any time, the Licensee Receivables payable by a Licensee which the Joint Collateral Agents determine, in their Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the Joint Collateral Agents’ discretion provided herein, Eligible Licensee Receivables shall not include any Licensee Receivable:
     (a) which does not represent (i) a fixed contractual minimum amount irrevocably payable not less than quarterly under the applicable licensing agreement or (ii) a contractual amount based on the net sales of the Licensee that is payable at such times and on such terms and conditions as is acceptable to the Administrative Agent in all respects;
     (b) which is not subject to a first priority perfected security interest in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (c) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) and (ii) any Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (d) which (i) is unpaid more than 60 days after the original due date or (ii) has been written off the books of the Borrower or otherwise designated as uncollectible;
     (e) which is owing by a Licensee for which more than 50% of the Licensee Receivables owing from such Licensee and its Affiliates are ineligible hereunder (other than as a result of the operation of paragraph (f) below);
     (f) which is owing by a Licensee to the extent the aggregate amount of Licensee Receivables owing from such Licensee and its Affiliates to all the Borrowers exceeds 20% of the aggregate amount of Eligible Licensee Receivables of all the Borrowers;

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     (g) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement or the Canadian Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (h) which does not arise from the licensing of intellectual property of the Borrowers in the ordinary course of business;
     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by any Licensee which has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver custodian, trustee, monitor, administrator, sequestrator or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;
     (k) which is owed by any Licensee which has sold all or substantially all of its assets;
     (l) which is denominated in or owed in any currency other than U.S. or Canadian dollars (unless a currency swap or similar hedge approved by the Administrative Agent has been entered into with respect to such Licensee Receivable the effect of which is to cause payment to be denominated in dollars) or payable in a jurisdiction other than the U.S. or Canada;
     (m) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Licensee Receivable is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent, (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Assignment of Claims Act has been complied with to the Administrative Agent’s satisfaction or (iii) the federal government of Canada unless the Financial Administration Act (Canada), as amended, has been complied with to the Administrative Agent’s satisfaction and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;
     (n) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party; provided that the Licensee Receivables for which GRI is a Licensee shall be excepted from this paragraph;

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     (o) which is owed by a Licensee or any Affiliate of a Licensee to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of a Licensee, in each case to the extent thereof;
     (p) which is owed by a Licensee or any Affiliate of a Licensee that is a supplier to any Loan Party to the extent of any amounts that may be set-off by such supplier against the Licensee Receivable of such Loan Party;
     (q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
     (r) which is owed by a Licensee located in the States of New Jersey, Minnesota, Indiana, West Virginia or any other State which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the Borrower to which such Licensee Receivable is owed to seek judicial enforcement in such jurisdiction of payment of such Licensee Receivable, unless such Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia or such other States, has filed a Notice of Business Activities Report or similar report with the appropriate Governmental Authority in each State and the foregoing is duly effective, or is exempt from such filing requirement;
     (s) with respect to which such Borrower has made any agreement with the Licensee for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Licensee Receivable which was partially paid and such Borrower created a new receivable for the unpaid portion of such Licensee Receivable;
     (t) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation (to the extent applicable) the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
     (u) which is with respect to trademarks of a Borrower for which any claim has been asserted or made that challenges the enforceability of the applicable trademark pursuant to which such Licensee Receivable relates;
     (v) which did not arise under a licensing agreement that (i) cannot be canceled by the Licensee during its stated term (other than as a result of the failure of the applicable Borrower to comply with the terms thereof), (ii) is assignable by the applicable Borrower and (iii) has at least six months remaining on the term of such agreement;
     (w) which did not arise from a completed and bona fide transaction, except to the extent that the applicable licensing agreement provides for the payment of fixed amounts regardless of any performance or non-performance thereunder;

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     (x) which does not constitute an “account” or “chattel paper” within the meaning of the UCC or the PPSA of the state or province in which the applicable Borrower is located;
     (y) which, to the knowledge of the Borrowers, is not in full force and effect or does not constitute a legal, valid and binding obligation of the Licensee enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles; or
     (z) which the Joint Collateral Agents, in their Permitted Discretion, determine may not be paid by reason of the Licensee’s inability to pay or which the Joint Collateral Agents in their Permitted Discretion otherwise determine is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that any Licensee with respect to an Eligible Licensee Receivable ceases to comply with the requirements of paragraphs (f), (j) or (k), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Licensee Receivable, the face amount of a Licensee Receivable may, in the Joint Collateral Agents’ Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to Licensee pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Licensee Receivable but not yet applied by such Borrower to reduce the amount of such Licensee Receivable.
          “Eligible Retail Inventory” means Eligible Inventory that is Retail Inventory.
          “Eligible Wholesale Inventory” means Eligible Inventory that is Wholesale Inventory.
          “Energie Knitwear” means Energie Knitwear, Inc., a Delaware corporation.
          “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.
          “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

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          “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
          “Equivalent Amount” means, on any date, the amount of dollars into which an amount of Canadian Dollars may be converted or the amount of Canadian Dollars into which an amount of dollars may be converted, in each case, at the Canadian Administrative Agent’s spot buying rate in Toronto as at approximately 12:00 noon (Toronto time) on such date.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
          “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) the failure by any Pension Plan to satisfy any minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan; (e) the taking of any steps by any Borrower or any ERISA Affiliate to terminate any Pension Plan or the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in endangered or critical status, within the meaning of Section 305 of ERISA; (h) the adoption of an amendment to any Pension Plan that, pursuant to Section 401(a)(29) of the Code, would result in the loss of tax-exempt status of the trust of which such Pension Plan is a part if any Borrower or any of its ERISA Affiliates fails to timely provide security to such Pension Plan in accordance with the provisions of said Section; or (i) a contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 303(k) of ERISA.
          “Euro” means the single currency of the Participating Member States as constituted by the Treaty on European Union and as referred to in the legislative measures of the Participating Member States for the introduction of, change over to or operation of the Euro in one or more member states.

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          “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
          “Event of Default” has the meaning assigned to such term in Article VII.
          “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower under any Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such recipient is located and (c) any U.S. federal withholding tax that is imposed on amounts payable to such recipient (other than an assignee pursuant to a request by a Borrower under Section 2.19(b)) at the time such recipient becomes a party to this Agreement (or designates a new lending office) or is attributable to such recipient’s failure to comply with Section 2.17(f), except to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.17(a).
          “Existing Debt Securities” means, individually and collectively as the context may require, the 4.250% Senior Notes of the Company due 2009, the 5.125% Senior Notes of the Company due 2014 and the 6.125% Senior Notes of the Company due 2034.
          “Existing Debt Securities Reserve” means with respect to the Existing Debt Securities, as of any date during any Dominion Period, the sum of (a) an amount equal to all remaining principal payments due in respect thereof through and including the Maturity Date plus (b) an amount equal to the interest to be paid thereon on the next interest payment date following such date which, in each case, shall, at the request of the Borrowers, be released if and to the extent each such amount is paid in full in cash.
          “Existing Letters of Credit” means the letters of credit referred to on Schedule 2.06(1) hereto, which letters of credit have been issued by an Issuing Bank or a Lender.
          “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

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          “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower.
          “First-Tier Foreign DRE” means any Foreign DRE (other than Jones Canada LP and Nine West Melbourne Pty Ltd., an Australian corporation) that is owned directly, or indirectly through one or more Foreign DREs, by a U.S. Borrower or a Domestic Subsidiary; provided that if Nine West Melbourne Pty Ltd. is not dissolved in the entirety on or prior to the sixtieth day following the Effective Date (or such later date that may be approved by the Administrative Agent in its discretion), it shall be a First-Tier Foreign DRE as of such date.
          “First-Tier Foreign Subsidiary” means any Foreign Subsidiary (other than a Foreign DRE and Asia Expert Limited, a Hong Kong corporation), owned directly by one or more of the U.S. Borrowers, the Domestic Subsidiaries, or the First-Tier Foreign DREs; provided that if Asia Expert Limited is not dissolved in the entirety on or prior to the sixtieth day following the Effective Date (or such later date that may be approved by the Administrative Agent in its discretion), it shall be a First-Tier Foreign Subsidiary as of such date.
          “Fixed Charges” means, with reference to any period, without duplication, cash Interest Expense (including, without limitation, any interest portion of Capital Lease Obligation payments), plus Rentals, plus prepayments and scheduled principal payments on Indebtedness made during such period, plus cash taxes paid (net of cash refunds), plus dividends, distributions or redemptions of Equity Interests paid in cash, plus Capital Lease Obligation payments, plus normal cash contributions to any Pension Plan (which shall exclude 401(k) and other defined contribution plans), all calculated for the Company and its Subsidiaries on a consolidated basis; provided, however, that Fixed Charges shall not include any amounts paid on the Existing Debt Securities that are maturing in November 2009.
          “Fixed Charge Coverage Ratio” means the ratio, as determined at the end of any Test Period, of (a) EBITDAR minus the unfinanced portion of Capital Expenditures to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.
          “Foreign DRE” means a Foreign Subsidiary that for U.S. federal income tax purposes is classified as a partnership or that is “disregarded as an entity separate from its owner” (within the meaning of Treas. Reg. § 301.7701-3), but not any such Foreign Subsidiary whose assets consist solely of stock of a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code).
          “Foreign Subsidiary” means each Subsidiary of a Borrower that is not a Domestic Subsidiary.
          “Funding Accounts” has the meaning assigned to such term in Section 4.01(g).
          “GAAP” means generally accepted accounting principles in the United States of America.
          “Governmental Authority” means the government of the United States, Canada, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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          “GRI” means GRI Group Limited, a British Virgin Islands company.
          “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
          “Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.
          “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
          “High Season” means all times other than Low Season.
          “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (including, without limitation, the Existing Debt Securities), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business, deferred compensation and any purchase price adjustment, earnout or deferred payments of a similar nature), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; provided that if recourse for the payment of such Indebtedness is limited exclusively to such property and such Person has absolutely no personal liability with respect thereto, the amount of such Indebtedness shall equal the lesser of (A) the fair market value of such property and (B) the amount of Indebtedness so secured, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) obligations under any liquidated earn-out and (k) any other Off-Balance Sheet Liability. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not include (x) unsecured trade payables that are paid to banks financing vendor receivables in the ordinary course of business of the Borrowers to the extent any such trade payables are deemed to be indebtedness solely as a result of requirements under GAAP and (y) operating leases as defined under GAAP as of the Effective Date to the extent that such leases are deemed to be Indebtedness solely as a result of any change in the requirements under GAAP after the Effective Date.

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          “Indemnified Taxes” means Taxes (including Other Taxes) other than Excluded Taxes.
          “Indenture” means the Indenture, dated as of November 22, 2004, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11, among the Company, Jones Holdings, Jones Apparel USA, Nine West Footwear and Jones Retail, as issuers, and U.S. Bank as successor in interest to SunTrust Bank, as trustee.
          “Information Memorandum” means the Confidential Information Memorandum dated April 2009 relating to the Borrowers and the Transactions.
          “Interest Election Request” means a request by the Borrower Representative to convert or continue a Revolving Borrowing in accordance with Section 2.08.
          “Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Company and its Subsidiaries for such period in accordance with GAAP.
          “Interest Payment Date” means (a) with respect to any ABR Loan and Canadian Prime Rate Loan (other than a Swingline Loan), the first day of each calendar month and the Maturity Date, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date.

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          “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower Representative may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
          “Inventory” has the meaning assigned to such term in the U.S. Security Agreement.
          “Investment” by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Equity Interests, bond, note, debenture or other debt or equity security or evidence of Indebtedness, or any other ownership interest (including, any option, warrant or any other right to acquire any of the foregoing), issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guarantee of any obligation of or for the account of such other Person or any direct or indirect issuance by such Person of such a Guarantee (provided, however, that for purposes of Section 6.04, payments under Guarantees not exceeding the amount of the Investment attributable to the issuance of such Guarantee will not be deemed to result in an increase in the amount of such Investment) or (iv) any other investment of cash or other property by such Person in or for the account of such other Person. Any repurchase by any Borrower of its own Equity Interests or Indebtedness shall not constitute an Investment for purposes of this Agreement. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.
          “Investment Basket” has the meaning assigned to such term in Section 6.04(c).
          “IP Secured Financing” means a transaction or series of substantially contemporaneous transactions pursuant to which one or more of the Borrowers incur Indebtedness, on terms reasonably satisfactory to the Administrative Agent, in an aggregate principal amount of not less than $150,000,000 that is secured exclusively by the Borrowers’ registered intellectual property; provided that (a) substantially concurrently with the incurrence of such Indebtedness (i) the Administrative Agent has (A) been granted a second priority perfected security interest in such registered intellectual property and (B) entered into an intercreditor agreement with the issuer of such Indebtedness, in each case on terms that are in form and substance satisfactory to the Administrative Agent, (ii) the Administrative Agent has been granted, on terms satisfactory to it, a royalty-free license with respect to such intellectual property to the extent any such intellectual property is used in connection with or affixed to any of the Collateral and (iii) all of the Net Proceeds of such Indebtedness have been applied to prepay the Revolving Loans then outstanding as provided in Section 2.11(e); and (b) no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to the incurrence of such Indebtedness.

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          “IRS” means the United States Internal Revenue Service.
          “Issuing Banks” means, individually and collectively as the context may require, (a) in the case of each Letter of Credit, other than the Existing Letters of Credit, Chase, Wachovia Bank, National Association and any other Lender proposed by the Borrower Representative that is reasonably acceptable to the Administrative Agent, each in its capacity as an issuer of Letters of Credit hereunder, and its successors and assigns in such capacity as provided in Section 2.06(j); and (b) in the case of each Existing Letter of Credit, the issuer thereof under the Prior Credit Agreement, and its successors and assigns in such capacity as provided in Section 2.06(j). Each Issuing Bank referred to in clause (a) of this definition, may, in its sole discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
          “ITA” means the Income Tax Act (Canada), as amended.
          “Joinder Agreement” has the meaning assigned to such term in Section 5.14(a).
          “Joint Bookrunners” means, individually and collectively as the context may require, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Banc of America Securities LLC, Wachovia Capital Markets LLC, SunTrust Robinson Humphrey, Inc. and General Electric Capital Corporation, in their respective capacities as joint bookrunners hereunder, and each of their successors and assigns in such capacity.
          “Joint Collateral Agents” means, individually and collectively as the context may require, Chase and General Electric Capital Corporation, in their respective capacities as joint collateral agents hereunder, and each of their successors and assigns in such capacity; provided that if one or more of the Joint Collateral Agents shall resign as provided in Section 8.02, reference to the Joint Collateral Agents shall refer to the Sole Remaining Collateral Agent or the Sole Successor Collateral Agent, as the case may be.
          “Joint Lead Arrangers” means, individually and collectively as the context may require, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., in their capacity as joint lead arrangers, and each of their successors and assigns in such capacity.
          “Jones Apparel USA” means Jones Apparel Group USA, Inc., a Delaware corporation.
          “Jones Canada GP” means Jones Canada, Inc., an Ontario corporation.

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          “Jones Canada LP” means Jones Apparel Group Canada ULC, a Nova Scotia unlimited liability company.
          “Jones Holdings” means Jones Apparel Group Holdings, Inc., a Delaware corporation.
          “Jones Investment” means Jones Investment Co. Inc., a Delaware corporation.
          “Jones Jeanswear” means Jones Jeanswear Group, Inc., a New York corporation.
          “Jones Retail” means Jones Retail Corporation, a New Jersey corporation.
          “LC Collateral Account” has the meaning assigned to such term in Section 2.06(k).
          “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit, including in respect of a time draft presented thereunder; provided that, with respect to any component of any such amount in an Alternative Currency under a U.S. Letter of Credit, such amount shall be the Dollar Amount thereof. The date of an LC Disbursement shall be the date of payment by the applicable Issuing Bank under a Letter of Credit or a time draft presented thereunder, as the case may be.
          “LC Exposure” means, at any time, the sum of the U.S. LC Exposure and the Canadian LC Exposure.
          “L.E.I.” means L.E.I. Group, Inc., a Delaware corporation.
          “Lender Parties” means, individually and collectively as the context may require, the Agents, the Lenders and the Issuing Banks.
          “Lenders” means, individually and collectively as the context may require, the Canadian Lenders and the U.S. Lenders. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
          “Letter of Credit” means any Commercial Letter of Credit or Standby Letter of Credit issued pursuant to this Agreement. Without limiting the foregoing, (a) Letters of Credit shall include any time draft presented under a Letter of Credit and (b) the Existing Letters of Credit shall be deemed Letters of Credit issued under this Agreement.
          “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits having a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

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          “Licensee” means any Person (other than a natural person) that licenses trademarks of one or more of the Borrowers.
          “Licensee Receivable” means any receivables due to any Borrower from a Licensee that arise as a result of such Licensee manufacturing, selling or distributing goods utilizing or incorporating trademarks of such Borrower.
          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
          “Loan Documents” means, individually and collectively as the context may require, this Agreement, any promissory notes issued pursuant to this Agreement, any Letters of Credit applications, the Collateral Documents, the Loan Guaranty, the Canadian Guarantee and each additional guaranty entered into by a Canadian Loan Party pursuant to Section 5.14(c), the Post-Closing Deliverables Agreement and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent, the Canadian Administrative Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee or partner of any Loan Party, and delivered to the Administrative Agent, the Canadian Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. For the avoidance of doubt, the Open Account Agreements, the Swap Agreements and the agreements pursuant to which Banking Services are provided shall not constitute Loan Documents.
          “Loan Guarantor” means (a) with respect to the U.S. Obligations, each Loan Party (other than the Canadian Loan Parties) and any other Person that becomes a U.S. Loan Guarantor pursuant to Section 5.14(a); and (b) with respect to the Canadian Obligations, each Loan Party (other than the Canadian Borrower) and any other Person that becomes a Loan Guarantor pursuant to Section 5.14 (a) and (c).
          “Loan Guaranty” means Article X of this Agreement.

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          “Loan Parties” means, individually and collectively as the context may require, the U.S. Loan Parties and the Canadian Loan Parties.
          “Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans and Protective Advances.
          “Lock Box Agreement” means, individually and collectively as the context may require, each “Lock Box Agreement” referred to in the U.S. Security Agreement.
          “Low Season” means, for any period of determination of the Borrowing Base with respect to Wholesale Inventory, the periods (a) (i) commencing March 1 of each year and ending May 30 of such year and (ii) commencing October 1 of each year and ending December 31 of such year, and (b) such other periods that have been approved by the Administrative Agent and are identified as the “low season” in the most recent appraisal delivered from the time pursuant to this Agreement.
          “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, prospects or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, the Administrative Agent’s Liens (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) on the Collateral or the priority of such Liens or (d) the rights of or benefits available to the Administrative Agent, any other Agent, the Issuing Banks or the Lenders under the Loan Documents.
          “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “obligations” of any Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.
          “Maturity Date” means May 13, 2012 or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.
          “Maximum Liability” has the meaning assigned to such term in Section 10.08.
          “Maximum Utilization Period” means any period (a) commencing, on any date when the aggregate principal amount of Revolving Loans is greater than or equal to 33.3% of the total Revolving Commitment, and (b) ending on the date immediately after the aggregate principal amount of Revolving Loans is less than 33.3% of the total Revolving Commitment.
          “Minimum Availability Period” means (including by reference to the Levels described below), any period (a) commencing when Availability is on any date less than:

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          Level 1: an amount equal to 15% (or if the IP Secured Financing has been consummated, 17.5%) of the total Revolving Commitments then in effect;
          Level 2: an amount equal to 20% of the total Revolving Commitments then in effect, but more than Level 1;
and (b) ending after Availability is greater than 25% of the total Revolving Commitments then in effect for a period of 60 consecutive days (such period being referred to herein as a “Level 1 Minimum Availability Period” or a “Level 2 Minimum Availability Period”, as applicable). For the avoidance of doubt, (x) at any time that Availability is equal to or greater than the amounts set forth in Level 2 above, Availability shall also be deemed to be greater than Level 1 and (y) a Level 1 Minimum Availability Period includes a Level 2 Minimum Availability Period.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Net Income” means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.
          “Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Joint Collateral Agents, net of all costs of liquidation thereof.
          “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).

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          “Nine West Development” means Nine West Development Corporation, a Delaware corporation.
          “Nine West Footwear” means Nine West Footwear Corporation, a Delaware corporation.
          “Non BA Lender” means a Canadian Lender that cannot or does not as a matter of policy accept bankers’ acceptances.
          “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).
          “Non-Paying Guarantor” has the meaning assigned to such term in Section 10.09.
          “Obligated Party” has the meaning assigned to such term in Section 10.02.
          “Obligations” means, individually and collectively as the context may require, the U.S. Obligations and the Canadian Obligations.
          “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person (other than operating leases).
          “Open Account Agent” means, individually and collectively as the context may require, (a) the Citibank Open Account Agent and (b) any other Lender or Affiliate thereof that is acting as agent from time to time pursuant to any Other Open Account Agreement.
          “Open Account Aggregate Cap” means the sum of (a) the Citibank Open Account Cap and (b) the Open Account Other Cap.
          “Open Account Agreement” means, individually and collectively as the context may require, (a) the Citibank Open Account Agreement and (b) each Other Open Account Agreement.
          “Open Account Bank” means, individually and collectively as the context may require, (a) the Citibank Open Account Banks and (b) any Lender or Affiliate thereof that may become a party to any Other Open Account Agreement.
          “Open Account Excess Obligations” means, individually and collectively as the context may require, (a) the Citibank Open Account Obligations that are in excess of the Citibank Open Account Cap and (b) the Open Account Obligations with respect to any Other Open Account Agreement that are in excess of the applicable Open Account Other Cap with respect to each such Other Open Account Agreement.

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          “Open Account Obligations” means, individually and collectively as the context may require, (a) the Citibank Open Account Obligations and (b) the obligations of the other Open Account Obligors that are parties to the Other Open Account Agreements to pay and reimburse each applicable Open Account Agent and Open Account Bank that are parties thereto for any advances, overadvances or financings provided to any vendor of one or more of such Open Account Obligors, together with fees, interest and expenses accruing thereon or that are otherwise payable with respect thereto.
          “Open Account Obligors” means each Loan Party that is a party to an Open Account Agreement.
          “Open Account Other Cap” means, with respect to all the Other Open Account Agreements, initially zero, and thereafter, at any time any such other Open Account Agreement is in effect or any Open Account Obligations with respect thereto are outstanding, an aggregate amount not to exceed $15,000,000 in the aggregate at any time; provided, that the Open Account Other Cap with respect to each such Other Open Account Agreement shall be equal to the aggregate amount that is authorized to be outstanding pursuant to the terms of each such other Open Account Agreement (which amount shall be specified in a written notice of the applicable Open Account Agent and the Company that is delivered to the Administrative Agent prior to the effectiveness of each applicable Open Account Agreement), the foregoing to be subject to the approval of the Administrative Agent (such approval to not be unreasonably withheld or delayed).
          “Original Currency” has the meaning assigned to such term in Section 9.18.
          “Other Open Account Agreement” means each open account funding agreement, other than the Citibank Open Account Agreement, entered into by any Open Account Agent and Open Account Bank with the Company and the other Open Account Obligors, as each such open account funding agreement may be amended, modified, restated or replaced from time to time in accordance with Section 6.11.
          “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.
          “Participant” has the meaning assigned to such term in Section 9.04(c).
          “Participant Register” has the meaning assigned to such term in Section 9.04(c).
          “Participating Member States” means each State so described in any legislative measures of the European Council for the introduction of, change over to or operation of a single or unified European Community, and includes, without limitation, each member State of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with the aforementioned legislative measures.

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          “Patriot Act” has the meaning assigned to such term in Section 3.19(a).
          “Paying Guarantor” has the meaning assigned to such term in Section 10.09.
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
          “Pension Event” means (a) the whole or partial withdrawal of a Canadian Loan Party from a Canadian Pension Plan during a plan year; or (b) the filing of a notice of interest to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan.
          “Pension Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
          “Permitted Acquisition” means any acquisition by any Loan Party, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, or of the voting Equity Interests of, or a business line or unit or a division of, any Person or the subsidiaries of such Person; provided that:
          (a) such acquisition shall be consensual;
          (b) such Person is in the same or similar line of business as the Company and its Subsidiaries, or a component thereof;
          (c) such acquisition shall be consummated in accordance with all Requirements of Law, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect;
          (d) in the case of the acquisition of Equity Interests, (i) all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares) acquired or otherwise issued by such Person (or, in the case of an acquisition of a group of companies, the parent company of such group) or any newly formed Subsidiary of any Borrower in connection with such acquisition shall be directly and beneficially owned 100% by such Loan Party, except with respect to Investments permitted by Section 6.04(c)(ii) in Subsidiaries that are not Loan Parties, and (ii) such newly acquired Subsidiary shall be a Loan Party and the Company and its Subsidiaries shall have complied with Section 5.14 with respect thereto; and

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          (e) in the case of any acquisition or series of related acquisitions in excess of $50,000,000 (whether paid in cash, deferred payments, securities, the assumption of debt (including to the extent that any continuing debt would be newly reflected on a consolidated balance sheet of the Company) or otherwise), the Company shall furnish to the Administrative Agent at least five Business Days prior to such proposed acquisition a certificate from a Financial Officer evidencing compliance with Section 6.04(l), together with such detailed information relating thereto as the Administrative Agent may reasonably request to demonstrate such compliance;
provided further, that it is understood that to the extent the assets acquired are to be included in any Borrowing Base, due diligence (including, without limitation, field exams and appraisals) in respect of such acquired assets satisfactory to the Administrative Agent, in its Permitted Discretion, shall be completed prior to the inclusion of such assets in the Borrowing Base.
          “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.
          “Permitted Encumbrances” means:
     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
     (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation laws, unemployment, general liability and other insurance and other social security laws or retirement benefits or similar laws or regulations;
     (d) Liens granted and deposits and other investments made to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (e) Liens incurred to secure appeal bonds and judgment and attachment liens in respect of judgments that do not constitute an Event of Default under paragraph (k) of Article VII;
     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary; and

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          (g) Liens in favor of a credit card processor arising in the ordinary course of business under any processor agreement;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
          “Permitted Investments” means:
     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;
     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;
     (c) investments in (i) certificates of deposit and time deposits, in each case maturing within 365 days and (ii) banker’s acceptances, in each case maturing within 180 days from the date of acquisition thereof, issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in paragraph (a) above and entered into with a financial institution satisfying the criteria described in paragraph (c) above; and
     (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.
          “Permitted Lien” means any Lien permitted under Section 6.02.
          “Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
          “Post-Closing Deliverables Agreement” means that certain Post-Closing Deliverables Agreement, dated as of the date hereof, between the Loan Parties and the Administrative Agent, as the same may be amended, restated or otherwise modified from time to time.
          “Pounds Sterling” means the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

45

          “PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
          “Prepayment Event” means:
     (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party, other than dispositions described in Section 6.05(a), (b), (c) (to the extent that the transaction is solely among the Loan Parties), (d) or (j); or
     (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party with a fair value immediately prior to such event equal to or greater than $10,000,000, in the case of each individual event, and $25,000,000 in the aggregate, in the case of a series of related events; or
     (c) the issuance by the Company of any Equity Interests, other than Equity Interests issued pursuant to an employee stock option plan or similar plan, or pursuant to a merger permitted by Section 6.03; or
     (d) the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.01 (other than paragraph (i) thereof) or permitted by the Required Lenders.
          “Prime Rate” means (a) for the purpose of Loans made available to the U.S. Borrowers, the rate of interest per annum publicly announced from time to time by Chase as its prime rate at its offices at 270 Park Avenue in New York City or any successor executive office, and (b) for the purpose of dollar-denominated Loans made available to the Canadian Borrower, the rate of interest per annum publicly announced from time to time by the Canadian Administrative Agent at its Toronto office as its U.S. base rate for dollar-denominated commercial loans; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
          “Priority Payable Reserve” means reserves for amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Administrative Agent’s or any other Canadian Lender Parties’ Liens and/or for amounts which may represent costs relating to the enforcement of the Administrative Agent’s Liens including, without limitation, in the Permitted Discretion of the Canadian Administrative Agent, any such amounts due and not paid for wages, vacation pay, amounts due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the ITA, amounts currently or past due and not paid for realty, municipal or similar taxes (to the extent impacting personal or moveable property) and all amounts currently or past due and not contributed, remitted or paid to or under any Canadian Pension Plan or under the Canada Pension Plan, the Pension Benefits Act (Ontario) or any similar legislation.

46

          “Prior Credit Agreement” means the Amended and Restated Five-Year Credit Agreement dated as of May 16, 2005, as amended and restated as of January 5, 2009, among the Company, Jones Apparel USA, Jones Holdings, Nine West Footwear, Jones Retail, the lenders parties thereto and Wachovia Bank, National Association, as administrative agent.
          “Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.
          “Pro Forma Basis” means, with respect to any test hereunder in connection with any event, that such test shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) such event as if it happened on the first day of such period or (ii) the incurrence of any Indebtedness by the Company or any Subsidiary and any incurrence, repayment, issuance or redemption of other Indebtedness of the Company or any Subsidiary occurring at any time subsequent to the last day of the Test Period and on or prior to the date of determination, as if such incurrence, repayment, issuance or redemption, as the case may be, occurred on the first day of the Test Period.
          “Projections” has the meaning assigned to such term in Section 5.01(f).
          “Protective Advance” means, individually and collectively as the context may require, the U.S. Protective Advances and the Canadian Protective Advances.
          “Register” has the meaning assigned to such term in Section 9.04.
          “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
          “Rentals” means, with reference to any period, the aggregate amounts payable by the Company and its Subsidiaries under any operating leases (net of sublease income), calculated on a consolidated basis for the Company and its Subsidiaries for such period in accordance with GAAP.
          “Rent Reserve” means with respect to (a) any warehouse, cross-docking facility, distribution center, regional distribution center or depot that is not located in a jurisdiction providing for a common law or statutory landlord’s Lien on the personal property of tenants, which Lien would be prior or superior to that of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) and with respect to which no Collateral Access Agreement is in effect; or (b) any store, warehouse, cross-docking facility, distribution center, regional distribution center, depot or other location that is located in a jurisdiction providing for a common law or statutory landlord’s Lien on the personal property of tenants, which Lien would be prior or superior to that of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be), a reserve equal to two months’ rent at such store, warehouse, cross-docking facility, distribution center, regional distribution center, depot or other location.

47

          “Report” means reports prepared by the Joint Collateral Agents or another Person showing the results of appraisals, field examinations or audits pertaining to the Borrowers’ assets from information furnished by or on behalf of the Borrowers, after the Joint Collateral Agents have exercised their rights of inspection pursuant to this Agreement, which Reports shall be distributed to the Lenders by the Administrative Agent.
          “Required Lenders” means, at any time, Lenders having Aggregate Credit Exposure and unused Revolving Commitments representing at least 51% of the sum of the Aggregate Credit Exposure and unused Revolving Commitments at such time.
          “Requirement of Law” means, as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
          “Reserves” means any and all reserves which the Joint Collateral Agents deem necessary, in their Permitted Discretion, to maintain (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, Customer Credit Liability Reserves, Rent Reserves, Priority Payable Reserves, Existing Debt Securities Reserves, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party (including with respect to the declaration by any Loan Party that is a public company of its intention to pay dividends pursuant to Section 6.08(a)(iv) but not yet paid), reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party.
          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company.
          “Retail Inventory” means Inventory to be sold by the Borrowers through the Borrowers’ retail distribution channels.
          “Revolver Termination Date” has the meaning assigned to such term in Section 9.03(c).
          “Revolving Commitment” means, with respect to each Lender, individually and collectively as the context may require, the U.S. Commitment and the Canadian Commitment of such Lender. The initial aggregate amount of the Lenders’ Revolving Commitments is $650,000,000.

48

          “Revolving Commitment Schedule” means the Schedule attached hereto identified as such.
          “Revolving Exposure” means, individually and collectively as the context may require, the U.S. Revolving Exposure and the Canadian Revolving Exposure.
          “Revolving Lender” means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.
          “Revolving Loan” means a Loan made pursuant to Section 2.01.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.
          “Second Currency” has the meaning assigned to such term in Section 9.18.
          “Secured Obligations” means, individually and collectively as the context may require, the U.S. Secured Obligations and the Canadian Secured Obligations.
          “Settlement” has the meaning assigned to such term in Section 2.05(d).
          “Settlement Date” has the meaning assigned to such term in Section 2.05(d).
          “Sole Remaining Collateral Agent” has the meaning assigned to such term in Section 8.02.
          “Sole Successor Collateral Agent” has the meaning assigned to such term in Section 8.02.
          “Specified Customers” means, individually and collectively as the context may require, JC Penney, Costco, Wal-Mart Stores, Inc./Sams Club, Sears, Zellers, TJ MAXX/MARMAXX, BJs Wholesale Club, Burlington Coat Factory, Ross, Fred Myer and Beall’s Outlet.
          “Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit.
          “Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Standby LC Exposure at such time.

49

          “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board or other Governmental Authority to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for Eurodollar funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurodollar funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Administrative Agent.
          “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; provided that such term shall not include any joint venture, corporation, partnership or similar arrangement the accounts of which would be consolidated with those of the Company in the Company’s consolidated financial statements in accordance with GAAP but of which not more than 50% of the equity or the ordinary voting power (or in the case of a partnership, not more than 50% of the general partnership interests) are, as of such date, owned controlled or held by the Company or any of its consolidated Subsidiaries.
          “Subsidiary” means any direct or indirect subsidiary of the Company or a Loan Party, as applicable.
          “Supermajority Lenders” means, at any time, Lenders having Aggregate Credit Exposure and unused Revolving Commitments representing at least 75% of the sum of the total Aggregate Credit Exposure and unused Revolving Commitments at such time.
          “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement.

50

          “Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.
          “Swingline Exposure” means, at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.
          “Swingline Lender” means, individually and collectively as the context may require, the U.S. Swingline Lender and the Canadian Swingline Lender.
          “Swingline Loan” means, individually and collectively as the context may require, each U.S. Swingline Loan and each Canadian Swingline Loan.
          “Syndication Agent” means Citibank, N.A., in its capacity as Syndication Agent, and its successors and assigns in such capacity.
          “TARGET Day” means any day on which (i) TARGET2 is open for settlement of payments in Euro and (ii) banks are open for dealings in deposits in Euro in the London interbank market.
          “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
          “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
          “Test Period” means (a) from the date hereof until December 31, 2009, the most recent period of four fiscal quarters, and (b) at all times thereafter, 12 consecutive full fiscal months immediately preceding each date (taken as one accounting period) in respect of which the Company has delivered the financial statements referred to in paragraph (c) of Section 5.01.
          “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.
          “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.

51

          “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or the Canadian Prime Rate.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
          “United States” or “U.S.” means the United States of America.
          “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.
          “U.S. Availability” means (a) the lesser of (i) the U.S. Commitment and (ii) the U.S. Borrowing Base minus (b) (i) the total U.S. Revolving Exposure and (ii) the Canadian U.S. Borrowing Base Utilization.
          “U.S. Borrowers” means, individually and collectively as the context may require, the Company, Jones Apparel USA, Jones Holdings, Jones Retail, Nine West Footwear, Energie Knitwear, Jones Investment, Jones Jeanswear, L.E.I., Nine West Development and Victoria.
          “U.S. Borrowing Base” means, at any time (without duplication), the sum of
          (a) (i) the product of (A) 85% multiplied by (B) the Eligible Accounts of the U.S. Borrowers at such time plus (ii) the product of (A) 90% multiplied by (B) the Eligible Credit Card Accounts Receivable of the U.S. Borrowers at such time, plus
          (b) the product of (i) 80% multiplied by (ii) the Eligible Domestic Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by Eligible Domestic Licensee Receivables of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $10,000,000, plus
          (c) the product of (i) 35% multiplied by (ii) the Eligible Foreign Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by Eligible Foreign Licensee Receivables of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $5,000,000, plus

52

          (d) the product of (i) 35% multiplied by (ii) the Eligible Foreign Accounts of the U.S. Borrowers at such time; provided that the availability represented by Eligible Foreign Accounts of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $5,000,000, plus
          (e) subject to the last sentence of this definition, the product of (i) 35% multiplied by (ii) the sum of (A) the Eligible GRI Accounts of the U.S. Borrowers and (B) the Eligible GRI Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by Eligible GRI Accounts of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $15,000,000, plus
          (f) the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value percentage in respect of Retail Inventory of the U.S. Borrowers identified in the most recent inventory appraisal ordered by the Joint Collateral Agents multiplied by the Eligible Retail Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Retail Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, plus
          (g) the lesser of (i) the product of 85% multiplied by the High Season or Low Season, as applicable, Net Orderly Liquidation Value percentage in respect of Wholesale Inventory of the U.S. Borrowers identified in the most recent inventory appraisal ordered by the Joint Collateral Agents multiplied by the Eligible Wholesale Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Wholesale Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, minus
          (h) without duplication, Reserves established by the Joint Collateral Agents in their Permitted Discretion.
          The Joint Collateral Agents may, in their Permitted Discretion, reduce the advance rates set forth above (and subsequently increase the advance rates up to the levels set forth above) including, for reasons relating to potential rights of vendors with respect to in transit Inventory, adjust Reserves or reduce one or more of the other elements used in computing the U.S. Borrowing Base (and subsequently increase such elements up to the levels set forth above). Any changes after the Effective Date in how the Borrowers value their Inventory in accordance with their historical practices prior to the Effective Date shall be subject to the approval of the Joint Collateral Agents.

53

          Notwithstanding the foregoing, the Eligible GRI Accounts and Eligible GRI Licensee Receivables shall not constitute a part of the U.S. Borrowing Base unless the Joint Collateral Agents, in the exercise of their Permitted Discretion, have approved of the same.
          “U.S. Commitment” means, with respect to each U.S. Lender, the commitment, if any, of such U.S. Lender to make U.S. Revolving Loans and to acquire participations in U.S. Letters of Credit and U.S. Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such U.S. Lender’s U.S. Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such U.S. Lender pursuant to Section 9.04. The initial amount of each U.S. Lender’s U.S. Commitment is set forth on the Revolving Commitment Schedule, or in the Assignment and Assumption pursuant to which such U.S. Lender shall have assumed its U.S. Commitment, as applicable. The U.S. Commitment is a sub-facility of the Revolving Commitment and is not in addition to the Revolving Commitment.
          “U.S. LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the U.S. Borrowers. The U.S. LC Exposure of any U.S. Lender at any time shall be its Applicable Percentage of its total U.S. LC Exposure at such time.
          “U.S. Lender Parties” means, individually and collectively as the context may require, the Administrative Agent, the U.S. Lenders, the Issuing Banks issuing U.S. Letters of Credit and the other Agents.
          “U.S. Lenders” means the Persons listed on the Revolving Commitment Schedule as having a U.S. Commitment and any other Person that shall acquire a U.S. Commitment pursuant to an Assignment and Assumption, other than any such Person that ceases to be such a Person hereto pursuant to an Assignment and Assumption.
          “U.S. Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable Issuing Bank issued for the purpose of providing credit support for the U.S. Borrowers.
          “U.S. Loan Guarantor” means each Loan Party (other than the Canadian Loan Parties) and any other Person that becomes a U.S. Loan Guarantor pursuant to Section 5.14(a).
          “U.S. Loan Parties” means the U.S. Borrowers, the U.S. Borrowers’ Domestic Subsidiaries and the First-Tier Foreign DREs (other than those Persons in which Investments are made pursuant to Sections 6.04(c)(ii) and (iii)) and any other Person who becomes a party to this Agreement in its capacity as a U.S. Loan Party pursuant to a Joinder Agreement and their successors and assigns; provided that neither Rachel Roy IP Company LLC nor GRI shall be a U.S. Loan Party unless 100% of the Equity Interests of each of them is owned by a U.S. Loan Party.

54

          “U.S. Loans” means, individually and collectively as the context may require, the U.S. Revolving Loans, the U.S. Swingline Loans and the U.S. Protective Advances.
          “U.S. Obligations” means, with respect to the U.S. Loan Parties, all unpaid principal of and accrued and unpaid interest on the U.S. Loans, all U.S. LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the U.S. Loan Parties to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank with respect to a U.S. Letter of Credit or any indemnified party arising under the Loan Documents.
          “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
          “U.S. Protective Advance” has the meaning assigned to such term in Section 2.04(a).
          “U.S. Revolving Exposure” means, with respect to any U.S. Lender at any time, the sum of (a) the outstanding principal amount of Revolving Loans of such U.S. Lender at such time, plus (b) an amount equal to the Applicable Percentage of the aggregate principal amount of the U.S. Swingline Loans of such U.S. Lender at such time, plus (c) an amount equal to the Applicable Percentage of the U.S. LC Exposure of such U.S. Lender at such time.
          “U.S. Revolving Loan” means a Revolving Loan made to the U.S. Borrowers.
          “U.S. Secured Obligations” means all U.S. Obligations, together with all (a) Banking Services Obligations of the U.S. Loan Parties; (b) Swap Obligations of the U.S. Loan Parties owing to one or more U.S. Lenders or their respective Affiliates; provided that (i) at or prior to the time that any transaction relating to such Swap Obligation is executed, the U.S. Lender or Affiliate of a U.S. Lender party thereto (other than Chase) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a U.S. Secured Obligation entitled to the benefits of the Collateral Documents in favor of the U.S. Lender Parties; and (c) the Open Account Obligations of Open Account Obligors that are U.S. Loan Parties.
          “U.S. Security Agreement” means that certain Pledge and Security Agreement, dated as of the date hereof, between the Loan Parties (other than Jones Canada GP and Jones Canada LP) and the Administrative Agent, for the benefit of the Lender Parties and the Canadian Lender Parties, as the case may be, and any other pledge or security agreement entered into, after the Effective Date by any other U.S. Loan Party (as required by this Agreement or any other Loan Document), or any other Person, as the same may be amended, restated or otherwise modified from time to time.
          “U.S. Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of U.S. Swingline Loans hereunder.
          “U.S. Swingline Loan” has the meaning assigned to such term in Section 2.05(a).
          “Vendor Rebates” means the credits earned from vendors for volume purchases that reduce net inventory costs for the Borrowers.

55

          “Victoria” means Victoria + Co Ltd., a Rhode Island corporation.
          “Weekly Reporting Period” means any period during (a) which any Default under paragraph (a) of Article VII or any Event of Default has occurred and is continuing, (b) that constitutes a Level 2 Minimum Availability Period or (c) that constitutes a Maximum Utilization Period.
          “Wholesale Inventory” means Inventory to be sold by the Borrowers through the Borrowers’ wholesale distribution channels.
          “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          “Withholding Agent” means any Loan Party and the Administrative Agent.
     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).
     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived by the Administrative Agent pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived by the Administrative Agent.
          For purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest” and “mortgage” shall be deemed to include a “hypothec”, (f) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, and (j) an “agent” shall be deemed to include a “mandatary”.

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     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
     SECTION 1.05. Currency Translations. Without limiting the other terms of this Agreement the calculations and determinations under this Agreement of any amount in any currency other than dollars shall be deemed to refer to dollars or the Dollar Amount (as determined by the Administrative Agent) or the Equivalent Amount (as determined by the Canadian Administrative Agent), as the case may be, and all certificates delivered under this Agreement, shall express such calculations or determinations in dollars or the Dollar Amount or the Equivalent Amount thereof, as the case may be.
ARTICLE II
The Credits
     SECTION 2.01. Revolving Commitments. Subject to the terms and conditions set forth herein, (a) each U.S. Lender agrees to make U.S. Revolving Loans from time to time during the Availability Period to the U.S. Borrowers, and (b) each Canadian Lender agrees to make Canadian Revolving Loans (including by way of BA Drawings in accordance with Section 2.21) from time to time during the Availability Period to the Canadian Borrower, if, in each case after giving effect thereto:
     (i) the U.S. Revolving Exposure or Canadian Revolving Exposure of any Lender would not exceed such Lender’s U.S. Commitment or Canadian Commitment, as the case may be;

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     (ii) the total U.S. Revolving Exposure of all the U.S. Lenders would not exceed (A) the lesser of (x) the total U.S. Commitments or (y) the U.S. Borrowing Base minus (B) the Canadian U.S. Borrowing Base Utilization;
     (iii) the total Canadian Revolving Exposure of all the Canadian Lenders would not exceed the lesser of (A) the Canadian Sublimit or (B) (x) the Canadian Borrowing Base plus (y) the U.S. Availability; and
     (iv) the sum of (A) (x) the total Revolving Exposures of all the Lenders and (y) the Open Account Aggregate Cap would not exceed the lesser of (B)(x) the total Revolving Commitments or (y) the Aggregate Borrowing Base;
subject to the Administrative Agent’s or Canadian Administrative Agent’s authority, as applicable, in their sole discretion, to make Protective Advances pursuant to the terms of Section 2.04. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow its Revolving Loans.
     SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Revolving Commitments. Any Protective Advance and any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04 and 2.05.
          (b) Subject to Section 2.14 and Section 2.21, (i) each Borrowing of U.S. Revolving Loans shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower Representative may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings but may be converted into Eurodollar Borrowings in accordance with Section 2.08; (ii) each Borrowing of Canadian Revolving Loans denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Loans or, pursuant to Section 2.21, BA Drawings as the Borrower Representative may request in accordance herewith; and (iii) each Borrowing of Canadian Revolving Loans denominated in dollars shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower Representative may request in accordance herewith. Each U.S. Swingline Loan and Canadian Swingline Loan denominated in dollars shall be an ABR Loan, and each Canadian Swingline Loan denominated in Canadian Dollars shall be a Canadian Prime Rate Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.
          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. ABR Borrowings and Canadian Prime Rate Borrowings may be in any amount. Each Swingline Loan shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurodollar Borrowings outstanding.

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          (d) At the commencement of each Contract Period for any BA Drawing of Canadian Revolving Loans, such Borrowing shall be in an aggregate face amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000; provided that there shall not at any time be more than a total of five BA Drawings outstanding.
          (e) Notwithstanding any other provision of this Agreement, neither the Borrower Representative nor any Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period or Contract Period requested with respect thereto would end after the Maturity Date.
     SECTION 2.03. Requests for Revolving Borrowings. To request a Borrowing, the Borrower Representative shall notify the applicable Administrative Agent of such request either in writing (delivered by hand or facsimile) substantially in the form attached hereto as Exhibit G and signed by the Borrower Representative or by telephone (a) with respect to U.S. Loans (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Chicago time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 2:00 p.m., Chicago time, on the date of the proposed Borrowing, and (b) with respect to Canadian Loans, (i) in the case of a Eurodollar Borrowing, not later than 12:00 noon, Toronto time three Business Days before the date of the proposed Borrowing, (ii) in the case of a BA Drawing, not later than 3:00 p.m., Toronto time, three Business Days before the date of the proposed Borrowing, and (iii) in the case of a Canadian Prime Rate Borrowing or an ABR Borrowing, not later than 1:00 p.m., Toronto time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement (in the case of any U.S. Letter of Credit) as contemplated by Section 2.06(e), may be given not later than 2:00 p.m., Chicago time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent or the Canadian Administrative Agent, as applicable, of a written Borrowing Request in a form approved by the Administrative Agent or the Canadian Administrative Agent, as applicable, and signed by the Borrower Representative. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01:
          (i) the name of the applicable Borrower;
          (ii) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing;
          (iii) the date of such Borrowing, which shall be a Business Day;
          (iv) whether such Borrowing is to be an ABR Borrowing, a Canadian Prime Rate Borrowing, a BA Drawing or a Eurodollar Borrowing;
          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

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          (vi) in the case of a BA Drawing, the initial Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Contract Period”.
If no election as to the Type of Borrowing of Revolving Loans is specified, then (A) a Borrowing of U.S. Revolving Loans or Canadian Revolving Loans requested in dollars shall be an ABR Borrowing, and (B) a Borrowing of Canadian Revolving Loans requested in Canadian Dollars shall be a Canadian Prime Rate Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing of Revolving Loans, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
     SECTION 2.04. Protective Advances. (a) Subject to the limitations set forth below, the Administrative Agent or the Canadian Administrative Agent, as applicable, is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s or the Canadian Administrative Agent’s, as the case may be, sole discretion (but, in either such case, neither of them shall have absolutely any obligation to), to make (i) in the case of the Administrative Agent, Loans to the U.S. Borrowers on behalf of the U.S. Lenders (each such Loan, a “U.S. Protective Advance”), or (ii) in the case of the Canadian Administrative Agent, Loans to the Canadian Borrower in Canadian Dollars or dollars on behalf of the Canadian Lenders (each such Loan, a “Canadian Protective Advance”), which the Administrative Agent or Canadian Administrative Agent, as applicable, in its Permitted Discretion, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to or required to be paid by the applicable Borrower pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents; provided, that the aggregate amount of Protective Advances outstanding at any time shall not at any time exceed $30,000,000; provided further, that (1) the aggregate amount of outstanding Protective Advances in favor of the U.S. Borrowers plus the aggregate U.S. Revolving Exposure shall not exceed the U.S. Commitment, (2) the aggregate amount of outstanding Protective Advances in favor of the Canadian Borrower plus the aggregate Canadian Revolving Exposure shall not exceed the Canadian Commitment and (3) the aggregate amount of all outstanding Protective Advances plus the sum of the aggregate Revolving Exposures of all the Lenders and the Open Account Aggregate Cap shall not exceed the aggregate Revolving Commitments. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The (i) U.S. Protective Advances shall be secured by the Liens in favor of the Administrative Agent (for the benefit of the Lender Parties) and (ii) the Canadian Protective Advance shall be secured by the Liens in favor of the Administrative Agent (for the benefit of the Canadian Lender Parties) in and to the Collateral of the U.S. Loan Parties (in the case of the U.S. Protective Advances) or the Collateral (in the case of the Canadian Protective Advances) and shall constitute U.S. Obligations (in the case of U.S. Protective Advances) and Canadian Obligations (in the case of Canadian Protective Advances). All U.S. Protective Advances and Canadian Protective Advances denominated in dollars shall be ABR Borrowings, and all Canadian Protective Advances denominated in Canadian Dollars shall be Canadian Prime Rate Borrowings. The Administrative Agent’s or Canadian Administrative Agent’s, as the case may be, authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s or the Canadian Administrative Agent’s (as applicable) receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent, Canadian or Administrative Agent, as applicable, may request the Revolving Lenders to make a Revolving Loan, in the currency in which the applicable Protective Advance was denominated, to repay a Protective Advance. At any other time the Administrative Agent or Canadian Administrative Agent (as applicable) may require the Lenders to fund, in the currency in which the applicable Protective Advance was denominated, their risk participations described in Section 2.04(b).

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          (b) Upon the making of a Protective Advance (whether before or after the occurrence of a Default) by the Administrative Agent or the Canadian Administrative Agent, as applicable, each U.S. Lender or Canadian Lender, as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent or the Canadian Administrative Agent, as applicable, without recourse or warranty, an undivided interest and participation in such U.S. Protective Advance or Canadian Protective Advance, as applicable, in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent or the Canadian Administrative Agent, as applicable, in respect of such Protective Advance.
     SECTION 2.05. Swingline Loans. (a) The Administrative Agent, the U.S. Swingline Lender and the U.S. Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests an ABR Borrowing, the U.S. Swingline Lender may elect to have the terms of this Section 2.05(a) apply to such Borrowing Request by advancing, on behalf of the U.S. Lenders and in the amount requested, same day funds to the U.S. Borrowers, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the U.S. Swingline Lender pursuant to this Section 2.05(a) is referred to in this Agreement as a “U.S. Swingline Loan”), with settlement among them as to the U.S. Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each U.S. Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the U.S. Lenders, except that all payments thereon shall be payable to the U.S. Swingline Lender solely for its own account. The aggregate amount of U.S. Swingline Loans outstanding at any time shall not exceed $60,000,000. The U.S. Swingline Lender shall not make any U.S. Swingline Loan if the requested U.S. Swingline Loan exceeds U.S. Availability (before giving effect to such U.S. Swingline Loan). All U.S. Swingline Loans shall be ABR Borrowings.
          (b) The Canadian Administrative Agent, the Canadian Swingline Lender and the Canadian Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests an ABR Borrowing, the Canadian Swingline Lender may elect to have the terms of this Section 2.05(b) apply to such Borrowing Request by advancing, on behalf of the Canadian Lenders and in the amount requested, same day funds to the Canadian Borrower, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the Canadian Swingline Lender pursuant to this Section 2.05(b) is referred to in this Agreement as a “Canadian Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each Canadian Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the Canadian Lenders, except that all payments thereon shall be payable to the Canadian Swingline Lender solely for its own account. The aggregate amount of Canadian Swingline Loans outstanding at any time shall not exceed $2,500,000 (or the Equivalent Amount thereof). The Canadian Swingline Lender shall not make any Canadian Swingline Loan if the requested Canadian Swingline Loan exceeds Canadian Availability (before giving effect to such Canadian Swingline Loan). All Canadian Swingline Loans shall be Canadian Prime Rate Borrowings.

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          (c) Upon the making of a Swingline Loan (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan), each U.S. Lender or Canadian Lender, as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the applicable Swingline Lender, the Administrative Agent or the Canadian Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in the applicable Swingline Loan in proportion to its Applicable Percentage of the Revolving Commitments. The applicable Swingline Lender may, at any time, require the applicable Lenders to fund, in the currency in which the applicable Swingline Loan was denominated, their participations. From and after the date, if any, on which any Lender is required to fund its participation in any Swingline Loan purchased hereunder, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by such Administrative Agent in respect of such Loan.
          (d) Each of the Administrative Agent and the Canadian Administrative Agent, on behalf of the U.S. Swingline Lender or the Canadian Swingline Lender, as applicable, shall request settlement (a “Settlement”) with the U.S. Lenders or Canadian Lenders, as applicable, on at least a weekly basis or on any more frequent date that the Administrative Agent or the Canadian Administrative Agent, as the case may be, elects, by notifying the applicable Lenders of such requested Settlement by facsimile, telephone or e-mail no later than 12:00 noon Chicago time (i) on the date of such requested Settlement (the “Settlement Date”), with regard to U.S. Swingline Loans, and (ii) two Business Days prior to the Settlement Date, with regard to Canadian Swingline Loans (or on the date of such requested Settlement, if a Default or an Event of Default has occurred and is continuing). Each U.S. Lender or Canadian Lender, as applicable (other than the Swingline Lenders, in the case of the Swingline Loans) shall transfer, in the currency in which the applicable Loan was denominated, the amount of such Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent or the Canadian Administrative Agent, as applicable, to an account of the Administrative Agent or Canadian Administrative Agent, as applicable, as it may designate, not later than 2:00 p.m., Chicago time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Administrative Agent or the Canadian Administrative Agent, as applicable, shall be applied against the amounts of the applicable Swingline Lender’s Swingline Loans and, together with such Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such applicable Lenders (and shall no longer constitute Swingline Loans). If any such amount referred to in this paragraph (d) is not transferred to the applicable Agent by any applicable Lender on such Settlement Date, the applicable Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.07.

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     SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit denominated in dollars, an Alternative Currency (in the case of Commercial Letters of Credit that are U.S. Letters of Credit) and Canadian Dollars (in the case of Canadian Letters of Credit) for its own account or for the account of another Borrower, in a form reasonably acceptable to the Administrative Agent or the Canadian Administrative Agent, as applicable, and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (in the case of U.S. Letters of Credit) and the Canadian Administrative Agent (in the case of Canadian Letters of Credit) with a copy to the Administrative Agent, in each case prior to 9:00 a.m., Chicago time at least three Business Days prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit will be denominated (which may be in dollars or Canadian Dollars (in the case of Canadian Letters of Credit), or, in the case of a Commercial Letter of Credit that is issued pursuant to the U.S. Commitment, an Alternative Currency), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $450,000,000, (ii) the Standby LC Exposure shall not exceed $50,000,000, (iii) the Commercial LC Exposure shall not exceed $400,000,000, (iv) the LC Exposure on account of Commercial Letters of Credit denominated in an Alternative Currency that are issued pursuant to the U.S. Commitment shall not exceed $100,000,000, (v) the Canadian LC Exposure shall not exceed $5,000,000, (vi) the total U.S. Revolving Exposure of all the U.S. Lenders would not exceed the lesser of (A) (x) the total U.S. Commitments or (y) the U.S. Borrowing Base minus (B) the Canadian U.S. Borrowing Base Utilization, (vii) the total Canadian Revolving Exposure of all the Canadian Lenders would not exceed the lesser of (A) the Canadian Sublimit or (B) (x) the Canadian Borrowing Base plus (y) the U.S. Availability and (viii) the sum of (A) (x) the total Revolving Exposures of all the Lenders and (y) Open Account Aggregate Cap shall not exceed the lesser of (B) (i) the total Revolving Commitments and (ii) the Aggregate Borrowing Base then in effect.

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          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date (it being understood that any Letter of Credit that provides for time drafts to be submitted thereunder shall have an expiry date which is in advance of such five Business Days prior to the Maturity Date by the number of days contemplated for such time drafts).
          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each U.S. Lender, with respect to a U.S. Letter of Credit, and each Canadian Lender, with respect to a Canadian Letter of Credit, and each U.S. Lender and Canadian Lender, as applicable, hereby acquires from the applicable Issuing Bank, a participation in each such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate Dollar Amount (in the case of each U.S. Letter of Credit) or Equivalent Amount (in the case of each Canadian Letter of Credit) available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, (i) with respect to each U.S. Letter of Credit, each U.S. Lender hereby absolutely and unconditionally agrees to pay in dollars to the Administrative Agent, and (ii) with respect to any Canadian Letters of Credit, each Canadian Lender hereby absolutely and unconditionally promises to pay, in the same currency in which such Canadian Letter of Credit is issued, the Canadian Administrative Agent, in each case for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement, made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to such Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

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          (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to (i) the Administrative Agent (in the case of any U.S. Letter of Credit) in dollars and (ii) the Canadian Administrative Agent (in the case of any Canadian Letters of Credit) in the same currency as the applicable LC Disbursement an amount equal to such LC Disbursement not later than 2:00 p.m., Chicago time, on the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., Chicago time, on such Business Day (or, if the Borrower Representative receives notice of such LC Disbursement after 9:00 a.m., Chicago time, on any Business Day, by 2:00 p.m., Chicago time, on the next following Business Day); provided, that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Borrowing (in the case of U.S. Letters of Credit), a Canadian Prime Rate Borrowing (in the case of Canadian Letters of Credit) or a Swingline Loan in an equivalent amount and, to the extent so financed (in the event that such LC Disbursement was made in an Alternative Currency, such Borrowing Request shall be for an amount equal to the Dollar Amount of the amount of such LC Disbursement, and in the event such LC Disbursement was made with respect to a Canadian Letter of Credit, such Borrowing Request shall be in the same currency as such LC Disbursement), the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing or Swingline Loan (or the applicable portion thereof). If the Borrowers fail to make such payment when due, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall notify each U.S. Lender or Canadian Lender of the applicable LC Disbursement, the payment then due from the applicable Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each applicable Lender shall pay to (x) the Administrative Agent dollars (in the case of the U.S. Letter of Credit) or (y) the Canadian Administrative Agent (in the case of Canadian Letters of Credit) in the same currency as the applicable LC Disbursement, an amount equal to its Applicable Percentage of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and Administrative Agent and the Canadian Administrative Agent, as the case may be, shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent or the Canadian Administrative Agent, as the case may be, of any payment from the Borrowers pursuant to this paragraph, each of them shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Bank, then each of them shall distribute such payment to such Revolving Lenders and the applicable Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of ABR Loans (in the case of U.S. Letters of Credit), a Canadian Prime Rate Loan (in the case of Canadian Letters of Credit) or a Swingline Loan as contemplated above) shall not constitute a Loan (but shall be Secured Obligations) and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

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          (f) Exchange Indemnification and Increased Costs. The Borrowers shall, upon demand from any Issuing Bank or any Revolving Lender, pay to such Issuing Bank or such Revolving Lender, the amount of (i) any loss or cost or increased cost incurred by such Issuing Bank or such Revolving Lender, (ii) any reduction in any amount payable to or in the effective return on the capital to such Issuing Bank or such Revolving Lender, (iii) any currency exchange loss, in each case with respect to clauses (i), (ii) and (iii), that such Issuing Bank or such Revolving Lender sustains as a result of the Borrowers’ repayment in dollars of any Commercial Letter of Credit that is a U.S. Letter of Credit that was denominated in an Alternative Currency or (iv) any interest or any other return, including principal, foregone by such Issuing Bank as a result of the introduction of, change over to or operation of the Euro in any member state participating in the Euro. A certificate of the applicable Issuing Bank setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate such Issuing Bank shall be conclusively presumed to be correct save for manifest error.
          (g) Obligations Absolute. The Borrowers’ joint and several obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent nor the Canadian Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the applicable Issuing Bank’s failure to exercise the standard of care hereunder to be applicable when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised such standard of care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
          (h) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly notify the Administrative Agent or the Canadian Administrative Agent, as applicable, and the applicable Borrower by telephone (confirmed by facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the applicable Issuing Bank and the applicable Revolving Lenders with respect to any such LC Disbursement.

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          (i) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, (i) (x) in the case of LC Disbursements made in dollars, at the rate per annum then applicable to ABR Loans, and (y) in the case of an LC Disbursement made in Canadian Dollars, at the rate per annum then applicable to Canadian Prime Rate Loans, and (ii) in the case of LC Disbursements made in respect of any Commercial Letters of Credit that are U.S. Letters of Credit in an Alternative Currency, at the overnight London interbank offered rate for the relevant Alternative Currency determined by the Administrative Agent in good faith plus the rate per annum then applicable to Eurodollar Borrowings; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.
          (j) Replacement of the Issuing Banks. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the Issuing Bank to be replaced and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
          (k) Cash Collateralization. Subject to Section 2.18(b), if any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent, the Canadian Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph or if any of the other provisions hereof require cash collateralization (or, on the Business Day on or immediately following the maturity of the Loans if the Loans have been accelerated, without any further notice), (i) the U.S. Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lender Parties (the “LC Collateral Account”), the Dollar Amount in cash equal to 103% of the U.S. LC Exposure as of such date plus accrued and unpaid interest thereon and (ii) the Canadian Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Canadian Lender Parties (the “Canadian LC Collateral Account”), the Equivalent Amount in cash equal to 103% of the Canadian LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in paragraph (h) or (i) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations, in the case of deposits in the LC Collateral Account, and the Canadian Secured Obligations, in the case of deposits in the Canadian LC Collateral Account. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts; and (x) the U.S. Borrowers hereby grant the Administrative Agent (for the benefit of the Lender Parties) a security interest in the LC Collateral Account and (y) the Canadian Borrower hereby grants the Administrative Agent (for the benefit of the Canadian Lender Parties) a security interest in the Canadian LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be in the form of Permitted Investments made at the option and sole discretion of the Administrative Agent (in accordance with its usual and customary practices for investments of this type), and at the Borrowers’ risk and reasonable expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the U.S. Borrowers or the Canadian Borrower, as applicable, for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Required Lenders), be applied, in the case of moneys in the LC Collateral Account, to satisfy other Secured Obligations or, in the case of moneys in the Canadian LC Collateral Account, to satisfy other Canadian Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all such Events of Default have been cured or waived.

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          (l) Existing Letters of Credit. On the Effective Date, each Existing Letter of Credit shall, automatically and without further action, be deemed to be a Letter of Credit that has been issued hereunder as of the Effective Date for all purposes hereunder and under the other Loan Documents. Without limiting the foregoing (i) each such Existing Letter of Credit shall be included in the calculation of LC Exposure, (ii) all liabilities of the Borrowers and the other Loan Parties with respect to such Existing Letters of Credit shall constitute Obligations and (iii) each Lender shall have reimbursement obligations with respect to such Existing Letters of Credit as provided in this Section 2.06. Any Existing Letter of Credit that is renewed or extended shall be issued by an Issuing Bank referred to in clause (a) of the definition thereof.
          (m) LC Exposure Reporting. Each Issuing Bank shall, not later than 10:00 a.m., New York time, on each Business Day, notify the Administrative Agent in reasonable detail as to the amount of the LC Exposure with respect to the Letters of Credit issued by such Issuing Bank.

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     SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., Chicago time, to the account of the Administrative Agent or the Canadian Administrative Agent, as applicable; provided, that Swingline Loans shall be made as provided in Section 2.05. Each of the Administrative Agent and the Canadian Administrative Agent, as applicable, will make such Loans available to the Borrower Representative by promptly crediting the amounts so received, in like funds, to the Funding Account(s); provided that ABR Loans made to finance (i) the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent or the Canadian Administrative Agent, as applicable, to the applicable Issuing Bank and (ii) a Protective Advance shall be retained by the Administrative Agent or the Canadian Administrative Agent, as applicable, and disbursed in its discretion. U.S. Loans and participations in U.S. Swingline Loans and U.S. Letters of Credit will be funded by each U.S. Lender pro rata in accordance with its Applicable Percentage of the U.S. Commitments. Canadian Loans and participations in Canadian Swingline Loans and Canadian Letters of Credit will be funded by each Canadian Lender pro rata in accordance with its Applicable Percentage of the Canadian Commitments.
          (b) Unless the Administrative Agent or the Canadian Administrative Agent, as applicable, shall have received notice from a Lender prior to the proposed date of any Borrowing (or, in the case of any ABR Borrowing or Canadian Prime Rate Borrowing, prior to the time of such proposed Borrowing) that such Lender will not make available to the Administrative Agent or the Canadian Administrative Agent, as applicable, such Lender’s share of such Borrowing, the Administrative Agent or the Canadian Administrative Agent, as applicable, may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent or the Canadian Administrative Agent, as applicable, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent or the Canadian Administrative Agent, as applicable, forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent or the Canadian Administrative Agent, as applicable, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent or the Canadian Administrative Agent, as applicable, in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans (in the case of dollar denominated amounts), Canadian Prime Rate Loans (in the case of Canadian Dollar denominated amounts). If such Lender pays such amount to the Administrative Agent or the Canadian Administrative Agent, as applicable, then such amount shall constitute such Lender’s Loan included in such Borrowing.
     SECTION 2.08. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, (i) in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request and (ii) in the case of BA Drawings, shall have an initial Contract Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a Borrowing of a different Type, to convert BA Drawings to Canadian Prime Rate Loans, to convert Canadian Prime Rate Loans (other than Swingline Loans) into BA Drawings or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably (in accordance with the principal amount of the U.S. Loans or Canadian Loans, as the case may be) among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings or Protective Advances, which may not be converted or continued.

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          (b) To make an election pursuant to this Section, the Borrower Representative shall notify the (i) Administrative Agent, with respect to each U.S. Revolving Loan, and (ii) the Canadian Administrative Agent (with a copy to the Administrative Agent) with respect to any Canadian Revolving Loan, of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election, subject to paragraph (f) below in the case of BA Drawings. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent or the Canadian Administrative Agent, (with a copy to the Administrative Agent) as applicable, of a written Interest Election Request in a form approved by the Administrative Agent or the Canadian Administrative Agent, as applicable, and signed by the Borrower Representative.
          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
     (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing or Canadian Prime Rate Borrowing; and
     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.
          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

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          (e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to (i) an ABR Borrowing, in the case of a Eurodollar Borrowing of either U.S. Revolving Loans or Canadian Revolving Loans denominated in dollars, and (ii) a Canadian Prime Rate Borrowing, in the case of any BA Drawing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) no outstanding Canadian Prime Rate Loans may be converted to BA Drawings, and (iii) unless repaid, (A) each Eurodollar Borrowing of U.S. Revolving Loans or of Canadian Revolving Loans denominated in dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (B) each BA Drawing shall be converted to, or repaid with the proceeds of, a Canadian Prime Rate Borrowing at the end of the Contract Period applicable thereto.
          (f) At or before 12:00 noon (Toronto time) three Business Days before the last day of the Contract Period of any BA Drawing, the Borrower Representative shall give to the Canadian Administrative Agent its written Interest Election Request in respect of such BA Drawing which shall specify either that the Canadian Borrower intends to repay the maturing B/As on such date or to continue to issue B/As on such date to provide for the payment of the maturing B/As. If the Borrower Representative fails to deliver such timely notice with respect to a BA Drawing prior to the end of the Contract Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Contract Period such Borrowing shall be converted to Canadian Prime Rate Loans. Upon the conversion to or continuation of any Borrowing or portion thereof as a BA Drawing, the Discount Proceeds that would otherwise be payable to the Canadian Borrower by each Canadian Lender pursuant to Section 2.21(d) in respect of such new BA Drawing shall be applied against the principal amount of such Borrowing (in the case of a conversion) or the reimbursement obligation owed to such Lender in respect of such maturing B/As (in the case of a continuation) (collectively, the “maturing amounts”) and the Canadian Borrower shall pay to such Canadian Lender an amount equal to the excess of the maturing amounts over such Discount Proceeds
     SECTION 2.09. Termination and Reduction of Revolving Commitments; Increase in Revolving Commitments. (a) Unless previously terminated, all Revolving Commitments shall terminate on the Maturity Date.
          (b) The Borrowers may at any time terminate the Revolving Commitments upon (i) the payment in full in cash of all outstanding U.S. Loans, in the case of the U.S. Commitment, and Canadian Loans, in the case of the Canadian Commitment, together with accrued and unpaid interest thereon and on any U.S. Letters of Credit, in the case of the U.S. Commitment, and Canadian Letters of Credit, in the case of the Canadian Commitment, as applicable, (ii) the cancellation and return of all outstanding U.S. Letters of Credit, in the case of the U.S. Commitment, and Canadian Letters of Credit, in the case of the Canadian Commitment, (or alternatively, (A) with respect to each such U.S. Letter of Credit, the deposit in the LC Collateral Account of cash equal to 103% of the U.S. LC Exposure or with respect to each such Canadian Letter of Credit, the deposit in the Canadian LC Collateral Account of cash equal to 103% Canadian LC Exposure, as applicable, as of such date in accordance with Section 2.06(k), (B) with the consent of the Administrative Agent and the Canadian Administrative Agent, as applicable, and each applicable Issuing Bank, a back-up standby letter of credit equal to 103% of the U.S. LC Exposure or Canadian LC Exposure, as applicable, as of such date or (C) the inclusion of such Letters of Credit in a credit facility that refinances the Obligations outstanding under this Agreement), (iii) the payment in full in cash of the accrued and unpaid fees, and (iv) the payment in full in cash of all reimbursable expenses and other U.S. Obligations or Canadian Obligations, as applicable, together with accrued and unpaid interest thereon.

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          (c) The Borrowers may from time to time reduce the U.S. Commitment and the Canadian Sublimit; provided that (i) each reduction shall be in an amount that is an integral multiple of $5,000,000 (or, if less, the aggregate remaining U.S. Commitment or Canadian Sublimit), (ii) the Borrower Representative shall allocate each such reduction, in whole or in part, to the U.S. Commitment or the Canadian Sublimit, (iii) each reduction in the U.S. Commitment to an amount less than the then effective Canadian Sublimit shall result in a dollar-for-dollar reduction in the Canadian Sublimit and (iv) the Borrowers shall not reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, (A) the sum of (1) the total Revolving Exposures of all the Lenders, plus the Open Account Aggregate Cap would exceed the lesser of (B) (1) the total Revolving Commitments and (2) the Aggregate Borrowing Base.
          (d) The Borrower Representative shall notify (i) the Administrative Agent of any election to terminate or reduce the U.S. Commitments and (ii) the Canadian Administrative Agent (with a copy to the Administrative Agent) of any election to terminate or reduce the Canadian Commitments, in each case under paragraph (b) or (c) of this Section at least five Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent or the Canadian Administrative Agent, as applicable, shall advise the U.S. Lenders or the Canadian Lenders, as applicable, of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.
          (e) The Borrowers shall have the right to increase the Revolving Commitment by obtaining additional U.S. Commitments, either from one or more of the Lenders or another lending institution; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000, (ii) the Borrower Representative, on behalf of the Borrowers, may make a maximum of five such requests, (iii) the Administrative Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, (v) any such additional Revolving Commitments shall be on the same terms as the other Revolving Commitments and (vi) the procedure described in Section 2.09(f) have been satisfied.

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          (f) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their U.S. Commitment, subject only to the approval of all Lenders if any such increase would cause the Revolving Commitment to exceed $700,000,000. As a condition precedent to such an increase, (1) the Borrower Representative shall deliver to the Administrative Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists; and (2) the Indenture shall have been amended in accordance with the terms thereof to provide that the incremental Indebtedness incurred pursuant to this Section 2.09 (in addition to all the other Indebtedness outstanding pursuant to this Agreement) is excepted from the requirements of Section 4.04 of the Indenture.
          (g) Within a reasonable time after the effective date of any increase, the Administrative Agent shall, and is hereby authorized and directed to, revise the Revolving Commitment Schedule to reflect such increase and shall distribute such revised Revolving Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Revolving Commitment Schedule shall replace the old Revolving Commitment Schedule and become part of this Agreement. On the Business Day following any such increase, all outstanding ABR Loans shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable Percentages. Eurodollar Loans shall not be reallocated among the Lenders prior to the expiration of the applicable Interest Period in effect at the time of any such increase; provided that if an Event of Default occurs after the date of any such increase but prior to the reallocation of the Eurodollar Loans such Loans shall, subject to Section 2.16, be reallocated among the Lenders pro rata in accordance with their Revolving Commitments.
     SECTION 2.10. Repayment and Amortization of Loans and B/As; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of each U.S. Lender and Canadian Lender, as the case may be, the then unpaid principal amount of each Revolving Loan on the Maturity Date, (ii) to the Canadian Administrative Agent for the account of each applicable Canadian Lender, the then unpaid principal amount of any BA Drawing in accordance with Section 2.21 and (iii) the then unpaid amount of each Protective Advance on the earlier of the Maturity Date and demand by the Administrative Agent (with respect to the U.S. Protective Advances) or the Canadian Administrative Agent (with respect to the Canadian Protective Advances).
          (b) On each Business Day during a Dominion Period, (i) the Administrative Agent shall apply all funds credited to the Collection Deposit Account as of the previous Business Day (whether or not immediately available) first to prepay any Protective Advances that may be outstanding, second to prepay the Swingline Loans, and third, pro rata, to prepay the Revolving Loans (without a corresponding reduction in the Revolving Commitments) and to deposit in the LC Collateral Account and the Canadian LC Collateral Account, as the case may be, cash in an amount equal to 103% of the U.S. LC Exposure and the Canadian LC Exposure at such time and (ii) the Canadian Administrative Agent shall apply all funds credited to the Canadian Collection Deposit Account as of the previous Business Day (whether or not immediately available) first to prepay any Canadian Protective Advances that may be outstanding, second to prepay the Canadian Swingline Loans, and third, pro rata, to prepay the Canadian Revolving Loans (without a corresponding reduction in the Canadian Commitments) and to deposit in the Canadian LC Collateral Account cash in an amount equal to 103% of the Canadian LC Exposure at such time. All amounts applied pursuant to clause (i) above shall be applied pro rata as among the U.S. Lenders and all amounts applied pursuant to clause (ii) above shall be applied pro rata as among the Canadian Lenders.

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          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
          (d) The Administrative Agent and the Canadian Administrative Agent, as the case may be, shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent or the Canadian Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
          (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent or the Canadian Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.
          (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
     SECTION 2.11. Prepayment of Loans and B/As. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (f) of this Section, except that the Borrowers shall not prepay any BA Drawings except on the last day of the Contract Period applicable thereto (subject to any mandatory prepayment requirements hereunder).

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          (b) In the event and on such occasion that (i) the sum of (A) the total Revolving Exposure of all the Lenders and (B) the Open Account Aggregate Cap exceeds the lesser of (x) the total Revolving Commitments or (y) the Aggregate Borrowing Base, (ii) the total U.S. Revolving Exposure of all the U.S. Lenders exceeds (A) the lesser of (x) the total U.S. Commitments or (y) the U.S. Borrowing Base minus (B) the Canadian U.S. Borrowing Base Utilization or (iii) the total Canadian Revolving Exposure of all the Canadian Lenders exceeds the lesser of (A) the Canadian Sublimit or (B) (x) the Canadian Borrowing Base plus (y) the U.S. Availability, the Borrowers shall promptly prepay (or in the case of the LC Exposure, cash collateralize) the Revolving Loans, LC Exposure and/or Swingline Loans in an aggregate amount equal to such excess.
          (c) If the Administrative Agent determines that the outstanding principal Dollar Amount of all outstanding Commercial Letters of Credit issued that are U.S. Letters of Credit denominated in an Alternative Currency exceeds the lesser of (A) $450,000,000 less the sum of the outstanding principal amount of the LC Exposure denominated in dollars and (B) $100,000,000, then not later than one Business Day after notice of the amount of such excess from the Administrative Agent to the Borrower Representative, the U.S. Borrowers shall deposit in the LC Collateral Account cash in an amount equal to such excess (to be held as cash collateral in accordance with Section 2.06(k)).
          (d) During a Dominion Period, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Proceeds are received by any Loan Party, prepay the Obligations as set forth in Section 2.11(f) below in an aggregate amount equal to 100% of such Net Proceeds to the extent that such Obligations are then outstanding; provided that, in the case of any event described in paragraph (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then if the Net Proceeds specified in such certificate are to be applied by (A) the Borrowers, then such Net Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Revolving Commitment) and upon such application, the Administrative Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, then such Net Proceeds shall be deposited in a cash collateral account and in either case, thereafter, such funds shall be made available to the applicable Loan Party as follows:
     (1) the Borrower Representative shall request a Revolving Loan (specifying that the request is to use Net Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed;

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     (2) so long as the conditions set forth in Section 4.02 have been met, the Revolving Lenders shall make such Revolving Loan or the Administrative Agent shall release funds from the cash collateral account; and
     (3) in the case of Net Proceeds applied against the Revolving Loan, the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Loan;
provided that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180 day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; provided further that the Borrowers shall not be permitted to make elections to use Net Proceeds to acquire (or replace or rebuild) equipment or other tangible assets (excluding inventory) with respect to Net Proceeds in any fiscal year in an aggregate amount in excess of $50,000,000.
          (e) In the event that the IP Secured Financing is consummated, the Net Proceeds that are received by or on behalf of any Loan Party shall, as provided in the definition of “IP Secured Financing” be applied to prepay the Obligations as set forth in Section 2.11(f) below in an aggregate amount equal to 100% of such Net Proceeds to the extent that such Obligations are then outstanding.
          (f) All such amounts pursuant to Sections 2.11(d) and (e) shall be applied, first to prepay any Protective Advances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swingline Loans) without a corresponding reduction in the Revolving Commitment and, except in the case of amounts due pursuant to paragraph (e) above, to cash collateralize outstanding LC Exposure. If the precise amount of insurance or condemnation proceeds allocable to Inventory as compared to equipment, fixtures and real property is not otherwise determined, the allocation and application of those proceeds shall be determined by the Administrative Agent, in its Permitted Discretion. Notwithstanding the foregoing, any such application of proceeds from Collateral securing solely the Canadian Obligations shall be made solely in respect of the Canadian Obligations.
          (g) The Borrower Representative shall notify the Administrative Agent and the Canadian Administrative Agent (and, in the case of prepayment of a Swingline Loan, the applicable Swingline Lender) by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., Chicago time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing or a Canadian Prime Rate Borrowing, not later than 10:00 a.m., Chicago time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

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     SECTION 2.12. Fees. (a) The U.S. Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate equal to (i), if the average daily unused portion of the Revolving Commitment is greater than 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 1.00%, per annum, and (ii), if the average daily unused portion of the total Revolving Commitment is less than or equal to 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 0.75%, per annum, in each case on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the first day of each calendar month and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (b) The (i) U.S. Borrowers agree to pay to the Administrative Agent for the account of each U.S. Lender a participation fee with respect to its participations in U.S. Letters of Credit and (ii) Canadian Borrower agrees to pay to the Canadian Administrative Agent for the account of each Canadian Lender a participation fee with respect to its participations in Canadian Letters of Credit, which, in each case, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans (or, in the case of Commercial Letters of Credit that do not provide for the presentation of a time draft, 50% of such Applicable Rate) on the average daily amount of such Lender’s applicable LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure. In addition, each Borrower agrees to pay to the applicable Issuing Bank with respect to each Standby Letter of Credit issued for the account of such Borrower a fronting fee, which shall accrue at the rate of 0.1% per annum on the average daily amount of the Standby LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the applicable Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar quarter shall be payable on the first day of each January, April, July and October following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees payable pursuant to this paragraph (b) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

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          (c) The U.S. Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.
          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent or the Canadian Administrative Agent, as applicable, (or to the applicable Issuing Bank in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.
     SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.
          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
          (c) Each Protective Advance shall bear interest at the Alternate Base Rate plus the Applicable Rate for Revolving Loans plus 2%.
          (d) The Loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.
          (e) Notwithstanding the foregoing, during the occurrence and continuance of any Event of Default under paragraph (a) of Article VII, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans that are subject to such Event of Default shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amounts outstanding hereunder that are subject to such Event of Default, (x) if such amount is denominated in dollars, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder (or, if no such interest rate is specified, at a rate of interest equal to 2% plus the rate otherwise applicable to ABR Loans) and (y) if such amount is denominated in Canadian Dollars, such amount shall accrue at 2% plus the rate applicable to Canadian Prime Rate Loans as provided in paragraph (d) of this Section.
          (f) Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan or Canadian Prime Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Accrued interest shall be payable (i) to the Administrative Agent, for the account of each U.S. Lender, ratably with respect to interest on any U.S. Revolving Loan or U.S. Swingline Loan, (ii) to the Administrative Agent, with respect to interest on any U.S. Protective Advance, (iii) to the Canadian Administrative Agent, for the account of each Canadian Lender, ratably with respect to interest on a Canadian Revolving Loan or a Canadian Swingline Loan, and (iv) to the Canadian Administrative Agent, with respect to interest on any Canadian Protective Advance denominated in Canadian Dollars.

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          (g) All interest hereunder shall be computed on the basis of a year of 360 days, except that the Acceptance Fee and the interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Prime Rate, Discount Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent or the Canadian Administrative Agent, as applicable, and such determination shall be conclusive absent manifest error.
          (h) For purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or under any other Loan Document is to be calculated on the basis of a 360-day year or any other period of time less than a calendar year, the yearly rate of interest or fees to which the rate used in such calculation is equivalent, is the rate so used multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time.
     SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or
          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) any such request for a continuation of a Eurodollar Borrowing of (A) U.S. Revolving Loans or Canadian Revolving Loans denominated in dollars shall be deemed to be a request to convert such Borrowing to an ABR Borrowing, and (B) Canadian Revolving Loans denominated in Canadian Dollars shall be deemed to be a request to convert such Borrowing to a Canadian Prime Rate Borrowing.

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     SECTION 2.15. Increased Costs. (a) If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (other than any Taxes) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or Issuing Bank; or
     (ii) impose on any Lender or Issuing Bank, or the London interbank market, any other condition affecting this Agreement or Eurodollar Loans, Bankers’ Acceptances of BA Equivalent Loans made by such Lender or Letter of Credit (or any participation therein);
and the result of any of the foregoing shall be (A) to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan), (B) to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit, (C) to increase the cost to such Lender of participating in or of purchasing or accepting Bankers’ Acceptances or (D) to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.
          (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or Letters of Credit held by, such Lender or Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.
          (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
          (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

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     SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate (including the Applicable Rate) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
     SECTION 2.17. Taxes. (a) Each payment by any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, unless such deduction or withholding is required by applicable law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to deduct or withhold Taxes, then such Withholding Agent may so deduct or withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount to be paid by the Loan Parties shall be increased as necessary so that, net of such withholding (including any deduction or withholding applicable to additional amounts payable under this Section), the applicable recipient of such payment receives the amount it would have received had no such deduction or withholding been made.
          (b) The Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

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          (c) The Loan Parties shall jointly and severally indemnify the Administrative Agent, the Canadian Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Loan Parties under any Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender or an Issuing Bank, or by the Administrative Agent or the Canadian Administrative Agent on its own behalf or on behalf of any Lender Party, shall be conclusive absent manifest error.
          (d) Each Lender and Issuing Bank shall indemnify each Loan Party and the Administrative Agent, within 10 days after written demand therefor, for the full amount of any Taxes described in clause (c) of the definition of “Excluded Taxes” that are imposed on amounts paid to such Lender or Issuing Bank by such Loan Party or the Administrative Agent on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Lender or Issuing Bank by the Loan Party or the Administrative Agent shall be conclusive absent manifest error. The Loan Party or the Administrative Agent, as applicable, shall notify the applicable Lender or Issuing Bank of the incurrence or assertion of such liability within a reasonable time after the incurrence or assertion. Each Lender and Issuing Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or Issuing Bank, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 2.17(d).
          (e) As soon as practicable after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, such Loan Party or the Borrower Representative shall deliver to the Administrative Agent or the Canadian Administrative Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Canadian Administrative Agent, as applicable.
          (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent or the Canadian Administrative Agent, as applicable, at the time or times prescribed by applicable law or reasonably requested in writing by the Borrower Representative or the Administrative Agent or the Canadian Administrative Agent, as applicable, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent or the Canadian Administrative Agent, as applicable, as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent or the Canadian Administrative Agent, as applicable, as will enable the Borrower Representative or the Administrative Agent or the Canadian Administrative Agent, as applicable, to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Upon the reasonable request of the Borrower Representative or the Administrative Agent or the Canadian Administrative Agent, as applicable, any Lender shall update any form or certification previously delivered pursuant to this Section. If any such form or certification expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower Representative and the Administrative Agent or the Canadian Administrative Agent, as applicable, in writing of such expiration, obsolescence or inaccuracy; provided that in no event shall a Lender be liable to the Borrower, the Administrative Agent or the Canadian Administrative Agent, as applicable, or any other Person for failing to provide the notification referenced in this sentence.

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          (ii) Without limiting the generality of the foregoing, if any Borrower is a U.S. Person, any Lender with respect to such Borrower shall, if it is legally eligible to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies reasonably requested by the Borrower Representative and the Administrative Agent) on or prior to the date on which such Lender becomes a party hereto, duly completed and executed copies of whichever of the following is applicable:
(A)	in the case of a Lender that is a U.S. Person, IRS Form W-9;

(B)
in the case of a Lender (other than a U.S. Person) claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to all other payments under any Loan Document, IRS Form W-8BEN establishing an exemption from U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(C)
in the case of a Lender (other than a U.S. Person) for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

(D)
in the case of a Lender (other than a U.S. Person) claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN and (2) a certificate substantially in the form of Exhibit F (a “U.S. Tax Compliance Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

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(E)	in the case of a Lender (other than a U.S. Person) that either is not the beneficial owner of payments made under any Loan Document or is a partnership (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; or

(F)	any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. federal withholding Tax together with such supplementary documentation necessary to enable the Borrower Representative or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
     (g) If any recipient of any payment to be made by or on account of any obligation of a Loan Party under any Loan Document determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including additional amounts paid by any Loan Party pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of each such Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of any such Person, shall repay to such Person the amount paid to such indemnifying party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event any such Person is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will any such Person be required to pay any amount to any Loan Party pursuant to this paragraph if such payment would place any such Person in a less favorable position (on a net after-Tax basis) than any such Person would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any such Person to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person.
     SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Chicago time, on the date when due, in immediately available funds, without set off or counterclaim. All payments hereunder shall be made in dollars except that all payments in respect of Loans (and interest thereon) and LC Exposures to be made to the Canadian Lenders or the Canadian Administrative Agent shall be made in the same currency in which such Loan was made or Letter of Credit issued. All such payments shall be made and allocated, in the case of the U.S. Loans, for the account of the U.S. Lenders, and in the case of the Canadian Loans, for the account of its Canadian Lenders, in each case pro rata in accordance with the respective unpaid principal amounts of the U.S. Loans and the U.S. LC Exposure or the Canadian Loans and the Canadian LC Exposure, as the case may be, made to the applicable Borrower held by them. Any amounts received after such time on any date may, in the discretion of the Administrative Agent or the Canadian Administrative Agent, as applicable, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois, except (i) with respect to payments of Canadian Loans, LC Disbursements of any Issuing Bank in respect of Canadian Letters of Credit, fronting fees payable to any Issuing Bank in respect of Canadian Letters of Credit, the Canadian Administrative Agent at its offices at 200 Bay Street, Royal Bank Plaza, Floor 18, Toronto M57 2J2 Canada, and (ii) payments to be made directly to an Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. Each of the Administrative Agent and the Canadian Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient, in like funds, promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

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          (b) Any proceeds of Collateral received by the Administrative Agent or the Canadian Administrative Agent after an Event of Default has occurred and is continuing and the Administrative Agent or the Canadian Administrative Agent so elects or the Required Lenders so direct shall be applied ratably (based in respect of each of the following separate categories, computed independently of the other categories, on each Lender Party’s interest in the aggregate specific type of outstanding Secured Obligations described within (and only within) each specific category of Secured Obligations listed respectively below) first, to pay any fees, indemnities or expense reimbursements, including amounts then due to the Administrative Agent, the Canadian Administrative Agent and each Issuing Bank from the Borrowers (other than in connection with Banking Services, Swap Obligations or Open Account Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services, Swap Obligations or Open Account Obligations), third, to pay interest due in respect of the Protective Advances, fourth, to pay the principal of the Protective Advances, fifth, to pay interest then due and payable on the Loans (other than the Protective Advances), sixth, to prepay principal on the Loans (other than the Protective Advances) and LC Disbursements, seventh, to deposit in the U.S. LC Collateral Account and the Canadian L.C. Collateral Account cash (as provided in Section 2.06(k)) collateral equal to 103% of the sum of the U.S. LC Exposure and Canadian LC Exposure, as the case may be, to be held as cash collateral for such Obligations and such Canadian Obligations, as the case may be, eighth, to pay (i) the Citibank Open Account Obligations in an aggregate amount up to the Citibank Open Account Cap and (ii) the other Open Account Obligations in an aggregate amount up to the applicable Open Account Other Cap with respect to each Other Open Account Agreement related thereto, ninth, to payment of any amounts owing with respect to Banking Services and Swap Obligations, tenth, to the payment of any other Secured Obligation due to any Lender Party by the Borrowers and eleventh, to pay the Open Account Excess Obligations. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless an Event of Default is in existence, none of the Administrative Agent, the Canadian Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding ABR Loans or Canadian Prime Rate Loans and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. Each of the Administrative Agent, the Canadian Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, any such application of proceeds from Collateral securing solely the Canadian Obligations shall be made solely in respect of Canadian Obligations.

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          (c) At the election of the Administrative Agent or the Canadian Administrative Agent, as the case may be, all payments of principal, interest, LC Disbursements, Open Account Obligations, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or (following substantially contemporaneous notice to the Borrower Representative, except that delivery of such notice shall not be required during the continuance of any Event of Default and the Administrative Agent shall have no liability, in any event, for failing to deliver such notice) may be deducted from any deposit account of any Borrower maintained with the Administrative Agent or the Canadian Administrative Agent. Each Borrower hereby irrevocably authorizes (i) the Administrative Agent or the Canadian Administrative Agent, as applicable, to make a Borrowing for the purpose of paying each payment referred to in the preceding sentence and agrees that all such amounts charged shall constitute Loans (including Swingline Loans, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03, 2.04 or 2.05, as applicable and (ii) the Administrative Agent or the Canadian Administrative Agent, as applicable (following substantially contemporaneous notice to the Borrower Representative, except that delivery of such notice shall not be required during the continuance of any Event of Default and the Administrative Agent shall have no liability, in any event, for failing to deliver such notice) to charge any deposit account of any Borrower maintained with the Administrative Agent or the Canadian Administrative Agent, as applicable, for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.
          (d) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

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          (e) Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to the Administrative Agent or the Canadian Administrative Agent, as applicable, for the account of the Lenders or an Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent or the Canadian Administrative Agent, if applicable, may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Open Account Banks or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders, the Open Account Banks or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent or the Canadian Administrative Agent, as applicable, forthwith on demand the amount so distributed to such Lender, Open Account Bank or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent or the Canadian Administrative Agent, if applicable, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent or the Canadian Administrative Agent, as applicable, in accordance with banking industry rules on interbank compensation.
          (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(e), 2.21(d) or 9.03(c), then the Administrative Agent and, if applicable, the Canadian Administrative Agent, may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
     SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender or Issuing Bank requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.17, then such Lender or Issuing Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender or Issuing Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or Issuing Bank. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment;

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          (b) If any Lender or Issuing Bank requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender, Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender or Issuing Bank and the Administrative Agent, require such Lender or Issuing Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent and the Issuing Banks (other than any Issuing Bank required to assign and delegate its interests, rights and obligations pursuant to this paragraph (b)), which consent shall not unreasonably be withheld, (ii) such Lender or Issuing Bank shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. No Lender or Issuing Bank shall be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or Issuing Bank or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
     SECTION 2.20. Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Administrative Agent, the Canadian Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent, the Canadian Administrative Agent or such Lender. The provisions of this Section 2.20 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.20 shall survive the termination of this Agreement.
     SECTION 2.21. Bankers’ Acceptances. (a) The Canadian Borrower may issue Bankers’ Acceptances denominated in Canadian Dollars for acceptance and purchase by the Canadian Lenders in accordance with the provisions of Section 2.01, Section 2.03 and this Section 2.21.
          (b) Each Bankers’ Acceptance shall have a Contract Period of approximately 30, 60 or 90 days. No Contract Period shall extend beyond the Maturity Date. If such Contract Period would otherwise end on a day that is not a Business Day, such Contract Period shall end on the next preceding day that is a Business Day.

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          (c) On each Borrowing date on which Bankers’ Acceptances are to be accepted, the Canadian Administrative Agent shall advise the Canadian Borrower as to the Canadian Administrative Agent’s determination of the applicable Discount Rate for the Bankers’ Acceptances which any of the Canadian Lenders have agreed to purchase.
          (d) Each Canadian Lender agrees to purchase a Bankers’ Acceptance accepted by it. The Canadian Borrower shall sell, and such Canadian Lender shall purchase, the Bankers’ Acceptance at the applicable Discount Rate. Such Canadian Lender shall provide to the Canadian Funding Office the Discount Proceeds less the Acceptance Fee payable by the Canadian Borrower with respect to such Bankers’ Acceptance. Such proceeds will then be made available to the Canadian Borrower by the Canadian Administrative Agent crediting an account as directed by the Canadian Borrower with the aggregate of the amounts made available to the Canadian Administrative Agent by such Canadian Lenders and in like funds as received by the Canadian Administrative Agent.
          (e) Each Canadian Lender may from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers’ Acceptances accepted and purchased by it.
          (f) To facilitate borrowings under the Canadian Commitments by way of B/As, the Canadian Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of B/As. In this respect, it is each Canadian Lender’s responsibility to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. The Canadian Borrower recognizes and agrees that all B/As required to be accepted and purchased by any Canadian Lender and which are signed and/or endorsed on its behalf by a Canadian Lender shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Canadian Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Canadian Lender; provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Canadian Lender. No Canadian Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of such Canadian Lender or its officers, employees, agents or representatives. On request by the Canadian Borrower, a Canadian Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed by or on behalf of the Canadian Borrower and which are held by such Canadian Lender and have not yet been issued in accordance herewith. Each Canadian Lender shall maintain a record with respect to B/As held by it in blank hereunder, voided by it for any reason, accepted and purchased by it hereunder, and cancelled at their respective maturities. Each Canadian Lender agrees to provide such records to the Canadian Borrower at the Canadian Borrower’s expense upon request.
          (g) Drafts drawn by the Canadian Borrower to be accepted as Bankers’ Acceptances shall be signed by a duly authorized officer or officers of the Canadian Borrower or the Borrower Representative or by their respective attorneys, including attorneys appointed pursuant to Section 2.21(f) above. Notwithstanding that any Person whose signature appears on any Bankers’ Acceptance may no longer be an authorized signatory for the Canadian Borrower or Borrower Representative, as applicable, at the time of issuance of a Bankers’ Acceptance, that signature shall nevertheless be valid and sufficient for all purposes as if the authority had remained in force at the time of issuance and any Bankers’ Acceptance so signed shall be binding on the Canadian Borrower.

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          (h) The Canadian Administrative Agent, promptly following receipt of a notice of Borrowing, continuation or conversion by way of Bankers’ Acceptances, shall advise the applicable Canadian Lenders of the notice and shall advise each such Canadian Lender of the face amount of Bankers’ Acceptances to be accepted by it and the applicable Contract Period (which shall be identical for all Canadian Lenders). The aggregate face amount of Bankers’ Acceptances to be accepted by a Canadian Lender shall be determined by the Administrative Agent by reference to such Canadian Lender’s Applicable Percentage of the issue of Bankers’ Acceptances, except that, if the face amount of a Bankers’ Acceptance which would otherwise be accepted by a Canadian Lender would not be Cdn.$100,000, or a whole multiple thereof, the face amount shall be increased or reduced by the Canadian Administrative Agent in its sole discretion to Cdn.$100,000, or the nearest whole multiple of that amount, as appropriate.
          (i) The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Lender in respect of a Bankers’ Acceptance accepted and purchased by it pursuant to this Agreement which might exist solely by reason of the Bankers’ Acceptance being held, at the maturity thereof, by such Canadian Lender in its own right and the Canadian Borrower agrees not to claim any days of grace if such Canadian Lender as holder sues the Canadian Borrower on the Bankers’ Acceptance for payment of the amount payable by the Canadian Borrower thereunder. On the specified maturity date of a B/A, or the date of any prepayment thereof in accordance with this Agreement, if earlier, the Canadian Borrower shall pay to such Canadian Lender that has accepted such B/A the full face amount of such B/A (or shall make provision for payment by way of conversion or continuation in accordance with Section 2.08) in full and absolute satisfaction of its obligations with respect to such B/A, and after such payment, the Canadian Borrower shall have no further liability in respect of such B/A (except to the extent that any such payment is rescinded or reclaimed by operation of law or otherwise) and such Canadian Lender shall be entitled to all benefits of, and will make and otherwise be responsible for all payments due to the redeeming holder or any third parties under, such B/A.
          (j) Whenever the Canadian Borrower requests a borrowing by way of Bankers’ Acceptances, each Non BA Lender shall, in lieu of accepting and purchasing any B/As, make a Loan (a “BA Equivalent Loan”) to the Canadian Borrower in the amount and for the same term as each Draft which such Lender would otherwise have been required to accept and purchase hereunder. Each such Lender will provide to the Canadian Administrative Agent the amount of Discount Proceeds of such BA Equivalent Loan for the account of the Canadian Borrower in the same manner as such Lender would have provided the Discount Proceeds in respect of the Draft which such Lender would otherwise have been required to accept and purchase hereunder. Each such BA Equivalent Loan will bear interest at the same rate that would result if such Lender had accepted (and been paid an acceptance fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such BA Equivalent Loan shall have the same economic consequences for the relevant Lenders and the Canadian Borrower as the B/A that such BA Equivalent Loan replaces). All such interest shall be paid in advance on the date such BA Equivalent Loan is made, and will be deducted from the principal amount of such BA Equivalent Loan in the same manner in which the discounted portion of a B/A would be deducted from the face amount of the B/A. Subject to the repayment requirements of this Agreement, on the last day of the relevant Contract Period for such BA Equivalent Loan, the Canadian Borrower shall be entitled to convert each such BA Equivalent Loan into another type of Loan, or to roll over each such BA Equivalent Loan into another BA Equivalent Loan, all in accordance with the applicable provisions of this Agreement. Each Non BA Lender may, at its discretion, request in writing to the Canadian Administrative Agent and the Canadian Borrower that BA Equivalent Loans made by it shall be evidenced by Discount Notes.

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          (k) For greater certainty, all provisions of this Agreement that are applicable to B/As shall also be applicable, mutatis mutandis, to BA Equivalent Loans, and notwithstanding any other provision of this Agreement, all references to principal amounts or any repayment or prepayment of any Loans that are applicable to B/As or BA Drawings shall be deemed to refer to the full face amount thereof in the case of B/As and to the principal amount of any portion thereof consisting of BA Equivalent Loans. As set out in the definition of “Bankers’ Acceptances”, that term includes Discount Notes and all terms of this Agreement applicable to Bankers’ Acceptances (including the provisions of Section 2.21(f) relating to their execution by the Canadian Lenders under power of attorney) shall apply equally to Discount Notes evidencing BA Equivalent Loans with such changes as may in the context be necessary. For greater certainty:
     (i) the term of a Discount Note shall be the same as the Contract Period for Bankers’ Acceptances accepted and purchased on the same Borrowing date in respect of the same borrowing;
     (ii) an acceptance fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the Acceptance Fee in respect of a Bankers’ Acceptance; and
     (iii) the Discount Rate applicable to a Discount Note shall be the Discount Rate applicable to Bankers’ Acceptances accepted by a Canadian Lender that is not a Schedule I Lender in accordance with the definition of “Discount Rate” on the same Borrowing date or date of continuation or conversion, as the case may be, in respect of the same borrowing for the relevant Contract Period.
          (l) Depository Bills and Notes Act. At the option of the Canadian Borrower and any Canadian Lender, Bankers’ Acceptances under this Agreement to be accepted by such Canadian Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this Section 2.21.
          (m) Upon acceptance of a Bankers’ Acceptance by a Canadian Lender, the Canadian Borrower shall pay to the Canadian Administrative Agent on behalf of such Canadian Lender a fee (the “Acceptance Fee”) calculated on the face amount of the Bankers’ Acceptance at a rate per annum equal to the Applicable Rate on the basis of the number of days in the Contract Period for such Bankers’ Acceptance. Any adjustment to the Acceptance Fee (including any adjustment as necessary to reflect the operation of Section 2.13(e)) shall be computed based on the number of days remaining in the Contract Period of such Bankers’ Acceptances from and including the effective date of any change in the Applicable Rate. Any increase in such Acceptance Fee shall be paid by the Canadian Borrower to the Canadian Administrative Agent on behalf of the Canadian Lenders on the last day of the Contract Period of the relevant Bankers’ Acceptance. Any decrease in such Acceptance Fee shall be paid by each Canadian Lender to the Canadian Borrower, through the Canadian Administrative Agent, on the last day of the Contract Period of the relevant Bankers’ Acceptance.

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     SECTION 2.22. Circumstances Making Bankers’ Acceptances Unavailable. (a) If prior to the commencement of any Contract Period, (i) the Canadian Administrative Agent determines in good faith, which determination shall be conclusive and binding on the Canadian Borrower, and notifies the Canadian Borrower that, by reason of circumstances affecting the money market, there is no readily available market for Bankers’ Acceptances, or (ii) the Canadian Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Discount Rate or CDOR Rate, as applicable, for such Contract Period; or (iii) the Canadian Administrative Agent is advised by one or more Canadian Lenders that the Discount Rate or CDOR Rate, as applicable, for such Contract Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their portion of such BA Drawings included in such Borrowing for such Contract Period then:
     (i) the right of the Canadian Borrower to request a borrowing by way of BA Drawing shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and
     (ii) any notice relating to a borrowing by way of BA Drawing which is outstanding at such time shall be deemed to be a notice requesting a borrowing by way of Canadian Prime Rate Loans (all as if it were a notice given pursuant to Section 2.03).
          (b) The Administrative Agent shall promptly notify the Canadian Borrower and the Canadian Lenders of the suspension in accordance with Section 2.22(a) of the Canadian Borrower’s right to request a borrowing by way of BA Drawing and of the termination of such suspension.
     SECTION 2.23. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);
     (b) the Revolving Commitment and the Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;

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     (c) if any Swingline Exposure or LC Exposure exist at the time a Lender becomes a Defaulting Lender then:
          (i) all or any part of such Swingline Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Credit Exposures plus the Open Account Aggregate Cap plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time; and
          (ii) if the reallocation described in paragraph (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Swingline Exposure (after giving effect to any partial reallocation pursuant to paragraph (i) above) and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to paragraph (i) above) in accordance with the procedures set forth in Sections 2.06(k) and for so long as any such LC Exposure is outstanding;
          (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.23(c), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b), as the case may be, with respect to such Defaulting Lender’s LC Exposure, as the case may be, during the period such Defaulting Lender’s LC Exposure is cash collateralized;
          (iv) if the LC Exposure of the non-Defaulting Lenders are reallocated pursuant to this Section 2.23(c), then the fees payable to the Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or
          (v) if any Defaulting Lender’s LC Exposure is not cash collateralized, prepaid or reallocated pursuant to this Section 2.23(c), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is cash collateralized;

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     (d) so long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.23(c), and participating interests in any such newly issued, extended or created Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.23(c)(i) (and Defaulting Lenders shall not participate therein); and
     (e) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.18(d) but excluding Section 2.19(b)) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the applicable Issuing Bank or the Swingline Lender hereunder, (iii) third, if so determined by the Administrative Agent or requested by an Issuing Bank or the Swingline Lender, to be held in such account as cash collateral for future funding obligations of the Defaulting Lender of any participating interest in any Swingline Loan or any Letter of Credit, (iv) fourth, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (v) fifth, if so determined by the Administrative Agent and the Borrower Representative, held in such account as cash collateral for future funding obligations of the Defaulting Lender of any Loans under this Agreement, (vi) sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, (vii) seventh, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and (viii) eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or reimbursement obligations in respect of LC Disbursements for which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 4.02 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Lender.
          In the event that the Administrative Agent (or, in the case of any Canadian Lender, the Canadian Administrative Agent), the Borrowers, the Issuing Banks and the Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

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     SECTION 2.24. Excess Resulting From Exchange Rate Change.
     (a) With respect to the Canadian Commitment, at any time following one or more fluctuations in the exchange rate of the Canadian Dollar against the dollar, (i) the aggregate outstanding principal amount of Canadian Loans of the Canadian Borrower exceeds the lesser of the Canadian Borrowing Base or the Canadian Sublimit or any other limitations hereunder based on dollars or (ii) the aggregate outstanding principal balance of Canadian Loans exceeds any other limit based on dollars set forth herein for such Canadian Obligations, the Canadian Borrower shall (A) if such excess is in an aggregate amount that is greater than or equal to $1,000,000, within two Business Days of notice from the Canadian Administrative Agent, (B) if such excess is an aggregate amount that is less than $1,000,000 and such excess continues to exist in an aggregate amount less than $1,000,000 for at least five Business Days, within two Business Days of notice from the Canadian Administrative Agent or (C) if any Event of Default has occurred and is continuing, immediately (x) make the necessary payments or repayments to reduce such Canadian Obligations to an amount necessary to eliminate such excess or (y) maintain or cause to be maintained with the Administrative Agent (for the benefit of the Canadian Lender Parties) deposits as continuing collateral security for the Canadian Obligations in an amount equal to or greater than the amount of such excess, such deposits to be maintained in such form and upon such terms as are acceptable to the Canadian Administrative Agent. Without in any way limiting the foregoing provisions, the Canadian Administrative Agent shall, weekly or more frequently in the sole discretion of the Canadian Administrative Agent, make the necessary exchange rate calculations to determine whether any such excess exists on such date and advise the Borrowers if such excess exists.
     (b) If one or more of the U.S. Borrowers provide cash collateral to secure obligations related to U.S. Letters of Credit that are denominated in an Alternative Currency (including, without limitation, pursuant to Section 2.06(k), 2.10(b) or 2.18(b)) and, as a result of fluctuations in the applicable exchange rate between dollars and the applicable Alternative Currency, the Dollar Amount of cash collateral held by the Administrative Agent is less than the specified amount of cash collateral so required to be maintained by the U.S. Borrowers, the U.S. Borrowers shall, promptly following a request therefor by the Administrative Agent, deposit in the LC Collateral Account an additional Dollar Amount of cash collateral equal to such shortfall to be held as cash collateral in accordance with Section 2.06(k).
ARTICLE III
Representatives and Warranties
          Each Loan Party represents and warrants to the Lender Parties that:
     SECTION 3.01. Organization; Powers. Each of the Loan Parties and each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

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     SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and each constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of the Subsidiaries, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon any Loan Party or any of the Subsidiaries or its assets, or give rise to a right under any such indenture, material agreement or instrument (other than a Loan Document) to require any payment to be made by any Loan Party or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Subsidiaries, except Liens created pursuant to the Loan Documents.
     SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders (i) historical audited consolidated income statements, balance sheets and statements of cash flow of the Company for its 2007 and 2008 fiscal years and (ii) unaudited interim consolidated income statements, balance sheets and statements of cash flow of the Company for each fiscal month and quarter ended after December 31, 2008 through the Effective Date. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the unaudited consolidated income statements, balance sheets and statements of cash flows of the Company.
          (b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2008.
     SECTION 3.05. Properties. (a) As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by each Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists, except where the foregoing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties and the Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all its real and personal property that is material to its business, free of all Liens other than Permitted Liens.

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          (b) Each Loan Party and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement is set forth on Schedule 3.05, and the use thereof by the Loan Parties and the Subsidiaries does not infringe in any material respect upon the rights of any other Person, and the Loan Parties’ rights thereto are not subject to any licensing agreement or similar arrangement as of the Effective Date (except for agreements and arrangements reflected on Schedule 3.05 and other licensing agreements that are not, either individually or in the aggregate, material to any Loan Party).
     SECTION 3.06. Litigation and Environmental Matters. (a) Except for the Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting the Loan Parties or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.
          (b) Except for the Disclosed Matters (i) no Loan Party nor any of the Subsidiaries has received written notice of any claim with respect to any material Environmental Liability or knows of any basis for any Environmental Liability that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party nor any of the Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (2) has become subject to any Environmental Liability.
          (c) Since the Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
     SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party and the Subsidiaries is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.
     SECTION 3.08. Investment Company Status. No Loan Party nor any of the Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.
     SECTION 3.09. Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. No Liens for Taxes (other than Permitted Encumbrances) have been filed and no claims are being asserted with respect to any such Taxes.

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     SECTION 3.10. ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Except for any failure that would not reasonably be expected to have a Material Adverse Effect, each Pension Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability that could reasonably be expected to result in a Material Adverse Effect has been incurred by the Loan Parties or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Pension Plan or any Multiemployer Plan.
          (b) Canadian Pension Plans. Each Canadian Loan Party and its Subsidiaries is in compliance with the requirements of the Pension Benefits Act (Ontario) and other federal, provincial or state laws with respect to each Canadian Pension Plan, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Canadian Pension Plan. Neither any Canadian Loan Party nor any of its Subsidiaries has any material withdrawal liability in connection with a Canadian Pension Plan. No Pension Event has occurred. No Lien has arisen, choate or inchoate, in respect of any Canadian Loan Party or its Subsidiaries or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due)
     SECTION 3.11. Disclosure. Each Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, (a) the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date, and (b) it is understood and agreed that uncertainty is inherent in any forecasts or projections and no assurances can be given by the Company or the other Loan Parties of the future achievement of such performance.

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     SECTION 3.12. No Default. No Loan Party nor any of the Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound in any respect that could reasonably be expected to have a Material Adverse Effect. Immediately prior to, and after giving effect to the occurrence of, the Effective Date, (a) no default or event of default has occurred or will occur under the Indenture or the Existing Debt Securities and (b) the Borrowers are not compelled under the Indenture to secure the Existing Debt Securities equally and ratably with the Obligations. No Default or Event of Default has occurred and is continuing.
     SECTION 3.13. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date (after giving effect to Sections 10.08 and 10.09), (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.
          (b) No Loan Party intends to, or will permit any of the Subsidiaries to, and no Loan Party believes that it or any of the Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary, the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary and the funds available under this Agreement.
     SECTION 3.14. Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Borrowers believe that the insurance maintained by or on behalf of the Loan Parties is adequate.
     SECTION 3.15. Capitalization and Subsidiaries. Schedule 3.15 sets forth (a) a correct and complete list of the name and relationship to the Company of each of the Company’s Subsidiaries and each joint venture, partnership or similar arrangement of the Company and its Subsidiaries, (b) a true and complete listing of each class of each of the Borrowers’ authorized Equity Interests (other than the Company), of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of the Company and each of the Subsidiaries and each joint venture, partnership or similar arrangement of the Company and its Subsidiaries, in each case as of the Effective Date. All of the issued and outstanding Equity Interests of a Subsidiary owned by any Loan Party have been duly authorized and issued and are fully paid and non-assessable (to the extent such concepts are relevant with respect to such ownership interests).

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     SECTION 3.16. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Lender Parties and the Canadian Lender Parties, as the case may be, and, for so long as UCC and PPSA financing statements, RDPRM recordations or Deposit Account Control Agreements, as the case may be, with respect to such Collateral have not been terminated by the Administrative Agent (or otherwise amended by the Administrative Agent in a manner that adversely affects the Lien in favor of the Lender Parties or the Canadian Lender Parties, as the case may be, thereby perfected) such Liens constitute perfected and continuing Liens on the Collateral to the extent perfection can be obtained by filing UCC or PPSA financing statements, RDPRM recordations or the entering into of a Deposit Account Control Agreement, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral.
     SECTION 3.17. Employment Matters. As of the Effective Date, there are no material strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Loan Parties and the Subsidiaries have not been in material violation of the Fair Labor Standards Act, the Employee Standards Act (Ontario) or any other applicable federal, provincial, territorial, state, local or foreign law dealing with such matters. All material payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages, vacation pay and employee health and welfare insurance and other benefits, including with respect to the Canada Pension Plans, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary.
     SECTION 3.18. Credit Card Arrangements. Schedule 3.18 (as updated from time to time as permitted by Section 5.15) sets forth, a list of all credit card processing arrangements to which any Loan Party is a party with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by such Loan Party in the United States of America or Canada.
     SECTION 3.19. PATRIOT Act and Other Specified Laws. (a) To the extent applicable, each Loan Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), and (iii) the Proceeds of Crime Act. No part of the proceeds of the Loans, Letters of Credit or payments made to vendors of the Open Account Obligors pursuant to any Open Account Agreement will be used, directly or indirectly, in violation in any material respect of the United States Foreign Corrupt Practices Act of 1977, as amended or the Proceeds of Crime Act. No Loan Party is engaged in or has engaged in any course of conduct that could reasonably be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal Law, racketeer influenced and corrupt organizations law or the Proceeds of Crime Act or other similar laws. None of the Loan Parties is named on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Department of Treasury Office of Foreign Assets Control.

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          (b) No Borrower nor any other Loan Party (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such Executive Order, or is otherwise associated with any such Person in any manner that violates such Section 2, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.
     SECTION 3.20. Margin Regulations. No Borrower nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” (as defined in Regulation U of the Board). None of the proceeds of any Loan or Letter of Credit will be used by the Borrowers or any Subsidiaries for the purpose of purchasing or carrying “margin stock” as defined in Regulation U of the Board or otherwise in violation of Regulations T, U or X of the Board.
ARTICLE IV
Conditions
     SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions are satisfied (or waived in accordance with Section 9.02) to the satisfaction of each Lender and, where specifically referred to below, the Administrative Agent and the Joint Collateral Agents; provided that the Administrative Agent may declare the Effective Date to have occurred if all the conditions set forth below are satisfied, other than the Administrative Agent receiving satisfactory evidence that its first priority security interest in the Collateral securing the Canadian Secured Obligations has been perfected; provided further, however, that the Canadian Borrower may not utilize the Canadian Commitments unless the Administrative Agent has received evidence of its first priority perfected security interest in the Collateral securing the Canadian Secured Obligations in a manner that is in form and substance satisfactory to the Administrative Agent and the Lenders:
     (a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include PDF or facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies (or PDF or facsimile copies) of the Loan Documents and such other certificates, documents, instruments and agreements as the Lenders shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and written opinions of the Loan Parties’ counsel, addressed to the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks, the Citibank Open Account Agent, the Citibank Open Account Banks and the Lenders in substantially the form of Exhibit B.

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     (b) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Agents shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or an Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, and (ii) if obtainable from the applicable jurisdiction, a long form good standing certificate for each Loan Party from its jurisdiction of organization.
     (c) No Default Certificate. The Agents shall have received a certificate, signed by the chief financial officer of the Borrower Representative and dated the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III are true and correct as of such date and (iii) certifying any other factual matters as may be reasonably requested by any Agent.
     (d) Fees. The Lenders, the Administrative Agent, the Joint Collateral Agents and the Joint Bookrunners shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel of the Administrative Agent), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower Representative to the Administrative Agent on or before the Effective Date.
     (e) Lien Searches. The Agents shall have received the results of a recent lien search report in each of the jurisdictions where assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens or Liens discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Agents.
     (f) Pay-Off Letter. The Agents shall have received pay-off letters with respect to the Prior Credit Agreement and all other existing Indebtedness to be repaid from the proceeds of the initial Borrowing, confirming that all Liens upon any of the property of the Loan Parties constituting Collateral will be terminated concurrently with such payment (other than Liens in favor of the Administrative Agent).

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     (g) Funding Accounts. The Agents shall have received a notice from the Borrower Representative setting forth the deposit account(s) of the Borrowers (the “Funding Accounts”) to which the Lender is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.
     (h) Customer List. The Agents shall have received a true and complete customer list as of a recent date to be specified by the Administrative Agent.
     (i) Credit Card Notification Agreement. The Agents shall have received PDF or facsimile copies of Credit Card Notification Agreements distributed to each of the Borrowers’ credit card processors.
     (j) Solvency. The Agents shall have received a solvency certificate from a Financial Officer of each Borrower.
     (k) Borrowing Base Certificate. The Agents shall have received a Borrowing Base Certificate which calculates the Borrowing Base as of April 18, 2009.
     (l) Closing Availability. After giving effect to all Borrowings to be made on the Effective Date, the issuance of any Letters of Credit (or deemed issuance, in the case of Existing Letters of Credit) on the Effective Date and payment of all fees and expenses due hereunder, and with all of the Loan Parties’ indebtedness, liabilities and obligations current, the Borrowers’ Availability plus cash on hand shall not be less than $300,000,000.
     (m) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Equity Interests pledged pursuant to the U.S. Security Agreement or the Canadian Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the U.S. Security Agreement or the Canadian Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.
     (n) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement, PPSA financing statement or RDPRM recordation) required by the Collateral Documents or under law or reasonably requested by any Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation.
     (o) Approvals. All governmental and third party approvals necessary in connection with the Transactions and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing contemplated hereby.

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     (p) Amendment to Indenture. The Indenture shall have been amended in accordance with the terms thereof to provide that the Indebtedness under this Agreement is excepted from the requirements of Section 4.04 of the Indenture.
     (q) Citibank Open Account Agreement. The Agents shall have received a true and complete copy of the Citibank Open Account Agreement.
     (r) Insurance. The Agents shall have received evidence of insurance coverage in form, scope and substance evidencing compliance with the terms of Section 5.09 and Section 4.12 of the U.S. Security Agreement.
     (s) Appraisals and Field Exams. The Agents shall have received appraisals of Inventory and field exams from appraisers satisfactory to the Joint Collateral Agents (it being understood and agreed that the receipt of the field examination, dated as of March 17, 2009, and the appraisal, dated as of March 26, 2009, shall satisfy the condition precedent set forth in this paragraph (s)).
     (t) Letter of Credit Application. The applicable Issuing Bank shall have received a properly completed letter of credit application if the issuance of a Letter of Credit will be required on the Effective Date. The Borrowers shall have executed the applicable Issuing Bank’s master agreement for the issuance of Commercial Letters of Credit.
     (u) Other Documents. The Agent shall have received such other documents as any Agent, any Issuing Bank, any Open Account Bank, any Lender or their respective counsel may have reasonably requested.
The Administrative Agent shall notify the Borrowers and the Lenders as of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Chicago time, on June 1, 2009 (and, in the event such conditions are not so satisfied or waived, the Revolving Commitments shall terminate at such time).
     SECTION 4.02. Each Credit Event. The obligation of (i) each Lender to make a Loan on the occasion of any Borrowing and (ii) each Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:
     (a) The representations and warranties of the Loan Parties set forth in this Agreement shall be true and correct in all material respects on and as of the date of (i) such Borrowing or (ii) the issuance, amendment, renewal or extension of such Letter of Credit, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard.

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     (b) At the time of and immediately after giving effect to (i) such Borrowing and (ii) the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.
     (c) After giving effect to (i) such Borrowing and (ii) the issuance of such Letter of Credit, Availability is not less than zero.
Each (i) Borrowing and (ii) issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 4.02.
Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make (or authorize the Canadian Administrative Agent to make) Loans and an Issuing Bank may, but shall have no obligation to, issue or cause to be issued any Letter of Credit, in each case for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans, issuing or causing to be issued any such Letter of Credit is in the best interests of the Lenders.
ARTICLE V
Affirmative Covenants
          Until all the Revolving Commitments have expired or been terminated as provided in Section 2.09(a) or (b), as the case may be, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lender Parties that:
     SECTION 5.01. Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:
     (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated and unaudited consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by BDO Seidman, LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied accompanied by any management letter prepared by said accountants;
     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Financial Officers of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

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     (c) within 30 days after the end of each fiscal month of the Company, its consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
     (d) concurrently with any delivery of financial statements under paragraph (a) or (b) or (c) above, a Compliance Certificate of a Financial Officer of the Borrower Representative (i) certifying, in the case of the financial statements delivered under paragraph (b) or (c), as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) certifying in the case of the financial statements delivered under paragraph (c), a reasonably detailed calculation of the Fixed Charge Coverage Ratio and, during any Level 1 Minimum Availability Period, demonstrating compliance with Section 6.12, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
     (e) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);
     (f) as soon as available, but within 15 days prior to the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement in form acceptable to the Administrative Agent) of the Company for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

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     (g) as soon as available, but in any event within 20 days of the end of each fiscal month (or, within three Business Days of the end of each calendar week (it being understood that a calendar week ends on Sunday), during any Weekly Reporting Period), a Borrowing Base Certificate which calculates the Borrowing Base as of the last day of the fiscal period then ended, together with supporting information in connection therewith and any additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request;
     (h) as soon as available, but in any event within 20 days of the end of each fiscal month (or, in the case of clauses (h)(i)(B)and (h)(ii) below within three Business Days of the end of each calendar week, during any Weekly Reporting Period) and at such other times as may be reasonably requested by the Administrative Agent, as of the fiscal period then ended, all delivered electronically in a formatted file acceptable to the Administrative Agent:
          (i) (A) a detailed aging of the Borrowers’ Accounts (1) including all invoices aged by invoice date and due date (with an explanation of the terms offered) and (2) reconciled to the Borrowing Base Certificate delivered as of such date prepared in a manner reasonably acceptable to the Administrative Agent, and (B) a summary aging of the Borrowers’ Accounts specifying the name, address and balance due for each Account Debtor;
          (ii) a schedule detailing the Borrowers’ Inventory, in form satisfactory to the Administrative Agent (which shall be in a short-form format that is reasonably satisfactory to the Administrative Agent if delivered during a Weekly Reporting Period), (1) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type and by volume on hand, which Inventory shall be valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market and adjusted for Reserves as the Joint Collateral Agents have previously indicated to the Borrower Representative are deemed by the Joint Collateral Agents to be appropriate, (2) including a report of any variances or other results of Inventory counts performed by the Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Borrowers), and (3) reconciled to the Borrowing Base Certificate delivered as of such date;
          (iii) a worksheet of calculations prepared by the Borrowers to determine Eligible Credit Card Accounts Receivable, Eligible Accounts and Eligible Inventory, such worksheets detailing the Credit Card Accounts Receivable, Accounts and Inventory excluded from Eligible Credit Card Accounts Receivable, Eligible Accounts and Eligible Inventory and the reason for such exclusion;

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          (iv) a reconciliation of the Borrowers’ Accounts and Inventory between the amounts shown in the Borrowers’ general ledger and financial statements and the reports delivered pursuant to paragraphs (i) and (ii) above; and
          (v) a reconciliation of the loan balance per the Borrowers’ general ledger to the loan balance under this Agreement;
     (i) as soon as available, but in any event within 20 days of the end of each fiscal month (or, within three Business Days of the end of calendar week, during any Weekly Reporting Period) and at such other times as may be reasonably requested by the Administrative Agent, as of the fiscal period then ended, a schedule and aging of the Borrowers’ accounts payable, delivered electronically in a formatted file acceptable to the Administrative Agent;
     (j) promptly upon the Administrative Agent’s request:
          (i) copies of invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;
          (ii) copies of purchase orders, invoices and shipping and delivery documents in connection with any Inventory or equipment purchased by any Loan Party;
          (iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties;
          (iv) a sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal; and
          (v) copies of all tax returns filed by any Loan Party with the IRS or Canada Revenue Service;
     (k) within 45 days of each March 31 and September 30, an updated customer list for each Borrower and its Subsidiaries, which list shall state the customer’s name, mailing address and phone number and shall be certified as true and correct by a Financial Officer of the Borrower Representative;
     (l) promptly upon the Administrative Agent’s request (but, in any event not more than once each calendar year), a certificate of good standing for each Loan Party from the appropriate governmental officer in its jurisdiction of incorporation, formation or organization;
     (m) promptly after the same become publicly available, copies of all periodic reports, proxy statements and registration statements filed by the Company or any Subsidiary with the U.S. Securities and Exchange Commission, the Ontario Securities Commission or any Governmental Authority succeeding to any or all of the functions of said Commissions, or with any national or provincial securities exchange, or distributed by the Company to its shareholders generally, as the case may be; provided that any documents required to be delivered pursuant to this paragraph (n) shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address referenced in Section 9.01(b); or (ii) on which such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another relevant website, if any to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided further that: (x) upon written request by the Administrative Agent, the Company shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; and

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     (n) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender, acting through the Administrative Agent, may reasonably request.
     SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent (for delivery to each Lender) written notice of the following:
     (a) the occurrence of any Default or Event of Default;
     (b) receipt of any notice of any governmental investigation or any governmental or other litigation or proceeding commenced or threatened against any Loan Party that (i) if adversely determined, could reasonably be expected to result in liability in excess of $30,000,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Pension Plan, its fiduciaries or its assets, (iv) alleges criminal misconduct by any Loan Party, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Laws which would result in liabilities or costs in excess of $30,000,000, (vi) contests any tax, fee, assessment or other governmental charge in excess of $30,000,000 or (vii) involves any material product recall;
     (c) any Lien (other than Permitted Encumbrances and Liens in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be)) or claim made or asserted in writing against any material portion of the Collateral;
     (d) any loss, damage or destruction to the Collateral in the amount of $30,000,000 or more, whether or not covered by insurance;
     (e) any and all default notices received under or with respect to (i) the Indenture or (ii) any actual knowledge of a Financial Officer of any leased location or public warehouse where Collateral with a cost in excess of $5,000,000 is located (which shall be delivered within two Business Days after receipt thereof);

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     (f) all amendments to the Indenture, together with a copy of each such amendment;
     (g) any Loan Party entering into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendments thereto (which shall be delivered within two Business Days);
     (h) any actual knowledge of a Financial Officer of the occurrence of any ERISA Event or Pension Event that, alone or together with any other ERISA Events and Pension Events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $30,000,000;
     (i) any amendment, modification or waiver of or with respect to any licensing agreement pursuant to which any Eligible Licensee Receivable is subject if the foregoing would reasonably be expected to reduce the amounts paid, or postpone the date of any payment of any such Eligible Licensee Receivable; and
     (j) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth in reasonable detail the nature of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
     SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and, except where the failure to so preserve, renew or keep in full force and effect any of the following could not reasonably be expected to result in a Material Adverse Effect, the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.
     SECTION 5.04. Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

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     SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.
     SECTION 5.06. Books and Records; Inspection Rights. Without limiting Sections 5.11 and 5.12, each Loan Party will, and will cause each Subsidiary to, (i) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (ii) permit any representatives designated by the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. For purposes of this Section 5.06, it is understood and agreed that a single site visit and inspection may consist of examinations conducted at multiple relevant sites and involve one or more relevant Loan Parties and Subsidiaries and their respective assets. The Loan Parties acknowledge that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.
     SECTION 5.07. Compliance with Laws and Contractual Obligations.
          (a) Each Loan Party will, and will cause each Subsidiary to, comply with all of its contractual obligations and Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          (b) In addition to and without limiting the generality of paragraph (a), each Loan Party will, and will cause each Subsidiary and ERISA Affiliate to (i) comply with all applicable provisions of ERISA, the Code, the ITA, the Pension Benefits Act (Ontario) (or similar provincial statutes) and the regulations and published interpretations thereunder with respect to all Pension Plans and Canadian Pension Plans, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, (ii) not take any action or fail to take action the result of which would result in a liability to the PBGC, FSCO (or similar Governmental Authority) or to a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect and (iii) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Pension Plan and Canadian Pension Plans concerning compliance with this covenant as may be reasonably requested by the Administrative Agent.
     SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used only to (a) repay amounts outstanding under the Prior Credit Agreement, (b) repay the Existing Debt Securities that are maturing in November 2009, subject to the limitations set forth in Section 6.08(b)(v), and (c) for general corporate purposes (including, without limitation, payments on Open Account Obligations) of the Borrowers and, subject to compliance with Article VI of this Agreement, their respective Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

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     SECTION 5.09. Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit, theft, burglary, pilferage, larceny, embezzlement and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.
     SECTION 5.10. Casualty and Condemnation. The Borrowers (a) will furnish to the Administrative Agent (for delivery to the Lenders) prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents.
     SECTION 5.11. Appraisals. At any time that the Joint Collateral Agents request, the Borrowers and the Subsidiaries will provide the Joint Collateral Agents with appraisals or updates thereof of their Inventory from an appraiser selected and engaged by the Joint Collateral Agents, and prepared on a basis satisfactory to the Joint Collateral Agents, such appraisals and updates to include, without limitation, information required by applicable law and regulations; provided, however, only one such appraisal per calendar year shall be at the sole expense of the Loan Parties; provided further, however, (a) two such appraisals per calendar year shall be at the sole expense of the Loan Parties if a Revolving Loan has been made during such calendar year, (b) three such appraisals per calendar year shall be at the sole expense of the Loan Parties if a Level 2 Minimum Availability Period, solely with respect to clause (a) of such defined term, has been in effect for a period of at least five consecutive Business Days during such calendar year and (c) if an Event of Default has occurred during any calendar year there shall be no limitation as to number and frequency of such appraisals during such calendar year that shall be at the sole expense of the Loan Parties. For purposes of this Section 5.11, it is understood and agreed that a single appraisal may consist of examinations conducted at multiple relevant sites, both domestic and international, and involve one or more relevant Loan Parties and their assets. The Joint Collateral Agents will conduct not less than one appraisal per calendar year of the Inventory of the Loan Parties.
     SECTION 5.12. Field Examinations. At any time that the Joint Collateral Agents request, the Borrowers and the Subsidiaries will allow the Joint Collateral Agents to conduct field examinations or updates thereof during normal business hours to ensure the adequacy of Collateral included in any Borrowing Base and related reporting and control systems; provided, however, only one such field examination per calendar year shall be at the sole expense of the Loan Parties; provided further, however, (a) two such field examinations per calendar year shall be at the sole expense of the Loan Parties if a Revolving Loan has been made during such calendar year, (b) three such field examinations per calendar year shall be at the sole expense of the Loan Parties if a Level 2 Minimum Availability Period, solely with respect to clause (a) of such defined term, has been in effect for a period of at least five consecutive Business Days during such calendar year and (c) if an Event of Default has occurred during any calendar year there shall be no limitation as to number and frequency of such field examinations during such calendar year that shall be at the sole expense of the Loan Parties. For purposes of this Section 5.12, it is understood and agreed that a single field examination may consist of examinations conducted at multiple relevant sites, both domestic and international, and involve one or more relevant Loan Parties and their assets. The Joint Collateral Agents will conduct not less than one field examination per calendar year of the Collateral included in each Borrowing Base.

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     SECTION 5.13. Depository Banks. The Borrowers and the Subsidiaries will maintain one or more of the Lenders as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.
     SECTION 5.14. Additional Collateral; Further Assurances. (a) Subject to applicable law, each Borrower and each Subsidiary that is a U.S. Loan Party shall cause each of the Domestic Subsidiaries and each of the First-Tier Foreign DREs (other than Investments in Persons that are permitted to be made pursuant to Sections 6.04(c)(ii) and (iii)) formed or acquired after the Effective Date in accordance with the terms of this Agreement to become a U.S. Loan Party by executing the Joinder Agreement set forth as Exhibit E hereto (the “Joinder Agreement”). Upon execution and delivery thereof, each such Person (i) shall automatically become a U.S. Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Lender Parties in any property of such U.S. Loan Party which constitutes Collateral.
          (b) To secure the prompt payment and performance of all the U.S. Secured Obligations, each Borrower and each Subsidiary that is a U.S. Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of the Domestic Subsidiaries, (ii) 100% of the issued and outstanding Equity Interests of each of the First-Tier Foreign DREs, (iii) 65% of the Equity Interests constituting the total combined classes of Equity Interests entitled to vote in each First-Tier Foreign Subsidiary, (iv) 100% of the non-voting Equity Interests of each First-Tier Foreign Subsidiary, and (v) 309/476 of the Equity Interests constituting the total combined classes of Equity Interests entitled to vote, and 100% of the non-voting Equity Interests, of the Canadian Borrower (it being understood that all such Equity Interests described in this clause (v) shall be pledged by Jones Canada LP and not by Jones Canada GP) to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent (for the benefit of the U.S. Lender Parties) pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request, provided, however, that (i) if the Canadian Borrower issues additional Equity Interests that are entitled to vote, Jones Canada LP agrees to promptly pledge to the Administrative Agent such additional number of whole limited partnership units of the Canadian Borrower equal to approximately (but not in excess of) 65% of such additional limited partnership units that are so issued and (ii) none of the Equity Interests of Rachel Roy IP Company LLC shall be subject to such Lien so long as 100% of the Equity Interests of Rachel Roy IP Company LLC are not owned by one or more U.S. Loan Parties. The Borrowers agree if (a) the Administrative Agent notifies the Borrower Representative that as a result of a change in law there is a reason to believe that a pledge of a greater percentage of any First-Tier Foreign Subsidiary’s voting Equity Interests or a guarantee by any First-Tier Foreign Subsidiary of the Guaranteed Obligations would not result in a “deemed dividend” under Section 956 of the Code and (b) subsequent to the receipt of such notice the Borrower Representative reasonably determines (which determination the Borrower Representative agrees to consider, in consultation with its counsel and other tax advisors, promptly following receipt of such notice from the Administrative Agent) that a pledge of more than 65% of the total combined voting power of all classes of Equity Interests entitled to vote of such First-Tier Foreign Subsidiary or a guarantee by such First-Tier Foreign Subsidiary of the Guaranteed Obligations would not result in such a “deemed dividend” or any other tax liability to the Borrowers, the applicable Borrower will promptly pledge such greater percentage of the voting Equity Interests of each such First-Tier Foreign Subsidiary and cause each such First-Tier Foreign Subsidiary to provide a guarantee of the Guaranteed Obligations, in each case to the extent that the foregoing would not result in such a “deemed dividend” under Section 956 of the Code or other tax liability to the Borrowers.

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          (c) Subject to applicable law, the Canadian Borrower and each other Canadian Loan Party shall cause each of their Subsidiaries that is organized under the laws of Canada or any province thereof (other than those Persons in which Investments are made pursuant to Section 6.04(c)(ii) and (iii)) to become party to a guarantee agreement that guarantees repayment of the Canadian Obligations (which guarantee agreement shall be in substantially the form of the Canadian Guarantee referred to in clause (a) of the definition thereof) and a security agreement (which shall, among other things, pledge 100% of the Equity Interests in each such Subsidiary and grant a security interest in all the personal property of each such Subsidiary, the foregoing to be in a form substantially similar to General Security Agreement, the Securities Pledge Agreement and, if any of such assets is located in the Province of Quebec, the Deed of Hypothec, in each case as the foregoing are referred to in the definition of “Canadian Security Agreement”) that secures repayment of the Canadian Obligations, together with such other documentation and filings that the Administrative Agent may reasonably require in order to perfect its first priority security interest in the assets subject to the terms of such Security Agreement; provided, however, that so long as 100% of the Equity Interests of GRI are not owned by one or more Loan Parties, none of the Equity Interests of GRI shall be subject to such Lien.
          (d) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, hypothecs, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties.

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          (e) If any assets constituting personal property that are acquired by any Borrower or any Subsidiary that is a Loan Party have at any time a fair market value in excess of $2,000,000 individually or $5,000,000 in the aggregate for all Loan Parties (other than assets constituting Collateral under the U.S. Security Agreement or the Canadian Security Agreement that become subject to the Lien in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) upon acquisition thereof), the Borrower Representative will promptly notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrowers will cause such assets to be subjected to a Lien in favor of Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) securing the Secured Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.
     SECTION 5.15. Credit Card Notification Agreements. The Borrowers and the Subsidiaries will maintain credit card processing arrangements with the credit card issuers and processors identified on Schedule 3.18; provided, however, that the Borrowers may amend Schedule 3.18 to remove any credit card issuer or processor identified therein or to add additional credit card issuers and processors that are satisfactory to the Administrative Agent, in its sole discretion, and concurrently with the making of any such amendment the Borrowers shall provide to the Administrative Agent a Credit Card Notification Agreement with respect thereto.
     SECTION 5.16. Post Closing Requirements. The Borrowers and the other Loan Parties shall deliver, when and as required by the terms of the Post-Closing Deliverables Agreement, the items referenced therein.
ARTICLE VI
Negative Covenants
          Until all the Revolving Commitments have expired or been terminated as provided in Section 2.09(a) or (b), as the case may be, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lender Parties that:
     SECTION 6.01. Indebtedness. No Loan Party will, nor will it permit any of the Subsidiaries to, create, incur or suffer to exist any Indebtedness, except:
     (a) the Secured Obligations;
     (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness in accordance with paragraph (f) hereof;

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     (c) Indebtedness of any Borrower to any Subsidiary and of any Subsidiary to any Borrower or any other Subsidiary; provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to any Borrower or any Subsidiary that is a Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Borrower to any Subsidiary and Indebtedness of any Subsidiary that is a Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;
     (d) Guarantees by any Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of any Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Borrower or any Subsidiary that is a Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04(e) and (iii) Guarantees permitted under this paragraph (d) shall be subordinated to the Secured Obligations of the applicable Subsidiary if, and on the same terms as, the Indebtedness so Guaranteed is subordinated to the Secured Obligations;
     (e) Indebtedness of any Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (i) such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this paragraph (e) shall not exceed $75,000,000 at any time outstanding;
     (f) Indebtedness which represents an extension, refinancing, replacement or renewal of any of the Indebtedness described in paragraphs (b), (e), (i), (j) and (k) hereof; provided that (i) the principal amount of such Indebtedness is not increased (except to the extent used to finance accrued interest and premiums (including tender or make-whole premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (iii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iv) such extension, refinancing, replacement or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed and (v) if the Indebtedness that is refinanced, replaced, renewed or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, replacement, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, replaced, renewed, or extended Indebtedness;
     (g) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

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     (h) Indebtedness of any Borrower or any Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;
     (i) secured Indebtedness incurred in connection with the IP Secured Financing;
     (j) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this paragraph (j) shall not exceed $50,000,000 at any time outstanding;
     (k) other unsecured Indebtedness in an aggregate principal amount not exceeding $300,000,000 at any time outstanding;
     (l) Indebtedness arising out of leases incurred in connection with sale and leaseback transactions permitted by Section 6.06;
     (m) the Indebtedness of any joint venture, partnership or similar arrangement which would be consolidated with those of the Company in the Company’s consolidated financial statements in accordance with GAAP but of which not more than 50% of the equity or the ordinary voting power (or in the case of a partnership, not more than 50% of the general partnership interests) are, as of such date, owned, controlled or held by the Company or any of its consolidated Subsidiaries; and
     (n) Indebtedness of any Subsidiaries that are not Loan Parties; provided that the aggregate principal amount of Indebtedness permitted by this paragraph (n) shall not exceed $50,000,000 at any time outstanding.
     SECTION 6.02. Liens. No Loan Party will, nor will it permit any of the Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
     (a) Liens created pursuant to any Loan Document;
     (b) Permitted Encumbrances;
     (c) any Lien on any property or asset of any Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

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     (d) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by paragraph (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of such Borrower or Subsidiary or any other Borrower or Subsidiary;
     (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by any Borrower or any Subsidiary, including or as a result of merger or consolidation with any Borrower or any Subsidiary that is permitted pursuant to Section 6.03, or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, merger or consolidation or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of such Borrower or Subsidiary or any other Borrower or Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except to the extent permitted by paragraph (f) of Section 6.01;
     (f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon or (ii) in favor of a banking institution arising as a matter of law, encumbering amounts credited to deposit or securities accounts (including the right of set-off) and which are within the general parameters customary in the banking industry;
     (g) Liens arising out of sale and leaseback transactions permitted by Section 6.06;
     (h) Liens on the registered intellectual property of the Borrowers pursuant to the IP Secured Financing;
     (i) Liens granted by a Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary;
     (j) Liens arising from precautionary UCC or PPSA financing statements, including in respect of any operating lease or disposition permitted by this Agreement;
     (k) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depositary institution;

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     (l) Liens granted to secure payment of the Indebtedness permitted pursuant to Section 6.01(f); provided that such Liens do not spread to cover any property or assets that were not originally secured by the Indebtedness being so refinanced; and
     (m) Liens not otherwise permitted by this Section 6.02 so long as (i) neither (A) the aggregate outstanding principal amount of the obligations secured thereby nor (B) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrowers and all Subsidiaries) $25,000,000 at any one time and (ii) any such Liens do not cover any Collateral.
Notwithstanding the foregoing, none of the Permitted Liens (other than nonconsensual Permitted Liens securing Indebtedness in an aggregate amount at any time not exceeding $5,000,000) may at any time attach to any Loan Party’s (1) Accounts, other than those permitted under paragraph (a) of the definition of “Permitted Encumbrances” and paragraph (a) and (g) above and (2) Inventory, other than those permitted under paragraphs (a) and (b) of the definition of “Permitted Encumbrances” and paragraph (a) above.
     SECTION 6.03. Fundamental Changes. (a) No Loan Party will, nor will it permit any of the Subsidiaries to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower may merge into or amalgamate with any Borrower in a transaction in which such Borrower is the surviving corporation, (ii) any Loan Party (other than a Borrower) may merge into or amalgamate with any Loan Party in a transaction in which the surviving entity is a Loan Party (iii) any Subsidiary may transfer its assets to a Loan Party and any Subsidiary which is not a Loan Party may transfer its assets to another Subsidiary that is not a Loan Party, (iv) any Borrower may merge with any other Borrower, (v) any Loan Party (other than a Borrower) may merge into or amalgamate with any other person if required to complete a Permitted Acquisition; (vi) any Subsidiary that is not a Loan Party may merge into or amalgamate with any other Subsidiary that is not a Loan Party and (vii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.
          (b) No Loan Party will, nor will it permit any of the Subsidiaries to, engage in any business other than businesses of the type conducted by the Borrowers and the Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.
     SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger or amalgamation with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

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     (a) Permitted Investments, subject (as provided in the U.S. Security Agreement or the Canadian Security Agreement, as the case may be) to control agreements in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be) or otherwise subject to a perfected security interest in favor of the Administrative Agent (for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be);
     (b) Investments in existence on the date of this Agreement and described in Schedule 6.04;
     (c) Investments by the Borrowers and the Subsidiaries in Equity Interests in Persons that are (i) Loan Parties, (ii) Subsidiaries that are not Loan Parties and (iii) GRI and Rachel Roy IP Company LLC; provided that (A) any such Equity Interests held by a U.S. Loan Party shall be pledged pursuant to the U.S. Security Agreement (subject to the limitations applicable to Equity Interests of First-Tier Foreign Subsidiaries referred to in Section 5.14(b)(iv) and any such Equity Interests held by a Canadian Loan Party shall be pledged pursuant to the applicable Canadian Security Agreement) and (B) the aggregate amount of Investments made after the date hereof by Loan Parties in any Person described in clause (ii) or (iii) above (including intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed the sum of (1) (x) Investments existing on the Effective Date in GRI, Rachel Roy IP Company LLC and Subsidiaries that are not Loan Parties, (y) loans and advances existing on the Effective Date of the Loan Parties to Subsidiaries that are not Loan Parties and (z) Guarantees existing on the Effective Date by Loan Parties of the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties (in each case as set forth on Schedule 6.04) and (2) $30,000,000 (the “Investment Basket”) at any time outstanding (in each case determined without regard to any write-downs or write-offs);
     (d) loans or advances made by (i) any Borrower to any Subsidiary or any other Borrower and (ii) any Subsidiary to any Borrower or any other Subsidiary, provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the U.S. Security Agreement or the applicable Canadian Security Agreement, as applicable, and (B) the amount of such loans and advances made after the Effective Date by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and made after the Effective Date and outstanding Guarantees permitted under the proviso to Section 6.04(e) and made after the Effective Date) shall not exceed the Investment Basket at any time outstanding (in each case determined without regard to any write-downs or write-offs);
     (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party after the Effective Date shall (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and made after the Effective Date and outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and made after the Effective Date) shall not exceed the Investment Basket at any time outstanding (in each case determined without regard to any write-downs or write-offs);

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     (f) loans or advances by the Borrowers and the Subsidiaries to their employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $4,000,000 in the aggregate at any one time outstanding;
     (g) loans and advances to third party contractors in the ordinary course of business and consistent with past practices in an aggregate outstanding amount not to exceed at any time $2,000,000 (excluding such loans and advances consisting of prepayments or advances for inventory or services);
     (h) subject to Sections 4.2(a) and 4.4 of the U.S. Security Agreement, notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;
     (i) Investments in the form of Swap Agreements permitted by Section 6.07;
     (j) Investments of any Person existing at the time such Person becomes a Subsidiary of a Borrower or consolidates or merges with a Borrower or any of the Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;
     (k) Investments received in connection with the dispositions of assets permitted by Section 6.05;
     (l) Permitted Acquisitions; provided that both immediately before and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Fixed Charge Coverage Ratio for the Test Period in effect at the time such Permitted Acquisition is to occur shall be not less than 1.25 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (iii) Availability will not be less than 30% of the total Revolving Commitment as of the date such Permitted Acquisition is consummated and for the period of 60 consecutive days immediately preceding the consummation of such Permitted Acquisition after giving pro forma effect thereto;
     (m) Investments constituting deposits described in paragraphs (c) and (d) of the definition of the term “Permitted Encumbrances”;
     (n) Guarantees by the Borrower or any of the Subsidiaries of leases (other than Capital Lease Obligations) or of other obligations of the Borrower or any of its Subsidiaries that do not constitute Indebtedness, in each case entered into in the ordinary course of business that is consistent with past practice; and

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     (o) other Investments not otherwise permitted by this Section 6.04; provided that both immediately before and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Fixed Charge Coverage Ratio for the Test Period in effect at the time such Investment is to occur shall be not less than 1.25 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time), (iii) Availability will not be less than 30% of the total Revolving Commitment as of the date such Investment is consummated and for the period of 60 consecutive days immediately preceding the consummation of such Permitted Acquisition after giving pro forma effect thereto, and (iv) the aggregate amount of all Investments made pursuant to this paragraph (o) shall not exceed $50,000,000 in any fiscal year of the Borrower.
     SECTION 6.05. Asset Sales. No Loan Party will, nor will it permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will any Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Borrower or another Subsidiary in compliance with Section 6.04), except:
     (a) the sales, transfers, leases or dispositions of assets described in Schedule 6.05;
     (b) sales, transfers and dispositions of (i) inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business;
     (c) sales, transfers and dispositions to any Borrower or any Subsidiary, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall (i) be made in compliance with Section 6.09 and (ii) not have an aggregate fair market value, when added to the fair market value of all the assets sold, transferred or disposed of pursuant to paragraph (h) below, of more than $10,000,000 during any fiscal year of the Borrowers;
     (d) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;
     (e) sales, transfers and dispositions of Investments permitted by paragraphs (c)(ii), (h) and (i) of Section 6.04 and the proviso to Section 6.04(d);
     (f) sale and leaseback transactions permitted by Section 6.06;
     (g) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Subsidiary;

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     (h) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other paragraph of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this paragraph (h) and pursuant to paragraph (c) to Subsidiaries that are not Loan Parties shall not exceed $10,000,000 during any fiscal year of the Borrowers;
     (i) Restricted Payments permitted by Section 6.08; and
     (j) dispositions of cash and Permitted Investments in the ordinary course of business that is consistent with past practices;
provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by paragraphs (c) (to the extent that the applicable transaction is solely among Loan Parties), (g) and (i) above) shall be made for fair value and for at least 75% cash consideration.
     SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by any Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 120 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset.
     SECTION 6.07. Swap Agreements. No Loan Party will, nor will it permit any of the Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of any Borrower or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or Investment of any Borrower or any Subsidiary.
     SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and any of its Subsidiaries in an aggregate amount not to exceed $2,000,000 during any fiscal year of the Company; provided that, both immediately before and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (iv) the Borrowers may make other Restricted Payments; provided that, (A) both immediately before the declaration of, and (other than the declaration of a dividend of a Loan Party that is a public company, which dividend shall be subject to a Reserve as provided in the definition thereof) immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) at the time any Restricted Payment is declared (x) the Fixed Charge Coverage Ratio for the Test Period in effect at the time shall not be less than 1.25 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (y) Availability shall not be less than 30% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such Restricted Payment is declared after giving pro forma effect thereto.

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          (b) No Loan Party will, nor will it permit any of the Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:
     (i) payment of Indebtedness created under the Loan Documents;
     (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (including the Existing Debt Securities that are maturing in November 2009), other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof or relating thereto; provided that (A) if, either immediately before or after giving effect to any such payment on the Existing Debt Securities any Default or Event of Default has occurred and is continuing, no such payment may be made in an amount exceeding the Existing Debt Securities Reserve and (B) no payment on any other Indebtedness shall be made if, either immediately before or after giving effect to any such payment, any Default or Event of Default has occurred and is continuing;
     (iii) refinancings, replacements and renewals of Indebtedness to the extent permitted by Section 6.01;
     (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
     (v) prepayment of the Existing Debt Securities that are maturing in November 2009 pursuant to the tender offer for such Existing Debt Securities; provided that both immediately before and after giving effect to such prepayment, (A) no Default or Event of Default shall have occurred and be continuing and (B) Availability plus cash on hand of the Loan Parties (which is reasonably identified to the satisfaction of the Joint Collateral Agents) is not less than $300,000,000; provided further, however, that such payment shall be made not later than 30 days after the Effective Date; and
     (vi) payment of intercompany Indebtedness in accordance with past practices arising in connection with cash management transactions in the ordinary course of business; provided that no such payment shall be made by a Loan Party to a Person that is not a Loan Party if immediately before or after giving effect thereto any Default or Event of Default has occurred and is continuing.

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     SECTION 6.09. Transactions with Affiliates. No Loan Party will, nor will it permit any of the Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among any Borrowers and other Loan Parties (including transfers of Inventory) and any Subsidiary that is a Loan Party not involving any other Affiliate, (c) any loans, advances, Guarantees or other Investments permitted by Sections 6.04(c), (d) or (e), (d) any Indebtedness permitted under Section 6.01(c), (d) or (e), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to directors of any Borrower or any Subsidiary who are not employees of such Borrower or Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrowers or their Subsidiaries in the ordinary course of business and (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and equity incentive and stock ownership plans approved by a Borrower’s board of directors.
     SECTION 6.10. Restrictive Agreements. No Loan Party will, nor will it permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any of the Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets to secure the Secured Obligations, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions imposed on the Loan Parties existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to the IP Secured Financing to the extent approved by the Administrative Agent in accordance with such defined term, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided further that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness or sale and leaseback transactions permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.
     SECTION 6.11. Amendment of Material Documents. No Loan Party will, nor will it permit any of the Subsidiaries to, amend, modify or waive any of its rights under (a) agreement relating to any Subordinated Indebtedness, (b) its certificate of incorporation, by-laws, operating, memorandum of association, management or partnership agreement or other organizational documents or (c) the Indenture, any Open Account Agreement or the Existing Debt Securities to the extent any such amendment, modification or waiver would be materially adverse to the Lenders in any respect.

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     SECTION 6.12. Fixed Charge Coverage Ratio. During any Level 1 Minimum Availability Period, the Borrowers will not permit the Fixed Charge Coverage Ratio as at the last day of any Test Period to be less than 1.0 to 1.0.
     SECTION 6.13. Open Account Agreements. No Loan Party will, nor will it permit any of its Subsidiaries to, enter into any Other Open Account Agreement without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed. The aggregate amount of Open Account Obligations that are authorized to be outstanding at any time pursuant to the terms of any Open Account Agreement shall not exceed (a) in the case of Citibank Open Account Agreement, the Citibank Open Account Cap, and (b) in the case of any Other Open Account Agreement, the Open Account Other Cap with respect thereto as provided in the definition of “Open Account Other Cap.”
ARTICLE VII
Events of Default
     If any of the following events (“Events of Default”) shall occur:
     (a) any Borrower shall fail to pay (i) any principal of any Loan or any repayment or reimbursement obligation in respect of any LC Disbursement or (ii) any Open Account Obligation, in each case, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
     (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other Obligation (other than an amount referred to in paragraph (a) of this Article) payable pursuant to this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;
     (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;
     (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.15 or 5.16 or in Article VI;

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     (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for (i) during a Weekly Reporting Period, a period of one day after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01(g), (h) or (i), (ii) a period of five days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01 (other than Section 5.01(g), (h) or (i) during a Weekly Reporting Period), 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.09, 5.10, 5.11 or 5.12 of this Agreement or (iii) a period of 15 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement;
     (f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;
     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this paragraph (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or any Subsidiary of any Loan Party or its debts, or of a substantial part of its assets, under any federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, interim receiver, trustee, custodian, sequestrator, monitor, administrator, conservator or similar official for any Loan Party or any Subsidiary of any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
     (i) any Loan Party or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition, proposal or notice of intention to file a proposal seeking liquidation, reorganization or other relief under any federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Article, (iii) apply for or consent to the appointment of a receiver, interim receiver, trustee, custodian, sequestrator, monitor, administrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

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     (j) any Loan Party or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
     (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment or any Loan Party or any Subsidiary shall fail within 30 days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;
     (l) (i)(A) an ERISA Event shall have occurred, (B) a trustee shall be appointed by a United States district court to administer any Pension Plan, (C) the PBGC shall institute proceedings to terminate any Pension Plan, (D) any Loan Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (E) any other event or condition shall occur or exist with respect to a Pension Plan; and in each case in paragraphs (A) through (E) above, such event or condition, together with all other such events or conditions, if any, could, in the opinion of the Required Lenders, reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; or (ii) a Pension Event shall occur which, in the Administrative Agent’s determination, constitutes grounds for the termination under any applicable law, of any Canadian Pension Plan or for the appointment by the appropriate Governmental Authority of a trustee for any Canadian Pension Plan, or if any Canadian Pension Plan shall be terminated or any such trustee shall be requested or appointed, or if a Loan Party or any of its Subsidiaries is in default with respect to payments to a Multiemployer Plan or Canadian Pension Plan resulting from their complete or partial withdrawal from such Canadian Pension Plan and any such event may reasonably be expected to have a Material Adverse Effect or any Lien arises (except for contribution amounts not yet due) in connection with any Canadian Pension Plan;
     (m) a Change in Control shall occur;
     (n) the occurrence of any “default”, under and as defined in the U.S. Security Agreement or the Canadian Security Agreement, or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided;

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     (o) the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect;
     (p) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document; or
     (q) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);
then, and in every such event (other than an event with respect to the Borrowers described in paragraph (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately and (ii) declare the Loans and other Obligations then outstanding to be due and payable in whole (or in part, in which case any Obligations not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and other Obligations so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Borrowers described in paragraph (h) or (i) of this Article, the Revolving Commitments shall automatically terminate and the principal of the Loans and other Obligations then outstanding, together with accrued interest thereon and all fees and other Obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and the continuance of an Event of Default, the Administrative Agent or the Canadian Administrative Agent, may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to it under the Loan Documents or at law or equity, including all remedies provided under the UCC, the PPSA, the Civil Code of Quebec or any other legislation.

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ARTICLE VIII
The Administative Agent and Canadian Administrative Agent, Joint Collateral Agents; Other Agents
     SECTION 8.01. The Administrative Agent and the Canadian Administrative Agent. Each of the Lender Parties hereby irrevocably appoints each of the Administrative Agent and the Canadian Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent and the Canadian Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents and an intercreditor agreement in connection with the IP Secured Financing (as provided in the definition of such term in Section 1.01), and to exercise such powers as are delegated to the Administrative Agent and the Canadian Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
          Without limiting the powers of the Administrative Agent hereunder and under the other Loan Documents, each Lender Party and the Administrative Agent (in its sole capacity as the initial holder of the Bonds (as defined below)) hereby acknowledges and agrees that the Administrative Agent (or any successor thereto) shall, for the purposes of holding any security granted under the Loan Documents pursuant to the laws of the Province of Quebec to secure payment of debentures (or any similar instruments) issued by the Canadian Borrower or any other Loan Party (which debentures as amended, restated, replaced, modified or supplemented at any time, for purposes of this Section, shall be hereinafter referred to as the “Bonds”), be the holder of an irrevocable power of attorney (“fondé de pouvoir”) (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lender Parties and holders of the Bonds. Each Lender Party and the Administrative Agent (solely in its capacity as the initial holder of the Bonds) hereby ratifies the appointment of and constitutes, to the extent necessary, the Administrative Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) in order to hold hypothecs or other Liens granted by any one of the Loan Parties under the Loan Documents in the Province of Quebec to secure payment of the Bonds. Each assignee Lender Party and each assignee holder of Bonds shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) by execution of the relevant agreements relating to such assignment. The Administrative Agent agrees to act in such capacity. Furthermore, the Administrative Agent hereby agrees and each of the other Lender Parties hereby appoints the Administrative Agent to act in the capacity of the holder and depositary of the Bonds on its own behalf as Administrative Agent and for and on behalf and for the benefit of all present and future Lender Parties. Each assignee Lender Party shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as such holder and depositary of the Bonds by execution of the relevant agreements relating to such assignment. To the extent necessary, each Lender Party shall be deemed to confirm and ratify the appointments made under this Section by its execution of any the relevant Loan Document. The execution by the Administrative Agent prior to the date hereof of any document creating or evidencing any such hypothec or other Lien for the benefit of any of the Lender Parties is hereby ratified and confirmed.
          The parties hereto expressly waive the provisions and protection of Section 32 of An Act Respecting Special Powers of Legal Persons (Québec). The Administrative Agent may acquire and be the holder of the Bonds or other titles of indebtedness. Each of the parties hereto acknowledges and agrees that the Bonds constitute a title of indebtedness as such term is used in Article 2692 of the Civil Code of Quebec.

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     The bank serving as the Administrative Agent or the Canadian Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or the Canadian Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not the Administrative Agent or the Canadian Administrative Agent hereunder.
     Neither the Administrative Agent nor the Canadian Administrative Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither the Administrative Agent nor the Canadian Administrative Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent and the Canadian Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent or the Canadian Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, neither the Administrative Agent nor the Canadian Administrative Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or Canadian Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent and the Canadian Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent or the Canadian Administrative Agent, as the case may be, shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent and the Canadian Administrative Agent by the Borrower Representative or a Lender Party, and the Administrative Agent and the Canadian Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the adequacy, accuracy or completeness of any information (whether oral or written) set forth or in connection with any Loan Document, (v) the legality, the validity, enforceability, effectiveness, adequacy or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent and the Canadian Administrative Agent, as the case may be.

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     The Administrative Agent and the Canadian Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any representation, notice, request, certificate, consent, statement, instrument, document or other writing or communication believed by it to be genuine, correct and to have been authorized, signed or sent by the proper Person. The Administrative Agent and the Canadian Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made or authorized by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent and the Canadian Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
     The Administrative Agent and the Canadian Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent or the Canadian Administrative Agent, as the case may be. The Administrative Agent, the Canadian Administrative Agent and any such sub-agent thereof may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Canadian Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent and the Canadian Administrative Agent.
     Subject to the appointment and acceptance of a successor Administrative Agent and the Canadian Administrative Agent, as the case may be, as provided in this paragraph, the Administrative Agent and the Canadian Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor (which shall, in the case of the Canadian Administrative Agent only, be an Affiliate of the Administrative Agent acting through a branch or an office in Canada). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Canadian Administrative Agent, as the case may be, gives notice of its resignation, then the retiring Administrative Agent or Canadian Administrative Agent, as the case may be, may, on behalf of the Lender Parties, appoint a successor Administrative Agent which shall be a commercial bank or an Affiliate of any such commercial bank (which shall, in the case of the Canadian Administrative Agent only, be an Affiliate of the Administrative Agent acting through an office in Canada). Upon the acceptance of its appointment as Administrative Agent or Canadian Administrative Agent, as the case may be, hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges, obligations and duties of the retiring (or retired) Administrative Agent or Canadian Administrative Agent, as the case may be, and the retiring Administrative Agent or Canadian Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent and Canadian Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent’s or Canadian Administrative Agent’s resignation hereunder, the provisions of this Article, Section 2.17(d) and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent or Canadian Administrative Agent as the case may be, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent or Canadian Administrative Agent as the case may be.

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          Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent, the Canadian Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Canadian Administrative Agent or any other Lender Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
          The first time (and no subsequent time) that Availability on any date is less than $125,000,000, the Administrative Agent agrees to exercise its best efforts to give the Citibank Open Account Agent prompt notice of such event within one Business Day after the occurrence thereof; provided that the Administrative Agent shall not incur any liability for failing to deliver such notice.
      SECTION 8.02. The Joint Collateral Agents. Each of the Lender Parties hereby irrevocably appoints the Joint Collateral Agents as its agent hereunder and under the other Loan Documents and authorizes the Joint Collateral Agents to take such actions on its behalf and to exercise such powers as are delegated to the Joint Collateral Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
          Each of the banks serving as a Joint Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not a Joint Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not a Joint Collateral Agent hereunder.
          The Joint Collateral Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Joint Collateral Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Joint Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers except as expressly set forth in this Agreement and (c) except as expressly set forth in the Loan Documents, neither Joint Collateral Agent shall have any duty to disclose, nor shall be liable for the failure to disclose, any information relating to any Loan Party or any of the Subsidiaries that is communicated to or obtained by any bank serving as a Joint Collateral Agent or any of its Affiliates in any capacity. Neither Joint Collateral Agent shall be liable for any action taken nor not taken by it in the absence of its own gross negligence or wilful misconduct. Neither Joint Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the adequacy, accuracy or completeness of any information (whether oral or written) set forth or in connection with any Loan Document, (v) the legality, the validity, enforceability, effectiveness, adequacy or genuineness of any Loan Document or any other agreement, instrument or document, (vi) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vii) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Joint Collateral Agents.

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          The Joint Collateral Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any representation, notice, request, certificate, consent, statement, instrument, document or other writing or communication believed by it to be genuine, correct and to have been authorized, signed or sent by the proper Person. The Joint Collateral Agents may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by them, in their Permitted Discretion, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          The Joint Collateral Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by either Joint Collateral Agent. The Joint Collateral Agents and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Joint Collateral Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Joint Collateral Agents.
          Either or both Joint Collateral Agents may resign at any time by notifying the other Joint Collateral Agent, if any, the Administrative Agent, the Issuing Banks and the Borrower Representative. Upon any such resignation, the remaining Joint Collateral Agent (the “Sole Remaining Collateral Agent”) shall perform all of the functions of the Joint Collateral Agents, and the retiring Joint Collateral Agent shall be discharged from its duties and obligations hereunder. If both Joint Collateral Agents shall resign substantially simultaneously, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint one successor collateral agent, who shall be the sole successor collateral agent hereunder (the “Sole Successor Collateral Agent”). If a Sole Successor Collateral Agent has not been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after both Joint Collateral Agents have given their notice of such resignation, then the retiring Joint Collateral Agents may, on behalf of the Lender Parties, appoint a Sole Successor Collateral Agent which shall be a commercial bank or an Affiliate of any such commercial bank. Upon the acceptance of its appointment as Sole Successor Collateral Agent, such Person shall succeed to and become vested with all the rights, powers, privileges, obligations and duties of the retiring (or retired) Joint Collateral Agents, and the retiring Joint Collateral Agent shall be discharged from the duties and obligations hereunder.

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          The fees payable by the Borrowers to the Sole Remaining Collateral Agent or Sole Successor Collateral Agent shall be the same as those payable to the Joint Collateral Agents unless otherwise agreed between the Borrowers and such Sole Remaining Collateral Agent or Sole Successor Collateral Agent, as the case may be. After any Joint Collateral Agent’s resignation hereunder, the provisions of this Article, Section 2.17(d) and Section 9.03 shall continue in effect for the benefit of such retiring Joint Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Joint Collateral Agent.
          Each Lender Party hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Joint Collateral Agents; (b) no Joint Collateral Agent (i) makes any representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Joint Collateral Agents undertake no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, and it will not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Joint Collateral Agents and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
     SECTION 8.03. Other Agents. The Joint Bookrunners, the Joint Lead Arrangers, the Syndication Agent and the Documentation Agents shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.
ARTICLE IX
Miscellaneous
     SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(i)	if to any Loan Party, to the Borrower Representative at:

Jones Apparel Group, Inc. 1411 Broadway New York, NY 10018 Attention: Chief Financial Officer Telephone No.: (212) 703-9152 Telecopy No.: (212) 703-9154

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with a copy to:

Jones Apparel Group Canada, LP 388 Applewood Crescent Vaughan, Ontario L4K 4B4 Attention: Roger Flores Phone: (905) 760-6070 Fax: (905) 660-6777

(ii)	if to the Administrative Agent or the Swingline Lender, to:

JPMorgan Chase Bank, N.A. 270 Park Avenue, 44th Floor NY1-K855 New York, NY 10017 Attention: Jones Apparel Account Officer Facsimile No: (646) 534-2270

(iii)	if to the Canadian Administrative Agent or the Canadian Swingline Lender, to:

JPMorgan Chase Bank, N.A., Toronto Branch 200 Bay Street Royal Bank Plaza, Floor 18 Toronto M57 2J2 Canada Attention: Dan Howat Telecopy: (416) 981-2375
            (iv) if to any other Lender, any other Agent or any Issuing Bank, or any Open Account Agent or Open Account Bank, to it at its address or facsimile number set forth in its Administrative Questionnaire or in any other writing delivered by any such Person to the Administrative Agent.
All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.
          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, to compliance notices or to Event of Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the Canadian Administrative Agent, as the case may be, and the applicable Lender. The Administrative Agent or the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

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          (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
     SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any Lender Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lenders Parties, hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Lender Party may have had notice or knowledge of such Default at the time.

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          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Canadian Administrative Agent (to the extent it is a party to such Loan Document) and each Loan Party that is a party thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender, (B) reduce or forgive the principal amount of any Loan, LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, postpone the scheduled date of expiration of the Revolving Commitment, without the written consent of each Lender directly affected thereby, (D) increase the advance rates set forth in the definition of “Borrowing Base”, without the written consent of each Lender, (E) change the penultimate sentence of Section 2.08(a), the last sentence of Section 2.09(d), the third sentence of Section 2.18(a), Section 2.18(b) or Section 2.18(d) in a manner that would alter the manner or order in which payments are shared or change any provision requiring ratable funding, without the written consent of each Lender, (F) modify eligibility criteria, as such eligibility criteria are in effect on the Effective Date (including adding new categories of eligible assets or eliminating any category of the reserves), in any manner that has the effect of weakening or eliminating any applicable eligibility criteria or increasing the amounts available to be borrowed hereunder without the written consent of the Joint Collateral Agents and the Supermajority Lenders, (G) change any of the provisions of this Section or the definition of “Required Lenders”, “Joint Collateral Agents” or “Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (H) release any Loan Guarantor from its obligation under its Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, (I) except as provided in paragraphs (c) and (d) of this Section or Section 6.01(i), release all or substantially all of the Collateral, without the written consent of each Lender, (J) change Section 2.10(b) or Section 2.11(f) without the written consent of each Lender, (K) increase the total Revolving Commitments to an aggregate amount exceeding $700,000,000 without the written consent of each Lender, (L) subordinate the Liens of the Administrative Agent, or with respect to any other Indebtedness of the Borrowers cause the Liens of the Administrative Agent to be pari passu with the Liens securing such other Indebtedness, in each case with respect to all or substantially all of the Collateral (other than the Liens securing the IP Secured Financing, the Indebtedness permitted to be incurred pursuant to Section 2.09(e) or other Indebtedness that is permitted to be outstanding pursuant to Section 6.01) without the written consent of each Lender, (M) subordinate the repayment of all or any substantial part of the Obligations to the repayment of any other Indebtedness without the written consent of each Lender, (N) modify (except as the following relates to the Citibank Open Account Agreement and related terms, which shall be subject to clause (O)) (x) the defined terms “Open Account Agent”, “Open Account Agreement”, “Open Account Bank”, “Open Account Other Cap”, “Open Account Obligations” and “Open Account Excess Obligations” or (y) Section 2.18(b) in a manner that would alter the manner or order in which payments are made to any Open Account Agent or any Open Account Bank, in each case without the written consent of the Required Lenders and the applicable Open Account Agent affected thereby, or (O) modify (x) the defined terms “Citibank Open Account Agent”, “Citibank Open Account Agreement”, “Citibank Open Account Bank”, “Citibank Open Account Cap”, “Citibank Open Account Obligations”, and “Open Account Excess Obligations” or (y) Section 2.18(b) in a manner that would alter the manner or order in which payments are made to the Citibank Open Account Agent or any Citibank Open Account Bank, in each case without the written consent of the Required Lenders and the Citibank Open Account Agent; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, Swingline Lender or Issuing Bank without the prior written consent of such Agent, Swingline Lender or Issuing Bank. The Administrative Agent may also amend the Revolving Commitment Schedule to reflect assignments entered into pursuant to Section 9.04.

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          (c) The Lender Parties hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties or the Canadian Loan Parties, as the case may be, on any Collateral (i) upon the termination of all Revolving Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender Party, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interest of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII, (v) constituting registered intellectual property that will secure other Indebtedness as permitted by Section 6.01(i) or (vi) if such Liens were granted by any Loan Party with respect to which 100% of the Equity Interests have been sold in a transaction permitted by Section 6.05. Except as provided in the preceding sentence and in Section 9.02(b)(ii)(I), the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders. The Lender Parties hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Loan Guarantor from its obligation under its Loan Guaranty if 100% of the Equity Interests of such Loan Guarantor have been sold in a transaction permitted pursuant to Section 6.05. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. In connection with any termination or release pursuant to this Section, the Administrative Agent shall reasonably promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.
          (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of paragraph (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

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     SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Canadian Administrative Agent, the Joint Collateral Agents, the Joint Lead Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of a single New York counsel for the Administrative Agent and such special and local counsel as the Administrative Agent and the Canadian Administrative Agent may deem appropriate in its good faith discretion, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the applicable Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Joint Collateral Agents in connection with the performance of their duties pursuant to the provisions of the Loan Documents and (iv) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made and Letters of Credit issued hereunder including all such reasonable out-of pocket expenses incurred in connection with any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Borrowers under this Section include, without limiting the generality of the foregoing, costs and expenses incurred in connection with:
     (i) subject to Section 5.11, appraisals and insurance reviews;
     (ii) subject to Section 5.12, field examinations and the preparation of Reports based on the fees charged by a third party retained by the Joint Collateral Agents or the internally allocated fees for each Person employed by the Joint Collateral Agents with respect to each field examination;
     (iii) taxes, fees and other charges for (A) lien and title searches and title insurance and (B) recording the Collateral Documents, filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;
     (iv) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and
     (v) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

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All of the foregoing costs and expenses may be charged to the Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c).
          (b) The Borrowers shall, jointly and severally, indemnify each Lender Party, and Related Party thereof (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of any actual or prospective claim, litigation, investigation or proceeding relating to any of the following, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby (other than the Open Account Agreements, the Swap Agreements and the agreements pursuant to which Banking Services are provided), the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby (other than transactions contemplated by the Open Account Agreements, the Swap Agreements and the Banking Services), (ii) any Loan or any Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of their Subsidiaries or (iv) the failure of the Borrowers to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by the Borrowers for Taxes pursuant to Section 2.17; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.
          (c) To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, the Canadian Administrative Agent, an Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent the Canadian Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that (i) the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or the Swingline Lender in its capacity as such and (ii) if (A) all the Revolving Commitments have been terminated, (B) all the Secured Obligations (other than Unliquidated Obligations, Open Account Obligations, Banking Services Obligations and Swap Obligations) owing to all the Lender Parties have been paid in full in cash or, in the case of Letters of Credit, cash collateralized, subject to a back-up standby letter of credit or refinanced, in each case as provided in Section 2.09(b)(ii) (the date in which the events described in clauses (A) and (B) having occurred being the “Revolver Termination Date”), and (c) one or more of the Loan Documents continue to be effective for the sole purpose of the Collateral securing the Open Account Obligations, the Banking Services Obligations or the Swap Obligations, each Lender that ceases to be a Lender hereunder shall have no additional liability to the Administrative Agent or any other Lender Party or Loan Party with respect to events or circumstances occurring after the date it ceases to be a Lender hereunder; provided that, notwithstanding the foregoing, each such Lender shall, for the period prior to the time it ceases to be a Lender, have all the rights and be subject to the obligations as set forth in this Agreement and in the other Loan Documents.

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          (d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
          (e) All amounts due under this Section shall be payable promptly after written demand therefor.
          (f) Notwithstanding any other provision contained in this Agreement or any other Loan Document, no Open Account Bank, Open Account Agent or party to any Swap Agreement or agreement relating to Banking Services shall have any voting or consent rights under this Agreement or any other Loan Document (or any actions taken or omitted to be taken in connection therewith) in its capacity as obligee or obligor thereunder, except as provided in Section 9.02(b)(ii)(N) or (O); provided that any such Person’s rights or obligations in its capacity as a Lender under this Agreement or any other Loan Document shall be unaffected as a result of it acting as an Open Account Bank, Open Account Agent or party to any Swap Agreement or agreement relating to Banking Services. No Lender Party (solely in its capacity as a Lender Party) shall have any liability or responsibility of any kind whatsoever in respect of any matters arising out of or relating to any Open Account Agreement, Swap Agreement or agreement relating to Banking Services Obligations. To the extent that any Open Account Obligations, Banking Services Obligations or Swap Obligations are outstanding on the Revolver Termination Date (or there are any outstanding commitments with respect thereto), this Agreement and the other Loan Documents shall continue in order to provide security in the Collateral for such Secured Obligations on such terms as may be mutually agreed upon by the Company, the Administrative Agent and the applicable Open Account Banks, Open Account Agents and parties to the Swap Agreements or agreements relating to the Banking Services.
     SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:
          (A) the Borrower Representative, provided that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, any Approved Fund, a successor-in-interest to a Lender pursuant to a consolidation, sale or merger or, if any Default or Event of Default has occurred and is continuing, any other assignee;
          (B) the Administrative Agent; and
          (C) the Issuing Banks.
          (ii) Assignments shall be subject to the following additional conditions:
          (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or a successor-in-interest to a Lender pursuant to a consolidation, sale or merger or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent; provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;
          (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;
          (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
          (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and

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          (E) any assignments of all or a portion of a Lender’s Canadian Commitment or other rights and obligations under this Agreement relating to the Canadian Borrower shall be made to a Canadian Lender.
          For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:
          “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
          (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers and the Lender Parties, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Agents, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender or Issuing Bank, as the case may be, hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d), 2.21(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

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          (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.
          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. A Participant that would be a Lender that is not a U.S. Person if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(f) as though it were a Lender.
          (iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the Revolving Commitment of, and principal amount of the Loans, LC Disbursements and Factoring Advances owing to each participant under the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.
          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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     SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Lender Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid, or any Letter of Credit is outstanding (unless the same has been cash collateralized in accordance with Section 2.06(k)) and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitments or the termination of this Agreement or any provision hereof.
     SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or PDF transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers or any Loan Guarantor against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower Representative and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

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     SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks; provided, however, that if the laws of any jurisdiction other than the State of New York shall govern in regard to the validity, perfection or effect of perfection of any Lien or in regard to procedural matters affecting enforcement of any Liens on all or any party of the Collateral, such laws of such other jurisdictions shall continue to apply to that extent, and provided further that the appointment of the Administrative Agent as fondé de pouvoir in accordance with Section 8.01 shall be governed by the laws of Quebec.
          (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that claims with respect to Canadian Loan Documents may, as provided therein, also be tried in the courts of the Province of Ontario. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
          (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
     SECTION 9.12. Confidentiality. Each of the Lender Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory or self-regulatory authority, (c) to the extent required by Requirement of Laws or by any subpoena or similar legal process (in which case each such Person agrees to promptly notify the Borrower Representative to the extent not prohibited by law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations (and any such Person may disclose such Information to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential)), (g) with the written consent of the Borrower Representative, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Lender Party on a non-confidential basis from a source other than the Borrowers or their representatives which is not known by any such Person to be under a duty of confidentiality with respect to the Information or (i) subject to clause (d), in connection with a legal action related to this Agreement (in which case each Lender Party shall at the sole cost and expense of the Borrowers and if not adverse to its interests, use commercially reasonable efforts to seek confidential treatment of the Information). In addition, each Lender Party may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Lender Parties in connection with administration and management of this Agreement and the other Loan Documents. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to any Lender Party on a non-confidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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          EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
          ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
     SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuing Bank nor Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

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     SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act.
     SECTION 9.15. Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.
     SECTION 9.16. Appointment for Perfection. Each Lender Party hereby appoints each other Lender Party as its agent for the purpose of perfecting Liens, for the benefit of the Lender Parties or the Canadian Lender Parties, as the case may be, in assets which, in accordance with Article 9 of the UCC, the PPSA, the Securities Transfer Act (Ontario) or any other applicable law can be perfected only by possession. Should any Lender Party (other than the Administrative Agent) obtain possession of any such Collateral, such Lender Party shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.
     SECTION 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
     SECTION 9.18. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two Business Days preceding that on which judgment is given. Each Loan Party agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Administrative Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Loan Party agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Administrative Agent against such loss. The term “rate of exchange” in this Section 9.18 means the spot rate at which the Administrative Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

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     SECTION 9.19. Canadian Anti-Money Laundering Legislation. (a) Each Borrower acknowledges that, pursuant to the Proceeds of Crime Act and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lender Parties may be required to obtain, verify and record information regarding the Borrowers and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Borrowers, and the transactions contemplated hereby. Each Borrower shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender Party or any prospective assignee or participant of a Lender, any Issuing Bank or any Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence.
          (b) If the Canadian Administrative Agent has ascertained the identity of any Borrower or any authorized signatories of the Borrower for the purposes of applicable AML Legislation, then the Canadian Administrative Agent:
     (i) shall be deemed to have done so as an agent for each Lender Party, and this Agreement shall constitute a “written agreement” in such regard between each Lender Party and the Canadian Administrative Agent within the meaning of the applicable AML Legislation; and
     (ii) shall provide to each Lender Party copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
          Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lender Parties agrees that neither the Canadian Administrative Agent nor any other Agent has any obligation to ascertain the identity of the Borrowers or any authorized signatories of the Borrowers on behalf of any Lender Party, or to confirm the completeness or accuracy of any information it obtains from any Borrower or any such authorized signatory in doing so.
     SECTION 9.20. Lender Loss Sharing Agreement.
     (a) Definitions. As used in this Section 9.20, the following terms shall have the following meanings:
     (i) “CAM” means the mechanism for the allocation and exchange of interests in the Loans, participations in Letters of Credit and collections thereunder established under Section 9.20(b).

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     (ii) “CAM Exchange” means the exchange of the U.S. Lenders’ interests and the Canadian Lenders’ interests provided for in Section 9.20(b).
     (iii) “CAM Exchange Date” means the first date after the Effective Date on which there shall occur (a) any event described in paragraphs (h) or (i) of Article VII with respect to any Borrower, or (b) an acceleration of Loans and termination of the Commitments pursuant to Article VII.
     (iv) “CAM Percentage” means as to each Lender, a fraction, (a) the numerator of which shall be the aggregate amount of such Lender’s Commitments immediately prior to the CAM Exchange Date and the termination of the Commitments, and (b) the denominator of which shall be the amount of the Commitments of all the Lenders immediately prior to the CAM Exchange Date and the termination of the Commitments.
     (v) “Designated Obligations” means all Obligations of the Borrowers with respect to (a) principal and interest under the Loans, (b) unreimbursed drawings under Letters of Credit and interest thereon and (c) fees under Section 2.12.
     (vi) “Revolver Facility” means the facility established under the U.S. Commitments and the Canadian Commitments.
     (b) CAM Exchange.
     (i) On the CAM Exchange Date,
          (A) the U.S. Commitments and the Canadian Commitments shall have terminated in accordance with Article VII;
          (B) each U.S. Lender shall fund its participation in any outstanding Swingline Loans and Protective Advances in accordance with Section 2.04 and Section 2.05 of this Agreement, and each Canadian Lender shall fund its participation in any outstanding Swingline Loans and Protective Advances in accordance with Section 2.04 and Section 2.05;
          (C) each U.S. Lender shall fund its participation in any unreimbursed LC Disbursements made under the U.S. Letters of Credit in accordance with Section 2.06(e), and each Canadian Lender shall fund its participation in any unreimbursed LC Disbursements made under the Canadian Letters of Credit in accordance with Section 2.06(e); and
          (D) the Lenders shall purchase in dollars at par Dollar Amount interests in the Designated Obligations under each Revolver Facility (and shall make payments in dollars to the Administrative Agent for reallocation to other Lenders to the extent necessary to give effect to such purchases) and shall assume the obligations to reimburse Issuing Banks for unreimbursed LC Disbursements under outstanding Letters of Credit under such Revolver Facility such that, in lieu of the interests of each Lender in the Designated Obligations under the U.S. Commitments and the Canadian Commitments in which it shall have participated immediately prior to the CAM Exchange Date, such Lender shall own an interest equal to such Lender’s CAM Percentage in each component of the Designated Obligations immediately following the CAM Exchange.

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     (ii) Each Lender and each Person acquiring a participation from any Lender as contemplated by this Section 9.20 hereby consents and agrees to the CAM Exchange. Each Borrower agrees from time to time to execute and deliver to the Lenders all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans under this Agreement to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Lender to deliver or accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
     (iii) As a result of the CAM Exchange, from and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of any of the Designated Obligations shall be distributed to the Lenders, pro rata in accordance with their respective CAM Percentages.
     (iv) In the event that on or after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of a disbursement under a Letter of Credit by an Issuing Bank that is not reimbursed by U.S. Borrowers or Canadian Borrower, if applicable, then each Lender shall promptly reimburse such Issuing Bank for its CAM Percentage of such unreimbursed payment in the Dollar Amount thereof.
          Notwithstanding any other provision of this Section 9.20, the Administrative Agent and each Lender agree that if the Administrative Agent or a Lender is required under applicable law to withhold or deduct any taxes or other amounts from payments made by it hereunder or as a result hereof, such Person shall be entitled to withhold or deduct such amounts and pay over such taxes or other amounts to the applicable Governmental Authority imposing such tax without any obligation to indemnify the Administrative Agent or any Lender with respect to such amounts and without any other obligation of gross up or offset with respect thereto and there shall be no recourse whatsoever by the Administrative Agent or any Lender subject to such withholding to the Administrative Agent or any other Lender making such withholding and paying over such amounts, but without diminution of the rights of the Administrative Agent or such Lender subject to such withholding as against Borrowers and the other Loan Parties to the extent (if any) provided in this Agreement and the other Loan Documents. Any amounts so withheld or deducted shall be treated as, for the purpose of this Section 9.20, having been paid to the Administrative Agent or such Lender with respect to which such withholding or deduction was made.
     SECTION 9.21. No Fiduciary Duty. Each Lender Party may have economic interests that conflict with those of any Loan Party and its Affiliates. The Loan Parties agree that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender Party, on the one hand, and any Loan Party and its Affiliates, on the other. The Loan Parties acknowledge and agree that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies thereunder) are arm’s-length commercial transactions between each Lender Party, on the one hand, and each Loan Party, on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender Party has assumed an advisory or fiduciary responsibility in favor of any Loan Party and its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender Party has advised, is currently advising or will advise any Loan Party or any of its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (ii) each Lender Party is acting solely as principal and not as the agent or fiduciary of each Loan Party, its management, stockholders, creditors or any Affiliates thereof. Each Loan Party acknowledges and agrees that each Loan Party has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to the transactions contemplated by the Loan Documents and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Borrower, in connection with the transaction contemplated by the Loan Documents or the process leading thereto.

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ARTICLE X
Loan Guaranty of US. Obligations
     SECTION 10.01. Guaranty. Each U.S. Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lender Parties the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (the “Guaranteed Obligations”). Each U.S. Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender Party that extended any portion of the Guaranteed Obligations.
     SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each U.S. Loan Guarantor waives any right to require any Lender Party to sue any Borrower, any other U.S. Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.
     SECTION 10.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each U.S. Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; (iv) the existence of any claim, setoff or other rights which any U.S. Loan Guarantor may have at any time against any Obligated Party, any Lender Party, or any other Person, whether in connection herewith or in any unrelated transactions, or (v) any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation.

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          (b) The obligations of each U.S. Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.
          (c) Further, the obligations of any U.S. Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Lender Party to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Lender Party with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such U.S. Loan Guarantor or that would otherwise operate as a discharge of any U.S. Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).
     SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each U.S. Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any U.S. Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any U.S. Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each U.S. Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party or any other Person. The Administrative Agent may, at its election, following the occurrence of an Event of Default, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such U.S. Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each U.S. Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any U.S. Loan Guarantor against any Obligated Party or any security.

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     SECTION 10.05. Rights of Subrogation. No U.S. Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the U.S. Loan Guarantors have fully performed all their obligations to the Lender Parties and no Obligation is outstanding.
     SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each U.S. Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Lenders Parties are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the U.S. Loan Guarantors forthwith on demand by the Lender Parties.
     SECTION 10.07. Information. Each U.S. Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each U.S. Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that no Lender Party shall have any duty to advise any U.S. Loan Guarantor of information known to it regarding those circumstances or risks.
     SECTION 10.08. Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any U.S. Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such U.S. Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the U.S. Loan Guarantors or the Lender Parties, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant U.S. Loan Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each U.S. Loan Guarantor is intended solely to preserve the rights of the Lender Parties to the maximum extent not subject to avoidance under applicable law, and no U.S. Loan Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any U.S. Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each U.S. Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each U.S. Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lender Parties hereunder; provided that nothing in this sentence shall be construed to increase any U.S. Loan Guarantor’s obligations hereunder beyond its Maximum Liability.

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     SECTION 10.09. Contribution. In the event any U.S. Loan Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other U.S. Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all U.S. Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any U.S. Loan Guarantor, the aggregate amount of all monies received by such U.S. Loan Guarantors from the Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any U.S. Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such U.S. Loan Guarantor’s Maximum Liability). Each of the U.S. Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Lender Parties and the U.S. Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.
     SECTION 10.10. Liability Cumulative. The liability of each Loan Party as a U.S. Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Lenders Parties under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
     SECTION 10.11. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) the successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

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ARTICLE XI
The Borrower Representative
     SECTION 11.01. Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower; provided that, in the case of a Revolving Loan, such amount shall not exceed such Borrower’s Availability. None of the Lender Parties, respective officers, directors, agents or employees shall be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01.
     SECTION 11.02. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders Parties to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.
     SECTION 11.03. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.
     SECTION 11.04. Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default hereunder referring to this Agreement describing such Default and stating that such notice is a “notice of default.” In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the other Lender Parties. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.
     SECTION 11.05. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lender Parties.

158

     SECTION 11.06. Execution of Loan Documents; Borrowing Base Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Lender Parties the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.
     SECTION 11.07. Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative a copy of its Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Borrowing Base Certificates and Compliance Certificates required pursuant to the provisions of this Agreement.

159

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

JONES APPAREL GROUP, INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JONES RETAIL CORPORATION,
a New Jersey corporation
NINE WEST FOOTWEAR CORPORATION,
a Delaware corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION,
a Delaware corporation

By	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
In his capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I attached hereto

[SIGNATURE PAGE TO CREDIT AGREEMENT]

ENERGIE KNITWEAR, INC., a Delaware corporation JONES JEANSWEAR GROUP, INC., a New York corporation L.E.I. GROUP, INC., a Delaware corporation
By	/s/ Tami Fersko
	Name:	Tami Fersko
In her capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I attached hereto

[SIGNATURE PAGE TO CREDIT AGREEMENT]

VICTORIA + Co LTD., a Rhode Island corporation
By	/s/ Thomas Murray
	Name:	Thomas Murray
In his capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I attached hereto

[SIGNATURE PAGE TO CREDIT AGREEMENT]

JONES APPAREL GROUP CANADA, LP, an Ontario Limited Partnership
By:	JONES CANADA, INC., its General Partner

By	/s/ Roger Flores
	Name:	Roger Flores
In his capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I attached hereto

[SIGNATURE PAGE TO CREDIT AGREEMENT]

LOAN GUARANTORS:

APPAREL TESTING SERVICES, INC.,
a New Jersey corporation
JONES DISTRIBUTION CORPORATION,
a Delaware corporation
JONES MANAGEMENT SERVICE COMPANY,
a Delaware corporation
JONES HOLDING, INC.,
a Delaware corporation

By	/s/ Joseph T. Donnalley
Name: Joseph T. Donnalley In his capacity as officer for each aforenamed Guarantor as set forth opposite such Guarantor on Schedule I attached hereto

[SIGNATURE PAGE TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as U.S. Lender, Issuing Bank, Administrative Agent, Joint Collateral Agent, U.S. Swingline Lender, Chase Open Account Agent and Chase Open Account Bank
By	/s/ Susanna Profis
	Name:	Susanna Profis
	Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Lender, Issuing Bank, Canadian Administrative Agent, Canadian Swingline Lender and Chase Open Account Bank
By	/s/ Dan Howat
	Name:	Dan Howat
	Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender and Joint Collateral Agent
By	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO CREDIT AGREEMENT]

CITIBANK, N.A., as Lender and Syndication Agent
By	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Lender and Documentation Agent
By	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Canadian Lender
By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender, Issuing Bank and Documentation Agent
By	/s/ Irene Rosen Marks
	Name:	Irene Rosen Marks
	Title:	Managing Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SUNTRUST BANK, as Lender and Documentation Agent
By	/s/ William L Otott Jr.
	Name:	William L Otott Jr.
	Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

CIT BANK, as Lender
By	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

[SIGNATURE PAGE TO CREDIT AGREEMENT]

PNC BANK, as Lender
By	/s/ Diane M. Shaak
	Name:	Diane M. Shaak
	Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION, as Lender
By	/s/ Jeffrey S. Gruender
	Name:	Jeffrey S. Gruender
	Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

CAPITAL ONE LEVERAGE FINANCE CORP., as Lender
By	/s/ Paul Dellova
	Name:	Paul Dellova
	Title:	SVP & Manager - Syndicated Bank Loans

[SIGNATURE PAGE TO CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[SIGNATURE PAGE TO CREDIT AGREEMENT]

COMMITMENT SCHEDULE

	U.S.		Canadian	Revolving
U.S. Lender	Commitment	Canadian Lender	Commitment	Commitment
JPMorgan Chase Bank, N.A.	$90,000,000	JPMorgan Chase Bank, N.A., Toronto Branch	$4,972,376	$90,000,000
Citibank, N.A.	$90,000,000		$4,972,376	$90,000,000
Bank of America, N.A.	$87,500,000	Bank of America, N.A. (acting through its Canada Branch)	$4,834,254	$87,500,000
Wachovia Bank, National Association	$87,500,000		$4,834,254	$87,500,000
SunTrust Bank	$87,500,000		$0	$87,500,000
General Electric Capital Corporation	$87,500,000		$4,834,254	$87,500,000
CIT Bank	$45,000,000		$0	$45,000,000
PNC Bank, National Association	$25,000,000		$0	$25,000,000
US Bank National Association	$25,000,000		$0	$25,000,000
Capital One Leverage Finance Corp.	$15,000,000		$0	$15,000,000
Goldman Sachs Lending Partners LLC	$10,000,000		$552,486	$10,000,000
Total	$650,000,000		$25,000,000	$650,000,000

1

SCHEDULE I

FINANCIAL OFFICER
BORROWER/LOAN GUARANTOR	NAME & TITLE
JONES APPAREL GROUP USA, INC.	Joseph Donnalley
Treasurer

JONES APPAREL GROUP, INC.	Joseph Donnalley
Treasurer and Senior Vice
President, Corporate
Taxation and Risk
Management

JONES APPAREL GROUP HOLDINGS, INC.	Joseph Donnalley
Treasurer

JONES RETAIL CORPORATION	Joseph Donnalley
Vice President and
Treasurer

NINE WEST FOOTWEAR CORPORATION	Joseph Donnalley
Treasurer

ENERGIE KNITWEAR, INC.	Tami Fersko
Vice President and
Treasurer

JONES INVESTMENT CO. INC.	Joseph Donnalley
Vice President/Finance,
Treasurer and Assistant
Secretary

JONES JEANSWEAR GROUP, INC.	Tami Fersko
Vice President and
Treasurer

L.E.I. GROUP, INC.	Tami Fersko
Vice President and
Treasurer

NINE WEST DEVELOPMENT CORPORATION	Joseph Donnalley
Vice President/Finance,
Treasurer and Assistant
Secretary

FINANCIAL OFFICER
BORROWER/LOAN GUARANTOR	NAME & TITLE
VICTORIA + CO LTD.	Thomas Murray
Senior Executive Vice
President, Chief Financial
Officer, Treasurer and
Secretary

APPAREL TESTING SERVICES, INC.	Joseph Donnalley
Treasurer and Assistant
Secretary

JONES DISTRIBUTION CORPORATION	Joseph Donnalley
Vice President & Treasurer

JONES MANAGEMENT SERVICE COMPANY	Joseph Donnalley
Vice President/Finance
Treasurer and Assistant
Secretary

JONES HOLDING, INC.	Joseph Donnalley
Vice President and Treasurer

Schedule 2.06(1)
Existing Letters of Credit

Imports Outstanding Liability: By Bank Reference	12 May 2009

Jones Apparel AKA Norton McNaughton of S	12:31 PM

				Issue	Expiry	Outstanding	Outstanding
Norton Reference	Bank Reference	Beneficiary Name	Beneficiary Country	Date	Date	LiabilityAmount	Liability USD
DOJI00014060LEI	TD605500139330-8	TAIWAN JULONG CO., LTD.	TAIWAN	07 Jan 2009	18 May 2009	1,694,328.86 USD	1,694,328.86
DOJI00024061LEI	TD605500139331-9	EZ. CO., LTD.	TAIWAN	07 Jan 2009	04 May 2009	75,139.29 USD	75,139.29
DOJIME0010MEGFBM	TD605500139347-9	MEGA TEXTILE S.A.E.	EGYPT	15 Jan 2009	29 Apr 2009	167,907.60 USD	167,907.60
DOJI00084080EN	TD605500139353-9	HAIYANG/QINGHONG/GARMENT CO., LTD.	CHINA	22 Jan 2009	15 Jun 2009	58,305.60 USD	58,305.60
DOJI00104090EN	TD605500139356-9	CHINA BLOOM ASIA LTD	HONG KONG	29 Jan 2009	04 May 2009	40,165.39 USD	40,165.39
DOJI00114091EN	TD605500139357-9	PROFIT UP GARMENT LTD	HONG KONG	29 Jan 2009	04 May 2009	19,196.84 USD	19,196.84

Selection Criteria:						Grand Total:	2,055,043.58

Page 1 of 1	ILCLIBBK.RPT

Outstanding Report — Import LC	Report as of 11-May-09

Customer	Total Items	Total Amount (USD Eqv)
JONES APPAREL GROUP USA, INC	1	7,080.24

	1	7,080.24
JONES APPAREL GROUP USA, INC
Total Items: 1
Total Outstanding Amount (USD Equivalent) : 7,080.24

CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
TD605500139336-9	DOJIME0002MAG291	USD	7,080.24	7,080.24	15-Jan-09	21-Mar-09	0	MAGSONS EXPORTS	lNDIA

May 12, 2009

JONES APPAREL GROUP USA INC

Letters of Credit Outstanding

By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest			Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr	Outstanding	USD Equivalent

JONES APPAREL GROUP CANADA INC.

I1HI-525002	0093JG90443	TRIPLE A APPAREL LTD.	04/06/09	04/30/09		USD	12,782.70	12,782.70

I1HI-525003	0094JG90457	LUNG KAE GARMENT CO	04/06/09	05/15/09		USD	10,567.31	10,567.31

I1HI-525004	0095JG90456	DO DO FASHION LTD	04/06/09	05/04/09		USD	12,354.88	12,354.88

I1HI-525054	0096TRICH174	TRISTATE TRADING LIMITED-MAC COM	04/08/09	05/16/09		USD	1,288.47	1,288.47

I1HI-525055	0097YY0902	HONGKONG ORIENTAL YEYANG INTL LTD	04/08/09	06/16/09		USD	358,751.99	358,751.99

I1HI-525192	099TRIVN143	TRISTATE TRADING LIMITED-MACAO COM	04/15/09	05/16/09		USD	23,803.58	23,803.58

I1HI-525336	0104JG90484	TAl KEI KNITTERS LTD.	04/29/09	06/03/09		USD	64,340.26	64,340.26

I1HI-525338	0102TRIVN144	TRISTATE TRADING LIMITED-MACAO COM	04/23/09	05/16/09		USD	25,859.34	25,859.34

I1HI-525340	0101JG90465	LUNG KAE GARMENT CO	04/23/09	05/30/09		USD	17,365.11	17,365.11

I1HI-525557	0107TRICH175	TRISTATE TRADING LIMITED-MACAO COM	04/30/09	05/22/09		USD	36,134.99	36,134.99

I1HI-525606	0110JG90483	PAK TAK KNITTING AND GARMENT	05/01/09	06/03/09		USD	44,999.05	44,999.05

I1HI-525607	0111JG90482	UNITEX FASHION (KNITWEAR) LIMITED	05/01/09	06/03/09		USD	21,433.04	21,433.04

I1HI-525613	0113JK90475	YEE TUNG GARMENT COMPANY LTD	05/07/09	06/17/09		USD	16,501.57	16,501.57

I1HI-525694	0116JK90499	FORTUNE MINT LIMITED	05/06/09	06/17/09		USD	33,926.26	33,926.26

I1HI-525695	0117LCPW00002	CHINAMINE TRADING LTD	05/07/09	06/06/09		USD	47,180.07	47,180.07

I1HI-525699	0119HF00809	HIGH FASHION GARMENTS CO. LTD.	05/11/09	07/03/09		USD	45,905.09	45,905.09

I1HI-525780	01209F5601C	SEJEE COMPANY LTD.	05/11/09	06/15/09		USD	14,625.87	14,625.87

I1HI-525782	0122JG90494	YEE TUNG GARMENT COMPANY LTD	05/11/09	06/20/09		USD	26,757.24	26,757.24

I1HI-525783	0123JG90504	RGM GARMENT CO., LTD.	05/11/09	06/13/09		USD	16,013.28	16,013.28

I1HI-525784	0124JG90480	FORNTON KNITTING CO LTD	05/11/09	06/24/09		USD	22,048.59	22,048.59

I1HI-525785	0125JK90512	FORTUNE MINT LIMITED	05/11/09	06/24/09		USD	28,165.13	28,165.13

I1HI-525786	0126JG90485	FASTWELL KNITWEAR MANUFACTURING	05/11/09	06/03/09		USD	10,503.99	10,503.99

I1HI-525787	0127JG90490	TAl KEI KNITTERS LTD	05/11/09	06/20/09		USD	64,470.38	64,470.38

Trade Channel	Date Format: MM/DD/YY	Page 1 of 6

May 12, 2009

JONES APPAREL GROUP USA INC

Letters of Credit Outstanding

By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest			Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr	Outstanding	USD Equivalent

I1HI-574469	0060JG90161	TRIPLE A APPAREL LTD.	01/27/09	05/20/09		USD	20,048.90	20,048.90

I1HI-575329	0074HF00409	HIGH FASHION GARMENTS CO. LTD.	03/18/09	05/09/09		USD	10,292.52	10,292.52

I1HI-575330	0073HF00309	HIGH FASHION GARMENTS CO. LTD.	03/16/09	05/15/09		USD	4,583.23	4,583.23

I1HI-575416	0080JK90426	WINNER WAY INDUSTRIAL LTD.	03/18/09	04/29/09		USD	1,493.09	1,493.09

I1HI-575429	0081JG90427	JAZZING KNITTING CO., LTD	03/18/09	04/29/09		USD	11,562.43	11,562.43

I1HI-575497	00859S563740	SEJEE COMPANY LTD.	03/20/09	05/05/09		USD	524.57	524.57

I1HI-575654	0089HF00409A	HIGH FASHION GARMENTS CO. LTD.	03/27/09	05/15/09		USD	17,765.72	17,765.72

I1HI-575779	0091LCIJ01	INJAE TRADING COMPANY	04/02/09	05/28/09		USD	1,941.01	1,941.01

IITI-525173	0098EPIC696C	EPIC DESIGNERS VIETNAM LTD.	04/15/09	06/07/09		USD	67,538.99	67,538.99

IITI-525195	0100JG90449	BURl CO., LTD	04/16/09	07/11/09		USD	15,442.11	15,442.11

IITI-525337	0105JG90481	TONGLU PUDE GARMENTS CO	04/30/09	06/03/09		USD	17,029.52	17,029.52

IITI-525556	0106JK90477	NANTONG ZHONG YING FASHION PRODUCT	04/30/09	07/14/09		USD	22,540.33	22,540.33

IITI-525564	0108KT042209	KEN TRADING	05/01/09	06/14/09		USD	20,690.67	20,690.67

IITI-525565	0109JG90473	BURl CO., LTD	05/01/09	07/03/09		USD	21,785.91	21,785.91

IITI-525612	0112JG90495	L AND A GROUP OF COMPANIES LTD	05/01/09	06/13/09		USD	544,567.55	544,567.55

IITI-525690	0114JG90496	JIANGSU ZHONGJIN INVESTING DEV CO	05/07/09	06/12/09		USD	25,206.15	25,206.15

IITI-525691	0115JG90497	JIANGSU ZHONGJIN INVESTING DEV CO	05/07/09	06/09/09		USD	12,439.69	12,439.69

IITI-525698	0118EPIC718C	EPIC DESIGNERS VIETNAM LTD.	05/07/09	07/16/09		USD	55,085.29	55,085.29

IITI-525788	0128JG90495	L AND A GROUP OF COMPANIES LTD	05/11/09	06/20/09		USD	681,321.81	681,321.81

IITI-574370	0051JG90064	NANTONG ZHONG YING FASHION PRODUCT	01/21/09	03/05/09		USD	7,844.15	7,844.15

IITI-575376	0079AG17ASU09	APPAREL MERCHANDISING CO.,	03/16/09	05/07/09		USD	36,436.53	36,436.53

IITI-575498	0086AKSO310	HYUNJIN APPAREL CO. LTD.	03/20/09	04/26/09		USD	26,909.02	26,909.02

IITI-575754	0090EPIC703C	EPIC DESIGNERS VIETNAM LTD.	04/02/09	05/13/09		USD	903.82	903.82

Trade Channel	Date Format: MM/DD/YY	Page 2 of 6

May 12, 2009

JONES APPAREL GROUP USA INC

Letters of Credit Outstanding

By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest			Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr	Outstanding	USD Equivalent

IITI-575780	0092JG90381	SUY CO LTD	04/02/09	04/29/09		USD	12,877.20	12,877.20

TITI-573554	0673YM1204C	HYUNJIN APPAREL CO. LTD.	12/12/08	05/11/09		USD	47,443.66	47,443.66
							USD Total:	2,640,052.06
Jones Jeanswear Group, Inc.

I1HI-525250	0115MELC115	GLORY ON INTERNATIONAL LTD.	04/20/09	07/05/09		USD	30,894.95	30,894.95

I1HI-525297	01194168LEI	CHINA BLOOM ASIA LTD	04/22/09	05/26/09		USD	582,384.66	582,384.66

I1HI-525789	01234177LEI	PROFIT UP GARMENT LTD	05/11/09	06/23/09		USD	1,747,547.77	1,747,547.77

I1HI-574476	00414085LEI	FORTUNELY INTERNATIONAL LTD	01/29/09	05/11/09		USD	29,028.95	29,028.95

I1HI-574478	00434095LEI	GARTEX KNITTING FACTORY LTD	01/27/09	05/25/09		USD	981,176.27	981,176.27

I1HI-574500	00874127EN	GRANDBLESS HK LTD	03/05/09	05/18/09		USD	66,661.51	66,661.51

I1HI-574541	00474096LEI	WORLD GRACE HONG KONG LIMITED	01/30/09	05/22/09		USD	1,349,188.20	1,349,188.20

I1HI-574542	00484097LEI	FLOURISHING INTERNATIONAL TRADING	01/30/09	05/25/09		USD	1,245,862.08	1,245,862.08

I1HI-574662	00634081EN	WORLD GRACE HONG KONG LIMITED	02/09/09	06/26/09		USD	265,816.51	265,816.51

I1HI-574663	00644099EN	GARTEX KNITTING FACTORY LTD	02/09/09	06/30/09		USD	996,459.80	996,459.80

I1HI-574805	00744108EN	PROFIT UP GARMENT LTD	02/17/09	09/07/09		USD	1,396,657.93	1,396,657.93

I1HI-574806	00754118EN	WORLD GRACE HONG KONG LIMITED	02/17/09	07/13/09		USD	147,884.88	147,884.88

I1HI-574871	00764119EN	GLOBAL SOURCING LIMITED	02/19/09	06/23/09		USD	149,415.28	149,415.28

I1HI-574872	00774111EN	GRANDBLESS HK LTD	02/18/09	05/11/09		USD	12,454.94	12,454.94

I1HI-574874	00794110EN	CHINA BLOOM ASIA LTD	02/19/09	09/07/09		USD	2,327,131.17	2,327,131.17

I1HI-574877	00804109EN	PROFIT UP GARMENT LTD	02/19/09	07/21/09		USD	2,326,320.81	2,326,320.81

I1HI-574878	00814112EN	PROFIT COME GARMENT LTD	02/19/09	07/13/09		USD	114,167.29	114,167.29

I1HI-574879	00824115EN	GARTEX KNITTING FACTORY LTD	02/19/09	07/07/09		USD	434,003.70	434,003.70

I1HI-574880	00834116EN	MORE UNION CO LTD	02/19/09	07/06/09		USD	315,885.90	315,885.90

I1HI-575235	00894132EN	KEEN LOYAL LTD	03/09/09	07/10/09		USD	194,094.80	194,094.80

Trade Channel	Date Format: MM/DD/YY	Page 3 of 6

May 12, 2009

JONES APPAREL GROUP USA INC

Letters of Credit Outstanding

By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest			Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr	Outstanding	USD Equivalent

I1HI-575236	00904130LEI	CASUAL TIME LTD	03/09/09	05/26/09		USD	702,924.28	702,924.28

I1HI-575249	00914131EN	CASUAL TIME LTD	03/09/09	07/13/09	06/28/09	USD	170,978.48	170,978.48

I1HI-575415	00954135LEI	GARTEX KNITTING FACTORY LTD	03/17/09	05/18/09		USD	765,026.46	765,026.46

I1HI-575434	00984107EN	MAU WING INDUSTRIAL LIMITED	03/20/09	07/15/09		USD	127,010.12	127,010.12

I1HI-575679	01064148LEI	KEEN LOYAL LTD	04/01/09	07/10/09		USD	2,133,293.68	2,133,293.68

IITI-525005	01094147EN	ORCHID SWEATER LIMITED	04/06/09	06/13/09		USD	64,469.76	64,469.76

IITI-525090	0110MESTX0032	PT SRI REJEKI ISMAN	04/09/09	05/10/09		USD	12,653.55	12,653.55

IITI-525172	0112GV1	JEANS PLUS LIMITED	04/13/09	06/15/09		USD	61,096.14	61,096.14

IITI-525193	0113MEKINGS41009	KINGS APPAREL INDUSTRIES (PVT) LTD	04/15/09	05/15/09		USD	21,807.45	21,807.45

IITI-525194	0114AMAJONESLEI0409	ALI MURTAZA ASSOCIATES (PVT) LTD	04/15/09	06/04/09		USD	21,523.32	21,523.32

IITI-525251	0116GV1	SILVER ENTERPRISES CO., LTD	04/16/09	06/14/09		USD	48,414.87	48,414.87

IITI-525296	01174164EN	DENG LOONG INDUSTRIAL CO LTD	04/20/09	07/15/09		USD	38,059.53	38,059.53

IITI-525339	0120GV1	NISHAT APPAREL LTD	04/24/09	05/13/09		USD	298,416.51	298,416.51

IITI-525341	0118GV1	JEANS PLUS LIMITED	04/21/09	07/15/09		USD	681,312.30	681,312.30

IITI-525608	01214170EN	YU JIAN INDUSTRY CO LTD	05/01/09	07/30/09		USD	157,444.77	157,444.77

IITI-525609	0122GV1	WELSON TRADING LIMITED	05/01/09	08/20/09		USD	422,887.19	422,887.19

IITI-525796	0124GV1	CLASSIC FASHION APPAREL	05/11/09	07/03/09		USD	1,550,621.60	1,550,621.60

IITI-574363	0036GV1	M/S RAJBY INDUSTRIES	01/21/09	03/18/09		USD	73,284.62	73,284.62

IITI-574479	0044GV1	PT SAINATH INDUSTRIES	01/27/09	03/10/09		USD	75,832.29	75,832.29

IITI-574558	0054GV1	IVORY GARMENTS FACTORY LLC	02/03/09	03/13/09		USD	18,573.29	18,573.29

IITI-574625	0058GV1	THIRD DIMENSION APPAREL LLC	02/04/09	05/29/09		USD	125,778.79	125,778.79

IITI-574626	0059GV1	AFRICA APPARELS EPZ LTD	02/05/09	03/03/09		USD	513,498.13	513,498.13

IITI-574661	00624094EN	HAIYANG MINHE GARMENTS CO LTD	02/09/09	08/14/09		USD	158,495.99	158,495.99

IITI-574664	0065LEIB07217	CHERRY GROUP CO., LTD	02/13/09	04/01/09		USD	30,526.14	30,526.14

Trade Channel	Date Format: MM/DD/YY	Page 4 of 6

May 12, 2009

JONES APPAREL GROUP USA INC
Letters of Credit Outstanding
By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest			Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr	Outstanding	USD Equivalent
IITI-574799	0068GV1	PEARL GLOBAL LIMITED	02/17/09	05/16/09		USD	65,566.87	65,566.87

IITI-574800	0069GV1	PEARL GLOBAL LIMITED	02/17/09	05/16/09		USD	7,935.72	7,935.72

IITI-574802	0071GV1	MUSTAFA AND KAMAL ASHRAF TRADING	02/17/09	05/01/09		USD	50,844.84	50,844.84

IITI-574804	00734081EN	PRODUCT DEVELOPMENT	02/18/09	04/06/09		USD	24,790.95	24,790.95

IITI-574873	00784100LEI	TAIWAN JULONG CO LTD	02/19/09	06/15/09		USD	995,874.93	995,874.93

IITI-575250	00924124EN	E.Z. CO. LTD	03/09/09	05/15/09		USD	114,819.88	114,819.88

IITI-575377	0093GV1	AFRICA APPARELS EPZ LTD	03/17/09	04/30/09		USD	241,363.00	241,363.00

IITI-575378	0094GV1	AFRICA APPARELS EPZ LTD	03/17/09	06/20/09		USD	213,970.68	213,970.68

IITI-575499	0096LC031609AA	AFRICA APPARELS EPZ LTD	03/20/09	06/16/09		USD	350,464.91	350,464.91

IITI-575500	00974093EN	ARPO GARMENT CO LTD	03/20/09	07/21/09		USD	314,186.64	314,186.64

IITI-575569	0099GV1	AFRICA APPARELS EPZ LTD	03/24/09	06/09/09		USD	951,039.01	951,039.01

IITI-575573	0101GV1	AFRICA APPARELS EPZ LTD	03/24/09	06/20/09		USD	119,309.90	119,309.90

IITI-575648	0102GV1	AFRICA APPARELS EPZ LTD	03/26/09	06/02/09		USD	116,109.00	116,109.00

IITI-575651	0103GV1	AFRICA APPARELS EPZ LTD	03/26/09	06/09/09		USD	673,815.98	673,815.98

IITI-575652	01044144EN	SPECIAL INTERNATIONAL CO LTD	03/27/09	05/25/09		USD	34,383.36	34,383.36

IITI-575653	01054113EN	CONCEPT CLOTHING	03/30/09	05/12/09		USD	61,849.44	61,849.44

IITI-575680	01074146EN	HAIYANG QINGHONG GARMENT CO LTD	04/02/09	09/14/09		USD	1,269,072.48	1,269,072.48

IITI-575753	01084114EN	MA’AM ARTS	04/02/09	05/05/09		USD	39,552.00	39,552.00

TITI-573368	05752CLASSIC121	CLASSIC FASHION APPAREL	12/10/08	05/08/09		USD	50,366.86	50,366.86

TITI-573570	05824056NW	SHINWON CORP	12/15/08	03/30/09		USD	30,588.35	30,588.35

TITI-573674	0605LC131208AA	AFRICA APPARELS EPZ LTD	01/07/09	06/16/09		USD	1,956,904.76	1,956,904.76
							USD Total:	30,669,776.22

						USD Grand Total:		33,309,828.28

Trade Channel	Date Format: MM/DD/YY	Page 5 of 6

May 12, 2009

JONES APPAREL GROUP USA INC
Letters of Credit Outstanding
By Applicant and Bank Reference Number

Reference Numbers
JP Morgan	JONESAPP		Open	Expiry	Latest				Outstanding
Reference	Reference	Beneficiary Name	Date	Date	Ship Date	Curr		Outstanding	USD Equivalent

Trade Channel							Date Format: MM/DD/YY		Page 6 of 6

CitiDirect® Online Banking
Outstanding Import Letters of Credit by Exporter Country

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount	Credit Tolerance+/-%	Liability Amount
HONG KONG

5818555760	HONGKONG ORIENTAL YEYANG	Sight	11/24/2008	4,800,000.00 USD	5/5
1056YY0901	HONG KONG		10/15/2009	4,800,000.00 USD		5,040,000.00 USD

5819554811	HENFIELD ENTERPRISES LIMITED.	Sight	02/24/2009	176,002.75 USD	5/5
0145JK90234	HONG KONG		04/30/2009	34,322.50 USD		43,122.64 USD

5819554817	JAZZING KNITTING CO., LTD	Sight	02/26/2009	33,151.75 USD	5/5
0151JG90123	HONG KONG		05/06/2009	81.67 USD		1,739.26 USD

5819554818	METRO LEGEND LTD	Sight	02/27/2009	139,968.48 USD	5/5
0152JK90375	HONG KONG		05/04/2009	0.00 USD		3,514.20 USD

5819554821	TAl KEI KNITTERS LTD.	Sight	02/27/2009	41,338.70 USD	5/5
0155JG90122REV2	HONG KONG		05/06/2009	1,454.87 USD		3,521.81 USD

5819554825	WINNER WAY INDUSTRIAL LTD ..,	Sight	03/02/2009	15,734.09 USD	5/5
0159JK90216	HONG KONG		04/29/2009	0.00 USD		329.14 USD

5819554828	UNIFORM KNITTERS LIMITED	Sight	03/02/2009	10,030.00 USD	5/5
0162JK90233	HONG KONG		04/30/2009	10,030.00 USD		10,531.50 USD

5819554830	LAI KO KNITTING FACTORY LIMITED	Sight	03/18/2009	10,578.65 USD	5/5
0164JG90124	HONG KONG		05/06/2009	0.00 USD		406.03 USD

5819554831	FORNTON KNITTING CO LTD..	Sight	03/18/2009	51,553.50 USD	5/5
0165JG90127	HONG KONG		05/06/2009	0.00 USD		1,284.88 USD

5819554832	FASTWELL KNITWEAR MANUFACTURING	Sight	03/24/2009	29,250.00 USD	5/5
0166JG83537	HONG KONG		05/06/2009	0.00 USD		1,462.50 USD

5819554833	TRIPLE A APPAREL LIMITED	Sight	03/24/2009	73,855.00 USD	5/5
0167JG90382	HONG KONG		05/07/2009	73,855.00 USD		77,547.75 USD

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	1 of 6

Outstanding Import Letters of Credit by Exporter Country

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date			Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date			Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5819554834	LAI KO KNITTING FACTORY LIMITED	Sight	04/01/2009			41,818.60 USD	5/5
0168JK90215	HONG KONG		05/13/2009			41,818.60 USD		0.00 USD

		Count / Total Outstanding Amount		12		4,961,562.64 USD

		Total Liability Amount						5,183,459.71 USD

		Count for HONG KONG			12

INDIA

5819554835	M.M. EXPORTS (INDIA)	Sight	04/01/2009			21,194.78 USD	5/5
0169PI412	INDIA		05/13/2009			21,194.78 USD		22,254.52 USD

		Count / Total Outstanding Amount		1		21,194.78 USD

		Total Liability Amount						22,254.52 USD

		Count for INDIA			1

PEOPLE’S REPUBLIC OF CHINA

5819554827	JIANGSU ZHONGJIN INVESTING DEV CO	Sight	03/02/2009			29,400.00 USD	5/5
0161JG90383	PEOPLE’S REPUBLIC OF CHINA		04/30/2009			29,400.00 USD		30,870.00 USD

5819554836	NINGBO FANHUA IMP AND EXP CO LTD	Sight	04/15/2009			283,326.56 USD	5/5
0170JK90368	PEOPLE’S REPUBLIC OF CHINA		06/02/2009			283,326.56 USD		297,492.89 USD

		Count / Total Outstanding Amount		2		312,726.56 USD

		Total Liability Amount						328,362.89 USD

		Count for PEOPLE’S REPUBLIC OF CHINA			2

REPUBLIC OF KOREA

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	2 of 6

Outstanding Import Letters of Credit by Exporter Country

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date			Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date			Outstanding Amount	Credit Tolerance+/-%	Liability Amount
5818555902	SEOHAP CO. LTD.	Sight	12/15/2008			18,175.10 USD	5/5
1189KDS1209	REPUBLIC OF KOREA		05/09/2009			15,235.50 USD		16,893.41 USD

5819554800	SAMKWANG APPAREL CORP..	Sight	02/16/2009			37,421.10 USD	5/5
0135SK0209B	REPUBLIC OF KOREA		04/30/2009			185.38 USD		2,056.44 USD

5819554807	POONG IN TRADING CO., LTD.. 19F ACE	Sight	02/19/2009			17,237.60 USD	5/5
0141PI0209	REPUBLIC OF KOREA		04/30/2009			17,237.60 USD		18,099.48 USD

5819554826	SUY CO., LTD.	Sight	03/02/2009			105,120.00 USD	5/5
0160JG90379	REPUBLIC OF KOREA		04/29/2009			105,120.00 USD		110,376.00 USD

5819554829	HONGS INTERNATIONAL LIMITED	Sight	03/02/2009			10,019.87 USD	5/5
0163HS0209B	REPUBLIC OF KOREA		04/30/2009			0.00 USD		500.99 USD

		Count / Total Outstanding Amount		5		137,778.48 USD

		Total Liability Amount						147,926.32 USD

		Count for REPUBLIC OF KOREA			5

THAILAND

5819554824	THAI GARMENT EXPORT CO., LTD	Sight	03/02/2009			56,854.00 USD	5/5
0158JK90405	THAILAND		05/02/2009			13,964.60 USD		16,807.30 USD

		Count / Total Outstanding Amount		1		13,964.60 USD

		Total Liability Amount						16,807.30 USD

		Count for THAILAND			1

UNITED STATES OF AMERICA

5819086512	UTI USA, INC	Sight	03/27/2009			11,210.74 USD
5818556075	UNITED STATES OF AMERICA		03/23/2010			11,210.74 USD		11,210.74 USD

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	3 of 6

Outstanding Import Letters of Credit by Exporter Country

Customer ID	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

LC Reference	Exporter Name	Tenor Type	Issuance Date			Original Amount
Importer Reference	Exporter Country	Tenor Terms	Expiry Date			Outstanding Amount	Credit Tolerance+/-%	Liability Amount
		Count / Total Outstanding Amount		1		11,210.74 USD

		Total Liability Amount						11,210.74 USD

		Count for UNITED STATES OF AMERICA			1

		Count for 949148			22

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	4 of 6

Outstanding Import Letters of Credit by Exporter Country

Count for All Customer IDs		22

Total Outstanding Amount	USD		5,458,437.80 USD

Total Liability Amount	USD		5,710,021.48 USD

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	5 of 6

Outstanding Import Letters of Credit by Exporter Country

SELECTION CRITERIA
Customer ID	949148	712
Group By	Exporter Country
User	MARK	SANTANGELO
Share	Private
Format	Adobe (PDF)
Favorite	Yes

Report Date 05/12/2009 08:28:23 (EDT)	Unsaved Outstanding Import Letters of Credit	6 of 6

Wachovia Bank, N.A.	Page: 1
Outstanding Summary Report
For Applicant: JONES APPAREL GROUP USA INC.	Date: 05/11/2009
Applicant Name: JONES APPAREL GROUP USA INC — STBY

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
SM204355	SM204355	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY	US	07/31/2003	07/01/2009	3,000,000.00 USD
SM210022	SM210022	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		09/15/2004	07/01/2009	2,500,000.00 USD
SM220915	SM220915	USA	SBLC	RREEF AMERICA REIT II CORP.	US	07/13/2006	09/30/2009	28,000.00 USD
SM228205	SM228205	USA	SBLC	SAFECO INSURANCE COMPANY OF AMERICA	US	10/10/2007	10/09/2009	5,300,000.00 USD
SM411647	SM411647	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY	US	02/02/2000	07/01/2009	200,000.00 USD
SM414948	SM414948	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		11/20/2000	06/01/2010	2,200,000.00 USD
SM417227	SM417227	USA	SBLC	H. ROSS/525 L.L.C. & E.ROSS/525LLC	US	06/15/2001	05/31/2010	123,200.00 USD
SM417889	SM417889	USA	SBLC	HARTFORD FIRE INSURANCE COMPANY		08/17/2001	07/01/2009	1,700,000.00 USD
						Appl Name Total:		15,051,200.00
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC676021H	0070JG90171	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	01/28/2009	05/05/2009	3,021.80 USD
IC676067H	0094JG90159	HNK	IMLC	TRIPLE A APPAREL LIMITED	HK	01/29/2009	05/14/2009	404,486.77 USD
IC676256H	0127JG90298	HNK	IMLC	JIANGSU ARTS AND CRAFTS CORPORATION	CN	02/13/2009	04/30/2009	1,880.93 USD
IC676507H	0139JG90372	HNK	IMLC	RGM GARMENT COMPANY LTD	HK	02/20/2009	06/01/2009	20,263.98 USD
IC676561H	0159JK90235	HNK	IMLC	HENFIELD ENTERPRISES LIMITED	HK	02/23/2009	04/30/2009	5,893.13 USD
IC676571H	0164JG90384	HNK	IMLC	JIANGSU ZHONGJIN INVESTING DEV CO	CN	02/23/2009	04/30/2009	6,363.10 USD
IC676577H	0170JG90295	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	02/23/2009	04/29/2009	163,082.85 USD
IC676591H	0174JG90330	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	02/24/2009	04/29/2009	107,845.88 USD
IC676602H	0178JG90307	HNK	IMLC	FORNTON KNITTING CO., LTD.	HK	02/24/2009	05/06/2009	111,641.75 USD
IC676603H	0186JG90231	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	02/24/2009	04/29/2009	11,101.03 USD
IC676718H	0202JG90312	HNK	IMLC	FORTUNE MINT LIMITED	HK	02/25/2009	04/29/2009	110,064.85 USD
IC676720H	0204JG90315	HNK	IMLC	FORTUNE MINT LIMITED	HK	02/25/2009	04/29/2009	11,447.92 USD
IC676722H	0205JG90297	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	02/25/2009	04/29/2009	11,373.68 USD
IC676726H	0207JG90293	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	02/25/2009	04/29/2009	97,891.49 USD
IC676739H	0210JG90374	HNK	IMLC	TY FASHION INTERNATIONAL CO., LTD	TW	02/27/2009	04/30/2009	16,929.56 USD
IC676748H	0214AG180SU09	HNK	IMLC	ORIENT CRAFT LIMITED	IN	02/26/2009	05/07/2009	8,883.20 USD
IC676787H	0223JK90281	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LTD	CN	03/02/2009	05/15/2009	32,973.87 USD

Wachovia Bank, N.A.	Page: 2
Outstanding Summary Report
For Applicant: JONES APPAREL GROUP USA INC.	Date: 05/11/2009
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC676788H	0224JK90282	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LT	CN	03/02/2009	05/15/2009	115,980.71 USD
IC676805H	0231SH0213	HNK	IMLC	SEOHAP CO., LTD	KR	03/02/2009	05/09/2009	70,264.70 USD
IC676806H	0232AG19OSU09	HNK	IMLC	ORIENT CRAFT LIMITED	IN	03/02/2009	05/14/2009	74,221.86 USD
IC676810H	0233AG16ASU09	HNK	IMLC	APPAREL MERCHANDISING CO.,	IN	03/02/2009	05/07/2009	181,570.87 USD
IC676845H	0236JG90394	HNK	IMLC	DO DO FASHION LTD.	HK	03/02/2009	05/04/2009	5,997.20 USD
IC676849H	0237JG90395	HNK	IMLC	DO DO FASHION LTD.	HK	03/02/2009	05/04/2009	5,587.76 USD
IC676857H	0244JG90369	HNK	IMLC	JAZZING KNITTING CO. LTD.	HK	03/05/2009	04/29/2009	81,325.06 USD
IC676858H	0245JG90288	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/02/2009	04/29/2009	30,293.22 USD
IC676859H	0246JG90316	HNK	IMLC	KATTIE FASHION (HONG KONG) LIMITED	HK	03/02/2009	04/29/2009	112,366.09 USD
IC676861H	0247JG90246	HNK	IMLC	CHERRY GROUP CO LTD	CN	03/02/2009	04/29/2009	29,655.11 USD
IC676862H	0248JG90294	HNK	IMLC	TAl KEI KNITTERS LIMITED	HK	03/02/2009	04/29/2009	19,395.43 USD
IC676863H	0249JG90287	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/02/2009	04/29/2009	323,947.05 USD
IC676864H	0250JG90245	HNK	IMLC	CHERRY GROUP CO LTD	CN	03/02/2009	05/02/2009	12,424.17 USD
IC676865H	025lJG90327	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	03/02/2009	04/29/2009	2,134.81 USD
IC676867H	0252JG90328	HNK	IMLC	PAK TAK KNITTING AND GARMENT FTY	HK	03/02/2009	04/29/2009	52,021.35 USD
IC676868H	0253JG90329	HNK	IMLC	CHERRY GROUP CO LTD	CN	03/02/2009	04/29/2009	1,768.43 USD
IC676869H	0254JG90286	HNK	IMLC	TAl KEI KNITTERS LIMITED	HK	03/02/2009	04/29/2009	15,042.30 USD
IC676870H	0255JG90292	HNK	IMLC	WINNER WAY INDUSTRIAL LTD.	HK	03/02/2009	04/29/2009	16,011.45 USD
IC676871H	0256JG90207	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	03/02/2009	04/29/2009	12,337.54 USD
IC676872H	0257JG90197	HNK	IMLC	FASTWELL KNITWEAR MANUFACTURING L	HK	03/02/2009	04/29/2009	22,042.65 USD
IC676873H	0258JG90326	HNK	IMLC	NANTONG ZHONG YING FASHION PROD LT	CN	03/02/2009	04/30/2009	16,765.81 USD
IC676874H	0259JG90256	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	03/02/2009	05/18/2009	39,180.09 USD
IC676882H	0260JG90255	HNK	IMLC	KING STAR GARMENT INTL CO., LTD.	TW	03/02/2009	05/11/2009	304,709.52 USD
IC676883H	0261YJ0211E	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	03/02/2009	04/30/2009	1,740.41 USD
IC676884H	0262YJ0211D	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	03/02/2009	04/30/2009	2,661.41 USD
IC677256H	0266YJ0211B	HNK	IMLC	SAMKWANG APPAREL CORP	KR	03/19/2009	04/30/2009	4,319.38 USD
IC677257H	0267YJ0212A	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	03/19/2009	04/30/2009	219,357.60 USD
IC677259H	0268YJ0211C	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	03/19/2009	04/30/2009	36,155.71 USD
IC677260H	0269MK0206F	HNK	IMLC	SAMKWANG APPAREL CORP	KR	03/19/2009	05/04/2009	894.72 USD
IC677261H	0270MK0206A	HNK	IMLC	SAMKWANG APPAREL CORP	KR	03/19/2009	04/29/2009	11,865.21 USD

Page: 3
Wachovia Bank, N.A.
Outstanding Summary Report	Date: 05/11/2009
For Applicant: JONES APPAREL GROUP USA INC.
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC677262H	0271MK0206C	HNK	IMLC	POONG IN TRADING CO., LTD	KR	03/19/2009	05/04/2009	72,202.11 USD
IC677264H	0272MK0206B	HNK	IMLC	HONGS INTERNATIONAL LTD.	KR	03/19/2009	04/30/2009	77,687.43 USD
IC677312H	0273YJ0212C	HNK	IMLC	SAMKWANG APPAREL CORP	KR	03/23/2009	05/07/2009	23,460.24 USD
IC677313H	0274JG90206	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/23/2009	05/06/2009	26,673.70 USD
IC677314H	0275JG90091	HNK	IMLC	SLITHER LTD.	HK	03/24/2009	05/04/2009	13,596.41 USD
IC677315H	0276JG90058	HNK	IMLC	ESQUEL ENTERPRISES LIMITED	HK	03/23/2009	05/04/2009	937.57 USD
IC677316H	0277JG90089	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/23/2009	05/04/2009	5,305.09 USD
IC677317H	0278JG90202	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/24/2009	05/06/2009	29,862.00 USD
IC677393H	0279JG90391	HNK	IMLC	UNIMIX EXPORTERS LTD	HK	03/27/2009	05/25/2009	33,235.79 USD
IC677453H	0280YJ0212B	HNK	IMLC	JUNG KWANG IND. CO., LTD.	KR	04/02/2009	05/15/2009	46,289.88 USD
IC677496H	0281JG90401	HNK	IMLC	CHINAMINE TRADING LTD.	HK	04/03/2009	05/16/2009	40,011.47 USD
IC677497H	0282JG90385	HNK	IMLC	JIANGSU ARTS AND CRAFTS CORPORATION	CN	04/03/2009	05/16/2009	122,427.34 USD
IC677705H	0283JG90376	HNK	IMLC	TRIPLE A APPAREL LIMITED	HK	04/16/2009	05/28/2009	14,617.89 USD

						Appl Name Total:		3,453,490.33
Applicant Name: JONES RETAIL CORPORATION

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
SM233625	SM233625	USA	SBLC	LONGCHAMP USA, INC.	US	12/23/2008	11/30/2009	550,000.00	USD
						Appl Name Total:		550,000.00

						Total:		19,054,690.33
BA/ACCPT Summary:

						Total:
*** END OF OUTSTANDING SUMMARY REPORT

Page: 1
Wachovia Bank, N.A.
Outstanding Summary Report	Date: 05/11/2009
For Applicant: NINE WEST
Applicant Name: NINE WEST GROUP INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
IC676772H	0031NWND017	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	02/26/2009	05/19/2009	9,559.35	USD
IC677122H	0036NWDP487	HNK	IMLC	GREAT SINO (HK) LIMITED	HK	03/12/2009	06/03/2009	35,046.00	USD
IC677123H	0037NWDP488	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	03/12/2009	06/03/2009	55,704.00	USD
IC677124H	0038NWDP489	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	03/12/2009	06/03/2009	88,132.80	USD
IC677706H	0039NWSP79	HNK	IMLC	WTL ENTERPRISE CO. LTD.	TW	04/16/2009	06/03/2009	4,200.00	USD
IC677847H	0041NWND019	HNK	IMLC	BARTER WORLDWIDE LTD.	HK	04/23/2009	06/05/2009	21,105.00	USD
IC677849H	0043NWDP490	HNK	IMLC	HONOUR SERVICES LTD.	TW	04/23/2009	07/08/2009	30,084.00	USD
IC678088H	044NWND021	HNK	IMLC	BARTER WORLDWIDE LTD.	HK	05/05/2009	06/17/2009	16,884.00	USD
IC678090H	0045NWND020	HNK	IMLC	BARTER WORLDWIDE LTD.	HK	05/05/2009	06/14/2009	4,221.00	USD

						Appl Name Total:		264,936.15

						Total:		264,936.15
BA/ACCPT Summary:

						Total:
*** END OF OUTSTANDING SUMMARY REPORT
OSTSMY.RDF

Schedule 3.05
Properties

PATENTS & PATENT APPLICATIONS

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
	Jones Investment Co. Inc.	D418,917*	7/27/1995	2/1/2000

COMBINATION JEANS FLY PORTION AND JEWELRY THEREFOR	Jones Investment Co. Inc.	D381,189*	07/27/1995	07/22/1997

COMBINED JEANS FLY AND WAIST BAND PORTIONS, AND JEWELRY THEREFOR	Jones Investment Co. Inc.	D394,025*	10/16/1995	05/05/1998

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	Canada Patent #2,226,707		7/10/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	United Kingdom Patent #2321584		5/2/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Group Inc.	Japan Patent #3236811]]†		9/28/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	5,765,296	01/31/1997	06/16/1998

FLEXIBLE SOLE WITH CUSHIONED BALL AND/OR HEEL REGIONS	Nine West Development Corporation	6,038,790	02/26/1998	03/21/2000

FOOTBED AND FOREPART THEREOF	Nine West Development Corp.	D543,680	07/25/2006	06/05/2007

FOOTBED FOREPART	Nine West Development Corp.	D530,896	02/06/2004	10/31/2006

FOOTBED SYSTEM AND FOOTWEAR CONSTRUCTION	Nine West Development Corporation	Application No. 61172565	4/24/2009

FOOTWEAR HAVING A HEEL AND HEEL BREAST	Nine West Development Corp.	7,152,341	06/01/2004	12/26/2006

FOOTWEAR HAVING SELECTIVELY ATTACHABLE SOCKLINER	Nine West Development Corp.	11/551,300	10/20/2006	—

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
FOOTWEAR HAVING SELECTIVELY ATTACHABLE SOCKLINER	Nine West Development Corp.	Chinese Patent Appl. #200710170188.4

FOOTWEAR HAVING SLOW RECOVERY LINER	Nine West Development Corporation	Canada Patent #2,227,070		4/23/2002

FOOTWEAR HAVING SLOW RECOVERY LINER	Nine West Development Corporation	5,946,825	01/31/1997	09/07/1999

JEWELRY DISPLAY CASE	Jones Investment Co. Inc.	D429,463	07/16/1999	08/15/2000

LOW CUT SPORT SHOE UPPER	Nine West Development Corporation	D400,698	05/21/1997	11/10/1998

MERCHANDISE DISPLAY	Jones Investment Co. Inc.	D408,654	05/05/1998	04/27/1999

MULTI-LAYER SOLE CONSTRUCTION FOR WALKING SHOES	Nine West Development Corporation	5,718,064	09/06/1995	02/17/1998

SHOE AND SHOE SOLE	Nine West Development Corporation	D367,353	04/18/1994	02/27/1996

SHOE OUTSOLE AND UPPER	Nine West Development Corporation	D366,952	04/12/1994	02/13/1996

SOCKLINER	Nine West Development Corporation	6,199,304	05/18/1999	03/13/2001

SPORT SHOE	Nine West Development Corporation	D413,013	05/22/1997	08/24/1999

SPORT SHOE OUTSOLE	Nine West Development Corporation	D4l5,339	10/15/1997	10/19/1999

SPORT SHOE SOLE	Nine West Development Corporation	D399,345	03/18/1997	10/13/1998

SPORT SHOE SOLE	Nine West Development Corporation	D391,748	01/31/1997	03/10/1998

SPORT SHOE UPPER	Nine West Development Corporation	D394,743	01/31/1997	06/02/1998

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
SPORT SHOE UPPER	Nine West Development Corporation	D392,793	01/31/1997	03/31/1998

WALKING AND RUNNING SHOEUPPER	Nine West Development Corporation	D407,542	06/11/1997	04/06/1999

WALKING SHOE	Nine West Development Corporation	D370,113	04/12/1994	05/28/1996

*
These 3 patents were assigned to Jones Investment Co.Inc. but the assignment document was recorded in the USPTO against patents 381,189, 394,025 and 418,917 due to a typographical error in the assignment document.

†
This Japanese patent has been assigned to Nine West Development Corporation but the assignment has not yet been recorded in the Japanese patent office. Nine West is in the process of seeking to record the assignment.

TRADEMARKS
TRADEMARK APPLICATIONS
Foreign
Jones Investment Co. Inc.

Owner Trademark Report by Country	Printed: 4/27/2009	Page 1
International

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANTIGUA & BARBUDA
T30044AG01	JUDITH JACK					MAILED

AUSTRALIA
T30124AU13	GLO					MAILED	18,25
	18 - luggage, handbags, purses, briefcases, school bags, tote-bags, beach bags, cosmetic bags sold empty, leather key fobs and leather key cases, credit card cases, change purses and wallets
	25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and
T30124AU01	V BY VANDERBILT	9/8/1995	633939			PENDING	3
	03 - Cosmetics, perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders and preparations for personal care.

BAHAMAS
T30276BS01	AK ANNE KLEIN	1/4/2007	30152			PENDING	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories (Int. Class 8)
T30276BS05	AK ANNE KLEIN	1/4/2007	30153			PENDING	14
	14 - Jewelry and watches
T30276BS06	AK ANNE KLEIN	1/4/2007	30154			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests (Local Class 38)
T30276BS07	AK ANNE KLEIN	1/4/2007	30155			PENDING	3
	3 - Fragrances and cosmetics (Local Class 48)
T30276BS08	AK ANNE KLEIN	1/4/2007	30156			PENDING	24
	24 - Body, bath and sports towels (Local Class 50)
T30276BS00	ANNE KLEIN NEW YORK	1/4/2007	30157			PENDING	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories (local Class 8)
T30276BS02	ANNE KLEIN NEW YORK	1/4/2007	30159			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests (local Class 38)
T30276BS03	ANNE KLEIN NEW YORK	1/4/2007	30160			PENDING	3
	3 - Fragrances and cosmetics (local Class 48)
T30276BS04	ANNE KLEIN NEW YORK	1/4/2007	30161			PENDING	24
	24 - Body, bath and sports towels (Local Class 50)
T00103BS02	JONES NEW YORK	1/24/2006	29016			PENDING	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories. (local class 8)
T30044BS00	JUDITH JACK	1/28/2002	24524			PENDING	38
	38 - ARTICLES OF CLOTHING (TO COVER “BELTS)

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 2

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BAHAMAS continued . . .
T30044BS03	JUDITH JACK	1/28/2002	24527			PENDING	10
	10 - Horological instruments (to cover “watches”)

BAHRAIN
T30276BH00	AK ANNE KLEIN	3/3/2008	63667			PENDING	9
	9 - Ophthalmic eyewear and related accessories; non-prescription sunglasses and related accessories.
T30276BH01	AK ANNE KLEIN	3/3/2008	63668			PENDING	14
	14 - Jewelry and watches
T30276BH02	AK ANNE KLEIN	3/3/2008	63669			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BANGLADESH
T30162BD00	L.E.I.	7/13/1999	60707			PENDING	25
	25 - Apparel footwear and headgear
T30155BD00	L.E.I. Design	7/13/1999	60708			PENDING	25
	25 - Apparel footwear and headgear
T30154BD03	L.E.I. LIFE ENERGY	2/28/1999	59014			PENDING	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear
T30157BD00	LIFE ENERGY INTELLIGENCE	7/13/1999	60706			PENDING	25
	25 - Apparel footwear and headgear

BARBADOS
T30276BBO0	AK ANNE KLEIN	7/12/2007	23426			PENDING	18
	18 - Handbags and Small leather goods.
T30276BBO2	AK ANNE KLEIN	7/12/2007	23427			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276BBO4	AK ANNE KLEIN	7/12/2007	23425			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through ‘optical’ retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276BBO5	AK ANNE KLEIN	7/12/2007	23424			PENDING	03
	03 - Fragrances and Cosmetics
T30276BBO1	ANNE KLEIN NEW YORK	7/12/2007	23420			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276BBO6	ANNE KLEIN NEW YORK	7/12/2007	23423			PENDING	18
	18 - Handbags and small leather goods
T30276BBO7	ANNE KLEIN NEW YORK	7/12/2007	23422			PENDING	14
	14 - Jewelry and watches
T30276BBO8	ANNE KLEIN NEW YORK	7/12/2007	23421			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through ‘optical’ retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276BBO9	ANNE KLEIN NEW YORK	7/12/2007	23419			PENDING	03
	03 - Fragrances and cosmetics
T00103BBO0	JONES NEW YORK	3/30/2006	8121609			PENDING	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 3

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BERMUDA
T30276BM00	AK ANNE KLEIN	10/1/2008	48538			PENDING	003
	003 - Fragrances and Cosmetics
T30276BM01	AK ANNE KLEIN	10/1/2008	48539			PENDING	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories, non-prescription sunglasses and related accessories.
T30276BM02	AK ANNE KLEIN	10/1/2008	48540			PENDING	18
	18 - Handbags and Small leather Goods
T30276BM03	AK ANNE KLEIN	10/1/2008	48541			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276BM04	ANNE KLEIN	10/1/2008	na			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276BM05	ANNE KLEIN	10/1/2008	na			PENDING	18
	18 - Handbags and Small leather Goods
355	JONES NEW YORK	6/5/1997	n/a			PENDING	25
	25 - Clothing, footwear, headgear.
356	JONES NEW YORK	6/5/1997	n/a			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30406BMO0	Lion Head design	10/2/2008	48544			PENDING	14
	14 - jewelry and watches
T30406BMO1	Lion Head design	10/2/2008	48545			PENDING	18
	18 - Handbags and Small leather Goods
T30406BMO2	Lion Head design	10/1/2008	48546			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BRAZIL
T30276BRO0	AK ANNE KLEIN	1/18/2007	828947503			PENDING	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276BRO1	AK ANNE KLEIN	1/18/2007	828947414			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276BRO2	AK ANNE KLEIN	1/18/2007	828947406			PENDING	14
	14 -
T30276BRO3	AK ANNE KLEIN	1/18/2007	828947481			PENDING	24
	24 -
T30276BRO4	AK ANNE KLEIN	1/18/2007	828947449			PENDING	25
	25 -
T30276BR11	AK ANNE KLEIN	2/22/2007	829007660			PENDING	18
18 -
118853	ANNE KLEIN	7/1/1997	820113646			PENDING	9
	9 - Reproduction, photographic, cinematographic, optical and teaching apparatus and instruments; eyeglass frames, sunglass frames, eyeglasses, sunglasses, clip-on sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords; parts, accessories and fittings for eyeglasses and sunglasses.

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 4

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BRAZIL continued . . .
T30276BR05	ANNE KLEIN NEW YORK	1/18/2007	828947473			PENDING	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276BR06	ANNE KLEIN NEW YORK	1/18/2007	828947422			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276BR07	ANNE KLEIN NEW YORK	1/18/2007	828947368			PENDING	14
	14 -
T30276BR08	ANNE KLEIN NEW YORK	1/18/2007	828947430			PENDING	24
	24 -
T30276BR09	ANNE KLEIN NEW YORK	1/18/2007	828947392			PENDING	25
	25 -
T30276BR10	ANNE KLEIN NEW YORK	2/22/2007	829007679			PENDING	18
	18 -
T30107BR00	ERIKA	11/20/2003	825952891			PENDING	25
	25 - DRESSES, SWEATERS, KNIT AND WOVEN TOPS, BLOUSES, PANTS, SKIRTS, JACKETS, VESTS, SHIRTS, SHORTS AND FOOTWEAR
T00066BR03	EVAN-PICONE		827509286			PENDING	18
	18 -
T30242BR01	GLO JEANS	2/4/2005	827147635			PENDING	25
	25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and
T30200BR00	JEANSTAR	2/4/2005	827147627			PENDING	025
	025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and
T00103BR03	JONES NEW YORK	7/31/2003	825737966			PENDING	25
	25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
T00103BR04	JONES NEW YORK	8/10/2006	828618992			PENDING	9
	9 - eyewear
T30181BR00	JONES NEW YORK SIGNATURE	7/31/2003	825737923			PENDING	25
	25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
T00103BR02	JONESWEAR	7/31/2003	825737940			PENDING	25
	25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
T30155BR00	L.E.I. Design	8/18/1999	821574442			PENDING	25
	25 - Apparel footwear and headgear

BRUNEI
T00103BN02	JONES NEW YORK	6/9/2007	38732			PENDING	25
	25 - Clothing, footwear, headgear.

CANADA
247128	AK ANNE KLEIN	8/10/2007	1359368			ALLOWED	18,25,35
	18 - Pocketbooks of all kinds, handbags, tote bags, purses, wallets, key cases, key fobs, belts and umbrellas.
	25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, gloves and shoes.
	35 - Operation of retail clothing stores, retail apparel stores, retail shoe stores, retail jewelry stores, boutiques in department stores; on-line retail store services featuring clothing, apparel, footwear, cosmetics, perfume, toiletries, eyewear, watches, jewelry and leather goods.

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 5

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued . . .
126809	AK ANNE KLEIN *to be abandoned	5/6/2003	1177020			ALLOWED	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.
126808	ANNE KLEIN *to be abandoned	5/6/2003	1177021			ALLOWED	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets and bath rugs; hand towels made of textile; table linen, namely, napkins and place mats.
126810	ANNE KLEIN NEW YORK *to be abandoned	5/6/2003	1177022			PENDING	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets and bath rugs; hand towels made of textile; table linen, namely, napkins and place mats.
130395	ALBERT NIPON	7/10/2003	1182802			PENDING	18
	18 - Handbags, cosmetic cases are sold empty, clutches, purses, wallets, billfolds, credit card cases, checkbook holders, key cases, pouches, travel bags are sold empty, passport cases, key fobs
T00094CA04	JNY ESSENTIALS	2/19/2004	1206866			ALLOWED	25
	25 - Clothing, namely dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats
T00094CA03	JNY SPORT	2/19/2004	1206865			ALLOWED	25
	25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats
T00103CA05	JONES NEW YORK	12/29/2004	1242220			PENDING	25
	25 - Cold weather accessories, namely caps, hats, scarves, mittens, gloves, and earmuffs in International Class 25
1010	JONES WEAR	2/19/2001	1093287			ALLOWED	14
	14 - Hair Accessories namely, hairclips, pins, combs, barrettes, bands and ornaments. Women’s costume jewelry, namely earrings, bracelets, necklaces, pins, pendants and rings.
T00118CA02	JONES WEAR	7/20/2005	1265557			ALLOWED	14
	14 - watches
T30162CA00	L.E.I.	5/11/2001	1102769			PENDING	25,35
	25 - 1) Cosmetics, namely, foundations, eye shadows, ,eyeliners, eye pencils, mascara, cheek powders and blush, lipsticks, lip gloss, lip stick sealers, lip balms, makeup remover, nail polish, nail polish base coat, nail polish top coat, nail hardener and nail polish remover; perfume and toiletries, namely, perfumes, colognes, eau de toilette, toilet milks, dusting body powders, bath powders, talcum powders, body deodorants for personal use; bath and body preparations, namely, toilet and bath soaps, lotions and oils, sun tanning creams, skin toners, skin moisturizers, cleansing and moisturizing creams, cleansing and tonic lotions; facial creams, facial lotions, and beauty masks; eyewear, namely, eyeglasses, eyeglass frames, eyeglass lenses, eyeglass cases, sunglasses, monocles, goggles; baseball helmets, bicycle helmets, football helmets, skateboard helmets; watches and jewelry; backpacks, beach bags, book bags, briefcase type portfolios, duffel bags, fanny packs, gym bags, handbags, leather shopping bags, leather cases for business travel or leisure, luggage, mesh shopping bags, purses, rucksacks, school bags, school satchels, suitcases, textile shopping bags, tote bags, traveling bags, and wallets; sporting goods, namely, archery bows, archery strings, bow string wax, archery arrows, archery targets, target faces, arm guards, archery quivers, athletic gloves, namely, weightlifting gloves, skateboard gloves, scuba gloves, field hockey gloves, ice hockey gloves, boxing gloves, batting gloves, bicycle gloves, baseball gloves, bowling gloves, golf gloves, handball gloves, racquetball gloves, soccer gloves, squash gloves, swimming gloves, basketball backboards, badminton nets, badminton shuttlecocks, baseball mitts, basketball nets, bats, namely, baseball bats and softball bats, baseball batting tees, catcher’s masks, paddle ball games, balloons, balls, namely, handballs, lacrosse balls, racquetballs, rubber action balls, rugby balls, squash balls, basketballs, table tennis balls, field hockey balls, playground balls, tether balls, softballs, tennis balls, bowling balls, golf balls, footballs, soccer balls, volleyballs, exercise banners, gymnastic banners, exercise bars, starting blocks, body boards, body board leashes, body board fins, body board straps, bowling ball bags, bowling ball covers, bowling pins, bobsleds, boxing bags, flying discs, croquet sets, football body protectors, golf clubs, golf club heads, golf club inserts, golf club shafts, grip tape for golf clubs, golf club head covers, golf club bags, divot repair tools for golfers, golf bag tags, golf ball markers, golf tees, pads for athletic use, namely, field hockey pads, ice hockey pads, karate shin pads, football shoulder pads, skateboard pads, elbow guards for athletic use, shoulder guards for athletic use, arm guards for athletic use, knee guards for athletic use, leg guards for athletic use, shin guards for athletic use, exercise machines, exercise treadmills, exercise benches, exercise weights, athletic shoe laces, face masks, karate head guards, hockey pucks, ice hockey sticks, field hockey sticks, horseshoes, horseshoe stakes, masks, namely, scuba diving masks, skin diving masks, ice hockey masks, field hockey masks, swim masks, pumps for inflatable sports equipment, rackets, namely, badminton rackets, racquetball rackets, squash rackets, tennis rackets, racket strings, tennis racket strings, sail boards, scuba equipment, namely, scuba fins, scuba flippers, scuba snorkels, snorkels, skateboards, skateboard equipment, namely, trucks for skateboards, wheels for skateboards, ice skates, in-line skates, roller skates, snow skis, ski wax, ski poles, ski bindings, snow boards, snow board bindings, softball mitts, soccer ball nets, racket covers, namely, badminton racket covers, tennis racket covers, squash racket covers, surfboards, surfboard equipment, namely, surfboard fins, surfboard wax, surfboard leashes, swim floats for recreational use, swim goggles, swim boards, table tennis paddles, table tennis nets, table tennis tables, tennis nets, athletic tape, tetherball poles, volleyball nets, volleyball standards, water-skis, water-ski bindings, water-ski bridges, water-ski ropes, water-ski carrying cases, water-ski wax,wax, and weightlifting belts.

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 6

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SERVICES:
35 - 1) Operation of retail clothing stores, retail apparel stores, retail shoes stores, retail jewelry stores, boutiques in department stores; on-line retail store services featuring clothing, apparel, footwear, cosmetics, perfume, toiletries, eyewear, watches, jewelry, leather goods and sporting goods

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 6

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued . . .
T30310 CAOO	I.e.i. LIFE ENERGY INTELLIGENCE	5/11/2001	1102770			PENDING	3,35
	3 - 1) Cosmetics, namely, foundations, eye shadows, eyeliners, eye pencils, mascara, cheek powders and blush, lipsticks, lip gloss, lip stick sealers, lip balms, makeup remover, nail polish, nail polish base coat, nail polish top coat, nail hardener and nail polish remover; perfume and toiletries, namely, perfumes, colognes, eau de toilette, toilet milks, dusting body powders, bath powders, talcum powders, body deodorants for personal use; bath and body preparations, namely, toilet and bath soaps, lotions and oils, sun tanning creams, skin toners, skin moisturizers, cleansing and moisturizing creams, cleansing and tonic lotions; facial creams, facial lotions, and beauty masks; eyewear, namely, eyeglasses, eyeglass frames, eyeglass lenses, eyeglass cases, sunglasses, monocles, goggles; baseball helmets, bicycle helmets, football helmets, skateboard helmets; watches and jewelry; backpacks, beach bags, book bags, briefcase type portfolios, duffel bags, fanny packs, gym bags, handbags, leather shopping bags, leather cases for business travel or leisure, luggage, mesh shopping bags, purses, rucksacks, school bags, school satchels, suitcases, textile shopping bags, tote bags, traveling bags, and wallets; sporting goods, namely, archery bows, archery strings, bow string wax, archery arrows, archery targets, target faces, arm guards, archery quivers, athletic gloves, namely, weightlifting gloves, skateboard gloves, scuba gloves, field hockey gloves, ice hockey gloves, boxing gloves, batting gloves, bicycle gloves, baseball gloves, bowling gloves, golf gloves, handball gloves, racquetball gloves, soccer gloves, squash gloves, swimming gloves, basketball backboards, badminton nets, badminton shuttlecocks, baseball mitts, basketball nets, bats, namely, baseball bats and softball bats, baseball batting tees, catcher’s masks, paddle ball games, balloons, balls, namely, handballs, lacrosse balls, racquetballs, rubber action balls, rugby balls, squash balls, basketballs, table tennis balls, field hockey balls, playground balls, tether balls, softballs, tennis balls, bowling balls, golf balls, footballs, soccer balls, volleyballs, exercise banners, gymnastic banners, exercise bars, starting blocks, body boards, body board leashes, body board fins, body board straps, bowling ball bags, bowling ball covers, bowling pins, bobsleds, boxing bags, flying discs, croquet sets, football body protectors, golf clubs, golf club heads, golf club inserts, golf club shafts, grip tape for golf clubs, golf club head covers, golf club bags, divot repair tools for golfers, golf bag tags, golf ball markers, golf tees, pads for athletic use, namely, field hockey pads, ice hockey pads, karate shin pads, football shoulder pads, skateboard pads, elbow guards for athletic use, shoulder guards for athletic use, arm guards for athletic use, knee guards for athletic use, leg guards for athletic use, shin guards for athletic use, exercise machines, exercise treadmills, exercise benches, exercise weights, athletic shoe laces, face masks, karate head guards, hockey pucks, ice hockey sticks, field hockey sticks, horseshoes, horseshoe stakes, masks, namely, scuba diving masks, skin diving masks, ice hockey masks, field hockey masks, swim masks, pumps for inflatable sports equipment, rackets, namely, badminton rackets, racquetball rackets, squash rackets, tennis rackets, racket strings, tennis racket strings, sail boards, scuba equipment, namely, scuba fins, scuba flippers, scuba snorkels, snorkels, skateboards, skateboard equipment, namely, trucks for skateboards, wheels for skateboards, ice skates, in-line skates, roller skates, snow skis, ski wax, ski poles, ski bindings, snow boards, snow board bindings, softball mitts, soccer ball nets, racket covers, namely, badminton racket covers, tennis racket covers, squash racket covers, surfboards, surfboard equipment, namely, surfboard fins, surfboard wax, surfboard leashes, swim floats for recreational use, swim goggles, swim boards, table tennis paddles, table tennis nets, table tennis tables, tennis nets, athletic tape, tetherball poles, volleyball nets, volleyball standards, water-skis, water-ski bindings, water-ski bridges, water-ski ropes, water-ski carrying cases, water-ski wax, wax, and weightlifting belts.
	SERVICES:
	35 - 1) Operation of retail clothing stores, retail apparel stores, retail shoes stores, retail jewelry stores, boutiques in department stores; on-line retail store services featuring clothing, apparel, footwear, cosmetics, perfume, toiletries, eyewear, watches, jewelry, leather goods and sporting goods
T30167CAOO	lei stylized	8/23/1999	1026515			PENDING	25
	25 - (1) Apparel, namely, jeans, shirts, jackets, vests, pants, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts, T-shirts, sweatpants, shoes, sneakers, boots, sandals, socks, belts, coats, jackets, hats, swimwear, underwear, tank tops and pajamas.
	(2) Apparel, namely, jeans, shirts, jackets, vests, pants, sweatpants, jumpsuits, sweaters, shorts, skorts, overalls, shortalls, dresses, skirts and T-shirts.
	(3) Clothing, namely, lingerie and shoes, sneakers, boots, sandals.

CHILE
118521	A AMERICAN STYLE FLAG DESIGN	10/23/2002	586268			PENDING	25
	25 - FOOTWEAR
118508	A LINE AMERICAN STYLE and Design	10/23/2002	586256			PENDING	25
	25 - CLOTHING FOR ADULTS; NAMELY, JACKETS, RAINCOATS, BLOUSES, SKIRTS, DRESSES, OVERCOATS, TROUSERS, SHORTS, WAISTCOATS, BOMBER JACKETS, BASEBALL JACKETS, PARKAS, BLAZERS, SHIRTS, T-SHIRTS, STRAIGHT-LEGGED TROUSERS, JEANS, STRAIGHT-LEGGED SHORTS, JUMPSUITS, SWEATERS, HATS, BELTS, SCARVES, NECKWEAR, SOCKS, AND STOCKINGS
118506	A LINE AMERICAN STYLE and Design	10/23/2002	586258			PENDING	18
	18 - HANDBAGS, SHOULDER BAGS, EVENING BAGS, COSMETIC BAGS SOLD EMPTY, COSMETIC CASES SOLD EMPTY, COSMETIC POUCHES SOLD EMPTY, GROOMING KITS SOLD EMPTY, LEATHER SHOULDER BELTS, WALLETS, BILLFOLDS CREDIT CARD CASES, BUSINESS CARD CASES, KEY CASES, LEATHER KEY FOBS, CASES FOR PASSPORTS, COIN PURSES, PURSES FOR COINS/KEYES, CARRY-ALL CLUTCHES, CHECK BOOK CLUTCHES, CLUTCH PURSES, GENERAL PURPOSE PURSES, POUCHES, BOOK BAGS, BELT BAGS, LEATHER AND TEXTILE SHOPPING BAGS (SOLD EMPTY), TOTE BAGS, SADDLE BAGS, ROLL BAGS, SLING BAGS, TRAVEL BAGS, OVERNIGHT BAGS, WEEKENDER BAGS, DUFFEL BAGS, SUIT BAGS, GARMENT BAGS FOR TRAVEL, GYM BAGS, ATHLETIC BAGS, BEACH BAGS, CASES FOR TIES, BAGS FOR THE WAIST, FANNY PACKS, BACKPACKS, KNAPSACKS, ATIACHE CASES, BRIEFCASES, BRIEFCASE-TYPE PORTFOLIOS, LEATHER ENVELOPES FOR CARRYING PERSONAL DOCUMENTS, SECRETARIES, SATCHELS, SUITCASES, LUGGAGE, TRUNKS, UMBRELLAS, BEACH UMBRELLAS.

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 7

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHILE continued . . .
118505	A LINE AMERICAN STYLE and Design	10/23/2002	586259			PENDING	14
	14 - JEWELRY AND COSTUME JEWELRY; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, PARTS AND ACCESSORIES THEREOF, NAMELY, WATCHES, WATCH BANDS, WATCH STRAPS, WATCH BRACELETS, WATCH CHAINS, WATCH CASES
118504	A LINE AMERICAN STYLE and Design	10/23/2002	586261			PENDING	3
	3 - FACE CREAM, BODY CREAM, BODY LOTION, BODY CLEANING CREAM, BODY EXFOLIATING PREPARATION, HAIR SHAMPOO, HAIR CONDITIONER, EAU DE TOILETTE, PERFUME, FRAGRANCED BODY LOTION, FRAGRANCED BODY CREAM, SKIN CLEANSING LOTION, SKIN CLEANSING GEL, SHAVING FOAM, PRE-SHAVING PREPARATIONS, AFTER SHAVE LOTIONS AND GELS, AFTER SHAVE BALMS, ANTIPERSPIRANT/DEODORANT, NON-MEDICATED ANTI-WRINKLE CREAM, NON-MEDICATED SKIN RENEWING CREAM, EYE CREAM, BODY OIL, NON-MEDICATED LIP BALMS, SKIN BALANCING LOTION, FACE SKIN OIL CONTROLLER, SKIN STRENGTHENING PREPARATION, NON-MEDICATED PREPARATION FOR SKIN IMPERFECTIONS, FACE STRENGTHENERS, BODY STRENGTHENERS, FACE CLEANERS, FACE EXFOLIATING PREPARATION, ALL-IN-ONE BODY AND HAIR SHAMPOO AND CONDITIONER, MAKEUP REMOVER FOR THE EYES, MAKEUP REMOVER FOR THE FACE, FACE MASK, BODY MASK, SKIN REFRESHING LOTION, SKIN REFRESHING CREAM AND GEL, HAIR SPRAY, HAIR MOUSSE, HAIR GEL, HAIR MOISTENERS, NON-MEDICATED HAIR REVITALIZING TREATMENT, SUN BLOCKING PREPARATION FOR THE BODY, SUN BLOCKING PREPARATION FOR THE FACE, NON-MEDICATED LIP PREPARATION FOR SUN CARE, SUN SHADING PREPARATION FOR HAIR, ANTI TANNING PREPARATION IN THE FORM OF TANNING GEL, TANNING LOTIONS AND CREAMS, AFTER SUNBATHING SOFTENING AND MOISTENING LOTIONS, AFTER SUNBATHING SOFTENING AND MOISTENING CREAMS AND GELS, BASE MAKEUP, LIPSTICK, LIP GLITTER, EYELID LINERS, EYE SHADES, MASCARA, SKIN TONE CORRECTOR, THAT IS MAKEUP, CREAMS AND LOTIONS TO ENSURE CONSISTENCE IN SKIN TONING, FACE POWDERS, BODY POWDERS, TANNING PREPARATIONS, THAT IS CREAMS, LOTIONS AND GELS FOR GIVING A TANNING COLOR TO BE USED IN THE CAR, TANNING SUBSTANCES, FACE AND BODY HIDING SUBSTANCES, EYEBROW PENCILS, COSMETIC PENCILS, CHEEK ROUGE, NAIL POLISH, NAIL POLISH TOP LAYERS, NAIL POLISH BASE LAYERS, FAST-DRY NAIL POLISH TOP LAYERS, NAIL CONDITIONERS, NAIL HARDENERS, NAIL POLISH REMOVER, NAIL FLUTE FILLERS, THAT IS CREAM USED IN THE CARE OF NAILS TO ENSURE A SOFT SURFACE FOR NAILS, CUTICLE MOISTENING CREAM, CUTICLE REMOVING PREPARATIONS, NAIL BLEACHES, THAT IS NON-MEDICATED BLEACHING CREAM, BATH POWDERS, BATH OILS, SPRAY OIL FOR FACE AND BODY, SKIN SOAP, POTPOURRIS, MASSAGE OILS, ESSENTIAL OILS FOR PERSONAL USE.
118507	A LINE AMERICAN STYLE and Design	10/23/2002	586257			PENDING	24
	24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS, QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS, BODY SHEETS AND BATH RUGS
T30107 CL00	ERIKA	12/10/2008	847750			PENDING	25
	25 -apparel, footwear and headgear
T30044 CL00	JUDITH JACK	10/1/2001	544452			PENDING	14,18,25
	14 -Jewelry and Watches
	18 - Handbags
	25 - Belts

CHINA
T30372 CN10	AK ANNE KLEIN in Chinese characters	9/22/2006	5624540			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30372 CN11	AK ANNE KLEIN in Chinese characters	9/22/2006	5624541			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
T30372 CN12	AK ANNE KLEIN in Chinese characters	9/22/2006	5624543			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30372 CN13	AK ANNE KLEIN in Chinese characters	9/22/2006	5630217			PENDING	35
	35 -
T30372 CN19	AK ANNE KLEIN in Chinese characters	9/22/2006				PENDING	18
	18 -

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 8

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued . . .
249166	ALBERT NIPON	8/15/2005	4844135			PENDING	18
	18 - Leather and imitations of leather, handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks.
249173	ALBERT NIPON	8/15/2005	4836529			PENDING	25
	25 - Clothing, Footwear, headgear, belts, scarves, neckties, socks and stockings.
T30372CN02	ANNE KLEIN in Chinese characters	9/22/2006	5624549			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
T30372CN03	ANNE KLEIN in Chinese characters	9/22/2006	na			PENDING	18
	18 -
T30372CN04	ANNE KLEIN in Chinese Characters	9/22/2006	5624570			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30372CN05	ANNE KLEIN in Chinese characters	9/22/2006	5630218			PENDING	35
	35 -
T30372CN01	ANNE KLEIN in Chinese	9/22/2006	5624548			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30372CN06	ANNE KLEIN NEW YORK in Chinese characters	9/22/2006	5624545			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30372CN07	ANNE KLEIN NEW YORK in Chinese characters	9/22/2006	5624544			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
T30372CN08	ANNE KLEIN NEW YORK in Chinese characters	9/22/2006	5624547			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30372CN09	ANNE KLEIN NEW YORK in Chinese characters	9/22/2006	5630216			PENDING	35
	35 -
T30372CN20	ANNE KLEIN NEW YORK in Chinese characters	9/22/2006	5624546			PENDING	18
18-
T30394CN01	ANNE KLEIN NEW YORK Logo	9/7/2006	5591462			PENDING	09
	09 - Eyeglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sun glass cases, eyeglass and sun glass chains and cords, clip-on sunglasses, anti-glare glasses, common eyeglasses, eye shades, goggles for sports, shooting glasses, binoculars;
T30394CN02	ANNE KLEIN NEW YORK Logo	9/7/2006	5591463			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts thereof
T30394CN03	ANNE KLEIN NEW YORK Logo	9/7/2006	5591465			PENDING	35
	35 - Advertising and publicity services, retail store services and online services offering the sale of apparel, handbags, footwear, jewelry, belts, scarves, sunglasses, watches and small gift items

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 9

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued . . .
T30394CN04	ANNE KLEIN NEW YORK Logo	9/7/2006	5591464			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30107CN00	ERIKA	1/7/2004	3878890			PENDING	25
	25 - Footwear, headgear, socks, stockings, gloves, ties, belts, swimwear, raincoats
T30108CN00	ERIKA COLLECTION	9/12/2003	3714091			PENDING	25
	25 - clothing, footwear, headgear, socks, stockings, gloves, ties, belts, swimwear, raincoats
T30429CN04	EVAN-PICONE in Chinese Characters	8/3/2006	5519655			PENDING	03
	03 -
T30429CN10	EVAN-PICONE in Chinese characters	8/3/2006	5519656			PENDING	18
	18 - Garment bags for travel; handbags; suitcases; valises; trunks(luggage); purses; pocket wallets; backpacks; shopping bags; briefcases; vanity cases for containing cosmetic purpose (not fitted).
T30429CN11	EVAN-PICONE in Chinese characters	8/3/2006	5519657			PENDING	25
	25 - Ready-made clothing; knitwear (clothing); outer clothing; jackets (clothing); suits jerseys (clothing); shirts; skirts trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.
T30124CN00	GLO	10/10/2004	93052000			PENDING	25
	25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sport coats, blazers, coats, vests, jackets, tOshirts, overalls, swimsuits, [socks], sleepwear, robes, footwear, blouses, skirts, dresses,[ hosiery, tights, stockings,] briefs, bras, and panties
T30286CN00	GRANE	12/24/2008	7130462			PENDING	25
	25 - jeans, headgear and footwear
T30286CN01	GRANE	12/24/2008	7130463			PENDING	18
	18 - handbags, satchels, shoulder bags, duffle bags, backpacks, clutches, totes, small leather goods (wallets, key cases, cosmetic cases sold empty, purses, checkbook holders) and similar goods made of other fabrications.
T30200CN01	JEANSTAR	10/12/2007	6319303			PENDING	024
	024 - fabrics
T00094CN00	JNY	3/13/2008	6594628			PENDING	26
	26 - Buttons; snaps; zipper pulls; clothing (edgings for–); trimmings for clothing; false hair; haberdashery, except thread; artificial flowers; shoulder pads for clothing; patches (heat adhesive –) for decoration of textile articles [haberdashery]; linen (letters for marking –); cozies
T00094CN02	JNY	3/21/2008	661 0917			PENDING	25
	25 - layettes;bathing suits; waterproof clothing; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves; scarves; belts; chasubles; sashes for wear; wimples; maniples; caps; masks; wedding cloth.
T00095CN01	JNY JONES NEW YORK	3/21/2008	6610816			PENDING	25
	25 -layettes; bathing suits; waterproof clothing; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves; scarves; belts; chasubles; sashes for wear; wimples; maniples; caps; masks; wedding cloth.
T00103CN02	JONES NEW YORK	3/31/2006	5254967			PENDING	9
	9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T00103CN03	JONES NEW YORK	12/4/2006	5764996			PENDING	03
	03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals
T00103CN04	JONES NEW YORK	12/4/2006	5764995			PENDING	14
	14 - necklaces (jewelry); brooches of precious metals; chains (jewelry); bracelets (jewelry); earrings (jewelry); rings; ornaments (jewelry); pins (jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of–)

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 10

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued . . .
T30203CN00	JONES NEW YORK	12/24/2004	4432680			PENDING	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”
T30203CN01	JONES NEW YORK	12/4/2006	5764997			PENDING	03
	03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals
T30203CN02	JONES NEW YORK	12/4/2006	5764998			PENDING	09
	09 - sunglasses; eyeglasses; eyeglass frames; eyeglass cases
T30203CN03	JONES NEW YORK	12/4/2006	5764999			PENDING	14
	14 - necklaces (jewelry); brooches of precious metals; chains (jewelry); bracelets (jewelry); earrings (jewelry); rings; ornaments (jewelry); pins (jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of-)
T30203CN04	JONES NEW YORK	12/4/2006	5765000			PENDING	18
	18 - luggage; handbags; purses; briefcase; school bags; tote bags; duffel bags; beach bags; traveling trunks; traveling valises; cosmetic bags sold empty; umbrellas; key cases (leatherwear); wallets; passport cases (leatherwear); leather, unworked or semi-worked; fur; walking sticks; clothing for pets;
T30372CN14	JONES NEW YORK in Chinese characters	9/22/2006	5624538			PENDING	09
	09 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
T30372CN15	JONES NEW YORK in Chinese characters	9/22/2006	5624537			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
T30372CN17	JONES NEW YORK in Chinese characters	9/22/2006	5624535			PENDING	025
	025 -
T30372CN18	JONES NEW YORK in Chinese characters	9/25/2006	5630215			PENDING	35
	35 -
T30372CN21	JONES NEW YORK in Chinese characters	9/22/2006	5624536			PENDING	18
	18 -
T30181CNO5	JONES NEW YORK SIGNATURE	3/8/2004	3945709			PENDING	25
	25 - footwear namely, shoes, boots, sandals, sneakers and slippers
T30181CNO6	JONES NEW YORK SIGNATURE	11/14/2008	7057681			PENDING	25
	25 - Belts; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; hats; hosiery; gloves [clothing]; scarves; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.” as proposed.
T00118CNO0	JONES WEAR	12/23/2008	5394606			PENDING	25
	25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 11

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued . . .
T30402CN00	KASPER	12/16/2008	7115789			PENDING	18
	18 - Animal skins; handbags, shoulder bags, clutches, satchels, duffel bags, overnight bags; wallets, key cases [leatherwear], purses, coin purses, checkbook holders (made by leather), cosmetic cases sold empty; coverings of skins [furs]; leather straps; fur-skins; umbrellas; walking sticks; clothing for pets; sausages (gut for making).
T30402CN01	KASPER	12/16/2008	7115788			PENDING.	25
	25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dresses.
T30162CN02	L.E.I.	3/12/2002	3112144			PENDING	25
	25 - apparel footwear and headgear
T30478CN00	L.E.I. [365]	2/1/2009	NA			PENDING	25
	25 - Tops and Bottoms
T30478CN01	L.E.I. [365] LIFE ENERGY INTELLIGENCE	2/4/2009	NA			PENDING	25
	25 - Tops and Bottoms
T00185CN01	RENA ROWAN	12/23/2008	5334663			PENDING	25
	25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.

COLOMBIA
T30354CO03	AK ANNE KLEIN	4/4/2007	07034291			PENDING	03
	03 - Cosmetics and fragrances

CYPRUS
T00103CY00	JONES NEW YORK	7/13/2004	70384			PENDING	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.

DOMINICA
T30044DM00	JUDITH JACK	11/6/2001	2003-7171			PENDING	14,37
	14 - JEWELRY
	37 - LOCAL CLASS 37 FOR BELTS AND HANDBAGS

ECUADOR
247140	AK ANNE KLEIN	6/6/2005	158046			PENDING	35
	35 - Advertising and publicity services; retail store services, online services

EGYPT
T30276EG00	AK ANNE KLEIN	3/11/2008	214076			PENDING	03
	03 - Fragrances and Cosmetics
T30276EG01	AK ANNE KLEIN	3/11/2008	214077			PENDING	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276EG02	AK ANNE KLEIN	3/11/2008	214078			PENDING	14
	14 - Jewelry and Watches
T30276EG03	AK ANNE KLEIN	3/11/2008	214079			PENDING	18
	18 - Handbags and Small leather Goods
T30276EG04	AK ANNE KLEIN	3/11/2008	214080			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276EG05	AK ANNE KLEIN	3/11/2008	214081			PENDING	35
	35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 12

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EGYPT continued . . .
T30155EG00	L.E.I. Design	7/17/1999	125395			PENDING	25
	25 - Apparel footwear and headgear
T30154EG04	L.E.I. LIFE ENERGY INTELLIGENCE Design	6/18/2005	160309			PENDING	25
	25 - apparel
EUROPEAN UNION (CTM)
T00066EU01	EVAN-PICONE	10/29/2003	3465606			PENDING	9,35
	9 - eyewear
	35 - retail store services
118448	KASPER A.S.L.	6/20/2001	2276210			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; jewelry made of precious metals or coated therewith, namely ankle bracelets, identification bracelets, bracelets, belt buckles, brooches, chains, charms, ear clips, cufflinks, earrings, hat ornaments, money clips, necklaces, ornamental pins, pendants, rings, tie clips, tie pins, tie tacks, wedding bands - all made of precious metal or coated therewith; costume jewelry; watches, parts and accessories thereof, namely wrist watches, stop watches, watch fobs, pocket watches; watch bands, watch straps, watch bracelets, watch chains; watch cases, watch movements; clocks, namely wall clocks, table clocks, alarm clocks
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, trunks; umbrellas; beach umbrellas
	25 - Clothing, namely coats, overcoats, trench coats, fur coats, capes, raincoat, ponchos, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, cocktail dresses, jumpers, skirts, evening skirts and tops, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, rompers, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, T-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski apparel, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf apparel, golf shirts, golf pants, golf shorts, golf gloves, tennis apparel, tennis shirts, tennis pants, tennis shorts, tennis gloves, infant wear, creepers, snow suits, bibs, booties, pinafores, playsuits; headwear, namely hats, caps, berets, earmuffs, hoods, head bands; footwear, namely shoes, sandals, boots, high boots, hiking boots, slippers, galoshes, sneakers, athletic footwear, golf shoes, tennis shoes

FEDERATION OF RUSSIA
T00094RUO0	JNY	7/5/2005	2005716351			PENDING	18,25,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
	35 - retail store services

GUATEMALA
T30276GTO3	ANNE KLEIN NEW YORK	11/7/2006	934902006			PENDING	18
	18 -

HONDURAS
247194	AK ANNE KLEIN	6/28/2005	14923/2005			PENDING	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247147	AK ANNE KLEIN	6/28/2005	14924/2005			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

INDIA

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 13

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDIA continued . . .
384	JONES NEW YORK	6/16/1997	755887			PENDING	25
	25 - Clothing, footwear, headgear.
250608	KASPER	9/27/2005	1387766			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
T30154IN01	L.e.i. (stylized)	7/15/1999	866124			PENDING	025
	025 - Apparel footwear and headgear
T30157IN00	LIFE ENERGY INTELLIGENCE	7/15/1999	866125			PENDING	25
	25 - Apparel footwear and headgear

INDONESIA
247154	AK ANNE KLEIN	6/13/2005	D00.2005.0077			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs.. fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30354ID04	AK ANNE KLEIN	11/17/2006	D00.2006.037419			PENDING	03
	03 - Fragrances and Cosmetics
T30354ID05	AK ANNE KLEIN	11/17/2006	D00.2006.037420			PENDING	09
	09 -
T30276ID01	ANNE KLEIN NEW YORK	11/17/2006	D00.2006.037421			PENDING	03
	03 - Fragrances and Cosmetics
T30276ID02	ANNE KLEIN NEW YORK	11/17/2006	D00.2006.037422			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276ID03	ANNE KLEIN NEW YORK	11/17/2006	D00.2006.037423			PENDING	14
	14 - Jewelry and Watches
T30276ID04	ANNE KLEIN NEW YORK	11/17/2006	D00.2006.037424			PENDING	18
	18 - Handbags and small leather goods
T30276ID05	ANNE KLEIN NEW YORK	11/17/2006	D00.2006.037425			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual),. mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T00094ID00	JNY	7/17/2006	D002006022566			PENDING	25
	25 - slacks, skorts, blazers, cardigans, pullovers, jeans, jackets, sweaters, camisoles, culottes, tank tops, jumpsuits skirts, suits, shorts, blouses, dresses, vests, t-shirts and dusters.

KAZAKHSTAN
T30354KZ00	AK ANNE KLEIN	3/26/2007	38463			PENDING	18,25,35
							14
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]
	14 - Jewelry and Watches

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 14

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
KAZAKHSTAN continued . . .
T30276KZ00	ANNE KLEIN NEW YORK	3/26/2007	38464			PENDING	18,25,35 14
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]
	14 - Jewelry and Watches

MALAYSIA
247163	AK ANNE KLEIN	6/9/2005	5009211			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
247164	AK ANNE KLEIN	6/9/2005	5009210			PENDING	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
118894	ANNE KLEIN II	4/7/1994	94/02648			PENDING	14
	14 - WOMEN’S JEWELRY, WATCHES, CLOCKS AND TABLE CLOCKS
T30276MY02	ANNE KLEIN NEW YORK	11/1/2006	06019855			PENDING	14
	14 - Jewelry and Watches
T30276MY04	ANNE KLEIN NEW YORK	11/1/2006	06019858			PENDING	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30007/MY00	NAPIER (stylized)	5/24/1995	4867/95			PENDING	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

MEXICO
118535	A and Design	10/14/2002	570594			PENDING	18
	18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, checks book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, the cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.
T30107MX00	ERIKA	12/16/2003	634535			PENDING	25
	25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.
T30124MX00	JEANSTAR and Design	12/6/2000	461306			PENDING	25
	25 - Women’s and children’s pants, jeans, jumpsuits, shorts, shirts, sweaters, vests, jackets, t-shirts, overalls, swimsuits, socks and underwear; and Women’s’ and Girls’ blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, underwear, namely briefs and tops, bras and panties, hats scarves, gloves and footwear namely shoes, boots and sandals.
T30162MX00	L.E.I.	8/31/2001	504822			PENDING	25
	25 - Apparel footwear and headgear
T30155MX00	L.E.I. Design	3/2/1999	365659			PENDING	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 15

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued . . .
T30154MX16	L.E.I. LIFE ENERGY	3/4/2001	366107			PENDING	25
	INTELLIGENCE /Riding Wear
	DeSign
	25 - Apparel footwear and headgear
T30154MX17	L.E.I. LIFE ENERGY	7/20/1999	383678			PENDING	25
	INTELLIGENCE /Slanted
	Letter Design
	25 - Apparel footwear and headgear
T30154MX08	L.E.I. LIFE ENERGY	3/10/1999	366876			PENDING	25
	INTELLIGENCE full original logo
	25 - Apparel footwear and headgear
T30154MX09	L.E.I. LIFE ENERGY	8/31/2001	504816			PENDING	25
	INTELLIGENCE full updated logo
	25 - Apparel footwear and headgear
T30154MX25	L.E.I. (Stylized)	10/16/2008	968201			PENDING	25
	25 - Clothing, footwear, headgear
T30157MX00	LIFE ENERGY INTELLIGENCE	3/2/1999	365658			PENDING	25
	25 - Apparel footwear and headgear
T30154MX01	LIFE ENERGY INTELLIGENCE	11/27/1999	394950			PENDING	25
	JEANS L.E.I. Design
	25 - Apparel footwear and headgear
T30154MX11	LIFE ENERGY INTELLIGENCE	8/31/2001	396247			PENDING	25
	L.E.I. Jeans Design
	25 -
T30005MX01	NAPIER	3/29/2005	709121			PENDING	14
	14 - SEE FILE FOR LIST OF FILED-FOR GOODS.
T30162MX03	THE ORIGINAL L.E.I. DENIM	8/31/2001	504812			PENDING	25
	JEANS Design
	25 - Apparel footwear and headgear

PAKISTAN
240355	KASPER	1/25/2005	205219			PENDING	25
	25 - Clothing, footwear, headgear.

PANAMA
T30354PA03	AK ANNE KLEIN	11/8/2006	156539			PENDING	03
	03 - Fragrances and Cosmetics
T30354PA04	AK ANNE KLEIN	11/8/2006	156538			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30354PA05	AK ANNE KLEIN	11/8/2006	156537			PENDING	14
	14 - Jewelry and Watches
T30276PA00	ANNE KLEIN NEW YORK	11/8/2006	156536			PENDING	03
	03 - Fragrances and Cosmetics
T30276PA01	ANNE KLEIN NEW YORK	11/8/2006	156535			PENDING ·	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276PA02	ANNE KLEIN NEW YORK	11/8/2006	156534			PENDING	14
	14 - Jewelry and Watches

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 16

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PERU
T30124PE00	GLO	8/31/2004	218874			PENDING	025
	025 -

PHILIPPINES
T00094PH00	JNY	12/17/2007	42007013874			PENDING	25
	25 - CLOTHING, NAMELY, DRESSES, SKIRTS, PANTS, SHORTS, TOPS, SHIRTS BLOUSES, SWEATERS, JUMPSUITS, JACKETS AND COATS, VESTS, ACTIVE WEAR, OUTER WEAR, CASUAL BOTTOMS, DENIM BOTTOMS, HATS
T00103PH03	JONES NEW YORK	9/5/2008	4-2008-010781			PENDING	25
	25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25
T00103PH04	JONES NEW YORK	1/22/2009	42009000752			PENDING	18
	18 - Handbags
T30181PH01	JONES NEW YORK SIGNATURE		42008000406			PENDING	25,3,9
							14,18
	25 - footwear namely, shoes, boots, sandals, sneakers and slippers Clothing namely, skirts, suits, slacks, pants; shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
	9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
	14 - watches and jewelry
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

PUERTO RICO
T30276PR00	AK ANNE KLEIN	3/26/2008	na			PENDING	14
	14 - Watches
T30276PR01	ANNE KLEIN NEW YORK	3/26/2008	na			PENDING	14
	14 - Watches

QATAR
T00103QA00	JONES NEW YORK	3/3/2008	49506			PENDING	9
	9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related
T00103QA01	JONES NEW YORK MEN’S	3/3/2008	49507			PENDING	9
	9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related
T00111QA00	JONES NEW YORK PETITE	3/3/2008	49508			PENDING	9
	9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

SAUDI ARABIA
T30276SA00	AK ANNE KLEIN	2/27/2008	127586			PENDING	3
	3 - Cosmetics and Fragrances
T30276SA01	AK ANNE KLEIN	2/27/2008	127587			PENDING	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276SA02	AK ANNE KLEIN	2/27/2008	127588			PENDING	18
	18 - Handbags and Small leather Goods

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 17

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAUDI ARABIA continued . . .
T30276SAO3	AK ANNE KLEIN	2/27/2008	127589			PENDING	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276SAO4	AK ANNE KLEIN	2/27/2008	127590			PENDING	35
	35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
T30276SA05	AK ANNE KLEIN	3/8/2008	127905			PENDING	14
	14 - jewelry and watches
T00103SAO2	JONES NEW YORK	3/12/2008	128135			PENDING	9
	9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

SINGAPORE
T30203SG00	JONES NEW YORK	12/28/2004	T0422939B			PENDING	025
	025 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys.

SOUTH AFRICA
225234	ANNE KLEIN	12/3/2004	2004/22638			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30162ZA01	L.E.I. Design	7/21/1999	9913101			PENDING	25
	25 - Apparel footwear and headgear

SOUTH KOREA
T00066KR02	EVAN-PICONE	7/3/2008	326432008			PENDING	25
	25 - wearing apparel

SRI LANKA
118465	ANNE KLEIN 2	8/9/2000	99352			PENDING	25
	25 - CLOTHING, FOOTWEAR AND HEADGEAR
SURINAME
T00103SR01	JONES NEW YORK	2/8/2007	20692			PENDING	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses and Cases for spectacles and for contact lenses; Chains for spectacles.

TAIWAN
T00103TWO2	JONES NEW YORK	12/4/2006	na			PENDING	03
	03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals
T00103TWO3	JONES NEW YORK	12/4/2006	na			PENDING	14
	14 - necklaces (jewelry); brooches of precious metals; chains (jewelry); bracelets (jewelry); earrings (jewelry); rings; ornaments (jewelry); pins (jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of-)
T30203TWO1	JONES NEW YORK	12/4/2006	na			PENDING	03
	03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals
T30203TWO2	JONES NEW YORK	12/4/2006	na			PENDING	09
	09 - sunglasses; eyeglasses; eyeglass frames; eyeglass cases
T30203TW03	JONES NEW YORK	12/4/2006	na			PENDING	14
	14 - necklaces (jewelry); brooches of precious metals; chains (jewelry); bracelets (jewelry); earrings (jewelry); rings; ornaments (jewelry); pins (jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of-)

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 18

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued . . .
T30203TW04	JONES NEW YORK	12/4/2006	na			PENDING	18
	18 - luggage; handbags; purses; briefcase; school bags; tote bags; duffel bags; beach bags; traveling trunks; traveling valises; cosmetic bags sold empty; umbrellas; key cases (leatherwear); wallets; passport cases (leatherwear); leather, unworked or semi-worked; fur; walking sticks; clothing for pets

THAILAND
T30354TH04	AK ANNE KLEIN	10/7/2006	644125			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276TH01	ANNE KLEIN NEW YORK	10/7/2006	644130			PENDING	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

TRINIDAD & TOBAGO
T30276TT01	ANNE KLEIN NEW YORK	11/30/2006	38027			PENDING	3,9,14
							18,25
	3-
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T00103TI00	JONES NEW YORK					MAILED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044TI00	JUDITH JACK	10/16/2001	32343			PENDING	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - belts

UNITED ARAB EMR
247189	AK ANNE KLEIN	6/21/2005	70606			PENDING	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247190	AK ANNE KLEIN	6/21/2005	70607			PENDING	35
	35 - Advertising and publicity services; online services; the bringing together for the benefit of others, of a variety of good (excluding the transport thereof), enabling customers to conveniently view and purchase those goods
T00103AE00	JONES NEW YORK	1/29/2006	77138			PENDING	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts
T00103AE01	JONES NEW YORK	2/24/2008	107762			PENDING	9
	9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

VENEZUELA
247192	AK ANNE KLEIN	6/2/2005	11998/2005			PENDING	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247193	AK ANNE KLEIN	6/2/2005	11994/2005			PENDING	35
	35 - Advertising and publicity services; retail store services, online services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 19

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VENEZUELA continued . . .
247191	AK ANNE KLEIN	6/2/2005	11997/2005			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases,business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
253162	AK ANNE KLEIN	12/28/2005	28949/2005			PENDING	46
	46 - Retail store services, online services.
T30107VE00	ERIKA	12/19/2003	188882003			PENDING	25
	25 - Apparel, footwear, headgear
T30162VE00	L.E.I.	10/1/1999	99012452			PENDING	25
	25 - Apparel footwear and headgear
T30162VE01	L.E.I. Design	10/1/1999	99012451			PENDING	25
	25 - Apparel footwear and headgear

			END OF REPORT			TOTAL ITEMS SELECTED =	251

TRADEMARK. APPLICATIONS
Foreign
Nine West Development Corporation

Owner Trademark Report by Country		Printed: 4/27/2009	Page 1

Country
Status:	PENDING

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ARGENTINA
T00012AR00	BANDOLINO (Word Mark)	10/7/2004	2.546.332			PENDING	35
	35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling consumers to conveniently view and purchase those goods”, which is an acceptable description for the Trademark Office.
T30202AR03	NINE WEST (Word Mark)	5/16/2005	2590462			PENDING	25
	25 - Clothing, footwear, headgear
T30202AR04	NINE WEST (Word Mark)	5/16/2005	2590463			PENDING	35
	35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.

AZERBAIJAN
T30441AZ00	BOUTIQUE 9	6/6/2008	TBD			PENDING	14,18,25
	14- Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; handbags; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;
	25 - Clothing, footwear, headgear;
T00055AZ00	EASY SPIRIT (Word Mark)	1/16/2008	TBD			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
T30224AZ00	ENZO ANGIOLINI (Word Mark)	1/16/2008	N/A			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
T30202AZ00	NINE WEST (Word Mark)	1/16/2008	TBD			PENDING	09,14,18
							25,35

	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
	35 - Retail store services;

BAHAMAS
T00012BS00	BANDOLINO (Word Mark)	8/8/2002	25,228			PENDING	37
	37 - All Goods in Local Class
T00012BS01	BANDOLINO (Word Mark)	8/8/2002	25,229			PENDING	25
	25 - Clothing and headgear (local class 38)
T30441BS00	BOUTIQUE 9	4/19/2007	30,500			PENDING	14
	14 - Jewelry
T30441BS01	BOUTIQUE 9	4/19/2007	30,501			PENDING	18
	18 - Handbags and small leather goods (Local Class 37)
T30441BS02	BOUTIQUE 9	4/19/2007	30,502			PENDING	25
	25 - Clothing, footwear and headgear (Local Class 38)
T30243BS00	COMFORT 2 (STYLIZED)	12/16/2004	27,274			PENDING	25
	25 - FOOTWEAR

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 2

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BAHAMAS continued . . .
T00057BSO0	EASY SPIRIT (Stylized)	8/8/2002	25,226			PENDING	18
	18 - All goods in local class 37.
T00055BSO1	EASY SPIRIT (Word Mark)	8/8/2002	25,227			PENDING	25
	25 - Clothing, headgear in local class 38
T00055BSO2	EASY SPIRIT (Word Mark)	7/11/2005	27,915			PENDING	09
	09 - Instruments, apparatus and contrivances, not medicated, for surgical or curative purposes, or in relation to the health of men or animals.( Eyeglasses). (Local Class 11)
T00055BS04	EASY SPIRIT (Word Mark)	7/11/2005	27,916			PENDING	14
	14 - Horological instruments.(watches) (Local Class 10)
T00055BS05	EASY SPIRIT (Word Mark)	7/11/2005	27,918			PENDING	09
	09 - Sunglasses, eyewear. (Local Class 50)
T00055BS06	EASY SPIRIT (Word Mark)	7/11/2005	27,917			PENDING	14
	14 - Goods of precious metal (including aluminum, nickel) and jewelry, and imitations of such goods and jewelry
T30224BS00	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,230			PENDING	14
	14 - Watches (Local Class 10)
T30224BS01	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,232			PENDING	14
	14 - Jewelry (Local Class 13)
T30224BS02	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,235			PENDING	09
	09 - Eyeglass cases (Local Class 50)
T30224BS03	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,231			PENDING	09
	09 - Eyewear (Local Class 8)
T30224BS04	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,233			PENDING	18
	18 - Bags and Shoes (Local Class 37)
T30224BS05	ENZO ANGIOLINI (Word Mark)	8/8/2002	25,234			PENDING	25
	25 - Clothing; headgear (Local Class 37)
T30202BS00	NINE WEST (Word Mark)	8/8/2002	25,236			PENDING	09
	09 - Eyewear (Local Class 8)
T30202BS01	NINE WEST (Word Mark)	8/8/2002	25,241			PENDING	09
	09 - Eyeglass cases, chains, cords (Local Class 50)
T30202BS02	NINE WEST (Word Mark)	8/8/2002	25,238			PENDING	14
	14 - Jewelry (metal) (Local Class 13)
T30202BS03	NINE WEST (Word Mark)	8/8/2002	25,237			PENDING	14
	14 - Watches (Local Class 10)
T30202BS04	NINE WEST (Word Mark)	8/8/2002	25,239			PENDING	25
	25 - shoes, boots, slippers, sandals (Local Class 37)
T30202BS05	NINE WEST (Word Mark)	8/8/2002	25,240			PENDING	25
	25 - Clothing, headgear (Local Class 38)
T30315BSOO	STUDIO 9 (Word Mark)	2/16/2006	29032			PENDING	25
	25 - Clothing, footwear, headgear (Local Class 38)

BAHRAIN
T30441 BHO0	BOUTIQUE 9	1/8/2007	52925			PENDING	14
	14 - Jewelry

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 3

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BAHRAIN continued . . .
T30441BHO1	BOUTIQUE 9	1/8/2007	52926			PENDING	18
	18 - Handbags and small leather goods
T30441BHO2	BOUTIQUE 9	1/8/2007	52927			PENDING	25
	25 - Clothing, footwear, headgear
T30233BH01	CIRCA JOAN & DAVID					MAILED	25
	25 - Footwear
T30315BHOO	STUDIO 9 (Word Mark)	4/25/2006	47737			PENDING	25
	25 - Clothing, footwear, headgear

BOTSWANA
T30202BW00	NINE WEST (Word Mark)	7/23/2007	BW/M/07/00495			PENDING	18,25
	18- Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear

BRAZIL
3834/0447	ANTI-GRAVITY	3/27/2000	822585863			PENDING	25
	25 - Footwear
3834/0407	BANDOLINO (Word Mark)	10/28/1999	822145677			PENDING	25
	25 - Footwear
T30233BR00	CIRCA JOAN & DAVID	1/16/2004	826213413			PENDING	18
	18 - Handbags and leather goods
T30233BR01	CIRCA JOAN & DAVID	1/16/2004	826213421			PENDING	25
	25 - Footwear
T30233BR02	CIRCA JOAN & DAVID & Design	1/16/2004	826213472			PENDING	18
	18 - Handbags and leather goods
T30233BR03	CIRCA ,JOAN & DAVID (Stylized)	1/16/2004	826213375			PENDING	25
	25 - Footwear
T20073BR00	CLOUD NINE (Word Mark)	8/7/1998	820966118			PENDING	25
	25 - Clothes and clothing accessories of common use; clothes and clothing accessories for practice of sports; clothes and clothing accessories for professional use. (Local Classes 25.10, 25.20 and 25.30)
T30232BR00	DAVID & DAVID	1/16/2004	826213448			PENDING	25
	25 - Footwear
T30233BR05	DAVID & DAVID & Design	1/16/2004	82613430			PENDING	18
	18 - Handbags and small leather accessories
T30224BR02	ENZO ANGIOLINI (Word Mark)		825421500			PENDING	35
	35 - Retail store services in the fields of footwear, apparel, cosmetics, jewelry and leather goods
T30202BR00	NINE WEST (Word Mark)	4/3/2003	825421527			PENDING	25
	25 - All goods in the class.
T30202BR03	NINE WEST (Word Mark)	5/30/2005	827465106			PENDING	09
	09 - Sunglasses and eyewear
T30202BR04	NINE WEST (Word Mark)	5/30/2005	827465149			PENDING	14
	14 - Jewelry and watches
T20247BR21	NINE WEST LOGO	2/26/1999	821443470			PENDING	35
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 4

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BRAZIL continued ...
T30192BR00	PAPPAGALLO (Word Mark)	9/15/2003	825833647			PENDING	25
25 - All goods in the	class
T20298BRO	SELBY	9/15/1994	818029781			PENDING	25
25 - Footwear.

CAMBODIA
T30202CBOO	NINE WEST (Word Mark)	10/30/2008	32441			PENDING	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T30202CB01	NINE WEST (Word Mark)	10/30/2008	32442			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30202CB02	NINE WEST (Word Mark)	10/30/2008	32443			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
T30202CB03	NINE WEST (Word Mark)	10/30/2008	32444			PENDING	25
25 - Clothing, footwear, headgear.
T30202CB04	NINE WEST (Word Mark)	10/30/2008	32445			PENDING	35
35 - Retail Store Services

CANADA
T00012CA02	BANDOLINO (Word Mark)	11/29/2007	1,374,084			PENDING	35
35 - Operation of a retail store specializing in the sale of footwear and handbags
T30441CA00	BOUTIQUE 9	1/4/2007	1,330,196			PENDING	14,18,25
14 - Jewelry;
18 - Handbags and small leather goods;
25 - Footwear
T00033CA00	CLOUD 9 NINE WEST	9/17/1998	0890724			PENDING	18,25
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, traveling bags, umbrellas and walking sticks;
25 - Footwear namely shoes, boots, moccasins, sandals, and slippers; handbags; footwear, namely shoes, boots, moccasins, sandals and slippers.
T30243CA00	COMFORT 2 (Stylized)	10/19/2004	1,234,118			PENDING	25
25 - Boots, shoes sandals slippers.
T30483CA00	EASYPRO	4/7/2009	1,433,818			PENDING	25
25 - Footwear
T00055CA01	EASY SPIRIT (Word Mark)	7/7/2004	1,222,740			PENDING	24
24 - Bed sheets, pillow cases, bed sheet sets comprised of bed sheets and pillowcases, bed spreads, throws, duvets and coverlets, comforters, dust ruffles, pillow shams, comforter sets comprised of comforters, bath mats, towels and unfitted fabric furniture slipcovers.
T00055CA02	EASY SPIRIT (Word Mark)	5/17/2005	1,257,984			ALLOWED	18
18 - Handbags and footwear; small leather goods
T00055CA04	EASY SPIRIT (Word Mark)	5/20/2005	1,258,389			PENDING	09
09 - Eyewear namely, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains and eyeglass cords.
T30198CA00	EASY SPIRIT COMFORT2	7/8/2004	1,234,116			PENDING	25
25 - Footwear
T30232CA04	MOOTSIES TOOTSIES	4/30/2005	1,254,802			PENDING	18,25,35
18 - Handbags and small leather goods;
25 - Footwear;
35 - Retail store services;

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 5

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued . . .
T30078CA01	NINE & COMPANY (Logo)	2/17/2009	1,428,082			PENDING	MC
	MC - Purses, bags, namely handbags, shoulder bags, tote and travel bags, duffel bags, toiletry and cosmetic bags, waist and fanny packs, backpacks, knapsacks, wallets, key purses, pouches, cases, namely attache cases, briefcases, suitcases, vanity cases, coin and card cases, luggage straps, umbrellas (U.S. reg. No. 2,760,248)
	Perfumery;
	Watches (U.S. reg. No. 2,938,076)
	Swimwear (U.S. reg. No. 2,745,259)
	Lingerie, sleepwear (U.S. reg. No. 2,728,246)
	Household sprays, namely room freshening and deodorizing fragrances
	Skin care and cosmetic products, namely skin creams and lotions, make-up remover and facial make-up
	Sunglasses, eyeglasses, eyeglass and sunglass frames and clip-on frames (U.S. reg. No. 2,748,784)
	Accessories, namely belts, socks, hosiery, tights, gloves, mittens, scarves and hats (U.S. reg. No. 2,765,670)
	Household linens, namely bed sheets, bedspreads, comforters, duvets, table cloths, bath towels and face cloths (U.S. reg. No. 3,021,623)
	Toothbrush holders (U.S. reg. No. 3,139,721)
	Household accessories, namely soap dishes and soap dispensers, lotion dispensers and candles
T30202CA01	NINE WEST (Word Mark)	6/28/2004	1,222,027			PENDING	24
	24 - Bed sheets, pillow cases, bed sheet sets comprised of bed sheets and pillow cases, bed spreads, throws, duvets and coverlets, comforters, dust ruffles, pillow shams, comforter sets comprised of comforters, bath mats, towels and unfitted fabric furniture slipcovers.
T30202CA02	NINE WEST (Word Mark)	5/17/2005	1,257,985			PENDING	25
	25 - Leather knit and woven dresses, coats, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts; clothing, namely jackets, leather coats and rainwear.

CHILE
T30441CL00	BOUTIQUE 9	3/14/2007	766079			PENDING	14,18,25
	14 - Jewelry
	18 - Handbags and small leather goods
	25 - Clothing, footwear, headgear
T30224CL00	ENZO ANGIOLINI (Word Mark)	4/28/2004	645.320			PENDING	09,14,18
	09 - Goods description not included in filing receipt
	14 - Goods description not included in filing receipt
	18 - Goods description not included in filing receipt
T30315CL00	STUDIO 9 (Word Mark)	1/12/2006	717041			PENDING	25
	25 - Clothing, footwear, headgear

CHINA
T00012CN0	BANDOLINO (Word Mark)	8/6/2004	4207865			PENDING	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking
T00012CN02	BANDOLINO (Word Mark)	6/7/2006	5402980			PENDING	09
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
T00012CN03	BANDOLINO (Word Mark)	6/7/2006	5402981			PENDING	14
	14 - Jewelry and watches
T30423CN00	BANDOLINO in Chinese	7/14/2006	2479739			PENDING	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords;

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 6

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued...
T30423CNO1	BANDOLINO in Chinese	7/14/2006	2479740			PENDING	14
	14 - Watches and jewelry
T30423CNO2	BANDOLINO in Chinese	7/14/2006	5479742			PENDING	25
	25 - Clothing, footwear, headgear
T30423CNO3	BANDOLINO in Chinese	7/14/2006	5479741			PENDING	18
	18 - Bags, handbags, purses, credit card holders (leatherwear), knapsacks, billfolds, wallets, key fobs (leatherwear), key cases (leatherwear), travel bags, umbrellas and walking sticks.
T30441CN00	BOUTIQUE 9	1/5/2007	5830472			PENDING	14
	14 - Jewelry; precious stones; precious metals, unwrought or semi-wrought; alloys of precious metal; imitation gold (objects of -); clocks;
T30441CN01	BOUTIQUE 9	1/5/2007	5830448			PENDING	18
	18 - Handbags; cheque wallets (made of leather); leather leads; leather thongs; leather; imitation leather; furs; umbrellas; walking sticks; clothing for pets; gut for making sausages
T30441CN02	BOUTIQUE 9	1/5/2008	5830449			PENDING	25
	25 - Clothing, footwear, headgear
T30448CN00	BOUTIQUE 9 in Chinese Characters	2/2/2007	5885728			PENDING	14
	14 - Jewelry; precious stones; precious metals, unwrought or semi-wrought; alloys of precious metal; imitation gold (objects of -); clocks;
T30448CN01	BOUTIQUE 9 in Chinese Characters	2/2/2007	5885727			PENDING	18
	18 - Handbags; cheque wallets (made of leather); leather leads; leather thongs; leather; imitation leather; furs; umbrellas; walking sticks; clothing for pets; gut for making sausages
T30448CN02	BOUTIQUE 9 in Chinese Characters	2/2/2007	5885726			PENDING	25
	25 - Clothing, footwear, headgear
T30232CN01	CIRCA COMFORT 365	7/24/2004	4136620			PENDING	25
	25 - Footwear
T30233CN11	CIRCA JOAN & DAVID	2/16/2006	5160951			PENDING	25
	25 - Footwear
T30233CN03	CIRCA JOAN & DAVID & Design	1/15/2004	3888998			PENDING	25
	25 - Clothing, footwear, headgear
T30233CN13	CIRCA JOAN & DAVID & Design	1/15/2004	3888999			PENDING	18
	18 - handbags and small leather goods
T30429CN00	CIRCA JOAN & DAVID in Chinese Characters	8/3/2006	5519649			PENDING	18
	18 - Garment bags for travel; handbags; suitcases; valises; trunks (luggage); purses; pocket wallets; backpacks; shopping bags; briefcases; vanity cases for containing cosmetic purpose (not fitted).
T30429CN05	CIRCA JOAN & DAVID in Chinese Characters	8/3/2006	5519648			PENDING	25
	25 - Ready-made clothing; knitwear (clothing); outer clothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.
T00055CN00	EASY SPIRIT (Word Mark)	8/17/2005	4842775			PENDING	18
	18 - Accessories, handbags, small leather goods
T00055CN01	EASY SPIRIT (Word Mark)	8/17/2005	4842756			PENDING	35
	35 - Retail store services
T00055CN02	EASY SPIRIT (Word Mark)	6/7/2006	5402982			PENDING	09
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
T00055CN03	EASY SPIRIT (Word Mark)	6/7/2006	5402910			PENDING	14
	14 - Jewelry and watches

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 7

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued...
T00055CN04	EASY SPIRIT (Word Mark)	6/7/2006	5402911			PENDING	25
	25 - Clothing, footwear, headgear
T30198CN00	EASY SPIRIT COMFORT 2 (stylized)	10/26/2004	4330537			PENDING	25
	25 - Footwear
T20139CN01	EASY SPIRIT IN CHINESE CHARACTERS	6/7/2006	5402913			PENDING	09
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
T20139CN02	EASY SPIRIT IN CHINESE CHARACTERS	6/7/2006	5402912			PENDING	14
	14 - Jewelry and watches
T20139CN03	EASY SPIRIT IN CHINESE CHARACTERS	6/7/2006	5402914			PENDING	18
	18 - Accessories, handbags, small leather goods
T30326CN01	EASY SPIRIT LOGO AND CHINESE LETTERS	4/25/2006	5313807			PENDING	25
	25 - Clothing, footwear, headgear
T30332CN02	EASY SPIRIT LOGO AND CHINESE LETTERS	5/8/2006	5336036			PENDING	35
	35 - Sales promotion for others; import-export agencies advertising; business management and organization consultancy; business information; personnel management consultancy; relocation services for businesses; issuing invoices; accounting; rental of vending
T30326CN03	EASY SPIRIT LOGO AND CHINESE LETTERS	4/25/2006	5313808			PENDING	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking sticks
T30224CN01	ENZO ANGIOLINI (Word Mark)	8/15/2005	4836530			PENDING	14
	14 - Jewelry and watches
T30420CN00	ENZO ANGIOLINI in Chinese characters	7/14/2006	5479746			PENDING	09
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
T30420CN01	ENZO ANGIOLINI in Chinese Characters	7/14/2006	5479745			PENDING	14
	14 - Watches and jewelry
2	ENZO ANGIOLINI in Chinese Characters	7/14/2006	5479743			PENDING	25
	25 - Clothing, footwear, headgear
T30420CN03	ENZO ANGIOLINI in Chinese Characters	7/14/2006	2479744			PENDING	18
	18 - Bags, handbags, purses, credit card holders (leatherwear), knapsacks, billfolds, wallets, key fobs (leatherwear), key cases (leatherwear), travel bags, umbrellas and walking sticks.
T30420CN04	ENZO ANGIOLINI in Chinese Characters	7/17/2006	5484943			PENDING	35
	35 - Retail store services with sales promotion for others and import-export agencies “(subclass 3503) which are standard terms bearing similar meaning to retail store services “advertising (subclass 3501); business management and organization consultancy (subclass 3502); business information (subclass 3502); personnel management consultancy (subclass 3504); relocation services for businesses (subclass 3505); issuing invoices (subclass 3506); accounting (subclass 3507); rental of vending machines (subclass3508)
T30233CN08	JOAN & DAVID	8/7/2003	3664663			PENDING	18
	18-Handbags
T30429CN01	JOAN & DAVID in Chinese Characters	8/3/2006	5519652			PENDING	18
	18 - Garment bags for travel; handbags; suitcases; valises; trunks (luggage); purses; pocket wallets; backpacks; shopping bags; briefcases; vanity cases for containing cosmetic purpose (not fitted).

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 8

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued...
T30429CN06	JOAN & DAVID in Chinese Characters	8/3/2006	5519651			PENDING	25
	25 - Ready-made clothing; knitwear (clothing); outer clothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.
T30429CN07	JOAN & DAVID in Chinese Characters	8/3/2006	5519650			PENDING	35
	35 - Retail store services
T30429CN02	MOOTSIES TOOTSIES in Chinese characters	8/3/2006	5519653			PENDING	25
	25 - Ready-made clothing; knitwear (clothing); outer clothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing);hosiery; sweaters; belts headgear.
T20071CN11	NINE WEST (GIO-SY) (Chinese Characters)	9/21/2006	TBD			PENDING	35
	35 - Advertising and publicity services; sales promotions for others; import and export agencies; business information; online advertising on a computer network; personnel recruitment; relocation services for businesses; issuing invoices; accounting; rental of vending machines
T20071CN12	NINE WEST (GIO-SY) (Chinese Characters)	6/7/2006	5402915			PENDING	09
	09 - Eyeglasses
T20071CN13	NINE WEST (GIO-SY) (Chinese Characters)	6/7/2006	5402916			PENDING	14
	14 - Jewelry
T30202CN02	NINE WEST (Word Mark)	5/12/2005	4651874			PENDING	18
	18 - Knapsacks, purses; school satchels, card cases (notecases); briefcases, shopping bags; purses; pouches of leather for packaging; key cases, billfolds and wallets
T30202CN03	NINE WEST (Word Mark)	5/10/2005	4651873			PENDING	35
	35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer Service information; organizing fashion shows.
T30202CN04	NINE WEST (Word Mark)	10/8/2006	N/A			PENDING	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils.
T30202CN07	NINE WEST (Word Mark)	1/8/2009	7155191			PENDING	25
	25 - Clothing; layettes [clothing]; bathing suits; raincoat; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; belts; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks; wedding dress.
T30192CN02	PAPPAGALLO (Word Mark)	12/3/2003	3827198			PENDING	18
	18 - Bags, purses, handbags, shopping bags, suitcases, traveling bags, trunks, briefcases, leather belts, (not for clothing), traveling sets (leather ware), umbrellas, leather and imitation leather.
T30429CN03	SAM & LIBBY in Chinese characters	8/3/2006	5519654			PENDING	25
	25 - Ready-made clothing; knitwear (clothing); outer clothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.

COLOMBIA
T30233CO01	CIRCA JOAN & DAVID	4/26/2005	T2005/039543			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T00055CO00	EASY SPIRIT (Word Mark)	8/5/2005	T2005/077711			PENDING	14
	14 - Jewelry and watches
T00055CO02	EASY SPIRIT (Word Mark)	8/5/2005	T2005/077718			PENDING	25
	25 - Clothing,footwear, headgear.
T00055CO04	EASY SPIRIT (Word Mark)	8/5/2005	T2005/077707			PENDING	09
	09 - Sunglasses and eyewear

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 9

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COSTA RICA
T30441CR00	BOUTIQUE 9		2007-2523			PENDING	14
14 - Jewelry
T30441CR01	BOUTIQUE 9		2007-2521			PENDING	25
25 -
T30441CR02	BOUTIQUE 9		2007-2522			PENDING	18
18 -
T30232CR01	MOOTSIES TOOTSIES	6/13/2005	20054686			PENDING	25
25 - Footwear

CYPRUS
T30441CY00	BOUTIQUE 9	1/16/2007	74315			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
T30441CY01	BOUTIQUE 9	1/16/2007	73416			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
T30441CY02	BOUTIQUE 9	1/16/2007	73417			PENDING	25
25 - Clothing, footwear, headgear
T30202CY01	NINE WEST (Word Mark)	9/12/2001	61132			PENDING	14
14 - All goods in the Class
T30315CY00	STUDIO 9 (Word Mark)	1/16/2006	72014			PENDING	25
25 - Clothing, footwear, headgear

ECUADOR
T30224EC00	ENZO ANGIOLINI (Word Mark)	11/19/2002	128232			PENDING	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30315EC00	STUDIO 9 (Word Mark)	1/20/2006	166754			PENDING	25
25 - Clothing, footwear, headwear

EL SALVADOR
3834/0503	BANDOLINO (Word Mark)	3/15/2000	1858/2000			PENDING	25
25 - Clothing, including boots, shoes and slippers.
T30441SV00	BOUTIQUE 9	1/4/2007	33382			PENDING	14
14 - Jewelry
T30441SV01	BOUTIQUE 9	1/4/2007	33383			PENDING	18
18 - Handbags and small leather goods
T30441SV02	BOUTIQUE 9	1/4/2007	33384			PENDING	25
25 - Clothing, footwear, headgear
T30191SV00	NINE WEST (TRADENAME)	10/23/2002	2002020451			PENDING	42
42 - All services in class.

EUROPEAN UNION (CTM)
T30315EU00	STUDIO 9 (Word Mark)	1/13/2006	.004833612(2)			PENDING	25
25 - Clothing, footwear, headgear

FEDERATION OF RUSSIA

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 10

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FEDERATION OF RUSSIA continued...
T00012RU00	BANDOLINO (Word Mark)	3/18/2005	2005705899			PENDING	09,14,18
							25,35
	09 - Eyewear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Jewelry and watches
	18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios, and umbrellas; small leather goods, namely clutch purses, leather key cases, key fogs, credit card cases sold empty, change purses, wallets, business card cases and passport cases.
	25 - Footwear, clothing, and headgear including, clothing, namely pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely, pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls; caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes boots, sandals, sneakers and slippers; and belts.
	35 - Sales promotion (for others), including retail store services and online retail store services.

GEORGIA
T30441GE00	BOUTIQUE 9	5/27/2008	48255/03			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	25 - Clothing, footwear, headgear.
T30202GE00	NINE WEST (Word Mark)	5/27/2008	48256/03			PENDING	09,14,18
							25,35
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	25 - Clothing, footwear, headgear.
	35 - Retail store services.

GUATEMALA
T30441GT02	BOUTIQUE 9	1/10/2007 ·	M-157-2007			PENDING	25
	25 - Clothing, footwear and headgear
T30243GT00	COMFORT 2 (Stylized)	11/9/2004	8304-2004			PENDING	25
	25 - Footwear
T30232GT01	MOOTSIES TOOTSIES	4/22/2005	M26322005			PENDING	25
	25 - Footwear

HONDURAS
T30441HN02	BOUTIQUE 9	1/5/2007	390/2007			PENDING	25
	25 - Clothing, footwear, headgear
T30243HN00	COMFORT 2 (Stylized)	1/1/2005	19044/2004			PENDING	25
	25 - Footwear
TOO055HN02	EASY SPIRIT (Word Mark)	5/13/2005	9899-05			PENDING	18
	18 - Accessories, handbags and small leather goods.
T30232HN03	MOOTSIES TOOTSIES	4/21/2005	7665			PENDING	35
	35 - Retail store services
HONG KONG
T30315HK00	STUDIO 9 (Word Mark)	1/14/2006	300565128			PENDING	25
	25 - Clothing, footwear, headgear

INDIA

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 11

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDIA continued...	BOUTIQUE 9	1/12/2007	1523476			PENDING	14,18,25
T30441IN00
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear
T30233IN00	CIRCA JOAN & DAVID	4/28/2005	1354152			PENDING	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30232IN00	MOOTSIES TOOTSIES	4/28/2005	1354153			PENDING	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30232IN03	SAM & LIBBY	4/28/2005	1354154			PENDING	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30315IN00	STUDIO 9 (Word Mark)	2/7/2006	1420009			PENDING	25
	25 - Clothing, footwear, headgear
INDONESIA
T30441ID00	BOUTIQUE 9	1/12/2007	D00 2007 001132			PENDING	14
	14 - Jewelry
T30441ID01	BOUTIQUE 9	1/12/2007	D00 2007 001133			PENDING	18
	18 - Handbags
T30233ID03	CIRCA JOAN & DAVID	12/26/2005	029539			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233ID04	CIRCA JOAN & DAVID	12/26/2005	029531			PENDING	25
	25 - Footwear
T30233ID05	CIRCA JOAN & DAVID	12/26/2005	029529			PENDING	35
	35 - Retail store services
T30232ID00	MOOTSIES TOOTSIES	12/26/2005	029527			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232ID01	MOOTSIES TOOTSIES	12/26/2005	029521			PENDING	25
	25 - Footwear
T30232ID02	MOOTSIES TOOTSIES	12/26/2005	029525			PENDING	35
	35 - Retail store services
T30078ID01	NINE & COMPANY (Logo)	8/30/2001	D002001-18858			PENDING	25
	25 - All goods in Class.
T30202ID00	NINE WEST (Word Mark)	10/13/2006	D00 2006 034130			PENDING	03
	03 -Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eye brow pencils.
T30202ID02	NINE WEST (Word Mark)	8/16/2005	2005 015638			PENDING	09
	09 - Sunglasses and eyewear
T30202ID07	NINE WEST (Word Mark)		TBD			PENDING	25
	25 - Clothing, footwear, headgear

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 12

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDONESIA continued...
T303151D00	STUDIO 9 (Word Mark)	1/20/2006	D00 2006-001925			PENDING	25
	25 - Clothing, footwear, headgear

IRAN
T302021R00	NINE WEST (Word Mark)	12/16/2004	83091518			PENDING	09
	09 -

ISRAEL
T30441IL01	BOUTIQUE 9	1/7/2007	196726			PENDING	18
	18 - Handbags and small leather goods
T30441IL02	BOUTIQUE 9	1/7/2007	196727			PENDING	25
	25 - Clothing, footwear and headgear
T30233IL05	DAVID & DAVID & Design	1/15/2004	169568			PENDING	18
	18 - Handbags
T00055IL01	EASY SPIRIT (Word Mark)	5/16/2005	180583			PENDING	14
	14 - Jewelry and watches
T00055IL02	EASY SPIRIT (Word Mark)	5/16/2005	180586			PENDING	18
	18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases.

ITALY
T302021T00	NINE WEST (Word Mark)	5/7/2003	RM2003C002558			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols, and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.

JAMAICA
T30441JM00	BOUTIQUE 9	1/4/2007	049697			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear

JAPAN
T30441 JP00	BOUTIQUE 9	1/4/2007	000030/2007			PENDING	14,18,25
	14 - Jewelry, personal ornaments, unwrought and semi-wrought precious stones and their imitations, precious metals, key rings of leather, other key rings, jewel cases, trophies, commemorative shoe ornaments of precious metal, watch bands and straps of leather, shields, clocks and watches;
	18 - Handbags, bags of leather, other bags and the like, card cases of leather, key cases of leather, business card cases of leather, small leather goods, pouches of leather, other pouches and the like, vanity cases, handbag frames, purse frames, horseshoes, industrial packaging containers of leather, clothing for domestic pets, umbrellas and their parts, walking-sticks, canes, metal parts of canes and walking-sticks, handles of canes and walking-sticks, saddlery, leather and fur;
	25 - Clothing, headgear, footwear, garters, sock suspenders, suspenders, belts for clothing, masquerade costumes, clothes for sports, shoes for sports;
T30202JP01	NINE WEST (Word Mark)	10/10/2006	094371/2006			PENDING	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face lipstick, lip pencils, blush, eye shadow, glitter, eye cream, eye liner, mascara and eyebrow pencils.

JORDAN
T30224JO02	ENZO ANGIOLINI (Word Mark)	3/27/2006	N/A			PENDING	25
	25 - Clothing, footwear, headgear

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 13

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
KAZAKHSTAN
T30233KZ00	CIRCA JOAN & DAVID	3/27/2007	38492			PENDING	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
	35 - Retail store services;
T30224KZ00	ENZO ANGIOLINI (Word Mark)	3/27/2007	38490			PENDING	09,18,25
							35
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
	35 - Retail store services;
T30202KZ00	NINE WEST (Word Mark)	3/27/2007	38491			PENDING	09,14,18
							25,35
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear;
	35 - Retail store services;

KUWAIT
T30441KW00	BOUTIQUE 9	2/15/2009	101378			PENDING	14
	14 - Jewelry
T30441 KW01	BOUTIQUE 9	2/15/2009	101379			PENDING	18
	18 - Handbags
T30441 KW02	BOUTIQUE 9	2/15/2009	101380			PENDING	25
	25 - Clothing, footwear, headgear
T30202KW00	NINE WEST (Word Mark)	4/30/2005	70222			PENDING	09
	09 - Sunglasses and eyewear
T30202KW01	NINE WEST (Word Mark)	4/30/2005	70223			PENDING	14
	14 - Jewelry and watches
T30202KW02	NINE WEST (Word Mark)	4/30/2005	70224			PENDING	18
	18 - Accessories, handbags, small leather goods
T30202KW03	NINE WEST (Word Mark)	4/30/2005	70225			PENDING	25
	25 - Clothing and footwear
T30202KW04	NINE WEST (Word Mark)	4/30/2005	70226			PENDING	35
	35 - Retail store services
T30315KW00	STUDIO 9 (Word Mark)	1/14/2006	74593			PENDING	25
	25 - Clothing, footwear, headgear

LEBANON
T30441LB00	BOUTIQUE 9	2/19/2007	109838			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags and small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear and headgear

MACAO

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 14

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MACAO continued...
T00012MO02	BANDOLINO (Word Mark)	8/26/2004	N14779			PENDING	35
	35 - All services in class
T30233MO00	JOAN & DAVID	11/6/2006	N/25164			PENDING	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; Cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30233MO01	JOAN & DAVID	11/6/2006	N/25165			PENDING	18
	18 - Handbags, knapsacks, traveling bags and other kinds of bags all made of leather and imitation leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation leather; accessories for bags and purses.
T30233MO02	JOAN & DAVID	11/6/2006	N/25166			PENDING	25
	25 - Footwear, clothing, and headgear, including, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters, jerseys, suits, shirts, scarves, belts, gloves, hats, and lingerie.
T30202MO01	NINE WEST (Word Mark)	11/6/2006	N/25163			PENDING	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

MALAYSIA
3834/0364MY	BANDOLINO (Stylized)	10/29/1997	MA/15471/97			PENDING	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T00012MY00	BANDOLINO (Word Mark)	8/11/2004	04011684			PENDING	35
	35 - Retail Store Services
T30441MY00	BOUTIQUE 9	1/29/2007	07001571			PENDING	25
	25 - Clothing, footwear, headgear
T30441MY01	BOUTIQUE 9	1/29/2007	07001570			PENDING	18
	18 - Handbags and small leather goods
T30441MY02	BOUTIQUE 9	1/29/2007	07001569			PENDING	14
	14 - Jewelry
T30233MY00	CIRCA JOAN & DAVID	1/16/2004	200400635			PENDING	18
	18 - Handbags
T30233MY01	CIRCA JOAN & DAVID	1/16/2004	200400636			PENDING	25
	25 - Footwear
T30233MY02	CIRCA JOAN & DAVID & Design	1/16/2004	200400637			PENDING	18
	18 - Handbags
T30233MY03	CIRCA JOAN & DAVID & Design	1/16/2004	200400638			PENDING	25
	25 - Footwear
T30243MY00	COMFORT 2 (Stylized)	11/2/2004	04016942			PENDING	25
	25 - Footwear
T30233MY05	DAVID & DAVID & Design	1/16/2004	200400639			PENDING	18
	18 - Handbags
3834/0610MY	ENZO ANGIOLINI (Word Mark)	10/7/1994	MA/9135/94			PENDING	25
	25 - Shirts, T-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, hats, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers.
T30232MY01	MOOTSIES TOOTSIES	12/9/2005	05020795			PENDING	35
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 15

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MALAYSIA continued ...
T30232MY02	MOOTSIES TOOTSIES	12/9/2005	05020794			PENDING	25
	25 - Footwear
T30202MY01	NINE WEST (Word Mark)	6/12/2008	08011447			PENDING	09
	09 - All types of eyewear including sunglasses, eyeglasses, reading glasses and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.
T30202MY02	NINE WEST (Word Mark)		TBD			PENDING	25
	25 - Clothing, footwear, headgear
3834/0612MY	NINE WEST LOGO	10/7/1994	MA/9137/94			PENDING	25
	25 - Shoes, boots, moccasins and sandals.
3834/0578MY	NW NINE WEST	6/1/2000	2000/06943			PENDING	18
	18 - Briefcases, opera bags, satchels, trunks, suitcases, totes, shoulder bags, backpacks, knapsacks, wallets, name card cases, mountain climbing bags, key fobs and key cases, credit card cases, passport cases, check holders, ticket cases, traveling bags, umbrellas, parasols and walking sticks.
3834/0634MY00	NW NINE WEST MEN and Arrow Design	8/8/2000	2000/10831			PENDING	18
	18 - Briefcases, opera bags, satchels, trunks, suitcases, totes, shoulder bags, back packs, knapsacks, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, check holders, gas range cases, ticket cases and poly-bags, straw bags.
3834/0635MY00	NW NINE WEST MEN and Arrow Design	7/22/2000	2000/09789			PENDING	25
	25 - Footwear, clothing, headgear for men and boys.
T30232MY05	SAM & LIBBY	9/12/2005	05020797			PENDING	25
	25 - Footwear
T30232MY06	SAM & LIBBY	12/9/2005	05020798			PENDING	35
	35 - Retail store services

MEXICO
T20009MX01	9 WEST & CO. OUTLET	2/7/2003	587402			PENDING	42
	42 - Retail Store Services
T30441MX00	BOUTIQUE 9		TBD			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
T30233MX01	CIRCA JOAN & DAVID	1/16/2004	637784			PENDING	25
	25 - Footwear
T30233MX03	CIRCA JOAN & DAVID & Design	1/16/2004	637786			PENDING	25
	25 - Footwear
T30224MX00	ENZO ANGIOLINI (Word Mark)	7/4/2003	608482			PENDING	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
T30224MX02	ENZO ANGIOLINI (Word Mark)	8/6/2004	670630			PENDING	09
	09 - All kinds of glasses, including sunglasses, (not translated).
T15901MX00	forever	2/7/2003	587406			PENDING	42
	42 - RETAIL STORE SERVICES
T30078MX00	NINE & COMPANY (Logo)	8/15/2001	501720			PENDING	25
	25 - All goods in the class.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 16

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued ...
T30202MX02	NINE WEST (Word Mark)	7/27/2006	796649			PENDING	03
	03 - Perfume, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powers, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T00164MX02	PAPPAGALLO (Stylized)	6/15/2004	661645			PENDING	25
	25 - Clothing and footwear, excluding hats and caps
T30315MX00	STUDIO 9 (Word Mark)	1/16/2006	760709			PENDING	25
	25 - Clothing, footwear, headgear

MOLDOVA
T30441MD00	BOUTIQUE 9	5/27/2008	25298			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	25 - Clothing, footwear, headgear.
T30202MD00	NINE WEST (Word Mark)	5/27/2008	25299			PENDING	09,14,18 25,35
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	25 - Clothing, footwear, headgear.
	35 - Retail store services.

MONGOLIA
T30202MN01	NINE WEST (Word Mark)		TBD			PENDING	09,14,18 35
	09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	35 - Retail store services.

NAMIBIA (S.W. AFRICA)
T30202NA00	NINE WEST (Word Mark)	7/20/2007	2007/1480-81			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear

NEW ZEALAND
T30224NZ01	ENZO ANGIOLINI (Word Mark)	12/3/2007	780625			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; tote bags; attache cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;
T30202NZ00	NINE WEST (Word Mark)	12/3/2007	780622			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; tote bags; attache cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;

OMAN

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 17

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
OMAN continued ...
T30232OM01	MOOTSIES TOOTSIES	4/25/2005	36220			PENDING	25
	25 - Footwear
T30202OM02	NINE WEST (Word Mark)	5/1/2005	36280			PENDING	18
	18 - Accessories, handbags, small leather goods
T30202OM03	NINE WEST (Word Mark)	5/1/2005	36281			PENDING	25
	25 - Clothing, footwear, headgear
T30232OM03	SAM & LIBBY	4/25/2005	36222			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30315OM00	STUDIO 9 (Word Mark)	1/21/2006	38746			PENDING	25
	25 - Clothing, footwear, headgear

PAKISTAN
T30202PKO0	NINE WEST (Word Mark)	4/19/2004	194042			PENDING	35
	35 - Retail store services
3834/0410PK	NINE WEST (Word Mark)	10/29/1999	158,582			PENDING	18
	18 - All goods in the Class.

PANAMA
T00012PAO1	BANDOLINO (Word Mark)	2/26/2003	125860			PENDING	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30441PAO0	BOUTIQUE 9	4/25/2007	158990			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
T30441PAO1	BOUTIQUE 9	4/25/2007	158991			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
T30441PA02	BOUTIQUE 9	4/25/2007	158992			PENDING	25
	25 - Clothing, footwear, headgear
T30232PA04	SAM & LIBBY	4/22/2005	141983			PENDING	25
	25 - Footwear

PHILIPPINES
T00012PH01	BANDOLINO (Word Mark)	8/31/2004	4-2004-008032			PENDING	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking sticks.
T30441PH00	BOUTIQUE 9	1/9/2007	4-2007-000286			PENDING	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
T30233PH05	CIRCA JOAN & DAVID	7/25/2007	4-2007-007980			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 18

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PHILIPPINES continued...
T30233PH06	CIRCA JOAN & DAVID & Design	7/25/2007	4-2007-007981			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
T00055PH03	EASY SPIRIT (Word Mark)	5/15/2008	4-2008-005670			PENDING	25
	25 - Footwear, namely leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers
T00055PH04	EASY SPIRIT (Word Mark)	11/17/2008	4-2008-014055			PENDING	09,14,18
							25,35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Accessories, namely, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, briefcase type portfolios and umbrellas; small leather goods, namely, cosmetic bags sold empty, ; small leather .goods, namely clutch purses, leather key cases, credit card cases, change purses, wallets, business card cases and passport cases.
	25 - Clothing and headgear, namely, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail services
T30232PH00	MOOTSIES TOOTSIES	4/28/2005	4-2005-003906			PENDING	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear, namely shoes, boots, sandals and slippers
	35 - Retail Store Services
T30202PH00	NINE WEST (Word Mark)	10/16/2006	4-2006-011304			PENDING	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30202PH04	NINE WEST (Word Mark)	11/25/2008	4-2008-014268			PENDING	14,18
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
T30202PH05	NINE WEST (Word Mark)	11/25/2008	4-2008-014269			PENDING	09
	09 - Sunglasses and eyewear
3834/0382PH	NINE WEST LOGO	11/4/1994	96192			PENDING	18
	18 - Handbags and purses.
T30232PH04	SAM & LIBBY	6/12/2008	4-2008-006901			PENDING	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services

PUERTO RICO
T30224PR02	ENZO ANGIOLINI (Word Mark)	1/17/2003	68690			PENDING	14
	14 - Jewelry and watches

QATAR
T30315QA00	STUDIO 9 (Word Mark)	2/20/2006	38679			PENDING	25
	25 - Clothing, footwear, headgear

SAUDI ARABIA
T20576SA00	NINE WEST (Word Mark)	4/30/2005	96629			PENDING	25
	25 - Clothing, footwear and headgear

SOUTH AFRICA

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 19

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH AFRICA continued ...
T30441ZA00	BOUTIQUE 9	1/5/2007	2007/00355			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
T30441ZA01	BOUTIQUE 9	1/5/2007	2007/00356			PENDING	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags and small leather goods Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;
T30441ZA02	BOUTIQUE 9	1/5/2007	2007/00357			PENDING	25
	25 - Clothing, footwear, headgear
T30202ZA00	NINE WEST (Word Mark)	5/11/2005	2005109329			PENDING	25
	25 - Clothing, footwear, headgear
T30202ZA01	NINE WEST (Word Mark)	5/11/2005	2005109330			PENDING	35
	35 - Advertising; business management; business administration; office functions; offering for sale and the sale of goods in the retail and wholesale trade.
T30202ZA02	NINE WEST (Word Mark)	5/11/2005	2005109326			PENDING	09
	09 - Sunglasses and eyewear
T30202ZA03	NINE WEST (Word Mark)	5/11/2005	2005109327			PENDING	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30202ZA04	NINE WEST (Word Mark)	5/11/2005	2005109328			PENDING	18
	18 - Leather and imitations of leather and goods made of these materials not included in other classes; trunks and traveling bags; handbags; umbrellas, parasols.

SOUTH KOREA
T30302KR00	STUDIO 9 (Stylized)	9/16/2006	40-2006-47576			PENDING	25
	25 - Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes; slippers, sandals, slippers with a thick wooden soles, low heel shoes with a thick wooden sole, sandals with a thick wooden sole, one-piece dresses, two-piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jackets, slacks, jeans pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders for clothing, lounge-wear for women (clothing usually worn while relaxing at home), lounge-wear for men (clothing usually worn while relaxing at home), lounge-wear for children (clothing usually worn while relaxing at home), panty hose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, sun visors, berets, miters, hoods (clothing) turbans and top hats.

SRI LANKA
T30078LK00	NINE & COMPANY (Logo)	8/24/2001	104749			PENDING	25
	25 - All goods in the class.
3834/0598	NINE WEST (Word Mark)	6/14/2000	98396			PENDING	18
	18 - Handbags and leather goods
3834/0599LK	NINE WEST (Word Mark)	6/14/2000	98397			PENDING	25
	25 -

SWAZILAND
T30202SZ00	NINE WEST (Word Mark)	7/19/2007	304/07			PENDING	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear

TAIWAN
T30233TW04	CIRCA JOAN & DAVID & Design	8/20/2003	092050350			PENDING	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 20

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued...
T30233TW05	CIRCA JOAN & DAVID & Design	8/20/2003	092050349			PENDING	18
	18 - Handbags
T30202TW06	NINE WEST (Word Mark)		TBD			PENDING	25
	25 - Clothing, footwear, headgear
T30302TW00	STUDIO 9 (Stylized)	7/21/2006	095037685			PENDING	25
	25 - Shoes, boots, hosiery, clothing, caps and hats, scarves

THAILAND
T00012TH01	BANDOLINO (Word Mark)	8/13/2004	562268			PENDING	35
	35 - The bringing together, for the benefits of others, of a variety of goods, enabling customers to conveniently view and purchase those
T30233TH03	CIRCA JOAN & DAVID	12/9/2005	612216			PENDING	18
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233TH05	CIRCA JOAN & DAVID	12/9/2005	612218			PENDING	35
	35 - Retail store services
T30078TH00	NINE & COMPANY (Logo)	11/16/2001	472371			PENDING	25
	25 - Dresses, shirts, t-shirts, tank tops, blouses, turtlenecks, vests, camisoles, sweaters, sweatshirts, sweatpants, slacks, jeans, trousers/pants, shorts, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, socks, stockings, belts, ties, wristbands, gloves/mittens, shoes, sport shoes, hats/caps, scarves.
T30078TH01	NINE & COMPANY (Logo)	11/16/2001	472370			PENDING	18
	18 - Bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, portfolio, trunks, card cases, billfolds, wallets, key fobs of leather, key cases of leather, travelling bags, umbrellas, walking sticks.
T30302TH00	STUDIO 9 (Stylized)	8/2/2006	634309			PENDING	25
	25 - 1, Shirts 2.T-shirts 3. Tank tops 4. Blouses 5. Turtlenecks 6. Vests 7. Sweaters 8. Sweatshirts 9. Sweat pants 10. Slacks 11. Jeans 12. Trousers/pants 13. Shorts 14. Suits 15. Warm-up suits 16. Dresses 17. Jackets 18. Coats 19. Windbreakers 20, Parkas 21. Ponchos 22. Rainwear 223. Socks 24. Belts 25. Ties 26. Wristbands 27. Gloves 28. Mittens 20. Shoes 30. Sport shoes 31. Hats/caps 32. Scarves

TURKEY
T30233TR01	CIRCA JOAN & DAVID	8/15/2006	2006/39456			PENDING	03,14,18
							25,35
	03 - Cosmetics
	14 - Jewelry
	18 - Handbags and small leather goods
	25 - Clothing and Footwear
	35 - Retail store services
T30224TR00	ENZO ANGIOLINI (Word Mark)	8/24/2006	TBD			PENDING	35
	35 - The bringing together of a variety of goods, enabling customers to conveniently view and purchase those goods.
T30202TR01	NINE WEST (Word Mark)	5/30/2005	2005/021452			PENDING	14
	14 - Jewelry and watches
T30315TR00	STUDIO 9 (Word Mark)	1/19/2006	2006/001442			PENDING	25
	25 - Clothing made of all kinds of materials (innerwear and outerwear); hosiery; footwear; headgear; special articles for babies included in this class; ties; belts.

UNITED ARAB EMR
T30441AE00	BOUTIQUE 9		96520			PENDING	14
	14 - Jewelry
T30441AE01	BOUTIQUE 9		96521			PENDING	18
	18 - Handbags and small leather goods
T30441AE02	BOUTIQUE 9	6/24/2007	96522			PENDING	25
	25 - Clothing, footwear, headgear

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 21

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED ARAB EMR continued...
T30232AE05	MOOTSIES TOOTSIES	4/30/2005	69191			PENDING	35
	35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to Conveniently view and purchase those goods, in class 35
T30202AE01	NINE WEST (Word Mark)	5/14/2005	69707			PENDING	18
	18 - Accessories, handbags, small leather goods.
T30302AE00	STUDIO 9 (Stylized)	1/21/2006	76881			PENDING	25
	25 - Clothing, footwear, headgear

UNITED KINGDOM
T30315GB00	STUDIO 9 (Word Mark)	1/12/2006	4210918			PENDING	25
	25 - Clothing, footwear, headgear

VENEZUELA
T30441VEO0	BOUTIQUE 9	1/10/2007	00354/2007			PENDING	14
	14 - All goods in class.
T30441VEO1	BOUTIQUE 9	1/10/2007	00352/2007			PENDING	18
	18 - All goods in class.
T30441VEO2	BOUTIQUE 9	1/10/2007	00353/2007			PENDING	25
	25 - Clothing, footwear, headgear
T30233VEO1	CIRCA JOAN & DAVID	4/28/2005	05-8635			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233VEO4	CIRCA JOAN & DAVID	4/28/2005	05-8636			PENDING	25
	25 - Footwear
T30233VEO5	CIRCA JOAN & DAVID	4/28/2005	86382005			PENDING	35
	35 - Retail store services
T00057VEO0	EASY SPIRIT (Stylized)	10/8/2004	16019/2004			PENDING	35
	35 - Filed as a tradename for “a store engaged in the sale of products”.
T00055VEO4	EASY SPIRIT (Word Mark)	6/30/2005	14326			PENDING	35
	35 - Retail services of sunglasses and eyewear, jewelry and watches’ accessories, handbags and small leather goods; clothing, shoes and headgear.
T00055VEO5	EASY SPIRIT (Word Mark)	6/30/2005	14227			PENDING	18
	18 - Accessories, handbags, small leather goods.
T00055VEO6	EASY SPIRIT (Word Mark)	6/30/2005	14228			PENDING	14
	14 - Jewelry and watches
T00055VEO7	EASY SPIRIT (Word Mark)	6/30/2005	14229			PENDING	09
	09 - Sunglasses and eyewear
T30233VEO0	JOAN & DAVID	10/15/1990	1742990			PENDING	25
	25 - Ties, shirts, blouses, jackets, footwear
T30232VEO0	MOOTSIES TOOTSIES	4/28/2005	86332005			PENDING	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232VEO1	MOOTSIES TOOTSIES	4/28/2005	86372005			PENDING	35
	35 - Retail store services
T30232VEO2	MOOTSIES TOOTSIES	4/29/2005	86342005			PENDING	25
	25 - Footwear
T30202VEO0	NINE WEST (Word Mark)	6/30/2005	14231			PENDING	18
	18 - Accessories, handbags, small leather goods.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 22

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VENEZUELA continued...
T30202VE01	NINE WEST (Word Mark)	6/30/2005	14230			PENDING	25
	25 - Clothing, footwear, headgear
T30202VE02	NINE WEST (Word Mark)	6/30/2005	14233			PENDING	9
	9 - Sunglasses and eyewear
T00146VE15	NINE WEST (Word Mark)	6/30/2005	14232			PENDING	14
	14 - Watches and jewelry
T30315VE00	STUDIO 9 (Word Mark)	1/23/2006	1153/2006			PENDING	25
	25 - Clothing, footwear, headgear

VIETNAM
T30202VN01	NINE WEST (Word Mark)	6/25/2008	4-2008—13522			PENDING	09
	09 - All types of eyewear including sunglasses, eyeglasses, reading glasses and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.

VIRGIN ISLANDS
T30202VS01	NINE WEST (Word Mark)					MAILED	14
	14 - Jewelry
T30202VS03	NINE WEST (Word Mark)		N/A			PENDING	25
	25 - Wearing apparel for women, namely, leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves and hats

			END OF REPORT			TOTAL ITEMS SELECTED =	328

TRADEMARK APPLICATIONS
UNITED STATES
Jones Investment Co. Inc.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 1
Country: US

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
A LINE and Design
UNITED STATES	T30349US05	3/11/2009	77/688,186			PENDING	14
	14 - jewelry

AK ANNE KLEIN
UNITED STATES	253522	2/7/2006	78/809,196			ALLOWED	3
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

AK ANNE KLEIN * will be abandoned
UNITED STATES	T30276US11	1/27/2006	78/800,707			ALLOWED	24,27
	24 - sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets; hand towels made of textile; table linens, namely, napkins and place mats
	27 - bath rugs

ANNE KLEIN
UNITED STATES	248646	2/6/2006	78/808,054			ALLOWED	3
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

BEHOLD
UNITED STATES	T30436US00	11/6/2006	77/037,424			ALLOWED	25
	25 - tops and bottoms

BEHOLD heart design
UNITED STATES	T30436US01	6/21/2007	77/211,708			ALLOWED	25
	25 - tops and bottoms
BLUE SUDS
UNITED STATES	T30466US00	2/5/2008	77/388,703			ALLOWED	25
	25 - Tops and Bottoms

DENIM DIET
UNITED STATES	T30475US00	7/1/2008	77/512,044			ALLOWED	25
	25 - Denim Bottoms

E JEANS Stylized
UNITED STATES	T30204US00	2/13/2004	78/367,698			ALLOWED	25
	25 - Clothing, namely, skirts, pants, shorts, tops, shirts, and jackets

EMBRACE YOUR INDEPENDENCE
UNITED STATES	T30447US00	1/25/2007	77/091,278			ALLOWED	25
	25 - Bottoms; Bras; Camisoles; [Coats; Footwear];[ Hats;] Jackets; Jeans; Panties; [Socks;] [Tights;] Tops

EVAN-PICONE
UNITED STATES	T00066US08	11/20/2006	77/047,759			ALLOWED	14
	14 - Jewelry and Watches

EYE FALCON
UNITED STATES	T30434US00	10/6/2006	77/015,363			ALLOWED	25
	25 - tops and bottoms

GLO JEANS Stylized horizontal
UNITED STATES	T30469US01	4/15/2008	77/448,142			PENDING	25
	25 - tops and bottoms

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLO JEANS Stylized vertical
UNITED STATES	T30469US00	4/15/2008	77/448,148			PENDING	25
	25 - tops and bottoms
GRANE
UNITED STATES	T30286US02	10/2/2007	77/294,196			ALLOWED	25
	25 - Footwear
GREEN INDIGO (Opposed)
UNITED STATES	T30462US00	8/7/2007	77/249,189			PENDING	25
	25 - top and bottoms
GV BABY (Suspended)
UNITED STATES	T30235US01	9/10/2004	78/481,772			PENDING	25
	25 - Children’s and infants clothing
HEED (Opposed)
UNITED STATES	T30435US00	10/10/2006	77/017,534			PENDING	025
	025 - tops and bottoms
J JONES NEW YORK logo
UNITED STATES	T30459US00	4/26/2007	77/166,523			ALLOWED	25
	25 - tops bottoms footwear belts
UNITED STATES	T30459US01	4/26/2007	77/166,544			ALLOWED	18
	18 - handbags, wallets, purses, leather key cases
JJ JUDITH JACK
UNITED STATES	T30050US01	8/21/2006	78/956,614			ALLOWED	25
	25 - Belts
UNITED STATES	T30050US02	8/21/2006	78/956,599			ALLOWED	18
	18 - handbags
JNY
UNITED STATES	T00094US05	7/2/2007	77/220,102			ALLOWED	14
	14 - Jewelry and watches
UNITED STATES	T00094US06	12/22/2008	77/638,024			PENDING	25
	25 - Belts
JONES NEW YORK
UNITED STATES	T00103US21	10/13/2008	77/591,094			PENDING	25
	25 - swimwear
UNITED STATES	T00103US22	12/23/2008	78/786,547			PENDING	14
	14 - jewelry and watches
JONES NEW YORK ESSENTIALS
UNITED STATES	T30061US01	10/18/2007	77/307,086			ALLOWED	25
	25 - tops, bottoms and jackets
JONES NEW YORK SIGNATURE
UNITED STATES	T30181US11	8/28/2009	77/558,593			ALLOWED	18
	18 - Handbags, purses, key cases, cosmetic cases sold empty
JONES WEAR
UNITED STATES	T00118US08	5/13/2005	78/629,320			ALLOWED	18
	18 - Handbags, purses, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather
UNITED STATES	T00118US09	5/13/2005	78/629,326			ALLOWED	25
	25 - Apparel, namely coats, suits, jackets, pants, shirts, vests, belts, scarves, gloves, hats, earmuffs, hosiery and [footwear]
UNITED STATES	T00118US15	5/13/2005	78/629,333			ALLOWED	25
	25 - Footwear
UNITED STATES	T00118US17	8/29/2008	77/558,581			SUSPENDED	25
	25 - Swimwear
UNITED STATES	T00118US16	12/22/2005	78/779,240			ALLOWED	14
	14 - Jewelry and Watches

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES WEAR JEANS
UNITED STATES	T30275US00	2/25/2005	78/575,095			ALLOWED	25
	25 - pants, skirts, jackets, shirts, sweaters,
KASPER
UNITED STATES	T30402US02	4/14/2008	77/447,405			ALLOWED	25
	25 - Footwear
L.E.I.
UNITED STATES	T30162US06	7/17/2008	77/524,494			ALLOWED	14
	14 - jewelry
UNITED STATES	T30162US07	7/17/2008	77/524,482			ALLOWED	003
	003 - Fragrances and Cosmetics
UNITED STATES	T30162US09	8/14/2008	77/547,108			ALLOWED	25
	25 - sleepwear, pajamas and loungewear
UNITED STATES	T30162US10	4/13/2009	77/712,439			PENDING	18
	18 - handbags
L.E.I. (men’s design)
UNITED STATES	T30485US00	4/6/2009	77/707,185			PENDING	25
	25 - tops and bottoms
L.E.I. [365]
UNITED STATES	T30478US00	1/30/2009	77/659,922			PENDING	25
	25 - TOPS AND BOTTOMS
L.E.I. [365] LIFE ENERGY INTELLIGENCE
UNITED STATES	T30478US01	1/30/2009	77/659,929			PENDING	25
	25 - Tops and Bottoms
L.E.I. [365] LIFE ENERGY INTELLIGENCE stylized
UNITED STATES	T30478US02	2/3/2009	77/662,370			PENDING	25
	25 - Tops and Bottoms
L.E.I. YOUR WORLD
UNITED STATES	T30460US00	5/9/2007	77/176,532			ALLOWED	25
	25 - tops and bottoms
UNITED STATES	T30460US01	5/9/2007	77/176,505			ALLOWED	35
	35 - on-line and retail store services
Lion’s Head Design
UNITED STATES	T30322US01	2/7/2006	78/809,197			ALLOWED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
LOCK STITCH CONTROL
UNITED STATES	T30474US00	7/14/2008	77/521,189			PENDING	25
	25 - Bottoms
THIS IS L.E.I. COUNTRY
UNITED STATES	T30471US00	5/9/2008	77/470,412			ALLOWED	25
	25 - tops and bottoms
UNITED STATES	T30471US01	5/9/2008	77/470,425			ALLOWED	25
	25 - footwear

Owner Trademark Report by Mark						Printed:4/27/2009	Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THIS IS LEI. COUNTRY continued....
UNITED STATES	T30471US02	5/9/2008	77/470,648			ALLOWED	18
18 - Handbags and wallets
UNITED STATES	T30471US03	5/9/2008	77/470,662			ALLOWED	14
14 - jewelry and watches
UNITED STATES	T30471US04	5/9/2008	77/470,634			ALLOWED	9
9 - eye wear
UNITED STATES	T30471US05	5/9/2008	77/470,491			ALLOWED	03
03 - cosmetics and fragrances
UNITED STATES	T30471US06	5/9/2008	77/470,386			ALLOWED	35
35 - On-line computerized retail services; retail store services
VOYCE
UNITED STATES	T30455US00	4/10/2007	77/152,529			ALLOWED	25
25 - tops and bottoms
X-AM
UNITED STATES	T00237US03	7/11/2006	78/926,741			ALLOWED	25
25 - tops and bottoms
			END OF REPORT			TOTAL ITEMS SELECTED =	51

TRADEMARK APPLICATIONS
UNITED STATES
Nine West Development Corporation

Owner Trademark Report by Mark							Printed: 4/27/2009	Page 1

Country: US
Status: PENDING
COUNTRY		REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 BY NINE WEST
UNITED STATES		T30325US01	1/17/2008	77/373,830			ALLOWED	09
09 - eyewear
UNITED STATES		T30325US02	1/17/2008	77/373,839			ALLOWED	14
14 - jewelry and watches
UNITED STATES		T30325US03	1/17/2008	77/373,845			ALLOWED	18
18 - handbags, wallets, keycases
UNITED STATES		T30325US04	1/17/2008	77/373,851			ALLOWED	25
25 - tops, bottoms, dresses
9 LOVES
UNITED STATES		T30468US00	4/14/2008	77/447,175			ALLOWED	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes
9 OF DIAMONDS BY NINE WEST and Design
UNITED STATES		T30444US00	1/11/2007	77/081,208			ALLOWED	25
25 - footwear
UNITED STATES		T30444US01	1/11/2007	77/081,197			ALLOWED	25
25 - footwear
9 OF HEARTS
UNITED STATES		T30166US04	12/20/2006	77/068,189			ALLOWED	14
14 - Jewelry and Watches
UNITED STATES		T30166US05	12/20/2006	77/068,339			ALLOWED	18
18 - handbags
UNITED STATES		T30166US06	12/20/2006	77/068,226			ALLOWED	25
25 - Bottoms; Dresses; Tops
UNITED STATES		T30166US07	12/20/2006	77/068,236			ALLOWED	25
25 - footwear
UNITED STATES		T30166US08	6/7/2007	77/200,077			ALLOWED	3
3 - Bar soap; Bath gel; Blush; Body lotion; Cologne; Cosmetic pencils; Eau de parfum; Eau de toilette; Eau-de-toilette; Eyeliner; Eyeshadow; Face powder; Facial lotion; Foundation; Lipstick; Make-up
9 X 9 BY NINE WEST
UNITED STATES		T30325US00	3/15/2006	78/837,371			ALLOWED	25
25 - pants, tops, jackets, skirts
B FLEXIBLE BY BANDOLINO
UNITED STATES		T30424US00	7/10/2006	78/925,755			ALLOWED	25
25 - Footwear
BOUTIQUE 9
UNITED	STATES	T30441US05	12/21/2006	77/069,142			ALLOWED	14,18,25
14 - Jewelry
18 - Handbags and small leather goods, namely, clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases
25 - Footwear

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DREAMFLEX
UNITED STATES	T30476US00	12/10/2008	77/630,056			PENDING	25
	25 - Footwear
UNITED STATES	T30476US01	2/13/2009	77/669,935			PENDING	35
	35 - Store services
EASY SPIRIT
UNITED STATES	T15856US61	8/3/2006	78/943,748			ALLOWED	14
	14 - Jewelry
UNITED STATES	T15856US62	6/12/2007	77/203,660			ALLOWED	25
	25 - tops and bottoms
EASYPRO
UNITED STATES	T30483US00	3/20/2009	77/695,436			PENDING	25
	25 - Footwear
EBREEZE
UNITED STATES	T00062US01	6/9/2006	78/904,849			ALLOWED	25
	25 - Footwear
CIRCA JOAN & DAVID (Stylized)
UNITED STATES	T30233US06	7/16/2003	78/274,847			PENDING	25
	25 - Clothing, namely, pants, suits, blouses, shirts, scarves, hosiery, jackets, footwear
* Request for Extension of Time to oppose has been filed
CIRCA JOAN & DAVID
UNITED STATES	T30233US07	7/16/2003	78/274,851			PENDING	25
	25 - Clothing, namely, pants, suits, blouses, shirts, scarves, hosiery, jackets, footwear
* Request for Extension of Time to Oppose has been filed
JOAN & DAVID
UNITED STATES	T30233US16	7/28/2008	77/532,381			ALLOWED	25
	25 - Suits, jackets, shirts, blouses, sweaters, scarves, coats, belts, gloves, hats, pants, dresses, and lingerie
NINE & COMPANY
UNITED STATES	T00145US16	9/29/2005	78/723,457			ALLOWED	03
	03 - Bath oil; Bath soaps in liquid, solid or gel form; Blush; Body lotion; Body lotions; Body spray used as a personal deodorant and as fragrance; Cologne; Eau de toilette; Eye cream; Eye shadow; Eyebrow pencils; Eyeliner; Foundation; Fragrances for personal use; Hand soaps; Lip liner; Lipsticks; Mascaras; Perfume; Perfumed powder; Pressed face powder; Room fragrances; Skin cream; Skin moisturizer; Soaps for body care; Sun tan lotion; Sun tan oil
NINE BY NINE WEST
UNITED STATES	T30325US05	1/17/2008	77/373,854			ALLOWED	09
	09 - eyewear
UNITED STATES	T30325US06	1/17/2008	77/373,892			ALLOWED	14
	14 - jewelry and watches
UNITED STATES	T30325US07	1/17/2008	77/373,896			ALLOWED	18
	18 - handbags, wallets, keycases
UNITED STATES	T30325US08	1/17/2008	77/373,906			ALLOWED	25
	25 - tops, bottoms, dresses
NINE WEST
UNITED STATES	T00146US15	12/16/2008	77/634,300			PENDING	25
	25 - SWIMWEAR,
NINE WEST (Word Mark)
UNITED STATES	T30202US00	9/30/2005	78/724,031			ALLOWED	03
	03 - Perfume, cologne, eau de toilette, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; Cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eyeshadow, eye cream, eyeliner, mascara and eyebrow pencils.

Owner Trademark Report by Mark						Printed: 4/27/2009	Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST 9 VINTAGE AMERICA COLLECTION & Design
UNITED STATES	T30484US00	3/24/2009	77/697,548			PENDING	18
	18 - Handbags
UNITED STATES	T30484US01	3/24/2009	77/697,562			PENDING	25
	25 - tops, bottoms, footwear, belts
NWX
UNITED STATES	T30071US01	5/24/2006	78/891,508			ALLOWED	025
	025 - Shirts, jackets, tops, dresses, skirts, pants, shorts and jumpers
PAPPAGALLO (word mark)
UNITED STATES	T30192US04	3/11/2009	77/688,033			PENDING	9
	9 - prescription and non-prescription eyewear and sunglasses
UNITED STATES	T30192US05	3/11/2009	77/688,049			PENDING	14
	14 - jewelry and watches
UNITED STATES	T30192US06	3/11/2009	77/688,061			PENDING	18
	18 - handbags, satchels, totes, back packs, luggage, clutches, coin cases, wallets, key cases, cosmetic cases sold empty
UNITED STATES	T30192US07	3/11/2009	77/688,097			PENDING	25
	25 - tops and bottoms
UNITED STATES	T30192US08	3/11/2009	77/688,109			PENDING	25
	25 - footwear
RICKI2GO
UNITED STATES	T30294US00	6/9/2005	78/647,400			ALLOWED	025
	025 - Footwear
SAM & LIBBY and HEART DESIGN
UNITED STATES	T30438US01	3/10/2009	77/686,977			PENDING	25
	25 - Dresses
SPA EASY SPIRIT
UNITED STATES	T20330US00	10/24/2007	77/311 ,744			ALLOWED	25
	25 - Footwear
THIS IS YOUR LIFE LIVE IT COMFORTABLY
UNITED STATES	T20956US02	10/23/2007	77/310,756			ALLOWED	35
	35 - Retail store services in the field of footwear and apparel.
TRUE SPIRIT
UNITED STATES	T30457US00	4/12/2007	77/155,196			ALLOWED	18
	18 - handbags, wallets, purses, key cases
UNITED STATES	T30457US01	4/12/2007	77/155,218			ALLOWED	25
	25 - tops, bottoms, footwear, belts
V.A.C.
UNITED STATES	T30486US00	4/14/2009	77/713,543			PENDING	25
	25 - Tops and Bottoms
WESTIES
UNITED STATES	T15982US03	3/11/2009	77/688,200			PENDING	14
	14 - jewelry
			END OF REPORT			TOTAL ITEMS SELECTED =	46

TRADEMARK REGISTRATIONS
Foreign
Jones Investment Co. Inc.

Owner Trademark Report by Country Printed:
	5/7/2009	Page 1
Country Omitted: UNITED STATES
Status: REGISTERED

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANDORRA
T30276AD0O	AK ANNE KLEIN	8/11/2008	26417	8/11/2008	26417	REGISTERED	18,25,9
							14,35
	18 - Handbags and smg’s
	25 - Footwear
	9 -
	14 -
	35 -
118799	ANNE KLEIN	12/13/1996	1877	12/13/1996	20519	REGISTERED	25
	25 - Clothing, footwear and headgear.
377	JONES NEW YORK	6/13/1997	6683	6/13/1997	659938	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, footwear, headgear.
	25 -

ANGUILLA
T30044AI00	JUDITH JACK			12/11/2002	3453	REGISTERED	10,14,50
	10 - Watches (Local Class 10)
	14 - Local Class 14. Goods of precious metals (including nickel, Brittannia Metal) and jewelry and imitations of such goods and jewelry.
	50 - (10) Local Class 50(10)

ANTIGUA & BARBUDA
T30276AG00	AK ANNE KLEIN	7/23/2007	33818	1/18/2008	6825	REGISTERED	3,9,14
							18,25
	3-
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T30276AG01	ANNE KLEIN NEW YORK	7/23/2007	33821	1/18/2008	6824	REGISTERED	3,9,14, 18,25
	3-
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T30044AG00	JUDITH JACK	3/6/2002	6012	3/6/2002	6012	REGISTERED	14
	14 - Jewelry and watches

ARGENTINA
118688	ANNE KLEIN	5/11/1984	1434419	4/30/1993	1938735	REGISTERED	3
	3 - ALL GOODS IN INTERNATIONAL CLASS 3
118731	ANNE KLEIN & Lion Head Design	10/3/1991	1818726	9/30/1993	1961624	REGISTERED	25
	25 - ALL GOODS IN INTERNATIONAL CLASS 25
4	EVAN-PICONE	2/27/2003	2415010	4/4/2004	1972785	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 2

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ARGENTINA continued ...
T00066AR02	EVAN-PICONE	9/17/2003	2448742	1/25/2005	2007349	REGISTERED	25
	25 - Clothing, footwear, headgear.
429	JONES NEW YORK		N/A	4/28/1995	2584223	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00103AR01	JONES NEW YORK	7/3/2001	2344778	11/25/2002	1900393	REGISTERED	14
	14 - Jewelry and watches
T00103AR03	JONES NEW YORK	7/3/2001	2344779	1/1/2003	1900394	REGISTERED	18
	18 - Handbags and small leather goods
T00103AR05	JONES NEW YORK	7/3/2001	2344780	11/25/2002	1900395	REGISTERED	35
	35 - Retail Services
T00103AR06	JONES NEW YORK	7/3/2001	2344777	6/14/2005	2031171	REGISTERED	9
	9 - EYEGLASSES AND SUNGLASSES
T30162AR00	L.E.I.		2228852	7/31/2003	1943423	REGISTERED	25
	25 - apparel footwear and headgear
T30154AR00	L.E.I. and Design		2228854	7/31/2003	1943426	REGISTERED	25
	25 - apparel footwear and headgear
T30157AR00	L.E.I. LIFE ENERGY INTELLIGENCE and Design		na	3/31/2000	1.785.077	REGISTERED	25
	25 - apparel footwear and headgear

ARUBA
T30276AB00	AK ANNE KLEIN	1/15/2007	07011511	12/6/2007	26881	REGISTERED	3,9,14
							18,25
3 -
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
118791	ANNE KLEIN	9/12/1996	IM-960912.19	9/12/1996	18170	REGISTERED	18
	18 - All goods in Class 18.
118915	ANNE KLEIN II	9/12/1996	IM-960912.18	9/12/1996	18169	REGISTERED	18
	18 - All goods in Class 18.
T30276AB01	ANNE KLEIN NEW YORK	1/15/2007	07011512	12/6/2007	26882	REGISTERED	3,9,14
							18,25
	3 -
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T00103AB00	JONES NEW YORK	7/30/2004	23024	8/27/2004	23024	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044AB00	JUDITH JACK	11/29/2001	0112g.12	3/19/2003	22281	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts

AUSTRALIA

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 3

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRALIA continued ...
118978	A LINE ANNE KLEIN	2/6/1995	652452	2/6/1995	652452	REGISTERED	25
	25 - Clothing, footwear, headgear; excluding footwear for children.
203723	AK ANNE KLEIN	7/19/2004	1011792	7/19/2004	1011792	REGISTERED	14
	14 - Jewelry, Including jewelry made of precious and non-precious metals; horological and chronometric instruments, watches, clocks and timers.
T30354AU01	AK ANNE KLEIN	9/10/2007	1198359	9/10/2007	1198359	REGISTERED	3,9,18 25
	3 - Fragrances and Cosmetics
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	18 - Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
118349	ALBERT NIPON	1/17/1980	342046	1/17/1980	342046	REGISTERED	25
	25 - All types of wearing apparel; all other goods in said class.
118351	ALBERT NIPON	1/4/1984	401949	1/4/1984	401949	REGISTERED	16
	16 - Dress patterns and all other goods in this class.
118850	ANNE KLEIN	6/16/1997	736959	6/16/1997	736959	REGISTERED	9
	9 - Eyeglass frames, sunglass frames, eyeglasses, sunglasses, clip-on sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords; parts, accessories and fittings for eyeglasses and sunglasses.
203718	ANNE KLEIN	7/19/2004	1011791	7/19/2004	1011791	REGISTERED	14
	14 - Jewelry including jewelry made of precious and non-precious metals; watches, clocks and timers.
118742	ANNE KLEIN & Lion Head Design (Label)	2/26/1993	597043	2/26/1993	B597043	REGISTERED	18
	18 - Women’s personal leather accessories in this class, handbags and tote bags.
118551	ANNE KLEIN (Script-Diagonal)	11/29/1973	274394	11/29/1973	274394	REGISTERED	25
	25 - All goods included in Class 25.
118547	ANNE KLEIN (Script — Diagonal)	11/29/1973	274390	11/29/1973	274390	REGISTERED	14
	14 - All goods included in this class.
118548	ANNE KLEIN (Script — Diagonal)	11/29/1973	274391	11/29/1973	274391	REGISTERED	18
	18 - All goods in Class 18.
118550	ANNE KLEIN (Script — Diagonal)	11/29/1973	274393	11/29/1973	274393	REGISTERED	24
	24 - All goods in Class 24.
118546	ANNE KLEIN (Script — Diagonal)	11/29/1973	274389	11/29/1973	274389	REGISTERED	3
	3 - All goods included in this class.
118903	ANNE KLEIN II	9/22/1992	587014	9/22/1992	587014	REGISTERED	14
	14 - All goods included in this class.
118883	ANNE KLEIN II (Block and Stylized Series — Australia)	2/22/1993	596574	2/22/1993	596574	REGISTERED	18
	18 - Women’s personal leather accessories in this class, handbags and tote bags.
118818	ANNE KLEIN II (stylized)	5/21/1987	465590	5/21/1987	465590	REGISTERED	25
	25 - Clothing, footwear and headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 4

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRALIA continued ...
T30276AU00	ANNE KLEIN NEW YORK	9/10/2007	1198360	9/10/2007	1198360	REGISTERED	3,9,14
							18,25
	3 - Fragrances and Cosmetics
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 - Jewelry and Watches
	18 - Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
6	EVAN-PICONE	2/21/1983	387704	1/30/1986	387704	REGISTERED	25
	25 - All goods in Class 25, excluding boots, shoes, slippers and sandals. Agent Acknowledged inst. to renew 10/7/03
5	EVAN-PICONE	6/20/1990	536,530	8/20/1992	A536530	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30124AU11	Floating Swan Design			8/25/1984	A412805	REGISTERED	25
	25 - Women’s sportswear, namely blouses, tops, sweaters, skirts, pants, jeans, shorts, bathing suits and accessories therefor.
T30124AU06	G.V. Triangle design			3/11/1981	B357581	REGISTERED	25
	25 - Clothing, including jeans and tops and all goods in the class
T30242AU00	GLO JEANS	5/31/2006	1116799	5/31/2006	1116799	REGISTERED	025
	025 - Clothing including pants skirts, dresses, jackets coats, blouses, shirts, hosiery, belts and footwear
T30124AU03	GLORIA VANDERBILT		376293	6/2/1982	B376293	REGISTERED	18
	18 - knapsacks and bags, namely, handbags, purses, carryalls, duffel bags, and cosmetic cases sold empty, umbrellas
T30124AU07	GLORIA VANDERBILT			4/15/1982	B374252	REGISTERED	25
	25 - Clothing and all other goods in the class
T30124AU00	GLORIA VANDERBILT & Swan Design	8/15/1994	637840	8/14/1994	637840	REGISTERED	25
	25 - men’s, women’s and children’s pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties
T30125AU00	GLORIA VANDERBILT Signature		226158	8/3/1979	A226158	REGISTERED	25
	25 - clothing
T30125AU01	GLORIA VANDERBILT Signature			6/2/1982	A376292	REGISTERED	18
	18 - LEATHER AND IMITATIONS OF LEATHER, AND ARTICLES MADE FROM THESE MATERIALS
T30200AU00	JEANSTAR	11/1/2004	1027730	11/1/2004	1027730	REGISTERED	025
	025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 5

REFERENCE		MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRALIA continued...
312		JONES NEW YORK	6/2/1997	735851	6/2/1997	735851	REGISTERED	010,9,14
								18,25
	010 - Clothing, footwear, headgear.

	Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery essential oils, cosmetics, hair lotions; dentifrices.

	Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

	Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	9 - eye wear
	14 -
	18 -
	25 -
T00113AU00		JONES NEW YORK SPORT	11/2/2001	893983	6/18/2002	893983	REGISTERED	25
	25 - Clothing, footwear and headgear
T30044AU00		JUDITH JACK	9/27/2001	890509	9/27/2001	890509	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts
118402		KASPER	2/23/1998	755735	2/23/1998	755735	REGISTERED	25
	25 - Wearing apparel, including sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.
T30154AU00		L.E.I			3/31/2000	1785077	REGISTERED	25
	25 - Apparel, footwear and headgear
T30154AU02		L.E.I LIFE ENERGY	12/24/1999	na	12/24/1999	782897	REGISTERED	25
		INTELLIGENCE and Design
	25 - Apparel footwear and headgear
T30154AU01		L.E.I. and Design			12/24/1999	799362	REGISTERED	25
	25 - Apparel footwear and headgear
T30154AU05		LEI THONG		NA	4/12/2001	872608	REGISTERED	25
	25 - Apparel, footwear and headgear
T30154AU06		LEI THONG & Design		NA	4/12/2001	872607	REGISTERED	25
	25 - Apparel, footwear and headgear
T30157AU00		LIFE ENERGY INTELLIGENCE	12/24/1999	na	12/24/1999	799364	REGISTERED	25
	25 - Apparel footwear and headgear
118680		Lion Head Design	1/23/1989	503408	1/23/1989	503408	REGISTERED	14
	14 - Women’s costume jewelry, fabricated from base metals, sterling silver, electroplated gold and silver, gold-filled materials, synthetic and semi-precious stones, and diamonds.
118738		Lion Head Design	9/22/1992	587015	9/22/1992	587015	REGISTERED	14
	14 - All goods included in this class.
118553		Lion Head Design	6/25/1976	298104	6/25/1976	298104	REGISTERED	25
	25 - All goods included in this class.
T30005AU00		RICHELIEU			4/3/1978	B316926	REGISTERED	14
	14 - JEWELRY NOT BEING IN THE FORM OF SMOKERS’ ARTICLES.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 6

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRALIA continued ...
T30154AU04	Slanted Bubble Design	12/24/1999	na	12/24/1999	799361	REGISTERED	25
	25 - Apparel footwear and headgear
T30124AU09	Swan Design			6/23/1982	A377268	REGISTERED	18
	18 - All goods in this class
T30124AU10	Swan Design			8/3/1990	A398242	REGISTERED	25
	25 - Women’s sportswear, namely blouses, tops, sweaters, skirts, pants, jeans, shorts, bathing suits and accessories therefor.
T30124AU02	VANDERBILT BY GLORIA VANDERBILT		380503	9/2/1982	A380503	REGISTERED ·	03
	03 - Cosmetics, Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders and preparations for personal care.
T30124AU04	VANDERBILT GLORIA VANDERBILT & Swan Design		381064	9/15/1982	A381064	REGISTERED	03
	03 - Cosmetics, toiletries, perfumes, fragrances, talc, lotions, for cosmetic purposes, shampoos, soaps, beauty preparations and preparations for personal care and all other goods in the class.

AUSTRIA
118374	ALBERT NIPON		AM 3071/81	3/29/1982	99329	REGISTERED	3,4,14,16,18
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, preparations for body and beauty care, hair lotions; dentifrices
	4 - industrial oils and greases (except edible oil, edible greases and essential oils); lubricants; dust binding components; fuels (including motor spirit)and illuminants; candles, night lights, wicks for lighting
	14 - precious metals and their alloys as well as goods made thereof and coated therewith (except cutlery, forks and spoons); jewelry, precious stones; clocks and watches and other means for measuring of time
	16 - paper, cardboard and goods made from these materials, not included in other classes; printing matters, papers and magazines, books, bookbinding articles; photographs; stationery, adhesives (for stationery); artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); playing cards; printers’ types; printing blocks
	18 - leather and leather imitations as well as goods made thereof, not included in other classes, in particular jewelry bags, travelling bags, cosmetic bags; animals skins and hides; travelling and hand suitcases; umbrellas parasols and walking sticks; whips, harness and
118554	ANNE KLEIN	5/21/1976	AM 1438/76	4/3/1981	96556	REGISTERED	3
	3 - Perfume; cologne; toilet water; dusting powder; bath oil; body splash; soap; oil; toner; mask; astringent; face lotion; skin lotion; cleansing lotion; depilatories; hair coloring preparations; hair conditioners; face powder; makeup items; sun care products.
118702	ANNE KLEIN & Lion Head Design	6/27/1990	AM3283/90	9/6/1990	132483	REGISTERED	25
	25 - Clothing, boots, shoes and slippers.
12	E.P.S. EVAN-PICONE SPORT	3/5/1990	AM 1160/90	9/17/1990	132676	REGISTERED	25
	25 - Clothing, footwear, headgear.
3	EVAN-PICONE	9/10/1968	AM2183/68	11/22/1968	63189	REGISTERED	18,25
	18 - hosiery, woven and knitted clothing, body linen, table linen, bed linen, corsets, neckties, braces, gloves

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
25 -
8	EVAN-PICONE SPORT	5/2/1991	AM 593/91	6/17/1991	136155	REGISTERED	25
	(STYLIZED)
	25 - Clothing, footwear, headgear.
T30124AT00	GLORIA VANDERBILT			8/5/1991	136902	REGISTERED	24
	24 - Home Furnishings
430	JNY JONES NEW YORK &	3/12/1991	n/a	11/20/1991	138893	REGISTERED	25
	25 - Clothing

BAHAMAS

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 7

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BAHAMAS continued...
13	EVAN-PICONE	11/10/1983	11,115	11/21/1983	11,115	REGISTERED	38
	38 - Clothing, footwear, headgear.
388	JONES NEW YORK	6/30/1997	19734	6/30/1997	19734	REGISTERED	38
	38 - Clothing, footwear, headgear.
399	JONES NEW YORK	7/11/1997	19743	7/11/1997	19743	REGISTERED	37
	37 - Leather goods
T30044BS01	JUDITH JACK	1/28/2002	24525	9/27/2006	24525	REGISTERED	37
	37 - LEATHER, SKINS UNWROUGHT AND WROUGHT, AND ARTICLES MADE OF LEATHER NOT INCLUDED IN OTHER CLASSES (TO COVER “HANDBAGS AND BELTS”. PROVIDING THESE CASES OF MADE OF LEATHER.
T30044BS02	JUDITH JACK	1/28/2002	24526	9/27/2006	24526	REGISTERED	14
	14 - GOODS OF PRECIOUS METALS AND JEWELRY, AND IMITATIONS OF SUCH GOODS AND JEWELRY (TO COVER

BAHRAIN
T30338BH01	A (Underscored) LINE ANNE	9/21/1994	1087/94	9/21/1994	17939	REGISTERED	25
	25 -Clothing, including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, namely scarves, mufflers, ascots and ties, overalls, gloves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear and footwear (including shoes, boots and slippers), except for children’s footwear
118780	ANNE KLEIN			9/21/1994	17940	REGISTERED	25
	25 - CLOTHING, INCLUDING JACKETS, COATS, PARKAS, RAINCOATS, BLAZERS, BLOUSES, SHIRTS, DRESSES, SUITS, TROUSERS, PANTS, JEANS, SHORTS, T-SHIRTS, SKIRTS, JUMPSUITS, SWEATERS, CARDIGANS, HATS, BELTS, HEADBANDS, LINGERIE, NECKWEAR, OVERALLS, GLOVES, SCARVES, SHAWLS, MUFFLERS, HOSIERY, STOCKINGS (KNEE-HIGH AND THIGH-HIGH), PANTYHOSE, TIGHTS, SOCKS, LEGGINGS, SWIMWEAR; FOOTWEAR, INCLUDING BOOTS, SHOES, ATHLETIC FOOTWEAR, AND SLIPPERS; AND HEADGEAR
118902	ANNE KLEIN II	9/21/1994	1089/94	9/21/1994	17938	REGISTERED	25
	25 - Clothing, including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves, scarves, shawls, mufflers, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; footwear, including boots, shoes, athletic footwear, and slippers; and headgear.
T30005BH01	NAPIER	6/27/1988	426/88	12/29/1992	11734	REGISTERED	14
	14 - Jewelry made of previous and semi-precious metals.

BARBADOS
118792	ANNE KLEIN	9/13/1996	N/A	2/23/2000	81/11443	REGISTERED	18
	18 - HANDBAGS, TOTE BAGS, AND PERSONAL LEATHER ACCESSORIES, NAMELY BILLFOLDS, WALLETS, CHECKBOOK HOLDERS, CHECKBOOK CLUTCHES, COSMETIC CASES, COSMETIC POUCHES, CREDIT CARD CASES, KEY CASES, KEY FOBS, PURSES, COIN PURSES, COIN/KEY PURSES, MONEY BELTS, PASSPORT CASES, CARRY-ALL CLUTCHES, TRAVEL KITS (SOLD EMPTY) AND SECRETARIES IN INTL. CLASS 18
118914	ANNE KLEIN II	9/13/1996	N/A	2/23/2000	81/11444	REGISTERED	18
	18 - Handbags, tote bags, and personal leather accessories, namely billfolds, wallets, checkbook holders, checkbook clutches, cosmetic cases, cosmetic pouches, credit card cases, key cases, key fobs, purses, coin purses, coin/key purses, money belts, passport cases, carry-all clutches, travel kits (sold empty) and secretaries in Int. Class 18.
T30044BBO0	JUDITH JACK			9/6/2002	81/16333	REGISTERED	14
	14 - Jewelry and watches
BB	JUDITH JACK			9/6/2002	81/16334	REGISTERED	18
	18 - Handbags
T30044BBO2	JUDITH JACK			9/6/2002	81/16335	REGISTERED	25
	25 - Belts

BELARUS
118769	ANNE KLEIN	8/25/1994	3363	8/25/1994	6595	REGISTERED	25
	25 - COATS, SUITS, JACKETS, PANTS, SHIRTS, SKIRTS, DRESSES, BLOUSES, SWEATERS, BELTS, GLOVES, SCARVES, MUFFLERS, SHAWLS, SWIMWEAR, HOSIERY, STOCKINGS, PANTYHOSE, TIGHTS, SOCKS, FOOTWEAR AND HEADGEAR

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 8

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BELIZE
T00103BZ01	JONES NEW YORK	2/22/2006	373906	2/22/2006	3739.06	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.

BENELUX
T30306BX00	A LINE ANNE KLEIN		na	8/10/1995	578592	REGISTERED
118984	A LINE ANNE KLEIN	9/25/1995	856247	9/25/1995	578592	REGISTERED	25
	25 - Clothing, footwear (with the exception of children’s footwear), headgear.
118371	ALBERT NIPON	10/6/1983	49791	10/6/1983	395514	REGISTERED	25
	25 - Clothing, shoes, footwear, headgear for wear.
118372	ALBERT NIPON	12/1/1981	46311	12/1/1981	377076	REGISTERED	3
	3 - Perfumes, toiletry essentials, cosmetics, lotions for the hands, dentifrices, colognes and products of toiletries, soap.
118555	ANNE KLEIN	12/18/1973	600994	12/18/1973	322944	REGISTERED	3,14,18 20,24,25 27
	3 - Bleaching preparations and other laundry preparations; cleaning, polishing, degreasing and abrasives; soap, perfumery, essential oils, cosmetics, hair lotions; dentifrices.
	14 - Precious metals and their alloys and articles made wholly, wellplates and silver wares (except cutlery, fork and spoons); jewelry, precious stones; horological and other chronometric instruments.
	18 - Leather and artificial leather and thereof made products that is not included in other classes; skins and sheets; valises and bags; umbrellas, parasols and walking sticks; whips; harness and saddlery.
	20 - Furniture, mirrors, frames; of wood, cork, reed, reed, tea, horn, bone, ivory, whalebone, tortoise shell, amber, mother of pearl, meerschaum, celluloid and substitutes for these materials or made of plastic products that is not included in other classes.
	24 - Fabric; bed covers and table cloths; textile goods not included in other classes.
	25 - Clothing; including boots, shoes and slippers.
	27 - Carpets, rugs, linoleum and other floor covering; wall hangings (except for a fabric).
944	BIG JONES		N/A	12/1/1989	0473540	REGISTERED	25
	25 - Clothing, footwear, headgear.
24	EVAN-PICONE	6/13/1979	302303	4/2/1980	361399	REGISTERED	25
	25 - Clothing.
315	EVAN-PICONE	6/27/1990	748249	6/27/1990	483669	REGISTERED	18
	18 - Cases especially made for photographic equipment.
	Leather and imitations of leather, goods made of these materials and not included in other classes. luggage, handbags, purses, attache cases, briefcases, business and credit card cases, passport cases, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, key fobs and key cases.
	Sacks and bags (not included in other classes)
23	EVAN-PICONE	6/5/1981	302554	3/12/1982	0375161	REGISTERED	3,4,8 14,21
	3 - Fragrance candles; manicure implements; jewelry, particularly jewelry containing perfume, fragrance decanters; cosmetic implements such as eyebrow pencils and lip brushes.
4 -
8 -
14 -
21 -
19	EVAN-PICONE SPORT (STYLIZED)	12/21/1990	758064	12/21/1990	494908	REGISTERED	25
	25 - Clothing, including footwear.
434	JNY	8/22/1990	n/a	8/22/1990	484316	REGISTERED	25
	25 - Women’s T-shirts, sweaters, shorts, shirts, jackets, pull-on pants blouses, vests.
945	JONES		N/A	12/1/1989	0473541	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 9

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BENELUX continued...
435	JONES NEW YORK	9/19/1990	n/a	9/19/1990	485804	REGISTERED	25
	25 - Women’s, junior misses, and petites apparel
T30044BX00	JUDITH JACK	5/10/2001	998066	5/10/2001	715810	REGISTERED	14,18,25
	14 - Watches and Jewelry
	18 - Handbags
	25 - Belts
118405	KASPER	2/20/1998	910855	2/20/1998	627110	REGISTERED	25
	25 - Clothing, footwear, headgear.
118703	Lion Head Design	6/1/1990	747093	6/1/1990	482969	REGISTERED	25
	25 - Clothing, footwear and headgear.
T30005BX01	NAPIER	7/18/1986	658501	7/18/1986	0420829	REGISTERED	14,18,21
							25,26
	14 - All goods in the class
	18 - All goods in the class
	21 - All goods in the class
	25 - All goods in the class
	26 - All goods in the class
T30005BX02	RICHELIEU			3/7/1978	350368	REGISTERED	14
	14 - jewelry
562	X-AM	12/10/1993	n/a	12/10/1993	543632	REGISTERED	25
	25 - Clothing, footwear.

BERMUDA
118970	A (underscored) LINE ANNE	6/8/1994	26156	6/8/1994	26156B	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves, scarves, hosiery, stockings, pantyhose, tights socks, leggings, swimwear, suits, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, body shirts, leotards, stoles, and footwear; but none of the aforesaid being children’s footwear; all included in Class 25.
118704	ANNE KLEIN & Lion Head Design	7/4/1990	20972	7/4/1990	20972	REGISTERED	25
	25 - ARTICLES OF CLOTHING INCLUDED IN CLASS 25 FOR WOMEN AND GIRLS
118695	ANNE KLEIN (script)	6/28/1990	20967	6/28/1990	20967	REGISTERED	14
	14 - ARTICLES INCLUDED IN CLASS 14 MADE OF PRECIOUS METALS OR THEIR ALLOYS OR COATED THEREWITH; JEWELRY, HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS
118896	ANNE KLEIN II	6/8/1994	26157	6/8/1994	B26157	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, culottes, belts, gloves, scarves, shorts, hosiery, stockings, pantyhose, tights, socks, and footwear; all included in Class 25.
T30107BM00	ERIKA	5/6/2002	34226	12/6/2002	34226	REGISTERED	25
	25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.
T30107BM01	ERIKA	5/6/2002	34225	12/6/2002	34225	REGISTERED	18
	18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES, SCHOOL BAGS, TOTE BAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;

	SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 10

REFERENCE		MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BERMUDA continued ...
T30108BM00		ERIKA COLLECTION	5/6/2002	34227	12/6/2002	34227	REGISTERED	18
	18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES, SCHOOL BAGS, TOTE BAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS; .
	SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS
T30108BM01		ERIKA COLLECTION	5/7/2002	34228	12/6/2002	34228	REGISTERED	25
	25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.
T30107BM03		ERIKA DRESSES	5/6/2002	34232	12/6/2002	34232	REGISTERED	25
	25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.
T30107BM05		ERIKA DRESSES	5/7/2002	34231	12/6/2002	34231	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES, SCHOOL BAGS, TOTE BAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;
	SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS
T30107BM04		ERIKA SPORT	5/6/2002	34230	12/6/2002	34230	REGISTERED	25
	25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.
T30107BM06		ERIKA SPORT	5/7/2002	34229	12/6/2002	34229	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES, SCHOOL BAGS, TOTE BAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;
	SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES,COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS
T30044BM00	JUDITH JACK		10/2/2001	33564	10/2/2001	33564	REGISTERED	14
	14 - Jewelry and watches
T30044BM01		JUDITH JACK	10/2/2001	33565	10/2/2001	33565	REGISTERED	18
	18 - HANDBAGS
T30044BM02		JUDITH JACK	10/2/2001	33566	10/2/2001	33566	REGISTERED	25
	25 - Belts
T30162BM00		L.E.I.	5/31/2007	47189	12/5/2002	47189	REGISTERED	9
	9 - Sunglasses
T30162BM01		L.E.I.	5/31/2007	47190	12/5/2008	47190	REGISTERED	14
	14 - Jewelry and Watches
T30162BM02		L.E.I.	5/31/2007	47191	12/5/2008	47191	REGISTERED	18
	18 - Handbags
T30162BM03		L.E.I.	5/31/2007	47192	12/5/2002	47192	REGISTERED	25
	25 - Lingerie, hats, leg wear, jackets, coats, jeans and footwear
T30005BM01		NAPIER	12/14/1979	NIA	12/14/1979	8940	REGISTERED	14
	14 - JEWELRY FORMED OF PRECIOUS METALS AND STONES
BOLIVIA
T30276BO00		AK ANNE KLEIN	10/24/2006	4119	8/13/2007	110041	REGISTERED	03
	03 - Fragrances and Cosmetics

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 11

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOLIVIA continued ...
T30276BO01	AK ANNE KLEIN	10/24/2006	4120	8/13/2007	110050	REGISTERED	9
	9 - optical and non optical eyewear
T30276BO02	AK ANNE KLEIN	10/24/2006	4121	8/13/2007	110042	REGISTERED	14
	14 - jewelry and watches
T30276BO03	AK ANNE KLEIN	10/24/2006	4292	8/13/2007	110040	REGISTERED	18
	18 -
T30354BO00	AK ANNE KLEIN	10/24/2006	4123	8/13/2007	110043	REGISTERED	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30354BO01	AK ANNE KLEIN		na	8/13/2007	110044	REGISTERED	24
	24 - Body, bath and sport towels
T30276BO05	ANNE KLEIN NEW YORK	10/24/2006	4124	8/13/2007	110052	REGISTERED	03
	03 - Fragrances and Cosmetics
T30276BO06	ANNE KLEIN NEW YORK	10/24/2006	4125	8/13/2007	110051	REGISTERED	09
	09 - eyewear Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276BO07	ANNE KLEIN NEW YORK	10/24/2006	4126	8/13/2007	110124	REGISTERED	14
	14 - jewelry and watches
T30276BO08	ANNE KLEIN NEW YORK	10/24/2006	4291	8/13/2007	110055	REGISTERED	18
	18 -
T30276BO09	ANNE KLEIN NEW YORK	10/24/2006	4128	8/13/2007	110054	REGISTERED	25
	25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276BO10	ANNE KLEIN NEW YORK		na	8/13/2007	110053	REGISTERED	24
	24 - Body, bath and sport towels
27	EVAN-PICONE	7/24/2002	SM-2275-02	12/18/2003	91979	REGISTERED	25
	25 - Dry goods, corsets, dresses, hats, shirts, collars and cuffs.
436	JONES NEW YORK	8/3/1994	n/a	6/13/1996	61272-C	REGISTERED	25
	25 - Women’s, junior misses, and petites apparel
T00103BO01	JONES NEW YORK	2/10/2006	12063	8/23/2007	110361-C	REGISTERED	09
	09 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30007BO00	NAPIER (Stylized)			8/27/1993	55182-C	REGISTERED	14
	14 - GOODS NOT LISTED.
BRAZIL
118852	ANNE KLEIN	6/17/1996	819258776	7/16/2002	819258776	REGISTERED	14
	14 - Chronometers, clocks, watches and their parts included in this class.
118728	ANNE KLEIN & Lion Head Design	4/12/1991	816121028	1/7/1997	816121028	REGISTERED	25
	25 - CLOTHING AND CLOTHING ACCESSORIES OF COMMON USE; CLOTHES AND CLOTHING ACCESSORIES FOR THE PRACTICE OF SPORTS; CLOTHES AND CLOTHING ACCESSORIES FOR PROFESSIONAL USE.
118899	ANNE KLEIN II	5/11/1994	817866906	4/16/1996	817866906	REGISTERED	25
	25 - Clothes and clothing accessories of common use. Clothes and clothing accessories for practice of sports. Clothes and clothing accessories for professional use. (Local Classes 25.10, 25.20, and 25.30)
118862	ANNE KLEIN II (stylized)	7/4/1990	815560532	3/3/1992	815560532	REGISTERED	25
	25 - Clothing; hats; footwear; uniforms; visors (hatmaking); clothing for gymnastics; stockings; camisoles; lingerie; sleepwear; swimwear; fur coats; scarves; gloves; belts and money belts.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 12

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BRAZIL continued...
127311	ANNE KLEIN II (stylized)	7/4/1990	815560532	3/3/1992	200036530	REGISTERED	18
	18 - Clothing articles made of leather and of imitation leather; bags; handbags; purses; coin purses; key purses; wallets; rucksacks; backpacks; umbrellas; shoulder bags; billfolds and pocket wallets; cases for credit cards; key cases; cheque book clutches; carry-all clutches and secretaries; school bags and satchels; tote bags; game bags and hip bags; bags for campers and for climbers; cosmetic bags and pouches; knapsacks; haversacks; lunch bags.
29	EVAN-PICONE	1/16/1995	818293160	10/11/2005	818293160	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00066BR02	EVAN-PICONE	9/28/2001	824094573	4/17/2007	824094573	REGISTERED	14
14 -
T30124BR00	GLORIA VANDERBILT		810059711	12/26/1984	810059711	REGISTERED	25
	25 - Clothes and clothing accessories of common use; clothes and clothing accessories for practice of sports; professional cloths and
T30124BR11	GLORIA VANDERBILT	7/24/2003	825729939	8/19/2008	825729939	REGISTERED	25
	25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
T30124BR06	GLORIA VANDERBILT & Swan Design		817936327	12/31/1996	817936327	REGISTERED	25
	25 - Clothes and clothing accessories of common use, active sportswear and professional use
T30124BR05	GLORIA VANDERBILT (Signature)		811054780	3/27/1984	811054780	REGISTERED	14
	14 - Jewels and their imitations
T30124BR02	GLORIA VANDERBILT and Swan Design		810665565	5/9/1989	810665565	REGISTERED	25
	25 - Clothes and clothing accessories of common use, active sportswear and professional use
T30124BR07	GVNY		819173495	8/24/1999	819173495	REGISTERED	9
	9 - eye wear
T30154BR02	L.E.I. LIFE ENERGY	2/5/1999	821172050	11/20/2007	821172050	REGISTERED	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear
T30157BR00	LIFE ENERGY INTELLIGENCE	7/28/1999	821518046	9/2/2008	821518046	REGISTERED	25
	25 - Apparel footwear and headgear
T30005BR03	NAPIER	2/18/2004	826258980	9/11/2007	826258980	REGISTERED	14
	14 - Jewelry made of precious and semi-precious materials.
T30007BR01	NAPIER (Stylized)		816963142	11/11/1992	816963142	REGISTERED	14
	14 - Jewelry made of precious and semi-precious stones.
T30124BR01	Swan Design		810500973	7/3/1984	810500973	REGISTERED	3
	3 - Perfumery and Hygiene products and toiletry articles in general
T30124BR03	VANDERBILT BY GLORIA		810963620	10/9/1984	810963620	REGISTERED	3
	VANDERBILT
	3 - Perfumery and Hygiene products and toiletry Articles in general
T30124BR04	VANDERBILT GLORIA		810997673	4/2/1985	810997673	REGISTERED	03
	VANDERBILT & Swan Design
	03 - Perfumery and Hygiene products and toiletry articles in general
BRITISH VIRGIN ISLANDS
31	EVAN-PICONE	12/15/1983	696	8/21/1984	2038	REGISTERED	25
	25 - Clothing, footwear, headgear.
354	JONES NEW YORK	6/16/1997	n/a	6/16/1997	3161	REGISTERED	37
	37 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 13

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BRITISH VIRGIN ISLANDS continued ...
353	JONES NEW YORK	6/16/1997	n/a	6/16/1997	3161	REGISTERED	38
	38 - Clothing, footwear, headgear.
T30044VG00	JUDITH JACK	12/21/2002	N/A	12/21/2002	3803	REGISTERED	14,37,25
	14 - watches
	37 - Handbags
	25 - Belts
BRUNEI
32	EVAN-PICONE	9/17/1981	28,613	9/14/1981	11766	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers
357	JONES NEW YORK	6/26/1997	27838	7/3/1999	24842	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
CANADA
118941	A (underscored) LINE ANNE	3/26/1991	678690	1/29/1998	TMA488527	REGISTERED	18,25
	18 - Tote bags.
	25 - Clothing, namely, jackets, coats, parkas, raincoats, blazers, blouses, shirts, t-shirts, skirts, dresses, trousers, jeans, shorts, jumpsuits, overalls, sweaters, cardigans, hats, headbands, belts, gloves, scarves, neckwear, namely ties, cowls, mufflers, swimwear, hosiery, stockings, knee-high and thigh-high stockings, pantyhose, tights, socks, knit leggings; footwear, namely shoes, boots, slippers, except
118364	ALBERT NIPON	1/9/1981	463879	5/28/1982	269469	REGISTERED	25
	25 - (1) Women’s dresses, shirts, skirts, jackets, sportswear and outerwear consisting of coordinated sweaters, shirts, skirts, slacks and scarves. (2) Ladies co-ordinates, ladies separates and ladies activewear, namely, blouses, pants, suits, outerwear coats.
118361	ALBERT NIPON	5/27/1987	584750	1/27/1989	TMA350563	REGISTERED	9
	9 - (1) Eye frames and sunglasses. (2) Men’s and women’s eye frames and sunglasses.
118343	ALBERT NIPON	12/8/1981	479352	3/27/1987	TMA325222	REGISTERED	3
	3 - Perfume, cologne and toilet water.
118851	ANNE KLEIN	5/23/1997	845942	5/7/1998	TMA494095	REGISTERED	9,25
	9 - Ophthalmic eyeglass frames; sunglasses.
	25 - Scarves; stoles; shawls; ties; fabric ponchos and mufflers.
118558	ANNE KLEIN	10/3/1973	368555	7/22/1977	TMA222047	REGISTERED	25
	25 - (1) Coats, suits, jackets, pants, skirts, and dresses for women. (2) Shirts and sweaters for women. (3) Women’s non-sheer socks.
118833	ANNE KLEIN	10/10/1991	709352	10/29/1993	TMA418966	REGISTERED	25
	25 - Shorts and tops.
118677	ANNE KLEIN	2/22/1989	625892	5/8/1992	TMA397954	REGISTERED	14
	14 - Jewelry.
118686	ANNE KLEIN	5/15/1989	631983	4/12/1991	TMA382887	REGISTERED	3
	3 - Fragrances, cosmetics, skin care, bath and related personal beauty care products, namely, perfume, eau de parfum, lotions, creams, oils, bath and shower gel, bath oil, dusting powder and soap.
118736	ANNE KLEIN	9/17/1992	713010	12/17/1993	TMA421182	REGISTERED	14
	14 - Women’s watches, clocks, and table clocks.
118725	ANNE KLEIN	3/21/1991	680508	3/26/1993	TMA410034	REGISTERED	25
	25 - Women’s hosiery, namely stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights (or stockings) and
118560	ANNE KLEIN & Lion Head Design	7/9/1974	376879	12/7/1979	TMA237942	REGISTERED	18,25
	18 - Pocketbooks of all kinds, handbags, tote bags, belts and umbrellas.
	25 - Ladies wearing apparel, namely, ladies’ coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, gloves, shoes.
118837	ANNE KLEIN & Lion Head Design	7/6/1992	708350	8/25/1995	TMA446375	REGISTERED	18
	18 - Personal leather accessories, namely, billfolds, checkbook holders, credit card cases, checkbook clutches and wallets.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 14

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued...
118723	ANNE KLEIN & Lion Head Design	5/31/1991	683356	4/16/1993	TMA411169	REGISTERED	25
	25 - Fur outerwear for women, namely fur coats, fur jackets, shearlings, fur-lined coats (which may also be fur-trimmed).
118878	ANNE KLEIN II *to be abandoned	5/28/1992	705876	9/17/1993	TMA417126	REGISTERED	14
	14 - Jewellery, belts, watches, clocks, table clocks.
118873	ANNE KLEIN II	3/21/1991	680506	3/26/1993	410033	REGISTERED	25
	25 - Women’s hosiery, namely stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights, (or stockings) and
118860	ANNE KLEIN II	7/18/1990	662329	1/29/1993	TMA407369	REGISTERED	3,9,18,25
	3 - Fragrances, bath and related personal beauty care products, namely perfume, eau de parfum, lotions, creams, oils, bath and shower gel, bath oil, dusting powder, soap.
9 - Women’s sunglasses; women’s ophthalmic eyeglass and sunglass frames.
	18 - Chequebook holders and clutches, cosmetic cases and pouches, key cases, leather book coverings, leather boxes, leather envelopes, memo pads, money belts, organizers, paper holder with paper refills, passport cases, portfolios, coin purses, ·travel kits, wallets, handbags, tote bags.
	25 - Ladies’ gloves, belts, footwear, namely, shoes.
544	CODE BLEU	2/7/1994	747067	1/29/1999	TMA507305	REGISTERED	25
	25 - All kinds of clothing, bags and cosmetics
535	CODE BLEU		0523834	1/31/1986	310964	REGISTERED	25
	25 - Young men’s sportswear, namely shirts, pants, and jackets
T30107CA00	ERIKA	10/1/1999	1031022	7/9/2001	TMA547874	REGISTERED	25
	25 - Clothing, namely, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, sweatpants, denim and shorts
T30103CA00	ERIKA & CO.	10/1/1999	1031023	7/9/2001	TMA547864	REGISTERED	25
	25 - Knit and woven t-shirts, etc.
T30108CA00	ERIKA COLLECTION	10/1/1999	1031025	7/9/2001	TMA547862	REGISTERED	25
	25 - Clothing, namely, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, sweatpants, denim and shorts
T30107CA05	ERIKA DRESSES	5/20/2002	1141492	11/25/2003	TMA595546	REGISTERED	25
	25 - Dresses
T30107CA03	ERIKA II & CO.	10/1/1999	1031024	7/9/2001	TMA547863	REGISTERED	25
	25 - Knit and woven t-shirts, blouses, sweaters, pants, shorts, and skirts
T30107CA04	ERIKA SPORT	5/21/2002	1141493	11/25/2003	TMA595619	REGISTERED	25
	25 - Clothing, namely, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, sweatpants, denim and shorts
38	EVAN-PICONE	8/29/1968	315,676	10/9/1970	171879	REGISTERED	25
	25 - (1) Women’s and misses’ sportswear, namely, women’s and misses skirts, slacks, shorts and sweaters. (2) Skirts, suits, slacks, shorts, blouses, dresses, coats, for women and misses. (3) Eyeglass frames
118306	EXECUTIVE DRESS BY ALBERT NIPON	1/9/1984	514948	10/26/1984	TMA296418	REGISTERED	25
	25 - Dresses.
589	FAMOUS MAKER	12/9/1994	770738	1/29/1999	TMA507,402	REGISTERED	25
	25 - Ladies’ clothing namely, blouses, knit tops, pants, skirts, sweaters, jackets, shells, shirts, coats, dresses and shorts. Clothing, footwear, headgear.
T30017CA00	FLEUR DE MER	4/27/1981	468,953	2/26/1982	266,979	REGISTERED	14
	14 - Jewelry
T30006CA00	GLASSTIQUE	7/29/1985	0546686	9/12/1986	318310	REGISTERED	14
	14 - Jewelry. No class in Canada.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 15

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ...
T30272CA01	GLO GIRL	5/3/2000	1057412	2/26/2003	576437	REGISTERED	003,009,014

	003 - Personal care products namely shower gel, body wash, bath foam, body scrub, glitter gel, shampoo, conditioner, hair gel, body lotion, massage lotion, foot lotion, lip gloss, lip shine, body mist, perfume, nail polish; cosmetics, namely eye liner, eye shadow, lipstick, blush, mascara, and face powder;, body tattoos,
	009 - sunglasses
	014 - body jewelry, namely rings, bracelets, anklets, watches;
	018 - bags, namely handbags, cosmetic cases and tote bags.
	025 - clothing, namely t-shirts, sweatshirts, hats, belts;
	026 - hair accessories, namely hair clips, barrettes, brushes, combs; mirrors
T30272CA03	GLO GIRL	12/5/2005	1281952	6/7/2007	TMA689233	REGISTERED	25
	25 - Jeans, capris, shorts, jackets as articles of clothing, and knitwear namely sweaters, cardigans, pullovers and knitted scarves and
T30125CA11	GLO GLORIA VANDERBILT		805852	1/22/1998	488037	REGISTERED	25
	25 - Clothing, namely jackets, suits, vests, dresses, pants, blouses, skirts, shorts
T30124CA04	GLORIA VANDERBILT & Swan Design		761496	6/14/1996	459346	REGISTERED	25
	25 - pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties
T30125CA12	GLORIA VANDERBILT Signature		589396	2/2/1996	453243	REGISTERED	14
	14 - Watches and jewelry
T30125CA13	GLORIA VANDERBILT Signature		442469	2/17/1984	288070	REGISTERED	18,25
	18 - Cosmetic bags, cases, purses and travel accessories
	25 - pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties
T30124CA05	JEANSTAR and Design	3/31/1999	1010575	9/23/2002	567821	REGISTERED	25
	25 - Women’s and children’s pants, jeans, jumpsuits, shorts, shirts, sweaters, vests, jackets, t-shirts, overalls, swimsuits, socks and underwear; and Women’s’ and Girls’ blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, underwear, namely briefs and tops, bras and panties, hats scarves, gloves and footwear namely shoes, boots and sandals.
T30043CA0O	JJ & Design	9/7/2000	1074053	3/24/2004	TMA606133	REGISTERED	14,18,25
	14 - JEWELRY; WATCHES AND BELTS; HANDBAGS AND PURSES
	18 -
	25 -
T00094CA0O	JNY	2/19/2004	1206861	9/8/2005	TMA647,603	REGISTERED	25
	25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats
T00103CA04	JNY BLUE	1/16/2004	1203526	1/31/2005	TMA631561	REGISTERED	25,35,009
25 - Junior Women’s Apparel
	t-shirts -shirts -sweaters -active wear - outerwear - casual bottoms - denim bottoms - casual skirts - dresses - accessories -hats Young Men’s Apparel -t-shirts -shirts - casual bottoms - denim bottoms - sweaters - outerwear active wear - hats -accessories
	35 - - Retail Store Services
	009 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T00094CA02	JNY JONES NEW YORK COLLECTION	2/19/2004	1206864	3/22/2006	661221	REGISTERED	25
	25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 16

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ...
510	JONES CLUB	9/5/1995	0792,055	6/9/1997	TMA477366	REGISTERED	25
	25 - Women’s clothing, namely — petite, women’s and misses’ skirts, slacks, shorts, sweaters, suits, blouses, dresses, coats, jackets, and eyeglass frames and hosiery.
513	JONES NEW YORK	4/29/1998	876707	2/21/2002	TMA558300	REGISTERED	3,9,14 18,25
	3 - perfume, eau de toilette, cologne, body lotions, body creams, soap, bath gel, bath salts, scented candles, dusting powder and potpourri.
	9 - men’s and women’s ophthalmic and non-ophthalmic eyeglasses, sunglasses and eyeglasses accessories namely cases and holders,
	14 - hair accessories namely, hairclips, pins, combs, barrettes, bands and ornaments; men’s and women’s timepieces namely watches; costume jewelry
	18 - luggage, handbags, purses, attache cases, briefcases, camera bags, wallets, checkbook covers, schoolbags, tote bags, duffel bags, beach bags, travel trunks and valises, briefcase-type portfolios, key fobs, key cases, umbrellas;
	25 - Men’s, boy’s, women’s, junior miss and petite’s knitwear namely, knitted and woven dress and casual shirts; suits, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, coats, rainwear namely raincoats and slickers, hosiery; loungewear namely robes, nightgowns, kaftans, shirts and robes; men’s tailored suits and sports coats, constructed tailored sports coats, constructed tailored suits, overcoats, rainwear and underwear; Clothing for men and women namely, leather outerwear, neckties, belts and suspenders; suits, leather outerwear namely coats and jackets, scarves, intimate apparel namely, bras, panties, leggings, body suits, unitards, camisoles, chemises, foundation garments; footwear namely shoes and boots, hats and belts;
484	JONES NEW YORK	2/23/1978	421498	2/26/1982	266983	REGISTERED	25
	25 - Mens. boy’s, Juniors,& Women’s knitwear, namely knitted & woven tops, pullovers, jackets, slacks, shorts, swimsuits, sport suits, pajamas, sweaters, vests, night shirts, & Junior Miss & Women’s Knitted & woven shells, blouses, dresses, shifts & robes.
590	JONES NEW YORK COUNTRY	12/27/2000	1084403	3/25/2003	TMA578153	REGISTERED	25
	25 - Clothing for women, namely Shirts, skirts, blouses. sweaters, jeans, jackets, tops dresses, shorts and vests Clothing, footwear, headgear.
T30061CAO0	JONES NEW YORK ESSENTIALS	6/5/1998	880,507	8/1/2001	549,069	REGISTERED	25
	25 - wearing apparel for women namely, leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves and hats
505	JONES NEW YORK PETITE	4/9/1997	0841706	9/10/1998	TMA500367	REGISTERED	25
	25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
509	JONES NEW YORK PETITE	7/29/1981	0473284	5/6/1988	TMA339882	REGISTERED	25
	25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
507	JONES NEW YORK SEPARATES	9/17/1990	0666553	9/16/1994	TMA433271	REGISTERED	25
	25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
T30181CAO4	JONES NEW YORK SIGNATURE	12/19/2003	1200807	8/30/2007	TMA695174	REGISTERED	25
	25 - skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers jeans, vests, jackets, sweaters, camisoles, culottes, knit pants,knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
506	JONES NEW YORK SPORT	6/29/1994	0758083	6/14/1996	TMA459326	REGISTERED	25
	25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
514	JONES NEW YORK SPORT	4/29/1998	876711	1/15/2003	TMA573653	REGISTERED	25,18,14 09
25 - Clothing for Men and Women namely Men’s hosiery, leather outerwear, underwear, neckties, casual and sport shirts, belts and suspenders;
Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, swimwear, coats, rainwear, leather outerwear, sweaters, scarves, hosiery; footwear, hats, and belts. Luggage, handbags, purses, attache cases, briefcases, camera bags, wallets, checkbook covers, schoolbags, tote bags, sport tote bags, duffel bags, beach bags, travel trunks and valises, cosmetic bags, briefcase-type portfolios, key fobs, key cases, Costume jewelry, hair accessories,
	Men’ and Women’s ophthalmic and non-ophthalmic eyeglasses, sunglasses and eyeglass accessories
	18 -
	14 -
	09 -
515	JONES NEW YORK SUIT	4/29/1998	876706	7/3/2002	TMA564230	REGISTERED	25
	25 - Ladies Suits

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 17

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ...
508	JONES NEW YORK WOMAN	9/17/1990	0666535	8/5/1994	TMA431348	REGISTERED	25
	25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
511	JONES STUDIO	6/22/1995	0785855	2/25/1997	TMA471638	REGISTERED	25
	25 - Women’s Sportswear, namely — petite, women’s and misses’ skirts, slacks, shorts, sweaters, suits, blouses, dresses, coats, jackets, and eyeglass frames and hosiery.
T00117CA01	JONES STUDIO	5/21/2002	1141195	11/3/2008	727656	REGISTERED	NA
	NA — Jewelry, watches; clothing, namely, pajamas, bras, panties, underwear, briefs, bathrobes and nightgowns.
T00117CA03	JONES STUDIO	5/29/2006	1302979	6/29/2007	691163	REGISTERED	025
	025 - Knit and woven scarves, shawls, wraps, pareos, handkerchiefs, hats, and gloves.
T00117CA02	JONES STUDIO ESSENTIALS	5/28/2002	1141494	9/26/2003	TMA590962	REGISTERED	14
	14 – Jewelry
516	JONES WEAR	4/29/1998	876710	1/21/2002	TMA556182	REGISTERED	25
25 - Clothing for Men and Women namely Men’s sport coats, hosiery, leather outerwear, underwear, neckties, dress shirts, casual and sport shirts, belts and suspenders;
	Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery
1010	JONES WEAR	2/19/2001	1093287	5/14/2003	TMA581591	REGISTERED	14
	14 - Hair Accessories namely, hairclips, pins, combs, barrettes, bands and ornaments. Women’s costume jewelry, namely earrings, bracelets, necklaces, pins, pendants and rings.
517	JONES WEAR and Design	5/6/1998	877345	1/14/2004	TMA599436	REGISTERED	25
25 - Clothing for Men and Women namely Men’s sport coats, hosiery, leather outerwear, underwear, neckties, dress shirts, casual and sport shirts, belts and suspenders;
	Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery
519	JONES WEAR SPORT	4/29/1998	876708	7/4/2006	666968	REGISTERED	25
	25 - Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery
T00103CA02	JONESWEAR	7/31/2003	1186201	8/29/2007	695052	REGISTERED	09
	09 – eyewear
T30044CA00	JUDITH JACK	9/7/2000	1074054	8/30/2002	566752	REGISTERED	14
	14 - JEWELRY; WATCHES AND belts; HANDBAGS AND PURSES
127214	KASPER	10/20/1992	715144	3/10/1998	TMA491089	REGISTERED	42,25
	42 - Designing clothing, sheets, pillowcases, tablecloths, table decorations, wall coverings, curtains, drapes, furs, towels and bathroom accessories for others.
	25 - (1) Wearing apparel, namely: sweaters, shirts, blouses, T-shirts, pants, jeans, skirts, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves, evening gowns, evening skirts and tops, daytime and cocktail dresses, tennis shorts, tennis shirts, tennis dresses, fur coats, fur trimmed coats, fur lined coats and reversible fur coats having fur on one side, cloth on the opposite side arid wearable on either side. (2) Women’s clothing, namely: suits, suit-like costumes, dresses; women’s sportswear, namely; pants, tops, shirts, skirts, sweaters, blouses and vests. (3) Men’s clothing, namely; jogging suits, bathing suits, sweat shirts, swim wear, sports jackets, sports coats, raincoats, overcoats, evening shirts, ties, bow ties, blazers, jackets, suits, tuxedos, pants, trousers, slacks, Bermuda shorts, shirts, sport shirts, T-shirts, polo shirts, vests, sweaters; women’s clothing; namely: coats, raincoats, shorts.
T30164CAO1	L.E. I.		1026519	8/23/2002	566343	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, sweatpants, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts and T-shirts. clothing, namely, lingerie and footwear, namely, shoes, sneakers, boots and sandals.
T30157CAO1	L.E.I. LIFE ENERGY INTELLIGENCE and Design		877151	5/22/2001	545412	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, pants, jumpsuits, shorts, skorts, t-shirts and footwear, namely shoes, boots, and sandals.
T30157CAO0	LIFE ENERGY INTELLIGENCE	8/23/1999	1026514	8/23/2002	566342	REGISTERED	25
	25 - (1) Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, sweatpants, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts and T-shirts.
	(2) Clothing, namely, lingerie and footwear, namely, shoes, sneakers, boots and sandals.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 18

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ...
118737	Lion Head Design	9/17/1992	713011	11/19/1993	419898	REGISTERED	14
	14 - WOMEN’S WATCHES, CLOCKS, AND TABLE CLOCKS
118678	Lion Head Design	2/22/1989	625893	5/11/1990	TMA368636	REGISTERED	14
	14 - Jewelry.
118724	Lion Head Design	3/21/1991	680507	10/23/1992	tma404002	REGISTERED	25
	25 - WOMEN’S HOSIERY, INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, CUT-AND-SEWN SPECIALTY TIGHTS (OR STOCKINGS) AND SOCKS
118562	Lion Head Design	6/15/1982	488320	2/18/1983	TMA276743	REGISTERED	25
	25 - (1) Women’s non-sheer socks. (2) Clothing, namely sweaters, pants, shirts, shorts, tops, coats, dresses.
T30085CA00	MAGGIE MCNAUGHTON	12/9/1993	743060	8/20/1997	TMA480990	REGISTERED	25
	25 - Women’s and children’s clothing, namely, dresses slacks, pants, tops, shirts, jackets, skirts, blouses,
118559	MARK OF THE LION	12/16/1974	381430	3/10/1978	226571	REGISTERED	25
	25 - MEN’S CLOTHING—NAMELY, SHIRTS, PANTS, JACKETS, SWEATERS
T30005CA03	NAPIER	3/3/1936	167793	3/3/1936	UCA6297	REGISTERED	14
	14 - BAGS OF METAL MESH, SILK OR LEATHER WITH METAL FRAMES; VANITY CASES, CIGARETTE CASES, FLASKS, POWDER OR ROUGE CASES, COIN CASES, CARDCASES, MATCH CASES, L1-SALVE CONTAINERS, BELT BUCKLES, PURSES OF MESH OR LEATHER WITH METAL TRIMMINGS, ALL MADE WHOLLY OR IN PART OF PRECIOUS METAL OR PLATED THEREWITH; BRACELETS, BROOCHES, BAR PINS, FINGER RINGS, ORNAMENTAL METAL MOUNTED COMBS, ORNAMENTAL HAIRPINS, NECKLACES, LOCKETS; PHRYPHORIC LIGHTERS, HORS D’OEURVE SERVERS, ASH TRAYS, COCKTAIL SHAKERS, DRINK MIXING DEVICES, SPOONS AND TONGS FOR SERVING FOOD, AND SMALL DISHES AND BOWLS.
T30007CA00	NAPIER (Stylized)	9/9/1994	763769	9/27/1996	463715	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
T30007CA01	NAPIER (Stylized)	12/31/1997	0865476	3/1/2000	TMA524174	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
118396	NINA CHARLES	6/16/1998	881562	7/26/1999	TMA513230	REGISTERED	25
	25 - Clothing, namely tops and dresses.
118363	NIPON STUDIO	6/21/1994	757931	7/7/1995	TMA445051	REGISTERED	25
	25 - Clothing, namely, pants, skirts, jackets, blouses, vests, dresses, jumpsuits, shorts, t-shirts, and sweaters.
T30094CA00	NORTON MCNAUGHTON	12/9/1993	743057	10/31/1997	TMA485068	REGISTERED	25
	25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.
T30008CA00	NOW YOU’RE DRESSED	12/31/1997	865441	3/1/2000	524173	REGISTERED	14
	14 - Jewelry
54	PICONE SPORT	1/22/1993	721,126	1/29/1998	488519	REGISTERED	25
	25 - Clothing namely, women’s skirts, pants, shorts, tops, jackets and knitwear namely, sweaters, shorts and skirts.
T30005CA00	RICHELIEU	5/1/1942	181024	5/1/1942	16868	REGISTERED	14
	14 – Jewelry
34	STUDIO PICONE	5/8/1986	562,242	5/29/1987	328,195	REGISTERED	25
	25 - Clothing, namely, pants, sport coats and suits
T30124CA00	Swan Design		442468	11/29/1985	308709	REGISTERED	25
	25 - Pants jeans trousers slacks shorts skirts blouses and shirts
T30124CA01	Swan Design		532115	10/6/1995	448472	REGISTERED	25
	25 - pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 19

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ....
T30124CA02	Swan Design		621442	2/9/1996	453619	REGISTERED	18
	18 - Cosmetic bags, cases, purses, wallets, coin purses, check organizers, card cases cigarette cases, eyeglass cases, key rings, lingerie bags, travel bags, umbrellas, tote bags and handbags
T30124CA03	Swan Design		589397	2/16/1996	454034	REGISTERED	14
	14 - Watches, precious metals, precious and semiprecious stones and costume jewelry
T30431CA00	‘TIQUE	9/7/2006	1315620	10/12/2007	698421	REGISTERED	35
	35 - Retail store services selling clothing
T30125CA08	V by VANDERBILT Design		742608	1/29/1997	470067	REGISTERED	30
	30 - Toiletries, Namely, eau de toilet, perfumes, fragrances, beauty preparations and preparations for personal care, namely facial moisturizer and body lotion all non medicated
T30125CA10	VANDERBILT FOR MEN	1/10/1999	1024554	9/23/2002	567859	REGISTERED	25
	25 - Shirts, pants, jeans, sweaters, suits, jackets, ties, shorts, underwear, bathing suits, socks, shoes, vests, hats, scarves, gloves, mufflers, belts, watches, cufflinks, tie tacks, tie bars, bracelets, wallets, and key chains.
T30125CA02	VANDERBILT GLORIA VANDERBILT & Swan Design		492269	5/29/1987	328021	REGISTERED	3
	3 - Cosmetics and fragrances ·
T30040CA00	VISTA	6/23/1986	564,947	7/17/1987	330,052	REGISTERED	14
	14 - SIMULATED PEARL EARRINGS AND NECKLACES
563	X-AM		762,765	10/20/1995	449175	REGISTERED	25
	25 - Sportswear, namely shirts, sweatshirts, t-shirts, sweaters, pants, jackets, pants, jackets; coats; hats; belts; headbands; scarves; men’s, women’s and boys’ jeans and men’s and boys’ shorts.
	Clothing, footwear, headgear.

CAYMAN ISLANDS
T30276KY01	AK ANNE KLEIN	6/7/2007	CT4462371	6/7/2007	CT4462371	REGISTERED	18,25
	18 -
	25 -
118740	ANNE KLEIN (Script- Diagonal)	1/15/1993	1021109	1/22/1993	1021109	REGISTERED	14
	14 - ARTICLES OF PRECIOUS METALS OR THEIR ALLOYS OR COATED THEREWITH; JEWELRY; HOROLOGICAL AND
CHRONOMETRIC INSTRUMENTS
118565	Lion Head Design	7/27/1976	1066302	7/27/1976	1066302	REGISTERED	25
	25 - ARTICLES OF CLOTHING FOR WOMEN, GIRLS AND BOYS

CHILE
118511	A AMERICAN STYLE and Design	10/23/2002	586269		TBA	REGISTERED	25
	25 - FOOTWEAR
118513	A and Design	10/23/2002	586264	1/17/2003	654927	REGISTERED	18
	18 - HANDBAGS, SHOULDER BAGS, NIGHT BAGS, COSMETIC BAGS SOLD EMPTY, COSMETIC CASES SOLD EMPTY, COSMETIC POUCHES SOLD EMPTY, VASES FOR CLEANING ITEMS SOLD EMPTY, LEATHER BELTS FOR THE SHOULDERS, WALLETS, POCKET PURSES, CREDIT CARD CASES, BUSINESS CARD CASES, KEY CASES, LEATHER PURSES FOR THE KEYS, CASES FOR PASSPORTS, COIN PURSES, PURSES FOR COINS/KEYS, BAGS FOR KEEPING ALL KINDS OF ITEMS; CHECK BOOK CASES, WOMEN’S BAGS, PURSES FOR MULTIPLE PURPOSES, HAVERSACKS, BAGS FOR BOOKS, WAIST BAGS, LEATHER AND TEXTILE PURCHASE BAGS (EMPTY), KNAPSACKS, HAVERSACKS FOR MOUNTS, SPORTS BAGS, SLING CARRYING KNAPSACKS, TRAVEL BAGS, SHORT TRIP BAGS, WEEK TRIP BAGS, CANTON FLANNEL BAGS, SUIT BAGS, TRAVEL BAGS FOR CLOTHES, GYM BAGS, ATHLETIC BAGS, BEACH BAGS, CASES FOR TIES, BAGS FOR THE WAIST, PROTECTING BAGS, KNAPSACKS, SADDLEBAGS, ATTACHÉ CASES, BRIEFCASES, BRIEFCASE-TYPE PORTFOLIOS, LEATHER ENVELOPES FOR CARRYING PERSONAL DOCUMENTS, SECRETARY-TYPE DOCUMENT CASES, PURSES, SUITCASES, LUGGAGE, TRUNKS, UMBRELLAS, PARASOLS.
118514	A and Design	10/23/2002	586262	1/17/2003	654926	REGISTERED	25
	25 - DRESSING CLOTHES FOR ADULTS; NAMELY, JACKETS, RAINCOATS, BLOUSES, SKIRTS, DRESSES, OVERCOATS, TROUSERS, SHORTS, WAISTCOATS, BOMBARDIER JACKETS, BASEBALL JACKETS, PARKAS, BLAZERS, SHIRTS, T-SHIRTS, STRAIGHT-LEGGED TROUSERS, JEANS, STRAIGHT-LEGGED SHORTS, JUMPSUITS, SWEATERS, HATS, BELTS, SCARVES, NECKWEAR, SOCKS AND STOCKINGS

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 20

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHILE continued...
118515	A and Design	10/23/2002	586263	11/3/2003	677690	REGISTERED	24
	24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS, QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS OF TEXTILE MATERIALS, BODY SHEETS AND BATH RUGS
118499	A and Design	10/23/2002	586266	1/17/2003	654955	REGISTERED	9
	9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND ROPES, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, VISORS
118512	A and Design	10/23/2002	586265	1/17/2003	654928	REGISTERED	14
	14 - JEWELRY AND ORDERED JEWELS; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, PARTS AND ACCESSORIES FOR THEM, NAMELY, WATCHES, BELTS FOR WATCHES, WATCH BANDS, WATCH STRAPS, WATCH CHAINS, WATCH CASES
118510	A and Design	10/23/2002	586267	1/22/2003	655604	REGISTERED	3
	3 - FACE CREAM, BODY CREAM, BODY LOTION, BODY CLEANSER, BODY EXFOLIATING PREPARATION, HAIR SHAMPOO, HAIR CONDITIONER, EAU DE TOILETTE, PERFUME, FRAGRANCED BODY LOTION, FRAGRANCED BODY CREAM, SKIN CLEANSING LOTION, SKIN CLEANSING GEL, SHAVING FOAM, PRE-SHAVING PREPARATIONS, AFTER SHAVE LOTIONS AND GELS, AFTER SHAVE BALM, ANTIPERSPIRANT/DEODORANT, NON-MEDICATED ANTI-WRINKLE CREAM, NON-MEDICATED SKIN RENEWAL CREAM, EYE CREAM, BODY OIL, NON-MEDICATED LIP BALM, SKIN BALANCING LOTION, FACIAL SKIN OIL CONTROLLER, SKIN FIRMING PREPARATION, NON-MEDICATED SKIN BLEMISH PREPARATIONS, FACIAL TONER, BODY TONER, FACIAL CLEANER, FACIAL EXFOLIATING PREPARATION, BODY AND HAIR SHAMPOO AND CONDITIONER-IN-ONE, EYE MAKEUP REMOVER, FACIAL MAKEUP REMOVER, FACE MASQUE, BODY MASQUE, SKIN REFRESHING LOTION, SKIN REFRESHING CREAM AND GEL, HAIR SPRAY, HAIR MOUSSE, HAIR GEL, HAIR HUMECTANT, NON-MEDICATED HAIR REVITALIZING TREATMENT, BODY SUNSCREEN, FACIAL SUNSCREEN, NON-MEDICATED LIP SUN CARE PREPARATION, HAIR SUNSCREEN, SELF-TANNING PREPARATION IN THE FORM OF TANNING GELS, TANNING LOTIONS AND CREAMS, AFTER SUNBATHING SOFTENING AND MOISTENING LOTIONS, AFTER SUN SOOTHING MOISTURIZING LOTIONS, AFTER SUN SOOTHING MOISTURIZING CREAMS AND GELS, FOUNDATION MAKEUP, LIPSTICK, LIP GLOSS, EYELINER, EYE SHADOW, MASCARA, SKIN-TONE CORRECTOR, NAMELY MAKEUP, CREAMS AND LOTIONS FOR ENSURING CONSISTENCY IN SKIN TONES, FACE POWDER, BODY POWDER, BRONZER, NAMELY CREAMS, LOTIONS AND GELS FOR GIVING SKIN A BRONZE COLOR FOR USE IN SELF-TANNING, CONCEALER FOR FACE AND BODY, EYEBROW PENCILS, COSMETIC PENCILS, BLUSHER, NAIL ENAMEL, NAIL ENAMEL TOP COAT, NAIL ENAMEL BASE COAT, QUICK DRY TOP COAT FOR NAILS, NAIL CONDITIONERS, NAIL STRENGTHENERS, NAIL POLISH REMOVER, RIDGE FILLER FOR NAILS, NAMELY A CREAM USED IN NAIL CARE FOR ENSURING A SMOOTH SURFACE FOR NAILS, CUTICLE MOISTURIZING CREAM, CUTICLE REMOVING PREPARATIONS, NAIL WHITENER, NAMELY NON-MEDICATED WHITENING CREAM, BATH POWDER, BATH OIL, FACIAL AND BODY OIL SPRAY, SKIN SOAP, POTPOURRI, MASSAGE OILS, ESSENTIAL OILS FOR PERSONAL USE.
118503	A LINE AMERICAN STYLE and Design	10/23/2002	586260	11/9/2004	708107	REGISTERED	9
	9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES
T30276CL01	AK ANNE KLEIN	9/20/2007	789115	11/26/2008	934904	REGISTERED	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276CL05	AK ANNE KLEIN	9/20/2007	789118	11/26/2008	834944	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276CL07	AK ANNE KLEIN	9/20/2007	789117	11/26/2008	834937	REGISTERED	18
	18 - Handbags, cosmetic cases sold empty, wallets
T30276CL08	AK ANNE KLEIN	9/20/2007	789116	11/26/2008	834930	REGISTERED	14
	14 - Watches and Jewelry
T30276CL09	AK ANNE KLEIN	9/20/2007	789114	11/26/2008	834905	REGISTERED	03
	03 - Fragrances and Cosmetics
118323	ALBERT NIPON	4/18/1983	15524	9/28/1983	679131	REGISTERED	3
	3 - All goods in Class 3.
118727	ANNE KLEIN & Lion Head Design	5/23/1991	177233	9/2/1991	611492	REGISTERED	14
	14 - Jewels, clocks, and all other products comprised in this class.
118717	ANNE KLEIN & Lion Head Design	7/6/1990	156427	11/20/1990	586519	REGISTERED	25
	25 - ALL PRODUCTS COMPRISED IN CLASS 25

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 21

RE	FERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHILE continued...
118886		ANNE KLEIN II	8/10/1993	248884	3/31/1994	705687	REGISTERED	25
	25 - All goods comprised in Class 25.
T30276CL00		ANNE KLEIN NEW YORK	9/20/2007	789119	11/26/2008	834909	REGISTERED	3
	3 - Fragrances and Cosmetics
T30276CL02		ANNE KLEIN NEW YORK	9/20/2007	798120	11/26/2008	834942	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276CL03		ANNE KLEIN NEW YORK	9/20/2007	789121	11/26/2008	834941	REGISTERED	14
	14 - Watches and Jewelry
T30276CL04		ANNE KLEIN NEW YORK	9/20/2007	789123	12/4/2008	835584	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276CL 10		ANNE KLEIN NEW YORK		789122	11/26/2008	834940	REGISTERED	18
	18 - Handbags, cosmetic cases sold empty, wallets
39		EVAN-PICONE	7/1/1981	178,869	11/5/1981	377354	REGISTERED	25
	25 - Clothing, footwear, headgear.
40		EVAN-PICONE	10/18/1991	190,285	4/13/1992	385.579	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
42		EVAN-PICONE	7/26/1990	157,676	12/21/1990	362,975	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30103CL00		JAMIE SCOTT	11/2/1994	25996	9/29/1999	549068	REGISTERED	25
	25 - All products in Class 25
942		JONES NEW YORK	12/15/2000	511737	1/8/2002	616013	REGISTERED	25
	25 -
T00103CL01		JONES NEW YORK	12/15/2000	511736	8/8/2001	601343	REGISTERED	18
	18 – handbags and small leather goods
T00103CL02		JONES NEW YORK	1/17/2006	717331	8/23/2006	765589	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
43		JONES WEAR	9/21/1994	286,198	7/5/1996	764965	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00118CL01		JONES WEAR		678448	4/24/1995	723540	REGISTERED	014
	014 - Jewelry
T30164CL00		L. E. I. LIFE ENERGY INTELLIGENCE and Design			9/10/1999	547764	REGISTERED	25
	25 - apparel footwear and headgear
T30162CL00		L.E.I.	7/10/1999	453695	5/1/2003	780476	REGISTERED	25
	25 - apparel footwear and headgear
T30154CL00		L.E.I. and Design	7/19/1999	453697	5/1/2003	453697	REGISTERED	25
	25 - apparel footwear and headgear
T30157CL00		LIFE ENERGY INTELLIGENCE		559030	1/20/2000	559030	REGISTERED	25
	25 - apparel footwear and headgear
T30005CL01		NAPIER		N/A	6/20/2001	597.932	REGISTERED	14
	14 - All goods in international Class 14.

2

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 22

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHILE continued...
T30005CL03	NAPIER	4/14/2004	698,736	7/22/2004	698,736	REGISTERED	30
	30 - Local
T30094CL00	NORTON MCNAUGHTON	7/12/1994	279433	4/12/1995	723014	REGISTERED	25
	25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.
CHINA
118952	A (underscored) LINE ANNE	3/23/1992	92012895	3/10/1993	633411	REGISTERED	25
	25 - Clothing, footwear, headgear.
118959	A (underscored) LINE ANNE	3/23/1992	92012894	3/10/1993	633410	REGISTERED	25
	25 - Clothing, footwear, headgear.
247116	AK ANNE KLEIN	6/9/2005	4709548	2/28/2009	4709548	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coinlkey purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
247118	AK ANNE KLEIN	6/9/2005	4709547	1/28/2009	4709547	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
157126	AK ANNE KLEIN	5/9/2004	4054728	1/14/2007	4054728	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
247117	AK ANNE KLEIN	6/8/2005	4707374	1/21/2009	4707374	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
118477	AK ANNE KLEIN LOGO	11/8/2002	3363267	4/14/2006	3363267	REGISTERED	25
	25 - CLOTHING, FOOTWEAR, HEADGEAR, BABIES PANTS, SWIMMING SUITS, RAINCOATS, CLOTHING FOR OPERAS, SOCCER SHOES, SOCKS, GLOVES, NECKTIES, BELTS (CLOTHING), CHASUBLES
T30472CN00	AK ANNE KLEIN SPORT (and Design)	9/12/2003	3714049	10/7/2008	3714049	REGISTERED	25
	25 - Clothing, footwear headgear
157125	ANNE KLEIN	4/14/2004	4016788	9/14/2006	4016788	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor
118566	ANNE KLEIN & Lion Head Design	9/12/1979	7910874	5/14/1982	157540	REGISTERED	25
	25 - Articles of clothing.
118864	ANNE KLEIN II (stylized)	7/24/1990	90029912	8/10/1991	561342	REGISTERED	25
	25 - Clothing, coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, gloves, scarves, hosiery, footwear, headgear and hats.
118519	ANNE KLEIN NEW YORK Logo	11/8/2002	3363268	3/28/2008	3363268	REGISTERED	25
	25 - CLOTHING, FOOTWEAR, HEADGEAR, BABIES PANTS, SWIMMING SUITS, RAINCOATS, CLOTHING FOR OPERAS, SOCCER SHOES, SOCKS, GLOVES, NECKTIES, BELTS (CLOTHING), CHASUBLES
566	CODE BLEU		N/A	11/28/1996	905278	REGISTERED	25
	25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing, garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats, slips ,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards, leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,
T30108CN01	ERIKA COLLECTION	5/4/2006	3714093	5/4/2006	3714093	REGISTERED	25
	25 - footwear, headgear, socks and stockings, gloves, ties, belts, swimwear, raincoats

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 23

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued...
104	EVAN-PICONE	10/19/1990	90043284	10/30/1991	570247	REGISTERED	25
	25 - Clothing, footwear, headgear.
59	EVAN-PICONE	10/17/1990	90041985	10/10/1991	567984	REGISTERED	18
	18 - Luggage, Hand Bags, Purses, Attaché Cases, Briefcases, Camera Bags, Business and Credit Card Cases, Passport Cases, Wallets, Checkbook Covers, School Bags, Tote bags, Sport Tote Bags, Duffel Bags, Beach Bags, Travelling Trunks and Valises, Cosmetic Bags, Portfolios, Key Fobs, Key Cases.
T00066CN02	EVAN-PICONE	10/19/2001	2001194218	2/7/2003	1970051	REGISTERED	3
	3 - Perfume and cosmetics
T30242CN00	GLO JEANS	10/15/2004	4312189	2/6/2009	4312189	REGISTERED	025
	025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sport coats, blazers, coats, vests, jackets, tOshirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, tights, stockings, briefs, bras, and panties
T30200CN00	JEANSTAR	10/28/2004	4333543	8/7/2008	4333543	REGISTERED	025
	025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras
920	JONES	5/15/2000	1228348	12/7/1998	1228348	REGISTERED	25
	25 - Clothing, namely, stockings, hosiery and footwear, in International Class 25
T00103CN00	JONES NEW YORK	1/12/2004	3882637	11/21/2007	3882637	REGISTERED	18
	18 - Handbags and small leather goods
T00103CN01	JONES NEW YORK	12/31/2000	2020769	7/28/2006	2020769	REGISTERED	025
	025 - clothing, footwear, headgear, hosiery, socks, cloves, ties, baby clothing, swim wear, raincoat, gymnastic shoes, belts
T30181CN00	JONES NEW YORK SIGNATURE	12/17/2003	3848928	7/27/2008	3848928	REGISTERED	09
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T30181CN01	JONES NEW YORK SIGNATURE	12/17/2003	3848929	7/28/2008	3848929	REGISTERED	14
	14 - watches and jewelry
T30181CN02	JONES NEW YORK SIGNATURE	12/17/2003	3848910	1/28/2009	3848910	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
T30181CN03	JONES NEW YORK SIGNATURE	12/17/2003	3848911	1/28/2009	3848911	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
T30181CN04	JONES NEW YORK SIGNATURE	12/17/2003	3848927	5/21/2008	3848927	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30181CN05	JONES NEW YORK SIGNATURE	3/8/2004	3945709	1/28/2009	3945709	REGISTERED	25
	25 - footwear namely, shoes, boots, sandals, sneakers and slippers
T30044CN00	JUDITH JACK	9/29/2001	2001183700	12/7/2002	2010275	REGISTERED	14
	14 - Watches and Jewelry
T30044CN02	JUDITH JACK	9/29/2001	2001183701	1/14/2003	1992111	REGISTERED	25
	25 - Belts
T30044CN03	JUDITH JACK			11/28/2002	2001288	REGISTERED	18
	18 -
T30154CN00	L.E.I			4/28/2001	1560617	REGISTERED	18
	18 - HANDBAGS and LEATHER GOODS

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 24

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued...
T30162CN00	L.E.I.			7/17/2001	1597242	REGISTERED	25
	25 - apparel footwear and headgear
T30162CN01	L.E.I.	12/28/2002	3112145	3/28/2003	3112145	REGISTERED	14
	14 - Jewelry and watches
T30157CN00	L.E.I. LIFE ENERGY INTELLIGENCE and Design			9/28/2000	1450065	REGISTERED	25
	25 - apparel footwear and headgear
T30164CN02	L.EI. and Design			2/28/2001	1529593	REGISTERED	25
	25 - apparel footwear and headgear
T30157CN01	LIFE ENERGY INTELLIGENCE			1/5/2000	1501115	REGISTERED	25
	25 - apparel footwear and headgear
T30157CN02	LIFE ENERGY INTELLIGENCE			4/28/2001	1560616	REGISTERED	18
	18 - HANDBAGS and LEATHER GOODS
118808	Lion Head Design	2/2/1999	9900012175	7/27/2002	1815951	REGISTERED	18
	18 - Handbags, tote bags, billfolds (imitations of leather), wallets (imitations of leather), checkbook holders (imitations of leather), checkbook clutches, cosmetic cases, cosmetic pouches, credit card cases (imitations of leather), key cases, key fobs (imitations of leather), purses, coin purses, coinlkey purses, money belts, passport cases (imitations of leather), carry-all clutches and travel kits (sold empty).
T30085CN01	MAGGIE MCNAUGHTON	5/16/2002	3177285	10/7/2003	3177285	REGISTERED	25
	25 - Dresses, slacks, pants, tops, shirts, blouses, shorts, jeans, clothing, layettes [clothing], bathing suits, waterproof clothing, theatrical costume, gymnastic shoes, footwear, hats, hosiery, gloves [clothing], scarves, belts [clothing], sashes for wear.
T30189CN00	MISS ERIKA	9/12/2003	3714092	5/14/2006	3714092	REGISTERED	25
	25 - footwear, headgear, socks, stockings, gloves, ties, belts, swimwear, raincoats
T30025CN00	Napier (INITIAL CAP)	3/18/1994	94021336	11/28/1995	795472	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS METAL.
T30094CN00	NORTON MCNAUGHTON	5/16/2002	3177284	10/7/2003	3177284	REGISTERED	25
	25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts,clothing, layettes [clothing], bathing suits, waterproof clothing, theatrical costume, gymnastic shoes, footwear, hats, hosiery, gloves [clothing], scarves, belts [clothing], sashes for
T00168CN00	PICONE	1/13/2005	4461874	10/7/2008	4461874	REGISTERED	25
	25 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS
T00169CN00	PICONE SPORT	1/13/2005	4461873	10/7/2008	4461873	REGISTERED	025
	025 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS
T00170CN00	PICONE STUDIO	1/13/2005	4461872	10/7/2008	4461872	REGISTERED	025
	025 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS
T30164CN06	Slanted Bubble Design			1/7/2000	1501469	REGISTERED	25
	25 - apparel footwear and headgear
COLOMBIA
247130	AK ANNE KLEIN	5/31/2005	552804	12/14/2005	307910	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 25

REFERENCE	MARK	FILED	APPL#	REGDT	REG#		STATUS	CLASSES
COLOMBIA continued...
247129		AK ANNE KLEIN	5/31/2005	5 52800	1/27/2006	308771	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.
247131		AK ANNE KLEIN	5/31/2005	552799	12/14/2005	307960	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
T30354CO04		AK ANNE KLEIN	4/4/2007	07034292	10/22/2007	343352	REGISTERED	09
	09 - eyewear
T30354CO05		AK ANNE KLEIN	4/4/2007	07034294	10/22/2007	343353	REGISTERED	14
	14 - jewelry and watches
118716		ANNE KLEIN & Lion Head Design	6/1/2001	92.327.403	4/29/2004	300261	REGISTERED	25
	25 - Clothing, footwear, headgear
T30276CO00		ANNE KLEIN NEW YORK	4/4/2007	07034281	10/17/2007	343344	REGISTERED	03
	03 - cosmetics and fragrances
T30276CO01		ANNE KLEIN NEW YORK	4/4/2007	07034283	10/18/2007	343346	REGISTERED	9
	9 - eyewear
T30276CO02		ANNE KLEIN NEW YORK	4/4/2007	07034284	10/18/2007	343347	REGISTERED	14
	14 - jewelry and watches
T30276CO03		ANNE KLEIN NEW YORK	4/4/2007	07034286	10/18/2007	343348	REGISTERED	24
	24 -
T30276CO04		ANNE KLEIN NEW YORK	4/4/2007	07034282	10/18/2007	342245	REGISTERED	25
	25 -
T30276CO05		ANNE KLEIN NEW YORK	2/5/2008	08011119	8/15/2008	360823	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attache cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.
75		EVAN-PICONE		N/A	1/22/1985	107180	REGISTERED	25
	25 - Clothing, including boots, shoes, and slippers.
74		EVAN-PICONE	5/22/1990	322439	5/31/1994	166150	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
72		EVAN-PICONE	5/22/1990	322440	5/30/1994	166155	REGISTERED	9
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines and data processing equipment; fire-extinguishing apparatus.
73		EVAN-PICONE	4/22/1994	324235	2/28/1994	153501	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30124CO00		GLO	1/12/2005	05001804	1/13/2009	371816	REGISTERED	025
	025 - apparel, footwear, headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 26

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COLOMBIA continued...
438	JONES NEW YORK	8/3/1994	n/a	11/29/1994	168385	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00103CO02	JONES NEW YORK	7/19/2004	04068716	1/25/2005	293103	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30157CO00	L.E.I. LIFE ENERGY INTELLIGENCE and Design			12/31/1999	224633	REGISTERED	25
	25 - apparel footwear and headgear

COSTA RICA
T30276CR05	AK ANNE KLEIN	6/7/2005	0004196	9/18/2006	162410	REGISTERED	25
	25 -
247134	AK ANNE KLEIN	6/7/2005	2005-0004195	8/23/2006	161 704	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
247132	AK ANNE KLEIN	6/7/2005	20050004197	8/22/2006	161695	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30354CR03	AK ANNE KLEIN	10/20/2006	200610182	6/13/2008	178145	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30354CR04	AK ANNE KLEIN	10/20/2006	200610183	6/16/2008	176295	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30354CR05	AK ANNE KLEIN	10/20/2006	200610184	6/12/2008	176071	REGISTERED	14
	14 - jewelry and watches
118910	ANNE KLEIN II	6/3/1996	101756	1/21/1997	99007	REGISTERED	25
	25 - Articles of clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts (for clothing), skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes, loafers, espadrilles, pumps, sling backs, thongs, clogs, sandals, boots and slippers).
T30276CR00	ANNE KLEIN NEW YORK	10/20/2006	0010185	2/4/2008	172986	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276CR01	ANNE KLEIN NEW YORK	10/20/2006	0010186	2/4/2008	172985	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276CR02	ANNE KLEIN NEW YORK	10/20/2006	200610187	7/8/2008	176072	REGISTERED	14
	14 -
T30276CR03	ANNE KLEIN NEW YORK	10/20/2006	0000812	10/16/2007	170599	REGISTERED	18
	18 -
T30276CR04	ANNE KLEIN NEW YORK	10/20/2006	200610189	6/12/2008	176073	REGISTERED	25
	25 - Clothing, footwear, headgear
T30276CR06	ANNE KLEIN NEW YORK	2/13/2007	2007812	10/16/2007	2007812	REGISTERED	18
	18 -

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 27

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COSTA RICA continued...
T30276CR07	ANNE KLEIN NEW YORK	10/31/2006	10188	2/6/2009	186327	REGISTERED	24
	24 - fabrics
86	EVAN-PICONE		N/A	8/29/1991	76883	REGISTERED	18
	18 - Luggage, handbags, purses, attache.cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, schoolbags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags (sold empty), portfolios, key fobs and key cases.
84	EVAN-PICONE	2/22/1982	025946	7/15/1982	61037	REGISTERED	25
	25 - Clothing for women and misses, namely skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely suits, slacks, jackets, pants, shorts and sports coats; men’s’ sportswear, namely outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear and activewear for men and women, namely sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.
439	JONES NEW YORK	10/13/1994	n/a	3/16/1995	90618	REGISTERED	25
	25 - Clothing, for Women’s, Junior Misses’ & Petites
T00103CR02	JONES NEW YORK	10/7/2004	0007409	3/14/2006	157122	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30154CR00	L.E.I			3/2/2000	118738	REGISTERED	25
	25 - Apparel footwear and headgear
T30154CR02	L.E.I and Design			3/2/2000	118721	REGISTERED	25
	25 - Apparel footwear and headgear
T30154CR01	L.E.I LIFE ENERGY INTELLIGENCE and Design			4/7/2000	119564	REGISTERED	25
	25 - Apparel footwear and headgear
T30157CR00	LIFE ENERGY INTELLIGENCE			10/12/2000	122489	REGISTERED	25
	25 - Apparel footwear and headgear

CURACAO
T30276NT01	AK ANNE KLEIN	1/15/2007	D700018	3/6/2007	12680	REGISTERED	3,9,14 18,25
	3 -
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T30276NT00	ANNE KLEIN NEW YORK	1/15/2007	D700019	3/6/2007	12681	REGISTERED	3,9,14 18,25
	3 -
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 -
T00103NT00	JONES NEW YORK	7/29/2004	D-400305	8/5/2004	10709	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044NT00	JUDITH JACK	10/5/2001	D-3844	10/5/2001	03195	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts

CZECH REPUBLIC

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 28

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CZECH REPUBLIC continued...
118760	ANNE KLEIN	1/20/1994	94/85949	4/29/1996	189556	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, muffs, shawls, woolen scarves, swim suits, hosiery, stockings, panty hoses, ties, socks, footwear and headgear.
89	EVAN-PICONE	10/24/1981	None	10/24/1981	165195	REGISTERED	25
	25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses.
375	JONES NEW YORK	6/18/1997	05120997Ho	6/18/1997	217721	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
724	JONES NEW YORK	9/28/1997	147290	9/28/2001	232 687	REGISTERED	25
	25 -
T30154CZ01	L.E.I		061534	12/23/2003	259592	REGISTERED	25
	25 - Apparel footwear and headgear
T30154CZ02	l.e.i and Design		0145115	12/23/2003	259584	REGISTERED	25
	25 - Apparel footwear and headgear
T30154CZ03	l.e.i and Design	7/23/1999	145116	8/25/2004	264928	REGISTERED	25
	25 - Apparel footwear and headgear
T30154CZ00	L.E.I LIFE ENERGY INTELLIGENCE and Design	12/27/1999	na	12/27/1999	222046	REGISTERED	25
	25 - Apparel footwear and headgear
T30157CZ00	LIFE ENERGY INTELLIGENCE	5/23/2001	na	5/23/2001	233574	REGISTERED	25
	25 - Apparel footwear and headgear
T30157CZ01	LIFE ENERGY INTELLIGENCE	7/23/1999	na	7/23/1999	237065	REGISTERED	25
	25 - Apparel footwear and headgear

DENMARK
118319	ALBERT NIPON	9/23/1983	4576/83	9/14/1984	3333-1984	REGISTERED	25
	25 - All goods in Class 25, especially clothing.
118567	ANNE KLEIN	7/14/1976	3311/1976	3/25/1977	01158/1977	REGISTERED	3,25
	3 - all goods.
	25 - all goods.
118705	ANNE KLEIN & Lion Head Design	6/1/1990	4402/1990	7/26/1991	04498/1991	REGISTERED	25
	25 - All goods in Class 25.
80	E.P.S. EVAN PICONE SPORT (STYLIZED)	3/30/1990	2653/90	12/17/1993	VR 85921993	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 29

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DENMARK continued...
81	EVAN-PICONE	8/5/1981	3243/81	1/29/1982	463-1982	REGISTERED	3,4,14 21
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.

Industrial oils and greases; lubricants; dust absorbing, wetting and binding compositions; fuels (including motor spirit) and illuminants; candles, wicks.
Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; uncorked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.
	4 -
	14 -
	21 -
79	EVAN-PICONE	10/19/1990	8026/1990	9/20/1991	VR 06.185-1991	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
83	EVAN-PICONE	9/6/1968	3.366/68	2/28/1969	VR 617-1969	REGISTERED	25
	25 - Sportswear for women and girls, especially skirts, slacks, shorts and sweaters
78	EVAN-PICONE SPORT (STYLIZED)	1/30/1991	VA 00.742/91	4/23/1993	02.974-1993	REGISTERED	25
	25 - Sports clothes for women and young girls, especially skirts, slacks, shorts and sweaters
440	JONES NEW YORK	9/11/1990	n/a	8/16/1991	VR05161/91	REGISTERED	25
	25 - Clothing, for Women’s, Junior Misses’ & Petites
118568	Lion Head Design	7/14/1976	3310/1976	6/10/1977	2045/1977	REGISTERED	3,25
	3 - all goods.
	25 - all goods.
T30005DK01	RICHELIEU			3/2/1979	vr19979 00627	REGISTERED	14
	14 - Jewelry

DOMINICAN REPUBLIC
247135	AK ANNE KLEIN	7/7/2005	2005-43151	9/29/2005	150775	REGISTERED	18,25,35
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attache cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings.
	35 - Advertising and publicity services; retail store services, online services.
T30354DO01	AK ANNE KLEIN	9/21/2007	37190	12/31/2007	164873	REGISTERED	3,9,14
	3 - Fragrances and Cosmetics
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 - Jewelry and Watches
T30276DO00	ANNE KLEIN NEW YORK	9/21/2007	37189	12/31/2007	164872	REGISTERED	25,3,14 9
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
	3 - Fragrances and Cosmetics
	14 - Jewelry and Watches
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 30

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DOMINICAN REPUBLIC continued...
105	EVAN-PICONE	10/18/1994	40376	1/15/1995	76029	REGISTERED	44
	44 - All goods in local class 44, especially hosiery
371	JONES NEW YORK		N/A	9/15/1997	92456	REGISTERED	18
	18 - Umbrellas, parasols, and canes, not included in the cabinet-making line, trunks and suitcases, travelers’ supplies and the like;
370	JONES NEW YORK	9/15/1997	n/a	9/15/1997	92440	REGISTERED	25
	25 - All the articles included in this class, namely, “footwear of all kinds.
369	JONES NEW YORK	9/15/1997	n/a	9/15/1997	92437	REGISTERED	25
	25 - All goods in local class 44, especially hosiery All the articles included in this class, namely, “dresses, hats, feathers, artificial flowers, embroidery, braids, buttons, ribbons, narrow lace edgings and other dressing ornaments in general; models, patterns and any other objects required for fashions; passementerie in general; button, glove, corset, needle and pin making, and mercery in general
T00103DO03	JONES NEW YORK	7/20/2004	58972	10/15/2004	144415	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044DO00	JUDITH JACK	11/6/2001	001-114081-0	1/15/2002	133350	REGISTERED	14
	14 - Jewelry
T30044DO01	JUDITH JACK	11/6/2001	001-1114081	1/15/2002	133433	REGISTERED	18
	18 - Handbags
T30044DO02	JUDITH JACK	11/6/2001	2003-9969	1/15/2002	133427	REGISTERED	25
	25 - Belts
T30154DO00	L.E.I			10/15/1999	107455	REGISTERED	25
	25 - Apparel footwear and headgear
T30154DO02	L.E.I and Design			10/15/1999	107486	REGISTERED	25
	25 - Shoes
T30154DO01	L.E.I and Design			10/5/1999	108184	REGISTERED	25
	25 - Apparel footwear and headgear
T30154DO03	L.E.I LIFE ENERGY INTELLIGENCE and Design			4/30/1999	103685	REGISTERED	25
	25 - Apparel footwear and headgear
T30157DO00	LIFE ENERGY INTELLIGENCE			10/15/1999	107456	REGISTERED	25
	25 - Apparel footwear and headgear
T30157DO01	LIFE ENERGY INTELLIGENCE			10/15/1999	107488	REGISTERED	25
	25 - Shoes

ECUADOR
118983	A LINE ANNE KLEIN	5/26/1995	57172	11/15/1996	2928-96	REGISTERED	25
	25 - Clothing including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves, scarves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; and footwear (including shoes, boots and slippers), except children’s’ footwear.
T30276EC01	AK ANNE KLEIN	3/6/2007	181352	1/15/2008	41408	REGISTERED	3
	3 -
T30276EC02	AK ANNE KLEIN	3/6/2007	181353	1/15/2008	41508	REGISTERED	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276EC03	AK ANNE KLEIN	3/6/2007	181354	1/15/2008	41308	REGISTERED	14
	14 -

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 31

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ECUADOR continued...
247138	AK ANNE KLEIN	6/6/2005	158043	8/28/2006	250606	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
247139	AK ANNE KLEIN	6/6/2005	158045	8/28/2006	270706	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
118843	ANNE KLEIN	11/17/1993	42977-93	12/7/1994	4289-94	REGISTERED	25
	25 - Clothing, footwear and headgear.
118726	ANNE KLEIN & Lion Head Design	5/20/1991	25560/91	3/4/1992	428-92	REGISTERED	14
	14 - All goods in Class 14.
118907	ANNE KLEIN II	5/26/1995	57173-95	11/15/1996	2929-96	REGISTERED	25
	25 - Clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts, skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes,
T30276EC00	ANNE KLEIN NEW YORK	3/6/2007	181355	1/15/2008	41608	REGISTERED	3
	3 -
T30276EC04	ANNE KLEIN NEW YORK	3/6/2007	181356	1/15/2008	41808	REGISTERED	9
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276EC05	ANNE KLEIN NEW YORK	3/6/2007	181357	1/15/2008	41708	REGISTERED	14
	14 -
T30276EC06	ANNE KLEIN NEW YORK	3/6/2007	181358	1/15/2008	41909	REGISTERED	25
	25 -
107	EVAN-PICONE	10/2/1996	33633	11/5/1991	2831	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
106	EVAN-PICONE	3/23/1987	7826	5/20/1988	1194-88	REGISTERED	25
	25 - Clothing, footwear, headgear.
318	JONES NEW YORK			2/26/1997	99-97	REGISTERED	25
	25 - Clothing, footwear, headgear.
376	JONES NEW YORK	6/12/1997	78968	6/10/1998	543798	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00103EC04	JONES NEW YORK	8/3/2004	147218	11/30/2004	33342	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30154EC00	L.E.I			5/12/2000	256500	REGISTERED	25
	25 - Apparel footwear and headgear
T30154EC01	L.E.I and Design			5/12/2000	256600	REGISTERED	25
	25 - Apparel footwear and headgear
T30154EC02	L.E.I LIFE ENERGY INTELLIGENCE and Design			2/13/2001	1212101	REGISTERED	25
	25 - Apparel footwear and headgear
T30157EC00	LIFE ENERGY INTELLIGENCE			5/12/2000	256700dnpi	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 32

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ECUADOR continued...
T30007EC00	NAPIER (Stylized)	7/15/1991	057274	2/17/1995	670-95	REGISTERED	14
	14 - GOODS NOT LISTED.

EGYPT
118689	ANNE KLEIN	5/7/1984	64071	5/7/1984	64071	REGISTERED	3
	3 - Men’s and women’s fragrances, skin care, cosmetic, bath and related beauty care products.
118706	ANNE KLEIN & Lion Head Design	6/2/1990	77450	1/27/1992	77450	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, and all other clothes kinds of clothes, and shoes, and all these goods being included in class 25 and not in other classes.
T30373EG01	ANNE KLEIN & Lion Head Design	6/2/1990	77450	6/2/1990	77450	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, and all other clothing and shoes
118906	ANNE KLEIN II	5/22/1995	95790	1/10/2001	95790	REGISTERED	25
	25 - Clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts, skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes,
108	EVAN-PICONE	8/15/1990	77892	8/15/1990	77892	REGISTERED	25
	25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, sleepwear, footwear; clothing for men, namely, suits, slacks, jackets, pants, shirts, sweaters and neckwear
345	JONES NEW YORK	6/2/1997	107396	1/23/2002	107396	REGISTERED	25
	25 - Clothing, footwear, headgear.
346	JONES NEW YORK	6/2/1997	107395	1/18/2002	107395	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30162EG00	L.E.I.	6/24/2003	160310	6/12/2007	160310	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweatpants; jumpsuits; shorts, skorts, overalls, shortalls, dresses, skirts. T-shirts, sweatpants, tops, buttons, lingerie, footwear, socks, belts, coats, jackets, hats. Swimwear, underwear, tank tops and pajamas.
T30154EG03	L.E.I. LIFE ENERGY INTELLIGENCE Design	1/27/1999	120861	7/1/2002	120861	REGISTERED	25
	25 - Apparel footwear and headgear
T30157EG00	LIFE ENERGY INTELLIGENCE	6/24/2003	160311	6/22/2007	160311	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweatpants; jumpsuits; shorts, skorts, overalls, shortalls, dresses, skirts. T-shirts, sweatpants, tops, buttons, lingerie, footwear, socks, belts, coats, jackets, hats. Swimwear, underwear, tank tops and pajamas.

EL SALVADOR
247141	AK ANNE KLEIN	7/4/2005	2005050196	2/1/2006	228/56	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather shopping bags; shopping bags; net bags for shopping; tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.
247143	AK ANNE KLEIN	7/4/2005	2005050195	1/19/2006	213/55	REGISTERED	35
	35 - Advertising and publicity services; retail store services; online sales services; on-line advertising on a computer network.
247142	AK ANNE KLEIN	7/4/2005	2005050198	1/19/2006	217/55	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings.
319	JONES NEW YORK			1/13/1997	41 B.44	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 33

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EL SALVADOR continued...
T00103SV01	JONES NEW YORK	7/21/2004	E-41988-2004	4/22/2005	205-37	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30154SV00	L.E.I			8/7/2000	8book113p17-18	REGISTERED	25
	25 - Apparel footwear and headgear
T30154SV01	L.E.I			2/11/2002	139book150	REGISTERED	25
	25 - Apparel footwear and headgear
T30154SV02	L.E.I and Design		5737/1999	8/7/2000	16book113p33-4	REGISTERED	25
	25 - Apparel footwear and headgear
T30154SV03	L.E.I LIFE ENERGY INTELLIGENCE and Design			9/21/2001	125139p251-252	REGISTERED	25
	25 - Apparel footwear and headgear
T30157SV00	LIFE ENERGY INTELLIGENCE			5/17/2000	112104p225-26	REGISTERED	25
	25 - Apparel footwear and headgear
T30157SV01	LIFE ENERGY INTELLIGENCE			9/28/2001	193139p387-388	REGISTERED	25
	25 - Apparel footwear and headgear
T30007SV00	NAPIER (Stylized)	3/9/1993	895/93	6/6/1997	151	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

ESTONIA
118766	ANNE KLEIN	3/11/1994	9400596	4/19/1996	19266	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30154EE00	L.E.I			2/22/2001	33407	REGISTERED	25
	25 - Apparel footwear and headgear
T30154EE01	L.E.I and Design			2/22/2001	33408	REGISTERED	25
	25 - Apparel footwear and headgear
T30154EE02	L.E.I LIFE ENERGY INTELLIGENCE and Design			8/24/2000	31949	REGISTERED	25
	25 - Apparel footwear and headgear
T30162EE00	L.E.I. Design			2/22/2001	33408	REGISTERED	25
	25 - Apparel footwear and headgear
T30157EE02	LIFE ENERGY INTELLIGENCE			2/22/2001	33406	REGISTERED	25
	25 - Apparel footwear and headgear

EUROPEAN UNION (CTM)
T30276EU01	AK ANNE KLEIN	10/23/2006	005408976	11/10/2007	005408976	REGISTERED	03,09,14
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 34

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
247197	AK ANNE KLEIN	5/30/2005	4462371	9/15/2006	4462371	REGISTERED	18,25,35
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
	35 - Advertising and publicity services also provided online; retail store services, online retail services both in relation to leather and imitations of leather and goods made of these materials, handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks, umbrellas, beach umbrellas, parasols and walking sticks, clothing, footwear, headgear, belts, scarves, neckties, socks and stockings.
124181	ALBERT NIPON	4/11/2003	3129319	7/29/2004	3129319	REGISTERED	3,9,14
							18
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
	9 - Eyeglasses and sunglasses; eyeglass and sunglass frames; eye shades; eyeglass and sunglass cases; eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses; protective eye wear and eye wear for sports.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
118406	ALBERT NIPON	4/1/1996	128868	6/5/1998	128868	REGISTERED	25
	25 - Clothing, footwear, headgear and legwear; women’s men’s and children’s clothing, footwear, headgear and legwear
118788	ANNE KLEIN	4/1/1996	176255	11/25/1998	176255	REGISTERED	3,9,14
							18,24,25
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; non-medicated toilet preparations (including the following: perfume, eau de perfume, cologne, toilet water, dusting powder, bath oil, bath salts, soap, oil, toner, mask, astringent, face lotion, skin lotion, cleansing lotion, creams, depilatories, hair coloring preparations, hair conditioners, hair shampoo, face powder, sun care products, bath salts, bath and shower gel, makeup items). Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; eyeglass frames, sunglass frames, sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, and table clocks. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, tote bags, cosmetic cases, cosmetic pouches, carry-all clutches, purses, wallets, money belts, billfolds, credit card cases, key cases, key fobs, travel kits (sold empty), luggage, trunks, suitcases. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	24 - Textiles and textile goods, not included in other classes; bed and table covers; wall hangings made of textile; fabrics; table linen, bed linen, bath linen; window curtains and draperies. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	25 - Clothing, footwear, and headgear for men, women, and children; coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, panty hose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps, and berets. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland,

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 35

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
118483	ANNE KLEIN	2/22/2000	1520030	2/26/2002	1520030	REGISTERED	16,21,35,42
	16 - Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); playing cards; printers’ type; printing blocks.
	21 - Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; uncorked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.
	35 - Retail store services in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; business management consultancy, including giving assistance and advise in the establishment of retail stores in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; the bringing together, for the benefits of others, of a variety of goods including cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; the bringing together, for the benefit of others, of a variety of goods including cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear-excluding the transport thereof-enabling consumers to conveniently view and purchase those goods.
	42 - Technical consultancy and advising in the establishment of retail stores in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktops/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear.
118457	ANNE KLEIN 2	7/17/2000	1761584	10/26/2001	1761584	REGISTERED	9,14,18 25
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; including eyeglass frames, sunglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords, parts for eyeglasses and sunglasses, clip-on sunglasses, spectacles, eye shades, goggles, shooting glasses, binoculars.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry and costume jewelry, precious stones; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, clocks incorporating radios; chronometers, chronographs; decorative items for the home made of precious metal or coated therewith, namely, bowls, platters, serving trays, chargers, jugs, plates, mugs, vases, cache pots, ice buckets, canisters, cruets, pencil boxes, pencil cups, letter openers, desk trays, serving trays, decorative trays, candlesticks, candelabras, candle holders, candle rings, candle snuffers, candle trays, decorative boxes, jewelry boxes, jewelry cases, picture frames, decorative stands, decorative pedestals, cigarette cases, cigarette boxes, cigarette holders, cigarette lighters, ashtrays, nutcrackers, coffee pots, coffee services, tea pots, tea services, tea balls, tea infusers, serviette rings, napkin rings -all made of precious metal or coated therewith; works of art made of precious metal or coated therewith, namely busts, figurines, statues,
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), holders for grooming articles made of leather, nylon or other materials as far as included in this class, leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, ladies’ purses without handles, ladies’ purses especially designed for checkbooks, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, organizers, satchels, suitcases, luggage, trunks, umbrellas, beach umbrellas.
	25 - Clothing, footwear, headgear; including coats, fur coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 36

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
T30276EU0O	ANNE KLEIN NEW YORK	9/20/2006	5325642	8/30/2007	5325642	REGISTERED	3,9,1418,25,35
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; non-medicated toilet preparations (including the following: perfume, eau de perfume, cologne, toilet water, dusting powder, bath oil, bath salts, soap, oil, toner, mask, astringent, face lotion, skin lotion, cleansing lotion, creams, depilatories, hair coloring preparations, hair conditioners, hair shampoo, face powder, sun care products, bath salts, bath and shower gel, makeup items). Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; eyeglass frames, sunglass frames, sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, and table clocks. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, tote bags, cosmetic cases, cosmetic pouches, carry-all clutches, purses, wallets, money belts, billfolds, credit card cases, key cases, key fobs, travel kits (sold empty), luggage, trunks, suitcases. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.
	25 - Clothing, footwear, and headgear for men, women, and children; coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, panty hose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps, and berets. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland,
	35 - Retail Store Services
T30107EU00	ERIKA	10/29/2003	3465549	4/19/2005	3465549	REGISTERED	35,25
	35 - retail store services
	25 - Clothing
405	EVAN-PICONE	4/1/1996	76489	4/1/1996	76489	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, footwear, headgear.
	18 -
	25 -
406	EVAN-PICONE SPORT	4/1/1996	76414	4/1/1996	76414	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	Clothing, footwear, headgear.
	18 -
	25 -
T30200EU00	JEANSTAR	11/9/2004	4114401	1/24/2006	4114401	REGISTERED	025
	025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and
662	JNY	4/1/1996	76513	10/7/1998	76513	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	Clothing, footwear, headgear.
	18 -
	25 -

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 37

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
403	JONES NEW YORK	4/1/1996	76547	4/4/1996	76547	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	Clothing, footwear, headgear.
	18 -
	25 -
T00103EU01	JONES NEW YORK	10/29/2003	3465556	2/8/2005	3465556	REGISTERED	9,35
	9 - eyewear
	35 - retail store services
490	JONES NEW YORK SPORT	4/1/1996	64956	2/2/1998	64956	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	Clothing, footwear, headgear.
	18 -
	25 -
491	JONES WEAR	4/1/1996	64923	2/27/1998	64923	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins,hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

	Clothing, footwear, headgear.
	18 -
	25 -
T30044EU00	JUDITH JACK	10/31/2003	003512639	5/13/2005	003512639	REGISTERED	14,18,25 35

	14 - ALL GOODS IN THE CLASS
	18 - ALL GOODS IN THE CLASS
	25 - ALL GOODS IN THE CLASS
	35 - ALL GOODS IN THE CLASS

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 38

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
118445	KASPER	10/19/2001	2417798	7/19/2004	2417798	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; jewelry made of precious metals or coated therewith, namely ankle bracelets, identification bracelets, bracelets, belt buckles, brooches, chains, charms, ear clips, cufflinks, earrings, hat ornaments, money clips, necklaces, ornamental pins, pendants, rings, tie clips, tie pins, tie tacks, wedding bands — all made of precious metal or coated therewith; costume jewelry; watches, parts and accessories thereof, namely wrist watches, stop watches, watch fobs, pocket watches; watch bands, watch straps, watch bracelets, watch chains, watch cases, watch movements; clocks, namely wall clocks, table clocks, alarm clocks;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, trunks; umbrellas; beach umbrellas;
	25 - Clothing, namely coats, overcoats, trench coats, fur coats, capes, raincoat, ponchos, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, cocktail dresses, jumpers, skirts, evening skirts and tops, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, rompers, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, T-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski apparel, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf apparel, golf shirts, golf pants, golf shorts, golf gloves, tennis apparel, tennis shirts, tennis pants, tennis shorts, tennis gloves, infant wear, creepers, snow suits, bibs, booties, pinafores, playsuits; headwear, namely hats, caps, berets, earmuffs, hoods, head bands; footwear, namely shoes, sandals, boots, high boots, hiking boots, slippers, galoshes, sneakers, athletic footwear, golf shoes, tennis shoes.
T30154EU01	L.E.I LIFE ENERGY INTELLIGENCE and Design	1/22/1999	1056340	1/22/1999	1056340	REGISTERED	25
	25 - Apparel footwear and headgear
T30162EU00	L.E.I.	7/8/1999	1234244	7/8/1999	1234244	REGISTERED	25
	25 - Clothing, footwear, headgear
T30162EU01	L.E.I.	10/29/2003	3465671	4/19/2005	3465671	REGISTERED	35,14,18
	35 - retail store services
	14 - jewelry
	18 - handbags and small leather goods
T30154EU00	L.E.I. and Design	7/8/1999	1234236	7/8/1999	1234236	REGISTERED	25
	25 - Apparel footwear and headgear
T30157EU00	LIFE ENERGY INTELLIGENCE	7/8/1999	1234749	7/8/1999	1234749	REGISTERED	25
	25 - Apparel footwear and headgear
118458	Lion Head Design	3/10/2000	1551084	11/8/2001	1551084	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; including watches, clocks, table clocks; parts and accessories for the aforementioned goods. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; including hand bags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), grooming kits (sold empty), travel kits (sold empty), leather shoulder belts, money belts, wallets, billfolds, credit card cases, business card cases, passport cases, key cases, key fobs, checkbook holders, coin purses, clutch purses, general purpose purses, pouches, belt bags, tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, duffel bags, suit bags, garment bags for travel, gym bags, tie cases, backpacks, attaches, satchels, suitcases, luggage, trunks; umbrellas. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.
	25 - Clothing, footwear, headgear; including clothing, footwear, and headgear for men, women and children, namely coats, shirts, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stocking, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, athletic footwear, knitted headwear, hats, caps, berets. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.
T30005EU00	NAPIER	10/31/2003	003512605	5/13/2005	003512605	REGISTERED	14
	14 - ALL GOODS IN THE CLASS.- PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS.
T30094EU00	NORTON MCNAUGHTON	11/28/1996	000409383	10/28/1998	000409383	REGISTERED	25
	25 - clothing

Owner Trademark Report by Mark						Printed: 5/7/2009	Page 39

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
T30094EU01 NORTON MCNAUGHTON		10/29/2003	3465441	4/19/2005	3465441	REGISTERED	35,14,18
	35 - retail store services
	14 - jewelry
	18 - handbags and small leather goods

FEDERATION OF RUSSIA
245347	AK ANNE KLEIN	4/21/2005	2005709307	6/5/2006	307951	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]
248073	ALBERT NIPON	7/5/2005	2005716227	12/25/2006	318793	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].
254584	ANNE KLEIN	3/22/2006	2006706736	4/26/2007	325238	REGISTERED	9,14,18
							25,35
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; retail store services
207567	ANNE KLEIN NEW YORK	7/21/2004	2004716239	2/14/2006	301193	REGISTERED	25
	25 - Clothing, headgear
248086	ANNE KLEIN NEW YORK	7/5/2005	2005716228	3/29/2007	322815	REGISTERED	18,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].
574	CODE BLEU	11/18/1994	n/a	11/18/1994	137421	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30107RU00	ERIKA	7/4/2005	2005716205	5/23/2007	326851	REGISTERED	25
	25 - footwear
239	EVAN-PICONE	1/30/1991	130986	1/30/1991	98611	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whipsi harness and saddlery.
	Clothing, footwear, headgear.
	25 - Clothing for Men and Women
T30124RU00	GLO	7/11/2005	2005716871	11/13/2006	316470	REGISTERED	18,25,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
	35 - retail store services

Owner Trademark Report by Mark						Printed: 5/7/2009	Page 40

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FEDERATlON OF RUSSIA continued...
T30242RU0O	GLO JEANS	7/11/2005	2005716876	4/4/2007	323839	REGISTERED	18,25
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
T30200RU0O	JEANSTAR	7/5/2005	2005716206	3/5/2007	322087	REGISTERED	18,25
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
328	JONES NEW YORK	6/13/1997	97708581	6/13/1997	196341	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags,; umbrellas, parasols and walking sticks; whips, harness and saddlery
	25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25
T00103RU01	JONES NEW YORK	4/12/2007	2007710522		366451	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses; non-prescription reading glasses.
T30044RU0O	JUDITH JACK	7/5/2005	2005716350	7/19/2006	310743	REGISTERED	14,35
	14 - jewelry, watches
	35 - retail store services
248084	KASPER	7/5/2005	2005716225	3/19/2007	322845	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].
T30162RU00	L.E.I.	10/23/2000	na	10/23/2000	195749	REGISTERED	25
	25 - Apparel footwear and headgear
T30162RU01	L.E.I.	7/7/2005	2005716499	10/10/2006	314752	REGISTERED	18,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	35 - retail store services
T30155RU00	L.E.I. Design	9/14/2000	na	9/14/2000	19473	REGISTERED	25
	25 - Apparel footwear and headgear
T30154RU02	L.E.I. LIFE ENERGY INTELLIGENCE Design	4/11/2000	na	4/11/2000	187277	REGISTERED	25
	25 - Apparel footwear and headgear
T30126RU09	L.E.I. & Design	7/7/2005	2005716500	7/7/2006	314240	REGISTERED	18,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	35 - retail store services
T30126RU08	L.E.I. LIFE ENERGY INTELLIGENCE & Design	7/7/2005	2005716496	7/24/2006	310952	REGISTERED	18,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	35 - retail store services
248085	LE SUIT	7/5/2005	2005716224	11/14/2007	337326	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30157RU00	LIFE ENERGY INTELLIGENCE	9/4/2000	na	9/4/2000	193644	REGISTERED	25
	25 - Apparel footwear and headgear
T30157RU01	LIFE ENERGY INTELLIGENCE	7/7/2005	2005716498	8/31/2006	312928	REGISTERED	18,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	35 - retail store services

Owner Trademark Report by Mark						Printed: 5/7/2009	Page 41

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FEDERATlON OF RUSSIA continued...
253169	Lion Head Design	1/23/2006	2006700991	2/13/2007	320946	REGISTERED	9,14
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
248119	Lion Head Design	7/7/2005	2005716497	6/7/2006	308156	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].
T30005RU00	NAPIER	7/5/2005	2005716348	9/20/2006	313822	REGISTERED	14,35
	14 - jewelry and watches
	35 - retail store services
248083	NIPON BOUTIQUE	7/5/2005	2005716226	8/3/2007	330908	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	35 - Advertising; business management; business administration; office functions; bringing together for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].
T30094RU00	NORTON MCNAUGHTON	7/5/2005	2005716349	12/28/2006	319095	REGISTERED	25
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
T30164RU00	Slanted Bubble Design	9/4/2000	na	9/4/2000	193643	REGISTERED	25
	25 - Apparel footwear and headgear

FINLAND
118569	ANNE KLEIN	11/19/1976	N/A	8/20/1980	74516	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers.
109	EVAN-PICONE	8/9/1990	4070-90	3/20/1992	117824	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
112	EVAN-PICONE SPORT	1/30/1991	508/91	9/21/1992	122114	REGISTERED	25
	(STYLIZED)
	25 - Clothing, footwear, headgear. All goods.
111	EVAN-PICONE with Design	9/4/1968	3240/68	5/20/1970	56543	REGISTERED	25
	25 - All goods in Class 25, especially women’s and misses’ skirts, slacks, shorts and sweaters.
118570	Lion Head Design	11/19/1976	5094/76	11/5/1981	79246	REGISTERED	3,25
	3 - Bleaching-agents and other preparations for washing of clothes; preparations for cleaning, polishing and stain removal as well as abrasive agents; soap; perfumery products, essential oils, cosmetic preparations, hair lotions; dental care preparations.
	25 - clothes, therein included boots, shoes and slippers.
T30005FI00	NAPIER	5/21/1987	2304/87	5/22/1989	104158	REGISTERED	14
	14 - Not listed.

FRANCE
118313	ALBERT NIPON	1/8/1980	178901	1/8/1980	1568862	REGISTERED	25
	25 - All types of wearing apparel, including boots, shoes and slippers and rainwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 42

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FRANCE continued...
118312	ALBERT NIPON	3/23/1993	93460726	3/23/1993	93460726	REGISTERED	3,4,14 16,18
	3 - Soaps, perfumes, dressing table essentials, colognes, cosmetics, bath products, lotions for hands.
	4 - Wax candles.
	14 - Jewelry.
	16 - Publications.
	18 - Luggage, bags, valises.
118331	ALBERT NIPON BOUTIQUE	10/10/1979	159998	10/10/1979	1554633	REGISTERED	25
	25 - Clothing for women.
118573	ANNE KLEIN	11/28/1973	680533	11/3/1993	1271550	REGISTERED	14,18,20 24,25,27
	14 - PRECIOUS METALS AND THEIR ALLOYS AND PRODUCT SUBSTANCES OR PLATED NOT INCLUDED IN OTHER CLASSES; JEWELRY, JEWELRY, PRECIOUS STONES; HOROLOGICAL INSTRUMENTS AND CHRONOMETRIC INSTRUMENTS;
	18 - LEATHER AND IMITATION LEATHER, PRODUCTS OF THESE SUBSTANCES NOT INCLUDED IN OTHER CLASSES; ANIMAL SKINS; TRUNKS AND VALISES; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS AND SADDLERY.
	20 - FURNITURE, MIRRORS (MIRRORS), FRAMES; GOODS, NOT INCLUDED IN OTHER CLASSES, OF WOOD,CORK, REED, RUSH,WICKER, HORN, BONE, IVORY, WHALEBONE, TORTOISESHELL, AMBER, MOTHER OF PEARL, MEERSCHAUM, SUBSTITUTES OF ALL THESE SUBSTANCES OR OF PLASTIC;
	24 - FABRICS AND TEXTILE PRODUCTS NOT INCLUDED IN OTHER CLASSES; BED COVERS AND TABLE;
	25 - CLOTHING, FOOTWEAR, HEADGEAR;
	27 - CARPETS, DOOR MATS, MATS, LINOLEUMS AND OTHER FLOOR COVERINGS; WALL HANGINGS NOT OF TEXTILE.
118572	ANNE KLEIN	4/1/1973	660245	4/1/1973	1232104	REGISTERED	3
	3 - Preparations for bleaching and other substances for washing; preparations for cleansing, polishing, degreasing and abrading; soap; perfumery; essential oils; cosmetic hair lotions; dentifrices.
118918	ANNE KLEIN II	9/4/1996	96640421	9/4/1996	96640421	REGISTERED	16,18
	16 - Checkbook holders, checkbook clutches, passport cases and secretaries.
	18 - Leather and imitations of leather; animal pelts; trunks and travelling bags; umbrellas, parasols and walking sticks; whips and saddlery; handbags, tote bags, and personal leather accessories, namely billfolds, wallets, cosmetic cases, cosmetic pouches, credit card cases, key cases, key fobs, purses, coin purses, coin/key purses, money belts, carry-all clutches, covers made of leather and imitations of leather for personal planners, notebooks, appointment books and diaries.
113	EVAN-PICONE	2/7/1989	108,575	2/7/1989	1,513,133	REGISTERED	N/A
	N/A - Clothing, footwear, headgear.
115	EVAN-PICONE	7/27/1990	228989	7/27/1990	1606568	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
442	JNY	8/22/1990	n/a	8/22/1990	1611493	REGISTERED	25
	25 - Women’s apparel namely, vests, T-Shirts, sweaters, shorts, shirts, skirts, jackets, pull-on-pants, blouses
443	JONES NEW YORK	9/17/1990	n/a	9/17/1990	1615649	REGISTERED	25
	25 - Women’s apparel namely, vests, T-Shirts, sweaters, shorts, shirts, skirts, jackets, pull-on-pants, blouses
T30044FR00	JUDITH JACK	9/25/2001	013122581	9/25/2001	013122581	REGISTERED	14,18,25
	14 - Watches and jewelry
	18 - Handbags
	25 - Belts
118404	KASPER	2/25/1998	98719963	2/25/1998	98719963	REGISTERED	25
	25 - Wearing apparel, namely, sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.
118574	Lion Head Design	9/20/1976	807974	7/28/1986	1365589	REGISTERED	3,25
	3 - PREPARATIONS FOR BLEACHING AND OTHER SUBSTANCES FOR WASHING; PREPARATIONS FOR CLEANING, POLISHING, DEGREASING AND ABRADING; SOAP; PERFUMERY, ESSENTIAL OILS, COSMETIC, HAIR LOTIONS; DENTIFRICES
	25 - CLOTHING, FOOTWEAR, HEADGEAR.
T30007FR00	NAPIER (Stylized)			10/19/1989	1632493	REGISTERED	14
	14 - jewelry

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 43

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FRANCE continued...
118316	NIPON BOUTIQUE	12/2/1988	970788	12/2/1988	1501589	REGISTERED	25
	25 - Clothing for females, clothing, footwear, headgear.
T30005FR00	RICHELIEU			5/20/1987	1427539	REGISTERED	14
	14 - JEWELRY
567	X-AM	12/10/1993	n/a		93496163	REGISTERED	25
	25 - Clothing, footwear.

GERMANY
118986	A LINE ANNE KLEIN	9/12/1996	39639789.1	12/9/1996	39639789	REGISTERED	25
	25 - Clothing, particularly jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, breeches, jeans, t-shirts, skirts, gymnastic suits, jumpsuits, sweaters, cardigans and woolen waistcoats, belts, underwear, in particular for ladies, scarves, shawls, in particular ascots, overalls, gloves, hosiery, knee and thigh stockings, also nylon stockings, panty-hoses, leotards, socks, leggings, bathing and swimming suits; footwear, in particular shoes, boots, slippers and sports shoes, except children’s footwear; headgear, particularly hats, caps, berets and headbands.
118451	ALBERT NIPON	12/15/1981	N17935/3WZ	7/26/1982	1036121	REGISTERED	3,4,14 16,18
	3 - Perfumes and colognes; cosmetics.
	4 - Candles.
	14 - Jewelry.
	16 - Printed matter, newspapers, magazines, and books.
	18 - Traveling and jewelry suitcases, bags and handbags, beauty cases, cosmetic bags.
118340	ALBERT NIPON	2/28/1980	N16917/25WZ	2/28/1980	1007473	REGISTERED	25
	25 - Clothing of all kinds, including boots, shoes and slippers.
118617	ANNE KLEIN	9/22/1976	K 37 895/3 Wz	2/27/1980	998460	REGISTERED	3
	3 - WASHING AND BLEACH; CLEANING, POLISHING PREPARATIONS, FAT REMOVING AGENTS AND SHARPENING PREPARATIONS; SOAPS;PERFUME SHOPS, ESSENTIAL OILS, BODY CARE PRODUCTS AND BEAUTY CARE, HAIR LOTIONS;
118616	ANNE KLEIN	11/28/1973	K 35.112/20W	11/28/1973	991355	REGISTERED	14,18,20 24,25,27
	14 - JEWELRY, PRECIOUS STONES AND CLOCKS
	18 - LEATHER GOODS, NAMELY TRUNKS AND TRAVEL SACKS, HANDBAGS AND CARRYING BAGS, BRIEFCASES, BRIEF CASES, PURSES AND KEY BAGS, CASES FOR SPECTACLES AND CIGARETTES, FOR PHOTOGRAPHS AS WELL AS FOR CHEQUES AND CREDIT CARDS; CHEQUEBOOK AND TRAVEL PASS COVERS, BELTS, ALSO WITH BAGS FOR RECORDING SMALL OBJECTS AND MONEY; JEWELRY CONTAINERS AND TOGETHER ROLL BARS JEWELRY BAGS; UMBRELLAS, PARASOLS AND WALKING
	20 - FURNITURE, MIRRORS AND PICTURE FRAMES;
	24 - FABRICS; BED COVERS AND TABLE LINEN; BED LINEN AND TABLE LINEN;
	25 - CLOTHING, INCLUDING BOOTS,SHOES AND SLIPPERS
	27 - FLOOR COVERINGS, NAMELY CARPETS, CARPET TILES, CARPETS AS METAL GOODS, STRAW AND LlBER MATS, PLASTIC COVERINGS, TILE FORM, LINOLEUM; WALLPAPER

118721	ANNE KLEIN & Lion Head Design	9/7/1990	W 64 266/25	4/28/1993	DO 652 953	REGISTERED	25
	25 - Clothing, footwear, headgear
118867	ANNE KLEIN II (stylized)	9/7/1990	W 64 267/25	4/28/1993	DO 652 955	REGISTERED	25
	25 - Clothing, footwear, headgear.
149	E.P.S. EVAN PICONE SPORT (STYLIZED)	3/31/1990	P39 327/25 W	2/19/1991	1172169	REGISTERED	25
	25 - Clothing, footwear, headgear.
150	EVAN-PICONE	8/16/1990	P39 931/18 W	6/3/1991	1177165	REGISTERED	25
	25 -
151	EVAN-PICONE	7/27/1990	W62373	4/28/1992	DD 651 100	REGISTERED	18,25
	18 - Goods made of leather or of leather imitations, namely handbags and other cases not adapted to the product they are intended to contain as well as small articles of leather in particular purses, pocket wallets, key cases.

	Clothing, footwear, headgear.
	25 -

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 44

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GERMANY continued...
152	EVAN-PICONE	12/3/1981	P28884/3Wz	3/1/1985	1074359	REGISTERED	25
	25 - Clothing for women and misses (including woven and knitted clothing): skirts, jackets, slacks, shorts, blouses, dresses, scarves, vests, camisoles, culottes, hosiery, nightgowns, sweaters and coats, men’s’ clothing (including woven and knitted clothing): suits, slacks, pants, jackets, coats and overcoats, sportswear, sweaters, jeans, shirts and shorts.
153	EVAN-PICONE	9/5/1968	E13684	9/5/1968	874593	REGISTERED	25
	25 - Clothing (outerwear) for ladies, including knitted clothing.
148	EVAN-PICONE SPORT (STYLIZED)	2/6/1991	P40 668/25 Wz	11/12/1991	2006160	REGISTERED	25
	25 - Clothing, footwear, headgear.
444	JONES NEW YORK	5/4/1993	n/a	5/4/1993	2089887	REGISTERED	25
	25 - Women’s, Junior Misses’ & Petite Clothing
118614	Lion Head Design	10/15/1976	K 37 980/25 W	5/23/1980	1002421	REGISTERED	25
	25 - Clothing, including boots, shoes, and slippers
T30005DE00	NAPIER	1/8/1980	N16852/14Wz	7/24/1980	1005389	REGISTERED	14
	14 - JEWELRY GOODS, GEMS; JEWELRY, ORNAMENTAL GOODS, WHICH HAVE BEEN MADE USING NOBLE METALS AND/OR GEMS, CLOCKS, WATCHES.
T30005DE01	RICHELIEU		V15794	3/1/1978	979771	REGISTERED	14
	14 -
561	X-AM	12/14/1993	n/a	10/18/1994	2081148	REGISTERED	25
	25 - Clothing, footwear, headgear.

GREECE
118708	ANNE KLEIN & Lion Head Design	7/18/1990	99903	7/18/1990	99903	REGISTERED	25
	25 - All goods in Class 25, in particular, coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls and shoes.
155	EVAN-PICONE	10/26/1981	100400	9/21/1984	70,142	REGISTERED	4,14,25
	4 - Candles and particularly fragrant candles. Articles from precious metals and amalgams of same; jewelry and particularly jewelry containing perfumes or cosmetics. Clothing.
	14 -
	25 -
156	EVAN-PICONE	8/23/1990	100400	8/23/1990	100400	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
445	JNY	10/15/1990	n/a	12/17/1993	101083	REGISTERED	25
	25 - Women’s apparel namely, vests, T-Shirts, Sweaters, Shorts, Shirts, Skirts, Jackets, Pull-On Pants, Blouses.
446	JONES NEW YORK	11/2/1990	101436	8/17/1999	101436	REGISTERED	25
	25 - Women’s, Junior, Misses and Petite apparel.

GUATEMALA
247145	AK ANNE KLEIN	6/6/2005	M-3761-2005	2/8/2006	140,373	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247146	AK ANNE KLEIN	6/6/2005	M-3762-2005	2/1/2006	140,275	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 45

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GUATEMALA continued ...
247144	AK ANNE KLEIN	6/6/2005	M-3763-2005	3/6/2006	140,828	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30354GT03	AK ANNE KLEIN	11/7/2006	934502006	5/15/2007	149378	REGISTERED	03
	03 - Cosmetics and Fragrances
T30354GT04	AK ANNE KLEIN	11/7/2006	934302006	5/21/2007	149665	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30354GT05	AK ANNE KLEIN	11/7/2006	934502006	5/29/2007	149768	REGISTERED	14
	14 - jewelry and watches
118798	ANNE KLEIN	10/30/1996	8445-96	3/10/1998	89094	REGISTERED	25
	25 - Clothing, shoes and headgear.
118921	ANNE KLEIN II	10/30/1996	8444-96	3/10/1998	89093	REGISTERED	25
	25 - Clothing, shoes and headgear.
T30276GT00	ANNE KLEIN NEW YORK	11/7/2006	934602006	5/30/2007	149793	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, Skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276GT01	ANNE KLEIN NEW YORK	11/7/2006	934702006	5/22/2007	149701	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276GT02	ANNE KLEIN NEW YORK	11/7/2006	934802006	5/30/2007	149794	REGISTERED	14
	14 - jewelry and watches
T30276GT04	ANNE KLEIN NEW YORK		09349	6/4/2007	149863	REGISTERED	25
	25 - Shirts, blouses, camisoles, footwear, gloves, underwear, skirts, pajamas, belts
157	EVAN-PICONE	3/5/1982	74203	10/17/1983	45196/371/105	REGISTERED	25
	25 - Skirts, suits, slacks, sports clothes, shorts, blouses, women’s suits, women’s and misses dresses.
T00103GT01	JONES NEW YORK	7/15/2004	51772004	1/20/2005	133852	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T00103GT03	JONES NEW YORK	11/4/2004	8392004	10/6/2005	138292	REGISTERED	25
	25 -
T30154GT00	L.E.I			11/24/1999	100829	REGISTERED	25
	25 - Apparel footwear and headgear
T30154GT01	L.E.I Design			11/24/1999	100830	REGISTERED	25
	25 - Apparel footwear and headgear
T30154GT02	L.E.I LIFE ENERGY INTELLIGENCE Design			7/21/1999	96898	REGISTERED	25
	25 - Apparel footwear and headgear
T30157GT00	LIFE ENERGY INTELLIGENCE			11/24/1999	100831	REGISTERED	25
	25 - Apparel footwear and headgear
T30005GT00	NAPIER	8/12/1992	050821	7/24/1994	71803	REGISTERED	14
	14 - Goods not listed.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 46

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GUYANA
T30007GY00	NAPIER (Stylized)	12/9/1992	14002A	12/9/1992	14002A	REGISTERED	14
	14 - JEWELRY AND SIMILAR DECORATIVE ITEMS.

HAITI
T30044HT00	JUDITH JACK			4/30/2002	277-133	REGISTERED	14
	14 - Jewelry and Watches
T30044HT01	JUDITH JACK			4/30/2002	278-133	REGISTERED	18
	18 - Handbags
T30044HT02	JUDITH JACK			4/30/2002	279-133	REGISTERED	25
	25 - Belts

HONDURAS
247195	AK ANNE KLEIN	6/28/2005	14922/2005	4/3/2008	13269	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
T30354HN03	AK ANNE KLEIN	10/26/2006	36345/2006	7/2/2007	101278	REGISTERED	03
	03 - Fragrances and Cosmetics
T30354HN04	AK ANNE KLEIN	10/26/2006	36346/2006	7/2/2007	101270	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30354HN05	AK ANNE KLEIN	10/26/2006	36347/2006	7/2/2007	101277	REGISTERED	14
	14 - Jewelry and Watches
T30276HN00	ANNE KLEIN NEW YORK	10/26/2006	36351/2006	7/2/2007	101276	REGISTERED	03
	03 - Fragrances and Cosmetics
T30276HN04	ANNE KLEIN NEW YORK	10/26/2006	36350/2006	7/2/2007	101271	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276HN05	ANNE KLEIN NEW YORK	10/26/2006	36348/2006	7/2/2007	101272	REGISTERED	14
	14 - Jewelry and Watches
T30276HN06	ANNE KLEIN NEW YORK	10/26/2006	36349/2006	1/23/2008	103555	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
448	JONES NEW YORK	8/30/1994	n/a	7/31/1995	62353	REGISTERED	25
	25 - Women’s, Junior, Misses and Petite apparel.
T00103HN01	JONES NEW YORK	7/15/2004	1252204	1/19/2005	93179	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30154HN00	L.E.I LIFE ENERGY INTELLIGENCE Design			4/1/2000	76993	REGISTERED	25
	25 - Apparel footwear and headgear
T30157HN00	LIFE ENERGY INTELLIGENCE			7/14/1994	77590	REGISTERED	25
	25 - Apparel footwear and headgear

HONG KONG
118949	A (underscored) LINE ANNE	3/20/1991	1835/91	8/29/1995	07301/1995	REGISTERED	25
	25 - Tops, knitwear, dresses, jackets, pants, skirts, jumpsuits, coats.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 47

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued ...
T30276HK00	AK ANNE KLEIN	11/1/2006	300751211	11/1/2006	300751211	REGISTERED	03,09,14
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
247148	AK ANNE KLEIN	5/28/2005	300428823	5/28/2005	300428823	REGISTERED	18,25,35
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
	35 - Advertising and publicity services; retail store services, online services, provision of on-line information in respect of all the aforesaid services.
118335	ALBERT NIPON	11/10/1988	7144/88	11/10/1988	B2443/1990	REGISTERED	25
	25 - Dresses, shirts, skirts, jackets, sportswear, coordinated sweaters, slacks and scarves, all being for women.
124235	ALBERT NIPON	4/11/2003	300005318	4/11/2003	300005318	REGISTERED	3
	3 - Perfumery, cosmetics and toilet preparations.
118481	ANNE KLEIN	2/11/2000	2613/2000	1/23/2002	00906/2002	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
118771	ANNE KLEIN	3/9/1994	2750/1994	4/21/1999	B4905/1999	REGISTERED	9
	9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames; all included in Class 9.
118729	ANNE KLEIN	10/24/1992	17281/1992	1/10/1995	B198/1995	REGISTERED	42
	42 - Retail store services for clothing, footwear, headgear, spectacles, sunglasses, perfumery, cosmetics, hair care preparations, skin care preparations, essential oils, jewelry, horological and chronometric instruments, leather and imitation of leather, and goods made of these materials, textiles and textile goods, handbags, purses, wallets, travelling bags, umbrellas, parasols and walking sticks; all included in Class
118783	ANNE KLEIN	1/19/1996	667/1996	11/19/1999	14462/1999	REGISTERED	25
	25 - Footwear, hosiery, stockings, pantyhose, tights and socks.
118838	ANNE KLEIN	8/13/1992	14540/92	11/19/1999	14401/1999	REGISTERED	14
	14 - Watches.
118575	ANNE KLEIN (script) & Lion Head Design	6/20/1978	1164/1978	4/14/1980	697/1980	REGISTERED	3
	3 - Cosmetics and perfumery.
118576	ANNE KLEIN (script) & Lion Head Design	6/20/1978	1164/A/1978	4/14/1980	698/1980	REGISTERED	25
	25 - Articles of clothing, including hats and footwear.
118494	ANNE KLEIN 2 (series)	7/19/2000	16058/2000	9/30/2002	12760(A-B)/2002	REGISTERED	25
	25 - Clothing, footwear and headgear; all included in Class 25.
118891	ANNE KLEIN II	3/9/1994	94/02749	4/21/1999	B04904/1999	REGISTERED	9
	9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames; all included in Class 9.
118874	ANNE KLEIN II (stylized)	8/19/1991	6039/91	8/29/1995	07302/1995	REGISTERED	25
	25 - Tops, knitwear, dresses, jackets, pants, skirts, jumpsuits, coats.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 48

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued ...
T30276HK01	ANNE KLEIN NEW YORK	11/1/2006	300751248	11/1/2006	300751248	REGISTERED	03,09,14
							18,25
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	18 -
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
118854	ANNE KLEIN, ANNE KLEIN II	9/6/1997	12813/1997	9/6/1997	03102(A-B)/2000	REGISTERED	14
	(series)
	14 - Jewelry and watches.
161	E.P.S. EVAN PICONE SPORT	8/6/1990	6400/90	1/28/1993	B00385/93	REGISTERED	25
	(STYLIZED)
	25 - Clothing, footwear, headgear.
162	EVAN-PICONE	9/1/1990	7223/90	7/7/1992	2716/92	REGISTERED	18
	18 - Articles of luggage, handbags, purses, attache cases; briefcases, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags; travelling trunks and valises, cosmetic bags, key fobs and key cases; all of leather and all included in Class 18.
163	EVAN-PICONE	8/6/1990	6402/90	8/6/1990	5049/95	REGISTERED	25
	25 - Clothing, footwear, headgear.
160	EVAN-PICONE SPORT	2/27/1991	1288/91	8/16/1995	B6941/95	REGISTERED	25
	(STYLIZED)
	25 - Clothing, footwear, headgear.
T30200HK00	JEANSTAR	11/1/2004	300311039	11/1/2004	300311039	REGISTERED	025
	025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras
663	JONES NEW YORK	4/21/1999	9904954	4/21/1999	B12505	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
391	JONES NEW YORK	4/4/2003	199709377	4/4/2003	300138384	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30203HK00	JONES NEW YORK	12/24/2004	300343412	12/24/2004	300343412	REGISTERED	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
T30181HK00	JONES NEW YORK SIGNATURE	12/18/2003	300131255	12/20/2003	300131255	REGISTERED	25,3,9
							14,18
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits and footwear namely, shoes, boots, sandals, sneakers and slippers
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
	9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
	14 - watches and jewelry
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 49

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued...
T30044HK00	JUDITH JACK	9/28/2001	15821/2001	9/28/2001	200203616AA	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches, horological and chronometric instruments all included in Class 14.
	18 - Leather and imitations of leather and goods made of these materials; handbags; toilet bags; trunks and travelling bags; travel cases; luggage; suitcases; hold alls; bags; vanity cases; briefcases; attache cases; purses; wallets; credit card cases and holders; umbrellas; parasols; walking sticks; shooting sticks; shoulder belts; parts and fittings for all the aforesaid goods; all included in Class 18.
	25 - Clothing, belts (clothing), footwear, headgear.
T30154HK01	L.E.I LIFE ENERGY INTELLIGENCE Design			2/3/1999	422/2001	REGISTERED	25
	25 - Apparel footwear and headgear
T30154HK00	L.E.I (Series)	7/20/1996	na	7/20/1999	3675A-D/2002	REGISTERED	25
	25 - Apparel footwear and headgear
T30157HK00	LIFE ENERGY INTELLIGENCE	3/8/1996	na	3/8/1999	10083/2002	REGISTERED	25
	25 - Apparel footwear and headgear
118482	Lion Head Design	2/11/2000	2614/2000	1/23/2002	907/2002	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
118839	Lion Head Design	8/13/1992	14539/92	7/31/1995	06359/1995	REGISTERED	14
	14 - Precious metals and their alloys; goods in precious metals or coated therewith and not included in other classes; jewelry; precious stones; horological and chronometric instruments; watches and clocks, all included in class 14.
T30005HK00	RICHELIEU	6/2/2005	300431324	4/4/2006	300431324	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

HUNGARY
118762	ANNE KLEIN	1/27/1994	M9400565	3/4/1997	142 994	REGISTERED	25
	25 - Clothing articles, footwear, headgear.
164	EVAN-PICONE	7/19/1990	2841/90	12/18/1991	140002	REGISTERED	18,25
	18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit cards cases, passport cases, wallets, check book covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling travel and valises, cosmetic bags, portfolios, key fobs an key cases.
	Clothing, footwear, headgear.
	25 -
325	JONES NEW YORK	5/30/1997	M9701836	4/28/1998	151818	REGISTERED	18,25
	18 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 -
T30154HU00	L.E.I	7/22/1999	M99 03502	7/22/1999	169158	REGISTERED	25
	25 - Apparel footwear and headgear
T30154HU01	L.E.I Design			7/22/1999	164861	REGISTERED	25
	25 - Apparel footwear and headgear
T30154HU02	L.E.I LIFE ENERGY INTELLIGENCE Design			1/20/1999	169502	REGISTERED	25
	25 - Apparel footwear and headgear
T30157HU00	LIFE ENERGY INTELLIGENCE			7/22/1999	164913	REGISTERED	25
	25 - Apparel footwear and headgear

ICELAND

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 50

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ICELAND continued...
219	EVAN-PICONE	1/17/1991	46/1991	4/26/1991	502/1991	REGISTERED	25
	25 - Clothing, footwear, headgear.

INDIA
247151	AK ANNE KLEIN	6/13/2005	1363479	8/4/2008	1363479	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
248033	AK ANNE KLEIN	6/13/2005	1363480	3/28/2008	1363480	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
248035	AK ANNE KLEIN	6/13/2005	1363481	5/23/2007	1363481	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services.
118719	ANNE KLEIN & Lion Head Design	7/19/1990	533696	7/19/1990	533696	REGISTERED	25
	25 - COATS, SUITS, JACKETS, PANTS, SHIRTS, SKIRTS, DRESSES, BLOUSES, SWEATERS, BELTS, GLOVES, KNITIED HEADWEAR, MUFFLERS, SWIMWEAR, SOCKS, SCARVES, SHAWLS, SHOES.
118861	ANNE KLEIN II (stylized)	6/15/1990	531607	6/15/1990	531607	REGISTERED	25
	25 - WOMEN’S COATS, SUITS, PANTS, SHIRTS, DRESSES, BLOUSES, SWEATERS, BELTS (CLOTHING), GLOVES AND SCARVES AND GOODS INCLUDED IN CLASS 25.
T000351N00	CODE BLEU	1/18/2006	1414967	8/8/2008	1414967	REGISTERED	25
	25 - jeans
T00066IN02	EVAN-PICONE	9/20/2002	1135224	7/24/2006	1135224	REGISTERED	25
	25 - Clothing, footwear, headgear
385	JONES NEW YORK	6/16/1997	755886	2/22/2005	755886	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30181IN01	JONES NEW YORK SIGNATURE	12/30/2003	1259549	11/7/2005	1259549	REGISTERED	25
	25 - Footwear namely, shoes, boots, sandals, sneakers and slippers
T30181IN02	JONES NEW YORK SIGNATURE	12/30/2003	1259548	11/7/2005	1259548	REGISTERED	09
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T30181IN03	JONES NEW YORK SIGNATURE	12/30/2003	1259552	11/7/2005	1259552	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
T30181IN04	JONES NEW YORK SIGNATURE	12/30/2003	1259551	1/6/2004	1259551	REGISTERED	14
	14 - watches and jewelry
T30181IN05	JONES NEW YORK SIGNATURE	12/30/2003	1259553	9/12/2006	1259553	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30181IN06	JONES NEW YORK SIGNATURE	1/6/2004	1259550	11/7/2005	1259550	REGISTERED	25
	25 - Skirts, suits, pants shorts, tops, jackets, coats dresses, sweaters, blazers, dusters, cardigans, pullovers, jeans, vests, camisoles, culottes, knit pants, knit tops, tank tops, polo shirts, denim jackets, and jumpsuits

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 51

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDIA continued...
T30154IN00	L.E.I	7/15/1999	866123	2/24/2006	866123	REGISTERED	25
	25 - Apparel footwear and headgear
T30154IN03	L.E.I LIFE ENERGY INTELLIGENCE and Design	1/25/1999	838308	1/20/2006	838308	REGISTERED	25
	25 - Apparel footwear and headgear
T30007IN01	NAPIER (Stylized)	5/1/1995	664230	5/1/2002	664230	REGISTERED	14
	14 - Jewelry made of precious &semi-precious materials.

INDONESIA
247155	AK ANNE KLEIN	6/13/2005	D00.2005.0077	2/14/2007	0000110104	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247156	AK ANNE KLEIN	6/13/2005	D00.2005.0077	2/14/2007	0000110106	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
207682	AK ANNE KLEIN	8/4/2004	2004.2215422329	4/25/2006	0000704001	REGISTERED	14
	14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
207685	ANNE KLEIN	8/4/2004	D00.2004.22153.	4/25/2006	000070400	REGISTERED	14
	14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
118794	ANNE KLEIN	8/5/1996	D96 16456	9/19/1997	391511	REGISTERED	18
	18 - Walking sticks, whips, harnesses and saddlery.
118855	ANNE KLEIN	10/13/1997	D9722373	3/26/1999	425357	REGISTERED	25
	25 - Clothing, footwear, and headgear, namely, coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps
118917	ANNE KLEIN II	8/5/1996	D96 16455	9/22/1997	392155	REGISTERED	18
	18 - Walking sticks, whips,harnesses and saddlery.
217	EVAN-PICONE	1/3/1991	287821	2/13/1993	287821	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, footwear, headgear.
	25 -
216	EVAN-PICONE with Design	11/8/1990	287045	2/1/1993	287045	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
398	JONES NEW YORK	6/16/1997	DJ711715	4/28/1998	413770	REGISTERED	25
	25 - Clothing, footwear, headgear.
381	JONES NEW YORK	6/16/1997	DJ711714	4/2/1998	413769	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30181ID00	JONES NEW YORK SIGNATURE	1/12/2004	D00 2004 00383	3/25/2009	IDM000116134	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30181ID01	JONES NEW YORK SIGNATURE	1/12/2004	D003800389	1/8/2004	003800389	REGISTERED	09
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T30181ID02	JONES NEW YORK SIGNATURE	1/12/2004	D00 2004 0038	1/8/2004	000047091	REGISTERED	14
	14 - Jewelry and Watches

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 52

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDONESIA continued...
T30181ID03	JONES NEW YORK SIGNATURE	1/8/2004	D00 2004 0038	1/8/2004	0038 00385	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
T30181ID04	JONES NEW YORK SIGNATURE	1/12/2004	D00 2004 0038	1/8/2004	0038 00386	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
T30181ID05	JONES NEW YORK SIGNATURE	1/12/2004	D00 2004 0038	1/8/2004	0038 00387	REGISTERED	25
	25 - Footwear
T30157ID00	LIFE ENERGY INTELLIGENCE			8/2/1999	460789	REGISTERED	25
	25 - Apparel footwear and headgear
IRELAND
118332	ALBERT NIPON	9/19/1988	4030/88	9/19/1988	133257	REGISTERED	25
	25 - Articles of clothing, footwear and headgear, all included in Class 25.
118709	ANNE KLEIN & Lion Head Design	6/1/1990	3098/90	6/1/1990	140176	REGISTERED	25
	25 - Clothing included in Class 25, footwear, headgear.
209	EVAN-PICONE	7/24/1981	2132/81	9/18/1986	B115625	REGISTERED	25
	25 - Clothing, footwear, headgear.
330	JONES NEW YORK	5/23/1997	211431	5/23/1997	211431	REGISTERED	18,25
	18 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

	Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 -
118400	KASPER	2/23/1998	207445	2/23/1998	207445	REGISTERED	25
	25 - Clothing, footwear, headgear included in Class 25.
T30007IE00	NAPIER (Stylized)	4/24/1995	95/2963	4/24/1995	167170	REGISTERED	14
	14 - GOODS NOT LISTED.
118330	NIPON PETITES	9/19/1988	4031/88	9/19/1988	133258	REGISTERED	25
	25 - Articles of clothing, footwear and headgear, all included in Class 25.
ISRAEL
118786	ANNE KLEIN	5/21/1995	98757	1/5/1997	98757	REGISTERED	9
	9 - Optical apparatus and instruments, including sunglasses, eyeglasses, frames for sunglasses and eyeglasses, sunshades, lenses, carrying cases, chains, cords and parts and fittings for the aforesaid goods; all included in Class 9.
118690	ANNE KLEIN	9/12/1984	59501	10/20/1988	59501	REGISTERED	3
	3 - Soaps,perfumery, cosmetics and non-medicated toilet preparations.
118710	ANNE KLEIN & Lion Head Design	6/28/1990	76789	9/23/1993	76789	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls and shoes, all included in Class 25.
118904	ANNE KLEIN II	12/26/1994	96258	7/1/1996	96258	REGISTERED	25
	25 - All goods in Class 25.
213	EVAN-PICONE	12/30/1981	53484	3/3/1986	53484	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 53

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ISRAEL continued ...
210	EVAN-PICONE	8/17/1990	77277	3/10/1994	77277	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, camera bag, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags, portfolios, key fobs and key cases all included in class 18.
326	JONES NEW YORK	6/7/1996	105672	12/4/1997	105672	REGISTERED	25
	25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25
T00103IL01	JONES NEW YORK	1/15/2006	186577	10/14/2007	186577	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30154IL02	L.E.I. LIFE ENERGY INTELLIGENCE Design			1/20/1999	125234	REGISTERED	25
	25 - Apparel footwear and headgear
T30162IL01	L.E.I. Design			7/12/1999	129146	REGISTERED	25
	25 - Apparel footwear and headgear
T30157IL00	LIFE ENERGY INTELLIGENCE			7/12/1999	129147	REGISTERED	25
	25 - Apparel footwear and headgear
T30005IL00	NAPIER	8/21/1979	48497	8/21/1979	48497	REGISTERED	14
	14 - JEWELRY, PARTICULARLY EARRINGS, NECKLACES, PINS AND RELATED ITEMS.
ITALY
118326	ALBERT NIPON	9/28/1983	21686C/83	9/28/1983	417086	REGISTERED	25
	25 - Clothing, footwear, headgear.
118307	ALBERT NIPON	12/14/1981	23064C	1/27/1986	396566	REGISTERED	3
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing; scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
118790	ANNE KLEIN	8/9/1996	RM96C003623	8/9/1996	758176	REGISTERED	9
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire extinguishing apparatus; eyeglasses, sunglasses, frames for eyeglasses and sunglasses, eyeshades, eyeglass and sunglass cases, chains, cords, and other accessories for eyeglasses and sunglasses, parts and
118578	ANNE KLEIN	11/23/1973	RM93C003766	11/24/1975	663229	REGISTERED	3,14,18 20,24,25 27
	3 - All goods in class 3
	14 - All goods in class 14
	18 - All goods in class 18
	20 - All goods in class 20
	24 - All goods in class 24
	25 - All goods in class 25
	27 - All goods in class 27
118741	ANNE KLEIN	2/11/1993	RM93C000403	2/11/1993	659346	REGISTERED	25
	25 - Footwear.
118912	ANNE KLEIN II	8/9/1996	RM96C003624	8/31/1998	758177	REGISTERED	9
	9 - ALL GOODS IN CLASS 9, AND SPECTACLES, SUNGLASSES, LENSES BLINDS, EYEGLASS AND SUNGLASS CASES, CHAINS, BRUSHES, AND OTHER ACCESSORIES FOR SPECTACLES AND SUNGLASSES, PARTS AND ACCESSORIES FOR AFORESAID
539	CODE BLEU	8/11/1987	n/a	8/11/1987	508578	REGISTERED	25
	25 - Clothing, footwear, headgear.
208	E.P.S. EVAN-PICONE SPORT with Design	4/20/1990	39648C/90	3/1/1993	589791	REGISTERED	25
	25 - Clothing, footwear, headgear.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ITALY continued ...
215	EVAN-PICONE	8/1/1990	49577-C/90	2/15/1993	587903	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, traveling trunks and calieses, cosmetic bags, portfolios, key fobs and key cases.
207	EVAN-PICONE	2/19/1982	39928-C/82	3/10/1986	411614	REGISTERED	3,4,14
	3 - Men’s and women’s fragrances, including emulsions, lotions, creams, moisturizers, astringent cleaners, toners, masques, skin care, cosmetics, including nail products, such as nail enamels, nail hardener, nail mending kits, base coat, top coat, cuticle creams, cuticle remover, nail enamel remover; lip products, namely lip gloss, lipstick, lipstick brushes, lip color pencils, eye products, namely eye shadow, eye creams, mascara, mascara remover, eye liner, eyebrow pencils; make-up products, namely theatrical make-up, blush, rouge (cream and powder), cream make-up liquid make-up, pressed powder compacts, loose powder, powder puffs, refills for powder compacts, cover concealer; toiletries, including talcum powder, shaving foam, after shave lotions, moisturizers, hair preparations, perfumed bath oils, bath powders; cosmetic-contained jewelry items, including bracelets, rings, and necklace lockets containing crème perfumes, powder compacts and perfume compacts; bath and related personal health and beauty care items, including soaps, shampoos, deodorants, hair conditioners, hair thickeners, and specialty gift items, including pomanders, fragrance decanters and fragrance candles.
	4 -
	14 -
212	EVAN-PICONE	10/24/2003	rm2001c005101		687031	REGISTERED	25
	25 - Clothing, footwear, headgear.
214	EVAN-PICONE SPORT (STYLIZED)	4/10/1991	RM91C/001323	12/16/1993	612204	REGISTERED	25
	25 - Clothing, footwear, headgear.
449	JNY	8/24/1990	n/a	10/20/1993	917181	REGISTERED	25
	25 - Women’s apparel namely, vests, T-Shirts, Sweaters, Shorts, Shirts, Skirts, Jackets, Pull-On Pants, Blouses.
450	JONES NEW YORK	9/20/1990	n/a	10/20/1993	917180	REGISTERED	25
	25 - Apparel for women’s, misses, juniors and petites
T30044IT00	JUDITH JACK	3/14/2002	F12002C000239	9/4/2006	1018525	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts
T30048IT00	JUDITH JACK JJ & DESIGN			6/12/1996	00775087	REGISTERED	18
	18 - HANDBAGS AND SMALL LEATHER GOODS AND ALL OTHER GOODS IN CLASS 18.
118577	Lion Head Design	8/27/1976	34701C/76	5/28/1983	758269	REGISTERED	3,25
	3 - PREPARATIONS FOR WASHING LAUNDRY AND OTHER SUBSTANCES FOR LAUNDRY; PREPARATIONS FOR CLEANING, POLISHING, DEGREASING, SCRAPERS; SOAP; PERFUMERY, ESSENTIAL OILS, COSMETICS, HAIR LOTIONS, DENTIFRICES.
	25 - ARTICLES OF CLOTHING, INCLUDING BOOTS, SHOES AND SLIPPERS
T30007IT00	NAPIER (Stylized)	11/26/1979	40985-C/79	11/21/1985	380703	REGISTERED	14
	14 - JEWELRY FORMED OF PRECIOUS METAL.
T30005IT00	RICHELIEU	10/19/1984	41249-C84	7/25/1996	684350	REGISTERED	14
	14 - GOODS NOT LISTED
572	X-AM			12/28/1993	663619	REGISTERED	25
	25 - Clothing and footwear

JAMAICA
T30276JM00	AK ANNE KLEIN	10/26/2006	049445	10/26/2006	049445	REGISTERED	03,09,14 24,25
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	24 -
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 55

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAMAICA continued ...
T30276JM02	AK ANNE KLEIN	9/11/2007	050831	8/18/2008	050831	REGISTERED	18
	18 - All goods in category
T30276JM01	ANNE KLEIN NEW YORK	10/26/2006	49444	10/26/2006	49444	REGISTERED	03,09,14 24
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 -
	24 -
T30276JM03	ANNE KLEIN NEW YORK	9/11/2007	050832	9/12/2008	050832	REGISTERED	18
	18 - All goods in category
T00103JM00	JONES NEW YORK	1/11/2006	047932	1/11/2006	047932	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts
T00103JM01	JONES NEW YORK	8/9/2007	050709	9/22/2008	050709	REGISTERED	9
	9 -
T30044JM00	JUDITH JACK	10/10/2001	41356	10/9/2001	41356	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts

JAPAN
T30338JP01	A (Underscored) LINE ANNE	9/30/1991	3-9990	7/29/1994	2685856	REGISTERED	25
	25 - Clothing
118988	A LINE ANNE KLEIN	6/17/1996	8-66448	5/22/1998	4147036	REGISTERED	14
	14 - Personal ornaments; jewelry/rough gemstones/imitations of jewelry; clocks/watches.
118987	A LINE ANNE KLEIN	6/17/1996	8-066451	11/14/1997	4081537	REGISTERED	25
	25 - Clothing, garters, stocking suspenders, braces, waistbands, belts, footwear, special sporting/ gymnastic wear, and special sporting and gymnastic footwear.
247119	AK ANNE KLEIN	6/6/2005	2005-050214	4/7/2006	4943594	REGISTERED	18,25,35
	18 - Metal fittings for bags, purse clasps, leather containers, clothing for pets, bags or the like, pouches or the like, portable toiletry article cases, umbrellas and parasols, sticks, canes, fittings of metal for canes, cane handles, horse-riding equipment, leather.
	25 - Clothing, garters, sock suspenders, braces, bands, belts, footwear, costumes for dressing-up, special sporting and gymnastic wear, special sporting and gymnastic footwear
	35 - Advertising and publicity services, online advertising on a computer network, providing online information on commodity sales, order processing agencies for online sales

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
T30354JP01	AK ANNE KLEIN	10/27/2006	2006100336	8/10/2007	5070313	REGISTERED	03,09,14 18,25
	03 - Antistatic agents for home use, Defatting agents for home use, Rust removing preparations, Benzine for removing stains, Softener for laundry use, Laundry bleaches, Gums for wigs, Adhesives for false eyelashes use, Laundry starches, “Funori” for laundry use, Stripping agents for paint, Shoe cream, Shoe polish, Polishing agents, Soaps & the like, Dentifrices, Cosmetics, Fragrances and flavorings, Sand papers, Grinding cloth, Grinding sands, Artificial pumice stones, Polishing papers, Polishing cloth, False nails, False eyelashes
	09 - Ear plugs, Processed glass (excluding those for building use), Arc-welding machines, Metal cutting machines, Electric welding apparatus, Ozone generators, Electrolysers, Egg graders, Cash registers, Coin counting or selecting machines, Job recording machines, Photo-copying machines, Hand calculators, Drawing or drafting machines and instruments, Time stamping machines, Time recorders, Punch card system machines, Vote computing machines, Billing machines, Postage stamp checking apparatus, Automatic vending machines, Gasoline station equipment, Coin-operated gates for car parks, Life saving apparatus and equipment, Fire extinguishers, Fire hydrants, Nozzles for fire hoses, Fire-extinguishing sprinkler system, Fire alarm systems, Gas leakage alarm apparatus, Anti-theft warning apparatus, Protective helmets, Railway signal machines, Triangular signs for warning of vehicle accident, Luminous or mechanical road sign, Diving machines and apparatus, Arcade video game machines, Electrically operated door closing apparatus, Vehicle driving training simulators, Sports training simulators, Physical and chemical apparatus and instruments, Photographic apparatus and instruments, Motion picture apparatus and instruments, Optical apparatus and instruments, Measuring apparatus and instruments, Electrical distribution or control machines and apparatus, Rotary converters, Phase modifiers, Batteries, Electrical and magnetic measuring instruments, Electric wires and cables, Electric irons, Electric hair-curlers, Electric buzzers, Electrical communication machines and apparatus, Electronic machines/instruments & their parts/fittings, Magnetic cores, Resistance wires, Electrodes, Fireboats, Rockets, Fire engines, Cigar lighters for cars, Gloves for protection against accident, Dust masks, Gas masks, Welding masks, Clothing for protection against fire, Glasses, Video game apparatus for personal use, Electronic circuits and CD-ROMs on which programs for hand-held games with liquid crystal displays are recorded, Slot machine, Weight belts, Wet suits, Inflatable swimming floats, Protective helmets for sports, Air tanks, Swimming floatboards, Regulators, Records, Metronomes, Electronic circuits and CD-ROMs on which automatic performance programs for electronic musical instruments are recorded, Slide rules, Cinematographic films, Transparencies, Slide film mounts, Pre-recorded video discs and video tapes, Electronic publications
	14 - Precious metals, Key holders, Tableware of precious metals, Nut-crackers, pepper pots, sugar bowls, saltshakers, egg stands, napkin holders, napkin rings, trays, toothpick stands of precious metal, Needle cases of precious metal, Candle extinguishers and candlesticks of precious metal, Jewel cases of precious metal, Vases and flower bowls of precious metal, Trophies, Commemorative shields, Personal ornaments, Purses and wallets of precious metal, Jewels and their raw ores and imitations of jewels, Compacts of precious metal, Shoe decorations of precious metal, Clocks and watches, Smokers’ articles of precious metal
	18 - Metal fittings for bags, Purse clasps, Leather containers, Clothing for pets, Bags or the like, Pouches or the like, Portable toiletry article cases, Umbrellas and parasols, Sticks, Canes, Fittings of metal for canes, Cane handles, Horse-riding equipment, Leather
	25 - Clothing; Garters; Sock suspenders; Braces; Bands; Belts; Footwear; Costumes for dressing-up; Special sporting and gymnastic wear; Special sporting and gymnastic footwear
118460	AK2 (Stylized)/ANNE KLEIN [Square Logo]	2/19/2001	2001-013335	11/30/2001	4526001	REGISTERED	18,25
	18 - Leather, bags/pouches and the like, vanity cases, metal fittings for bags, purse clasps, umbrellas and parasols, walking sticks, canes, metal fittings for canes, walking stick/cane handles, equestrian equipment, and pet accessories.
	25 - Clothing, garters, stocking suspenders, braces, waistbands, belts, footwear, costumes for masquerades, special sporting/gymnastic wear and special sporting/gymnastic footwear.
118424	ALBERT NIPON	12/24/1993	128063/93	11/29/1996	3222649	REGISTERED	25
	25 - Non-Japanese style outerwear, coats, sweaters and the like, shirts and the like, nightwear, underwear, collar protectors, socks and stockings, shawls, scarves, gloves, neckties, mufflers, hats, caps and belts.
118318	ALBERT NIPON	3/16/1982	21270/82	7/23/1987	1968395	REGISTERED	3
	3 - Soaps, dentifrices, cosmetics, fragrances and flavorings. (Local Class 4)
118581	ANNE KLEIN	3/16/1971	46-26101	5/6/1975	1120332	REGISTERED	25
	25 - Clothing. (Local Class 17)
118586	ANNE KLEIN (English and Katakana)	12/17/1973	48-196640	6/27/1980	1420023	REGISTERED	3
	3 - Soaps (excluding those belonging to medicines and drugs); dentifrices, cosmetics (excluding those belonging to medicines and drugs); and fragrances and flavorings.
118583	ANNE KLEIN (English and Katakana)	12/17/1973	48-196643	12/22/1978	1362979	REGISTERED	21,14,26 18
	21 - Personal ornaments and accessories; toiletries. (Local Class 21)
	14 - Jewels and imitation jewels. (Local Class 21)
	26 - Buttons; artificial flowers. (Local Class 21)
	18 - Bags and pouches. (Local Class 21 )
118722	ANNE KLEIN (English and Katakana)	12/17/1973	48-196644	6/30/1981	1466381	REGISTERED	18,25
	18 - Umbrellas and parasols, walking sticks, canes, metal fittings for canes and walking stick/cane handles.
	25 - Footwear.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 57

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
118588	ANNE KLEIN (English and Katakana)	12/17/1973	48-196641	4/30/1981	1459020	REGISTERED	24,26
	24 - Woven fabrics, knitted fabrics, felt and non-woven textile fabrics, oilcloths, gummed cloths, vinyl cloths, rubberized cloths, leather cloths, and filter cloths.
	26 - Knit lace fabrics, embroidered lace fabrics, tapes, ribbons, tassels and the like.
118589	ANNE KLEIN (English and Katakana)	7/25/1975	50-97538	4/30/1981	1459049	REGISTERED	9,14
	9 - Spectacles.
	14 - Clocks and watches.
118582	ANNE KLEIN (Script with	4/10/1973	48-59714	11/1/1976	1229725	REGISTERED	25
	25 - Ladies’ shirts; sweaters; coats; suits; jackets; pants; skirts and dresses, and all other goods belonging to this class.
118486	ANNE KLEIN 2	7/7/2000	2000-079375	5/18/2001	4475406	REGISTERED	18
	18 - Leather, bags/pouches and the like, vanity cases, metal fittings for bags, purse clasps, umbrellas and parasols, walking sticks, canes, metal fittings for canes, walking stick/cane handles, equestrian equipment, and pet accessories.
118856	ANNE KLEIN II (stylized)	10/11/1989	1-114856	9/30/1992	2456602	REGISTERED	20,21,24 25
	20 - Cushions, Japanese floor cushions, pillows, and mattresses.
	21 - Gloves for household purposes.
	24 - Personal articles of woven textile (not for wear), mosquito nets, bed sheets, futon and quilts, futon and quilts cases (linen), futon ticks (unstuffed futon), pillowcases (pillow slips) and blankets.
	25 - Clothing.
T30276JP00	ANNE KLEIN NEW YORK	10/27/2006	2006100337	8/10/2007	5070314	REGISTERED	03,09,14 18,25
	03 - Antistatic agents for home use, Defatting agents for home use, Rust removing preparations, Benzine for removing stains, Softener for laundry use, Laundry bleaches, Gums for wigs, Adhesives for false eyelashes use, Laundry starches, “Funori” for laundry use, Stripping agents for paint, Shoe cream, Shoe polish, Polishing agents, Soaps & the like, Dentifrices, Cosmetics, Fragrances and flavorings, Sand papers, Grinding cloth, Grinding sands, Artificial pumice stones, Polishing papers, Polishing cloth, False nails, False eyelashes
	09 - Ear plugs, Processed glass (excluding those for building use), Arc-welding machines, Metal cutting machines, Electric welding apparatus, Ozone generators, Electrolysers, Egg graders, Cash registers, Coin counting or selecting machines, Job recording machines, Photo-copying machines, Hand calculators, Drawing or drafting machines and instruments, Time stamping machines, Time recorders, Punch card system machines, Vote computing machines, Billing machines, Postage stamp checking apparatus, Automatic vending machines, Gasoline station equipment, Coin-operated gates for car parks, Life saving apparatus and equipment, Fire extinguishers, Fire hydrants, Nozzles for fire hoses, Fire-extinguishing sprinkler system, Fire alarm systems, Gas leakage alarm apparatus, Anti-theft warning apparatus, Protective helmets, Railway signal machines, Triangular signs for warning of vehicle accident, Luminous or mechanical road sign, Diving machines and apparatus, Arcade video game machines, Electrically operated door closing apparatus, Vehicle driving training simulators, Sports training simulators, Physical and chemical apparatus and instruments, Photographic apparatus and instruments, Motion picture apparatus and instruments, Optical apparatus and instruments, Measuring apparatus and instruments, Electrical distribution or control machines and apparatus, Rotary converters, Phase modifiers, Batteries, Electrical and magnetic measuring instruments, Electric wires and cables, Electric irons, Electric hair-curlers, Electric buzzers, Electrical communication machines and apparatus, Electronic machines/instruments & their parts/fittings, Magnetic cores, Resistance wires, Electrodes, Fireboats, Rockets, Fire engines, Cigar lighters for cars, Gloves for protection against accident, Dust masks, Gas masks, Welding masks, Clothing for protection against fire, Glasses, Video game apparatus for personal use, Electronic circuits and CD-ROMs on which programs for hand-held games with liquid crystal displays are recorded, Slot machine, Weight belts, Wet suits, Inflatable swimming floats, Protective helmets for sports, Air tanks, Swimming floatboards, Regulators, Records, Metronomes, Electronic circuits and CD-ROMs on which automatic performance programs for electronic musical instruments are recorded, Slide rules, Cinematographic films, Transparencies, Slide film mounts, Pre-recorded video discs and video tapes, Electronic publications
	14 - Precious metals, Key holders, Tableware of precious metals, Nut-crackers, pepper pots, sugar bowls, saltshakers, egg stands, napkin holders, napkin rings, trays, toothpick stands of precious metal, Needle cases of precious metal, Candle extinguishers and candlesticks of precious metal, Jewel cases of precious metal, Vases and flower bowls of precious metal, Trophies, Commemorative shields, Personal ornaments, Purses and wallets of precious metal, Jewels and their raw ores and imitations of jewels, Compacts of precious metal, Shoe decorations of precious metal, Clocks and watches, Smokers’ articles of precious metal
	18 - Metal fittings for bags, Purse clasps, Leather containers, Clothing for pets, Bags or the like, Pouches or the like, Portable toiletry article cases, Umbrellas and parasols, Sticks, Canes, Fittings of metal for canes, Cane handles, Horse-riding equipment, Leather
	25 - Clothing; Garters; Sock suspenders; Braces; Bands; Belts; Footwear; Costumes for dressing-up; Special sporting and gymnastic wear; Special sporting and gymnastic footwear
128	EVAN-PICONE	3/13/1964	10575/1964	12/21/1965	693332	REGISTERED	17
	17 - Clothing, personal articles made of cloth, bedding.
118	EVAN-PICONE	8/9/1985	81731/1985	8/29/1988	2072870	REGISTERED	22
	22 - Footwear (excluding special sporting and gymnastic footwear), umbrellas and parasols, canes, their parts and accessories.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 58

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
123	EVAN-PICONE	7/27/1995	25007/1993	2/29/1996	3124092	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
124	EVAN-PICONE	8/9/1985	81732/1985	8/29/1988	2071083	REGISTERED	9,14
	9 - Eyewear.
	14 - Watches
129	EVAN-PICONE (in Katakana)	9/11/1985	92421/1985	11/30/1988	2098661	REGISTERED	18,25
	18 - Bags and the like, Pouches and the like, Vanity cases (not fitted).
	25 - Belts for clothing
127	EVAN-PICONE (in Katakana)		92422/1985	8/31/1989	2160081	REGISTERED	22
	22 - Footwear (excluding special sporting and gymnastic footwear), umbrellas and parasols, canes, their parts and accessories.
311	EVAN-PICONE (in Katakana)	9/11/1985	92423/1985	8/31/1989	2166960	REGISTERED	23
	23 - Time keepers, spectacles, parts and accessories of these goods.
122	EVAN-PICONE (in Katakana)	7/28/1970	78709170	9/12/1987	1298916	REGISTERED	17
	17 - Skirts, slacks, shirts, coats and all other clothing, and all goods belonging to Class 17 (Japanese).
313	EVAN-PICONE SPORT (STYLIZED)	1/8/1991	184/1991	12/26/1997	2723875	REGISTERED	17
	17 - Clothing except clothing for athletic use, fabric apparel accessories, cloth-made personal except those belonging to other classes, bedclothes excluding beds.
132	EVAN-PICONE SPORT (STYLIZED)		185/1991	12/24/1993	2611455	REGISTERED	6,14
	6 - Ferrules of metal for canes and walking sticks
	14 - Shoe ornaments of precious metal
139	EVAN-PICONE with Design	8/9/1985	81735/1985	11/30/1988	2098660	REGISTERED	18,25
	18 - Bags and the like, Pouches and the like, Vanity cases (not fitted).
	25 - Belts for clothing
140	EVAN-PICONE with Design	8/9/1985	81736/1985	1/23/1989	2107469	REGISTERED	25,18
	25 - umbrellas
	18 - footwear
138	EVAN-PICONE with Design	8/9/1985	817737/1985	1/23/1989	2107470	REGISTERED	9,14
	9 - eyewear
	14 - Watches
120	EVAN-PICONE with Design	8/9/1985	81738/1985	3/30/1988	2031842	REGISTERED	25
	25 - Papers, stationery.
121	EVAN-PICONE with Design	8/9/1985	81734/85	5/26/1988	2050604	REGISTERED	17
	17 - Clothing (excluding special sporting and gymnastic clothing), fabric apparel accessories (excluding those belonging to other classes), bedding (excluding beds).
T30124JP00	GLORIA VANDERBILT			2/26/1993	2505192	REGISTERED	24
	24 - Home Furnishings bed and table covers, textiles not otherwise classified
T30124JP01	GLORIA VANDERBILT			11/30/1993	2598961	REGISTERED	24
	24- Home Furnishings
522	JONES NEW YORK	6/14/1994	184214	10/6/2000	4422339	REGISTERED	17
	17 - Clothing except clothing for athletic use, fabric apparel accessories, cloth-made personal except those belonging to other classes, bedclothes excluding beds.
451	JONES NEW YORK	7/21/1989	184215	2/26/1993	2502959	REGISTERED	18,25
	18 - Buttons, bags, pouches, jewels, etc.
25 -

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 59

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
453	JONES NEW YORK	7/21/1989	n/a	1/29/1993	2494651	REGISTERED	14,9
	14 - Horological instruments glasses, their parts and accessories
	9 - eyewear
452	JONES NEW YORK	7/21/1989	1-84216	3/31/1995	2705806	REGISTERED	22
	22 - Footwear, umbrellas, and parasols, canes, their parts and acces.
T00103JP04	JONES NEW YORK	3/29/2006	28265	1/19/2007	5020336	REGISTERED	18,25
	18 - Umbrellas and their parts. Walking sticks, canes, metal parts of canes and walking-sticks; handles of canes and walking - sticks
	25 - Footwear
T00103JP05	JONES NEW YORK	4/5/2006	200631012	11/2/2007	5087989	REGISTERED	18,25
	18 - Handbags, wallets, billfolds, change purses key cases and cosmetic bags (sold empty) ; handbag frames, purse frames; industrial packaging containers of leather; clothing for domestic pets; bags and the like; pouches and the like; vanity cases (not fitted); saddlery; leather (uncorked or semi-worked) in International Class 18
	25 - International Class 25
	Clothing designed in New York, U.S.A.; garters designed in New York, U.S.A.; sock suspenders designed in New York, U.S.A.; suspenders (braces) designed in New York, U.S.A.; waistbands designed in New York, U.S.A.; belts for clothing designed in New York, U.S.A.; footwear designed in New York, U.S.A.; masquerade costumes designed in New York, U.S.A.; clothes for sports designed in New York, U.S.A.; boots for sports designed in New York, U. S .A.
T30265JP00	JONES NEW YORK SIGNATURE	12/22/2004	2004117205	5/18/2007	5047720	REGISTERED	025
	025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
T30203JP00	JONES NEW YORK	12/22/2004	20004117204	11/2/2007	5087983	REGISTERED	025
	025 - International Class 25
	Clothing designed in New York, U.S.A.; garters designed in New York, U.S.A.; sock suspenders designed in New York, U.S.A.; suspenders (braces) designed in New York, U.S.A.; waistbands designed in New York, U.S.A.; belts for clothing designed in New York, U.S.A.; footwear designed in New York, U.S.A.; masquerade costumes designed in New York, U.S.A.; clothes for sports designed in New York, U.S.A.; boots for sports designed in New York, U. S .A.
T30044JP01	JUDITH JACK	8/10/2001	73380/2001	5/2/2003	4667918	REGISTERED	14,18,25
	14 - Raw ores of jewels, watches and clocks
	18 - Handbags, evening bags, other bags, pouches
	25 - Bands, belts
T30044JP02	JUDITH JACK	7/12/2002	058567/2002	5/21/2004	4771958	REGISTERED	14
	14 - Personal ornaments, jewels and imitation of jewels
T30162JP01	L.E.I.	1/1/1997	1172137	3/12/2004	4755287	REGISTERED	25
	25 - Apparel footwear and headgear
T30154JP01	L.E.I. LIFE ENERGY INTELLIGENCE Design			2/8/2002	4542544	REGISTERED	25
	25 - Apparel footwear and headgear
T30162JP00	L.E.I. Stylized	8/10/1999	1172139	3/12/2004	4755288	REGISTERED	25
	25 - Apparel footwear and headgear
T30157JP00	LIFE ENERGY INTELLIGENCE			11/17/2000	4433731	REGISTERED	25
	25 - Apparel footwear and headgear
118664	Lion Head Design	7/25/1975	50-97546	6/25/1985	1779022	REGISTERED	21
	21 - Personal ornaments and accessories, buttons, bags, pouches, jewels and imitation jewels, artificial flowers and toiletries.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 60

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued .
118585	Lion Head Design	7/25/1975	50-97544	4/30/1980	1415504	REGISTERED	24,25
	24 - Cloth-made accessories (excluding those belonging to any other class), and bedding (excluding beds). (Local Class 17)
	25 - Clothing (excluding specialty sportswear). (Local Class 17)
118587	Lion Head Design	7/25/1975	50-97547	3/31/1981	1457948	REGISTERED	18,25
	18 - Umbrellas and parasols, walking sticks, canes, metal fittings for canes and walking-stick/cane handles.
	25 - Footwear.
118580	Lion Head Design	7/25/1975	50-097543	1/30/1979	1368609	REGISTERED	24
	24 - Woven fabrics; knitted fabrics, felt, and cloths.
118590	Lion Head Design	7/25/1975	50-97548	4/27/1983	1583310	REGISTERED	9,14
	9 - Spectacles (eyeglasses and goggles).
	14 - Clocks and watches.
T30007JP00	NAPIER (Stylized)	11/22/1979	88350/79	1/24/1986	1833205	REGISTERED	6,14,26
	6 - Buckles of metal
	14 - personal ornaments, semi-wrought precious stones and their imitations
	26 - Insignias for wear (not of precious metal),badges for wear (not of precious metal), buckles for clothing, brooches for clothing, special sash clips for obi, bonnet pins (not of precious metal), ornamental stickers for front jackets, brassards, buttons and the like.
T30008JP00	NOW YOU’RE DRESSED	7/4/2000	2000-74128	9/21/2001	4508762	REGISTERED	14
	14 - Jewelry and their imitations
142	PICONE with Katakana	9/22/1995	97037/1995	1/28/2000	4355120	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30005JP00	RICHELIEU	3/9/1978	15649/1978	2/26/1982	1499973	REGISTERED	14
	14 - GOODS NOT LISTED.
T30164JP00	Slanted Bubble Design			1/5/2001	4443555	REGISTERED	25
	25 - Apparel footwear and headgear

JORDAN
T30276J00	AK ANNE KLEIN	5/30/2005	80205	5/30/2005	80205	REGISTERED	25
	25 - Clothing footwear headgear, belts, scarves, neckties, socks and stocking
247157	AK ANNE KLEIN	5/30/2005	80204	5/30/2005	80204	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attache cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.
247159	AK ANNE KLEIN	5/30/2005	80737	4/3/2006	80737	REGISTERED	35
	35 - Advertising and publicity services; online services; the bringing together for the benefit of others, of a variety of good (eXcluding the transport thereof), enabling customers to conveniently view and purchase those goods
118802	ANNE KLEIN	6/7/1998	50188	6/7/1998	50188	REGISTERED	25
	25 - Clothing, footwear, headgear.
118691	ANNE KLEIN	1/22/1985	22634	1/22/1985	22634	REGISTERED	3
	3- Men’s & women’s fragrances; skin care; cosmetic; bath & related beauty care products
205	EVAN-PICONE	7/29/1982	18781	7/29/1989	18781	REGISTERED	25
	25 - Clothing, footwear, headgear.
351	JONES NEW YORK	6/11/1997	46169	6/11/1997	46169	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 61

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JORDAN continued ...
352	JONES NEW YORK	6/11/1997	46166	6/11/1997	46166	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

KENYA
225235	KASPER	11/17/2004	56759	11/17/2004	56759	REGISTERED	25
	25 - Clothing, footwear, headgear.

KUWAIT
118816	ANNE KLEIN	2/17/1999	42387	2/17/1999	39327	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts; hosiery, including stockings, pantyhose, knee-high or thigh-high stockings, cut-and-sewn specialty tights (or stockings) and socks
118814	ANNE KLEIN	2/17/1999	42384	2/17/1999	38832	REGISTERED	9
	9 - Sunglasses, ophthalmic eyeglass frames.
118813	ANNE KLEIN	2/17/1999	42386	2/17/1999	39326	REGISTERED	18
	18 - Leather goods-namely, Cosmetic cases, clutches, purses, wallets, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases, pocketbooks.
118815	ANNE KLEIN	2/17/1999	42385	2/17/1999	39325	REGISTERED	14
	14 - Jewelry, watches.
118733	ANNE KLEIN & Lion Head Design	3/7/1992	25299	3/7/1992	23487	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, boots, shoes and slippers and all other goods falling in this class.
T00103KW01	JONES NEW YORK	9/7/2004	66151	9/7/2004	65641	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T00103KW02	JONES NEW YORK	2/10/2006	75371	2/27/2006	65051	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts
T30044KW00	JUDITH JACK	3/27/2002	539962	3/27/2002	44350	REGISTERED	14
	14 - Jewelry and watches
T30044KW01	JUDITH JACK	3/27/2002	53963	3/27/2002	44382	REGISTERED	18
	18 - Handbags
T30044KW02	JUDITH JACK	3/27/2002	53964	3/27/2002	44383	REGISTERED	25
	25 - Clothing

LATVIA
118765	ANNE KLEIN	2/8/1994	M-94-381	12/21/1996	M34846	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, mufflers, shawls, swimwear, hosiery, stockings, pantyhose, tights, socks, footwear and headgear.
T30162LV00	L.E.I.			11/20/2000	M46779	REGISTERED	25
	25 - Apparel footwear and headgear
T30154LV01	L.E.I. LIFE ENERGY INTELLIGENCE Design			12/20/1999	M45049	REGISTERED	25
	25 - Apparel footwear and headgear
T30157LV00	LIFE ENERGY INTELLIGENCE			11/20/2000	M46778	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 62

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LATVIA continued...
T30157LV01	LIFE ENERGY INTELLIGENCE			11/20/2000	M46778	REGISTERED	25
	25 - Apparel footwear and headgear

LEBANON
T30276LB00	AK ANNE KLEIN	3/4/2008	1630	4/8/2008	115721	REGISTERED	03,09,14 18,25,35
	03 -
	09 -
	14 -
	18 -
	25 -
	35 -
118800	ANNE KLEIN	6/27/1997	1720	7/21/1997	72916	REGISTERED	9
	9 - All goods in Class 9.
118692	ANNE KLEIN	9/22/1984	4289	9/22/1984	82003	REGISTERED	3
	3 - Men’s and women’s fragrances, skin care, care, cosmetic, bath and related beauty care products.
118924	ANNE KLEIN II	10/3/1996	3034	10/31/1996	70594	REGISTERED	25
	25 - All goods in Class 25.
396	JONES NEW YORK	8/4/1997	24302	10/9/1997	73101	REGISTERED	18,25
	18 - Leather, and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, foot wear, headgear.
	25-
T00103LB01	JONES NEW YORK	8/9/2004	99008	8/9/2004	99008	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044LB00	JUDITH JACK	1/3/2002	140	1/3/2002	89391	REGISTERED	14,18,25
	14 - Jewelry;
	18 - Handbag
	25 - Belts

LITHUANIA
118764	ANNE KLEIN	2/10/1994	ZP 14752	2/10/1994	24970	REGISTERED	25
	25 - Clothing, footwear and headgear.
T30162LT00	L.E.I.			9/14/2000	40110	REGISTERED	25
	25 - Apparel footwear and headgear
T30155LT00	L.E.I. Design			9/14/2000	40111	REGISTERED	25
	25 - Apparel footwear and headgear
T30154LT03	L.E.I. LIFE ENERGY INTELLIGENCE Design				39800	REGISTERED	25
	25 - Apparel footwear and headgear
T30157LT00	LIFE ENERGY INTELLIGENCE			9/14/2000	40109	REGISTERED	25
	25 - Apparel footwear and headgear

MACAO
T30354MO00	AK ANNE KLEIN	11/10/2006	25540	4/20/2007	025540	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30354MO01	AK ANNE KLEIN	11/10/2006	25541	4/20/2007	025541	REGISTERED	09
	09-

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MACAO continued ...
T30354MO02	AK ANNE KLEIN	11/10/2006	25542	4/20/2007	025542	REGISTERED	14
	14 -
T30354MO03	AK ANNE KLEIN	11/10/2006	25543	4/20/2007	025543	REGISTERED	18
	18 -
T30354MO04	AK ANNE KLEIN	11/10/2006	25544	4/20/2007	025544	REGISTERED	25
	25 -
118748	ANNE KLEIN	3/12/1993	12516-M	5/27/1994	12516-M	REGISTERED	25
	25 - Clothing, footwear, and headgear.
T30276MO00	ANNE KLEIN NEW YORK	11/10/2006	25545	4/20/2007	025545	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276MO01	ANNE KLEIN NEW YORK	11/10/2006	25546	4/20/2007	025546	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276MO02	ANNE KLEIN NEW YORK	11/10/2006	25547	4/20/2007	025547	REGISTERED	14
	14 -
T30276MO03	ANNE KLEIN NEW YORK	11/10/2006	25548	4/20/2007	025548	REGISTERED	18
	18 -
T30276MO04	ANNE KLEIN NEW YORK	11/10/2006	25549	4/20/2007	025549	REGISTERED	25
	25 -
400	JONES NEW YORK	9/26/1997	002578	3/10/1998	002578	REGISTERED	25
	25 - Clothing, footwear, headgear.
401	JONES NEW YORK	9/26/1997	002576	7/6/1998	002576	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30203MO00	JONES NEW YORK	2/3/2005	N016009	8/23/2005	N016009	REGISTERED	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
T30181MO00	JONES NEW YORK SIGNATURE	2/3/2005	N016010	8/23/2005	N016010	REGISTERED	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
T30162MO00	I.e.i.	5/6/2005	016856	10/7/2005	016856	REGISTERED	25
	25 - apparel, footwear, headgear
118747	Lion Head Design	3/12/1993	12519-M	5/27/1994	12519-M	REGISTERED	25
	25 - Clothing, footwear and headgear.

MALAYA
198	EVAN-PICONE	9/17/1981	M/92240	8/17/1988	M/92240	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers included in Class 25.

MALAYSIA
118966	A (underscored) LINE ANNE	7/8/1993	93/04824	7/8/1993	93004824	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, jump-suits, sweaters, cardigans, hats, belts, (clothing), headbands, lingerie, neckwear, overalls, gloves, scarves, hosiery, stockings, pantyhose, tights, socks, leggings, swimwear and footwear, all being goods included in Class 25.
247165	AK ANNE KLEIN	6/9/2005	5009209	11/22/2007	5009209	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 64

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MALAYSIA continued . ..
207687	AK ANNE KLEIN	8/6/2004	4011407	8/6/2004	4011407	REGISTERED	14
	14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
T30354MY04	AK ANNE KLEIN	11/6/2006	06019852	10/3/2008	06019852	REGISTERED	03
	03 - Fragrances and Cosmetics
T30354MY05	AK ANNE KLEIN	11/6/2006	06019853	9/12/2008	06019853	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
118774	ANNE KLEIN	7/12/1994	94005898	7/12/2001	94005898	REGISTERED	25
	25 - HOSIERY, INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH OR THIGH-HIGH STOCKINGS, CUT-AND-SEWN SPECIALTY TIGHTS AND STOCKINGS, AND SOCKS; FOOTWEAR ALL INCLUDED IN CLASS 25.
118773	ANNE KLEIN	4/7/1994	94/02647	4/7/1994	94B02647	REGISTERED	14
	14 - Women’s jewelry, watches, clocks and table clocks, all included in Class 14.
118772	ANNE KLEIN	4/7/1994	94/02637	4/7/1994	94/B02637	REGISTERED	9
	9 - Women’s sunglasses included in Class 9.
118732	ANNE KLEIN & Lion Head Design	4/8/1992	92/02181	4/8/1992	92/02181	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts (clothing), gloves (clothing), knitted headwear, mufflers, swimwear, socks, scarves, shawls, shoes and articles of clothing, all included in Class 25.
118775	ANNE KLEIN & Lion Head Design (Label)	6/27/1994	94/05199	6/27/1994	94/05199	REGISTERED
	18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, key fobs and handbags, all included in Class 18.
118897	ANNE KLEIN II	6/29/1994	94/05288	6/29/1994	94/05288	REGISTERED	18
	18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, key purses, key fobs and handbags, all included in Class 18.
118876	ANNE KLEIN II (stylized)	4/8/1992	92/02182	4/8/1992	92/02182	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts (clothing), gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, shoes and articles of clothing, all included in Class 25.
T30276MY00	ANNE KLEIN NEW YORK	11/1/2006	06019857	4/3/2008	06019857	REGISTERED	03
	03 - Fragrances and Cosmetics
T30276MY01	ANNE KLEIN NEW YORK	11/1/2006	06019856	11/10/2008	06019856	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276MY03	ANNE KLEIN NEW YORK	11/1/2006	06019854	11/12/2008	06019854	REGISTERED	18
	18 - Handbags and small leather goods
199	EVAN-PICONE	7/12/1990	n/a	7/12/1990	90/04425	REGISTERED	18
	18 - Luggage, handbags, purses, attaché cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags, portfolios, key fobs and key cases; all being articles made from leather and imitation of leather included in Class 18.
T00066MY01	EVAN-PICONE	N/A	9/17/1992	M092240		REGISTERED	25
25 -
393	JONES NEW YORK	7/22/1997	97/10623	5/27/2008	97/10623	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins,hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
395	JONES NEW YORK	7/1/1997	97/10622	10/10/2006	97/10622	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30265MY00	JONES NEW YORK SIGNATURE	1/4/2005	05000042	1/4/2005	05000042	REGISTERED	025
	025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”/

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 65

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MALAYSIA continued ...
T30203MY00	JONES NEW YORK	1/4/2005	05000043	1/4/2005	05000043	REGISTERED	025
	025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
T30162MY00	L.E.I.	2/23/1999	99/07456	2/23/1999	99/07456	REGISTERED	25
	25 - Apparel footwear and headgear
T30154MY03	L.E.I. LIFE ENERGY INTELLIGENCE Design	1/25/1999	-	1/25/1999	99/00541	REGISTERED	25
	25 - Apparel footwear and headgear
T30162MY01	L.E.I. Design	2/13/1999	99/07454	2/22/1999	99/07454	REGISTERED.	25
	25 - Apparel footwear and headgear
T30157MY00	LIFE ENERGY INTELLIGENCE		99/07455	3/8/1999	99/07455	REGISTERED	25
	25 - Apparel footwear and headgear
T30007/MY00	NAPIER (stylized)	5/24/1995	4867/95	2/23/2009	95004867	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

MEXICO
T30338MX01	A (Underscored) LINE ANNE	1/10/1995	221269	1/10/1995	507157	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, namely scarves, mufflers, ascots and ties, overalls, gloves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear and footwear (including shoes, boots and slippers), except for
118544	A AMERICAN STYLE and Design	10/14/2002	570589	2/12/2003	778281	REGISTERED	25
	25 - Footwear
118542	A AMERICAN STYLE FLAG DESIGN	10/14/2002	570590	2/12/2003	778282	REGISTERED	25
	25 - Footwear
118537	A and Design	10/14/2002	570596	2/12/2003	778283	REGISTERED	25
	25 - Clothing for adults; namely jackets, raincoats, blouses, skirts, dresses, coats, trousers, shorts, cardigans, bomber jackets, parkas, blazers, shirts, t-shirts, straight-legged trousers, jeans, straight-legged shorts, jumpsuits, sweaters, hats, belts, scarves, neckwear, socks
118538	A and Design	10/14/2002	570595	3/4/2005	865413	REGISTERED	24
	24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS, QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS, BODY SHEETS AND BATH RUGS
118539	A and Design	10/14/2002	570593	2/20/2003	779245	REGISTERED	14
	14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
118540	A and Design	10/14/2002	570592	1/31/2003	777369	REGISTERED	9
	9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 66

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued .
118541	A and Design	10/14/2002	570591	2/27/2003	780968	REGISTERED	3
	3 - FACE CREAM, BODY CREAM, BODY LOTION, BODY CLEANSER, BODY EXFOLIATING PREPARATION, HAIR SHAMPOO, HAIR CONDITIONER, EAU DE TOILETTE, PERFUME, FRAGRANCED BODY LOTION, FRAGRANCED BODY CREAM, SKIN CLEANSING LOTION, SKIN CLEANSING GEL, SHAVING FOAM, PRE-SHAVE PREPARATIONS, AFTER SHAVE LOTIONS AND GELS, AFTER SHAVE BALM, ANTI-PERSPIRANT /DEODORANT, NON-MEDICATED ANTI-WRINKLE CREAM, NON-MEDICATED SKIN RENEWAL CREAM, EYE CREAM, BODY OIL, NON-MEDICATED LIP BALM, SKIN BALANCING LOTION, FACIAL SKIN OIL CONTROLLER, SKIN FIRMING PREPARATION, NON-MEDICATED SKIN BLEMISH PREPARATION, FACIAL TONER, BODY TONER, FACIAL CLEANSER, FACIAL EXFOLIATING PREPARATION, BODY AND HAIR SHAMPOO AND CONDITIONER-IN-ONE, EYE MAKEUP REMOVER, FACIAL MAKEUP REMOVER, FACE MASQUE, BODY MASQUE, SKIN REFRESHING LOTION, SKIN REFRESHING CREAM AND GEL, HAIR SPRAY, HAIR MOUSSE, HAIR GEL, HAIR HUMECTANT, NON-MEDICATED HAIR REVITALIZING TREATMENT, BODY SUNSCREEN, FACIAL SUNSCREEN, NON-MEDICATED LIP SUN CARE PREPARATION, HAIR SUNSCREEN, SELF-TANNING PREPARATION IN THE FORM OF TANNING GELS, TANNING LOTIONS AND CREAMS, AFTER SUN SOOTHING MOISTURIZING LOTIONS, AFTER SUN SOOTHING MOISTURIZING CREAMS AND GELS, FOUNDATION MAKEUP, LIPSTICK, LIP GLOSS, EYELINER, EYE SHADOW, MASCARA, SKIN-TONE CORRECTOR, NAMELY MAKEUP, CREAMS AND LOTIONS FOR ENSURING CONSISTENCY IN SKIN TONES, FACE POWDER, BODY POWDER, BRONZER, NAMELY CREAMS, LOTIONS AND GELS FOR GIVING SKIN A BRONZE COLOR FOR USE IN SELF-TANNING, CONCEALER FOR FACE AND BODY, EYEBROW PENCILS, COSMETIC PENCILS, BLUSHER, NAIL ENAMEL, NAIL ENAMEL TOP COAT, NAIL ENAMEL BASE COAT, QUICK DRY TOP COAT FOR NAILS, NAIL CONDITIONERS, NAIL STRENGTHENERS, NAIL POLISH REMOVER, RIDGE FILLER FOR NAILS, NAMELY A CREAM USED IN NAIL CARE FOR ENSURING A SMOOTH SURFACE FOR NAILS, CUTICLE MOISTURIZING CREAM, CUTICLE REMOVING PREPARATIONS, NAIL WHITENER, NAMELY NON-MEDICATED WHITENING CREAM, BATH POWDER, BATH OIL, FACIAL AND BODY OIL SPRAY, SKIN SOAP, POTPOURRI, MASSAGE OIL, ESSENTIAL OILS FOR PERSONAL USE
118509	A LINE AMERICAN STYLE and Design	10/14/2002	570600	5/30/2005	884220	REGISTERED	18
	18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, clutch purses, general purpose purses, pouches, check book clutches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, the cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.
118501	A LINE AMERICAN STYLE and Design	10/14/2002	570602	2/12/2003	778284	REGISTERED	25
	25 - Clothing for adults; namely, jackets, raincoats, blouses, skirts, coats, trousers, shorts, cardigans, bomber jackets, baseball jackets, parkas, blazers, shirts, t-shirts, straight-legged trousers, jeans, straight-legged shorts, jumpsuits, sweaters, hats, belts, scarves, neckwear, socks and leggings
118500	A LINE AMERICAN STYLE and Design	10/14/2002	570601	10/22/2003	810547	REGISTERED	24
	24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS,QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS, BODY SHEETS
118526	A LINE AMERICAN STYLE and Design	10/14/2002	570599	1/13/2003	774431	REGISTERED	14
	14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
118543	A LINE AMERICAN STYLE and Design	10/14/2002	570598	1/31/2003	777370	REGISTERED	9
	9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES
T30276MX00	AK ANNE KLEIN	10/10/2007	888123	10/10/2007	1008851	REGISTERED	03
03 -
T30276MX01	AK ANNE KLEIN	10/10/2007	888124	10/10/2007	1008852	REGISTERED	9
9-
T30276MX02	AK ANNE KLEIN	10/10/2007	888125	10/10/2007	10088123	REGISTERED	14
	14 - watches
T30276MX03	AK ANNE KLEIN	10/10/2007	888126	10/10/2007	1008854	REGISTERED	18
18 -
T30276MX04	AK ANNE KLEIN	10/10/2007	888127	10/10/2007	1008855	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 67

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued...
T30276MX05	AK ANNE KLEIN	10/10/2007	888128	10/10/2007	1008856	REGISTERED	35
	35 -
126812	AK ANNE KLEIN	5/12/2003	600274	11/10/2003	811952	REGISTERED	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.
118411	ALBERT NIPON	4/28/1992	138526	4/28/1992	458197	REGISTERED	25
	25 - Clothing, footwear, headgear.
118782	ANNE KLEIN	7/22/1994	206204	7/22/1994	473618	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones, horological and other chronometric instruments, particularly, jewelry, watches, clocks and table clocks.
126811	ANNE KLEIN	5/12/2003	600272	10/27/2003	810361	REGISTERED	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.
118484	ANNE KLEIN	2/28/2000	413133	4/30/2003	789049	REGISTERED	9
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire extinguishing apparatus.
118781	ANNE KLEIN	7/22/1994	206203	7/22/1994	497545	REGISTERED	25
	25 - Clothing, footwear, headgear, particularly coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, hosiery, stockings (knee-high and thigh- high), pantyhose, tights, socks, leggings, swimwear, gloves, scarves, mufflers, shawls, headgear and footwear (including shoes, boots and slippers).
118859	ANNE KLEIN II (stylized)	3/26/1990	83957	3/26/1990	403135	REGISTERED	9
	9 - Sunglasses and in general scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
126813	ANNE KLEIN NEW YORK	5/12/2003	600273	10/17/2003	810362	REGISTERED	24
	24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.
T30393MX06	ANNE KLEIN NEW YORK	10/10/2007	888129	10/10/2007	1008857	REGISTERED	03
	03 -
T30393MX07	ANNE KLEIN NEW YORK	10/10/2007	888130	10/10/2007	1008858	REGISTERED	9
	9-
T30393MX08	ANNE KLEIN NEW YORK	10/10/2007	888131	10/10/2007	1008859	REGISTERED	14
	14 - watches
T30393MX09	ANNE KLEIN NEW YORK	10/10/2007	888132	10/10/2007	1008860	REGISTERED	18
	18 -
T30393MX10	ANNE KLEIN NEW YORK	10/10/2007	888133	10/10/2007	1008861	REGISTERED	25
	25 - Shoes
T30393MX12	ANNE KLEIN NEW YORK	10/10/2007	888134	10/10/2007	1008862	REGISTERED	35
	35 -
T00035MX01	CODE BLEU	6/15/2005	723191	6/15/2005	918766	REGISTERED	25
	25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing, garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats, slips ,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards, leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 68

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued ...
T30103MX02	CURRANTS	1/22/2005	698532	11/22/2005	908843	REGISTERED	25
	25 - Clothing, footwear and headgear, including shoes for women, men and children, slippers, football and golf shoes, shirts, blouses, skirts, pants, coats, vests, socks, dresses, suits, belts, lingerie, underwear, pajamas, t-shirts, hats, caps, ties, stockings, jerseys, sweaters, bathing suits, sweat pants and shirts, scarves, uniforms, robes
T30121 MX00	DESIGN STUDIO	8/21/2002	562238	8/21/2002	764064	REGISTERED	14
	14 - Jewelry
190	E.P.S. EVAN-PICONE SPORT with Design	7/11/1991	n/a	7/11/1991	409905	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30107MX08	ERIKA	12/16/2003	634527	1/29/2004	820151	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery
T30108MX01	ERIKA COLLECTION	12/16/2003	634530	1/29/2004	820152	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery
T30107MX06	ERIKA DRESSES	12/16/2003	634533	1/29/2004	820154	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery
T30107MX05	ERIKA SPORT	12/16/2003	634532	1/29/2004	820153	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery
182	EVAN-PICONE		N/A	7/11/1991	472357	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00066MX03	EVAN-PICONE	3/17/2005	707984		905097	REGISTERED	18
	18 - Handbags and small leather goods
194	JONES NEW YORK	7/27/1989	n/a	7/27/1989	388839	REGISTERED	25,9,018
	25 - All kinds of Garments (Except protection and pet garments)
	9 - eyewear
	018 - handbags and pet garments
193	JONES NEW YORK	7/27/1989	n/a	7/27/1989	388841	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
179	JONES NEW YORK			7/27/1989	388840	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T00103MX03	JONES NEW YORK	7/31/2003	612621	7/31/2003	841602	REGISTERED	9
	9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T30044MX03	JUDITH JACK	9/20/2001	507880	5/31/2002	750272	REGISTERED	25
	25 - BELTS
T30044MX04	JUDITH JACK	9/20/2001	507879	5/31/2002	750271	REGISTERED	14
	14 - WATCHES AND JEWELRY
118391	KASPER	11/21/2002	576248	6/9/2004	836458	REGISTERED	25
	25 - Clothing, footwear and headgear
T30162MX02	L.E.I.	8/31/2001	504821	8/26/2008	1055925	REGISTERED	18
	18 - HANDBAGS and LEATHER GOODS
T30154MX00	L.E.I. LIFE ENERGY INTELLIGENCE Design	3/15/1999	367451	9/17/1999	622720	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 69

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued ...
T30154MX15	L.E.I. LIFE ENERGY INTELLlGENCE/full original logo	8/31/2001	504815	11/30/2001	726270	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
T30154MX10	L.E.I. LIFE ENERGY INTELLlGENCE/full updated logo	8/31/2001	504814	11/30/2001	726269	REGISTERED	18
18 - HANDBAGS and Leather Goods
T30154MX24	L.E.I. and Design	5/3/2003	591075	6/30/2008	1047505	REGISTERED	16
16 -
T30154MX07	Leibnitz Design	3/31/2001	418917	10/23/2000	675370	REGISTERED	25
25 - Apparel footwear and headgear
T30157MX01	LIFE ENERGY INTELLIGENCE	8/31/2001	504817	10/29/2004	858032	REGISTERED	16
16 - Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); printers’ type; printing blocks.
T30157MX02	LIFE ENERGY INTELLIGENCE	8/31/2001	504818	10/30/2001	723060	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
T30154MX03	LIFE ENERGY INTELLIGENCE Design	11/27/1997	315783	4/28/1999	607337	REGISTERED	25
25 - Apparel footwear and headgear
118498	Lion Head Design	2/28/2000	413135	2/28/2000	659606	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
118485	Lion Head Design	2/28/2000	413134	2/28/2000	655474	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
T30094MX00	NORTON MCNAUGHTON	6/14/1994	202101	6/14/1994	482534	REGISTERED	25
25 - apparel, footwear, headwear
T30162MX04	THE ORIGINAL L.E.I. DENIM JEANS Design	8/31/2001	504811	3/25/2009	1077824	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS

MONGOLIA
940	JONES NEW YORK SPORT	6/29/2000	3282	9/14/2000	3117	REGISTERED	25
25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear
939	JONES NEW YORK SPORT	6/29/2000	3279	9/14/2000	3115	REGISTERED	25
25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear

MONTSERRAT
T30044MS00	JUDITH JACK			2/22/2002	3259	REGISTERED	10,14,37
10 - Watches
14 - Jewelry
37 - Leather handbags and belts.

NETHERLANDS ANTILLES
118795	ANNE KLEIN	9/11/1996	0-1975	9/11/1996	1938	REGISTERED	18
18 - All goods in Class 18.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 70

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NETHERLANDS ANTILLES continued ...
118913	ANNE KLEIN II	9/11/1996	D-1976	9/11/1996	1939	REGISTERED	18
	18 - All goods in Class 18.
177	EVAN-PICONE	10/5/2001	D3845		03316	REGISTERED	25
	25 - All types of clothing and accessories including footwear.
368	JONES NEW YORK	6/17/1997	n/a	7/22/1997	03196	REGISTERED	18,25
	18 - Handbags and small leather goods
	25 - apparel and footwear

NEW ZEALAND
118668	ANNE KLEIN	5/3/1984	152560	7/11/1986	B152560	REGISTERED	3
	3 - Men’s and women’s fragrant preparations; skin care, cosmetic, bath and related beauty care products.
118681	ANNE KLEIN & Lion Head Design	1/19/1989	190404	4/28/1992	190404	REGISTERED	14
	14 - All goods in Class 14.
118711	ANNE KLEIN & Lion Head Design	5/31/1990	202237	4/27/1994	202237	REGISTERED	25
	25 - Articles of clothing including boots, shoes and slippers.
178	EVAN-PICONE	9/9/1968	B87944	6/23/1970	87944	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30124NZ07	Floating Swan Design			8/2/1984	154184	REGISTERED	25
	25 - Article of clothing for women and girls
T30124NZ09	GLORIA VANDERBILT & Swan Design			8/8/1994	239745	REGISTERED	25
	25 - clothing
T30124NZ00	GLORIA VANDERBILT (signature)			9/30/1985	141305	REGISTERED	25
	25 - Article of clothing for women and girls
T30124NZ01	GLORIA VANDERBILT (signature)			6/3/1982	142596	REGISTERED	14
	14 - watches and jewelry
T30124NZ02	GLORIA VANDERBILT (signature)			6/3/1982	142597	REGISTERED	18
	18 - Umbrellas, wallets, and bags in this class including travel bags, knapsacks, duffle bags, school bags, handbags, gym bags and brief
336	JONES NEW YORK	6/16/1997	278327	6/16/1998	B278327	REGISTERED	9
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
339	JONES NEW YORK	6/16/1997	278328	6/16/1998	B278328	REGISTERED	3
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
332	JONES NEW YORK	6/16/1997	278325	6/16/1998	B278325	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
331	JONES NEW YORK	6/16/1997	278324	6/16/1998	B278324	REGISTERED	25
	25 - Clothing, footwear, headgear.
335	JONES NEW YORK	6/16/1997	278326	6/16/1998	B278326	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30162NZ00	L.E.I.			2/23/1996	312789	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 71

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NEW ZEALAND continued ...
T30155NZ00	L.E.I. Design			2/23/1996	312788	REGISTERED	25
25 - Apparel footwear and headgear
T30154NZ02	L.E.I. LIFE ENERGY INTELLIGENCE Design			1/14/1999	303838	REGISTERED	25
25 - Apparel footwear and headgear
T30157NZ00	LIFE ENERGY INTELLIGENCE			1/18/2000	312787	REGISTERED	25
25 - Apparel footwear and headgear
T30005NZ00	RICHELIEU	8/1/1985	160175		160175	REGISTERED	14
14 - Jewelry, precious stones
T30124NZ03	Swan Device			6/3/1982	142598	REGISTERED	14
14 - Articles of Jewelry
T30124NZ04	Swan Device			6/3/1982	142599	REGISTERED	18
18 - Handbags, luggage small leather goods, umbrellas
T30124NZ08	V BY GLORIA VANDERBILT Stylized			6/14/1996	237865	REGISTERED	03
03 - Cosmetics, toiletries, perfumes, fragrances, essential oils, talc, lotions, shampoos, beauty preparations, and preparations for personal
T30124NZ05	VANDERBILT GLORIA VANDERBILT (signature)			9/27/1988	B148677	REGISTERED	3
3 - Cosmetics, toiletries, perfumes, fragrances, essential oils, talc, lotions, shampoos, beauty preparations, and preparations for personal
T30124NZ06	VANDERBILT GLORIA VANDERBILT and Device			8/31/1983	148678	REGISTERED	03
03 - Cosmetics, toiletries, perfumes, fragrances, essential oils, talc, lotions, shampoos, beauty preparations, and preparations for personal

NICARAGUA
247169	AK ANNE KLEIN	7/6/2005	2005-02163	3/3/2006	0600570	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
35 - Advertising and publicity services; retail store services, online services
T30354NI01	AK ANNE KLEIN	11/1/2006	03866	11/21/2007	0703111	REGISTERED	03,09,14
							18
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
09 - eye glasses and sunglasses
14 - jewelry and watches
18 - handbags and wallets
T30276NI00	ANNE KLEIN NEW YORK	11/1/2006	03865	11/21/2007	0703110	REGISTERED	03,09,14
							18,25
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
14 -
18 -
25 -

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 72

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NICARAGUA continued ...
460	JONES NEW YORK	8/8/1994	9402020	6/9/1995	28695c.c.	REGISTERED	25
	25 - Women’s, Junior Misses and Petites Clothing
T00103NI01	JONES NEW YORK	7/13/2004	200402206	3/9/2005	81654	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30162NI01	L.E.I.		NA	5/10/2000	43822	REGISTERED	25
	25 - Apparel footwear and headgear
T30154NI03	L.E.I. LIFE ENERGY INTELLIGENCE Design		na	5/27/2000	44049	REGISTERED	25
	25 - Apparel footwear and headgear
T30162NI02	L.E.I. Design		NA	5/10/2000	43823	REGISTERED	25
	25 - Apparel footwear and headgear
T30157NI00	LIFE ENERGY INTELLIGENCE		na	5/11/2000	43842	REGISTERED	25
	25 - Apparel footwear and headgear
T30007NI00	NAPIER (Stylized)			11/7/1994	27111 C.C.	REGISTERED	33
	33 - JEWELRY MADE FROM PRECIOUS AND SEMIPRECIOUS METALS, CLOCKS, CUPS PLATES, FLOWER VASES, COCKTAIL MIXERS, CANDELABRUMS, DRESSING TABLE SETS, BABIES’ CUPS, SALAD SETS. SANDWICH SERVERS, BEVERAGE MIXERS, LIQUID MEASURERS, SUCH AS CUPS AND SPOONS, BOTTLE OPENERS, CORKSCREWS, AND CIGARETTE MATCHES AND ASH TRAYS AMD CONTAINERS, SMALL ORNAMENTAL LAMPS, PICTURE FRAMES, BABIES’ RATTLES, WHISTLES, TABLE ORNAMENTS, BOOK MARKERS, DESK ACCESSORIES, CROSSES AND CRUCIFIXES FOR PERSONAL WEAR, BAGS MADE OF METAL MESH, SILK OR LEATHER WITH METAL FRAMES, PURSES OF METAL MESH OR LEATHER WITH METAL TRIMMINGS, MATCH AND CIGARETTE CASES, FLASKS, RIGID COIN CASES, CARD CASES, LIP-SALVE CONTAINERS, MEN’S BELT BUCKLES, WOMEN’S ORNAMENTAL BUCKLES, TIE CLIPS, KEY CHAINS, CUFF LINKS, KEY CASES, ORNAMENTAL KEY TOPS FOR ATTACHMENT TO STANDARD KEYS TO AID IN DISTINGUISHING ONE SUCH KEY FROM OTHERS, POCKET LIGHTERS, MATCH BOXES, PHOTO CASES, NAIL FILE CASES, BRACELETS, BROOCHES, DRESS CLIPS, BAR PINS, FINGER RINGS, DRESS BUCKLES, SHOE BUCKLES, ORNAMENTAL MOUNTED COMBS, ORNAMENTAL HAIRPINS, BARRETTES, HAIR ORNAMENTS, NECKLACES, LOCKETS AND EARRINGS.

NIGERIA
225236	KASPER	11/24/2004	94734/04	6/14/2007	70766	REGISTERED	25
	25 - Clothing, footwear, headgear.

NORWAY
44185	ALBERT NIPON			11/16/1989	139494	REGISTERED	3
	3 - Perfumes; eau-de-cologne and toilet-water for skin care.
173	E.P.S. EVAN-PICONE SPORT with Design	2/21/1990	900987	9/19/1991	146961	REGISTERED	25
	25 - Clothing for women, namely skirts, pants, shorts, tops, jackets and knitwear, namely sweaters, shirts and skirts.
172	EVAN PICONE SPORT (STYLIZED)	1/16/1991	91.0365	6/17/1993	157086	REGISTERED	25
	25 - Clothing, footwear, headgear.
174	EVAN-PICONE	7/25/1990	903823	7/16/1992	151474	REGISTERED	18
	18 - Articles of luggage, namely, handbags, purses, attache cases, briefcases, business-, credit-, and passport cases made of leather and imitation leather, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios and key cases.
461	JNY	8/24/1990	904322	12/23/1992	154014	REGISTERED	25
	25 - Women’s’ apparel, namely vests, t-shirts, sweaters, shorts, skirts, shirts, jackets, pull-on pants and blouses.
T00103NO00	JONES NEW YORK	12/13/2006	200614721	5/23/2007	239326	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses; non-prescription reading glasses.
T30162NO00	L.E.I.		na	12/16/1999	200725	REGISTERED	25
	25 - Apparel footwear and headgear
T30155NO00 L.E.I.	Design		na	12/16/1999	200726	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 73

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NORWAY continued ...
T30154NO02	L.E.I. LIFE ENERGY INTELLIGENCE Design			6/4/1999	197827	REGISTERED	25
	25 - Apparel footwear and headgear
T30157NO00	LIFE ENERGY INTELLIGENCE			11/11/1999	200247	REGISTERED	25
	25 - Apparel footwear and headgear
T30007NO00	NAPIER (Stylized)	5/15/1987	891977	7/19/1990	142069	REGISTERED	14
	14 - GOODS NOT LISTED.

OMAN
247174	AK ANNE KLEIN	7/6/2005	36964	8/1/2006	36964	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
247173	AK ANNE KLEIN	7/6/2005	36963	8/1/2006	36963	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247172	AK ANNE KLEIN	7/6/2005	36962	10/30/2006	36962	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coinlkey purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

PANAMA
247177	AK ANNE KLEIN	6/1/2005	142725	6/1/2005	142725	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
247175	AK ANNE KLEIN	6/1/2005	142722	6/1/2005	142722	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coinlkey purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
247176	AK ANNE KLEIN	6/1/2005	142723	6/1/2005	142723	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
124237	ALBERT NIPON	10/6/2003	131108	10/6/2003	131108	REGISTERED	3
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
118718	ANNE KLEIN & Lion Head Design	8/3/1990	54115	6/23/1994	54115	REGISTERED	25
	25 - Clothing, namely coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts.
T30276PA03	ANNE KLEIN NEW YORK	11/8/2006	156533	11/8/2006	156533	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
573	CODE BLEU		43409	11/18/1987	43409	REGISTERED	25
	25 - Clothing, footwear, headgear.
171	EVAN-PICONE	11/30/1983	034586	10/29/1984	034586	REGISTERED	25
	25 - Clothing for Women and Misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely, suits slacks, jackets, pants, shorts and sport coats; men’s sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear; and active wear for men and women, namely, sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 74

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PANAMA continued .
170	EVAN-PICONE	5/26/1981	002757	8/30/1983	27773	REGISTERED	25
	25 - Clothing, footwear, headgear, skirts, suits, slacks, shorts, blouses, dresses, coats for Women and Misses ..
166	EVAN-PICONE	4/27/1992	060958	1/13/1994	060958	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
387	JONES NEW YORK	9/28/1994	72797	9/28/1994	72797	REGISTERED	25
	25 - Clothing for Women and Misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely, suits slacks, jackets, pants, shorts and sport coats; men’s sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear; and active wear for men and women, namely, sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.
T00103PA02	JONES NEW YORK	9/24/2004	13775801	3/23/2005	137758 01	REGISTERED	9
	9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
T30044PA00	JUDITH JACK	9/28/2001	117356	9/28/2001	117356	REGISTERED	14
	14 - JEWELRY AND WATCHES
T30044PA01	JUDITH JACK	9/28/2001	117358	9/28/2001	117358	REGISTERED	18
	18 - Handbags(No translation of the goods)
T30154PA01	L.E.I. LIFE ENERGY INTELLIGENCE Design			3/12/1999	99324	REGISTERED	25
	25 - Apparel footwear and headgear
T30157PA00	LIFE ENERGY INTELLIGENCE		101908	7/28/1999	101908	REGISTERED	25
	25 - Apparel footwear and headgear
T30007PA00	NAPIER (Stylized)		57274	8/12/1994	57274	REGISTERED	14
	14 - GOODS NOT LISTED.

PARAGUAY
T30276PYOO	AK ANNE KLEIN	10/27/2006	32613/2006	12/10/2007	305995	REGISTERED	03
	03 - Fragrances and Cosmetics
T30276PY01	AK ANNE KLEIN	10/27/2006	32614/2006	12/10/2007	305996	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276PY02	AK ANNE KLEIN	10/27/2006	32615/2006	12/10/2007	305997	REGISTERED	14
	14 - Jewelry and Watches
T30276PY03	AK ANNE KLEIN	10/27/2006	32616/2006	12/10/2007	305998	REGISTERED	24
	24 -
T30276PY04	AK ANNE KLEIN	10/27/2006	32617/2006	12/10/2007	305999	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276PY10	AK ANNE KLEIN	12/1/2006	37583	2/8/2008	307608	REGISTERED	18
	18 - all goods in class
118840	ANNE KLEIN	3/26/1992	4763/92	11/19/1992	245490	REGISTERED	14
	14 - All the articles for Class 14 comprised of among other things: precious metals and their alloys and objects of other materials or plates (except cutlery, forks and spoons), jewelry, precious stones, watches and other chronometric instruments.
118667	ANNE KLEIN & Lion Head Design	12/18/19871	1811/87	6/8/1990	228194	REGISTERED	25
	25 - All goods in Class 25 including clothing, boots, shoes, slippers.
T30276PY05	ANNE KLEIN NEW YORK	10/27/2006	32618/2006	12/10/2007	306000	REGISTERED	03
	03 - Fragrances and Cosmetics

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 75

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PARAGUAY continued...
T30276PY06	ANNE KLEIN NEW YORK	10/27/2006	32619/2006	12/10/2007	306003	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276PY07	ANNE KLEIN NEW YORK	10/27/2006	32620/2006	4/25/2008	309936/2008	REGISTERED	14
	14 - Jewelry and Watches
T30276PY08	ANNE KLEIN NEW YORK	11/27/2006	32621/2006	12/10/2007	306001	REGISTERED	24
	24 -
T30276PY09	ANNE KLEIN NEW YORK	10/27/2006	32622/2006	12/10/2007	306002	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30276PY11	ANNE KLEIN NEW YORK	12/1/2006	37584	2/8/2008	307609	REGISTERED	18
	18 - all goods in class
236	EVAN-PICONE	11/11/1992	18316	4/17/1995	176420	REGISTERED	25
	25 - Clothing, footwear, headgear.
462	JONES NEW YORK	7/26/1994	1422594	6/9/1995	280224	REGISTERED	25
	25 - Clothing, footwear, headgear for Women’s, Junior Misses and Petites
T00103PY01	JONES NEW YORK	7/15/2004	188302004	5/13/2005	278145	REGISTERED	9
	9 - eyewear
T30162PY00	L.E.I.		na	3/19/2002	245277	REGISTERED	25
	25 - Apparel footwear and headgear
T30155PY00	L.E.I. Design		na	6/23/2000	225908	REGISTERED	25
	25 - Apparel footwear and headgear
T30154PY02	L.E.I. LIFE ENERGY INTELLIGENCE Design		na	7/21/2000	226994	REGISTERED	25
	25 - Apparel footwear and headgear
T30157PY00	LIFE ENERGY INTELLIGENCE		na	4/3/2000	223917	REGISTERED	25
	25 - Apparel footwear and headgear
T30007PY00	NAPIER (Stylized)	12/21/1992	92/20933	9/27/1993	256924	REGISTERED	14
	14 - All goods in Class 14.
T30007PY01	NAPIER (Stylized)			9/27/2003	256294	REGISTERED	14
	14 - GOODS NOT LISTED

PERU
T30276PE09	AK ANNE KLEIN	9/28/2007	330539	2/29/2008	135587	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
118922	ANNE KLEIN II	9/10/1996	9620765	1/16/1997	32689	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, blouses, dresses, skirts, sweaters, belts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), shoes, sandals, boots, slippers, hats, caps, hoods, cowls and berets and in general all products in this class.
T30276PE03	ANNE KLEIN NEW YORK	11/2/2006	295868	1/18/2007	123742	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
251	EVAN-PICONE	8/3/1990	173265	11/23/1990	88355	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 76

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PERU continued ...
248	EVAN-PICONE		249091	9/11/1994	81212	REGISTERED	25
	25 - Clothing, footwear, headgear.
463	JONES NEW YORK	4/11/1991	75661	2/21/1995	013580	REGISTERED	25
	25 - Women’s. Junior Misses and Petites Clothing
T00103PE01	JONES NEW YORK	2/10/2006	268911	6/23/2006	00116644	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30181PE00	JONES NEW YORK SIGNATURE	1/5/2004	198782	1/5/2004	98320	REGISTERED	3
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30181PE01	JONES NEW YORK SIGNATURE	1/5/2004	198790	1/5/2004	98322	REGISTERED	09
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
T30181PE02	JONES NEW YORK SIGNATURE	1/5/2004	198781	7/20/2004	98726	REGISTERED	14
	14 - Jewelry and Watches
T30181PE03	JONES NEW YORK SIGNATURE	1/5/2004	198782	1/5/2004	98321	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
T30181PE04	JONES NEW YORK SIGNATURE	1/7/2004	199357	1/7/2004	98414	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
T30162PE00	L.E.I.		na	10/7/1999	0058188	REGISTERED	25
	25 - Apparel footwear and headgear
T30155PE00	L.E.I. Design		na	10/29/1999	058704	REGISTERED	25
	25 - Apparel footwear and headgear
T30154PE03	L.E.I. LIFE ENERGY INTELLIGENCE Design		na	5/27/1999	0055153	REGISTERED	25
	25 - Apparel footwear and headgear
T30157PE00	LIFE ENERGY INTELLIGENCE		na	10/29/1999	058703	REGISTERED	25
	25 - Apparel footwear and headgear
T30147PE00	Napier (Stylized)	10/15/2002	164210	9/9/2003	00091547	REGISTERED	14
	14 - Jewelry

PHILIPPINES
247178	AK ANNE KLEIN	6/6/2005	4-2005-005174	6/6/2006	4-2005-005174	REGISTERED	t5,25,35
	t5 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
	35 - Advertising and publicity services; retail store services, online services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 77

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PHILIPPINES continued ...
T30354PH01	AK ANNE KLEIN	11/3/2006	42006011963	9/17/2007	42006011963	REGISTERED	3,9,14 18,25
	3 - Fragrances and Cosmetics
	9 - eyewear
	14 - jewelry and watches
	18 - handbags and wallets
	25 - belts, blouses, camisoles, coats, footwear
118842	ANNE KLEIN	12/23/1993	90046	11/5/1996	63814	REGISTERED	14
	14 - Jewelry and watches.
118845	ANNE KLEIN	2/2/1994	90793	5/21/1996	62969	REGISTERED	18
	18 - Pocketbooks and leather goods - namely, cosmetic cases, clutches, purses, wallets, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.
118848	ANNE KLEIN	2/2/1994	90794	5/21/1996	63070	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts; shoes; hosiery, including stockings, pantyhose, knee-high or thigh-high stockings, cut-and-sewn specialty tights (or stockings) and socks.
T30276PH00	ANNE KLEIN NEW YORK	11/3/2006	042006011962	8/4/2008	042006011962	REGISTERED	3,9,14 18,25
	3- Fragrances ans Cosmetics
	9 - eyewear
	14 - jewelry and watches
	18 - handbags and wallets
	25 - belts, blouses, camisoles, coats, footwear
256	EVAN-PICONE	4/11/1991	75569	11/10/1995	61992	REGISTERED	18
	18 - Handbags and Accessories
T00066PH02	EVAN-PICONE	9/21/2006	42006010496	9/3/2007	42006010496	REGISTERED	025
	025 - Clothing namely, skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear namely; shoes, slippers and neckwear.
T00066PH03	EVAN-PICONE	11/8/2006	012148	12/24/2007	012148	REGISTERED	18
	18 - Handbags and Accessories
T00103PH02	JONES NEW YORK	7/15/2004	42004006289	2/26/2007	42004006289	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30203PH00	JONES NEW YORK	1/7/2005	42005000282	7/17/2006	42005000282	REGISTERED	25
	25 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys
T30162PH00	L.E.I.	10/4/2002	4200208544	2/5/2007	4200208544	REGISTERED	25
	25 - Apparel footwear and headgear
T30154PH01	L.E.I. LIFE ENERGY	10/4/2002	42002008545	10/4/2002	42002008545	REGISTERED	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 78

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PHILIPPINES continued .
118467	Lion Head Design	11/9/2001	4-2001-000838	5/26/2006	4-2001-0008383	REGISTERED	25,14,18
	25 - Coats, fur coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.

	14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, clocks incorporating radios; chronometers; chronographs; decorative items for the home made of precious metal or coated therewith, namely, bowls, platters, serving trays, chargers, jugs, plates, mugs, vases, cache pots, ice buckets, canisters, cruets, pencil boxes, pencil cups, letter openers, desk trays, serving trays, decorative trays, candlesticks, candelabras, candle holders, candle rings, candle snuffers, candle trays, decorative boxes, jewelry boxes, jewelry cases, picture frames, decorative stands, decorative pedestals, cigarette cases, cigarette boxes, cigarette holders, cigarette lighters, ashtrays, nutcrackers, coffee pots, coffee services, tea pots, tea services, tea balls, tea infusers, serviette rings, napkin rings - all made of precious metal or coated therewith; works of art made of precious metal or coated therewith, namely busts,

	18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.

POLAND
118806	ANNE KLEIN	9/11/1998	Z-191728	9/11/1998	133169	REGISTERED	14
	14 - Precious metals and their alloys, goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
118763	ANNE KLEIN	2/14/1994	Z-129776	2/14/1994	R-94868	REGISTERED	25
	25 - Clothing, outwear, jackets, suits, sets of clothing, anoraks, trousers, shirts, skirts, blouses, sweaters, belts, gloves, snow-wear, bands, scarves, shawls, swimwear, swimsuits, knitted articles, stockings, tights, footless tights, knitted fabrics, socks, footwear, headgear.
118930	ANNE KLEIN II	9/11/1998	Z-191727	9/11/1998	133099	REGISTERED	14
	14 - Precious metals and their alloys, goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
257	EVAN-PICONE	12/31/1991	Z-104.534	4/29/1994	78017	REGISTERED	25
	25 - Clothing, footwear, headgear.
389	JONES NEW YORK	7/1/1997	Z-175383	9/4/2000	REJ-123273	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
T30162PL00	L.E.I.	8/9/1999	Z205807	1/31/2003	142099	REGISTERED	25
	25 - Apparel footwear and headgear
T30154PL02	L.E.I. LIFE ENERGY INTELLIGENCE Design	2/5/1999	na		134862	REGISTERED	25
	25 - Apparel footwear and headgear
T30162PL01	L.E.I. Design	8/9/1999	Z205805	1/31/2003	142097	REGISTERED	25
	25 - Apparel footwear and headgear
T30157PL00	LIFE ENERGY INTELLIGENCE	8/9/1999	Z205806	1/31/2003	142098	REGISTERED	25
	25 - Apparel footwear and headgear

PORTUGAL
118712	ANNE KLEIN & Lion Head Design	6/29/1990	265576	10/22/1992	265576	REGISTERED	25
	25 - Clothing, footwear and headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 79

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PORTUGAL continued...
259	E.P.S. EVAN-PICONE SPORT	3/23/1990	263036 N	9/7/1992	263036	REGISTERED	25
	with Design
	25- Clothing; namely women’s skirts, pants, shorts, tops, jackets, and knitwear — namely, sweaters, shirts and skirts
233	EVAN-PICONE		N/A	1/10/1970	151072 Z	REGISTERED	25
	25 - Clothing, footwear, headgear.
234	EVAN-PICONE	10/30/1990	n/a	12/28/1992	268546 F	REGISTERED	18
	18 - Handbags, purses, brief cases, business and credit card cases, passport cases, wallets, checkbook covers and key cases.
235	EVAN-PICONE SPORT (STYLIZED)	2/21/1991	n/a	2/3/1993	271 480 K	REGISTERED	25
	25 - Clothing, footwear, headgear.
432	JNY	8/22/1990	266840	11/20/1992	266840	REGISTERED	25
	25 - Women’s apparel, namely, vests, T-shirts, sweaters, shorts, skirts, jackets, pull-on pants, blouses.
320	JONES NEW YORK	9/17/1990	267397	12/21/1992	267397	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00103PT01	JONES NEW YORK	3/4/2004	379343	11/23/2004	379343	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

PUERTO RICO
118441	ALBERT NIPON	10/17/1996	N/A	10/17/1996	39086	REGISTERED	25
	25 - Women’s dresses, shirts, skirts, jackets, coordinated sportswear and outerwear.
118622	ANNE KLEIN	12/1/1977	21311	3/9/1978	21311	REGISTERED	25
	25 - Scarves, shawls, capes and belts. (Local Class 39)
118620	ANNE KLEIN	12/1/1977	21309	3/9/1978	21309	REGISTERED	18
	18 - Handbags and tote bags made of leather.
T30124PR01	GLORIA VANDERBILT			8/29/1984	25606	REGISTERED	25
	25 - clothing and shoes
T30124PR02	GLORIA VANDERBILT & Swan Design			10/19/1994	35344	REGISTERED	25
	25 - clothing and shoes
T30044PR00	JUDITH JACK	12/5/2001	51,391	12/5/2001	51,391	REGISTERED	14
	14 - Jewelry
T30044PR01	JUDITH JACK	12/5/2001	51,390	12/5/2002	51,389	REGISTERED	18
	18 - Leather Goods
T30044PR02	JUDITH JACK	12/5/2001	51,389	12/5/2001	51,390	REGISTERED	25
	25 - Clothing
T30162PR00	L.E.I.		na	8/12/1999	46245	REGISTERED	25
	25 - Apparel footwear and headgear
T30155PR00	L.E.I. Design			8/12/1999	46247	REGISTERED	25
	25 - Apparel footwear and headgear
T30154PR01	L.E.I. LIFE ENERGY INTELLIGENCE Design		na	2/26/1999	44763	REGISTERED	25
	25 - Apparel footwear and headgear
T30157PR00	LIFE ENERGY INTELLIGENCE		na	8/12/1999	46248	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 80

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PUERTO RICO continued...
118623	Lion Head Design	12/1/1977	21312	3/9/1978	21312	REGISTERED	25
	25 - Scarves, shawls, capes, and belts.
118621	Lion Head Design	12/1/1977	21310	3/9/1978	21310	REGISTERED	18
	18 - Handbags and tote bags made of leather. (Local Class 3)
T30007PR00	NAPIER (Stylized)			12/19/1994	35192	REGISTERED	14
	14 - GOODS NOT LISTED.
T30124PR00	Swan Design			8/29/1984	25604	REGISTERED	25
	25 - clothing and shoes

QATAR
247179	AK ANNE KLEIN	7/24/2005	36387	5/26/2008	36387	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
247180	AK ANNE KLEIN	7/24/2005	36388	5/26/2008	36388	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247181	AK ANNE KLEIN	7/24/2005	36389	5/26/2008	36389	REGISTERED	35
	35 - Advertising and publicity services; retail store services, online services
118803	ANNE KLEIN	6/15/1998	18848	11/28/2004	18848	REGISTERED	25
	25 - ALL GOODS IN INTERNATIONAL CLASS 25

ROMANIA
118491	ANNE KLEIN	3/20/2000	M200001285	3/20/2000	43608	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
238	EVAN-PICONE		26086	1/20/1992	R 12472	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30154RO00	L.E.I. LIFE ENERGY		na	2/3/1999	38364	REGISTERED	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear
T30157RO00	LIFE ENERGY INTELLIGENCE	7/21/1999	na		39200	REGISTERED	25
	25 - Apparel footwear and headgear

SABAH
308	EVAN-PICONE	9/17/1981	28613	9/17/1981	S28613	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers.

SAINT KITTS & NEVIS
T30044KN00	JUDITH JACK			1/9/2002	5221	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts

SARAWAK
309	EVAN-PICONE	9/25/1981	23816	9/25/1981	23816	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 81

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAUDI ARABIA
118812	ANNE KLEIN	12/23/1998	47295	8/29/1999	489/42	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
118811	ANNE KLEIN	12/23/1998	47294	8/29/1999	489/40	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
118810	ANNE KLEIN	12/23/1998	47293	8/29/1999	489/39	REGISTERED	9
	9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.
118809	ANNE KLEIN	12/23/1998	47296	8/29/1999	489/41	REGISTERED	25
	25 - Clothing, footwear, headgear.
118713	ANNE KLEIN & Lion Head Design	9/24/1990	12343	4/21/1991	235/74	REGISTERED	25
	25 - Clothing, footwear and headgear.
118932	ANNE KLEIN II	12/23/1998	47297	8/29/1999	489/38	REGISTERED	25
	25 - Clothing, footwear, headgear.
242	EVAN-PICONE	7/21/1991	14099	2/8/1992	252/12	REGISTERED	25
	25 - Clothing, footwear, headgear.
366	JONES NEW YORK	8/26/1997	40458	1/24/1999	45880	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

367	JONES NEW YORK	8/26/1997	40459	1/24/1999	45861	REGISTERED	25
	25 - Clothing, footwear, headgear.

SERBIA AND MONTENEGRO
T00066CS00	EVAN-PICONE	10/25/1994	N/A		27753	REGISTERED	25
	25 - Apparel

SINGAPORE
247123	AK ANNE KLEIN	5/28/2005	T0508853I	5/28/2005	T0508853I	REGISTERED	35
	35 - Advertising and publicity services; bringing together, for the benefit of others, of a variety of goods/services, namely, clothing, jewelry, watches and all other types of horological instruments, accessories, perfume, cologne, household items, cosmetics, leather goods, footwear, headgear, bags and carrying cases (excluding transport thereof), enabling customers to conveniently view and purchase those goods/services by means of internet; on-line advertising on a computer network.
247122	AK ANNE KLEIN	5/28/2005	T05/08852J	5/28/2005	T05/08852J	REGISTERED	25
	25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
247121	AK ANNE KLEIN	5/28/2005	T05/08851B	5/28/2005	T05/08851B	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty) [not fitted], cosmetic cases (sold empty) [not fitted], cosmetic pouches (sold empty)[not fitted], grooming kits (sold empty)[not fitted], leather shoulder belts, wallets, billfolds, credit card cases [wallets], business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
207688	AK ANNE KLEIN	7/28/2004	T04/12337C	7/28/2004	T04/12337C	REGISTERED	14
	14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
T30354SG04	AK ANNE KLEIN	10/25/2006	T0622605F	10/25/2006	T0622605F	REGISTERED	03
	03 - Fragrances and Cosmetics

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 82

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SINGAPORE continued...
T30354SG05	AK ANNE KLEIN	10/25/2006	T0622606D	10/25/2006	T0622606D	REGISTERED	09
	09-
118399	ALBERT NIPON	3/6/1998	T98/01979F	3/6/1998	T98/01979F	REGISTERED	25
	25 - Clothing, namely, sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, jumpsuits
124239	ALBERT NIPON	4/11/2003	T03/05122J	4/11/2003	T03/05122J	REGISTERED	3
	3 -Perfumery, cosmetics and toilet preparations.
118784	ANNE KLEIN	8/17/1994	S/7079/94	8/17/1994	T94/07079G	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, gloves, scarves, mufflers, shawls, belts (clothing), swimwear, hosiery, stockings, pantyhose, tights, socks; headgear; and footwear; all included in Class 25.
118776	ANNE KLEIN	5/7/1994	S/3647/94	5/7/1994	T94/03647E	REGISTERED	18
	18 - Handbags, tote bags, billfolds, checkbook holders, cosmetic cases, cosmetic pouches, credit card cases, key cases, key fobs, money belts, passport cases, purses, coin purses, key purses, travel kits (sold empty), wallets, and carry-all clutches.
207689	ANNE KLEIN	8/11/2004	T04/13366B	8/11/2004	T04/13366B	REGISTERED	14
	14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks, digital clocks and watches with automatic timers”
118735	ANNE KLEIN & Lion Head Design	8/31/1992	6656/92	8/31/1992	T92/06656C	REGISTERED	25
	25 - Footwear included in Class 25
118673	ANNE KLEIN (script)	7/27/1988	S/3914/88	7/27/1988	T88/03914Z	REGISTERED	25
	25 – Articles of clothing for women and girls.
118672	ANNE KLEIN (script)	7/27/1988	S/3915/88	7/27/1988	T88/03915H	REGISTERED	14
	14 - Articles of precious metals or their alloys or coated therewith; horological and chronometric instruments.
118669	ANNE KLEIN (script)	9/13/1984	S483284	9/13/1984	483284	REGISTERED	3
	3 - Bleaching preparations included in Class 3 and substances for laundry use; soaps, perfumes and perfumed non-medicated toilet preparations, essential oils; cosmetics; hair lotions and dentifrices.
118671	ANNE KLEIN (script)	7/27/1988	S/3913/88	7/27/1988	T88/03913A	REGISTERED	9
	9 - Sunglasses and eyeglasses and frames therefor.
118892	ANNE KLEIN II	3/22/1994	S/2257/94	3/22/1994	T94/02257A	REGISTERED	9
	9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames.
118893	ANNE KLEIN II	3/22/1994	S/B2256/94	3/22/1994	T94/02256C	REGISTERED	14
	14 - Jewelry, watches, clocks and table clocks.
118869	ANNE KLEIN II (stylized)	8/21/1990	S584590	8/21/1990	5845H90	REGISTERED	25
	25 - Articles of clothing included in Class 25 for women and for girls.
T30276SG00	ANNE KLEIN NEW YORK	10/25/2006	T0622607B	10/25/2006	T0622607B	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30276SG01	ANNE KLEIN NEW YORK	10/25/2006	T0622608J	10/25/2006	T0622608J	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276SG02	ANNE KLEIN NEW YORK	10/26/2006	T06226091	10/26/2006	T06226091	REGISTERED	14
	14 – Jewelry and Watches
T30276SG03	ANNE KLEIN NEW YORK	10/25/2006	T0622610B	10/25/2007	T0622610B	REGISTERED	18
	18 -
T30276SG04	ANNE KLEIN NEW YORK	10/26/2006	T0622611 J	10/25/2006	T0622611 J	REGISTERED	25
	25 -

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SINGAPORE continued...
143	EVAN-PICONE	6/21/1983	3181/83	6/21/1983	B3181/83	REGISTERED	25
	25 - Articles of sports clothing for women and girls.
145	EVAN-PICONE SPORT (STYLIZED)	2/28/1991	128691	2/28/1991	128691	REGISTERED	25
	25 - Articles of sportswear and leisurewear; footwear and headgear.
144	EVAN-PICONE SPORT (STYLIZED)	7/2/1990	474890	7/2/1990	474890	REGISTERED	18
	18 - Handbags; purses; Attaché cases; Brief cases; Bags (envelopes, pouches) of leather, for packaging; Card cases (note cases); cases, of leather or leather board; School bags; Beach bags; Bags (Game); Trunks (luggage); Travelling bags; Valises.
T00103SG03	JONES NEW YORK	3/21/2006	T06/05222H	5/24/2007	T06/05222H	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses and Cases for spectacles and for contact lenses; Chains for spectacles.
350	JONES NEW YORK Label	6/30/1997	7704/97	6/30/1997	7704197	REGISTERED	25
	25 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00103SG02	JONES NEW YORK label			6/30/1997	07703B	REGISTERED	18
	18 - Handbags and small leather goods
T30181SG00	JONES NEW YORK SIGNATURE	12/28/2004	T0422940F	12/28/2004	T0422940F	REGISTERED	025
	025 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys.
T30044SG00	JUDITH JACK	10/2/2001	T01/155021	10/2/2001	T/01/155021	REGISTERED	14
	14 - JEWELRY AND WATCHES
T30044SG01	JUDITH JACK	10/2/2001	T01/15503G	10/2/2001	T01/15503G	REGISTERED	18
	18 - Handbags
T30044SG02	JUDITH JACK	10/2/2001	T01/15504E	10/2/2001	T01/15504E	REGISTERED	25
	25 - Belts
T30162SG00	L.E.I.	2/23/1999	na	2/23/1999	T9907784F	REGISTERED	25
	25 - Apparel footwear and headgear
T30154SG03	L.E.I. LIFE ENERGY INTELLIGENCE Design	3/8/1999	na	3/8/1999	T9900247A	REGISTERED	25
	25 - Apparel footwear and headgear
T30162SG01	L.E.I. Design	7/26/1999	na	7/26/1999	T9907783H	REGISTERED	25
	25 - Apparel footwear and headgear
T30157SG00	LIFE ENERGY INTELLIGENCE	3/8/1999	na	3/8/1999	T9907782Z	REGISTERED	25
	25 - Apparel footwear and headgear
118777	Lion Head Design	5/7/1994	S/3645/94	5/7/1994	T94/036451	REGISTERED	18
	18 - Handbags, tote bags, billfolds, checkbook holders, cosmetic cases, cosmetic pouches, credit card cases, key cases, key fobs, money belts, passport cases, purses, coin purses, key purses, travel kits (sold empty), wallets, and carry-all clutches.
118674	Lion Head Design	7/27/1988	S391088	7/27/1988	3910G88	REGISTERED	9
	9 - Sunglasses and eyeglasses and spectacle frames.
118676	Lion Head Design	7/27/1988	S/3911/88	7/27/1988	T88/03911E	REGISTERED	25
	25 - Articles of clothing for women, girls and boys.
118675	Lion Head Design	7/27/1988	S/3912/88	7/27/1988	T88/039’12	REGISTERED	14
	14 - Articles of precious metals or their alloys or coated therewith; horological and chronometric instruments; all included in Class 14; but not including medals, trophies, plaques and badges, all made wholly or principally of precious metals.

SLOVAK REPUBLIC

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SLOVAK REPUBLIC continued...
118761	ANNE KLEIN	1/20/1994	POZ 0128-94	2/12/1998	179 725	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, mufflers, shawls, swimwear, hosiery, stockings, pantyhose, tights, socks, footwear and headgear.
243	EVAN-PICONE	10/24/1981	nla	10/24/1981	165 195	REGISTERED	25
	25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses.
374	JONES NEW YORK	6/24/1997	POZ 1756-97	6/24/1997	187493	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, footwear, headgear.
25 -

SOUTH AFRICA
118779	ANNE KLEIN	6/22/1994	94/6404	6/22/1994	94/6404	REGISTERED	25
	25 - Clothing, footwear, headgear.
244	EVAN-PICONE	8/31/1990	90/7510	8/31/1990	907510	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
245	EVAN-PICONE with Design	9/9/1968	68/4042	9/9/1968	B68/4042	REGISTERED	25
	25 - Clothing, footwear, headgear.
373	JONES NEW YORK	6/10/1997	09708604	6/10/1997	9708604	REGISTERED	25
	25 - Clothing, footwear, headgear.
372	JONES NEW YORK	6/10/1997	09708603	6/10/1997	9808603	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00103ZA02	JONES NEW YORK	7/12/2004	2004111611		2004111611	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30162ZA00	L.E.I.	7/21/1999	99/13100	2/23/1999	13100	REGISTERED	25
	25 - Apparel footwear and headgear
T30154ZA00	L.E.I. LIFE ENERGY INTELLIGENCE Design	2/12/1999	99/00145	1/7/1999	00145	REGISTERED	25
	25 - Apparel footwear and headgear
T30157ZA00	LIFE ENERGY INTELLIGENCE	7/21/1999	9913099	7/21/1999	13099	REGISTERED	25
	25 - Apparel footwear and headgear

SOUTH KOREA

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 85

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued...
247120	AK ANNE KLEIN	6/8/2005	45-2005-2504	8/16/2006	17128	REGISTERED	25,35
	25 - Half coats, long coats, fur coats, over coats, trench coats, rain coats, sporting anoraks, anoraks (except for sporting anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, slacks, trousers, jean pants, jean shorts, jean jackets, jean skirts, jean dresses, jean overalls, jean jump suits, jean shirts, work clothes (dungarees), jumpsuits, overalls, coveralls, flight suit, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve shirts, body shirts, sports shirts, tuxedo shirts, formal shirts, blouses, tunics, sweat shirts, t-shirts, halter tops, tank tops, body suits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, brassieres, corsets, teddies, petticoats, nightgowns, night shirts, negligees, bath robes, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, evening gloves, mittens, leather belts, belts for clothing made of imitation leather, belts for clothing made of fabric, belts for clothing made of vinyl, belts for clothing made of plastics, sashes, suspenders for clothing, stocking suspenders, sock suspenders, garters, cummerbunds, swimwear, namely bathing caps, bathing suits and bathing pants; beach robes, bikinis, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats and caps, berets, crowns, nightcaps, sun visors, miters, hoods (clothing), turbans, top hats, leather shoes, rubber shoes, galoshes, golf shoes, hiking shoes, lace boots, bath sandals, bath slippers, half boots, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, overshoes, rain shoes, top boots, gymnastic shoes, laced shoes, espadrilles and sneakers

	35 - Publication of advertisement services, modeling services for advertising or sales promotion, advertisement planning services, advertising agency services, publicity columns preparation services, dissemination of advertising, advertisement publishing services, advertisement brokerage services, publicity material rental services, advertising material updating services, advertising space rental services, billboard leasing services, enterprise advertising and promoting services, radio advertising services, bill-posting services, services in connection with organization of trade fairs for commercial or advertising purposes, services in connection with organization of exhibitions or commercial or advertising purposes, distribution of samples services, film advertising services, outdoor advertising services, direct mail advertising services, mail order advertising services, television advertising services, promotion agency services, on-line advertising on a computer network, rental of advertising time on communication media, retail agencies of cosmetics, retail mediating services of cosmetics, retail agencies of perfumery, retail mediating services of perfumery, retail agencies of soaps, retail mediating services of soaps, retail agencies of toilet preparations, namely articles such as shampoo, soap or shaving cream, used in washing or caring for the appearance; retail mediating services of toilet preparations, retail agencies of eyewear, retail mediating services of eyewear, retail agencies of bags, retail mediating services of bags, retail agencies of clothing, retail mediating services of clothing, retail agencies of footwear, retail mediating services of footwear, retail agencies of headgear, retail mediating services of headgear, retail agencies of belts, retail mediating services of belts

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
118517	AK ANNE KLEIN	10/24/2002	40-2002-48925	9/1/2004	592008	REGISTERED	9,14,18 03

	9 - EYEGLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, CLIP-ON SUNGLASSES, ANTI-GLARE GLASSES, COMMON EYEGLASSES, EYE SHADES, GOGGLES FOR SPORT, SHOOTING GLASSES, BINOCULARS
	14 - WRIST WATCHES, STOP WATCHES, WATCH FOBS, POCKET WATCHES, WATCH BANDS, WATCH STRAPS, WATCH BRACELETS, WATCH CHAINS, AND WATCH CASES; WALL CLOCKS, TABLE CLOCKS, ALARM CLOCKS, CLOCKS INCORPORATING RADIOS Earrings made of precious gem, necklaces made of precious gems, rings made of precious gems, bracelets made of precious gems, artificial jewelry, master clocks, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, sundials, chronometers, chronographs, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters coated with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, canisters for kitchen purposes made of precious metal, canisters for kitchen purposes coated with precious metal, cruets made of precious metal, cruets coated with precious metal, memorial decorative trays made of precious metal, memorial decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, ashtrays made of precious metal, ashtrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddha icons made of precious metal, Buddha icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, clutches purses of precious metal and key fobs.
	18 - HANDBAGS, SHOULDER BAGS, EVENING BAGS, COSMETIC BAGS SOLD EMPTY, LEATHER SHOULDER BELTS, GROOMING KITS SOLD EMPTY, WALLETS NOT OF PRECIOUS METAL, BILLFOLDS NOT OF PRECIOUS METAL, CREDIT CARD CASES, BUSINESS CARD CASES, KEY CASES, PASSPORT CASES, COIN PURSES, CLUTCH PURSES, GENERAL PURPOSE PURSES, DRAWSTRING POUCHES, BOOK BAGS, BELT BAGS, TOTE BAGS, SADDLE BAGS, ROLL BAGS, SLING BAGS, TRAVEL BAGS, OVERNIGHT BAGS, DUFFEL BAGS, SUIT BAGS, GARMENT BAGS FOR TRAVEL, GYM BAGS, ATHLETIC BAGS, BEACH BAGS, TIE CASES, WAIST PACKS, FANNY PACKS, BACKPACKS, KNAPSACKS, ATIACHE CASES, BRIEFCASES, BRIEFCASE TYPE PORTFOLIOS, LEATHER BAGS IN THE SHAPES OF AN ENVELOPE FOR CARRYING PERSONAL PAPERS, SATCHELS, SUITCASES, LUGGAGE, TRUNKS; UMBRELLAS,
	03 - Eyebrow pencils, lipsticks, mascaras, mask packs, massage oils, liquid face powder, beauty bath additives, antiperspirants, bath oils, bath powder, blushers, perfumed powder, skin fresheners, eye liners, eye shadows, eau de cologne, body deodorants, lip glosses, cosmetic preparations for slimming purposes, cold cream, compact powder, cleansing cream, foundation cream, face powder, potpourris <fragrances>, hand creams, perfumes, perfumed oils, make-up powder, astringents for cosmetic purposes, cosmetic pencils, cosmetic dyes, toilet bath salts, colorants for toilet purposes and talcum powder for toilet use.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
247390	ANNE KLEIN	6/3/2005	40-2005-25515	3/6/2008	739556	REGISTERED	14,25,26 18

	14 - Jewelry, costume jewelry, horological instruments, chronometric instruments, parts of horological instruments, accessories of horological instruments, parts of chronometric instruments, accessories of chronometric instruments, master clocks, stopwatches, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, wrist watches, sundials, pocket watches, watch bands, watch straps, watch bracelets, watch chains, watch cases, wall clocks, table clocks, alarm clocks, clocks incorporating radios, chronometers, chronographs, decorative items for the home made of precious metal, decorative items for the home coated with precious metal, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters covered with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, jugs made of precious metal, jugs coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, cache pots made of precious metal, cache pots coated with precious metal, ice buckets made of precious metal, ice buckets coated with precious metal, canisters made of precious metal, canisters coated with precious metal, cruets made of precious metal, cruets coated with precious metal, pencil boxes made with precious metal, pencil boxes coated with precious metal, pencil cups made of precious metal, pencil cups coated with precious metal, letter opener made of precious metal, letter opener coated with precious metal, desk trays made of precious metal, desk trays coated with precious metal, decorative trays made of precious metal, decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, picture frames made of precious metal, picture frames coated with precious metal, decorative photograph stand made of precious metal, decorative photograph stand coated with precious metal, decorative flower pot pedestals made of precious metal, decorative flower pot pedestals coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, cigarette lighters made of precious metal, cigarette lighters coated with precious metal, ashtrays made of precious metal, ashtrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, works of art made of precious metal, works of art coated with precious metal,Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddah icons made of precious metal, Buddah icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, and clutches purses
	25 - Long coats, short coats, fur coats, trench coats, rain coats, sporting anoraks (except for sports anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wing resistant jackets, fur stoles, suits, vests, one-piece dresses, twocpiece dresses, caftans, evening gowns, jumpers, skirts, breeches, paeja (Korean vests), slacks, trousers, blue jean pants, blue jean skirts, blue jean jackets, blue jean shorts, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve aloha shirts, sport shirts, formal shirts, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodyshirts, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belt, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, girdles, brassieres, corsets, corselets, teddies, nightgowns, night shirts, negligees, bath robe, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, mittens, leather belts, sashes, cummerbunds, bathing caps, bathing trunks, bikini, maillot, one-piece swimsuit, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf, shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, leather shoes, rubber shoes, golf shoes, shoe soles, Korean clogs, fishing boots, basketball shoes, low shoes, heels, mountaineering shoes, rugby shoes, lace boots, bath sandals, bath sleepers, half-boots, insulated boots, boxing boots, vinyl shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, non-slipping devices for shoes, tips for footwear, iron fittings for shoes, baseball shoes, Undong-Hwa, esparto shoes or sandals, overshoes, rain shoes, track shoes, work shoes, top boots, Gipsin (Korean traditional shoes made of straw), gymnastics shoes (for exclusive use for gymnastics), soccer shoes, laced shoes, hockey shoes, handball shoes, boots, slippers, sandals, espadrilles and sneakers.
	26 - Brooches of non-precious metal (clothing accessories), badges of non-precious metal, buckles of non-precious metal (clothing accessories), insignia, ornamental ribbons, ornamental hairpins, hairpins, hair nets, pigtail ribbons, wigs, hair wicks, hair ribbons, lace(except for embroidered lace), buttons, press buttons, magic tape and slide fasteners
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, handbags, shoulder bags, evening bags, cosmetic bags sold empty, cosmetic cases sold empty, cosmetic pouches sold empty, grooming kits sold empty, leather shoulder belts for bags, wallets not of precious metal, billfolds not of precious metal, credit card cases, business card cases, key cases of leather ware, key fobs, passport cases, coin purses, coin/key purses, carry-all clutch bags, check book clutch bags, clutches purses not of precious metal, general purpose purses not of precious metal, pouches, book bags, belt bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcases type portfolios, leather envelopes for carrying personal paper, secretaries, satchels, suit cases, luggage, trunks, umbrellas, beach umbrellas, parasols, and walking canes.
118849	ANNE KLEIN	12/28/1996	1996-57572	2/9/1999	441246	REGISTERED	14
	14 - Wrist watches, pocket watches, electronic watches, alarm clocks, table clocks, wall clocks, watch bands and watch chains. (Local
118655	ANNE KLEIN & Lion Head Design	6/10/1987	87-11478	8/26/1988	158570	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, suit cases, boston bags, wallets made of non-precious metal, namecard cases, leather packing sacks.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
118492	ANNE KLEIN 2	7/24/2000	40-2000-35509	10/10/2001	503401	REGISTERED	25
	25 - Half coats, long coats, fur coats, over coats, trench coats, rain coats, sporting anoraks, anoraks (except for sporting anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, slacks, trousers, jean pants, jean shorts, jean jackets, jean skirts, jean dresses, jean overalls, jean jump suits, jean shirts, work clothes (dungarees), jumpsuits, overalls, coveralls, flight suit, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve shirts, body shirts, sports shirts, tuxedo shirts, formal shirts, blouses, tunics, sweat shirts, t-shirts, halter tops, tank tops, body suits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, brassieres, corsets, teddies, petticoats, nightgowns, night shirts, negligees, bath robes, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, evening gloves, mittens, leather belts, belts for clothing made of imitation leather, belts for clothing made of fabric, belts for clothing made of vinyl, belts for clothing made of plastics, sashes, cummerbunds, swimwear, beach robes, bikinis, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats and caps, berets, leather shoes, rubber shoes, galoshes, golf shoes, hiking shoes, lace boots, bath sandals, bath slippers, half boots, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, overshoes, rain shoes, top boots, gymnastic shoes, laced shoes, espadrilles and sneakers.
118825	ANNE KLEIN II	1/6/1989	89-98	9/22/1990	201402	REGISTERED	6,9,10 17,21,25

	6 - Buckles of metal.
	9 - Gloves for protection against X-rays for industrial purposes, and gloves for protection against accidents.
	10 - Gloves for massage and gloves for medical purposes.
	17 - Insulating gloves.
	21 - Gloves for household purposes, polishing gloves, and gardening gloves.
	25 - Winter gloves, mittens, formal gloves, full dresses, trousers, evening dresses, suits, skirts, children’s clothing, overcoats, raincoats, sweaters, cardigans, dress shirts, blouses, under pants, chemise, slips, petticoats, brassieres, bathing suits, nightgowns, pajamas, negligees, stockings and belts.

118871	ANNE KLEIN II	12/19/1990	90-37245	12/20/1991	228905	REGISTERED	9
	9 - OPTICAL FRAMES
118925	ANNE KLEIN II	11/6/1996	96-49465	2/6/1998	394685	REGISTERED	25,18
	25 - LOW HEEL SHOES, BOOTS, LACED BOOTS, LEATHER SHOES, SANDALS, SLIPPERS, SHOE THONGS, RAIN SHOES, and ESPADRILLES (Local class 27)
	18 - UMBRELLAS
118870	ANNE KLEIN II (stylized)	12/19/1990	90-37244	2/22/1992	233224	REGISTERED	18
	18 - Brief case, handbag, opera bag, satchel, traveling trunk, suitcase, boston bag, knapsack, wallets not of precious metal, name-card case, billfold, purse, checkbook clutch, cosmetic case, cosmetic pouch, credit card case, key cases of leather, key cases imitations of leather, coin purse, coin/key purse, carry-all clutch and key fob.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 89

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
118518	ANNE KLEIN NEW YORK	10/24/2002	40-2002-48926	9/1/2004	592007	REGISTERED	9,14,18 25,03

	9 - Eyeglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sun glass cases, eyeglass and sun glass chains and cords, clip-on sunglasses, anti-glare glasses, common eyeglasses, eye shades, goggles for sports, shooting glasses, binoculars
	14 - Wrist watches, stop watches, watch fobs, pocket watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, and clocks incorporating radios Earrings made of precious gem, necklaces made of precious gems, rings made of precious gems, bracelets made of precious gems, artificial jewelry, master clocks, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, sundials, chronometers, chronographs, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters coated with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, canisters for kitchen purposes made of precious metal, canisters for kitchen purposes coated with precious metal, cruets made of precious metal, cruets coated with precious metal, memorial decorative trays made of precious metal, memorial decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, ashtrays made of precious metal, ashtrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddha icons made of precious metal, Buddha icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, clutches purses of precious metal and key fobs.
	18 - Handbags, shoulder bags, evening bags, cosmetic bags sold empty, leather strap for bags, case for toiletry items sold empty, wallets not of precious metal, billfolds not of precious metal, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, drawstring pouches, book bags, belt bags, tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather bags in the shape of an envelope for carrying personal papers, satchels, suitcases, luggage, trunks, umbrellas, and beach umbrellas
	25 - Long coats, short coats, fur coats, overcoats, trench coats, rain coats, sporting anoraks, anoraks (except for sports anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, breeches, Paji (Korean trousers), slacks, trousers, blue jean pants, blue jean skirts, blue jean jackets, blue jean shorts, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve aloha shirts, sport shirts, formal shirts, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodyshirts, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belt, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, girdles, brassieres, corsets, corselets, teddies, nightgowns, night shirts, negligees, bath robe, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, mittens, leather belts; sashes, cummerbunds, bathing caps, bathing trunks, bikini, maillot, one-piece swimsuit, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, leather shoes, rubber shoes, golf shoes, shoe soles, Korean clogs, fishing boots, basketball shoes, low shoes, heels, mountaineering shoes, rugby shoes, lace boots, bath sandals, bath slippers, half-boots, insulated boots, boxing boots, vinyl shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, non-slipping devices for shoes, tips for footwear, iron fittings for shoes, baseball shoes, Undong-Hwa, esparto shoes or sandals, overshoes, rain shoes, track shoes, work shoes, top boots, Gipsin (Korean traditional shoes made of straw), gymnastics shoes (for exclusive use for gymnastics), soccer shoes, laced shoes, hockey shoes, handball shoes, boots, slippers, sandals, espadrilles and sneakers.
	03 - Eyebrow pencils, lipsticks, mascaras, mask packs, massage oils, liquid face powder, beauty bath additives, antiperspirants, bath oils, bath powder, blushers, perfumed powder, skin fresheners, eye liners, eye shadows, eau de cologne, body deodorants, lip glosses, cosmetic preparations for slimming purposes, cold cream, compact powder, cleansing cream, foundation cream, face powder, potpourris <fragrances>, hand creams, perfumes, perfumed oils, make-up powder, astringents for cosmetic purposes, cosmetic pencils, cosmetic dyes, toilet bath salts, colorants for toilet purposes and talcum powder for toilet use.

195	E.P.S. EVAN-PICONE SPORT with Design		3425/1990	6/19/1991	215411	REGISTERED	45
	45 - Clothing, namely, women’s skirts, pants, shorts, tops, jackets and knitwear, namely sweaters, white shirts and skirts, socks and hats and caps.
201	EVAN-PICONE		19195/1990	7/26/1991	217481	REGISTERED	18
	18 - Briefcases, name card cases, handbags, purses, cans, boxes, sacks, straw sacks, wrappers for packing containers and bottles.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 90

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
200	EVAN-PICONE SPORT (STYLIZED)		2188/1991	8/18/1992	247304	REGISTERED	45

45 - Clothing, personal ornaments, artificial flowers. Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings. Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
	Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Evening dresses, overcoats, suits, jackets, blouses, sweaters, vests, pants, skirts, shorts, hats, scarves, stockings, socks, slips, undershirts and sleepwear.

196	EVAN-PICONE SPORT (STYLIZED)		1440/1991	6/24/1992	241646	REGISTERED	27
	27- Shoes, boots, slippers, shoe strings, umbrellas, canes and fans.
51	JONES & CO.	8/20/1996	96-36497	6/25/1998	406284	REGISTERED	25

25 - Clothing, personal ornaments, artificial flowers. Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings. Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
	Artificial Flower.
T30265KR00	JONES NEW YORK COLLECTION	12/29/2004	40200458770	10/13/2005	635037	REGISTERED	025

	025 - “rain coats”, “long coats”, “half-coats”, “dress coats”, and “topcoats”; “jeans, trousers”, and “slacks”; “evening dresses” and daytime dresses; “knit shirts”, “knit pants”, and sweaters
455	JONES NEW YORK	6/22/1992	5020037042	7/6/1993	268219	REGISTERED	25

25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.
Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
	Artificial Flower.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 91

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
49	JONES NEW YORK DRESS	8/20/1996	96-36496	6/25/1998	406283	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest). Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings. Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
	Artificial Flower.

T30181KR00	JONES NEW YORK SIGNATURE	1/8/2004	402004871	3/6/2006	653873	REGISTERED	25,3,9 14,18
	25 - footwear namely, shoes, boots, sandals, sneakers and slippers Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
	3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
	9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
	14 - watches and jewelry
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

50	JONES NEW YORK SPORT	8/20/1996	96-36495	6/25/1998	406282	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings. Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
	Artificial Flower.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 92

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued ...
53	JONES WEAR	8/20/1996	96-36498	6/25/1998	406285	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform.
Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.
Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Cloth-Made Accessories: handkerchief, towel, “bezagi”(packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters). Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
	Artificial Flower.

T30044KR00	JUDITH JACK	9/29/2001	40-2001-43444	6/17/2003	40-551301	REGISTERED	14,18,25
	14 - Wallets of precious metal, handbags of precious metal, jewel cases of precious metal, costume jewelry, cloisonne jewelry, marcasite jewelry, silver leafs, wrought silver articles, earrings, buckles of precious metal, belt ornaments of precious metal, pins of precious metal, necktie pins, necklaces, rings, anklets, ornamental pins, charms, tie clips, bracelets, stopwatches, movements for clocks and watches, clock dials, clock hands, watch springs, watch crystals, watch chains, watch cases, clockworks, electric clocks and watches, electronic clocks and watches, wrist watches, pocket watches, key holders, and cuff links.
	18 - Sponge leather, imitation leather cloth, imitation fur, polyurethane leather, key cases of leatherwear, name card cases, knapsacks, wallets not of precious meta, brief cases, check holders, credit card cases, traveling bags, opera bags, passport cases, school bags, handbags, boxes of leather, leather straps, umbrellas and umbrella cases.
	25 - Suspenders for clothing, and leather belts.
T30044KR01	JUDITH JACK	1/15/2003	70-2003-34	4/12/2004	551301	REGISTERED	14
	14 - Amulets Jewelry)
247389	Lion Head Design	6/16/2005	40-2005-27994	10/26/2006	683158	REGISTERED	14,25,26 18
	14 - Necklaces, earrings, necktie pins, medals, cuff buttons, bracelets, brooches Jewelry), rings, badges of precious metal, and buckles of precious metals
	25 - Ceremonial dresses, business suits, school uniforms, working clothes, trousers, evening dresses, suits, skirts, children’s dresses, overcoats, short coats, raincoats, mantles, jumpers, collars (attached to top border of coat), sweaters, cardigans, vests, sports shirts, white shirts, collars, cuffs, blouses, sports uniforms, polo shirts, undershirts, underpants, combinations, chemises, slips, petticoats, corsets, brassieres, swimsuits, swim caps, sleeping garments, pajamas, negligees, nightgowns, socks, stockings, winter gloves, mittens, mufflers, scarves, neckerchiefs, shawls, neckties, gaiters, aprons, sports stockings, bibs, tights, hats, night caps, crowns, hoods hemmed with fur, leather belts, suspenders for clothing, garters, shoulder belts and neckpieces
	26 – Brooches of non-precious metal (clothing accessories), badges of non-precious metal, buckles of non-precious metal (clothing accessories), insignia, ornamental ribbons, ornamental hairpins, hairpins, hair nets, pigtail ribbons, wigs, hair wicks, hair ribbons, lace (except for embroidered lace), buttons, press buttons, magic tape and slide fasteners
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

SPAIN
118980	A LINE ANNE KLEIN	3/30/1995	1957128	3/30/1995	1957128	REGISTERED	25
	25 - Clothing, footwear, headgear.
118438	ALBERT NIPON	9/23/1983	1047073	6/5/1984	1047073	REGISTERED	25
	25 - Clothing, footwear, and headgear.
118596	ANNE KLEIN (script)	12/3/1973	734603	12/3/1973	734603	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 93

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SPAIN continued . ..
260	EVAN-PICONE	7/25/1990	n/a	7/25/1990	1582239	REGISTERED	18
	18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases.
263	EVAN-PICONE	3/7/1983	1006137	3/7/1983	1006137	REGISTERED	25
	25 - Clothing, footwear, headgear.
464	JNY	8/24/1990	1586170	8/24/1990	1586170	REGISTERED	25
	25 - Women’s. apparel, namely vests, t-shirts, sweaters, shorts, shirts, skirts, jackets, pull-on pants and blouses
465	JONES NEW YORK	9/19/1990	1588854	9/19/1990	1588854	REGISTERED	25
	25 - Women’s. Junior Misses and Petites Clothing
T30044ES00	JUDITH JACK	10/10/2001	2429679	10/10/2002	2429679	REGISTERED	14
	14 - Jewelry and watches
T30044ES01	JUDITH JACK	10/10/2001	2429680	10/10/2002	2429680	REGISTERED	18
	18 - Handbags
T30044ES02	JUDITH JACK	10/10/2001	2429681	10/10/2002	2429681	REGISTERED	25
	25 - Belts
T30007ES00	NAPIER (Stylized)	11/15/1979	924487	6/6/1980	924487	REGISTERED	14
	14 - GOODS NOT LISTED.

SRI LANKA
360	JONES NEW YORK	6/16/1997	83631	5/8/2000	83631	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
359	JONES NEW YORK	6/16/1997	83632	6/16/2001	83632	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30162LK00	L.E.I.	9/9/1999	93984	4/16/2004	93984	REGISTERED	25
	25 - Apparel footwear and headgear
T30155LK00	L.E.I. Design	8/9/1999	93983	2/23/2009	93983	REGISTERED	25
	25 - Apparel footwear and headgear
T30154LK01	L.E.I. LIFE ENERGY INTELLIGENCE Design	4/19/1999	92481	4/19/1999	92481	REGISTERED	25
	25 - Apparel footwear and headgear
T30157LK00	LIFE ENERGY INTELLIGENCE	8/9/1999	93982	8/9/1999	93982	REGISTERED	25
	25 - Apparel footwear and headgear

SURINAME
T30007SR00	NAPIER (Stylized)	1/6/1993	13481	1/6/1993	13481	REGISTERED	14
	14 - JEWELRY

SWEDEN
266	EVAN-PICONE	8/7/1990	90-07238	3/27/1992	231924	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
268	EVAN-PICONE SPORT (STYLIZED)	2/5/1991	91-01062	7/31/1992	238376	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30124SE00	GLORIA VANDERBILT			6/18/1993	249757	REGISTERED	24
	24 - Home Furnishings

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 94

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SWEDEN continued ...
T30005SE00	RICHELIEU			7/28/1978	164239	REGISTERED	14
	14 - All goods in International Class 14.

SWITZERLAND
118430	ALBERT NIPON	3/11/1983	1514	3/11/1983	324241	REGISTERED	3
	3 - BLEACHING PREPARATIONS AND OTHER SUBSTANCES FOR LAUNDRY USE; CLEANING, POLISHING, SCOURING AND ABRASIVE PREPARATIONS, SOAPS; PERFUMERY, ESSENTIAL OILS, COSMETICS, HAIR LOTIONS, DENTIFRICES
118443	ALBERT NIPON	9/23/1983	5384/1983	9/23/1983	327933	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
118599	ANNE KLEIN	11/26/1973	N/A	11/26/1973	268438	REGISTERED	3,14,18 20,24,22 23,25,26 27
	3 - Washing and bleach; cleaning, polishing preparations, fat removing agents and sharpening preparations; soaps; perfume shops, essential oils, cosmetic products, shampoos; dentifrices; precious metals and their alloys, as well as objects thereof, and plated objects; jewelry, also of leather and imitation leather, as well as of wood, horn, bones, ivory, tortoiseshell, amber, mother of pearl and plastics; precious stones; clocks and other chronometric instruments; leather and leather imitations, as well as belts, handbags, note books, bags, cigarette holders, brief cases, purses, bank notes, cards and key cases, briefcases and cosmetic cases of leather and imitation leather, skins and furs; trunks and travelling bags, also of leather and imitation leather, umbrellas, parasols and walking sticks; whips, horse harnesses and saddlery; furniture of wood, pipe, wickerwork, plastics, leather and imitation leather, mirrors, frames; small figurines, image hoes works and decoration objects for home of wood, cork, reed, wickerwork, horn, bones, ivory,whalebone, tortoiseshell, amber, mother of pearl, meerschaum, celluloid and their substitutes or of plastics; fabrics; bed covers and table linen, textile products; clothing, including boots, shoes and slippers, also such of leather or imitation leather; carpets, mats, linoleum and other goods, as floor covering being used;
	14 -
	18 -
	20 -
	24 -
	22 -
	23 -
	25 -
	26 -
	27 -
118715	ANNE KLEIN & Lion Head Design	6/5/1990	4351/1990.1	6/5/1990	383.879	REGISTERED	25
	25 - Clothing, footwear, headgear for wear.
118866	ANNE KLEIN II (stylized)	6/7/1990	4352/1990.3	6/7/1990	383880	REGISTERED	25
	25 - Clothing, footwear, headgear for wear.
276	E.P.S. EVAN-PICONE SPORT with Design	1/4/1991	2104/1990.7	1/4/1991	382731	REGISTERED	25
	25 - Clothing, footwear, headgear.
274	EVAN-PICONE	7/12/1990	5294/1990.9	9/9/1991	383956	REGISTERED	18
	18 - handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs
273	EVAN-PICONE	9/30/1988	6862 Ren. 236	9/30/1988	366921	REGISTERED	25
	25 - Clothing, footwear, headgear.
277	EVAN-PICONE SPORT (STYLIZED)	1/4/1991	44/1991.1	1/4/1991	387276	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30185CH00	GLORIA VANDERBILT				390273	REGISTERED	24
	24 - Home Furnishings
466	JNY JONES NEW YORK &	9/11/1990	66401990	9/11/1990	385270	REGISTERED	25
	25 - Women’s apparel namely, vests, T-Shirts, Sweaters, Shorts, Shirts, Skirts, Jackets, Pull-On Pants, Blouses.
467	JONES NEW YORK	9/18/1990	688391990	9/18/1990	385933	REGISTERED	25
	25 - Women’s, Junior Misses, and Petites apparel

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 95

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SWITZERLAND continued ...
T30044CH00	JUDITH JACK	9/27/2001	9455/2001	9/27/2002	495133	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Handbags
	25 - Belts
168948	KASPER	5/7/2004	53009/2004	5/7/2004	522730	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery
	25 - Clothing, footwear, headgear
T30154CH00	L.E.I. LIFE ENERGY INTELLIGENCE Design	1/11/1999	462859	7/13/2009	462859	REGISTERED	25
	25 - Apparel footwear and headgear
T30157CH00	LIFE ENERGY INTELLIGENCE	7/21/1999	468891	1/25/2000	468891	REGISTERED	25
	25 - Apparel footwear and headgear
118600	Lion Head Design	8/24/1976	4086	8/24/1976	284896	REGISTERED	3,25
	3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps, perfumery, essential oils, cosmetics, shampoos, dentifrices.
	25 - Clothing, including boots, shoes, and slippers.
T30007CH00	NAPIER (Stylized)	12/29/1979	6594	12/28/1979	304285	REGISTERED	14
	14 - GOODS NOT LISTED.

TAIWAN
118969	A (underscored) LINE ANNE	4/1/1994	83025749	5/31/2007	662530	REGISTERED	25
	25 - Boots and shoes. (Local Class 41)
118985	A LINE ANNE KLEIN	4/9/1996	85015798	5/1/1997	760256	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, neckties, scarves and ascots, overalls, gloves, scarves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; hats and headbands; and footwear (including shoes, boots and slippers), except children’s footwear.
T30276TW02	AK ANNE KLEIN	10/26/2006	095053950	7/1/2007	1270156	REGISTERED	03,09
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
247184	AK ANNE KLEIN	6/9/2005	94027521	6/1/2006	1212352	REGISTERED	35
	35 - Advertising and publicity services; retailing services relating to clothing, footwear and headgear; goods made of leather and imitation leather including trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery; precious metals, diamonds pearls, jade, coral rock crystal carnelian, precious stones, necklaces, pins, bracelets, earrings, bangles, pendants, wrist chains, rings, neck chains, watches, watch bands, watch straps, clocks and table clocks, and parts and fittings for the aforesaid goods; scarf clips; online retail services in relation to the aforesaid goods; online shopping services; mail order services; online advertising and publicity
247183	AK ANNE KLEIN	6/9/2005	94027520	4/16/2006	1200130	REGISTERED	25
	25 - Clothing, boots, shoes, sneakers, athletic shoes, slippers, sandals and espadrilles, hats, caps, berets, and bandanas; belts, scarves, neckties, socks and stockings
247182	AK ANNE KLEIN	6/9/2005	94027519	3/16/2006	1200020	REGISTERED	18
	18 - Leather and imitations of leather; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
118384	ALBERT NIPON	10/15/1992	81051610	6/1/1993	599443	REGISTERED	3
	3 - Perfume and cologne. (Local Class 6)
118755	ANNE KLEIN	8/13/1993	82039728	3/16/1994	637173	REGISTERED	14
	14 - PRECIOUS METALS, DIAMONDS, PEARLS, JADE, CORAL, ROCK CRYSTAL, CARNELIAN, PRECIOUS STONES, NECKLACES, PINS, BRACELETS, EARRINGS, BANGLES, PENDANTS, WRIST CHAINS, RINGS, NECK CHAINS (Local class 56)

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 96

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
118654	ANNE KLEIN	4/27/1987	76(022085)	9/1/1988	411973	REGISTERED	25
	25 - CLOTHING (Local class 40)
118754	ANNE KLEIN	8/13/1993	82039737	3/1/1994	634914	REGISTERED	25
	25 - Shoes. (Local Class 41 )
118789	ANNE KLEIN	9/12/1996	85046033	9/16/1997	776798	REGISTERED	25
	25 - CLOTHING FOR MEN, WOMEN AND CHILDREN, NAMELY COATS, SUITS, JACKETS, PANTS, SHIRTS, BLOUSES, DRESSES, SWEATERS, BELTS, SKIRTS, CULOTIES, VESTS, SCARVES, MUFFLERS, SHAWLS, GLOVES, CAMISOLES, SWIMWEAR, HOSIERY (INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, CUT-AND- SEWN SPECIALTY TIGHTS OR STOCKINGS AND SOCKS), SHOES, SANDALS, BOOTS, SLIPPERS, HOODS, HATS, CAPS, BERETS AND COWLS
118801	ANNE KLEIN	7/31/1997	86039490	10/16/1998	822012	REGISTERED	14
	14 - Watches, watch bands, watch straps, clocks and table clocks, and parts and fittings for all the aforesaid goods, and scarf clips.
118753	ANNE KLEIN	8/13/1993	82039727	2/16/1994	632611	REGISTERED	25
	25 - HOSIERY (Local class 39)
118841	ANNE KLEIN	9/20/1993	82046799	7/1/1995	76607	REGISTERED	35
	35 - SERVICE IN IMPORT-EXPORT TRADING AND AGENT FOR QUOTATIONS, TENDERS AND SALES OF VARIOUS PRODUCTS FOR DOMESTIC AND FOREIGN MANUFACTURES
118758	ANNE KLEIN (CHINESE CHARACTERS - ENGLISH TRANSLATION ELEGANT COURT LADY	9/20/1993	82046798	7/1/1995	76657	REGISTERED	8
	8 - SERVICE IN IMPORT-EXPORT TRADING AND AGENT FOR QUOTATIONS, TENDERS AND SALES OF VARIOUS PRODUCTS FOR DOMESTIC AND FOREIGN MANUFACTURES
118463	ANNE KLEIN 2 Logo	7/19/2000	89041557	9/16/2001	961645	REGISTERED	25
	25 - Coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, gloves and mittens for clothing use, belts (clothing), sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.
118642	ANNE KLEIN II	7/31/1997	86039491	10/16/1998	821946	REGISTERED	14
	14 - WATCHES, WATCH BANDS, WATCH STRAPS, CLOCKS AND TABLE CLOCKS AND PARTS AND FITTINGS FOR ALL THE AFORESAID GOODS, AND SCARF CLIPS
118659	ANNE KLEIN II	11/18/1986	75/056079	6/16/1987	368262	REGISTERED	43
	43 - HATS AND CAPS
118658	ANNE KLEIN II	11/18/1986	75/056073	6/1/1987	367297	REGISTERED	62
	62 - PRECIOUS METALS, DIAMONDS, PEARLS, JADE, CORAL, ROCK CRYSTAL, CARNELIAN, PRECIOUS STONES, NECKLACES, PINS, BRACELETS, EARRINGS, BANGLES, PENDANTS, WRIST CHAINS, RINGS, NECK CHAINS
118657	ANNE KLEIN II	11/18/1986	75056076	6/1/1987	367007	REGISTERED	48
	48 - BOOTS AND SHOES
118660	ANNE KLEIN II	11/18/1986	75/056077	6/16/1987	368489	REGISTERED	25
	25 - HOSIERY AND PANTY HOSES (local class 47)
118923	ANNE KLEIN II	8/6/1996	85038720	1/1/1998	791364	REGISTERED	25
	25 - CLOTHING FOR MEN, WOMEN AND CHILDREN, NAMELY COATS, SUITS, JACKETS, PANTS, SHIRTS, BLOUSES, DRESSES, SWEATERS, BELTS, SKIRTS, CULOTTES, VESTS, SCARVES, MUFFLERS, SHAWLS, GLOVES, CAMISOLES, SWIMWEAR, HOSIERY (INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, BOOTS, SLIPPERS, HOODS, HATS, CAPS, BERETS, AND COWLS.
118661	ANNE KLEIN II	11/18/1986	75/056075	7/1/1987	369278	REGISTERED	18
	18 - HANDBAGS, TRAVELING BAGS, WALLETS, LEATHER BAGS, PURSES, LEATHER SACKS, POCKET WALLETS, KEY CASES, COSMETIC BAGS, SHOULDER BAGS

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 97

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
118656	ANNE KLEIN II	11/18/1986	75/056078	6/11/1987	366953	REGISTERED	25,28
	25 - GLOVES FOR CLOTHING USE AND PROTECTION AGAINST COLD;
	28 - GLOVES FOR SPORTING USE
118662	ANNE KLEIN II	11/18/1986	75/056072	6/15/1987	368568	REGISTERED	18
	18 - ALL KINDS OF UMBRELLAS (Local class 51)
118820	ANNE KLEIN II (ENGLISH AND CHINESE CHARACTERS)	8/4/1986	75/037946	3/11/1987	357845	REGISTERED	25
	25 - Clothing
T30276TW00	ANNE KLEIN NEWYORK	10/26/2006	095053948	8/1/2007	1273751	REGISTERED	03,09,14 18,25
	03 - Fragrances and Cosmetics
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
	14 - Jewelry and Watches
	18 - Handbags and small leather goods
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30107TW00	ERIKA	1/20/2004	93002857	10/1/2004	1121823	REGISTERED	25
	25 - blouses, shirts, pullovers, sweaters, pants, shorts, skirts, dresses, vests, Jackets, coats and shoes
T30108TW00	ERIKA COLLECTION	1/20/2004	93002858	10/1/2004	1121824	REGISTERED	25
	25 - blouses, shirts, pullovers, sweaters, pants, shorts, skirts, dresses, vests, jackets, coats and shoes
67	EVAN-PICONE	11/18/1982	37341/71	5/16/1983	211653	REGISTERED	44
	44 - Clothes and articles of clothing not included in other classes and other commodities properly belonging to this class
62	EVAN-PICONE	11/18/1982	37340/71	5/16/1983	211760	REGISTERED	48
	48 - Boots, shoes. and other commodities properly belonging to this class
65	EVAN-PICONE	7/16/1990	79-30890	4/1/1991	518930	REGISTERED	43
	43 - Luggage, bags, handbags, purses, suitcases, briefcases, camera bags, pocket wallets, School bags, big hand bags, sport bags, camp bags, beach bags, traveling bags, make-up bags, brief bags and key bags
64	EVAN-PICONE	12/7/1981	40777/70	7/1/1982	182270	REGISTERED	6
	6 - Cosmetics, perfumes, covering emulsions, lotions, creams, moisturizers, toners, nail enamels, nail hardener, base coat, top coat, cuticle creams, cuticle remover, nail enamel remover, lip gloss, lipstick, lipstick brushes, lip color pencils, eye shadow, eye creams, mascara, mascara remover, eye liner, eye-brow pencils, theatrical make-up, liquid make-up, pressed powder compacts, talcum powder, shaving foam, after shave lotions, moisturizers, hair preparations, perfumed bath oils, bath powders, and other commodities properly belonging in
56	EVAN-PICONE	8/21/2002	91035901	5/6/2003	1043009	REGISTERED	05
	05 - Deodorants not for personal use, medicated hair tonics and fragrance preparations
63	EVAN-PICONE	8/21/2002	91035902	11/16/2003	1064806	REGISTERED	03
	03 - Fragrances sprays for human bodies soaps, creams, lotions and creams, moisturizers, sun tanning lotions and shampoos for human bodies; cosmetic products, namely, face and body powders, foundation, lipstick, lip pencils, blush, eyeshadow, eyecream, eyeliner, mascara and eyebrow pencils.
60	EVAN-PICONE	8/21/2002	91035900	6/1/2003	1045660	REGISTERED	14
	14 - Precious metals, diamonds, jade, corral, crystals, agates, jewels, minerals not included in other classes, articles and imitations thereof covering bracelets, rings and necklaces and other commodities properly belonging in this class.
T30124TW00	GLO	11/10/2004	93052000	9/1/2005	1171309	REGISTERED	25
	25 - socks, hosiery, panty hoses and stockings
T30200TW00	JEANSTAR	11/2/2004	93050591	8/1/2005	1166823	REGISTERED	025
	025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras
382	JONES NEW YORK	6/13/1997	86029496	1/16/1999	835883	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 98

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
T00103TW04	JONES NEW YORK	12/4/2006	95060528	10/1/2007	1282247	REGISTERED	25
	25 - clothing; skirts; suits; trousers; shirts; dresses; outer clothing; sweaters; business suit; outer clothing for sports; vests; jackets; underwear; scarves; head kerchief; mantillas; neckties; bow ties; hosiery; boots; shoes
T30203TW00	JONES NEW YORK	12/28/2004	93059971	9/16/2006	01228814	REGISTERED	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts“J
T30181TW00	JONES NEW YORK SIGNATURE	12/12/2003	92071642	11/16/2004	1128390	REGISTERED	03,09,14 18,25
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
	14 - watches and jewelry
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
	25 - Apparel and footwear
T30044TW00	JUDITH JACK	9/27/2001	90039779	6/16/2002	1002279	REGISTERED	14
	14 - Watches and jewelry
T30044TW01	JUDITH JACK	9/26/2001	90039780	11/16/2002	1023455	REGISTERED	18
	18 - Handbags
T30044TW02	JUDITH JACK	9/26/2001	90039781	11/1/2002	1021158	REGISTERED	25
	25 - Belts (clothing)
T30110TW00	JUDITH JACK in Chinese
	Characters	11/28/2001	90048516	8/1/2002	1009598	REGISTERED	14
	14 - Watches and Jewelry
T30110TW01	Judith Jack in Chinese Characters	11/28/2001	90048517	1/3/2003	1035191	REGISTERED	18
	18 - Handbags
T30110TW02	Judith Jack in Chinese Characters	11/28/2001	90048518	11/16/2002	1023858	REGISTERED	25
	25 - Belts (clothing).
T30162TW00	LEI.	7/23/1999	88036128	7/31/2002	1011987	REGISTERED	25
	25 - Apparel footwear and headgear
T30155TW00	LEI. Design	7/23/1999	88036129	9/16/2002	1011988	REGISTERED	25
	25 - Apparel footwear and headgear
T30154TW02	LEI. LIFE ENERGY INTELLIGENCE Design	1/18/1999	88001890	8/1/2002	1009918	REGISTERED	25
	25 - Apparel footwear and headgear
T30157TW00	LIFE ENERGY INTELLIGENCE	7/23/1999	88036127	8/16/2002	1011986	REGISTERED	25
	25 - Apparel footwear and headgear
118663	Lion Head Design	1/10/1987	76/001140	11/15/1987	382726	REGISTERED	25
	25 - ALL KINDS OF CLOTHING (Local class 44)
T30171TW00	NAPIER (Stylized)			11/16/1994	660772	REGISTERED	056
	056 - Jewelry made of precious and semi-precious materials, precious metals, diamonds brooch, ring, necklace, bracelet, and earring.
T00168TW00	PICONE	3/20/2002	91006454	3/1/2003	1035491	REGISTERED	25
	25 - Dresses, suits, shorts, blouses, shirts, pants, skirts, coats, shoes, boots, slippers, gloves for clothing/warming, hats, hosiery, swim-suits, nightgowns, pajamas, bras, and panties.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 99

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
576	X-AM			10/16/1994	658687	REGISTERED	25
	25 - Clothing, footwear, headgear.

THAILAND
118981	A LINE ANNE KLEIN	6/12/1995	287268	6/12/1995	287268/TM87774	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, ascots and ties, overalls, gloves, scarves, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, leotards, swimwear, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, bodysuits, stoles; boots, shoes, athletic footwear, slippers, except footwear for children; caps, hats and
247187	AK ANNE KLEIN	6/9/2005	593000	10/10/2006	31461	REGISTERED	35
	35 - Advertising and publicity services; Bringing together various kinds of goods to conveniently view and purchase for buyers; on-line services relating to advertising and publicity; providing business information through the internet
247186	AK ANNE KLEIN	6/9/2005	592999	8/29/2006	247378	REGISTERED	25
	25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants (except underpants and sports pants), jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, ascots and ties, overalls, gloves, scarves, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, leotards, swimwear, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, bodysuits, stoles; boots, shoes including sport shoes, slippers;
247185	AK ANNE KLEIN	6/9/2005	592998	3/21/2007	258103	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30354TH03	AK ANNE KLEIN	10/7/2006	644124	10/6/2006	TM271681	REGISTERED	03
	03 - Fragrances and Cosmetics
T30354TH05	AK ANNE KLEIN	10/10/2006	644126	11/6/2006	644126	REGISTERED	14
	14 - Jewelry and Watches
124240	ALBERT NIPON	4/17/2003	516056	4/17/2003	516056/TM205256	REGISTERED	3
	3 - Perfumery, eau de cologne, essential oils, soaps, bath salts, skin creams, preparations (cosmetics) for skin care, eyebrow pencils, false eyelashes, eye shadows, eye pencils, lipsticks, rouge, face powders, mascara, lip pencils, nail polish, pomades, preparations (cosmetics) for hair care, hair shampoos, hair conditioners, talcum powder, sunscreen preparations (cosmetics), and toothpaste.
118785	ANNE KLEIN	11/24/1994	276395	11/24/1994	276395/SM3828	REGISTERED	35
	35 - Retail store services
118756	ANNE KLEIN	12/16/1993	257449	12/16/1993	257449/TM21892	REGISTERED	18
	18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key fobs and handbags.
118745	ANNE KLEIN	7/19/1993	248666	7/19/1993	248666/TM18324	REGISTERED	14
	14 - Earrings, bracelets, pendants, pins, necklaces, neck chains, scarf clips, barrettes, pony tail holders, jewelry headbands, chain belts, key rings, dress bracelet watches, sport bracelet watches, bangle bracelet watches, pendant (i.e. necklace) watches with chains; leather watchbands, and leather straps.
118701	ANNE KLEIN & Lion Head Design	7/18/1990	204618	7/18/1990	425460/TM137252	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, gloves, shawls, scarves, mufflers, swimwear and hosiery, including stockings, pantyhose, knee-high and thigh-high stockings, cut and sewn specialty tights (or stockings) and socks, hats, caps, berets, hoods, cowls, and earmuffs, shoes, boots, sandals, slippers, galoshes, sneakers and sport shoes.
118821	ANNE KLEIN II	9/3/1987	168820	9/3/1987	341801/TM63619	REGISTERED	25
	25 - Coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts (for clothing), skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, stockings, pantyhose, knee high and thigh high stockings, cut and sewn specialty tights or stockings and socks, hoods and knitted headwear, shoes (excluding sport shoes), loafers, espadrilles, pumps, slingbacks, thongs, clogs, sandals, boots and slippers.
T30276THOO	ANNE KLEIN NEW YORK	10/7/2006	644129	10/6/2006	TM271680	REGISTERED	03
	03 - Fragrances and Cosmetics

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THAILAND continued ...
T30276TH02	ANNE KLEIN NEW YORK	10/7/2006	644131	1/8/2008	274198	REGISTERED	14
	14 - Jewelry and Watches
T30276TH03	ANNE KLEIN NEW YORK	10/7/2006	644132	10/24/2007	644132	REGISTERED	18
	18 - Handbags and small leather goods
T30276TH04	ANNE KLEIN NEW YORK	10/7/2006	644133	11/6/2006	644133	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30107TH00	ERIKA	1/31/2005	580249	1/30/2005	Kor253231	REGISTERED	25
	25 - “upper outer garments (not being inner or sports garments), inner upper garments, pants (not being inner sports pants), sport upper garments, inner pants, sport pants, underwear, sleepwear, dresses, suits, skirts, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes (not being sport shoes), sports shoes, hats, headbands and belts”.
279	EVAN-PICONE	7/16/1990	423525	7/16/1990	Kor118608	REGISTERED	37
	37 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
280	EVAN-PICONE	10/13/1981	120435	10/13/1981	46712	REGISTERED	38
	38 - Clothing, footwear, headgear.
278	EVAN-PICONE	7/16/1990	423526	7/16/1990	Kor118607	REGISTERED	50
	50 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30045TH00	JJ and DEVICE	11/9/1988	373337	11/9/1988	Kor 897545	REGISTERED	14
	14 - GOLD AND SILVER JEWELRY
402	JONES NEW YORK	7/24/1997	339468	7/24/1999	Kor84692	REGISTERED	25
	25 - skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, socks, tights, pantyhose, nylon stockings, shoes, boots, sandals, slippers, slacks, pants, (except for sport pants), sport coats, ties, shawls.
383	JONES NEW YORK	7/24/1997	339467	7/24/1999	Kor 84691	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30203TH00	JONES NEW YORK	12/28/2004	577433	12/28/2004	Kor226096	REGISTERED	025
	025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; I/knit shirts, knit skirts”./
T30181TH00	JONES NEW YORK SIGNATURE	1/9/2004	541155	1/8/2004	Kor210792	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
T30181TH01	JONES NEW YORK SIGNATURE	1/9/2004	541156	11/17/2004	Kor205642	REGISTERED	09
	09 - eye wear
T30181TH02	JONES NEW YORK SIGNATURE	1/9/2004	511157	1/10/2005	Kor207816	REGISTERED	14
	14 - watches and jewelry
T30181TH03	JONES NEW YORK SIGNATURE	1/912004	541159	1/9/2004	Kor214180	REGISTERED	18
	18 - handbags and leather straps
T30181TH04	JONES NEW YORK SIGNATURE	1/9/2004	541160	1/9/2004	Kor2124336	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
T30046TH00	JUDITH JACK THAILAND AND JJ AND DESIGN	7/20/1994	268946	7/20/1994	Kor36217	REGISTERED	14
	14 - RINGS, BROOCHES, EARRINGS, NECKLACES, BRACELETS, PENDANTS MADE OF GOLD, SILVER AND PLATINUM AND TRINKETS OF JEWELRY.
T30162TH00	L.E.I.	9/1/1999	Kor11949	9/1/1999	Kor11949	REGISTERED	25
	25 - Apparel footwear and headgear

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THAILAND continued ...
T30155TH00	L.E.I. Design	2/23/1999	na	2/23/1999	Kor122039	REGISTERED	25
	25 - Apparel footwear and headgear
T30154TH07	L.E.I. LIFE ENERGY	5/10/2001	na	5/10/2001	Kor133870	REGISTERED	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear
118757	Lion Head Design	7/19/1993	248667	7/19/1993	248667/TM19067	REGISTERED	14
	14 - Earrings, bracelets, pendants, pins, necklaces, neck chains, scarf clips, barrettes, pony tail holders, jewelry headbands, chain belts, key rings, dress bracelet watches, sport bracelet watches, bangle bracelet watches, pendant (i.e. necklace) watches with chains; leather watchbands, and leather straps.
118746	Lion Head Design	12/16/1993	257450	12/16/1993	257450/TM20132	REGISTERED	18
	18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key fobs and handbags.
T30005TH00	NAPIER	12/3/1987	347235	9/1/1988	Kor66244	REGISTERED	14
	14 - JEWELRY MADE OF GOLD, JEWELRY MADE OF SILVER, JEWELRY MADE OF PLATINUM, PERSONAL ORNAMENTS MADE OF JEWELRY, TRINKETS, SEMI-PRECIOUS STONES, BRACELETS, EARRINGS, RINGS MADE OF PRECIOUS METAL, PASTE DIAMONDS, PERSONAL ORNAMENTS IMITATED OF [PRECIOUS METAL, PERSONAL ORNAMENTS IMITATE OF JEWELRY MADE OF GOLD, AND PERSONAL ORNAMENTS MADE OF GOLD AND SILVER PLATED.

TRINIDAD & TOBAGO
T30276TT00	AK ANNE KLEIN	11/30/2006	38026	11/30/2006	38026	REGISTERED	3,9,14 18,25
	3 -
	9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
14 -
18 -
25 -

TURKEY
118974	A LINE & DESIGN	12/26/1994	45547/94	12/26/1994	158184	REGISTERED	14,18,25
	14 - Jewelry and all types and kinds of watches and clocks.
	18 - Pocketbooks; cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.
	25 - Clothing, especially coats, raincoats, suits, skirts, jackets, cardigans, bomber jackets, baseball jackets, parkas, blazers, trousers, shirts, T-shirts, jeans, overalls, dresses, camisoles, blouses, sweaters, belts-hangers, gloves, scarves, foulards, neckwear, shawls, swimwear (swimsuits, sports, towel clothing, bonnets, sea shoes), knit leggings (gaiters), socks and stockings (short, long, normal socks and pantyhose), tights, shoes, boots, high-boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.
T30276TR00	AK ANNE KLEIN	8/21/2006	040431	8/21/2006	040431	REGISTERED	18,25,35
	18 - Leather goods
	25 - Clothing, footwear
	35 - Advertising and business services
118743	ANNE KLEIN	5/10/1993	38615/93	5/10/1993	143371	REGISTERED	14,18,25 16
	14 - Jewelry and all types and kinds of watches and clocks.
	18 - Cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.
	25 - Clothing, especially coats, suits, jackets, trousers, shirts, dresses, blouses, sweaters, belts, gloves, scarves, foulards, mufflers, shawls, swimwear (swimsuits, shorts, towel clothing, bonnets, seawear), socks and stockings (short, long, normal socks and pantyhose), tights, footwear, boots, high boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.
	16 - Pocketbooks.

Owner Trademark Report by Mark								Printed:517/2009	Page 102

REFERENCE		MARK		FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TURKEY continued ...
118863			ANNE KLEIN" (stylized)	8/10/1990	51601/90	8/10/1990	123951	REGISTERED	3,9,14
									18,25
	3 - Perfumed or odorless and/or colored or uncolored soaps; cosmetics (creams, emulsions, lotions, gels and oils, face masks, make-up powders for bath and hygienic purposes), deodorant soaps, bath and shower preparations (salts, foams, oils, gels), depilatories, deodorizers and antiperspirants, hair care preparations (waving, straightening, fixing, cleaning), hair creams and balsams, hair sprays, brilliants (forming and protecting), shaving creams and foams, lotions, face and eyes make-up and cleansing preparations thereof, lipsticks, preparations for nail care and embellishment (nail polish and similar and polish removers), external personal hygienic preparations, sunbath preparations, suntan preparations, preparations against skin wrinkles, dentifrices and toothpastes and tablets and liquids cleaning for tooth prosthesis; perfumery (essential oils, eau de colognes, lotions, eau de toilettes, eau de colognes sprays), body creams.
	9 - Sunglasses, ophthalmic eyeglass frames, ophthalmic sunglass frames and their glass.
	14 - Jewelry (made of precious metals or their coated or precious stones therewith (diamond, ruby, pearl, emerald, brilliant, agate, garnet, sapphire), earring, ring, bracelet, watch chains, watch bracelets, watch holders, brooch, clasp, pendant, chain, necklace, buckles, name tag, medallions.
	18 - Wallets, portfolio, purses, billfolds, checkbook clutches, key cases, cosmetic bags, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key chains, key fobs, brief cases, handbags made from leather or imitations of leather.
	25 - Clothing, particularly suits, jackets, trousers, skirts, culottes, dresses, tailleurs, vests, shirts, undershirts, combinations, blouses, T-shirts, sweaters, belts, hangers, gloves, scarves, foulards, mufflers, shawls, hoods, pocket squares, swimwear, towels, towel dresses, bonnets, beach shoes, socks and hats, caps, sun-visors.
T30276TR01			ANNE KLEIN NEW YORK	1/18/2006	2007001527	1/18/2007	2007001527	REGISTERED	18,25,35
									3,9
	18 - Leather goods
	25 - Clothing, footwear
	35 - Advertising and business services
	3-
	9-
284			EVAN-PICONE	11/9/1981	101556	11/9/1981	133760	REGISTERED	25
	25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses
365			JONES NEW YORK	9/5/1997	9713202	9/5/1997	97013202	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	Clothing, footwear, headgear. 25 -
T00103TR01			JONES NEW YORK	7/23/2004	23104	7/23/2004	23104	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30162TR00			L.E.I.	8/3/1999	na	8/3/1999	1999012678	REGISTERED	25
	25 - Apparel footwear and headgear
T30154TR02			L.E.I. LIFE ENERGY	2/2/1999	na	2/2/1999	205990	REGISTERED	25
			INTELLIGENCE Design
	25 - Apparel footwear and headgear
T30162TR01			L.E.I. Design	8/3/1999	na	8/3/1999	1999012679	REGISTERED	25
	25 - Apparel footwear and headgear
T30157TR00			LIFE ENERGY INTELLIGENCE	8/3/1999	na	8/3/1999	1999012677	REGISTERED	25
	25 - Apparel footwear and headgear
118	744		Lion Head Design	5/10/1993	38616/93	5/10/1993	143372	REGISTERED	14,18,25 16
	14 - Jewelry and all types and kinds of watches and clocks.
	18 - Cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.
	25 - Clothing, especially coats, suits, jackets, trousers, shirts, dresses, blouses, sweaters, belts, gloves, scarves, foulards, mufflers, shawls, swimwear (swimsuits, shorts, towel clothing, bonnets, seawear), socks and stockings (short, long, normal socks and pantyhose), tights, footwear, boots, high boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.
	16 - Pocketbooks.
TURKS & CAICOS

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TURKS & CA/COS continued ...
T30044TC00	JUDITH JACK	1/3/2002	12666	1/3/2002	12666	REGISTERED	14
	14 - All goods listed in class to include watches and jewelry
T30044TC01	JUDITH JACK	1/3/2002	12667	1/3/2002	12667	REGISTERED	18
	18 - All goods listed in Class 18 to include “Handbags”.
T30044TC02	JUDITH JACK	1/3/2002	12668	1/3/2002	12668	REGISTERED	25
	25 - All goods listed in Class to include “belts”.
UKRAINE
118768	ANNE KLEIN	1/28/1994	94010395IT	1/28/1994	11549	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30162UA00	L.E.I.	7/22/1999	na	7/22/1999	26377	REGISTERED	25
	25 - Apparel footwear and headgear
T30154UA00	L.E.I. LIFE ENERGY	7/15/1999	99072485	10/15/2002	27359	REGISTERED	25
	INTELLIGENCE Design
	25 - Apparel footwear and headgear
T30162UA01	L.E.I. Design	7/22/1999	na	7/22/1999	26375	REGISTERED	25
	25 - Apparel footwear and headgear
T30157UA00	LIFE ENERGY INTELLIGENCE	7/22/1999	na	7/22/1999	26376	REGISTERED	25
	25 - Apparel footwear and headgear
UNITED ARAB EMR
247188	AK ANNE KLEIN	6/21/2005	70605	3/19/2006	58869	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks
T30354AE03	AK ANNE KLEIN	10/30/2006	86810	4/7/2008	87268	REGISTERED	3
3-
T30354AE04	AK ANNE KLEIN	10/30/2006	86811	3/2/2008	86660	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30354AE05	AK ANNE KLEIN	10/30/2006	86812	3/2/2008	86658	REGISTERED	14
	14 - Jewelry and Watches
118804	ANNE KLEIN	6/29/1998	27405	5/9/1999	22126	REGISTERED	25
	25 - Coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, cardigans, belts, gloves, ties, leggings, scarves, ear muffs, shawls, dressing gowns, bathing suits, hosiery (including stockings, pant legs, knee-highs, tights & socks), shoes, sandals, boots, slippers, head gear, hats, caps, and berets.
118805	ANNE KLEIN	6/29/1998	27406	5/9/1999	22128	REGISTERED	35
	35 - Retail store services.
T30276AE00	ANNE KLEIN NEW YORK	10/30/2006	86813	3/3/2008	86672	REGISTERED	03
	03 - Fragrances and Cosmetics
T30276AE01	ANNE KLEIN NEW YORK	10/30/2006	86815	3/2/2008	86664	REGISTERED	09
	09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.
T30276AE02	ANNE KLEIN NEW YORK	10/30/2006	86817	3/2/2008	8655	REGISTERED	14
	14 - Jewelry and Watches
T30276AE03	ANNE KLEIN NEW YORK	10/30/2006	86819	1/26/2009	92898	REGISTERED	18
	18 - Handbags, small leather goods, namely wallets, coin purses and key cases

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED ARAB EMR continued ...
T30276AE04	ANNE KLEIN NEW YORK	10/30/2006	86820	3/2/2008	89637	REGISTERED	25
	25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.
T30044AE00	JUDITH JACK	1/21/2002	45893	1/21/2002	36854	REGISTERED	14
	14 - Jewelry and watches
T30044AE01	JUDITH JACK	1/21/2002	45895	1/21/2002	36853	REGISTERED	25
	25 - Belts
T30114AE00	JUDITH JACK	1/21/2001	45894	1/21/200	36852	REGISTERED	18
	18 - Handbags
UNITED KINGDOM
118946	A (underscored) LINE ANNE	3/6/1991	1457768	2/12/1993	B1457768	REGISTERED	18
	18 - Articles made from leather; trunks, suitcases, bags, umbrellas, parasols, walking sticks and whips; all included in Class 18.
118944	A (underscored) LINE ANNE KLEIN (Design)	3/6/1991	1457769	2/12/1993	B1457769	REGISTERED	25
	25 - Articles of clothing; headwear; footwear; all included in Class 25; but not including children’s footwear.
118945	A (underscored) LINE ANNE KLEIN (Design)	3/6/1991	1457767	9/3/1993	B1457767	REGISTERED	14
	14 - Articles made of precious metals or their alloys or coated therewith; jewelry; horological and chronometric instruments; all included in Class 14.
118381	ALBERT NIPON	2/11/1982	1169623	2/11/1982	1169623	REGISTERED	25
	25 - Articles of clothing for women and girls.
118378	ALBERT NIPON	1/31/1984	1211891	1/31/1984	1211891	REGISTERED	20
	20 - Bags and covers, all included in Class 20 for covering cloths.
118385	ALBERT NIPON	1/5/1984	1210215	1/5/1984	1210215	REGISTERED	16
	16 - Paper patterns for making dresses.
118387	ALBERT NIPON	3/1/1983	1191328	3/1/1983	1191328	REGISTERED	18
	18 - Articles of luggage, suitcases, tote bags, portfolios (not being stationery) and attache cases.
118416	ALBERT NIPON	12/8/1981	1166082	12/8/1981	1166082	REGISTERED	3
	3 - Perfumes, eau de cologne, non-medicated toilet preparations; toilet articles included in Class 3.
118388	ALBERT NIPON SUITS	1/19/1990	1411242	1/19/1990	1411242	REGISTERED	25
	25 - Women’s suits, shirts, blouses, skirts, pants and jackets, all included in Class 25.
118707	ANNE KLEIN & Lion Head Design	6/5/1990	1428033	3/6/1992	B1428033	REGISTERED	25
	25 - Articles of clothing included in Class 25 for women and girls.
118601	ANNE KLEIN (Script — Diagonal)	11/21/1973	1021108	11/21/1973	1021108	REGISTERED	3
	3 - Bleaching preparations included in Class 3, and substances for laundry use; soaps; perfumes and perfumed non-medicated toilet preparations, essential oils; cosmetics; hair lotions, and dentifrices.
118603	ANNE KLEIN (Script — Diagonal)	11/21/1973	1021110	11/21/1973	1021110	REGISTERED	18
	18 - Articles included in Class 18 made from leather; trunks, suitcases, bags included in Class 18, umbrellas, parasols, walking sticks and
118602	ANNE KLEIN (Script-Diagonal)	11/21/1973	1021109	11/21/1973	1021109	REGISTERED	14
	14 - Articles of precious metals or their alloys or coated therewith; jewelry; horological and chronometric instruments.
118610	ANNE KLEIN (Script — Horizontal)	10/27/1978	1103696	10/27/1978	1103696	REGISTERED	24
	24 - Textile piece goods, bed sheets, pillow-cases, bed blankets; towels, tablecloths curtains and wall hangings, all of textile materials; bedspreads.
118611	ANNE KLEIN (Script — Horizontal)	10/27/1978	1103697	10/27/1978	1103697	REGISTERED	25
	25 - Articles of clothing for women and girls.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 105

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED KINGDOM continued...
118609	ANNE KLEIN (Script-Horizontal) With Lion Head Design Below	12/17/1977	1088346	12/17/1977	1088346	REGISTERED	25
	25 - Articles of clothing for women and girls.
118919	ANNE KLEIN II (BLOCK AND STYLIZED SERIES - UK)	8/23/1996	2108364	4/4/1997	2108364	REGISTERED	18
	18 - Goods made of leather and of imitation leather, bags, handbags, purses, coin purses, coin/key purses, wallets, travelling bags, suitcases, hold alls, rucksacks, backpacks, briefcases, belts, umbrellas; articles of luggage; attache cases, shoulder bags, billfolds and pocket wallets; cases for credit cards and for passports; cheque book covers; key cases; cheque book holders, cheque book clutches, key fobs, money belts, carry-all clutches and secretaries, school bags and satchels; tote bags, game bags and hip bags, bags for campers and for climbers; cosmetic bags and pouches; knapsacks, haversacks; lunch bags; sports bags, purses, beach bags, gym bags; carry-ails.
118822	ANNE KLEIN II (stylized)	1/28/1988	1333369	1/28/1988	1333369	REGISTERED	25
	25 - Articles of clothing included in Class 25 for women and girls.
580	CODE BLEU	12/8/1994	n/a		2004924	REGISTERED	25
	25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing, garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats, slips ,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards, leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,
T30016GB00	ENCORE	3/21/1986	1263120	3/21/1986	1263120	REGISTERED	14
	14 - Jewelry
T30107GB00	ERIKA	5/24/2002	2301390	5/24/2003	2301390A	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.
	25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.
T30108GB00	ERIKA COLLECTION	5/24/2002	2301390	5/24/2003	2301390B	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.
	25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.
T30107GB02	ERIKA DRESSES	5/24/2002	2301390	5/24/2003	2301390D	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.
	25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.
T30107GB03	ERIKA SPORT	5/24/2002	2301390	5/24/2003	2301390C	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.
	25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.
503	EVAN-PICONE		N/A	9/5/1968	B930527	REGISTERED	25
	25 - Articles of sportswear and leisurewear; all included in Class 25.
135	EVAN-PICONE	7/2/1990	1430027	7/2/1990	1430027	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 106

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED KINGDOM continued ...
136	EVAN-PICONE SPORT (STYLIZED)	3/5/1991	1457438	3/5/1991	1457438	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30124GB00	GLORIA VANDERBILT		1453747	1/1/1998	1453747	REGISTERED	24,21,20
							27
	24 - Bed sheets, duvet covers, pillow cases and shams, bedspreads, coverlets, curtains, quilts, placemats, table napkins, towels, oven gloves and chair pads; household and bed linen; bedroom textile fabrics, curtains, wall hangings, handkerchiefs; travelling rugs; all included
	21 - Porcelain spice jars and racks therefor; wine glasses; household and kitchen utensils and containers; porcelain moulds; candlesticks; parts and fittings for all the aforesaid goods; brushes and combs, and cases therefor; flower and plant pots and holders; figurines and statuettes; all included in Class 21.
	20 - Wood planters; boxes, cases and decorative boxes; baskets, trays, furniture, mirrors and picture frames; parts and fittings for all the aforesaid goods; wall plaques; works of art, figurines and statuettes; all included in Class 20.
	27 - Wall hangings and wall paper; carpets and rugs; all included in Class 27.
T30044GB01	JUDITH JACK	9/27/2001	2281725	9/27/2001	2281725	REGISTERED	14,18,25
	14 - jewelry and watches
	18 - Handbags
	25 - Belts
118394	KASPER	2/24/1998	2159060	2/24/1998	2159060	REGISTERED	25
	25 - Articles of clothing; sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.
118679	Lion Head Design	1/20/1989	1370718	2/15/1991	1370718	REGISTERED	14
	14 - Jewelry, imitation jewelry; precious and semi-precious stones; imitation or synthetic precious stones; articles of precious metals or their alloys or coated therewith; horological and chronometric instruments, all included in Class 14; but not including any such goods being in the Form of or bearing representations of felidae.
118607	Lion Head Design	7/27/1976	1066302	7/27/1976	1066302	REGISTERED	25
	25 - Articles of clothing for women, girls and boys.
T30085GB00	MAGGIE MCNAUGHTON	8/10/1994	1581367		1581367	REGISTERED	25
	25 - WOMEN’S CLOTHING
T30005GB00	NAPIER	8/9/1988	1354253	8/9/1988	1354253	REGISTERED	14
	14 – GOODS NOT LISTED.
T30005GB01	NAPIER	4/24/1991	1462057	10/2/1992	1462057	REGISTERED	14
	14 – GOODS NOT LISTED.
T30005GB02	NAPIER	1/12/1998	2155331	1/12/1998	2155331	REGISTERED	14
	14 – Jewelry made of precious and semi-precious materials.
T30008GB01	NOW YOU’RE DRESSED	7/21/1998	2172691	7/21/1998	2172691	REGISTERED	14
	14 – GOODS NOT LISTED.
133	PICONE SPORT	5/4/1993	1534600	11/6/1998	1534600	REGISTERED	N/A
	N/A - Articles of clothing for women, footwear and headgear; but not including women’s bikinis, swimsu its, beachwear or beach cover-ups
T30005GB03	RICHELIEU	12/6/1984	1231657	12/6/1984	1231657	REGISTERED	14
	14 - JEWELRY

URUGUAY
118699	ANNE KLEIN	1/12/1990	234905	4/27/1993	345588	REGISTERED	3
	3 - All goods in Class 3.
118700	ANNE KLEIN & Lion Head Design	1/12/1990	234906	4/27/1993	345587	REGISTERED	14,25
	14 - All goods in Class 14.
	25 - All goods in Class 25.
304	EVAN-PICONE	8/10/1990	330050	5/27/1991	330050	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 107

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
URUGUAY continued ...
303	EVAN-PICONE	8/1/1984	270574	8/1/1984	178665	REGISTERED	25
	25 - Clothing, footwear, headgear.
468	JONES NEW YORK	8/23/1994	272091	11/1/1996	272091	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00103UY01	JONES NEW YORK	2/20/2006	368705	1/26/2007	368.705	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30154UY00	L.E.I. LIFE ENERGY INTELLIGENCE Design	9/17/1999	na	9/17/1999	309714	REGISTERED	25
	25 - Apparel footwear and headgear
T30157UY00	LIFE ENERGY INTELLIGENCE	3/24/2000	na	3/24/2000	314598	REGISTERED	25
	25 - Apparel footwear and headgear
T30007UY00	NAPIER (Stylized)	10/10/1993	261543	10/10/1993	261543	REGISTERED	14
	14 - GOODS NOT LISTED.

VENEZUELA
118991	A LINE ANNE KLEIN	10/21/1996	17598/96	10/31/1997	201857-P	REGISTERED	25
	25 - Clothing, headgear and footwear, namely jackets, coats, parkas, raincoats, blazers, blouses, shorts, dresses, suits, trousers, pants, jeans, shorts, T-shirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, scarves, ascots, overalls, pantyhose, tights, socks, leggings, swimwear, footwear (including shoes, boots, slippers, and athletic footwear) except children’s footwear, hats, caps, besets, and
T30365VE00	ALBERT NIPON			6/1/1988	133508	REGISTERED	03
	03 - Perfumery, especially perfumes, colognes and products for the dressing table
118694	ANNE KLEIN	1/15/1986	384-86	1/28/1988	132895-F	REGISTERED	3
	3 - Cologne for women and men, skincare products, cosmetic products, beauty care products and personal care products.
118613	ANNE KLEIN & Lion Head Design	5/18/1978	3006	1/25/1981	96837-F	REGISTERED	25
	25 - Clothing, headgear, and footwear
228	EVAN-PICONE	11/5/1980	8391	3/2/1984	107657	REGISTERED	21
	21 - Fragrance decanters.
227	EVAN-PICONE	4/30/1984	3516	5/16/1986	123508-F	REGISTERED	39
	39 - Articles of clothing, hats and shoes.
231	EVAN-PICONE		22274-90	3/2/1984	107655	REGISTERED	03
	03 - Fragrance and Cosmetics
223	EVAN-PICONE	11/5/1980	8390	3/2/1984	107656	REGISTERED	14
	14 - Articles of jewelry.
T00066VE04	EVAN-PICONE		N/A	6/10/1994	234392	REGISTERED	18
	18 - Handbags
469	JONES NEW YORK	9/28/1994	1298194	2/9/1996	P186929	REGISTERED	25
	25 - Women’s, Junior Misses, & Petites Clothing
T00103VE01	JONES NEW YORK	2/8/2006	3727	11/30/2006	na	REGISTERED	9
	9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related
T30154VE00	L.E.I. LIFE ENERGY INTELLIGENCE Design	9/29/2000	na	9/28/2000	P223842	REGISTERED	25
	25 - Apparel footwear and headgear
T30157VE00	LIFE ENERGY INTELLIGENCE	2/25/2000	na	2/25/2000	P218365	REGISTERED	25
	25 - Apparel footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 108

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VENEZUELA continued ...
T30007VE00	NAPIER (stylized)	3/27/1992	6066-92	10/7/1994	F169788	REGISTERED	14
	14 - All goods in International Class 14.

VIETNAM
118734	ANNE KLEIN	3/12/1992	6456	9/12/1992	5985	REGISTERED	25
	25 - Clothing, namely, coats, suits, jackets, blazers, vests, pants, shorts, jumpsuits, jeans, culottes, shirts, T-shirts, skirts, dresses, blouses, sweaters, cardigans, hats, headbands, belts, gloves, knitted headwear, mufflers, lingerie, neckwear, swimwear, socks, hosiery, stockings, pantyhose, leggings, scarves, shawls, raincoats, rainjackets, water repellant ponchos, hoods, camisoles and shoes.
118787	ANNE KLEIN	11/2/1995	25692	7/31/1996	21722	REGISTERED	14
	14 - Precious metals, alloys of precious metals, goods in precious metals or coated therewith, jewelry, precious stones, horological and chronometric instruments, watches.
T00066VN00	EVAN-PICONE	2/15/1993	10651	2/15/1993	9124	REGISTERED	9,25
9 -
25 -
T30181VN00	JONES NEW YORK SIGNATURE	1/6/2004	00136	4/22/2005	62154	REGISTERED	03,09,14 18,25
	03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
	09 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
	14 - jewelry and watches
	18 - Luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses,wallets, business card cases and passport cases; umbrellas
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits and footwear namely, shoes, boots, sandals, sneakers and slippers

VIRGIN ISLANDS
118797	ANNE KLEIN			10/7/1996	7306	REGISTERED	18
	18 - Pocketbooks.

		END OF REPORT			TOTAL ITEMS SELECTED =		1453

TRADEMARK REGISTRATIONS
Foreign
Nine West Development Corporation

Owner Trademark Report by Country	Printed: 5/7/2009	Page 1
Country Omitted UNITED STATES
Status: REGISTERED

REFERENCE		MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANDORRA
T30202AD00	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.
	25 - Clothing, footwear, headgear.
	35 - Retail store services.

ANGUILLA
T00012AI00	BANDOLINO (Word Mark)		3486		8/19/2002	3486	REGISTERED	18,25,35 42
	18 - All goods in the class.
	25 - All goods in the class.
	35 - All services in the class.
	42 -
T00055AI00	EASY SPIRIT (Word Mark)		3488		8/19/2002	3488	REGISTERED	18,25,35 42
	18 - All goods in the class.
	25 - All goods in class.
	35 - All services in class.
	42 - All services in class.
T30224AI00	ENZO ANGIOLINI (Word Mark)				8/19/2002	3487	REGISTERED	9,14,18 25,35
	9 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
T30202AI00	NINE WEST (Word Mark)		3489		10/2/2002	3489	REGISTERED	09,14,18 25,35,42
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	25 - Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs
	35 - Business management, business administration,; office functions and other retail store functions
	42 - Retail store services.

ANTIGUA & BARBUDA
T00055AG02	EASY SPIRIT (Word Mark)	8/2/2002	na		11/27/2005	155/02	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local class 37)
T30224AG00	ENZO ANGIOLINI (Word Mark)	8/2/2002	na		8/2/2005	156/02	REGISTERED	09,14,18 25
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cards. (Local Class 11)
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local Class 37)
	25 - Footwear, clothing, headgear, shirts, t-shirts, tanks tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stocking, socks, wristbands, gloves, mitten, leather shoes, canvas shoes, rubber shoes, sandals, slippers, hats, scarves, kerchiefs. (Local Class 38)

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 2

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANTIGUA & BARBUDA continued...
T30202AG00	NINE WEST (Word Mark)	8/2/2002	na	1/16/2003	160/02	REGISTERED	09,14,18
							25
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords (Local class 11)
	14 - Jewelry and watches (Local Class)
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local Class 37)
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, pOQchos, rainwear, stocking, socks, wristbands, gloves, mitten, leather shoes, canvas shoes, rubber shoes, sandals, slippers, hats, scarves, kerchiefs. (Local Class 38)

ARGENTINA
3834/0552	BANDOLINO (Word Mark)	5/29/2000	2,288746	10/31/2001	1849927	REGISTERED	18
	18 - All goods in the Class.
3834/0553ar	BANDOLINO (Word Mark)	5/29/2000	2,288,747	4/30/2004	1979360	REGISTERED	25
	25 - All goods in the Class.
T30202AR00	NINE WEST (Word Mark)	10/27/2002	2,313,432	6/20/2002	1.876.859	REGISTERED	09
	09 - Eyeglasses and sunglasses
T30202AR02	NINE WEST (Word Mark)	5/16/2005	2590461	9/13/2006	2.113.465	REGISTERED	18
	18 - Accessories, handbags, small leather goods
3834/0669	NINE WEST (Word Mark)	10/25/2000	2,313,433	6/20/2002	1.876.860	REGISTERED	14
	14 - All goods in the Class, namely watches and jewelry.
T0014AR00	NINE WEST LOGO	7/17/1995	1,990,514	7/15/1999	1,744,830	REGISTERED	25
	25 - All goods in Class 25.
3834/0294AR	NINE WEST LOGO	3/23/1999	2,209,530	7/30/2004	1.986,636	REGISTERED	35
	35 - The bringing together of a variety of goods (excepting the transport thereof) to allow the consumer to conveniently view and purchase
3834/0290	NINE WEST LOGO	3/23/1999	2,209,529	5/12/2000	1,793,837	REGISTERED	18
	18 - All goods in the Class.
T20382ARO	WESTIES	2/21/1985	1477069	10/30/1997	1649233	REGISTERED	25
	25 - All goods in Class 25.

ARUBA
T00012AB00	BANDOLINO (Word Mark)	11/29/2002	01112g. 14	11/29/2001	22284	REGISTERED	9,14,25 35,42
	9 - All goods in class.
	14 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
	42 -
T00055AB00	EASY SPIRIT (Word Mark)	11/29/2001	01112g. 11	11/29/2001	22282	REGISTERED	9,14,18 25,35,42
	9 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
	42 - All services in the class.
T30224AB00	ENZO ANGIOLINI (Word Mark)	11/29/2002	01112g. 15	11/29/2001	22283	REGISTERED	9,14,25 35,42
	9 - All goods in class.
	14 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
	42 - All services in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 3

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ARUBA continued...
T30202AB00	NINE WEST (Word Mark)	11/29/2001	0012g.13	11/29/2001	22280	REGISTERED	9,14,25
							35,42
	9 - All goods in class.
	14 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
	42-

AUSTRALIA
T20003AU0	9 & CO. (DESIGN)	10/13/1994	643037	10/13/1994	643037	REGISTERED	18
	18 - All goods included in Class 18.
T20003AU1	9 WEST (Stylized)	10/13/1994	643035	10/13/1994	643035	REGISTERED	25
	25 - All goods included in Class 25.
T20011AU0	9 WEST LOGO	1/28/1983	386786	1/28/1983	B386786	REGISTERED	25
	25 - Boots, shoes, slippers and sandals; footwear, all being articles of clothing.
T00003AU00	9 WEST NINE WEST (Series)	5/1/2003	952494	5/1/2003	952494	REGISTERED	18
	18 - Leather and imitations of leather; and goods made of these materials and not included in other classes; bags and baggages; handbags; totes; tote bags; attached cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; back packs; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-books cases; purses; clutch purses, change purses’ passport cases; cosmetics cases; key cases; leather key fobs; animal skins and hides; umbrellas; parasols; walking sticks; whips; harness and saddlery.
T20039AU0	BANDOLINO (Stylized)	1/7/1963	177872	1/7/1963	A177872	REGISTERED	25
	25 - Shoes.
T20036AU0	BANDOLINO (Word Mark)	8/12/1968	438805	1/3/1986	A438805	REGISTERED	25
	25 - Footwear, including women’s shoes.
T20059AU0	CALICO	12/15/1994	648508	12/15/1994	648508	REGISTERED	25
	25 - Footwear in Class 25, excluding shoes made of calico.
T20059AU1	CALICO	12/15/1994	648509	12/15/1994	648509	REGISTERED	42
	42 - Retail services of footwear excluding footwear made of calico.
T20062AU0	CALICO LOGO	1/2/1985	421255	1/24/1985	B421255	REGISTERED	25
	25 - Shoes in Class 25, excluding shoes made of calico.
T20127AU0	EASY SPIRIT (Word Mark)	5/1/1987	464462	5/1/1987	464462	REGISTERED	25
	25 - Footwear.
T30224AU00	ENZO ANGIOLINI (Word Mark)	6/15/2001	879338	6/15/2001	879338	REGISTERED	35
	35 - Retail store services.
T20150AU0	ENZO ANGIOLINI (Word Mark)	1/15/1985	420838	1/15/1985	B420838	REGISTERED	25
	25 - All forms of footwear including shoes.
T20150AU2	ENZO ANGIOLINI (Word Mark)	10/10/1994	642692	10/10/1994	642692	REGISTERED	42
	42 - Retailing services in this class, namely, retail store services relating to the sale of footwear and clothing.
T20150AU3	ENZO ANGIOLINI (Word Mark)	10/10/1994	642691	10/10/1994	642691	REGISTERED	18
	18 - All goods included in Class 18.
3834/0347	ENZO ANGIOLINI (Word Mark)	3/17/1998	757365	3/17/1998	757,365	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
T00003AU02	ENZO ANGIOLINI (Word Mark)	10/13/1994	643034	10/13/1994	643034	REGISTERED	42
	42 - Retail services.
T20175AU0	GAROLINI	3/21/1983	388931	3/21/1983	A388931	REGISTERED	25
	25 - Footwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 4

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRALIA continued...
T30078AU00	NINE &COMPANY (Logo)	8/10/2001	885490	8/10/2003	885490	REGISTERED	25
	25 - Clothing, headgear and footwear.
T30202AU01	NINE WEST (Word Mark)			5/1/2003	952494	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; tote bags; attache cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;
T30202AU02	NINE WEST (Word Mark)	4/27/2005	1052647	4/27/2005	1052647	REGISTERED	14,18,25
	14 - Jewelry and watches
	18 - Accessories, handbags and small leather goods
	25 - Clothing, footwear, headgear
3834/0346	NINE WEST (Word Mark)	3/17/1998	757366	3/17/1998	757366	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
T30202AU04	NINE WEST (Word Mark)	6/15/2001	879337	6/15/2001	879337	REGISTERED	35
	35 - RETAIL SERVICES BEING IN CLASS 35.
T20247AU0	NINE WEST LOGO	10/10/1994	642689	10/10/1994	642689	REGISTERED	18
	18 - All goods included in Class 18.
3834/0427	NINE WEST LOGO	12/1/1992	591533	12/1/1992	B591533	REGISTERED	42
	42 - Retailing services included in this class, including retail store services relating to the sale of footwear and clothing.
3834/0414	NINE WEST LOGO	11/11/1992	590017	11/11/1992	B590017	REGISTERED	25
	25 - All goods included in this class.
3834/0433	NINE WEST SPA COLLECTION (STYLIZED)	12/30/1992	593429	12/30/1992	B593429	REGISTERED	25
	25 - Boots, shoes, slippers and sandals; footwear, all being articles of clothing.
T20332AU0	SPA NINE WEST & DESIGN	9/2/1994	639492	9/2/1994	639492	REGISTERED	42
	42 - Retailing services included in this class, including retail store services relating to the sale of footwear and clothing.
T20333AU0	SPA NINE WEST (STYLIZED)	10/10/1994	642690	10/10/1994	642690	REGISTERED	18
	18 - All goods included in Class 18.
T20333AU1	SPA NINE WEST (STYLIZED)	9/2/1994	639491	9/2/1994	639491	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20382AU0	WESTIES	1/18/1985	420967	1/18/1985	A420967	REGISTERED	25
	25 - Footwear, including boots, shoes, slippers and sandals and all other goods in class 25.

AUSTRIA
T20011AT0	9 WEST (Logo)	1/17/1985	AM 139/85	11/28/1985	110971	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T20062AT0	CALICO LOGO	1/22/1985	AM 206/85	7/29/1985	109880	REGISTERED	25
	25 - Shoes.
3834/0241	EASY SPIRIT LOGO	10/14/1988	AM4622/88	2/1/1989	123733	REGISTERED	25
	25 - Footwear, clothing
T20150AT0	ENZO ANGIOLINI (Word Mark)	1/15/1985	AM 117/85	6/13/1985	109376	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers of Italian origin.
T20175AT0	GAROLINI	10/25/1984	AM3306/84	3/13/1986	112004	REGISTERED	25
	25 - Footwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 5

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AUSTRIA continued...
T30233AT00	JOAN & DAVID		na	10/13/1997	17083	REGISTERED	18,25
	18 - Handbags
	25 - Footwear
T20247AT0	NINE WEST LOGO	11/16/1992	AM 5512/92	2/10/1993	145847	REGISTERED	18,25
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, footwear, headgear
T20382AT0	WESTIES	1/17/1985	AM 140/85	11/28/1985	110972	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.

BAHAMAS
3834/0205	9 WEST LOGO	1/18/1985	11515	1/18/1985	11515	REGISTERED	25
	25 - Clothing, headgear and footwear, including boots, shoes and slippers. (Local Class 38)
T20013BS0	9 WEST SPORT LOGO	10/30/1987	12661	10/30/1987	12661	REGISTERED	38
	38 - Clothing, headgear and footwear, including boots, shoes, insoles for shoes and slippers.
T20036BS0	BANDOLINO (Word Mark)	9/12/1974	7961	9/12/1974	7361	REGISTERED	38
	38 - Footwear.
3834/0208	CALICO LOGO	1/23/1985	11518	1/23/1985	11518	REGISTERED	38
	38 - Shoes.
3834/0203	ENZO ANGIOLINI (Word Mark)	1/17/1985	11510	1/15/1985	11510	REGISTERED	38
	38 - All forms of footwear, including especially shoes.
T20247BS0	NINE WEST LOGO	11/10/1992	15527	11/10/1992	15527	REGISTERED	38
	38 - Articles of clothing.
3834/0120	PAPPAGALLO (Word Mark)	10/31/1984	11,457	10/31/1984	11,457	REGISTERED	25,N
	25 - Local Class 38: Ladies’ shoes, belts, blouses, coats, pantyhose, scarves, smocks, dresses, and sweaters. N — *This mark is currently in the name of Nine West Group Inc. pending the acceptance of the assignment to Nine West Development Corporation by the Bahamas Registry.
3834/0204	WESTIES	1/18/1985	11513	1/18/1985	11513	REGISTERED	25
	25 - Clothing, headgear and footwear including boots, shoes and slippers. (Local Class 38)
T20399BS0	YFA BANDOLINO LOGO	11/29/1994	16896	11/29/1994	16896	REGISTERED	25
	25 - All goods, in particular shoes, boots, sandals. (Local Class 38)

BAHRAIN
T20141BH0	EASY SPIRIT (Logo)	8/31/1994	1021/94	8/31/1994	17878	REGISTERED	25
	25 - Footwear.
T20150BH0	ENZO ANGIOLINI (Word Mark)	4/30/1995	SM 495/95	4/30/1995	SM 1638	REGISTERED	42
	42 - Retail store services for purses, handbags and footwear.
T20150BH1	ENZO ANGIOLINI (Word Mark)	4/30/1995	493/95	4/30/1995	18745	REGISTERED	18
	18 - Purses and handbags.
T20150BH2	ENZO ANGIOLINI (Word Mark)	4/30/1995	494/95	4/30/1995	18746	REGISTERED	25
	25 - Shoes.
T30232BH00	MOOTSIES TOOTSIES	6/8/2005	44561	6/8/2005	44561	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232BH01	MOOTSIES TOOTSIES	6/8/2005	44562	6/8/2005	44562	REGISTERED	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 6

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BAHRAIN continued...
T30232BH02	MOOTSIES TOOTSIES	6/8/2005	44563	6/8/2005	44563	REGISTERED	35
	35 - Retail store services
T30202BH00	NINE WEST (Word Mark)	5/2/2005	44274	5/2/2005	44274	REGISTERED	14
	14 - Jewelry and watches
T30202BH01	NINE WEST (Word Mark)	5/2/2005	44275	5/2/2005	44275	REGISTERED	18
	18 - Accessories, handbags, small leather goods
T30202BH02	NINE WEST (Word Mark)	5/2/2005	44276	5/2/2005	44276	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202BH03	NINE WEST (Word Mark)	5/2/2005	44277	5/2/2005	44277	REGISTERED	35
	35 - Retail store services
T30202BH04	NINE WEST (Word Mark)	5/2/2005	44273	5/2/2005	44273	REGISTERED	09
	09 - Sunglasses and eyewear
T20247BHO	NINE WEST LOGO	4/30/1995	490/95	4/30/1995	18743	REGISTERED	18
	18 - Purses and handbags.
T20247BH1	NINE WEST LOGO	4/30/1995	491/95	4/30/1995	18744	REGISTERED	25
	25 - Shoes.
T20247BH2	NINE WEST LOGO	4/30/1995	SM 492/95	4/30/1995	SM 1637	REGISTERED	42
	42 - Retail store services for footwear, purses and handbags.
T30232BH03	SAM & LIBBY	6/812005	44565	6/8/2005	44565	REGISTERED	25
	25 - Footwear
T30232BH04	SAM & LIBBY	6/8/2005	44566	6/8/2005	44565	REGISTERED	35
	35 - Retail store services
T30232BH05	SAM & LIBBY	6/8/2005	44564	6/8/2005	44564	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
BARBADOS
T00012BB00	BANDOLINO (Word Mark)	10/1/2002	N/A	6/12/2003	81/17388	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00012BB01	BANDOLINO (Word Mark)	10/1/2002	N/A	6/12/2003	81/17389	REGISTERED	25
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00012BB02	BANDOLINO (Word Mark)	10/1/2002	N/A	6/12/2003	81/17390	REGISTERED	35
	35 - Retail Store Services
T00055BB00	EASY SPIRIT (Word Mark)			7/9/2003	81/17385	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
T00055BB01	EASY SPIRIT (Word Mark)			7/9/2003	81/17386	REGISTERED	25
	25 - Footwear, clothing, headgear; including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers,hats, scarves, kerchiefs.
T00055BB02	EASY SPIRIT (Word Mark)			7/9/2003	81/17387	REGISTERED	35
	35 - Retail store services.
T30224BB00	ENZO ANGIOLINI (Word Mark)	10/1/2002	81/17384	5/24/2005	81/17384	REGISTERED	35
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 7

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BARBADOS continued...
T30224BB01	ENZO ANGIOLINI (Word Mark)	10/1/2002	81/17383	7/29/2005	81/17383	REGISTERED	25
	25 - Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
T30224BB02	ENZO ANGIOLINI (Word Mark)	10/1/2002	81/17382	727/2005	81/17382	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
T30224BB03	ENZO ANGIOLINI (Word Mark)	10/1/2002	81/17381	7/27/2005	81/17381	REGISTERED	14
	14 - Jewelry and watches
T30224BB04	ENZO ANGIOLINI (Word Mark)	10/1/2002	81/17380	7/27/2005	81/17380	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
T30233BB00	JOAN & DAVID	1/15/1998	na	1/15/1998	B16278	REGISTERED	25
	25 - Footwear
T30202BB00	NINE WEST (Word Mark)	10/1/2002	N/A	6/12/2003	81/17368	REGISTERED	14
	14 - Jewelry and watches
T30202BB01	NINE WEST (Word Mark)	10/1/2002	N/A	6/12/2003	81/17369	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202BB02	NINE WEST (Word Mark)	10/1/2002	N/A	6/12/2003	81/17370	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30202BB03	NINE WEST (Word Mark)	10/1/2002	N/A	6/12/2003	81/17371	REGISTERED	35
	35 - Retail Store Services
T30202BB04	NINE WEST (Word Mark)	10/1/2002	N/A	6/12/2003	81/17367	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in International
3834/0245	NINE WEST LOGO	4/511993	N/A	8/19/1998	81/7712	REGISTERED	25
	25 - Clothing, namely, dresses, coats, jackets, blouses, sweaters, skirts, gloves and mittens, hats, hosiery, trousers, scarves, skirts, vests, footwear, namely, shoes, boots, moccasins, sneakers and sandals: soles for footwear.

BELIZE
T00012BZ00	BANDOLINO (Word Mark)	9/12/2002	N/A	9/12/2002	BZ1000.02	REGISTERED	18,25,35
	18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
	35 - All kinds of retail store services.
T30233BZ00	CIRCA JOAN & DAVID	5/11/2005	308105	8/15/2005	308105	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
	25 - Footwear
	35 - Retail store services
T00055BZ00	EASY SPIRIT (Word Mark)	9/12/2002	N/A	9/12/2002	BZ997.02	REGISTERED	18,25,35
	18 - All kinds of bags, handbags, purses, credit cards holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 8

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BELIZE continued...
T30224BZ00	ENZO ANGIOLINI (Word Mark)	9/12/2002	N/A	9/12/2002	BZ999.02	REGISTERED	9,14,18 25
	9 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
	14 - All kinds of jewelry and watches.
	18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather included in international Class 18.
	25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs, included in
T30224BZ01	ENZO ANGIOLINI (Word Mark)	9/12/2002	N/A	9/12/2002	BZ998.02	REGISTERED	35
	35 - All kinds of retail services included in International Class 35.
T30232BZ01	MOOTSIES TOOTSIES	4/30/2005	308005	8/15/2005	308005	REGISTERED	18,25,35
	18 - Handbags
	25 - Footwear
	35 - Retail store services
T30202BZ00	NINE WEST (Word Mark)	9/12/2002	N/A		BZ 996.02	REGISTERED	18,09,14
							25
	18 - All kinds of bags, handbags purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	09 - All kinds of eyewear including sunglasses, eyeglass, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
	14 - All kinds of jewelry and watches
	25 - All kinds of footwear, clothing headgear, including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs included
T30202BZ01	NINE WEST (Word Mark)	9/12/2002	N/A	9/12/2002	BZ1001.2	REGISTERED	35
	35 - All kinds of retail store services.
T30232BZ03	SAM & LIBBY	4/30/2005	308205	8/15/2005	308205	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services

BENELUX
T20011 BX00	9 WEST (Stylized)	1/28/1983	48260	1/28/1983	387733	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
3834/0440	BANDOLINO (Word Mark)	2/14/1990	741453	2/14/1990	475842	REGISTERED	25
	25 - Footwear.
T20062BXO	CALICO LOGO	1/22/1985	52781	1/22/1985	406602	REGISTERED	25
	25 - Shoes.
3834/0092	EASY SPIRIT (Word Mark)	8/30/1988	718925	8/30/1988	451084	REGISTERED	25
	25 - Shoes.
T20150BXO	ENZO ANGIOLINI (Word Mark)	1/22/1985	52779	1/22/1985	407709	REGISTERED	10,25
10- CI. 10: Orthopedic footwear and all articles for fitting with footwear, their parts and accessories included in this class.
	C1.25: Footwear, boots, half-boots, heelless slippers, rubbers (overshoes), slippers, with footwear, their parts and accessories included in this class.
	25 -
T20247BXO	NINE WEST LOGO	11/18/1992	074619	11/18/1992	524972	REGISTERED	18,25
	18 - Leather and imitations of leather and goods made of these materials not included in other classes; animal skins, trunks and travelling bags; umbrellas, parasols and walking sticks; whips and saddlery.
	25 - Clothing, footwear and headgear.
383410252	PAPPAGALLO (Word Mark)	2/21/1989	725548	2/21/1989	457245	REGISTERED	25
	25 - Shoes.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 9

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BENELUX continued ...
T20264BX2	PAPPAGALLO (Word Mark)	7/18/1986	685522	7/18/1986	419738	REGISTERED	25
	25 - Shoes.
T20298BX0	SELBY	6/21/1997	533743	6/21/1997	038882	REGISTERED	25
	25 - Boots and shoes made from leather, synthetic material or rubber.
T20382BX0	WESTIES	1/22/1985	52780	1/22/1985	407410	REGISTERED	25
	25 - Clothing, footwear and headgear.
BERMUDA
3834/0023BM	9 WEST (Stylized)	9/21/1998	30067	9/23/1997	30067	REGISTERED	14
	14 - Jewelry and watches.
T00012BM00	BANDOLINO (Word Mark)	7/31/2002	34470	7/31/2003	34470	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00012BM01	BANDOLINO (Word Mark)	7/31/2002	34471	7/31/2002	34471	REGISTERED	25
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00012BM02	BANDOLINO (Word Mark)	7/31/2002	34472	7/31/2005	34472	REGISTERED	35
	35 - Retail Store Services
T20036BM00	BANDOLINO (Word Mark)	8/20/1974	7626	8/20/1974	7626	REGISTERED	38
	38 - Footwear.
T30233BM00	CIRCA JOAN & DAVID	1/21/2004	40811	1/23/2004	40811	REGISTERED	18
	18 - Handbags and leather goods
T30233BM04	CIRCA JOAN & DAVID	1/23/2004	40812	1/23/2004	40812	REGISTERED	25
	25 - Footwear
T30233BM01	CIRCA JOAN & DAVID & Design	1/21/2004	40807	1/23/2004	40807	REGISTERED	18
	18 - Handbags and leather goods
T30233BM05	CIRCA JOAN & DAVID & Design		40808	1/23/2004	40808	REGISTERED	25
	25 - Footwear
T30232BM00	DAVID & DAVID	1/21/2004	40809	1/23/2004	40809	REGISTERED	18
	18 - Handbags and small leather goods
T30232BM01	DAVID & DAVID		40810	1/23/2004	40810	REGISTERED	25
	25 - Footwear
3834/0073	EASY SPIRIT (Stylized)	11/24/1997	29328	11/24/1997	29328	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear; footwear, including shoes, boots, moccasins and sandals; headgear.
T00055BM00	EASY SPIRIT (Word Mark)	7/31/2002	34473	7/31/2002	34473	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00055BM01	EASY SPIRIT (Word Mark)	7/31/2002	34474	7/31/2002	34474	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00055BM03	EASY SPIRIT (Word Mark)	7/31/2002	34475	7/31/2002	34475	REGISTERED	35
	35 - Retail Store services
T30224BM00	ENZO ANGIOLINI (Word Mark)	7/31/2002	34464	7/31/2002	34464	REGISTERED	35
	35 - Retail Store Services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 10

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BERMUDA continued ...
T30224BM01	ENZO ANGIOLINI (Word Mark)	7/31/2002	34463	7/31/2002	34463	REGISTERED	25
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30224BM02	ENZO ANGIOLINI (Word Mark)	7/31/2002	34462	7/31/2002	34462	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30224BM03	ENZO ANGIOLINI (Word Mark)	7/31/2002	34461	7/31/2002	34461	REGISTERED	14
	14 - Jewelry and watches
T30224BM04	ENZO ANGIOLINI (Word Mark)	7/31/2002	34460	7/31/2002	34460	REGISTERED	09
	09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T20150BM0	ENZO ANGIOLINI (Word Mark)	9/15/1995	27179	9/15/1995	27179	REGISTERED	25
	25 - Outer clothing, scarves and stoles, jackets, skirts, trousers and pants, footwear, shoes, boots, moccasins and sandals, all included in Class 25.
T20150BM1	ENZO ANGIOLINI (Word Mark)	9/15/1995	27180	9/15/1995	27180	REGISTERED	18
	18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all included in Class 18.
T30233BM03	JOAN & DAVID	4/30/1992	21724	4/30/1992	21724	REGISTERED	25
	25 - Footwear
T30202BM00	NINE WEST (Word Mark)	7/31/2003	34469	7/31/2002	34469	REGISTERED	35
	35 - Retail Store Services
T30202BM01	NINE WEST (Word Mark)	7/31/2003	34468	7/31/2002	34468	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30202BM02	NINE WEST (Word Mark)	7/31/2002	34467	7/31/2002	34467	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202BM03	NINE WEST (Word Mark)	7/31/2003	34466	7/31/2002	34466	REGISTERED	14
	14 - Jewelry and watches
T30202BM04	NINE WEST (Word Mark)	7/31/2002	34465		34465	REGISTERED	09
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
3834/0426	NINE WEST LOGO	11/24/1992	21921	11/24/1992	21921	REGISTERED	25
	25 - Footwear, shoes, boots, moccasins and sandals, all included in Class 25.
3834/0033BM	NINE WEST LOGO	9/21/1998	30066	9/23/2005	30066	REGISTERED	14
	14 - Jewelry and watches.
BOLIVIA
3834/0554	BANDOLINO (Word Mark)	6/7/2000	016996	3/27/2001	82883	REGISTERED	18
	18 - All goods in the Class.
3834/0555	BANDOLINO (Word Mark)	6/7/2000	016997	3/27/2001	83884	REGISTERED	25
	25 - All goods in the Class.
T00055BO00	EASY SPIRIT (Word Mark)	11/22/2002	368102	1/3/2004	93337-C	REGISTERED	18
	18 - Small leather goods
T00055BO01	EASY SPIRIT (Word Mark)	11/25/2002	368102	3/1/2004	93336-C	REGISTERED	25
	25 - Clothing, footwear
T00055BO03	EASY SPIRIT (Word Mark)		36832002	3/1/2004	93335-C	REGISTERED	35
	35 - All services in class 35.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 11

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOLIVIA continued ...
T30224BO00	ENZO ANGIOLINI (Word Mark)	11/25/2002	368002	3/1/2004	93330-C	REGISTERED	35
	35 - Retail store services.
T30224BO01	ENZO ANGIOLINI (Word Mark)	11/22/2002	367902	2/26/2004	93263-C	REGISTERED	18
	18 - Small leather goods
3834/0299	ENZO ANGIOLINI (Word Mark)	3/4/1999	011054	6/6/2000	79029-C	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20200BO01	JOYCE			9/20/1943	c-5596 a-37600	REGISTERED	25
	25 - Shoes
T30202BO00	NINE WEST (Word Mark)	11/22/2002	367702	3/2512004	93698-C	REGISTERED	18
	18 - All goods in class.
T30202BO01	NINE WEST (Word Mark)	11/25/2002	367802	3/25/2004	93699-C	REGISTERED	25
	25 - All goods in class.
T30202BO02	NINE WEST (Word Mark)	5/13/2005	SM-1697	8/20/2007	110237-C	REGISTERED	09
	09 - Sunglasses and eyewear
T30202BO03	NINE WEST (Word Mark)	5/13/2005	SM-1698	8/20/2007	110238-C	REGISTERED	14
	14 - Jewelry and watches
3834/0144	NINE WEST (Word Mark)	10/12/1998	009362	5/30/2000	78877-C	REGISTERED	35
	35 - Retail store services.
3834/0313	NINE WEST LOGO	11/17/1992	1138	12/15/1995	60075-C	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins, slippers and sandals. Headgear.
3834/0237	NINE WEST LOGO	9/11/1995	2287	12/22/1998	69775 C	REGISTERED	42
	42 - Retail store services.
BRAZIL
T20073BRO1	CLOUD NINE (Word Mark)	8/7/1998	820966126	8/7/1998	820966126	REGISTERED	25
	25 - Travel articles. (Local class 25.60)
T30233BRO6	DAVID & JOAN		na	9/3/1996	817911014	REGISTERED	25
	25 - Footwear
3834/0653	DIVERTENTE STUDIO	10/4/1988	814439680	8/14/1990	814489680	REGISTERED	25
	25 - Clothes and clothing accessories for common use.
3834/0342	ENZO ANGIOLINI (Word Mark)	3/28/1985	811934152	7/15/1986	811934152	REGISTERED	25
	25 - Shoes in general.
T30233BR07	JOAN & DAVID	5/11/1994	817866582	3/2/1999	817866582	REGISTERED	NA,LC
	NA - Local Class 15
	LC - Local Class 40
T30233BR08	JOAN & DAVID	11/13/1990	815879679	11/28/2000	815879679	REGISTERED	25
	25 - Footwear
T30078BR00	NINE & COMPANY (Word Mark)	7/17/2003	825724090	5/22/2007	825724090	REGISTERED	25
	25 - All goods in the class.
T30202BR05	NINE WEST (Word Mark)	6/30/2005	827465173	6/17/2008	827465173	REGISTERED	35
	35 - Retail store services
3834/0344	NINE WEST LOGO	11/27/1992	816968284	11/29/1994	816968284	REGISTERED	18,25
	18 - Handbags (Local class 25.10, 25.20; 25.30)
	25 - Shoes (Local class 25.10, 25.20; 25.30)

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 12

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BRAZIL continued ...
3834/0251BR	NINE WEST LOGO	2/26/1999	821443470	6/26/2007	821443470	REGISTERED	42
	42 - Retail store services. (Brazilian Class 40.15)
T30115BR00	NINE WEST STUDIO	7/17/2003	825720370	12/9/2008	825720370	REGISTERED	25
	25 - All goods in the class.
3834/0714	RED CROSS SHOES	5/16/1988	814239803	5/7/1991	814239803	REGISTERED	25
	25 - Clothes and clothing accessories for common use.
3834/0345BR	WESTIES	2/26/1985	811900487	9/6/1987	811900487	REGISTERED	25
	25 - Shoes in general.
BRITISH VIRGIN ISLANDS
T00012VG00	BANDOLINO (Word Mark)	1/23/2003	4005	1/24/2003	4005	REGISTERED	18,25
	18 - Leather skirts, unwrought and wrought, and articles made of leather, not included in other classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags and leather shoes. (Local Class 37); Umbrellas (Local Class 50(5)) Class 50(10) Goods not included in the foregoing classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, all made of materials other than leather; handkerchiefs. (Local Class 50(1))
	25 - Articles of clothing, including footwear, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats and scarves. (Local Class
T00055VG00	EASY SPIRIT (Word Mark)	1/23/2003	2699	1/24/2003	4006	REGISTERED	18,25
	18 - Leather, skins unwrought, and wrought, and articles made of leather, not included in other classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags and leather shoes. (Local Class 37); Umbrellas Local Class 50 (5); Goods not included in the foregoing classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, all made of materials other than leather, handkerchiefs Local Class 50(10).
	25 - Articles of clothing, including footwear, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, Windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, and scarves. (Local Class
3834/0442	ENZO ANGIOLINI (Stylized)	12/5/1997	N/A	12/5/1997	3218	REGISTERED	38
	38 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals. Headgear.
T20247VG0	NINE WEST LOGO	2/10/1993	N/A	2/25/1993	2559	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals. Headgear. (Local Class 38)
BRUNEI
T30232BN00	DAVID & DAVID	1/15/2004	36031	1/15/2004	36031	REGISTERED	18,25
	18 - Bags and wallets
	25 - Clothing and footwear
T20129BN0	EASY SPIRIT (STYLIZED)	9/12/1994	24182	9/12/1994	20093	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
3834/0623BN	NINE WEST (Word Mark)	7/6/2000	33,152	7/6/2003	33,152	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
BULGARIA
3834/0430	EASY SPIRIT LOGO	8/28/1990	018984	8/28/1990	18984	REGISTERED	25
	25 - Footwear.
T30078BG01	NINE & COMPANY (Logo)	9/3/2001	56287	9/3/2001	44879	REGISTERED	25
	25 - All goods in class 25.
CANADA
T20003CA0	9 & CO. (Word Mark)	12/14/1995	799729	5/14/1997	476222	REGISTERED	25,35
	25 - Footwear, namely boots, shoes, sandals and slippers.
	35 - Retail store services for footwear and handbags.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 13

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued ...
T20007CA3	9 WEST (Stylized)	11/1/1985	551846	5/17/1991	384401	REGISTERED	18
	18 - Handbags.
T20007CA1	9 WEST (Word Mark)	12/19/1980	463228	6/26/1981	260256	REGISTERED	25
	25 - Shoes.
T20007CA2	9 WEST (Word Mark)	9/19/1990	666750	1/31/1992	393589	REGISTERED	035
	035 - Services of operating a store specializing in the sale of shoes and accessories.
3834/0348	9 WEST LOGO	2/9/1983	498583	10/28/1983	284426	REGISTERED	025
	025 - Shoes.
T20032CA0	ARPEGGIOS DESIGN	9/9/1987	591461	1/20/1989	350142	REGISTERED	09
	09 - Eyeglasses and frames for spectacles.
3834/0136	BABY NINE	12/14/1995	799731	12/31/1998	506,033	REGISTERED	25
	25 - Footwear.
3834/0132	BANDOLINO & DESIGN	1/29/1998	866116	3/26/1999	510132	REGISTERED	09
	09 - Eyeglasses, frames for spectacles and sunglasses.
T00012CA00	BANDOLINO (Word Mark)	3/4/2003	1169489	9/30/2005	649414	REGISTERED	25
	25 - Clothing, namely headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristband, gloves, mittens and kerchiefs.
T20036CA0	BANDOLINO (Word Mark)	1/20/1992	697245	1/8/1993	406899	REGISTERED	25
	25 - Ladies’ shoes.
T20061CA0	CALICO LITES & DESIGN	12/16/1992	718987	4/14/1995	441770	REGISTERED	25
	25 - Footwear, namely, shoes, boots and slippers.
T20062CA0	CALICO LOGO	1/25/1985	535443	8/22/1986	317594	REGISTERED	25
	25 - Shoes.
T20063CA0	CALICO SOFTFIT	7/18/1989	636592	6/3/1994	427992	REGISTERED	25
	25 - Shoes.
T30233CA03	CIRCA JOAN & DAVID	4/20/2005	1,254,801	8/25/2006	TMA671,241	REGISTERED	25
	25 - Women’s footwear, namely casual and dress shoes, boots, sandals, mules, loafers and sling-backs; handbags and small leather goods, namely wallets, key cases, and cosmetic bags.
T20112CA0	DIVERTENTE	3/14/1988	602867	2/24/1989	352204	REGISTERED	25
	25 - Shoes.
T20113CA0	DIVERTENTE STUDIO	10/21/1988	617671	2/16/1990	365523	REGISTERED	25
	25 - Shoes.
T00055CA00	EASY SPIRIT (Word Mark)	8/14/1998	887438	11/25/2005	653571	REGISTERED	14
	14 - Jewelry
T20127CA0	EASY SPIRIT (Word Mark)	5/1/1987	583262	2/10/1989	351124	REGISTERED	25,35
	25 - Shoes;
	35 - Operation of retail stores featuring shoes and shoe related accessories.
3834/0133	EASY SPIRIT ANTI-GRAVITY	3/5/1997	838514	1/5/1999	506,096	REGISTERED	25
	25 - Shoes.
T20141CA0	EASY SPIRIT LOGO	9/14/1993	736869	10/28/1994	435014	REGISTERED	25
	25 - Footwear decorative items, namely shoe bows, shoe ornaments, shoe ribbons and shoe clips.
T20141CA1	EASY SPIRIT LOGO	11/12/1992	716680	8/23/1996	461382	REGISTERED	25
	25 - Socks.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 14

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued...
T20141CA2	EASY SPIRIT LOGO	12/9/1992	718490	8/23/1996	461384	REGISTERED	25
	25 - Men’s and ladies’ shoes.
3834/0111	EASY SPIRIT SLIPPERS	11/14/1997	861540	11/24/2000	537,721	REGISTERED	25
	25 - Slippers.
T30224CA00	ENZO ANGIOLINI (Word Mark)	7/11/2003	0538021	3/20/1987	TMA324995	REGISTERED	25
	25 - Wares: (1) Shoes; (2) Sunglasses; handbags, purses, billfolds, wallets; boots, sandals, moccasins and slippers and hosiery. (3) Purses and handbags; (4) Eyewear, namely eyeglasses and eyeglass frames; eyeglass cases, chains and cords. Services: 1) Operation of a store specializing in the sale of footwear, purses, handbags and bags, hosiery and eyewear. (2) Retail store services for purses, handbags and footwear.
T20160CA0	FEATHER CONSTRUCTION	11/26/1993	742177	6/30/1995	444638	REGISTERED	25
	25 - Footwear, namely shoes and boots.
3834/0419	GAROLINI	3/16/1983	500385	11/16/1984	297100	REGISTERED	25
	25 - Women’s shoes.
T30233CA00	JOAN AND DAVID	2/11/1982	0482209	4/19/1985	302046	REGISTERED	18,25
	18 - Handbags, luggage, hand luggage, wallets, belts, portfolios, dispatch cases, purses, card cases and containers for lighters, keys, cigarette packages, eyeglasses and manicure sets; Handbags namely, ladies’ handbags, luggage, and small leather articles, namely, wallets, key containers, money belts, umbrellas, and dispatch cases, namely brief cases;
	25 - Ladies’ shoes. scarves, women’s clothing, namely coats, hats, suits, dresses, sweaters, skirts, scarves, shirts, blouses, stockings, gloves, underwear, robes and rainwear namely raincoats, scarves, belts and women’s clothing namely, gloves, hats, sweaters, slacks, coats, jackets, skirts, dresses, suits, lingerie, and bathing suits.
T30234CA00	JOAN AND DAVID	11/6/1987	0594986	11/10/1989	362725	REGISTERED	35
	35 - Retail store services in the advertising and sale of women’s clothing, shoes and accessories.
T30237CA00	JOAN HELPERN SIGNATURE	10/18/1994	0766362	10/18/2001	464260	REGISTERED	18
	and Design
	18 - Handbags and leather goods
3834/0667	JOYCE	10/23/1940	178404	10/23/1940	NS59/15584	REGISTERED	25
	25 - Footwear.
3834/0163	LUCAB	5/23/1997	845989	8/6/1998	TMA498,352	REGISTERED	25
	25 - Footwear, namely, shoes, boots, moccasins, slippers and sandals.
T30078CA00	NINE & COMPANY (Logo)	2/11/2003	1167263	3/11/2009	TMA735,795	REGISTERED	25
	25 - Wearing apparel for women, namely leather, knit, and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves and hats.

	Footwear, namely shoes, slippers, sandals and boots
3834/0160	NINE WEST (Word Mark)	4/4/1996	809398	4/28/1999	511,176	REGISTERED	09,18,25
							35
	09 - Sunglasses, reading eyeglasses, clip-on sunglasses, eyeglass cases, sunglass and eyeglass cords, eyeglass care kits, namely lens cleaning cloths, screwdrivers and lens cleaners,
	18 - Handbags.bags, purses, packs, cases, billfolds, wallets, key fobs and key cases, travelling bags, umbrellas, walking sticks.
	25 - Boots, sandals, moccasins and slippers, and hosiery.
	35 - Retail store services specializing in the sale of footwear and accessories. Retail store services specializing in the sale of eyewear and eyewear accessories.
3834/0255	NINE WEST (Word Mark)	1/13/1997	833528	9/13/2000	532,617	REGISTERED	14
	14 - Jewelry, watches and clocks.
3834/0200	NINE WEST LOGO	1/8/1993	720,268	12/22/1995	452,088	REGISTERED	18,25,35
	18 - Handbags.
	25 - Shoes.
	35 - Operating a store specializing in the sale of shoes and accessories.
3834/0165	NINE WEST SHOE STUDIO	5/9/1997	844,608	1/6/1999	506,154	REGISTERED	18,25,35
	18 - Handbags.
	25 - Footwear, socks
	35 - Retail store services specializing in the sale of footwear, socks and handbags.
T30232CA05	PANINARI BY MOOTSIES	6/7/1989	0633753	1/24/1992	TMA393,037	REGISTERED	25
	TOOTSIES
	25 - Footwear, namely, women’s and chidren’s shoes, sneakers, boots, sandals and slippers.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 15

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA continued...
3834/0098	PAPPAGALLO (SCRIPT)	2/25/1981	466092	9/23/1983	283459	REGISTERED	25
	25 - (1) Ladies’ ready-to-wear, namely, belts, blouses, fur coats, pantyhose, scarves, smocks and shoes. (2) Costume and precious metal jewelry. (3) Handbags. (4) Women’s shoes.
3834/0679	PAPPAGALLO DESIGN	9/28/1983	509937	12/27/1985	309657	REGISTERED	18
	18 - Leather handbags and non-leather handbags.
T30232CA00	SAM & LIBBY	6/27/1990	0660938	4/23/1993	TMA411337	REGISTERED	25
	25 - Wearing apparel and accessories of all kinds excluding footwear, namely dresses, skirts, vests, vestees, sweaters, sweatshirts, blouses, shirts, jerseys, t-shirts, shells, tunics, loungewear, slacks, jeans shorts.
T30232CA01	SAM & LIBBY	11/18/2002	1159527	8/9/2004	TMA616464	REGISTERED	25
	25 - Footwear
T30232CA02	SAM & LIZZY	8/3/1989	0637816	4/12/1991	382906	REGISTERED	25
	25 - Footwear
T20298CA0	SELBY	4/1/1953	219138	4/1/1953	UCA046417	REGISTERED	25
	25 - Men’s and women’s shoes.
T20300CA0	SELBY & HEART DESIGN	11/17/1972	358841	6/22/1973	192069	REGISTERED	25
	25 - Shoes.
T20302CA0	SELBY ARCH PRESERVER & DESIGN	2/10/1933	157897	9/2/1987	TMDA56419	REGISTERED	25
	25 - Boots and shoes.
T20305CA0	SELBY FIFTH AVENUE & Design	4/22/1970	332344	7/16/1971	176984	REGISTERED	25
	25 - Boots and shoes.
3834/0305	SELBY MOC FIT	3/5/1997	838513	3/22/2001	542,938	REGISTERED	25
	25 - Shoes.
3834/0045	SHOP FOR PAPPAGALLO	9/24/1974	379089	8/5/1977	222292	REGISTERED	35
	35 - Retail store services in connection with the sale of shoes, clothing and accessories, namely, scarves, jewelry, smocks, handbags, belts, hats, ribbons, sweaters, umbrellas, shopping bags, stockings and socks, stuffed animals and similar novelties, t-shirts and jackets and other wearing apparel.
T20359CA0	TREO	11/9/1995	796952	1/17/1997	468970	REGISTERED	25
	25 - Shoes.
T20373CA0	ULTRASOFT BY CALICO	10/26/1989	643521	5/27/1994	427695	REGISTERED	25
	25 - Shoes.
3834/0694	WESTIES	11/23/1984	532145	1/31/1986	310882	REGISTERED	25
	25 - Shoes.
T20390CA0	WM JOYCE (DESIGN)	8/18/1952	216232	8/18/1952	NS171/43580	REGISTERED	25
	25 - Shoes.
T20393CA0	YFA BANDOLINO	4/29/1994	753672	5/12/1995	442894	REGISTERED	25
	25 - Ladies’ shoes.
CAYMAN ISLANDS
T20271 KYO	PAPPAGALLO (SCRIPT)	9/5/1990	N/A	12/16/1991	1234686	REGISTERED	18
	18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, duffle bags, tote bags, shoe bags, clothes carriers (travel bags),
T20268KY01	PAPPAGALLO (SCRIPT)	12/7/1984	N/A	12/7/1984	1234687	REGISTERED	25
	25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks. Gloves and belts, all being articles of clothing.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 16

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CAYMAN ISLANDS continued...
T20269KY0	THE SHOP FOR PAPPAGALLO & DESIGN	12/7/1984	N/A	12/7/1984	1234689	REGISTERED	25
	25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks. Gloves and belts, all being articles of clothing.
T20264KYO	THE SHOP FOR PAPPAGALLO & Design	12/7/1984	N/A	4/14/1986	1234688	REGISTERED	18
	18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carriers (travel bags),

CHILE
T20003CL0	9 & CO. (Word Mark)	10/25/1995	323951	11/18/1996	471881	REGISTERED	18,25
	18 - All products in Class 18.
	25 - All products in Class 25.
T20007CL00	9 WEST (Word Mark)		676433	5/26/2005	726235	REGISTERED	25
	25 -
T00012CL00	BANDOLINO (Word Mark)	4/28/2004	645.322	10/28/2004	707194	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags and umbrellas
3834/0134	BANDOLINO (Word Mark)	7/2/1997	382328	3/10/1998	506,535	REGISTERED	25
	25 - Footwear.
T20062CL0	CALICO LOGO	1/23/1985	45971	4/26/1995	726236	REGISTERED	25
	25 - Shoes.
T20073CL00	CLOUD NINE (Word Mark)	8/7/1998	423323	1/19/1999	532535	REGISTERED	18
	18 - All goods in class 18.
T00055CL00	EASY SPIRIT (Word Mark)	4/28/2004	645.321	12/16/2004	711772	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags and umbrellas.
3834/0673	EASY SPIRIT (Word Mark)	12/14/2000	511423	11/7/2001	607367	REGISTERED	03
	03 - All goods in the Class.
3834/0115	EASY SPIRIT (Word Mark)	10/25/1995	323952	6/22/1998	515,075	REGISTERED	25
	25 - All goods in the Class.
T30224CL01	ENZO ANGIOLINI (Word Mark)		677159	5/19/2005	725651	REGISTERED	25
	25 - Clothing, footwear, headgear
T20150CL0	ENZO ANGIOLINI (Word Mark)	1/25/1985	46117	3/8/1985	294668	REGISTERED	25
	25 - All kinds of footwear, especially shoes.
T30233CL00	JOAN & DAVID		658557	2/4/2005	716775	REGISTERED	25
	25 - Footwear
T30202CL00	NINE WEST (Word Mark)	4/28/2004	645.319	11/9/2004	708214	REGISTERED	9,14,18 25
	9 - All products in the class
	14 - All products in the class
	18 - All products in the class
	25 - All products in the class.
3834/0238	NINE WEST (Word Mark)	12/10/1998	435,037	6/22/1999	543,139	REGISTERED	42
	42 - Commercial establishment covering goods in classes 18 & 25.
3834/0010	NINE WEST (Word Mark)	10/19/1998	430,384	4/19/1999	538,943	REGISTERED	42
	42 - Commercial establishment covering goods in classes 18 & 25.
T20247CL02	NINE WEST LOGO	10/24/2003	614.088	10/24/2003	676.749	REGISTERED	18,25
	18 - All goods in class.
	25 - All goods in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 17

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHILE continued...
T15982CL00	WESTIES		676432	5/26/2005	726234	REGISTERED	25
	25 - All goods in class.

CHINA
T20003CN1	9 & CO. (Logo)	10/2/1994	94107927	9/28/1996	875035	REGISTERED	18
	18 - Leather, imitations of leather, animal skins, hides, trunks, travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key
T20003CN0	9 & CO. (Word Mark)	10/2/1994	94107928	12/21/1997	1136543	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0448	ANTI-GRAVITY	3/14/2000	2000029033	4/7/2001	1549168	REGISTERED	25
	25 - Clothing, headgear, footwear.
T20039CN0	BANDOLINO (Stylized)	6/20/1991	91026868	6/10/1992	598197	REGISTERED	25
	25 - Footwear.
3834/0125	BANDOLINO (Stylized)	9/29/1997	97103192	2/21/1999	1248695	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00012CN01	BANDOLINO (Word Mark)	8/9/2004	4210781	1/7/2008	4210781	REGISTERED	35
	35 - Retail store services
T30233CN04	CIRCA JOAN & DAVID	1/15/2004	3591384	10/21/2005	3591384	REGISTERED	25
	25 - Knitwear, outerwear, suits, jerseys, shirts, skirts, trousers, scarves, gloves, hosiery, sweaters, belts, headgear.
T30233CN12	CIRCA JOAN & DAVID			10/28/2005	3591385	REGISTERED	18
	18 - Garment bags for travel; handbags, suitcases, valises, trunks (luggage); purses; pocket wallets, backpacks, shopping bags, briefcases, vanity cases for containing cosmetic purposes.
T00033CN00	CLOUD 9 NINE WEST	9/25/1998	9800109592	1/21/2000	1355892	REGISTERED	25
	25 - Footwear
T20073CN00	CLOUD NINE (Word Mark)	8/5/1998	87038212	12/1/1999	876851	REGISTERED	18
	18 - Leather and imitations of leather, animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases.
T20073CN02	CLOUD NINE (Word Mark)	8/20/1998	9800095098	11/7/1999	1330551	REGISTERED	18
	18 - Goods made of leather, goods made of imitations of leather, namely bags, handbags, purses, packsacks, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas, parasols, walking sticks, whips, harness and saddlery.
T20141CN0	EASY SPIRIT (Logo)	6/20/1991	91026878	6/10/1992	598199	REGISTERED	25
	25 - Footwear.
T20139CN0	EASY SPIRIT IN CHINESE CHARACTERS	8/27/1992	92056023	9/28/1993	659718	REGISTERED	25
	25 - Footwear.
T30224CN00	ENZO ANGIOLINI (Word Mark)	7/1/2003	3613268	1/2/2005	3613268	REGISTERED	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T20150CN0	ENZO ANGIOLINI (Word Mark)	12/1/1992	92080327	1/21/1994	674937	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20150CN1	ENZO ANGIOLINI (Word Mark)	10/2/1994	94107929	9/28/1996	875036	REGISTERED	18
	18 - Leather and imitations of leather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,
T20175CN0	GAROLINI	11/1/1983	90026371	11/1/1983	558727	REGISTERED	25
	25 - Footwear including men’s shoes, women’s shoes and children’s shoes.
T20177CN0	GAROLINI (Stylized)	7/3/1990	90026370	7/20/1991	558728	REGISTERED	25
	25 - Footwear including men’s shoes, women’s shoes and children’s shoes.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 18

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued ...
T30233CN07	JOAN & DAVID		na	4/7/1993	636988	REGISTERED	25
	25 - Clothing, footwear, headgear
T30233CN09	JOAN & DAVID	10/6/1996	na	10/13/1997	118548	REGISTERED	25
	25 - Footwear
T30233CN10	JOAN & DAVID	1/5/1996	na	7/28/1997	1063579	REGISTERED	18
	18 - Handbags
T30237CN00	JOAN HELPERN SIGNATURE	1/5/1996	na	8/14/1997	1076397	REGISTERED	18
	18 - Handbags
T30237CN01	JOAN HELPERN SIGNATURE	1/5/1996	na	7/21/1997	1058770	REGISTERED	25
	25 - Footwear
T30232CN04	MOOTSIES TOOTSIES	10/26/1993	NA	4/21/1995	741985	REGISTERED	25
	25 - Footwear
T30078CN00	NINE & COMPANY (Logo)			3/14/2003	2001652	REGISTERED	18
	18 - Handbags, pocketbooks, straps for handbags, shoulder bags, evening bags, cosmetic bag (sold empty), toiletry cases (sold empty), vanity cases (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, clutch purses, cloth bags, general purpose passport cases, ouches, drawstring pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, overnight cases, shoe bags for travel, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, carry-on bags, tie cases, waist packs, fanny packs, backpacks, baby backpacks, knapsacks, diaper bags, attache cases, briefcases, document cases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage straps for luggage, luggage tags, trunks, sportsmens hunting bags.
T30078CN01	NINE & COMPANY (Logo)	8/28/2001	2001158704	9/21/2007	2003328	REGISTERED	25
	25 - Dresses; coats; suits; jackets; blouses; shirts; sweaters; T-shirts; tanktops; camisoles; cardigans; pullovers; vests; trousers; shorts; jeans; skirts; scarves; hats; hosiery; shoes; boots; sandals; slippers
3834/0199CN	NINE WEST (GIO-SY) (Chinese Characters)	10/5/1997	9700104819	2/7/1999	1,244,685	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0198	NINE WEST (GIO-SY) (Chinese Characters)	10/5/1997	9700104818	2/7/1999	1,244,380	REGISTERED	18
	18 - Leather, imitations of leather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key
T30202CN00	NINE WEST (Word Mark)	4/14/2004	4016787	5/21/2006	4016787	REGISTERED	09
	09 - Prescription eyeglasses and frames and prescription sunglasses.
T30202CN01	NINE WEST (Word Mark)	5/12/2005	4651875	9/14/2008	4651875	REGISTERED	14
	14 - Jewelry, watches, bracelets. Charms [jewelry], brooches [jewelry], necklaces [jewelry], ornaments [jewelry], paste jewelry [costume jewelry], hat ornaments [of precious metal] shoe ornaments [of precious metal].
T30202CN02	NINE WEST (Word Mark)	5/12/2005	4651874	1/7/2009	4651874	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; clothing for pets; handbags; knapsacks; purses; school satchels; card cases (notecases); brief cases; shopping bags; pouches, of leather, for packaging; key cases (leather ware); billfolds;
T30202CN03	NINE WEST (Word Mark)	5/10/2005	4651873	1/28/2009	4651873	REGISTERED	35
	35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer service information; organizing fashion shows.
3834/0518/CN	NINE WEST (Word Mark)	3/30/2000	2000039675	7/28/2001	1610578	REGISTERED	09
	09 - Sunglasses, non-prescription reading glasses, clip-on sunglasses, eyeglass cases, eyeglass cords, sunglass cords, lens cleaning
T20241CN0	NINE WEST (Word Mark)	1/10/1991	91001193	1/10/1992	578746	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 19

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CHINA continued ...
T20247CN0	NINE WEST LOGO	10/22/1994	94107930	9/28/1996	875034	REGISTERED	18
	18 - Leather, imitations of leather, animal skins, hides, trunks, travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,
T20247CN2	NINE WEST LOGO	4/3/1993	93022657	3/28/1995	738122	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0168	NW NINE WEST LOGO	6/2/1997	970054038	9/7/1998	1,204,790	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0171	NW NINE WEST LOGO	6/2/1997	970054037	7/7/1998	1,188,512	REGISTERED	18
	18 - Leather, imitations ofleather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and limitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,
3834/0636	NW NINE WEST MEN and Arrow Design	7/20/2000	2000107479	3/14/2002	1728747	REGISTERED	18
	18 – Goods made of leather, namely: bags, satchels, shoulder bags, totes, backpacks, knapsacks, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suitcases, traveling bags, umbrellas, walking sticks.
3834/0637	NW NINE WEST MEN and Arrow Design	7/20/2000	2000107480	9/14/2001	1633401	REGISTERED	25
	25 - Footwear, clothing, headgear for men and boys.
T20271CN0	PAPPAGALLO (SCRIPT)	6/20/1991	91026872	6/10/1992	598201	REGISTERED	25
	25 - Footwear.
T30192CN00	PAPPAGALLO (Word Mark)	11/14/2003	3798514	11/21/2006	3798514	REGISTERED	25
	25 - Clothing, footwear, headgear, layettes, swimsuits, rain coats, masquerade costumes, football shoes, hosiery, gloves, neckties, belts (clothing), shower caps
T30192CN01	PAPPAGALLO (Word Mark)	12/3/2003	3827197	12/14/2005	3827197	REGISTERED	14
	14 – Necklace (jewelry); bracelets (jewelry); brooches (jewelry); rings (jewelry); earrings (jewelry); trinkets (jewelry); ornaments (jewelry); watches, clocks.
T30192CN02	PAPPAGALLO (Word Mark)	12/3/2003	3827198	1/28/2009	3827198	REGISTERED	18
	18 - Bags, purses, handbags, shopping bags, suitcases, traveling bags, trunks, briefcases, leather belts, (not for clothing), traveling sets (leather ware), umbrellas, leather and Imitation leather.
T30232CN05	SAM & LIBBY	8/6/2002	3265611	2/28/2004	3265611	REGISTERED	25
	25 - Clothes, shoes, boots, hats, stockings, gloves, ties, neck cloths and girdles
T20298CN0	SELBY	8/27/1992	92056025	9/21/1993	658936	REGISTERED	25
	25 - Footwear.
T20333CN0	SPA NINE WEST (STYLIZED)	10/22/1994	94107931	9/28/1996	875033	REGISTERED	18
	18 - Leather, imitations of leather, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,
T30315CN00	STUDIO 9 (Word Mark)	1/12/2006	5115216	1/13/2006	300565128	REGISTERED	25
	25 - Clothing, footwear, headgear
T20382CN0	WESTIES	12/12/1995	950156640	6/7/1997	1022441	REGISTERED	18
	18 – Goods made of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas, parasols, walking sticks, whips, harnesses and saddlery.
3834/0356	WESTIES	7/1/1996	960076724	8/14/2000	1,432,212	REGISTERED	25
	25 - Shoes.
T20399CN0	YFA BANDOLINO LOGO	12/21/1994	94132999	10/28/1996	889449	REGISTERED	25
	25 - Shoes, boots, sandals.
COLOMBIA
3834/0074	9 & CO. (Logo)	8/1/1997	97044247	4/13/1998	207334	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 20

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COLOMBIA continued ...
3834/0556	BANDOLINO (Word Mark)	8/25/2000	00.063.716	6/1/2001	241570	REGISTERED	18
	18 – All goods in the Class.
3834/0557	BANDOLINO (Word Mark)	8/25/2000	00.063.717	10/26/2004	291797	REGISTERED	25
	25 - Clothing, footwear, headgear
T00012COO2	BANDOLINO (Word Mark)	10/2/2002	02088383	11/24/2003	276237	REGISTERED	35
	35 – Retail Store Services
T30441COO0	BOUTIQUE 9	1/11/2007	T2007/02290	7/18/2007	336672	REGISTERED	25
	25 - Clothing, footwear and headgear
T30441COO1	BOUTIQUE 9	1/11/2007	T2007/002295	7/18/2007	336674	REGISTERED	18
	18 – Handbags and small leather goods
T30441COO2	BOUTIQUE 9	1/11/2007	T2007/002293	7/18/2007	336673	REGISTERED	14
	14 – Jewelry
T30233COO3	CIRCA JOAN & DAVID	4/26/2005	T2005/039541	11/23/2005	306638	REGISTERED	35
	35 – Retail store services
3834/0118	ENZO ANGIOLINI (Stylized)	8/1/1997	97044246	4/2/2001	241263	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30224COOO	ENZO ANGIOLINI (Word Mark)	10/2/2002	02088379	9/12/2003	273385	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses, eyeglass frames, eyeglass chains and eyeglass cords.
T30224CO01	ENZO ANGIOLINI (Word Mark)	10/2/2002	02088380	10/29/2003	280775	REGISTERED	14
	14 - Jewelry and watches
T30224COO2	ENZO ANGIOLINI (Word Mark)	10/2/2002	02088382	9/12/2003	273384	REGISTERED	35
	35 – Retail Store Services
3834/0659	ENZO ANGIOLINI (Word Mark)	8/29/2000	00-064427	12/4/2001	253521	REGISTERED	18
	18 – Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30233COOO	JOAN & DAVID	11/15/2005	na	10/18/1994	169532	REGISTERED	18,42
	18 - Handbags
	42 – Retail store services
T30232COOO	MOOTSIES TOOTSIES	4/25/2005	T2005/038909	11/15/2005	305459	REGISTERED	18
	18 – Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232CO01	MOOTSIES TOOTSIES	4/25/2005	T2005/038906	11/15/2005	305440	REGISTERED	25
	25 – footwear
T30232CO02	MOOTSIES TOOTSIES	4/25/2005	T2005/038907	11/15/2005	305460	REGISTERED	35
	35 – Retail store services
T30078CO00	NINE & COMPANY (Logo)	8/16/2001	01-067068	11/6/2002	258225	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202CO00	NINE WEST (Word Mark)	10/2/2002	02088375	9/12/2003	273387	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T30202CO01	NINE WEST (Word Mark)	10/2/2002	02088381	11/24/2003	276243	REGISTERED	35
	35 – Retail Store Services
T30202CO02	NINE WEST (Word Mark)	10/20/2002	02088377	9/12/2003	273386	REGISTERED	14
	14 – Jewelry and watches

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 21

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COLOMBIA continued ...
T30202C003	NINE WEST (Word Mark)	10/2/2002	02088378	8/24/2004	284704	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking ticks, all made of leather or imitations of leather
T30202CO04	NINE WEST (Word Mark)	2/11/2004	T2004/011586	10/27/2004	295901	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20247CO00	NINE WEST LOGO	11/25/1992	92371327	1/31/1994	150902	REGISTERED	25
	25 - All goods in Class 25
T30232CO03	SAM & LIBBY	4/25/2005	T2005/038903	11/15/2005	305443	REGISTERED	18
	18 – Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232CO04	SAM & LIBBY	4/25/2005	T2005/038905	11/15/2005	305441	REGISTERED	35
	35 - Retail store services
T30232CO05	SAM & LIBBY	4/25/2005	T2005/038904	11/15/2005	305442	REGISTERED	25
	25 - Footwear
T30315CO00	STUDIO 9 (Word Mark)	1/13/2006	T2006/002684	8/8/2006	320.364	REGISTERED	25
	25 - Clothing, footwear, headgear
COSTA RICA
T00012CR00	BANDOLINO (Word Mark)	10/8/2002	2002-0007107	11/14/2003	142574	REGISTERED	35
	35 - Retail store services
T00012CR01	BANDOLINO (Word Mark)	10/17/2000	20028811	10/17/2001	122576	REGISTERED	25
	25 - Clothing, footwear, headgear
T00012CR02	BANDOLINO (Word Mark)	5/5/2003	142573	11/14/2003	142573	REGISTERED	42
	42 - All goods in the class
T00012CR03	BANDOLINO (Word Mark)			11/12/2003	142537	REGISTERED	25
	25 - Footwear, clothing, headgear, including shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, horts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves kerchiefs.
3834/0491	BANDOLINO (Word Mark)	3/1/2000	N/A	10/17/2000	122,573	REGISTERED	18
	18 - All goods in the Class.
3834/0493	CALICO	3/1/2000	N/A	10/17/2000	122,574	REGISTERED	18
	18 - All goods in the Class.
3834/0494	CALICO	3/1/2000	N/A	10/17/2000	122,577	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30233CR00	CIRCA JOAN & DAVID	6/13/2005	20054689	4/24/2006	157875	REGISTERED	18
	18 – Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233CR05	CIRCA JOAN & DAVID	6/13/2005	20054687	4/24/2006	157873	REGISTERED	25
	25 – Footwear
35	CIRCA JOAN & DAVID	6/13/2005	20054685	4/24/2006	157872	REGISTERED	35
	35 - Retail store services
T00055CR00	EASY SPIRIT (Word Mark)	10/8/2002	2002-0007103	11/14/2003	142578	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking stick, all made of leather or imitations of leather.
T00055CR01	EASY SPIRIT (Word Mark)	5/5/2003	200271-4	11/14/2003	142577	REGISTERED	25
	25 - Footwear, clothing, headgear; Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 22

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COSTA RICA continued ...
T00055CR02	EASY SPIRIT (Word Mark)	10/8/2002	2002-007105	11/1/2003	142576	REGISTERED	35
	35 - Retail store services
T00055CR03	EASY SPIRIT (Word Mark)		N/A	11/14/2003	142575	REGISTERED	42
	42 - All services in the class.
T00055CR04	EASY SPIRIT (Word Mark)	5/17/2005	2005-0003631	1/30/2006	156032	REGISTERED	09
	09 - Sunglasses and eyewear
T00055CR05	EASY SPIRIT (Word Mark)	5/17/2005	2005-0003630	1/30/2006	156031	REGISTERED	14
	14 - Jewelry and watches
T30198CR00	EASY SPIRIT COMFORT 2(STYLIZED)	10/28/2004	2004-8096	11/28/2006	164072	REGISTERED	25
	25 - Footwear
T20151CR0	ENZO ANGIOLINI (STYLIZED)	10/17/1997	N/A	8/21/2005	107611	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
T30224CR00	ENZO ANGIOLINI (Word Mark)	5/5/2003	20028810	7/22/2004	148709	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
3834/0488	ENZO ANGIOLINI (Word Mark)	3/1/2000	N/A	2/20/2001	123,589	REGISTERED	18
	18 - Handbags and leather goods
T30224CR02	ENZO ANGIOLINI (Word Mark)	10/8/2002	2002-7101	11/14/2003	142579	REGISTERED	42
	42 - RETAIL STORE SERVICES
T30224CR03	ENZO ANGIOLINI (Word Mark)	10/8/2002	2002-7100	7/22/2004	148683	REGISTERED	14
	14 - Jewelry and Watches
T30224CR04	ENZO ANGIOLINI (Word Mark)	10/8/2002	2002-0007099	7/22/2004	148707	REGISTERED	09
	09 - Eyewear
T30224CR05	ENZO ANGIOLINI (Word Mark)	10/2/2002	2002-0007101	7/21/2004	148699	REGISTERED	35
	35 - Retail services of items in stores.
T30232CR00	MOOTSIES TOOTSIES	6/19/2005	20054690	4/24/2006	157876	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232CR02	MOOTSIES TOOTSIES	6/13/2005	20054683	4/24/2006	157870	REGISTERED	35
	35 - Retail store services
T30202CR00	NINE WEST (Word Mark)	10/8/2002	2002-0007095	11/11/2003	142471	REGISTERED	09
	09 - Eyewear
T30202CR01	NINE WEST (Word Mark)	10/8/2002	2002-0007096	11/11/2003	142470	REGISTERED	14
	14 - Jewelry and Watches
T30202CR02	NINE WEST (Word Mark)	10/8/2002	2002-0007097	7/22/2004	148710	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30202CR04	NINE WEST (Word Mark)	10/8/2002	2002-007098	11/11/2003	142469	REGISTERED	42
	42 - Retail Store Services
3834/0485	NINE WEST (Word Mark)	3/1/2000	2000-0001759	2/20/2001	123858	REGISTERED	18
	18 - All goods in the Class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 23

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COSTA RICA continued...
3834/0492	NINE WEST LOGO	3/1/2000	N/A	10/17/2000	122,576	REGISTERED	25
	25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
3834/0487	NINE WEST LOGO	3/1/2000	N/A	10/17/2000	122,572	REGISTERED	35
	35 - Retail store services.
T30232CR05	SAM & LIBBY	6/13/2005	2005-0004604	4/24/2006	157871	REGISTERED	35
	35 - Retail store services
T30232CR06	SAM & LIBBY	6/23/2005	2005-0004688	4/24/2006	157874	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30315CR00	STUDIO 9 (Word Mark)	1/16/2006	2006-0000484	6/5/2006	159422	REGISTERED	25
	25 - Clothing, footwear, headgear
3834/0495	WESTIES	3/1/2000	N/A	10/17/2000	122,575	REGISTERED	18
	18 - All goods in the Class.
3834/0496	WESTIES	3/1/2000	N/A	10/17/2000	122,578	REGISTERED	25
	25 - All goods in the Class.

CROATIA
3834/0053	EASY SPIRIT (Logo)	10/28/1994	Z9421834	1/4/1997	Z942183	REGISTERED	25
	25 - All goods in Class 25.

CYPRUS
T30202CY00	NINE WEST (Word Mark)	9/12/2001	61133	9/12/2001	61133	REGISTERED	18
	18 - All goods in the class
T30202CY02	NINE WEST (Word Mark)	9/12/2002	61134	4/7/2006	61134	REGISTERED	25
	25 - All goods in the class.
T30202CY03	NINE WEST (Word Mark)	9/12/2001	61135	9/12/2001	61135	REGISTERED	35
	35 - All goods in class.

CZECH REPUBLIC
3834/0618	EASY SPIRIT LOGO	7/27/1990	58165	7/29/1992	169,120	REGISTERED	25
	25 - Footwear
T20247CZ1	ENZO ANGIOLINI (Word Mark)	11/19/1992	73183	2/24/1995	183070	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals.
T20247CZ0	NINE WEST LOGO	11/11/1992	72925	3/13/1995	183413	REGISTERED	18,25
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, packs, cases, billfolds, wallets, key fobs and key cases, travelling bags, umbrellas, walking sticks.
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals.

DENMARK
T20011DK0	9 WEST LOGO	1/26/1983	00446-1983	10/7/1983	03574/1983	REGISTERED	25
	25 - All goods in the Class.
3834/0411	9 WEST SPORT LOGO	11/4/1987	0733/1987	11/3/1989	06360/1989	REGISTERED	25
	25 - All goods in Class 25.
T20036DK0	BANDOLINO (Word Mark)	2/14/1990	01266/1990	9/6/1991	05741/1991	REGISTERED	25
	25 - All goods in class.
T20062DK0	CALICO LOGO	7/18/1986	00523/1985	7/18/1986	01612/1986	REGISTERED	25
	25 - Shoes.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 24

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DENMARK continued...
T00055DK00	EASY SPIRIT (Word Mark)			12/14/1990	219982	REGISTERED	25
	25 - All goods in class.
T20141DK0	EASY SPIRIT LOGO	6/19/1990	04802/1990	7/5/1991	04168/1991	REGISTERED	25
	25 - Footwear.
T20150DK0	ENZO ANGIOLINI (Word Mark)	1/16/1985	00374/1985	6/13/1986	01415/1986	REGISTERED	25
	25 - Footwear, including shoes.
T20175DK0	GAROLINI	10/25/1984	05885/1984	10/11/1985	03428/1985	REGISTERED	25
	25 - Footwear.
3834/0666	JOYCE	11/1/1978	4616/1978	10/24/1980	04006/1980	REGISTERED	25
	25 - Footwear made of leather.
T20247DKO0	NINE WEST LOGO	11/12/1992	07.985 1992	4/29/1994	02.646 1994	REGISTERED	18,25
	18 - All goods in the class
	25 - All goods in the class
T20153DK0	WESTIES	9/10/1975	3709/75	3/21/1986	01124/1976	REGISTERED	25
	25 - Footwear.
T20382DK0	WESTIES	1/22/1985	00493-1985	3/21/1986	00719/1986	REGISTERED	25
	25 - All goods in Class 25.

DOMINICAN REPUBLIC
3834/0451	ANTI-GRAVITY	3/2/2000	2000013555	5/15/2000	113182	REGISTERED	25
	25 - All goods in the Class.
T00012DO00	BANDOLINO (Word Mark)			2/28/2001	118434	REGISTERED	18
	18 - All goods in class.
3834/0558	BANDOLINO (Word Mark)	2/15/2001	2000041114	2/15/2001	116013	REGISTERED	18,25
	18 - All goods in the Class.
	25 - All goods in the Class.
T30441DO00	BOUTIQUE 9	1/5/2007	2007-1198	4/1/2007	159920	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
T30233DO00	CIRCA JOAN & DAVID	7/1/2005	200542270	9/14/2005	1499588	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30247DO00	COMFORT 2 (STYLIZED)	10/26/2004	2004-86282	1/15/2005	145738	REGISTERED	25
	25 - FOOTWEAR
T00055DO00	EASY SPIRIT (Word Mark)	1/7/2003	2003655	2/28/2003	134061	REGISTERED	18
	18 - Handbags and leather goods
T00055D001	EASY SPIRIT (Word Mark)	1/3/2003	2003354	2/28/2003	134060	REGISTERED	25
	25 - Clothing, footwear, headgear
3834/0196	ENZO ANGIOLINI (Stylized)	3/19/1998	98000326	5/15/1998	96744	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T30224DO00	ENZO ANGIOLINI (Word Mark)	1/7/2003	2003357	2/28/2003	134074	REGISTERED	09
	09 - All goods in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 25

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DOMINICAN REPUBLIC continued...
T30224DO01	ENZO ANGIOLINI (Word Mark)	1/7/2003	2003356	2/28/2003	134127	REGISTERED	18
	18 - All goods in class.
T30224DO02	ENZO ANGIOLINI (Word Mark)	1/7/2003	2003355	2/28/2003	134073	REGISTERED	14
	14 - All goods in class.
T30232DO00	MOOTSIES TOOTSIES	7/1/2005	200542271	9/14/2005	149669	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30202DO00	NINE WEST (Word Mark)	1/7/2003	2003364	2/28/2003	133745	REGISTERED	09
	09 - All goods in the class.
T30202DO01	NINE WEST (Word Mark)	1/7/2003	2003360	2/28/2003	133748	REGISTERED	14
	14 - All goods in class.
T30202DO02	NINE WEST (Word Mark)	1/7/2003	2003361	2/28/2003	133744	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
T30202DO03	NINE WEST (Word Mark)	1/7/2003	2003363	2/28/2003	133746	REGISTERED	35
	35 - All services in class.
T30202DO04	NINE WEST (Word Mark)	11/27/2002	2002-168986	2/28/2003	133747	REGISTERED	25
	25 - Clothing, footwear, headgear.
TOOO65DO06	NINE WEST LOGO			2/28/2003	134074	REGISTERED	09
	09 - All goods in class.
T30232DO03	SAM & LIBBY	7/1/2005	200542272	9/14/2005	149670	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30315DO00	STUDIO 9 (Word Mark)	2/10/2006	2006-9986	6/14/2006	154664	REGISTERED	25
	25 - Clothing, footwear, headgear

ECUADOR
T00012EC00	BANDOLINO (Word Mark)	11/19/2002	128236	6/3/2003	23774	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking
T00012EC01	BANDOLINO (Word Mark)	11/19/2002	128235	6/3/2003	23773	REGISTERED	25
	25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00012EC02	BANDOLINO (Word Mark)	11/19/2002	128250	6/3/2003	8118	REGISTERED	35
	35 - Retail Store Services
T30441 EC00	BOUTIQUE 9	1/15/2007	179600	8/15/2007	7135-07	REGISTERED	14
	14 - Jewelry
T30441EC01	BOUTIQUE 9	1/15/2007	179599	8/15/2007	7174-07	REGISTERED	18
	18 - Handbags and small leather goods
T30441EC02	BOUTIQUE 9	1/15/2007	179598	8/15/2007	7128-07	REGISTERED	25
	25 - Clothing, footwear, headgear
T30233EC00	CIRCA JOAN & DAVID	5/3/2005	156798	1/4/2006	1103-06	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 26

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ECUADOR continued...
T30233EC01	CIRCA JOAN & DAVID	5/3/2005	156797	1/4/2006	1104-06	REGISTERED	25
	25 - Footwear
T30233EC02	CIRCA JOAN & DAVID	5/3/2005	156796	1/4/2006	315-06	REGISTERED	35
	35 - Retail store services
3834/0075	EASY SPIRIT (STYLIZED)	7/28/1997	80254	10/16/1998	6102-98	REGISTERED	25
	25 - All goods included in Class 25.
T00055EC00	EASY SPIRIT (Word Mark)	11/19/2002	128245	7/31/2003	24964	REGISTERED	18
	18 - All goods in class.
T00055EC01	EASY SPIRIT (Word Mark)	11/19/2002	128237	7/31/2003	24963	REGISTERED	25
	25 - Clothing, footwear, headgear
T00055EC02	EASY SPIRIT (Word Mark)	11/19/2002	128238	6/3/2003	8117	REGISTERED	35
	35 - Retail store services
T00055EC03	EASY SPIRIT (Word Mark)	5/5/2005	157653	12/23/2005	622-06	REGISTERED	09
	09 - Sunglasses and eyewear
T00055EC04	EASY SPIRIT (Word Mark)	5/5/2005	157654	12/23/2005	623-06	REGISTERED	14
	14 - Jewelry and watches
3834/0072	ENZO ANGIOLINI (STYLIZED)	7/28/1997	80255	10/16/1998	6103-98	REGISTERED	25
	25 - All goods included in Class 25.
T30224EC01	ENZO ANGIOLINI (Word Mark)	11/19/2002	128239	6/3/2003	8116	REGISTERED	35
	35 - Retail Store Services
T30224EC02	ENZO ANGIOLINI (Word Mark)	11/19/2002	128246	6/3/2003	23778	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30224EC03	ENZO ANGIOLINI (Word Mark)	11/19/2002	128249	6/3/2003	23780	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30224EC04	ENZO ANGIOLINI (Word Mark)	11/19/2002	128233	6/3/2003	23772	REGISTERED	14
	14 - Jewelry and watches
T30232EC00	MOOTSIES TOOTSIES	5/3/2005	156799	1/4/2006	1101-06	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232EC01	MOOTSIES TOOTSIES	5/3/2005	156800	1/4/2006	1102-06	REGISTERED	25
	25 - Footwear
T30232EC02	MOOTSIES TOOTSIES	5/3/2005	156801	1/4/2006	31406	REGISTERED	35
	35 - Retail store services
T30202EC00	NINE WEST (Word Mark)	11/19/2002	128240	6/3/2003	23776	REGISTERED	09
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30202EC01	NINE WEST (Word Mark)	11/19/2002	128241	6/4/2003	23777	REGISTERED	14
	14 - Jewelry and watches
T30202EC02	NINE WEST (Word Mark)	11/19/2002	128237	6/3/2003	23775	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202EC03	NINE WEST (Word Mark)	11/19/2002	128247	6/3/2003	23779	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 27

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ECUADOR continued...
T30202EC04	NINE WEST (Word Mark)	11/19/2002	128231	6/3/2003	8115	REGISTERED	35
	35 - Retail Store Services
T20247EC1	NINE WEST LOGO	12/2/1992	35730	2/1/1994	0001-94	REGISTERED	25
	25 - All goods included in Int. CI. 25, namely, clothing, footwear, headgear, including boots, shoes and slippers.
T20247EC2	NINE WEST LOGO	5/5/1994	47237	7/12/1995	0625-95	REGISTERED	42
	42 - Services in Class 42, especially retail store services.
3834/0292	NINE WEST LOGO	3/4/1999	94513	5/19/2000	2767-00	REGISTERED	18
	18 - All goods in the Class.
T20248EC0	NINE WEST LOGO(COMMERCIAL NAME)	4/22/1994	4051	5/31/1995	297-95	REGISTERED	N/A
	N/A - Commercial name to protect retail store services for the sale of footwear, clothing, accessories for footwear and clothing, leather
T30232EC03	SAM & LIBBY	5/3/2005	156802	1/4/2006	109906	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232EC04	SAM & LIBBY	5/3/2005	156804	1/4/2006	110001	REGISTERED	25
	25 - Footwear
T30232EC05	SAM & LIBBY	5/3/2005	15603	1/4/2006	3130	REGISTERED	35
	35 - Retail store services

EGYPT
T20150EG0	ENZO ANGIOLINI (Word Mark)	11/23/1992	85002	4/20/1995	85002	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
T30078EG00	NINE & COMPANY (Logo)	8/21/2001	144844	5/24/2006	144844	REGISTERED	25
	25 - All goods in the class.
T20247EG1	NINE WEST (Word Mark)	11/16/1992	84925	4/20/1995	84925	REGISTERED	25
	25 - Clothing, shoes, boots, moccasins and sandals.
T20247EG0	NINE WEST LOGO	11/16/1992	84926	1/14/1996	84926	REGISTERED	35
	35 - Commercial functions of retail stores

EL SALVADOR
3834/0500SV	9 & CO. (Word Mark)	3/15/2000	1861/2000	10/10/2001	Bk141pp69-70	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0501SV	9 & CO. (Word Mark)	3/15/2000	1859/2000	10/26/2001	163Bk142pp327-8	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T15894SV00	BANDOLINO (Stylized)			10/17/2001	Book141pp413-14	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers
T00012SV03	BANDOLINO (Tradename)	12/6/2002	202029453	9/13/2004	114bK2PP229023	REGISTERED	NC
	NC - Commercial establishments destined to expand the store and distribution of the services of the applicant that consists of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords. Jewelry and watches. Bags and handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs. (Local Class 98).
3834/0502SV	BANDOLINO (Word Mark)	10/5/2001	1852/2000	5/10/2001	244	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00012SV01	BANDOLINO (Word Mark)	10/2/2002	200202046	3/15/2005	66-Bk. 35	REGISTERED	35
	35 - Retail shoe store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 28

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EL SALVADOR continued...
T00012SV02	BANDOLINO (Word Mark)			10/17/2001	Bk 141 413/414	REGISTERED	25
	25 - Articles of clothing, including boots, shoes and slippers.
3834/0504SV	CALICO	3/15/2000	1856/2000	10/5/2001	Book140p283-84	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0505SV	CALICO	3/15/2000	1857/2000	10/5/2001	Bk140pp285-86	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T30233SV00	CIRCA JOAN & DAVID	6/29/2005	2005050049	2/1/2006	8571718	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233SV01	CIRCA JOAN & DAVID	6/29/2005	2005050050	2/1/2006	15734	REGISTERED	25
	25 - Footwear
T30233SV02	CIRCA JOAN & DAVID	6/30/2005	2005050119	2/1/2006	239/564/794/89	REGISTERED	35
	35 - Retail store services
T00055SV03	EASY SPIRIT (Tradename)	12/6/2002	2002029455	9/27/2004	116 Bk2	REGISTERED	LC
	LC — LOCAL CLASS- A commercial establishment destined to expand the store and distribution of the services of the applicant that consists of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, Jewelry and watches. Bags, handbags, purses, credit cards holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers,
T00055SV00	EASY SPIRIT (Word Mark)	10/2/2002	2002028047	1/10/2005	147BK29	REGISTERED	35
	35 - Retail shoe store services.
T00055SV01	EASY SPIRIT (Word Mark)	10/2/2002	2002028049	8/13/2004	7BK18pp15-16	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00055SV02	EASY SPIRIT (Word Mark)	10/2/2002	2002028055	3/12/2004	78 bK.11	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00055SV04	EASY SPIRIT (Word Mark)	5/25/2005	2005048883	1/10/2006	225BK54	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass chains, eyeglass cords, eyeglass cases, eyeglass frames
T00055SV05	EASY SPIRIT (Word Mark)	5/25/2005	2005048884	1/10/2006	233 BK.54	REGISTERED	14
	14 - Jewelry and watches
T30198SV00	EASY SPIRIT COMFORT 2 (Stylized)	11/8/2004	2004-044487		148bk37 PP 333	REGISTERED	25
	25 - Footwear
T30224SV02	ENZO ANGIOLINI (Tradename)		200229452	1/24/2005	248BK2pp497-498	REGISTERED	42
	42 - A commercial establishment destined to expand the store and distribution of the services of the applicant that consists of Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, jewelry and watches. Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves,
T30224SV00	ENZO ANGIOLINI (Word Mark)	9/2/2002	2002028053	10/18/2004	176 Bk 23	REGISTERED	14
	14 - Jewelry and Watches
T30224SV01	ENZO ANGIOLINI (Word Mark)	9/2/2002	2002028055	10/18/2004	206 Bk 23	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
3834/0499	ENZOANGIOLINI (Word Mark)	3/15/2000	2000001853	10/10/2001	32 Book 141	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 29

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EL SAL VADOR continued...
T30224SV04	ENZO ANGIOLINI (Word Mark)	9/2/2002	2002028048	1/10/2005	145 BK 29	REGISTERED	42
	42 – Retail Store Services
T30224SV05	ENZO ANGIOLINI (Word Mark)	9/2/2002	200208050	11/24/2004	2004 Bk 23	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30232SV00	MOOTSIES TOOTSIES	6/29/2005	2005050045	2/1/2006	249/56/499/500	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232SV01	MOOTSIES TOOTSIES	6/29/2005	2005050046	2/1/2006	35778	REGISTERED	25
	25 - Footwear
T30232SV02	MOOTSIES TOOTSIES	7/18/2005	na	2/1/2006	232/56/465/466	REGISTERED	35
	35 - Retail store services
T30202SV00	NINE WEST (Word Mark)	10/2/2002	2002028054	10/13/2004	118Bk. 23pp243-	REGISTERED	09
	09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
T30202SV01	NINE WEST (Word Mark)	9/20/2002	2002027854	5/12/2004	93bk13 PP191-92	REGISTERED	14
	14 - Watches and jewelry
T30202SV02	NINE WEST (Word Mark)	12/6/2002	2002029451	11/17/2005	140BK4Pp281-2	REGISTERED	LC
	LC — Trade Name A commercial establishments destined to expand the store and distribution of the services of the applicant that consists of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords. Jewelry and watches. Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, cannas shoes, rubber shoes, boots, sandals, slippers,
T30202SV03	NINE WEST (Word Mark)	7/9/2002	2002028051	3/9/2004	248bK 10	REGISTERED	25
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.
T30202SV04	NINE WEST (Word Mark)	7/9/2002	2002028051	7/9/2002	70Bk156P153-154	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0497SV	NINE WEST (Word Mark)	3/15/2000	1851/2000	7/9/2001	148BK138 299030	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0498SV	NINE WEST (Word Mark)	3/15/2000	2002022300	12/6/2004	47Bk188pp97-98	REGISTERED	42
	42 - Retail store services.
3834/0185SV0	NINE WEST LOGO	8/12/1997	4722/97	7/9/2002	70 Bk156pp153-4	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30232SV03	SAM & LIBBY	6/29/2005	2005050047	2/1/2006	246/56/493/494	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232SV04	SAM & LIBBY	6/29/2005	2005050048	3/16/2006	243/59/495-496	REGISTERED	25
	25 - Footwear
T30232SV05	SAM & LIBBY	6/30/2005	2005050118	3/16/2006	260/56	REGISTERED	35
	35 - Retail store services
T30315SV00	STUDIO 9 (Word Mark)	1/20/2006	2006054927	8/8/2006	78 bk.67 PP 161	REGISTERED	25
	25 - Clothing, footwear, headgear
3834/050SV	WESTIES	3/15/2000	1855/2000	9/20/2001	Bk139Pg201-202	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 30

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EL SALVADOR continued...
3834/0507SV	WESTIES	3/15/2000	1854/2000	10/10/2001	33 Bk141 67/8	REGISTERED	25
	25 - Clothing, including boots, shoes and slipper.
ESTONIA
T20141EE0	EASY SPIRIT LOGO	8/2/1994	94-01583	2/21/1997	22485	REGISTERED	25
	25 - Footwear, namely shoes and boots.

EUROPEAN UNION (CTM)
3834/0041	9 WEST	8/13/1998	000903419	8/13/1998	000903419	REGISTERED	09,14,18 25

	09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.

3834/0103	9 & CO. (Word Mark)	8/22/1997	000617019	8/22/1997	617,019	REGISTERED	18,25,35

	18 - Handbags, carrying cases, suitcases and travelling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps.
	25 - Clothing, footwear, headgear.
	35 - The bringing together, for the benefit of others, of handbags, carrying cases, suitcases and traveling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps, clothing, footwear and headgear (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
3834/0040	9 & CO. (Word Mark)	8/13/1998	000903336	8/13/1998	000903336	REGISTERED	14,18,25 9

	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	9 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
3834/0436/EU	ANTI-GRAVITY	2/3/2000	001493832	2/3/2001	001493832	REGISTERED	18,25
	18 - All goods in the Class.
	25 - All goods in the Class.
3834/0035EU	BANDOLINO (Word Mark)	8/13/1998	000903518	8/13/1998	000903518	REGISTERED	14,18,25
	14 - All goods in the Class.
	18 - All goods in the Class.
	25 - All goods in the Class.
T30441EU00	BOUTIQUE 9	1/5/2007	005599031	1/5/2007	005599031	REGISTERED	14,18,25 35
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
	35 - Advertising; business management; business administration; office functions; retail store services in the field of precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags; clothing, footwear,
T30311EU00	CHELSEA COBBLER			1/7/1998	715,961	REGISTERED	14,18,25

	14 - Jewelry; imitation jewelry; costume jewelry; watches; clocks; parts and fittings for all the aforesaid goods
	18 - Handbags; purses; wallets; back packs; shoulder bags’ key cases
	25 - Boots; shoes; slippers; sandals; footwear; hosiery; socks; articles of clothing; gloves; mittens; scarves; shawls; headwear; hats; caps.
T30232EU00	CIRCA COMFORT 365	6/22/2004	3896206	10/18/2005	3896206	REGISTERED	14,18,25
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 31

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
T30233EU02	CIRCA JOAN & DAVID	1/15/2004	3613122	3/7/2005	3613122	REGISTERED	14,18,25
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
T30233EU03	CIRCA JOAN & DAVID & Design	1/15/2004	3613131	5/18/2005	3613131	REGISTERED	14,18,25
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
T00033EU00	CLOUD 9 NINE WEST	11/5/1998	000978353	11/5/1998	000978353	REGISTERED	18,25
	18 - Goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas parasols, walking sticks, whips, harness and saddlery,
	25 - Clothing, footwear, headgear.
T20073EU01	CLOUD NINE (Word Mark)	3/17/1998	001549518	9/6/1999	001549518	REGISTERED	18,25
	18 - Umbrellas, parasols and walking sticks.
	25 - Articles of clothing excluding socks, leisure wear and casual wear, articles of sport clothing, headgear, articles of underclothing; lingerie.
T30243EU00	COMFORT 2 (Stylized)	10/14/2004	004068301	10/14/2004	004068301	REGISTERED	25
	25 - Footwear.
T00055EU00	EASY SPIRIT (Word Mark)	10/31/2003	003515351	6/21/2005	003515351	REGISTERED	09,14,35
	09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
	14 - Precious metals, jewelry
	35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer service information.
3834/0036/EU00	EASY SPIRIT (Word Mark)	8/13/1998	000906016	8/13/1998	000906016	REGISTERED	18,3,25
	18 - All goods in the Class.
	3 - All goods in the Class.
	25 - All goods in the Class.
3834/0037EU01	EASY SPIRIT ANTI-GRAVITY	8/13/1998	000906024	8/13/1998	000906024	REGISTERED	03,18,25
	03 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery; essential oils, cosmetics, hair lotions; dentifrices.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear and headgear.
T30198EU00	EASY SPIRIT COMFORT 2	10/14/2004	004068193	10/14/2004	004068193	REGISTERED	25
	25 - FOOTWEAR
T30224EU00	ENZO ANGIOLINI (Word Mark)	10/31/2003	003515772	5/13/2005	003515772	REGISTERED	03,14,35
	03 - All goods in the class
	14 - All goods in the class
	35 - All services in the class
3834/0038/EU	ENZO ANGIOLINI (Word Mark)	8/13/1998	000906065	8/13/1998	000906065	REGISTERED	18,25,09
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
T30233EU00	JOAN & DAVID	4/1/1996	000085357	4/16/1998	85357	REGISTERED	18,25
	18 - Handbags, namely, ladies handbags, and small leather articles, namely, wallets and key containers; umbrellas
	25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
T30233EU05	JOAN & DAVID	3/11/2002	2610350	6/26/2003	2610350	REGISTERED	16,35,42
	16 - All goods in class.
	35 - All services in class.
	42 - All services in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 32

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EUROPEAN UNION (CTM) continued...
T30232EU02	MOOTSIES TOOTSIES	4/26/2005	004419065	2/20/2006	004419065	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
	25 - Footwear
	35 - Retail store services featuring apparel, footwear handbags, leather goods and accessories
T30259EU00	NINE WEST & 9 Design	11/5/2004	004111217	11/5/2004	004111217	REGISTERED	09,14,18,25
	09 - Eyewear and sunglasses
	14 - Jewelry, watches and clocks
	18 - Handbags, small leather goods
	25 - Clothing, footwear and accessories
T30202EU00	NINE WEST (Word Mark)	3/1/2002	002602696	12/18/2003	002602696	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils in International Class 3.
T30202EU01	NINE WEST (Word Mark)	10/31/2003	003514081	3/15/2005	003514081	REGISTERED	35
	35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer service information.
3834/0042	NINE WEST (Word Mark)	8/13/1998	000906073	8/13/1998	000906073	REGISTERED	14,18,25,09
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
	09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
T30259EU05	NINE WEST 9 & Design	11/5/2004	004111233	2/3/2006	004111233	REGISTERED	09,14,18,25
	09 - Eyewear and sunglasses
	14 - Jewelry, watches and clocks
	18 - AMENDED GOODS: SMALL LEATHER GOODS INCLUDED IN CLASS 18
	25 - AMENDED GOODS: Footwear, clothing, belts, gloves, mittens, hats, kerchiefs, scarves and shawls.
3834/0002EU	NW NINE WEST MEN and Arrow Design	7/8/1998	870857	12/10/1999	870857	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Men’s footwear
T30192EU00	PAPPAGALLO (Word Mark)	10/31/2003	003514031	4/12/2005	003514031	REGISTERED	18,25,35
	18 - All goods in the class.
	25 - All goods in the class.
	35 - All services in the class.
T30312EU00	RAYNE (in the name of The Shoe Studio Group)			7/31/1997	2593	REGISTERED	25
	25 - Footwear
T30232EU05	SAM & LIBBY	4/26/2005	004419073	4/26/2006	004419073	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty.
	25 - Footwear
	35 - Retail store services featuring apparel, footwear handbags, leather goods and accessories

FEDERATION OF RUSSIA

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 33

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FEDERATION OF RUSSIA continued...
T30280RU00	BRIDGET SHUSTER	7/5/2005	2005716359	7/5/2005	317396	REGISTERED	18,25,35
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
	35 - retail store services
T30233RU00	CIRCA JOAN & DAVID	4/22/2005	2005709576	6/5/2006	307955	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T00055RU00	EASY SPIRIT (Word Mark)	3/18/2005	2005705900	6/1/2006	307808	REGISTERED	18,25,35
	18 - Handbags, purses, attache cases, briefcases, school bags,tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport
	25 - Clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slippers; and belts.
	35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and purchase those goods, namely retail store services and online retail store services.
3834/687RU0	EASY SPIRIT LOGO	4/4/1991	134075	4/4/1991	100632	REGISTERED	25
	25 - Footwear.
T30224RU00	ENZO ANGIOLINI (Word Mark)	3/18/2005	2005705901	3/31/2006	304042	REGISTERED	09,18,25 35
	09 - Eyewear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport
	25 - Footwear, clothing and headgear; clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slippers; and belts.
	35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and purchase those goods, namely retail store services and online retail store services.
T20175RU00	GAROLINI	7/5/2005	2005716357	8/31/2006	312927	REGISTERED	18,25
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
T30233RU01	JOAN & DAVID	7/7/2005	2005716358	12/21/2006	318613	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
	35 - Retail store services
T30232RU00	MOOTSIES TOOTSIES	4/22/2005	2005709577	8/9/2006	311964	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T30202RU00	NINE WEST (Word Mark)	10/12/2006	2006729404	2/21/2008	344388	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 34

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FEDERATION OF RUSSIA continued...
T30202RU01	NINE WEST (Word Mark)	3/18/2005	2005705902	6/1/2006	307809	REGISTERED	09,14,18
							25,35
	09 - Eye wear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Jewelry and watches.
	18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport
	25 - Clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slippers; and belts.
	35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and purchase those goods, namely retail store services and on-line retail store services.
T30192RU00	PAPPAGALLO (Word Mark)	7/5/2005	2005716354	7/5/2005	313482	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Sales promotion and commercial operations related to wholesale and retail services.
T30232RU03	SAM & LIBBY	4/22/2005	2005709575	7/13/2006	310457	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - Retail store services
T00193RU00	SELBY	7/5/2005	2005716355	10/24/2006	315558	REGISTERED	25
	25 - Footwear
T15982RU00	WESTIES	7/5/2005	2005716356	8/31/2006	312891	REGISTERED	25
	25 - Footwear

FINLAND
T20141FI0	EASY SPIRIT LOGO	12/7/1992	5770/92	12/7/1993	129410	REGISTERED	25
	25 - Footwear.
3834/0543	GOLD CROSS	3/21/1975	1420/75	1/21/1990	71708	REGISTERED	25
	25 - Footwear and parts therefor falling into Class 25.

FRANCE
T20007FR0	9 WEST (Word Mark)	1/22/1985	728540	1/22/1985	1296533	REGISTERED	25
	25 - All goods in Class 25, heading of which is: Clothing, footwear, headgear.
3834/0021	9 WEST (Word Mark)	8/6/1998	98745202	8/6/1998	98745202	REGISTERED	14
	14 - Jewelry and watches.
T20011FR0	9 WEST LOGO	1/22/1985	728538	1/22/1985	1296531	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0709	BANDOLINO (Stylized)	4/2/1991	1653424	4/2/1991	1653424	REGISTERED	18
	18 - Handbags, wallets, purses and credit card holders.
3834/0441	BANDOLINO (Word Mark)	2/16/1990	188662	2/16/1990	1,575,911	REGISTERED	25
	25 - Footwear.
T20062FR0	CALICO LOGO	1/24/1985	728959	1/24/1985	1296858	REGISTERED	25
	25 - Shoes.
3834/0086	EASY SPIRIT (Word Mark)	9/7/1988	952985	9/7/1988	1487196	REGISTERED	25
	25 - Footwear and footwear articles.
T20150FR0	ENZO ANGIOLINI (Word Mark)	1/21/1985	728415	1/21/1985	1296461	REGISTERED	25
	25 - All articles of footwear, boots, shoes and slippers.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 35

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FRANCE continued...
3834/0443	GAROLINI	2/22/1980	545420	2/20/1990	1,576,299	REGISTERED	25
	25 - Women’s shoes.
T30233FR01	JOAN & DAVID	7/9/1993	93475859	6/11/2003	93475859	REGISTERED	18,42
	18 - Handbags
	42 - Retail store services
T30233FR00	JOAN AND DAVID	3/4/1991	na	3/4/1991	1647828	REGISTERED	025,018
	025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
	018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
T30237FR00	JOAN HELPERN SIGNATURE and Design	11/8/1994	94543743	11/8/2004	94543743	REGISTERED	18,25,35 42
	18 - Leather and imitation leather, products of these substances not included ‘in other classes; handbags, trunks and valises
	25 - footwear and clothing
	35 - Retail store services
	42 - Designing of clothing and footwear
3834/0031	NINE WEST (Word Mark)	8/6/1998	98745203	8/6/1998	98745203	REGISTERED	14
	14 - Jewelry and watches.
T20247FR1	NINE WEST LOGO	11/12/1992	92441378	11/12/1992	92441378	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, footwear, headgear
T20264FR0	PAPPAGALLO (Word Mark)	10/23/1974	183098	10/23/1974	1287560	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T30232FR00	SAM & LIBBY			2/6/1991	1699628	REGISTERED	03,14,18 25

	03 -
	14 -
	18 -
	25 -
T30232FR01	SAM & LIBBY			8/2/1988	1604391	REGISTERED	25
	25 - Footwear
3834/0516	SELBY	3/29/1990	199135	3/29/1990	1,584,071	REGISTERED	25
	25- Footwear.
T20382FR0	WESTIES	1/22/1985	728539	1/22/1985	1296532	REGISTERED	25
	25- All goods in Class 25, heading of which is: Clothing, footwear, headgear.

GEORGIA
3834/005/GE	EASY SPIRIT (Logo)	8/26/1994	007653/03	6/4/1998	9564	REGISTERED	25
	25 - Footwear.

GERMANY
T00012DE00	BANDOLINO (Word Mark)	7/18/1991	U8198/18Wz	8/24/1993	2043149	REGISTERED	18
	18 - Handbags, wallets, purses and credit card holders.
3834/0650	BANDOLINO (Word Mark)	8/4/1980	U5510/25Wz	12/4/1981	1026324	REGISTERED	25
	25 - Boots and shoes.
T20062DE0	CALICO LOGO	1/25/1985	F33306/25Wz	10/14/1988	1129037	REGISTERED	25
	25 - Shoes made of leather, imitation leather and combinations thereof.
T20076DE0	COBBlE	9/13/1988	U7336/25Wz	5/30/1989	1140414	REGISTERED	25
	25 - Footwear.

Owner Trademark Report by Mark	Printed:	5/7/2009	Page 36

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GERMANY continued...
T20127DE0	EASY SPIRIT (Word Mark)	5/27/1988	U7262/25Wz	3/17/1993	1187230	REGISTERED	25
	25 - All kinds of shoes and orthopedic shoes.
T20150DE0	ENZO ANGIOLINI (Word Mark)	1/23/1985	E24854/25Wz	1/30/1986	1087268	REGISTERED	25
	25 - Footwear, shoes and slippers, all goods manufactured to an Italian design.
T20175DE0	GAROLINI	3/19/1983	U6045/25Wz	9/29/1983	1054153	REGISTERED	25
	25 - Footwear (except woven and knitted footwear).
T30233DE01	JOAN & DAVID	9/28/1990	na	9/28/1990	653440	REGISTERED	18,25,21 9

	18 - Handbags
	25 - Footwear
	21 - All goods in class
	9 - Eyewear
T30233DE00	JOAN AND DAVID	5/31/2001	na		1033179	REGISTERED	025
	025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
3834/0424	JOYCE	11/21/1949	N/A	6/19/1951	608201	REGISTERED	25
	25 - Footwear, namely shoes, slippers and sandals made of leather, woven fabric, rubber, cork or any combination of these materials.
3834/0651	MIRAMONTE	8/4/1980	U5509/25Wz	4/5/1982	1,031,774	REGISTERED	25
	25 - Boots and shoes.
T20247DE0	NINE WEST LOGO	8/29/1995	39535337.8	8/29/1996	39535337	REGISTERED	18
	18 - Leather and imitations of leather as well as goods made of leather and imitations of leather, namely, bags (as far as included in Class 18 ), handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
T20247DE1	NINE WEST LOGO	11/19/1992	N 25318/25Wz	6/16/1993	2045014	REGISTERED	25
	25 - Shoes.
T20264DE0	PAPPAGALLO (Word Mark)	2/24/1965	N/A	4/5/1966	818001	REGISTERED	25
	25 - Boots, shoes, house-shoes, all referred goods of Italian origin or destined for export to Italian speaking countries
T30232DE00	SAM & LIBBY		na	1/30/1990	1185486	REGISTERED	03,14,18 25

	03 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
	25 -.AII goods in class.
T30232DE01	SAM & LIBBY		na	8/2/1988	1141670	REGISTERED	25
	25 - All goods in class.
3834/0536	SELBY	4/18/1980	U5436/25Wz	2/16/1981	1,014,283	REGISTERED	25
	25 - Boots and shoes.
T20382DE0	WESTIES	1/19/1985	F33295/25Wz	2/10/1989	1134530	REGISTERED	25
	25 - Leather shoes both for women and growing girls and both for dress and casual wear.

GREECE
T20011GR0	9 WEST LOGO	3/3/1983	74145	3/3/1983	74145	REGISTERED	25
	25 - All goods in Class 25.
T20062GR0	CALICO LOGO	1/30/1985	79066	1/30/1985	79066	REGISTERED	25
	25 - Shoes.
3834/0648	EASY SPIRIT LOGO	7/27/1990	100094	7/27/1990	100094	REGISTERED	25
	25 - Footwear.
T20247GR0	NINE WEST LOGO	11/27/1992	11642	11/27/1992	11642	REGISTERED	25
	25 - All goods in Class 25, Le. clothes, footwear and headwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 37

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GREECE continued...
T20264GR0	PAPPAGALLO (Word Mark)	12/28/1974	54019	12/28/1974	54019	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T20382GR0	WESTIES	1/30/1985	79067	1/30/1985	79067	REGISTERED	25
	25 - All goods in Class 25.
GUATEMALA
3834/0480	9 & CO. (Word Mark)	3/8/2000	M-1738-2000	11/17/2000	108273	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
3834/0479	9 & CO. (Word Mark)	3/8/2000	M-1760-2000	10/17/2000	107,008	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00012GT01	BANDOLINO (Word Mark)	3/8/2000	6937-2002	1/19/2004	127,385	REGISTERED	35
	35 - Wholesale store services
T00012GT03	BANDOLINO (Word Mark)			8/13/2003	125,153	REGISTERED	18
	18 - All goods in class.
3834/0481	BANDOLINO (Word Mark)	10/10/2000	6905-2002	10/10/2000	106477	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0482	BANDOLINO (Word Mark)	3/8/2000	2000-01741	5/12/2004	129,591	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers
T30441GT00	BOUTIQUE 9	1/10/2007	M-146-2007	7/25/2007	150981	REGISTERED	14
	14 - All goods in class.
T30441GT01	BOUTIQUE 9	1/10/2007	M-147-2007	7/25/2007	150982	REGISTERED	18
	18 - All goods in class.
3834/0483	CALICO	3/8/2000	M-1756-2000	10/13/2000	106,992	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0484	CALICO	3/8/2000	M-1761-2000	10/17/2000	107,029	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T30233GT00	CIRCA JOAN & DAVID	4/22/2005	M26342005	11/20/2005	139159	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233GT01	CIRCA JOAN & DAVID	4/22/2005	M26352005	5/23/2006	142477	REGISTERED	25
	25 – Footwear
T30233GT02	CIRCA JOAN & DAVID	4/22/2005	M26332995	1/31/2006	140210	REGISTERED	35
	35 - Retail store services
T00055GT01	EASY SPIRIT (Word Mark)	10/25/2002	133505	1/5/2005	133505	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking sticks;
T00055GT03	EASY SPIRIT (Word Mark)		125171	8/17/2003	125171	REGISTERED	35
	35 - Wholesale store services.
T00055GT04	EASY SPIRIT (Word Mark)		125196	8/18/2003	125196	REGISTERED	25
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters” sweatshirts, sweat pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, wins\breakers, parkas, rainwear, stocking, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, handkerchiefs
T00055GT06	EASY SPIRIT (Word Mark)	5/25/2005	m-3446-2005	1/30/2006	140190	REGISTERED	09
	09 - Sunglasses and eyewear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 38

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GUA TEMALA continued...
T00055GT07	EASY SPIRIT (Word Mark)	5/25/2005	m-3447-2005	1/17/2006	139712	REGISTERED	14
	14 — Jewelry and watches
T30099GT00	ENZO ANGIOLINI (Word Mark)	10/25/2002	N/A	8/18/2003	125220	REGISTERED	09
	09 — Eyewear, including sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, and eyeglass cords.
T30224GT00	ENZO ANGIOLINI (Word Mark)			9/1/2003	125530	REGISTERED	35
	35 — Wholesale store services
T30224GT01	ENZO ANGIOLINI (Word Mark)			8/19/2003	125259	REGISTERED	35
	35 - Retail store services
T30224GT02	ENZO ANGIOLINI (Word Mark)			8/18/2003	125220	REGISTERED	9
	9 - All goods in class.
3834/0478	ENZO ANGIOLINI (Word Mark)	3/8/2000	M-1759-2000	10/17/2000	107024	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T00065GT00	ENZO ANGIOLlNI- Industrial Commercial Mark	10/25/2002	na	8/18/2003	125220	REGISTERED	09
	09 - All goods in class.
T00065GT01	ENZO ANGIOLlNI- Industrial Commercial mark	10/25/2002	na	9/1/2003	125510	REGISTERED	14
	14 - All goods in class.
T00065GT02	ENZO ANGIOLlNI- Industrial Commercial Mark			8/18/2003	2003-01723	REGISTERED	18
	18 - Commercial mark for Class 18 goods.
T00065GT03	ENZO ANGIOLlNI- Industrial Commercial mark	10/25/2002	6895-2002	5/26/2004	129838	REGISTERED	25
	25 - Clothing, headgear, footwear.
3834/0689	JOYCE CALIFORNIA	2/16/1990	N/A	11/7/1990	62919	REGISTERED	25
	25 - Women’s shoes.
T20208GT0	JOYCE DESIGN	5/22/1946	N/A	12/13/1987	33648	REGISTERED	25
	25 - Footwear, namely, shoes, slippers, and sandals made of leather, fabric, rubber, or cork, and/or of combinations of said materials.
T30232GT00	MOOTSIES TOOTSIES	4/22/2005	M26392005	11/16/2005	139055	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232GT02	MOOTSIES TOOTSIES	4/22/2005	M26382005	11/15/2005	139076	REGISTERED	35
	35 - Retail store services
T30202GT03	NINE WEST (Word Mark)	12/17/2003	2002-06939	12/17/2003	127141	REGISTERED	35
	35 - Wholesale store services.
3834/0477	NINE WEST (Word Mark)	3/8/2000	M-1758-2000	10/12/2000	106,504	REGISTERED	35
	35 - Retail store services.
3834/0530	NINE WEST (Word Mark)	4/12/2000	M-2906-2000	11/29/2000	107,901	REGISTERED	42
	42 - Computerized on-line retail store services featuring cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.
3834/0529	NINE WEST (Word Mark)	4/12/2000	M-2908-2000	11/29/2000	107,899	REGISTERED	25
	25 - All goods in the Class.
3834/0476	NINE WEST Industrial-Commercial mark	3/8/2000	M-1751-2000	10/10/2000	106,481	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 39

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GUATEMALA continued...
T15867GT43	NINE WEST Industrial-Commercial mark	10/25/2003	6895-2002	8/21/2003	125288	REGISTERED	25
	25 - Clothing, headgear, footwear
T15867GT44	NINE WEST Industrial-Commercial mark			8/13/2003	125133	REGISTERED	35
	35 - Retail store services.
T15867GT45	NINE WEST Industrial-Commercial mark	10/25/2002	na	8/13/2003	125137	REGISTERED	14
	14 - All goods in class.
T15867GT46	NINE WEST Industrial-Commercial mark	10/25/2002	na	8/18/2003	125197	REGISTERED	9
	9 - All goods in class.
T30232GT03	SAM & LIBBY	4/22/2005	139152	11/21/2005	139152	REGISTERED	18
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232GT04	SAM & LIBBY	4/22/2005	M26372005	11/21/2005	139155	REGISTERED	25
	25 – Footwear
T30232GT05	SAM & LIBBY	4/22/2005	M26292995	9/21/2005	138054	REGISTERED	35
	35 - Retail store services
T30315GT00	STUDIO 9 (Word Mark)			8/21/2006	144481	REGISTERED	25
	25 - Clothing, footwear, headgear
3834/0531	WESTIES	4/12/2000	M-2907-2000	11/24/2000	108298	REGISTERED	35
	35 - Computerized on-line retail store services featuring cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.
T15982GT01	WESTIES			4/17/2001	110562	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T15982GT03	WESTIES	11/23/2001	2001-08542	1/19/2004	127,420	REGISTERED	35
	35 - Retail Store Services in the area of cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.

GUERNSEY
T30202GG00	NINE WEST (Word Mark)	6/19/2001	2160239	6/19/2001	2160239	REGISTERED	09
	09 - Sunglasses. Eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
3834/0704GG	NINE WEST (Word Mark)	6/26/2001	2174122A	8/6/1998	2174122a	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith: not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches.
3834/0702GG	NINE WEST LOGO	6/26/2001	2031891	8/29/1995	2031891	REGISTERED	18
	18 – Good made of leather and imitations of leather; bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks
T30100GG01	NINE WEST LOGO	6/19/2001	1518898	6/19/2001	1518898	REGISTERED	25
	25 - Footwear; being articles of clothing for women; all included in Class 25.

HAITI
T00012HT01	BANDOLINO (Word Mark)			5/10/2003	D-5417	REGISTERED	25
	25 - All goods in class.
T00012HT02	BANDOLINO (Word Mark)		116	5/10/2003	5416	REGISTERED	18
	18 - All goods in class.
T00012HT04	BANDOLINO (Word Mark)			5/10/2003	5418	REGISTERED	42
	42 - All services in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 40

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HAITI continued...
T00055HT00	EASY SPIRIT (Word Mark)			5/10/2004	5419	REGISTERED	18
	18 - All goods in class.
T00055HT01	EASY SPIRIT (Word Mark)			5/10/2004	5420	REGISTERED	25
	25 - All goods in class.
T00055HT02	EASY SPIRIT (Word Mark)			5/10/2004	5421	REGISTERED	42
	42 - All services in class.
T30099HT00	ENZO ANGIOLlNI (Word Mark)			5/10/2004	5424	REGISTERED	18
	18 -
T30224HT00	ENZO ANGIOLlNI (Word Mark)			5/10/2004	5423	REGISTERED	14
	14 - All goods in class.
T30224HT01	ENZO ANGIOLlNI (Word Mark)			5/10/2004	5422	REGISTERED	09
	09 - All goods in class.
T30224HT02	ENZO ANGIOLlNI (Word Mark)			5/10/2004	5425	REGISTERED	25
	25 - All goods in class.
T30224HT03	ENZO ANGIOLlNI (Word Mark)			5/10/2004	5426	REGISTERED	42
	42 - All services in class.
T30202HT00	NINE WEST (Word Mark)			5/10/2004	5427	REGISTERED	09
	09 - All goods in class
T30202HT01	NINE WEST (Word Mark)			5/10/2004	5428	REGISTERED	14
	14 - All goods in class.
T30202HT02	NINE WEST (Word Mark)			8/27/2003	5429	REGISTERED	18
	18 - All goods in class.
T30202HT03	NINE WEST (Word Mark)			5/10/2004	5430	REGISTERED	25
	25 - All goods in class.
T30202HT04	NINE WEST (Word Mark)			5/10/2004	5431	REGISTERED	42
	42 - All goods in class.

HONDURAS
3834/0469HN	9 & CO. (Word Mark)	3/2/2000	4008/2000	11/23/2000	79,911	REGISTERED	25
	25 - Clothing, footwear and headgear.
3834/0468HN	9 & CO. (Word Mark)	3/2/2000	4010/2000	11/23/2000	79,910	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T20007HN0	9 WEST (Word Mark)	8/6/1993	7493/93	3/23/1994	59550	REGISTERED	25
	25 - Shoes, all forms of footwear, clothing, headgear.
3834/0470HN	BANDOLlNO (Word Mark)	3/2/2000	4007/2000	11/23/2000	79,904	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in Other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/047HN	BANDOLlNO (Word Mark)	3/2/2000	4006/2000	11/23/2000	79,905	REGISTERED	25
	25 - Clothing, footwear and headgear.
T30441HN00	BOUTIQUE 9	1/5/2007	389/2007	8/7/2007	101722	REGISTERED	14
	14 - All goods in class.
T30441HN01	BOUTIQUE 9	1/5/2007	390/2007	8/7/2007	101.842	REGISTERED	18
	18 - All goods in class.

\

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 41

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONDURAS continued...
3834/0472	CALICO	3/2/2000	4005/2000	11/23/2000	79,888	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0473	CALICO	3/2/2000	4004/2000	11/8/2000	79,684	REGISTERED	25
	25 - Clothing, footwear and headgear.
T30233HN00	CIRCA JOAN & DAVID	4/21/2005	7663	3/8/2006	96579	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233HN01	CIRCA JOAN & DAVID	4/21/2005	7662	3/8/2006	96568	REGISTERED	25
	25 - Footwear
T30233HN02	CIRCA JOAN & DAVID	4/21/2005	7664	3/13/2006	11257	REGISTERED	35
	35 - Retail store services
T00055HN00	EASY SPIRIT (Word Mark)	6/6/2005	12227-05	2/28/2006	96.338	REGISTERED	09
	09 - Sunglasses and eyewear
T00055HN01	EASY SPIRIT (Word Mark)	5/13/2005	9898-2005	2/21/2008	103.848	REGISTERED	25
	25 - Clothing, footwear, headgear
T00055HN03	EASY SPIRIT (Word Mark)	5/13/2005	9900-05	4/25/2006	96.969	REGISTERED	14
	14 - Jewelry and watches
T00055HN04	EASY SPIRIT (Word Mark)	5/13/2005	9901-05	2/9/2006	96013	REGISTERED	35
	35 - Retail store services
3834/0089	ENZO ANGIOLINI (STYLIZED)	8/6/1997	9079/97	3/26/1998	71,188	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0467	ENZO ANGIOLINI (Word Mark)	3/2/2000	4012/2000	11/23/2000	79,898	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T20208HN0	JOYCE DESIGN	1/16/1980	15395-2004	9/10/1984	43714	REGISTERED	25
	25 - Footwear, men’s shoes, shoes, slippers and sandals made from leather, fabric, rubber or cork and/or the combinations of said materials, clothing in Class 25.
T30232HN01	MOOTSIES T00TSIES	4/21/2005	7666	3/1/2006	96418	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232HN02	MOOTSIES T00TSIES	4/21/2005	7658	2/9/2006	96016	REGISTERED	25
	25 - Footwear
T30202HN00	NINE WEST (Word Mark)	2/19/2004	3176/2004	2/25/2005	93525	REGISTERED	25
	25 - Clothing, shoes, headgear
96	NINE WEST (Word Mark)	6/6/2005	12226-05	2/9/2006	96014	REGISTERED	09
	09 - Sunglasses and eyewear
T30202HN02	NINE WEST (Word Mark)	5/13/2005	9902-05	2/17/2006	11188	REGISTERED	14
	14 - Jewelry and watches
3834/0466HN	NINE WEST (Word Mark)	3/2/2000	4011/2000	11/23/2000	79,909	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30202HN04	NINE WEST (Word Mark)	5/13/2005	9903-05	3/3/2006	11234	REGISTERED	35
	35 - Retail store services
3834/0234	NINE WEST LOGO	4/28/1995	4288/95	3/15/1996	3479	REGISTERED	42
	42 - Retail store services for footwear, purses and handbags.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 42

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONDURAS continued...
3834/0233	NINE WEST LOGO	8/6/1993	7492-93	2/17/1994	59360	REGISTERED	25
	25 - Shoes, all kinds of footwear, clothing, headgear.
T30232HN00	SAM & LIBBY	4/21/2005	7667	2/28/2006	96353	REGISTERED	25
	25 - Footwear
T30232HN04	SAM & LIBBY	4/21/2005	7659	3/29/2006	96.816	REGISTERED	18
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232HN05	SAM & LIBBY	4/21/2005	7669	3/3/2006	11215	REGISTERED	35
	35 - Retail store services
3834/0095	SELBY	9/5/1963	N/A	9/5/1993	11.524	REGISTERED	25
	25 - All kinds of footwear and accessories therefor.
T30315HN00	STUDIO 9 (Word Mark)	2/13/2006	6279/2006	12/6/2006	96.101	REGISTERED	25
	25 - Clothing, footwear, headgear
A	WESTIES	3/2/2000	4003/2000	11/8/2000	79,688	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0475	WESTIES	3/2/2000	4002/2000	11/8/2000	79,687	REGISTERED	25
	25 - Clothing, footwear and headgear.

HONG KONG
3834/0017	9 WEST (Word Mark)	8/7/1998	10513/98	8/7/1998	B15430/99	REGISTERED	14
	14 - Jewelry and watches.
T20036HK0	BANDOLINO (Stylized)	8/13/1980	2009/1980	8/13/1980	2204/81	REGISTERED	25
	25 - Footwear.
T00012HK00	BANDOLINO (Word Mark)	8/12/2004	300267147	12/16/2004	300267147	REGISTERED	18,35
	18 - Bags, handbags, purses, credit card holders made of leather or imitation leather, knapsacks, billfolds, wallets, key fobs made of leather or imitation leather, key cases made of leather or imitation leather, travel bags, umbrellas and walking sticks.
	35 - Retail store services in the field of clothing, footwear, headgear, bags, handbags, purses, credit card holders made of leather or imitation leather, knapsacks, billfolds, wallets, key fobs made of leather or imitation leather, key cases made of leather or imitation leather, travel bags, umbrellas and walking sticks.
T00012HK02	BANDOLINO (Word Mark)	8/19/2004	300270837	8/19/2004	300270837	REGISTERED	25
	25 - Clothing, footwear and headgear
T30441HK00	BOUTIQUE 9	1/5/2007	300791497	1/5/2007	300791497	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;

18 - Leather and imitations of leather, and goods made of these materials and not included in other c1asses; animal skins, hides; trunks and traveling bags; handbags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

	25 - Clothing, footwear, headgear
T20059HK0	CALICO	11/9/1994	13143/94	11/9/1994	B10859/96	REGISTERED	42
	42 - Retailing services of footwear, but not including any such goods made of calico, all included in Class 42.
T20059HK1	CALICO	11/9/1994	13142/1994	11/9/1994	B9774/96	REGISTERED	25
	25 - Footwear, but not including any such goods made of calico.
T30233HK00	CIRCA JOAN & DAVID	7/24/2003	300052361	5/28/2004	300052361	REGISTERED	025,018
	025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
	018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
T30233HK01	CIRCA JOAN & DAVID & Design	1/15/2004	300143612	1/15/2004	300143612	REGISTERED	18,25
	18 - Handbags and small leather goods
	25 - Clothing footwear and headgear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 43

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued...
T20073HK01	CLOUD NINE (Word Mark)	8/3/1998	10298/98	8/3/1999	7219/1999	REGISTERED	18
	18 - Goods made of leather and imitations of leather and not included in other classes, bags, handbags, purses, packsacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T30249HK00	COMFORT2 (Stylized)	11/3/2004	300312272	11/3/2004	300312272	REGISTERED	25
	25 - Footwear
T30232HK00	DAVID & DAVID	1/15/2004	300143603	1/15/2004	300143603	REGISTERED	18,42
	18 - Handbags and accessories
	42 - Retail Store Services
T00055HK00	EASY SPIRIT (Word Mark)	5/13/2005	300420416	5/13/2005	300420416	REGISTERED	09,14,18 35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, traveling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, back packs, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks;
	35 - Retail services in relation to (specify all goods filed for in classes 9, 14, 18, 25); the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from a clothing and accessories catalogue by mail order or by means of telecommunications.
T20127HK0	EASY SPIRIT (Word Mark)	9/7/1988	5525/1988	9/7/1988	2621/1992	REGISTERED	25
	25 - Footwear.
T30326HK00	EASY SPIRIT LOGO AND CHINESE LETTERS	5/8/2006	300634040	5/8/2006	300634040	REGISTERED	18,25,35
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags, umbrellas and walking
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.
	35 - Retail store services relating to clothing, footwear, headgear, underwear, rainwear, swimwear, ties, socks, gloves, kerchiefs, mittens, glasses, sun glasses, jewelry, watches, clocks, bags, cases, articles of luggage, traveling bags, purses and wallets, leather goods, umbrellas, walking sticks.
T20150HK1	ENZOANGIOLINI (Word Mark)	10/4/1994	11709/1994	10/4/1994	1535/1996	REGISTERED	42
	42 - Retailing services of footwear and clothing, all included in Class 42 .
3834/0421	ENZO ANGIOLINI (Word Mark)	11/19/1992	18286/92	11/19/1992	4297/1994	REGISTERED	25
	25 - Clothing, outer-clothing and sportswear. Footwear, shoes, boots, moccasins, slippers and sandals. Headgear.
3834/0166	ENZO ANGIOLINI (Word Mark)	3/19/1998	3440/98	3/19/1998	1795/99	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T20175HK0	GAROLINI	3/20/1983	N/A	3/30/1983	2451/1983	REGISTERED	25
	25 - Footwear.
T30233HK02	JOAN & DAVID		12499	10/3/2003	199800596	REGISTERED	25
	25 - Clothing, footwear and headgear
T30233HK04	JOAN & DAVID	11/13/1995	144371995		199800788	REGISTERED	18
	18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
T30233HK05	JOAN & DAVID	3/11/2002	062402004		200406204	REGISTERED	35
	35 - Retail store services
T30233HK06	JOAN AND DAVID	6/2/1988	3259	6/2/1988	B0057/1991	REGISTERED	25
	25 - Clothing, Footwear and Headgear
T30237HK00	JOAN HELPERN SIGNATURE and Design	11/13/1995	14461995	11/13/1995	199911309	REGISTERED	18
	18 - Handbags
T30237HK01	JOAN HELPERN SIGNATURE and Design	10/20/1994	na	10/20/1994	199701830	REGISTERED	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 44

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued...
T20200HK0	JOYCE	6/17/1974	N/A	6/17/1974	1227/1975	REGISTERED	25
	25 - Shoes for women.
T30007HK00	NAPIER (Stylized)	7/12/1995	95/8534	6/17/1997	06488/1997	REGISTERED	14
	14 - NO GOODS LISTED
T30078HK00	NINE & COMPANY (Logo)	2/25/2002	02583/2002	2/25/2002	2004B06465	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, travelling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, back packs, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30078HK01	NINE & COMPANY (Logo)	2/25/2002	02584/2002	2/25/2002	2004B06466	REGISTERED	25
	25 - Clothing, outer clothing, sportswear; footwear, shoes, boots, moccasins, slippers, sandals; headgear.
T30202HK00	NINE WEST (Word Mark)	5/13/2005	300420425	5/13/2005	300420425	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, traveling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, back packs, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks;
	25 - Clothing, footwear, headgear
	35 - Retail services in relation to (specify all goods filed for in classes 9, 14, 18, 25); the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from a clothing and accessories catalogue by mail order or by means of telecommunications.
T30202HK01	NINE WEST (Word Mark)	10/9/2006	300736074	10/9/2006	300736074	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
3834/0423	NINE WEST LOGO	11/19/1992	18285/92	11/19/1992	B05959/94	REGISTERED	25
	25 - Clothing, outer clothing and sportswear; footwear, shoes, boots, moccasins, slippers and sandals. Headgear.
T20247HK1	NINE WEST LOGO	10/4/1994	11707/94	10/4/1994	B3977/96	REGISTERED	18
	18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases of leather or leather board, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
3834/0187	NINE WEST LOGO	3/19/1998	3441/98	3/19/1999	B6316/99	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
3834/0027	NINE WEST LOGO	8/7/1998	10514/98	8/7/1998	B15431/99	REGISTERED	14
	14 - Jewelry and watches.
3834/0569HK	NW NINE WEST	5/29/2000	11871/2000	5/29/2000	B8954/2001	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, small leather goods, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
3834/0570HK	NW NINE WEST	5/29/2000	11872/2000	5/29/2000	B8955/2001	REGISTERED	25
	25 - Clothing, footwear and headgear.
3834/0571HK	HK NW NINE WEST	5/29/2000	11873/2000	5/29/2000	B8956/2001	REGISTERED	35
	35 - Retail store services for footwear, clothing, headgear, belts, jewelry, watches, perfumes, handbags, bags, sport bags, small leather goods, eyewear, linens.
3834/0625HK	NW NINE WEST MEN and Arrow Design	7/17/2000	15794/2000	7/17/2000	B12868/2001	REGISTERED	18
	18 - Goods made of leather and imitations of leather bags, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, brief cases, totes, trunks, back packs, knapsacks, toiletry article cases and travelling bags, umbrellas and walking sticks.
3834/0626HK	NW NINE WEST MEN and Arrow Design	7/17/2000	15795/2000	7/17/2000	B12869/2001	REGISTERED	25
	25 - Clothing, footwear and headgear for men and boys
T20264HK0	PAPPAGALLO (Word Mark)	7/12/1973	853/73	7/12/1973	1391/1974	REGISTERED	25
	25 - Footwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 45

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
HONG KONG continued...
T30232HK04	SAM & LIBBY	7/3/1997	NA	11/11/2001	199300730	REGISTERED	18
	18 - Handbags and leather accessories
T30232HK05	SAM & LIBBY	7/3/1997	NA	7/24/2001	199301187	REGISTERED	25
	25 - Footwear
T30232HK06	SAM & LIBBY	7/3/1997	NA	11/19/2001	199202199	REGISTERED	14
	14 - Jewelry
3834/0357	SHOE STUDIO	10/13/1997	14570/97	10/13/1997	B8275/2000	REGISTERED	35
	35 - Retailing services of footwear, clothing, purses and handbags, all included in Class 42.
3834/0192	SHOE STUDIO	10/13/1997	14569/97	10/13/1997	B6611/99	REGISTERED	25
	25 - Clothing, outer clothing and sportswear, footwear, shoes, boots, moccasins, slippers and sandals.
T20333HK0	SPA NINE WEST (STYLIZED)	10/4/1994	11706/94	10/4/1994	5392/96	REGISTERED	18
	18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T20333HK1	SPA NINE WEST (STYLIZED)	8/25/1994	9853/94	8/25/1994	5954/96	REGISTERED	25
	25 - Clothing, sports clothing. Footwear. Headgear.

HUNGARY
3834/0649	EASY SPIRIT LOGO	7/24/1990	2895/1990	7/24/1990	130741	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
3834/0123	ENZO ANGIOLINI (Word Mark)	11/20/1992	M9205947	11/20/1992	138035	REGISTERED	25
	25 - Clothing articles, footwear, headwear.
T20247HU0	NINE WEST LOGO	11/16/1992	M9205828	11/16/1992	137376	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, footwear, headgear.

ICELAND
T20003IS0	9 & CO. (Logo)	10/25/1996	1294/1996	2/18/1997	233/1997	REGISTERED	18,25
	18 - All goods included in Class
	25 - All goods included in Class
T30441IS00	BOUTIQUE 9	1/4/2007	15/2007	3/5/2007	323/2007	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear
T20127IS0	EASY SPIRIT (Word Mark)	10/8/1996	1196/1996	6/23/1997	696/1997	REGISTERED	18,25
	18 - All goods included in Class.
	25 - All goods included in Class.
T20150IS0	ENZO ANGIOLINI (Word Mark)	10/8/1996	1194/1996	2/18/1997	170/1997	REGISTERED	18,25
	18 - All goods included in Classes 18 and 25.
	25 -
T30202IS00	NINE WEST (Word Mark)		1296/2005	7/4/2005	604/2005	REGISTERED	09,14,18
							25,35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Accessories, handbags and small leather goods
	25 - Clothing, footwear, headgear
	35 - Retail store services

1

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 46

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ICELAND continued...
T20247IS0	NINE WEST LOGO	10/8/1996	1195/1996	2/18/1997	17111997	REGISTERED	18,25
	18 - All goods included in Class.
	25 - All goods included in Class.
T30315IS00	STUDIO 9 (Word Mark)	1/12/2006	99/2006	414/2006	312/2006	REGISTERED	25
	25 - Clothing, footwear, headgear

INDIA
3834/0211	9 WEST (Stylized)	1/31/1985	433193	1/31/1985	433193	REGISTERED	25
	25 - Clothing including boots, shoes and slippers.
3834/0592	BANDOLINO (Word Mark)	5/31/2000	928655	5/31/2000	928655	REGISTERED	25
	25 - All goods in the Class including footwear, headgear, belts and clothing.
3834/0412	CALICO LOGO	11/8/1985	445385	11/8/1985	445385	REGISTERED	25
	25 - Shoes.
T00055IN00	EASY SPIRIT (Word Mark)	4/13/2004	1278363	4/13/2004	1278363	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear, headgear.
3834/0207	ENZO ANGIOLINI (Word Mark)	1/21/1985	432642	1/21/1985	432642	REGISTERED	25
	25 - All forms of footwear, including especially shoes.
3834/0624IN	NINE WEST (Word Mark)	8/14/2000	947751	8/14/2000	947751	REGISTERED	25
	25 - Clothing, footwear, headgear
T20011IN01	NINE WEST (Word)	5/12/2005	1356825	5/12/2005	1356825	REGISTERED	09,14,18
							35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Accessories, handbags, small leather goods
	35 - Retail store services
3834/0235IN	NINE WEST LOGO	12/3/1992	586140	12/3/1992	586140	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear
3834/0210	WESTIES	1/31/1985	433194	1/31/1985	433194	REGISTERED	25
	25 - Clothing, including boots, shoes, and slippers.

INDONESIA
3834/0362	BANDOLINO (Stylized)	10/27/1997	D9723476	3/29/1999	425,962	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
3834/0361	BANDOLINO (Stylized)	10/27/1997	D9723475	3/25/1999	424,919	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key fobs, key cases, travelling bags, umbrellas and walking sticks.
T00012ID00	BANDOLINO (Word Mark)	8/13/2004	J20042330423497	8/12/2004	IDM000069024	REGISTERED	35
	35 - The bringing together, for the benefit of others, of a variety of goods enabling customers to conveniently view and purchase those
T00012ID01	BANDOLINO (Word Mark)	2/24/2005	D00 2005	2/24/2005	IDM000096087	REGISTERED	25
	25 - Clothing and footwear.
T20059ID0	CALICO	3/21/1995	J954600	4/11/1996	357841	REGISTERED	42
	42 - Retail store services, providing of food and drink, temporary accommodation, medical, hygienic and beauty care, veterinary and agricultural services, legal services, scientific and industrial research, computer programming.
T20059ID1	CALICO	3/21/1995	0954599	3/18/1996	356769	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 47

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
INDONESIA continued...
3834/0363	EASY SPIRIT (STYLIZED)	10/27/1997	D9723474	10/27/1997	424,673	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key fobs, key cases, traveling bags, umbrellas and walking sticks.
T30224ID00	ENZO ANGIOLINI (Word Mark)			10/20/1994	352597	REGISTERED	18
	18 - Goods made of leather and imitation of leather, namely bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas, walking sticks.
T20150ID0	ENZO ANGIOLINI (Word Mark)	1/31/1985	HC 01.01.874	6/4/1985	347577	REGISTERED	25
	25 - All forms of footwear, including especially shoes, clothing, including boots, slippers.
3834/0550	ENZO ANGIOLINI (Word Mark)	5/31/2000	J00-11-421	6/16/2000	480657	REGISTERED	35
	35 - Retail Store Services.
T20150ID1	ENZO ANGIOLINI (Word Mark)	10/20/1994	H4.HC.01.01-1	1/31/1996	352597	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas walking sticks, all goods in Class 18.
T30233ID00	JOAN & DAVID	3/4/1992	272433	8/8/2003	546320	REGISTERED	18,42,16
	18 - Handbags
	42 - Retail services
	16 - All goods in class.
T30233ID01	JOAN & DAVID	3/4/2002	272433	8/8/2003	546322	REGISTERED	16
	16 - All goods covered in class.
T30233ID02	JOAN & DAVID	3/4/1992	272433	8/8/2003	546321	REGISTERED	18
	18 - All goods covered in class.
T30237ID00	JOAN HELPERN SIGNATURE and Design	6/14/1995	na		378659	REGISTERED	25
	25 - Footwear
T302371D01	JOAN HELPERN SIGNATURE and Design		na	6/14/1995	378658	REGISTERED	18
	18 - Handbags
T20247ID21	NINE WEST LOGO			5/10/2003	546487	REGISTERED	18
	18 - Handbags and leather goods
T20247ID22	NINE WEST LOGO			5/10/2003	546486	REGISTERED	25
	25 - Clothing, footwear, headgear
T20247ID23	NINE WEST LOGO			5/11/2003	546488	REGISTERED	42
	42 - Retail store services
3834/0572	NWNINEWEST	5/31/2000	D00-11-419	5/31/2000	481895	REGISTERED	18
	18 - Handbags, other bags, small leather goods.
3834/0573/1D	NWNINEWEST	5/31/2000	D00-11-420	5/31/2000	481896	REGISTERED	25
	25 - Footwear and clothing.
3834/0609	NW NINE WEST	5/31/2000	J00-11-418	6/16/2000	480658	REGISTERED	35
	35 - Retail store services.
3834/0627ID	NW NINE WEST MEN and Arrow Design	7/20/2000	N/A	7/20/2000	482045	REGISTERED	18
	18 - All goods in the Class.
3834/0628	NW NINE WEST MEN and Arrow Design	7/20/2000	N/A	7/20/2000	482046	REGISTERED	25
	25 - Footwear, clothing, headgear for men and boys.
T20382ID0	WESTIES	1/31/1985	HC.01.01.868	6/22/1985	347590	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 48

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
IRELAND
T20036IE0	BANDOLINO (Word Mark)	2/15/1990	865/90	2/15/1990	136619	REGISTERED	25
	25 - Footwear
T20062IE0	CALICO LOGO	1/24/1985	252/85	1/24/1985	117780	REGISTERED	25
	25 - Footwear made from leather, from imitation leather or from a combination thereof.
T20141IE0	EASY SPIRIT LOGO	6/19/1990	90/3477	6/19/1990	140179	REGISTERED	25
	25 - Footwear.
T20150IE0	ENZO ANGIOLINI (Word Mark)	1/15/1985	144/85	1/15/1985	114256	REGISTERED	25
	25 - All forms of footwear.
3834/0319	ENZO ANGIOLINI (Word Mark)	3/10/1998	98/0919	3/10/1998	206990	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords; optical apparatus and instruments; photographic and cinematographic apparatus and instruments.
T20177IE0	GAROLINI (Stylized)	6/23/1989	3414/89	6/23/1989	134679	REGISTERED	25
	25 - Footwear included in Class 25. ASSIGNMENT FROM NWG TO NWDC RECORDED ON 11/22/02.
T20181IE0	GOLD CROSS	2/15/1990	864/90	2/15/1990	136763	REGISTERED	25
	25 - Footwear, included in Class 25.
3834/0372	NINE WEST (Word Mark)	3/10/1998	98/0920	3/10/1998	208758	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords; optical apparatus and instruments; photographic and cinematographic apparatus and instruments.
3834/0420	NINE WEST LOGO	11/16/1992	92/6045	11/16/1992	153355	REGISTERED	25
	25 - Clothing, footwear, headgear.
221275	NW NINE WEST	2/19/2001	221274	2/19/2001	221274	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials including bags, handbags, purses, packs cases, billfolds, wallets, key fobs; key cases; animal skins, hides; trunks and traveling bags; umbrellas
	25 - Clothing, footwear and headgear
3834/0697IE	NW NINE WEST MEN & ARROW DESIGN	2/19/2001	2001/00529	2/18/2002	221275	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials including bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, trunks and traveling bags, and umbrellas.
	25 - Clothing, footwear, headgear.
3834/0328	PAPPAGALLO (Word Mark)	8/27/1957	N/A	8/27/1957	59613	REGISTERED	25
	25 - Articles of clothing. Including boots and shoes.
T20298IE0	SELBY	4/12/1946	N/A	4/12/1946	46480	REGISTERED	25
	25 - Women’s shoes.
T20382IE0	WESTIES	1/21/1985	205/85	1/21/1985	113865	REGISTERED	25
	25 - Boots, shoes, slippers and sandals, footwear, all being articles of clothing.

ISRAEL
3834/0385iI2	BANDOLINO (Word Mark)	8/30/1996	n/a	10/7/1997	107,249	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks.
T20036IL0	BANDOLINO (Word Mark)	8/30/1996	107250	8/30/1996	107250	REGISTERED	42
	42 - Retail store services
T20036IL1	BANDOLINO (Word Mark)	8/29/1996	107231	8/29/1996	107231	REGISTERED	25
	25 - Shoes
T30441IL00	BOUTIQUE 9	1/7/2007	196724	1/7/2007	196274	REGISTERED	14
	14 - Jewelry

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 49

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ISRAEL continued...
T30233IL00	CIRCA JOAN & DAVID	1/15/2004	169566	1/15/2004	169566	REGISTERED	18
	18 - Handbags
T30233IL01	CIRCA JOAN & DAVID	1/15/2004	169565	1/15/2004	169565	REGISTERED	25
	25 - Footwear
T30233IL02	CIRCA JOAN & DAVID & Design	1/15/2004	169563	1/15/2004	169563	REGISTERED	18
	18 - Handbags
T30233IL03	CIRCA JOAN & DAVID & Design	1/15/2004	169564	1/15/2004	169564	REGISTERED	25
	25 - Footwear
T30232IL00	DAVID & DAVID	1/15/2004	169567	1/15/2004	169567	REGISTERED	25
	25 -
3834/0108	E EASY SPIRIT LOGO	11/4/1997	115718	11/4/1998	115,718	REGISTERED	42
	42 - Retail store services, all included in Class 42.
3834/0076	E EASY SPIRIT LOGO	11/4/1997	115717	12/7/1998	115,717	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, belts, footwear, including shoes, boots, moccasins, slippers and sandals, hosiery, socks, headgear, all included in Class 25.
3834/0212	E EASY SPIRIT LOGO	11/9/1997	115822	11/9/1997	115,822	REGISTERED	03
	03 - Perfume, cologne, eau de toilette, soap, body powder, body gel, body oil, hair shampoo, body lotion, face moisturizer, deodorants, antiperspirants, sunscreen preparations, cleaning and polishing preparations, all for footwear, handbags, wallets and purses, all included in Class 3.
3834/0107	E EASY SPIRIT LOGO	11/4/1997	115716	11/4/1998	115,716	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks, all included in Class 18.
T00055IL00	EASY SPIRIT (Word Mark)	5/16/2005	180581	5/16/2005	180581	REGISTERED	09
	09 - Sunglasses and eyewear
T00055IL03	EASY SPIRIT (Word Mark)		180588	5/16/2005	180588	REGISTERED	25
	25 - Clothing, footwear, headgear
T00055IL04	EASY SPIRIT (Word Mark)	5/16/2005	180590	5/16/2005	180590	REGISTERED	35
	35 - Retails store services in boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
T30198IL00	EASY SPIRIT COMFORT 2 (STYLIZED)	12/8/2004	176775		176775	REGISTERED	25
	25 - Footwear
3834/05401L	EASY SPIRIT LOGO	5/21/1993	87469	5/21/1993	87469	REGISTERED	25
	25 - Footwear.
3834/0422	ENZO ANGIOLINI (Word Mark)	11/19/1992	85385	11/19/1992	85385	REGISTERED	25
	25 - Clothing, including upper clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
T30078IL00	NINE & COMPANY (Logo)	9/18/2002	159363	9/18/2003	159363	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery, included in Class 18.
T30078IL01	NINE & COMPANY (Logo)	9/18/2002	159363	9/18/2002	159365	REGISTERED	35
	35 - Retail store services relating to the sale of footwear, clothing, handbags, small leather accessories, pocket mirrors and cosmetic cases; all included in Class 35.
T30078IL02	NINE & COMPANY (Logo)	9/18/2002	159363	9/18/2002	159364	REGISTERED	25
	25 - Clothing, footwear, headgear, all included in Class 25.
T30202IL00	NINE WEST (Word Mark)	5/16/2005	180582	8/3/2006	180582	REGISTERED	09
	09 - Sunglasses and eyewear

Owner Trademark Report by Mark	Printed: 5/712009	Page 50

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ISRAEL continued ...
T30202IL01	NINE WEST (Word Mark)	5/16/2005	180584	8/3/2006	180584	REGISTERED	14
	14 - Jewelry and watches
T30202IL02	NINE WEST (Word Mark)	5/16/2005	180587	5/16/2005	180587	REGISTERED	18
	18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely, clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases, and passport cases.
T30202IL03	NINE WEST (Word Mark)	5/16/2005	180589	8/3/2006	180589	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202IL04	NINE WEST (Word Mark)	5/16/2005	180591	5/16/2005	180591	REGISTERED	35
	35 - Retails store services in boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
3834/0415IL	NINE WEST LOGO	11/11/1992	85299	11/11/1992	85299	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear, all included in Class 25.
3834/0429	NINE WEST LOGO	12/3/1992	85552	12/3/1992	85552	REGISTERED	42
	42 - Retail store services.
3834/0295	NINE WEST LOGO	3/8/1999	126,348	3/8/1999	126,348	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks.
T20298IL0	SELBY	8/29/1996	107230	8/29/1996	107230	REGISTERED	25
	25 - Shoes made from leather, fabric, rubber or combinations of these materials, included in Class 25.
T30315IL00	STUDIO 9 (Word Mark)	1/11/2006	186525	1/11/2006	186525	REGISTERED	25
	25 - Clothing, footwear, headgear

ITALY
T20007IT00	9 WEST (Word Mark)	1/22/1985	32886C85	2/2/1987	712480	REGISTERED	25
	25 - Clothing, footwear, headwear
3834/0449	ANTI-GRAVITY	3/29/2000	RM2000C001967	6/20/2003	898255	REGISTERED	25
	25 - All goods in the Class.
3834/0515	BANDOLINO (Stylized)	3/16/1990	RM2000C001612	12/9/1992	582970	REGISTERED	25
	25 - Footwear for men, women and children.
3834/0677	BANDOLINOS (Stylized Script)	11/17/1960	35432C/80	10/3/1986	412340	REGISTERED	25
	25 - Men, women and children’s’ footwear.
T20062IT0	CALICO LOGO	1/25/1985	RM95C000356	6/13/1997	712483	REGISTERED	25
	25 - Shoes.
3834/0094IT00	EASY SPIRIT (Word Mark)	10/28/1988	RM98C005256	4/22/1991	847973	REGISTERED	25
	25 - Footwear.
T20150IT0	ENZO ANGIOLINI (Word Mark)	2/7/1985	RM95C000507	6/13/1997	712613	REGISTERED	25
	25 - All forms of footwear, including especially shoes.
3834/0444	GAROLINI	2/18/1980	RM2000C000991	9/29/1986	448266	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
T30233IT00	JOAN AND DAVID	5/11/1981	na	1/22/1986	393201	REGISTERED	025,018
	025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
	018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
3834/0354	MIRAMONTE	6/8/1979	RM99C002877	10/24/1985	374823	REGISTERED	25
	25 - Footwear.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ITALY continued ...
T20247IT0	NINE WEST LOGO	11/27/1992	RM 92 C004311	3/7/1995	644864	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, footwear, headgear.
T20298IT0	SELBY	5/22/1995	MI95C005195	9/26/1997	727038	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20382IT0	WESTIES	1/22/1985	RM95C000354	6/13/1997	712481	REGISTERED	25
	25 - Clothing, footwear, headgear.

JAMAICA
3834/0056/JM/01	BANDOLINO (Stylized)	10/17/1997	25/1934	10/17/1997	35,683	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear.
T00012JM00	BANDOLINO (Word Mark)	7/30/2002	42749	7/30/2002	42749	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks, whips harnesses and saddlery
	25 - Clothing, footwear, headgear
	35 - Advertising; business management; business administration; office functions; the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods in a retail store.
25	COMFORT2 (Stylized)	10/22/2005	45,863	1/10/2006	45863	REGISTERED	25
	25 - Footwear
T00055JM00	EASY SPIRIT (Word Mark)	7/30/2002	42750	7/30/2002	42750	REGISTERED	18,25,35
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
T00055JM01	EASY SPIRIT (Word Mark)	5/17/2005	046835	5/17/2005	46,835	REGISTERED	9,14
	9 - Sunglasses and eyewear
	14 - Jewelry and watches
T30224JM00	ENZO ANGIOLINI (Word Mark)	7/30/2002	42747	7/30/2002	42,747	REGISTERED	9,14,18 25,35
	9 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
	35 - All services in class.
T30202JM00	NINE WEST (Word Mark)	7/30/2002	42748	7/30/2002	42748	REGISTERED	09,14,18 25,35
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
3834/0431JM	NINE WEST LOGO	12/8/1992	25/1407	12/8/1992	27,468	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear.
T30315JM00	STUDIO 9 (Word Mark)	1/16/2006	47,946	1/16/2006	47,946	REGISTERED	25
	25 - Footwear, clothing, headgear

JAPAN

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 52

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
3834/0172	9 & CO. (Word Mark)	3/6/1995	20497/1995	2/5/1999	4236630	REGISTERED	25
	25 - Clothing, garters, sock suspenders, braces, bands belts, footwear, special sporting and gymnastic use, special sporting and gymnastic footwear.
T20003JP1	9 & CO. (Word Mark)	3/6/1995	24096/1995	4/25/1997	3288879	REGISTERED	18
	18 - Leather, bags or the like, pouches or the like, portable toiletry article cases, metal fittings for bags, purse clasps, umbrella and parasols, sticks, canes, fittings of metal for canes, cane handles, horse-riding equipment, clothing for pets.
3834/0322	9 & CO. (Word Mark)	10/22/1997	169259/1997	10/29/1999	4329806	REGISTERED	35
	35 - Offering of information relating to the sales, promotion and marketing of clothing, footwear, bands, belts, bags or the like, pouches or the like made of leather or imitation leather, portable toiletry article cases made of leather and imitation of leather.
3834/0390/JP	9 WEST (Stylized)	9/11/1987	102916/1987	9/30/1991	2336609	REGISTERED	25
	25 - Clothing
3834/0015	9 WEST (Word Mark)	8/5/1998	66221/1998	1/12/2001	4444809	REGISTERED	14
	14 - Precious metals, personal ornaments, jewels and their raw ores and imitations of jewels, horological instruments.
T20011JP0	9 WEST LOGO	9/11/1987	102917/1987	12/26/1990	2292684	REGISTERED	14,18,25 26
	14 - Personal ornaments; pouches and purses of precious metal., jewels and their imitations; compacts of precious metal
	18 - Bags, pouches, portable toiletry article cases
	25 - Bands, belts, garters, sock suspenders, braces
	26 - Brooches for clothing, medals for clothing (excluding those of precious metal), badges for wearing (excluding those of precious metal), pins for bonnets (excluding those of precious metal), buckles for clothing.
T20039JP0	BANDOLINO (Stylized)	5/22/1991	053285/1991	5/31/1993	2540146	REGISTERED	18
	18 - Handbags, other bags, purses, wallets, credit card cases, other pouches, vanity cases in International Class 18.
T00012JP00	BANDOLINO (Word Mark)	8/9/2004	73659/2004	7/29/2005	4884387	REGISTERED	35
	35 - Providing information relating to the sales of goods.
3834/0377	BANDOLINO (Word Mark)	2/18/1986	015639/1986	6/23/1989	2150816	REGISTERED	25
	25 - Footwear and all others belonging to Class 25.
3834/0157	BANDOLINO (Word Mark)	2/18/1986	15640/1986	11/30/1988	2094248	REGISTERED	25
	25 - Special shoes for sports, and all others belonging to this Class.
T20059JP0	CALICO	10/6/1994	100738/1994	6/13/1997	3322407	REGISTERED	25
	25 - Footwear.
T20062JP0	CALICO LOGO	1/22/1985	4440/1985	3/30/1988	2030244	REGISTERED	22
	22 - Shoes.
T30232JP01	CIRCA COMFORT 365	6/23/2004	na	12/10/2004	48425473	REGISTERED
T30233JP01	CIRCA JOAN & DAVID	1/16/2004	20043040	6/4/2004	4776642	REGISTERED	18,25
	18 - Handbags
	25 - Footwear
T30233JP02	CIRCA JOAN & DAVID & Design	1/15/2004	20043041	8/17/2004	4787211	REGISTERED	18,25
	18 - Handbags
	25 - Footwear
T00033JP00	CLOUD 9 NINE WEST	6/16/1998	78791/1998	8/8/2000	4414726	REGISTERED	18,25
	18 - Leather and imitations of leather, trunks, traveling bags, handbags, other bags, wallets (excluding those of precious metal), pouches (excluding those of precious metal), billfolds, key cases, other pouches, portable toiletry article cases, parasols, other umbrellas and parasols, canes, walking sticks.
	25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, moccasins, and other footwear.
T20073JP00	CLOUD NINE (Word Mark)	7/23/1998	61829/1998	1/29/2000	4354884	REGISTERED	18,25
	18 - Leather and imitations of leather, trunks, traveling bags, handbags, other bags, wallets (excluding those of precious metal), pouches (excluding those of precious metal), billfolds, key cases, other pouches, portable toiletry article cases, parasols, other umbrellas and parasols, canes, walking sticks.
	25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, moccasins and other footwear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 53

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued ...
T30233JP03	DAVID & DAVID & Design		20043042	5/28/2004	4775330	REGISTERED	18,25
	18 - Handbags
	25 - Footwear
3834/0143	EASY SPIRIT (STYLIZED)	7/25/1997	141305/1997	5/28/1999	4276650	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, traveling bags, other bags, wallets, billfolds, purses, key cases, other pouches, portable toiletry articles cases, cases made of leather and imitations of leather, umbrellas and parasols, walking sticks, canes, fittings of metal for canes, cane handles.
T20127JP0	EASY SPIRIT (Word Mark)	2/3/1989	52677/2001	11/29/1991	2351464	REGISTERED	25
	25 - Footwear.
T00055JP02	EASY SPIRIT (Word Mark)	5/11/2005	41242/2005	11/11/2005	4907691	REGISTERED	09,14,18 25,35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	25 - Clothing and headgear
	35 - Provision of information relating to sales of goods.
T00055JP03	EASY SPIRIT (Word Mark)	5/11/2005	41242/2004	11/11/2005	4907691	REGISTERED	09,14,18 25,35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Handbags, knapsacks, traveling bags and other kinds of bags all made of leather and imitation of leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation of leather; accessories for bags and purses.
	25 - Clothing, headgear,
	35 - Provision of information relating to sales of goods.
T30198JP00	EASY SPIRIT COMFORT 2 (STYLIZED)	12/20/2004	116213/2004	12/22/2005	4918206	REGISTERED	25
	25 - Footwear
3834/0547	ENZO ANGIOLINI (Word Mark)	5/26/2000	57730/2000	1/11/2002	4533607	REGISTERED	09,25,35
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords, other glasses.
	25 - Apparel, headgear, belts
	35 - Providing information on commodity sales for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens; providing information on other commodity sales.
T20150JP0	ENZO ANGIOLINI (Word Mark)	10/5/1994	100275/1994	3/12/1997	3267280	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key cases and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.
T20150JP1	ENZO ANGIOLINI (Word Mark)	1/22/1985	4439/1985	7/23/1987	1965678	REGISTERED	25
	25 - All forms of footwear, including especially shoes.
T20176JP0	GAROLINI (Stylized)	6/6/1990	064224	9/30/1992	2455112	REGISTERED	25
	25 - Footwear
T30233JP05	JOAN & DAVID	3/15/1994	na	11/29/1996	3230390	REGISTERED	18
	18 - Handbags
T30233JP06	JOAN & DAVID	6/22/1994	na	4/25/1997	3287044	REGISTERED	25
	25 - Footwear
T30233JP08	JOAN & DAVID	9/8/2003	200377609	4/30/2004	4768787	REGISTERED	35
	35 - Retail store services
T30233JP07	JOAN AND DAVI D	5/6/1981	na	6/21/1984	1691461	REGISTERED	18,21,25
	18 - Umbrellas and parasols, walking sticks, canes, metal can fittings, walking-stick/cane handles;
	21 - Shoe brushes, shoe horns, shoe shine cloths, handy shoe shiners, shoe trees;
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 54

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued...
T30237JP00	JOAN HELPERN SIGNATURE and Design	10/19/1994	na	4/18/1997	3281448	REGISTERED	25
	25 - Footwear
T30232JP05	MOOTSIES TOOTSIES		292233	1/29/1993	2494887	REGISTERED	25
	25 -
3834/0025	NINE WEST (Word Mark)	8/5/1998	66222/1998	1/12/2001	4444810	REGISTERED	14
	14 - Precious metals, personal ornaments, jewels and their raw ores and imitations of jewels, horological instruments.
T30078JP00	NINE & COMPANY (Logo)	8/14/2001	74066/2001	1/24/2002	4638393	REGISTERED	18,25,14
	18 - Handbags, pocket books, straps for handbags, shoulder bags, evening bags, cosmetic bags (sold empty) , toiletry cases (sold empty), vanity cases (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, clutch purses, clutch bags, general purpose purses, pouches, drawstring pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, overnight cases, shoe bags for travel, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, carry-on bags, tie-cases, waist packs, fanny packs, backpacks, baby backpacks, knapsacks, diaper bags, attache cases, briefcases, document cases, briefcase types of portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, straps for luggage, luggage tags, trunks, umbrellas, beach umbrellas, umbrella cases, sportsmen’s hunting bags, other bags and pouches,
	25 - Leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves, hats, footwear, shoes, boots, slippers and hosiery, other footwear.
	14 - Leather key holders
T30202JP00	NINE WEST (Word Mark)	3/3/2004	19572/2004	10/1/2004	4806567	REGISTERED	25
	25 - Footwear; hats and caps, other clothing; garters, socks, suspenders, braces, bands, belts; masquerade costumes; special sporting gymnastic wear, special sporting and gymnastic footwear.
T30202JP02	NINE WEST (Word Mark)	5/11/2005	41241/2005	12/16/2005	4915985	REGISTERED	09,18,35
	09 - Sunglasses and eyewear
	18 - Handbags, knapsacks, travelling bags and other kinds of bags all made of leather and imitation leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation leather; accessories for bags and purses.
	35 - Provision of information relating to sales of goods.
T20247JP0	NINE WEST LOGO	11/11/1992	311176/1992	6/28/1996	3167531	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0321	NINE WEST LOGO	10/21/1997	168957/1997	10/29/1999	4329805	REGISTERED	35
	35 - Offering of information relating to the sales, promotion and marketing of clothing, footwear, bands, belts, bags or the like, pouches or the like made of leather or imitation leather, portable toiletry article cases made of leather and imitation of leather.
T20247JP2	NINE WEST LOGO	10/5/1994	100274/1994	4/25/1997	3291796	REGISTERED	18
	18 - Goods made of leather and imitations of leather namely, bags, handbags, purses, cases, billfold, wallets, key cases and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.
3834/0574	NW NINE WEST	5/26/2000	57747/2000	6/22/2001	4483359	REGISTERED	18,25,35
	18 - Handbags, other bags, pouches, portable toiletry article cases.
	25 - Clothing, footwear, bands, belts.
	35 - Providing information on commodity sales for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags,small leather goods, eyewear and linens; providing information on other commodity sales.
3834/0629	NW NINE WEST MEN and Arrow Design	7/19/2000	80449/2000	6/8/2001	4480125	REGISTERED	18,25
	18 - Goods made of leather and imitations of leather namely, bags, satchels, shoulder bags, cases, billfold, wallets, key cases, suitcases, brief cases, totes, trunks, back packs, knapsacks and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.
	25 - Footwear, clothing, headgear for men and boys.
T20264JP0	PAPPAGALLO (Word Mark)	1/22/1965	3668/65	5/1/1967	742783	REGISTERED	25
	25 - Footwear.
T30232JP02	SAM & LIBBY		2004064589	4/15/2005	4856210	REGISTERED	18,25
	18 - Metal parts for bags, buckles for bags, packaging containers made of leather, clothing for pets, bags, pouches, portable cosmetic cases, umbrellas, sticks, canes, handles for canes, horse-riding equipment; leather.
	25 - footwear, belts, athletic clothing, costumes

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 55

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JAPAN continued...
T30232JP04	SAM & LIBBY	12/6/2005	114434	5/26/2006	4955967	REGISTERED	35
	35 - Advertising and publicity, issuance of trading stamps, business management analysis or information on commodity sales of clothing, footwear, bags, jewelry, leather goods, leather accessories, key chains and wallets
T30315JP00	STUDIO 9 (Word Mark)	2/9/2006	10649/2006	2/23/2007	5027401	REGISTERED	25
	25 - Clothing, footwear, headgear
T20382JP0	WESTIES	1/23/1985	4819/1985	7/23/1987	1965679	REGISTERED	25
	25 - Women’s shoes
T20387JP0	WM JOYCE	11/16/1973	183312/73	12/19/1977	1317065	REGISTERED	25
	25 - Footwear.

JERSEY
3834/0703JE	NINE WEST LOGO	6/8/2001	8086	6/8/2001	8086	REGISTERED	18
	18 - Goods made of leather and imitation of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks..
T20247JE01	NINE WEST LOGO	6/8/2001	8085	6/8/2001	8085	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones, horological and chronometric instruments; watches.
T20247JE02	NINE WEST LOGO	6/8/2001	8084	6/8/2001	8084	REGISTERED	25
	25 - Clothing; outer clothing and sportswear; footwear; shoes, boots, moccasins, slippers and sandals; headgear.
3834/0701JE	NINE WEST LOGO	6/8/2001	8083	6/8/2001	8083	REGISTERED	09
	09 - Sunglasses, eyeglasses eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords

JORDAN
T30441JO00	BOUTIQUE 9	1/16/2007	90172	1/16/2007	90172	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
T30441JO01	BOUTIQUE 9	1/16/2007	90209	1/16/2007	90209	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
T30441JO02	BOUTIQUE 9	1/16/2007	90173	1/16/2007	90173	REGISTERED	25
	25 - Clothing, footwear, headgear
T30233JO00	CIRCA JOAN & DAVID	9/20/2005	81778	6/15/2006	81778	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233JO03	CIRCA JOAN & DAVID	9/20/2005	81787	6/15/2006	81787	REGISTERED	25
	25 - Footwear
T30233JO04	CIRCA JOAN & DAVID	9/20/2005	81776	6/15/2006	81776	REGISTERED	35
	35 - Retail store services
T20141JO0	EASY SPIRIT LOGO	11/30/1994	36777	11/30/1994	36777	REGISTERED	25
	25 - Footwear.
T30224JO00	ENZO ANGIOLINI (Word Mark)	3/27/2006	84963	3/27/2006	84963	REGISTERED	42
	42 - Retail store services.
T30224JO01	ENZO ANGIOLINI (Word Mark)	3/27/2006	84962	3/27/2006	84962	REGISTERED	18
	18 - Handbags, leather goods
T30232JO00	MOOTSIES TOOTSIES	9/20/2005	81783	6/15/2006	81783	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232JO01	MOOTSIES TOOTSIES	9/20/2005	81790	6/15/2006	81790	REGISTERED	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 56

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JORDAN continued ...
T30232JO02	MOOTSIES TOOTSIES	9/20/2005	81777	6/15/2006	81777	REGISTERED	35
	35 - Retail store services
T30202JO00	NINE WEST (Word Mark)	7/28/2005	n/a/	7/28/2005	81088	REGISTERED	14
	14 - Jewelry and watches
T30202JO01	NINE WEST (Word Mark)	7/28/2005	n/a	6/18/2006	81508	REGISTERED	42
	42 - Retail services
T30202JO02	NINE WEST (Word Mark)	7/28/2005	n/a	7/28/2005	81083	REGISTERED	09
	09 - Sunglasses and eyewear
3834/0657	NINE WEST LOGO	8/10/2000	5318	7/22/2002	60128	REGISTERED	18
	18 - All goods in the Class.
3834/0656	NINE WEST LOGO	8/10/2000	5319	8/10/2000	58787	REGISTERED	18
	18 - All goods in the Class.
3834/0654	NINE WEST LOGO	8/10/2000	5321	8/10/2000	58853	REGISTERED	25
	25 - All goods in the Class.
T30232JO03	SAM & LIBBY	9/20/2005	81789	6/15/2006	81789	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232JO04	SAM & LIBBY	9/20/2005	81788	6/15/2006	81788	REGISTERED	25
	25 - Footwear
T30232JO05	SAM & LIBBY	9/20/2005	81780	6/15/2006	81780	REGISTERED	35
	35 - Retail store services
T30315JO00	STUDIO 9 (Word Mark)	1/18/2006	84634	1/18/2006	84634	REGISTERED	25
	25 - Clothing, footwear, headgear

KENYA
T30202KE00	NINE WEST (Word Mark)	10/8/2007	62135	10/8/2007	62135	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear

KUWAIT
T20150KW0	ENZO ANGIOLINI (Word Mark)	7/12/1995	31491	7/12/1995	29866	REGISTERED	18
	18 - Purses and handbags.
T20150KW1	ENZO ANGIOLINI (Word Mark)	7/12/1995	31494	7/12/1995	29153	REGISTERED	42
	42 - Retail store services for purses, handbags and footwear.
T20150KW2	ENZO ANGIOLINI (Word Mark)	7/12/1995	31492	7/12/1995	29784	REGISTERED	25
	25 - Shoes.
T30232KW01	MOOTSIES TOOTSIES	7/2/2005	71272	7/2/2005	71272	REGISTERED	25
	25 - Footwear
T20247KW0	NINE WEST LOGO	7/12/1995	31489	7/12/1995	46653	REGISTERED	18
	18 - Handbags and purses.
T20247 KW1	NINE WEST LOGO	7/12/1995	31490	7/12/1995	29865	REGISTERED	25
	25 - Shoes.
3834/0117/KW/0	PAPPAGALLO (SCRIPT)	3/11/1984	16525	3/11/1984	15434	REGISTERED	25
	25 - Footwear and clothing.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 57

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
KUWAIT continued...
T30232KW03	SAM & LIBBY	7/2/2005	71273	7/2/2005	71273	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232KW04	SAM & LIBBY	7/2/2005	71274	7/2/2005	71274	REGISTERED	25
	25 - Footwear
T30232KW05	SAM & LIBBY	7/2/2005	71275	7/2/2005	71275	REGISTERED	35
	35 - Retail store services

LATVIA
T20141LV0	EASY SPIRIT (Logo)	7/18/1994	M-94-1513	2/20/1997	M 36068	REGISTERED	25
	25 - Footwear, namely shoes, boots.

LEBANON
T20003LB0	9 & CO. (Word Mark)	10/26/1996	70512	10/26/1996	70512	REGISTERED	18,25,42
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, harness and saddlery
	25 - Clothing, including, boots, shoes and slippers
	42 - Retail store services for handbags, purses, clothing, footwear and headgear
T30233LB00	DAVID & JOAN		na	7/15/1994	63619	REGISTERED	25
	25 - Footwear
T20127LB0	EASY SPIRIT (Word Mark)	10/26/1996	70511	10/26/1996	70511	REGISTERED	18,25,42
	18 - Handbags and leather goods
	25 - Clothing, including, boots, shoes and slippers
	42 - Retail store services
3834/0124	ENZOANGIOLINI (Word Mark)	10/26/1996	70510	10/26/1996	70510	REGISTERED	18,25,42
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, harness and saddlery
	25 - Clothing, including, boots, shoes and slippers
	42 - Retail store services for handbags, purses, clothing, footwear and headgear
T30233lB01	JOAN & DAVID		59628	12/29/1992	59628	REGISTERED	25
	25 - Footwear
T30233LB02	JOAN & DAVID	7/15/1994	63618	7/15/1994	63618	REGISTERED	42
	42 - Retail store services
T30202LB00	NINE WEST (Word Mark)	6/1/2005	102419	6/1/2005	102419	REGISTERED	09,14,18
							25,35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Accessories, handbags and small leather goods
	25 - Clothing, footwear, headgear
	35 - Retail services
T20247LB0	NINE WEST LOGO	10/26/1996	70509	10/26/1996	70509	REGISTERED	18,25,42
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, including, boots, shoes and slippers
	42 - Retail store services for handbags, purses, clothing, footwear and headgear—Class 42.
T30315LB00	STUDIO 9 (Word Mark)	2/13/2006	105334	2/13/2006	105334	REGISTERED	25
	25 - Clothing, footwear, headgear

LITHUANIA
T20141LT0	EASY SPIRIT LOGO	7/27/1994	ZP16293	11/14/1997	25954	REGISTERED	25
	25 - Footwear, namely shoes, boots.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 58

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MACAO
T20003MOO	9 & CO. (Logo)	5/2/1995	14751-M	3/4/1996	14751-M	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T20003MO1	9 & CO. (Logo)	5/2/1995	14752-M	3/4/1996	14752-M	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00012MOO1	BANDOLINO (Word Mark)	9/26/1997	N2593	3/9/1998	N/2593	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30441MOO0	BOUTIQUE 9	2/6/2007	N/26789	7/30/2007	N/26789	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30441MOO1	BOUTIQUE 9	2/6/2007	N/26791	7/30/2007	N/26791	REGISTERED	25
	25 - Clothing, footwear and headgear
T30441MOO2	BOUTIQUE 9	2/6/2007	N/26790	7/30/2007	N/26790	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags and small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0360	EASY SPIRIT (STYLIZED)	9/26/1997	N/2591	11/12/1999	N/2591	REGISTERED	18
	18 - Bags, including handbags, traveling bags, purses, packs, cases, wallets, including billfolds, key fobs, key cases, umbrellas and walking sticks.
T00055MOOO	EASY SPIRIT (Word Mark)	9/26/1997	n/2591	11/12/1999	N/2591	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
T20127MOO	EASY SPIRIT (Word Mark)	8/22/1994	13809/DSE	7/10/1995	13983-M	REGISTERED	25
	25 - Clothing, footwear and headgear
T20150MOO	ENZO ANGIOLINI (Word Mark)	5/2/1995	14750-M	3/4/1996	14750-M	REGISTERED	42
	42 - Retail store services in respect of handbags, purses, clothing, footwear, headgear.
T20150MO1	ENZO ANGIOLINI (Word Mark)	5/2/1995	14748-M	3/4/1996	14748-M	REGISTERED	18
	18 - Suitcases, handbags, purses, packs, cases, billfolds, men’s wallets, key fobs, key cases, travelling bags, umbrellas and walking
T20150MO2	ENZO ANGIOLINI (Word Mark)	5/2/1995	14749-M	3/4/1996	14749-M	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30078MOO	NINE & COMPANY (Logo)	8/29/2001	N8/537	4/11/2002	N8/537	REGISTERED	18
	18 - All goods in the class.
T30078MO01	NINE & COMPANY (Logo)	8/29/2001	N8/538	4/11/2002	N8/538	REGISTERED	25
	25 - Clothing, shoes and headwear.
T30202MOOO	NINE WEST (Word Mark)	5/30/2005	N/17094	9/9/2005	n/17094	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202MO02	NINE WEST (Word Mark)	5/30/2005	N/17091	9/9/2005	n/17091	REGISTERED	09
	09 - Sunglasses and eyewear
T30202MO03	NINE WEST (Word Mark)	5/30/2005	N/17092	9/9/2005	n/17092	REGISTERED	14
	14 - Jewelry and watches
T30202MO04	NINE WEST (Word Mark)	5/30/2005	N/17093	9/9/2005	n/17093	REGISTERED	18
	18 - Accessories, handbags, small leather goods
T30202MO05	NINE WEST (Word Mark)	5/30/2005	N/17095	9/9/2005	n/17095	REGISTERED	35
	35 - Retail services
T20247MO0	NINE WEST LOGO	5/2/1995	14743-M	3/4/1996	14743-M	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 59

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MACAO continued...
T20247MO1	NINE WEST LOGO	5/2/1995	14744-M	3/4/1996	14744-M	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20247MO2	NINE WEST LOGO	5/2/1995	14747-M	3/4/1996	14747-M	REGISTERED	42
	42 - Retail store services (supplies) in respect of handbags, purses, clothing, footwear, headgear.
3834/0576	NW NINE WEST	6/21/2000	N/6192	11/17/2000	N/6192	REGISTERED	18
	18 - Handbags, other bags, small leather goods.
3834/0577	NW NINE WEST	6/21/2000	N/6193	11/17/2000	N/6193	REGISTERED	25
	25 - Footwear and clothing.
3834/0607	NW NINE WEST	6/30/2000	N/6194	11/17/2000	N/6194	REGISTERED	35
	35 - Retail store services
3834/0632	NW NINE WEST MEN and Arrow Design	7/31/2000	N6523	11/30/2000	N6523	REGISTERED	18
	18 - Bags, satchels, shoulder bags, suit cases, briefcases, trunks, totes, toiletry article cases, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, back packs, knapsacks, umbrellas and walking sticks.
3834/0633	NW NINE WEST MEN and Arrow Design	7/31/2000	N6522	11/30/2000	N6522	REGISTERED	25
	25 - Footwear, clothing, headgear for men and boys.
T30315MO00	STUDIO 9 (Word Mark)	1/23/2006	N/20760	6/9/2006	N/20760	REGISTERED	25
	25 - Clothing, footwear, headgear

MACEDONIA
T00057MK00	EASY SPIRIT (Stylized)	5/30/2002	Z20020405	5/16/2006	11203	REGISTERED	25
	25 - All goods in the class.

MALAYSIA
3834/0365MY	BANDOLINO (Stylized)	10/29/1997	MAl15470/97	10/29/1997	97/15470	REGISTERED	25
	25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, hats, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, all included in Class 25.
T00033MY00	CLOUD 9 NINE WEST	10/7/1998	ma/11547/98	10/7/1998	98011547	REGISTERED	25
	25 - Footwear
T20073MY00	CLOUD NINE (Word Mark)	9/11/1998	98010475	9/11/1998	98010475	REGISTERED	25
	25 - Clothing, footwear; headgear, including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, sweatpants, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, hosiery, gloves, mittens, hats, caps, berets, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and moccasins.
T20073MY01	CLOUD NINE (Word Mark)	9/11/1998	98/10474	9/11/1998	98010474	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and traveling bags; umbrellas, parasols and walking sticks; bags, handbags, purses, backpacks, cases, billfolds, wallets, key fobs, key cases;
3834/0366/MY	EASY SPIRIT (Stylized)	10/31/1997	MAl15626/97	10/31/2004	97015626	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all included in Class 18.
T20141MY00	EASY SPIRIT LOGO	1/27/1993	9300042		9300042	REGISTERED	25
	25 - Footwear
3834/0611MY	ENZO ANGIOLINI (STYLIZED)	12/1/1997	MA/19500/97	12/1/1997	97/19500	REGISTERED	35
	35 - Retail store services relating to footwear, clothing, purses and handbags.
T20150MY0	ENZO ANGIOLINI (Word Mark)	10/12/1994	MA/9278/94	10/12/1994	94/09278	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 60

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MALAYSIA continued...
T30233MY06	JOAN & DAVID		na	12/22/2000	B790689	REGISTERED	18
	18 - Handbags
T30233MY07	JOAN & DAVID		na	12/10/2000	790789	REGISTERED	25
	25 - Footwear
T30233MY08	JOAN & DAVID		na	12/22/2000	89/7908	REGISTERED	16
	16 - All goods in class.
T30237MY00	JOAN HELPERN SIGNATURE and Design	11/26/1996	96/14334	11/26/1996	96/14334	REGISTERED	18
	18 - Handbags, wallets, briefcases,purses, business card cases, credit card cases key cases leather straps suitcases
T30237MY01	JOAN HELPERN SIGNATURE and Design		9603632	4/9/1996	9603632	REGISTERED	25
	25 - Footwear
T20200MY00	JOYCE			3/15/1996	MB/67946	REGISTERED	25
	25 - Boots, shoes, slippers and sandals.
T30232MY03	MOOTSIES TOOTSIES	12/9/2005	05020793	12/9/2005	05020793	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30202MY00	NINE WEST (Word Mark)	10/20/2006	06019397	10/20/2006	06019397	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T20247MY0	NINE WEST LOGO	10/7/1994	MA/ 9136/94	10/7/1994	94/009136	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
3834/0613MY	NINE WEST LOGO	12/1/1997	MA/19501/97	12/1/1997	97/19501	REGISTERED	42
	42 - Retail store services relating to footwear, clothing, purses and handbags.
T20247MY21	NINE WEST LOGO	12/1/1994	N/A	12/1/1997	97019501	REGISTERED	35
	35 - Retail store services relating to footwear, clothing, purses and handbags; all included in class 35.
3834/0579MY	NW NINE WEST	6/1/2000	2000/06944	6/1/2000	00006944	REGISTERED	25
	25 - All footwear and clothing included in Class 25.
3834/0606MY	NW NINE WEST	6/1/2000	2000/06942	6/1/2000	00006942	REGISTERED	35
	35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens, all included in class 35.
T30232MY04	SAM & LIBBY	12/9/2005	05020796	12/9/2005	05020796	REGISTERED	18
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T20333MY0	SPA NINE WEST (STYLIZED)	10/12/1994	MA/ 9279/94	3/11/2005	94009279	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.

MAURITIUS
T30202MU00	NINE WEST (Word Mark)	7/25/2007	MU/M/07/06244	7/1/2008	05791/2008	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear and headgear

MEXICO
T15930MX00	9 & CO. (Logo)	2/7/2003	587409	3/19/2003	783598	REGISTERED	42
	42 - Retail store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 61

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued...
T20003MX11	9 & CO. (Word Mark)	2/7/2003	587410	3/19/2003	783598	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20003MX12	9 & CO. (Word Mark)	2/7/2003	587409	9/1/2003	805313	REGISTERED	35
	35 - Sales in Retail Stores
T20031MX0	ARPEGGIOS	11/17/1993	183414	11/17/1993	552671	REGISTERED	9
	9 - Ophthalmic eyewear including some glasses, sunglasses and optical accessories.
T00012MX00	BANDOLINO (Word Mark)	11/25/2003	630945	7/21/2004	843711	REGISTERED	09
	09 - All kinds of eyewear including, sunglasses, eyeglasses and eyeglass frames, eyeglass cases, eyeglass chains, and eyeglass cords
T30233MX00	CIRCA JOAN & DAVID	1/16/2004	637783		828720	REGISTERED	18
	18 - Handbags and small leather goods
T30233MX02	CIRCA JOAN & DAVID & Design	1/16/2004	637785	1/16/2004	831379	REGISTERED	18
	18 - Bags, handbags purses, wallets, tote bags and luggage
T30243MX00	COMFORT 2 (Stylized)	10/19/2004	682999	2/15/2005	867314	REGISTERED	25
	25 - Footwear
T15901MX01	COMPANY 9	2/7/2003	587407	3/19/2003	805500	REGISTERED	25
	25 - Clothing, footwear, headgear.
T15901MX02	COMPANY 9	2/7/2003	587406	9/3/2003	8055500	REGISTERED	35
	35 - Salons in Retail Stores
T30232MX01	DAVID & DAVID	1/16/2004	637789		828722	REGISTERED	25
	25 - Footwear
T30233MX05	DAVID & DAVID & Design	1/16/2004	637788		828721	REGISTERED	18
	18 -
T30168MX00	EASY SPIRIT & DESIGN	2/7/2003	587401	1/23/2004	818332	REGISTERED	35
	35 - All kinds of retail store services in any kind of stores
T00055MX00	EASY SPIRIT (Word Mark)	11/25/2003	630946	7/21/2004	843712	REGISTERED	09
	09 - All types of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
T00055MX01	EASY SPIRIT (Word Mark)	5/16/2005	717639	8/18/2005	895185	REGISTERED	14
	14 - Jewelry and watches
T00055MX02	EASY SPIRIT (Word Mark)	5/16/2005	717638	2/27/2006	921816	REGISTERED	18

18 - Accessories and small leather articles such as all kind of bags; handbags, purses, credit card holders, knapsacks, billfolds; wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitation of leather.

T00055MX03	EASY SPIRIT (Word Mark)	5/16/2005	717637	5/16/2005	921815	REGISTERED	35
	35 - Product commercialization for others
T20127MX0	EASY SPIRIT (Word Mark)	3/19/1992	135646	3/19/1992	415787	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30198MX00	EASY SPIRIT COMFORT 2	10/19/2004	683000	2/24/2005	868914	REGISTERED	25
	25 - Footwear
T20150MX0	ENZO ANGIOLINI (Word Mark)	1/6/1995	221136	1/6/1995	487024	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, trunks, traveling bags, umbrellas, parasols and walking sticks.
T20150MX2	ENZO ANGIOLINI (Word Mark)	1/6/1995	221134	1/6/1995	487022	REGISTERED	42
	42 - Retailing services, with respect to clothing, shoes, bags and handbags.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 62

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued...
T20150MX1	ENZO ANGIOLINI (Word Mark)	5/31/1988	42902	5/31/1988	355838	REGISTERED	10,25
	10 - Only orthopedic footwear.
	25 - Only footwear (with the exception of orthopedic).
T30233MX06	JOAN & DAVID		na	8/2/2000	444826	REGISTERED	25
	25 - Footwear
T30262MX00	MOOTSIES TOOTSIES & Design			12/30/1992	654076	REGISTERED	25
	25 - Footwear
T20247MX21	NINE WEST (Stylized)	5/16/2005	717635	3/24/2006	925300	REGISTERED	25
	25 - Clothing, footwear, headgear
T20247MX22	NINE WEST (Stylized)	5/16/2005	717636	2/27/2006	921813	REGISTERED	18
	18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
T20247MX23	NINE WEST (Stylized)	1/25/2005	872864	1/25/2005	872864	REGISTERED	09
	09 - Sunglasses; eyewear
T30202MX01	NINE WEST (Word Mark)	5/16/2005	717636	2/27/2006	921814	REGISTERED	35
	35 - Retail services
3834/0034	NINE WEST (Word Mark)	8/17/1998	343,782	2/25/1999	601,583	REGISTERED	14
	14 - Jewelry and watches.
T20247MX0	NINE WEST LOGO	8/14/1992	147410	8/14/1992	525178	REGISTERED	18
	18 - Leather and imitations of leather, products of these materials not included comprised in other classes; animal leathers, trunks and traveling bags; umbrellas, parasols and walking sticks, whips and harness (saddlery).
T20247MX1	NINE WEST LOGO	8/14/1992	147402	3/13/1998	575767	REGISTERED	42
	42 - Retail store services.
T20247MX2	NINE WEST LOGO	8/14/1992	147409	8/14/1992	454274	REGISTERED	25
	25 - Clothes, footwear, hats.
T30231MX00	PAPPAGALLO (Large Parrot Design)	6/15/2004	661646	7/26/2004	844420	REGISTERED	18
	18 - Leather and imitations of leather, products of these materials not comprised in other classes; animal leathers; trunks and traveling bags; umbrellas, parasols and walking sticks, whips and harness saddlery.
T30231MX01	PAPPAGALLO (Large Parrot Design)	6/15/2004	661647	6/20/2006	939008	REGISTERED	25
	25 - Clothing and footwear, excluding hats and caps.
3834/0033	PAPPAGALLO (Stylized)	6/15/2004	661646	7/26/2004	844419	REGISTERED	18
	18 - Leather and imitations of leather, products of these materials not comprised in other classes; animal leathers; trunks and traveling bags; umbrellas, parasols and walking stick, whips and harness saddlery.
T20264MX03	PAPPAGALLO (Word Mark)	11/25/2003	630947	7/21/2004	843713	REGISTERED	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, all included in Class 09.
T30192MX02	PAPPAGALLO (Word Mark)	12/18/2003	635091	3/30/2005	874140	REGISTERED	35
	35 - Retail store services for women’s clothing and footwear.
T30232MX00	SAM & LIBBY			9/30/1991	400179	REGISTERED	25
	25 - Shoes
T00193MX00	SELBY	2/7/2003	587403		816615	REGISTERED	25
	25 - Clothing, footwear and headgear
T20382MX1	WESTIES	8/14/1992	147407	8/14/1992	527030	REGISTERED	42
	42 - Retail store services.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 63

REFERENCE MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MEXICO continued ...
T20382MX2	WESTIES	8/14/1992	147411	8/14/1992	462358	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30169MXOO	WESTIES JR. FASHION & DESIGN	2/7/2003	587405	7/22/2003	800152	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20392MXO	YFA	11/24/1994	218463	11/24/1994	517607	REGISTERED	25
	25- Shoes, boots and sandals.
MONGOLIA
T30202MN00	NINE WEST (Word Mark)	6/29/2000	3280	9/14/2000	3116	REGISTERED	25
	25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear
MOZAMBIQUE
T30202MZ00	NINE WEST (Word Mark)	7/20/2007	12204/2007	7/20/2007	12204/2007	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags; (
T30202MZ01	NINE WEST (Word Mark)	7/20/2007	12205/2007	7/20/2007	12205/2007	REGISTERED	25
	25 - Clothing, footwear and headgear
NETHERLANDS ANTILLES
T15894AN00	BANDOLINO (Stylized)			10/2/1997	03198	REGISTERED	18,25,35
	18 - All goods in class.
	25 - All goods in class.
	35 -
T20039AN0	BANDOLINO (Stylized)	10/2/1997	None Assigned	10/27/1997	20285	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
T00012AN01	BANDOLINO (Word Mark)	8/2/2002	08754	8/2/2002	08754	REGISTERED	18,25,35
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
T00055AN01	EASY SPIRIT (Word Mark)	8/2/2002	98755	8/2/2002	08755	REGISTERED	18,25,35
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear; shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
T20141AN00	EASY SPIRIT LOGO		03199	10/2/1997	03199	REGISTERED	18,25,35
	18 -
	25 -
	35 -
T20151AN01	ENZO ANGIOLINI (Stylized)			10/2/1997	20446	REGISTERED	09,14,18 25,35
	09 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
	25 - All goods in class.
	35 - All services in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 64

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NETHERLANDS ANTILLES continued . . .
T30224AN00	ENZO ANGIOLINI (Word Mark)	8/2/2002	08756	8/2/2002	08756	REGISTERED	9,14,18 25,35
	9 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
3834/0692	JOYCE	12/11/1950	N/A	12/11/1950	03197	REGISTERED	25
	25 - Footwear, namely, shoes, slippers and sandals made of leather, woven cloth or rubber, and/or combination of these materials.
T30202AN00	NINE WEST (Word Mark)	8/2/2002	08757	8/2/2002	08757	REGISTERED	09,14,18 25,35
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services

NEW ZEALAND
T15930NZ00	9 & CO. (DESIGN)			5/14/1997	276666	REGISTERED	25
	25 - Clothing, headgear and footwear.
T20007NZ0	9 WEST (Word Mark)	2/3/1981	135877	2/3/1981	135877	REGISTERED	25
	25 - Boots, shoes, slippers and sandals and similar kinds of footwear.
3834/0190	BANDOLINO (Word Mark)	8/1/1974	109,163	8/1/1974	109,163	REGISTERED	25
	25 - Footwear, including boots, shoes and slippers, and excluding socks, stockings, and hosiery.
T20062NZ0	CALICO LOGO	1/23/1985	156656	1/23/1985	156656	REGISTERED	25
	25 - Shoes, not containing or incorporating cotton calico.
T20106NZ0	DAVID EVINS (SCRIPT)	9/1/1975	112960	9/1/1975	112960	REGISTERED	25
	25 - Footwear including boots, shoes, and slippers excluding socks, stockings and hosiery.
T20127NZ0	EASY SPIRIT (Word Mark)	6/30/1988	185198	6/30/1988	185198	REGISTERED	25
	25 - Footwear.
T20150NZ0	ENZO ANGIOLINI (Word Mark)	1/17/1985	156571	7/26/1990	B156571	REGISTERED	25
	25 - Footwear of all kinds.
T20172NZ0	FRONT ROW	8/6/1981	138311	8/6/1981	138311	REGISTERED	25
	25 - Boots excluding rugby boots, shoes, slippers and similar kinds of footwear.
T20175NZ0	GAROLINI	5/11/1989	193080	5/11/1989	193080	REGISTERED	25
	25 - Boots, shoes, slippers, and similar kinds of footwear.
3834/0413	NINE WEST LOGO	11/10/1992	222819	11/10/1992	222819	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins, slippers and sandals. Headgear.
3834/0428	NINE WEST LOGO	12/1/1992	223359	12/1/1992	223359	REGISTERED	42
	42 - Retail store services in respect of footwear and clothing.
T20382NZ0	WESTIES	1/22/1985	156625	1/22/1985	156625	REGISTERED	25
	25 - Boots, shoes, slippers and sandals, and similar kinds of footwear.

NICARAGUA
3834/0458	9 & CO. (Word Mark)	3/3/2000	2000/00975	5/14/2001	48,702 C.C.	REGISTERED	18
	18 - All goods in the Class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 65

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NICARAGUA continued . . .
3834/0459	9 & CO. (Word Mark)	3/3/2000	2000/00976	5/14/2001	48,704 C.C.	REGISTERED	25
	25 - All goods in the Class.
3834/0460	BANDOLINO (Word Mark)	3/3/2000	2000/00967	5/14/2001	48,706 C.C.	REGISTERED	18
	18 - All goods in the Class.
3834/0461	BANDOLINO (Word Mark)	3/3/2000	2000/00968	5/14/2001	48,698 C.C.	REGISTERED	25
	25 - All goods in the Class.
T00012NI02	BANDOLINO (Word Mark)	10/25/2002	02794	6/17/2003	58091	REGISTERED	35
	35 - Retail Store Services
T30441NI00	BOUTIQUE 9	1/9/2007	2007-00068	12/18/2007	0703405 LM	REGISTERED	14,18,25
	14 - Jewelry, Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Handbags and small leather goods, leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
3834/0462	CALICO	3/3/2000	2000/00969	5/14/2001	48,707 C.C.	REGISTERED	18
	18 - All goods in the Class.
3834/0463	CALICO	3/3/2000	2000/00970	5/14/2001	48,699 C.C.	REGISTERED	25
	25 - All goods in the Class.
T30233NI00	CIRCA JOAN & DAVID	4/29/2005	01295	1/19/2006	0600072	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - retail store services
T30243NI00	COMFORT 2 (stylized)	10/27/2004	2004-03471	6/16/2005	82649	REGISTERED	25
	25 - Footwear
3834/0239	EASY SPIRIT (STYLIZED)	10/30/1997	97-03728	9/24/1998	38,777 CC	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
T00055NI01	EASY SPIRIT (Word Mark)	10/25/2002	02795	6/17/2003	58092	REGISTERED	25,35,18
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
	35 - Retail Store Services
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00055NI02	EASY SPIRIT (Word Mark)	5/19/2005	2005-01496	1/24/2006	0600127	REGISTERED	09,14
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
3834/0240	ENZO ANGIOLINI (STYLIZED)	10/30/1997	97-03729	9/24/1998	38,778 CC	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
3834/0457	ENZO ANGIOLINI (Word Mark)	3/3/2000	2000/00971	5/14/2001	48,7000 C.C.	REGISTERED	18
	18 - All goods in the Class.
T30224NI01	ENZO ANGIOLINI (Word Mark)	10/25/2002	02796	6/17/2003	58093	REGISTERED	09,14,35
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
	14 - Jewelry
	35 - Retail services
3834/0691	JOYCE DESIGN	12/12/1950	N/A	1/22/1951	6488	REGISTERED	25
	25 - Shoes, slippers, sandals and other articles of clothing to cover the feet made of leather, cloth, rubber or cork and/or combinations of these materials.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 66

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NICARAGUA continued...
T30232NI00	MOOTSIES TOOTSIES	4/29/2005	01296	1/19/2006	0600067	REGISTERED	18,25,35
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear
	35 - retail store services
T30202NI00	NINE WEST (Word Mark)	10/25/2002	02797	6/17/2003	58094	REGISTERED	9,14
	9 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
	14 - Jewelry and watches
3834/0456	NINE WEST (Word Mark)	3/3/2000	2000/00974	5/14/2001	48,701	REGISTERED	35
	35 - Retail store services.
3834/0454	NINE WEST (Word Mark)	3/3/2000	2000/00972	5/16/2001	48,748 C.C.	REGISTERED	18
	18 - All goods in the Class.
3834/0455	NINE WEST (Word Mark)	3/3/2000	2000/00973	5/16/2001	48,749 C.C.	REGISTERED	25
	25 - All goods in the Class.
T30232NI03	SAM & LIBBY	5/13/2005	01416	2/21/2006	0600433	REGISTERED	25,18,35
	25 - Footwear
	18 - Handbags
	35 -
T30315NI00	STUDIO 9 (Word Mark)	1/17/2006	2006-00168	11/13/2006	0602759 LM	REGISTERED	25
	25 - Clothing, footwear, headgear
3834/0464	WESTIES	3/3/2000	2000/00977	5/14/2001	48,703 C.C.	REGISTERED	18
	18 - All goods in the Class.
3834/0465	WESTIES	3/3/2000	2000/00978	5/14/2001	48,705 C.C.	REGISTERED	25
	25 - All goods in the Class.

NIGERIA
T20211NG1	JOYCE LOGO	7/29/1991	TP11295/91/3	7/29/1991	TP11295/91/3	REGISTERED	25
	25 - Footwear.

NORWAY
T30441NO00	BOUTIQUE 9	1/8/2007	200700394	6/18/2007	239731	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear
T00055NO00	EASY SPIRIT (Word Mark)	1/28/2004	200400589	3/7/2005	225888	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00055NO02	EASY SPIRIT (Word Mark)	5/19/2005	200504743	5/22/2006	232761	REGISTERED	09,14,18
							35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	35 - Retail services
T20141NO0	EASY SPIRIT LOGO	5/11/1992	922467	1/27/1994	161199	REGISTERED	25
	25 - Footwear (not included in other classes).
T20150NO0	ENZO ANGIOLINI (Word Mark)	11/23/1992	925836	7/21/1994	163838	REGISTERED	25
	25 - All goods in Class 25.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 67

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NORWAY continued...
T20247NO0	NINE WEST LOGO	11/11/1992	925641	12/9/1993	160600	REGISTERED	18,25
	18 - All goods in class
	25 - All goods in class.
T30315NO00	STUDIO 9 (Word Mark)	1/13/2006	200600434	11/2/2006	236027	REGISTERED	25
	25 - Footwear, clothing, headgear

OMAN
T30441OM00	BOUTIQUE 9	1/9/2007	43099	4/16/2008	43099	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
T30441OM01	BOUTIQUE 9	1/9/2007	43100	4/16/2008	43100	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
T30441OM02	BOUTIQUE 9	1/9/2007	43101	4/16/2008	43101	REGISTERED	25
	25 - Clothing, footwear and headgear
T30233OM00	CIRCA JOAN & DAVID	4/25/2005	36216	6/21/2006	36216	REGISTERED	18
	18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233OM01	CIRCA JOAN & DAVID	4/25/2005	36217	6/21/2006	36217	REGISTERED	25
	25 - Footwear
T30233OM02	CIRCA JOAN & DAVID	4/25/2005	36218	6/21/2006	36218	REGISTERED	35
	35 - Retail store services
3834/0711	EASY SPIRIT LOGO	9/10/1994	10444	5/18/2004	10444	REGISTERED	25
	25 - Footwear.
T20150OM0	ENZO ANGIOLINI (Word Mark)	4/3/1995	11359	3/30/2003	11359	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20150OM1	ENZO ANGIOLINI (Word Mark)	4/3/1995	11358	7/24/2002	11358	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T20150OM2	ENZO ANGIOLINI (Word Mark)	4/3/1995	11360	5/6/2002	11360	REGISTERED	42
	42 - Retail store services, in respect of handbags, purses, footwear, headgear.
T30232OM00	MOOTSIES TOOTSIES	4/25/2005	36219	6/21/2006	36219	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232OM02	MOOTSIES TOOTSIES	4/25/2005	36221	6/21/2006	36221	REGISTERED	35
	35 - Retail store services
T00146OM00	NINE WEST (Word Mark)	5/1/2005	36278	6/21/2006	36278	REGISTERED	09
	09 - Sunglasses and eyewear
T302020M01	NINE WEST (Word Mark)	5/1/2005	36279	6/21/2006	36279	REGISTERED	14
	14 - Jewelry and watches
T302020M04	NINE WEST (Word Mark)	5/1/2005	36282	6/21/2006	36282	REGISTERED	35
	35 - Retail services
3834/0250	NINE WEST LOGO	4/3/1995	11357	7/24/2001	11357	REGISTERED	42
	42 - Retail store services, in respect of handbags, purses, footwear, headgear.
3834/0249	NINE WEST LOGO	4/3/1995	11356	7/24/2001	11356	REGISTERED	25
	25 - Clothing, footwear, headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 68

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
OMAN continued...
3834/0248	NINE WEST LOGO	4/3/1995	11355	7/24/2001	11355	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T30232OM04	SAM & LIBBY	4/25/2005	36223	6/21/2006	36223	REGISTERED	25
	25 - Footwear
T30232OM05	SAM & LIBBY	4/25/2005	36224	6/21/2006	36224	REGISTERED	35
	35 - Retail store services

PAKISTAN
3834/0409PK	NINE WEST (Word Mark)	10/29/1999	158583	10/29/1999	158583	REGISTERED	25
	25 - Clothing, footwear, headgear

PANAMA
T20003PA0	9 & CO. (Logo)	6/29/1993	066735	6/29/1993	66735	REGISTERED	25
	25 - Footwear.
T00012PA00	BANDOLINO (Word Mark)	2/26/2003	125859	2/26/2003	125859	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking
T00012PA02	BANDOLINO (Word Mark)	2/26/2003	125861	2/26/2003	125861	REGISTERED	35
	35 - Retail Store Services (Local Class 39)
T30233PA01	CIRCA JOAN & DAVID	4/22/2005	141977	4/22/2005	141977	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30233PA02	CIRCA JOAN & DAVID	4/22/2005	141979	4/22/2005	141979	REGISTERED	25
	25 - Footwear
T30233PA03	CIRCA JOAN & DAVID	4/22/2005	141980	4/22/2005	141980	REGISTERED	35
	35 - Retail store services
T00055PA02	EASY SPIRIT (Word Mark)	2/26/2003	125863	2/26/2003	125863	REGISTERED	25
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T00055PA03	EASY SPIRIT (Word Mark)	2/26/2003	125864	2/26/2003	125864	REGISTERED	35
	35 - Retail Store Services (Local Class 39)
T00055PA06	EASY SPIRIT (Word Mark)	5/18/2005	142502	5/18/2005	142502	REGISTERED	09
	09 - Sunglasses and eyewear
T00055PA07	EASY SPIRIT (Word Mark)	5/18/2005	142503	5/18/2005	142503	REGISTERED	14
	14 - Jewelry and watches
T00055PA08	EASY SPIRIT (Word Mark)	2/26/2003	125862	2/26/2003	125862	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30266PA00	EASY SPIRIT COMFORT2 (STYLIZED)	11/18/2004	138959	3/29/2005	138959	REGISTERED	25
	25 - Shoes
T20141PA0	EASY SPIRIT LOGO	11/19/1990	N/A	5/18/1992	055116	REGISTERED	25
	25 - Footwear.
T30224PA00	ENZO ANGIOLINI (Word Mark)	2/26/2003	125854	2/26/2003	125854	REGISTERED	09
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30224PA01	ENZO ANGIOLINI (Word Mark)	2/26/2003	125856	2/26/2003	125856	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 69

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PANAMA continued...
T30224PA02	ENZO ANGIOLINI (Word Mark)	2/25/2003	125587	2/26/2003	125857	REGISTERED	25
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30224PA03	ENZO ANGIOLINI (Word Mark)	2/26/2003	125858	2/26/2003	125858	REGISTERED	35
	35 - Retail Store Services
T30224PA04	ENZO ANGIOLINI (Word Mark)	2/26/2003	125855	2/26/2003	125855-01	REGISTERED	14
	14 -Jewelry and watches
T30233PA00	JOAN & DAVID	8/29/1994	58366	8/29/1994	58366	REGISTERED	25
	25 - Footwear
T30232PA00	MOOTSIES TOOTSIES	4/22/2005	141982	4/22/2005	141982	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232PA01	MOOTSIES TOOTSIES	4/22/2005	141984	4/22/2005	141984	REGISTERED	25
	25 - Footwear
T30232PA02	MOOTSIES TOOTSIES	4/22/2005	141978	4/22/2005	141978	REGISTERED	35
	35 - Retail store services
T30202PA00	NINE WEST (Word Mark)	2/26/2003	125850	2/26/2003	125850	REGISTERED	14
	14 - Watches and Jewelry
T30202PA01	NINE WEST (Word Mark)	2/26/2003	125849	2/26/2003	125849	REGISTERED	09
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30202PA02	NINE WEST (Word Mark)	2/2/2003	125851	2/26/2003	125851	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202PA03	NINE WEST (Word Mark)	2/26/2003	125853	2/26/2003	125853	REGISTERED	35
	35 - Retail Store Services
T30202PA04	NINE WEST (Word Mark)	2/26/2003	125852	2/26/2003	125852	REGISTERED	25
	25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T20247PA0	NINE WEST LOGO	6/2/1993	66340	1/18/1995	66340	REGISTERED	42
	42 - Retail store services for footwear, purses and handbags.
T30232PA03	SAM & LIBBY	4/22/2005	141981	4/22/2005	141981	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232PA05	SAM & LIBBY	4/22/2005	141985	4/22/2005	141985	REGISTERED	35
	35 - Retail store services
3834/0320	SELBY	11/15/1977	N/A	5/13/1978	22421	REGISTERED	25
	25 - Shoes made from leather, fabric, cork or combinations of these materials.
T30315PA00	STUDIO 9 (Word Mark)	1/18/2006	148338	1/18/2006	148338	REGISTERED	25
	25 - Clothing, footwear, headgear
PARAGUAY
3834/0564	BANDOLINO (Word Mark)	5/26/2000	12316	4/27/2001	234,499	REGISTERED	18
	18 - All goods in the Class.
3834/0565PY	BANDOLINO (Word Mark)	5/26/2000	12317	4/27/2001	234,500	REGISTERED	25
	25 - All goods in the Class.
T00055PY00	EASY SPIRIT (Word Mark)	11/25/2002	029088	5/27/2003	257604	REGISTERED	18
	18 - All goods in the Class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 70

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PARAGUAY continued...
3834/0367	EASY SPIRIT (Word Mark)	10/31/1997	22060-97	4/9/2001	23,969	REGISTERED	25
	25 - All goods in Class 25.
T30224PY00	ENZO ANGIOLINI (Word Mark)	3/18/1999	5013-1999	5/29/2005	280451	REGISTERED	25
	25 - All goods in the Class
T30224PY01	ENZO ANGIOLINI (Word Mark)	11/25/2002	029091	7/14/2005	279141	REGISTERED	18
	18 - All goods in class.
T30224PY02	ENZO ANGIOLINI (Word Mark)	11/25/2002	29091	6/14/2005	279141	REGISTERED	18
	18 - All goods in the Class.
T30224PY03	ENZO ANGIOLINI (Word Mark)	11/25/2002	029090	6/4/2003	257873	REGISTERED	25
	25 -
T30224PY04	ENZO ANGIOLINI (Word Mark)	11/25/2002	029089	6/4/2003	257872	REGISTERED	35
	35 - Retail store services.
3834/0232	JOYCE DESIGN	5/18/1943	N/A	7/15/1987	207,993	REGISTERED	25
	25 - All goods included in Class 25, such as: Clothing, including boots, shoes and slippers.
T20247PY0	NINE WEST LOGO	8/30/1995	017941	11/26/1996	190824	REGISTERED	35
	35 - Services for selling clothing, shoes, hattery, handbag, and purse.
T20247PY1	NINE WEST LOGO	8/30/1995	017940	11/26/1996	190825	REGISTERED	25
	25 - All goods including, clothing, boots, shoes and slippers.
T20247PY2	NINE WEST LOGO	8/30/1995	017942	11/26/1996	190823	REGISTERED	18
	18 - Leather and imitations of leather and articles made from these materials and not included in other classes, skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
PERU
T20039PE0	BANDOLINO (Stylized)	6/11/1993	222368	6/22/1995	16495	REGISTERED	25
	25 - Footwear.
T30441PE00	BOUTIQUE 9	2/12/2007	302155	2/12/2007	302155	REGISTERED	18
	18 - Handbags and small leather goods
T30441PE01	BOUTIQUE 9	2/12/2007	302156	2/12/2007	302156	REGISTERED	25
	25 - Clothing, footwear, headgear
T30441PE02	BOUTIQUE 9	2/12/2007	302157	2/12/2007	302157	REGISTERED	14
	14 - Jewelry
T20127PE0	EASY SPIRIT (Word Mark)	10/27/1995	283265	2/7/1996	23260	REGISTERED	25
	25 - Clothing including boots, shoes and slippers and all other goods.
T20127PE2	EASY SPIRIT (Word Mark)	10/27/1995	283267	12/6/1996	31486	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, and all other goods.
T20150PE2	ENZO ANGIOLINI (Word Mark)	10/27/1995	283266	2/27/1996	23554	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery and all other goods.
T20150PE3	ENZO ANGIOLINI (Word Mark)	10/27/1995	283264	2/7/1996	23259	REGISTERED	25
	25 - Clothing including boots, shoes and slippers and all other goods.
T30233PE00	JOAN & DAVID	10/31/1996	30482	10/31/1996	30482	REGISTERED	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 71

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PERU continued...
T30202PE06	NINE WEST (Word Mark)	5/9/2005	241724	1/5/2006	111422	REGISTERED	09
	09 - Sunglasses, eyeglasses and articles to help vision or protect the eyes.
T30202PE07	NINE WEST (Word Mark)	5/9/2005	241537	12/15/2005	111207	REGISTERED	14
	14 - Jewelry and watches
T30202PE08	NINE WEST (Word Mark)	5/9/2005	241536	12/15/2005	111206	REGISTERED	18
	18 - School bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, cosmetic bags sold empty, umbrellas, briefcase type portfolios, clutch purses, key cases, credit card cases, change purses, wallets, business card cases and passport cases, all made of materials other than leather and imitations of leather.
T30202PE09	NINE WEST (Word Mark)	5/6/2005	241408	1/17/2006	111642	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202PE10	NINE WEST (Word Mark)	5/11/2005	241923	12/16/2005	40375	REGISTERED	35
	35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof) enabling customers to conveniently view and purchase those goods in class 35.
T20247PE0	NINE WEST LOGO	1/7/1993	214250	8/31/1993	375	REGISTERED	42
	42 - Retail services of clothing, boots, shoes and slippers.
T20247PE1	NINE WEST LOGO	2/2/1993	215480	9/13/1995	20592	REGISTERED	25
	25 - Clothing, including boots, shoes and slippers.
3834/0293	NINE WEST LOGO	3/5/1999	80351	5/27/1999	55195	REGISTERED	18
	18 - All goods in the Class.
T30315PE00	STUDIO 9 (Word Mark)	1/19/2006	266599	4/12/2006	114244	REGISTERED	25
	25 - Clothing, footwear, headgear
T20398PE0	YFA BANDOLINO LABEL	11/24/1994	255576	8/29/1997	38674	REGISTERED	25
	25 - Shoes, boots and sandals.
PHILIPPINES
3834/0546PH	ENZO ANGIOLINI (Word Mark)	5/31/2000	4-2000-04490	2/27/2006	4-2000-04490	REGISTERED	18
	18 - Handbags, other bags, small leather goods.
3834/0083	ENZO ANGIOLINI (Word Mark)	1/4/1994	96190	12/28/1998	66861	REGISTERED	18
	18 - Purses and handbags.
T20150PH1	ENZO ANGIOLINI (Word Mark)	9/14/1994	95217	7/30/1997	65103	REGISTERED	25
	25 - Shoes.
3834/0082	ENZO ANGIOLINI (Word Mark)	11/4/1994	96191	11/25/1998	66593	REGISTERED	42
	42 - Retail store services for purses, handbags and footwear.
T30233PH03	JOAN & DAVID	2/5/1996	62441	2/5/1996	62441	REGISTERED	18
	18 - Handbags
3834/0590PH01	NINE WEST (Word Mark)	5/31/2000	4-2000-04486	7/16/2006	4-2000-04486	REGISTERED	25
	25 - Footwear and clothing namely, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals
3834/0591PH00	NINE WEST (Word Mark)	5/31/2000	4-2000-04485	2/10/2005	4-2000-04485	REGISTERED	42
	42 - Retail store services.
3834/	NINE WEST LOGO	9/14/1994	95216	11/20/2005	4-1994-95216D	REGISTERED	25
	25 - Shoes.
POLAND
T20150PL0	ENZO ANGIOLINI (Word Mark)	12/3/1992	Z-116896	12/3/1992	79455	REGISTERED	25
	25 - Clothing, footwear and headgear.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 72

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
POLAND continued...
T20247PL0	NINE WEST LOGO	11/17/1992	Z-116522	11/17/1992	83433	REGISTERED	18,25
	18 - Leather and imitations of leather not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
	25 - Clothing, footwear, headwear.
PORTUGAL
3834/0712	9 WEST (Stylized)	11/11/1986	237733	5/2/1991	237733	REGISTERED	25
	25 - Clothing articles, including footwear and headgear.
T20036PT0	BANDOLINO (Word Mark)	3/1/1990	262489	9/14/1992	262489	REGISTERED	25
	25 - Footwear.
T00055PT00	EASY SPIRIT (Word Mark)	1/30/2003	369687	10/14/2004	369687	REGISTERED	18,25
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags; umbrellas and walking sticks; leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins; trunks and traveling bags; parasols; whips, harnesses and saddlery.
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, handkerchiefs.
T20141PT0	EASY SPIRIT LOGO	11/13/1990	268912	1/14/1993	268912	REGISTERED	25
	25 - Footwear.
T20177PT0	GAROLINI (Stylized)	5/23/1989	255753	10/9/1992	255753	REGISTERED	25
	25 - Footwear.
T30233PT00	JOAN & DAVID		na	11/24/1994	295029	REGISTERED	18
	18 - Handbags
T30233PT01	JOAN & DAVID		na	11/24/1994	295030	REGISTERED	25
	25 - Footwear
3834/0384	NINE WEST LOGO	12/15/1992	288004	9/9/1994	288004	REGISTERED	42
	42 - Retail store services (supplying in respect of clothing, footwear and headgear).
3834/0383	NINE WEST LOGO	11/25/1992	287612	8/1/1994	287612	REGISTERED	25
	25 - Clothing, footwear, headgear.
PUERTO RICO
T20008PR0	9 WEST (Logo)	8/10/1993	N/A	8/10/1993	33629	REGISTERED	25
	25 - Clothing, footwear, headgear
T20036PR1	BANDOLINO (Word Mark)	4/18/1975	N/A	8/8/1975	19660	REGISTERED	25
	25 - Ladies’ shoes.
T00055PR00	EASY SPIRIT (Word Mark)	5/14/2003	na	5/14/2003	56847	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00055PR01	EASY SPIRIT (Word Mark)	5/14/2003	na	5/14/2003	56846	REGISTERED	25
	25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T20141PR01	EASY SPIRIT LOGO	9/14/1989	N/A	9/14/1989	29222	REGISTERED	25
	25 - Footwear
T30224PR00	ENZO ANGIOLINI (Word Mark)	5/14/2003	N/A	5/14/2003	56842	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags and umbrellas
T30224PR03	ENZO ANGIOLINI (Word Mark)	5/14/2003	N/A	5/14/2003	56849	REGISTERED	35
	35 - Retail Store Services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 73

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PUERTO RICO continued...
T30224PR04	ENZO ANGIOLINI (Word Mark)	5/14/2003	N/A	5/14/2003	56848	REGISTERED	25
	25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.
T30224PR06	ENZO ANGIOLINI (Word Mark)	5/16/2006	686900	5/16/2006	686900	REGISTERED	25
	25 - Shoes and boots.
T30233PR00	JOAN & DAVID			1/3/1992	30133	REGISTERED	25
	25 -
T30202PR00	NINE WEST (Word Mark)	5/14/2002	N/R02/182	5/14/2002	57,582	REGISTERED	03
	03 - Perfume, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, glitter, face glitter, lipstick, lip pencils, blush eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30202PR01	NINE WEST (Word Mark)	5/14/2003	56845	5/14/2003	56845	REGISTERED	09
	09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30202PR02	NINE WEST (Word Mark)	1/17/2003	56844	5/14/2003	56844	REGISTERED	14
	14 - Jewelry and watches
18	NINE WEST (Word Mark)	5/14/2003	56843	5/14/2003	56843	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202PR04	NINE WEST (Word Mark)	1/17/2003	56838	5/14/2003	56838	REGISTERED	25
	25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
3834/0183	NINE WEST LOGO	8/10/1993	N/A	2/8/1994	33263	REGISTERED	25
	25 - Shoes.
3834/0100	NINE WEST LOGO	8/10/1993	n/a	8/10/1993	33268	REGISTERED	42
	42 - Services: Retail store services for shoes and handbags.
T20264PR0	PAPPAGALLO (SCRIPT)	12/7/1992	N/A	3/3/1987	7955	REGISTERED	09,N
	09 - Eyeglasses and frames for spectacles.
	N — **This mark will lapse due to non-use of associated U.S. Registration 1,430,960.
T20286 PR1	RED CROSS		N/A	12/29/1977	21,367	REGISTERED

QATAR
T30441QA00	BOUTIQUE 9	1/8/2007	42701	4/29/2008	42701	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
T30441QA01	BOUTIQUE 9	1/8/2007	42702	4/29/2008	42702	REGISTERED	18
	18 - Leather and imitations of leather, especially handbags and small leather goods; and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;
T30441QA02	BOUTIQUE 9	1/8/2007	42703	4/29/2008	42703	REGISTERED	25
	25 - Clothing, footwear and headgear
T30233QA00	CIRCA JOAN & DAVID	4/28/2005	35611	11/20/2007	35611	REGISTERED	18
	18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty
T30233QA01	CIRCA JOAN & DAVID	4/28/2005	35612	11/20/2007	35612	REGISTERED	25
	25 - Footwear
T30233QA02	CIRCA JOAN & DAVID	4/28/2005	35613	12/12/2007	35613	REGISTERED	35
	35 - Retail Store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 74

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
QATAR continued ...
T20142QA0	EASY SPIRIT LOGO	6/11/1994	11963	2/21/2001	11963	REGISTERED	25
	25 - Footwear.
3834/0301	ENZO ANGIOLINI (Word Mark)	3/16/1999	20210	5/22/2005	20210	REGISTERED	25
	25 - All goods in the Class.
T30232QA00	MOOTSIES TOOTSIES	4/28/2005	35617	12/12/2007	35617	REGISTERED	18
	18 - Handbags
T30232QA01	MOOTSIES TOOTSIES	4/28/2008	35618	12/12/2007	35618	REGISTERED	25
	25 - Footwear
T30232QA02	MOOTSIES TOOTSIES	4/28/2005	35619	12/12/2007	35619	REGISTERED	35
	35 - Retail store services
T30202QA00	NINE WEST (Word Mark)	5/2/2005	35638	12/12/2007	35638	REGISTERED	18
	18 - Accessories, handbags and small leather goods.
T30202QA01	NINE WEST (Word Mark)	5/2/2005	35637	12/12/2007	35637	REGISTERED	14
	14 - Watches and jewelry
T30202QA02	NINE WEST (Word Mark)	5/2/2005	35636	12/12/2007	35636	REGISTERED	09
	09 - Sunglasses and eyewear
T30202QA03	NINE WEST (Word Mark)	5/2/2005	35639	12/12/2007	35639	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30202QA04	NINE WEST (Word Mark)	5/2/2005	35640	12/12/2007	35640	REGISTERED	35
	35 - Retail store services.
3834/0296	NINE WEST LOGO	3/16/1999	20211	5/22/2005	20211	REGISTERED	18
	18 - Accessories, handbags and small leather goods
3834/0297	NINE WEST LOGO	3/16/1999	20212	5/22/2005	20211	REGISTERED	25
	25 - All goods in Class 25
3834/0298	NINE WEST LOGO	3/16/1999	20213	5/22/2005	20213	REGISTERED	35
	35 - All goods in class 35.
T30232QA03	SAM & LIBBY	4/28/2005	35614	12/12/2007	35614	REGISTERED	18
	18 - Handbags
T30232QA04	SAM & LIBBY	4/28/2005	35615	12/12/2007	35615	REGISTERED	25
	25 - Footwear
T30232QA05	SAM & LIBBY	4/28/2005	35616	12/12/2007	35616	REGISTERED	35
	35 - Retail store services

SAINT LUCIA
T00012LC01	BANDOLINO (Word Mark)	12/12/2002	444/2002		TM2002/000444	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harnesses and saddlery.
T00012LC02	BANDOLINO (Word Mark)	12/12/2002	445/2002	10/27/2003	TM/2002/000445	REGISTERED	25
	25 - Clothing, footwear, headgear.
T00055LC01	EASY SPIRIT (Word Mark)	12/12/2002	447/2002	10/27/2003	TM/2002/000447	REGISTERED	25
	25 - Clothing, footwear, headgear.
TOO055LC02	EASY SPIRIT (Word Mark)	12/12/2002	446/2002		TM/2002/000446	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other class, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harnesses and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 75

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAINT LUCIA continued ...
T30224LC00	ENZO ANGIOLINI (Word Mark)	12/12/2002	440/2002	12/12/2002	TM/2002/000440	REGISTERED	09
	09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30224LC01	ENZO ANGIOLINI (Word Mark)	12/12/2002	441/2002	12/12/2002	TM/2002/000441	REGISTERED	14
	14 - Jewelry and watches
T30224LC02	ENZO ANGIOLINI (Word Mark)	12/12/2002	442/2002	12/12/2002	TM/2002/000442	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30224LC03	ENZO ANGIOLINI (Word Mark)	12/12/2002	443/2002	10/27/2003	TM/2002/000443	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30202LC00	NINE WEST (Word Mark)	12/12/2002	439/2002	12/12/2002	TM/2002/000439	REGISTERED	09
	09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
T30202LC01	NINE WEST (Word Mark)	12/12/2002	435/2002	12/12/2002	TM/2002/000435	REGISTERED	14
	14 - Jewelry and watches
1814	NINE WEST (Word Mark)	12/12/2002	436/2002	12/12/2002	TM/2002/000436	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T30202LC03	NINE WEST (Word Mark)	12/12/2002	437/2002	12/12/2002	TM/2002/000437	REGISTERED	25
	25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.
T30202LC04	NINE WEST (Word Mark)	12/12/2002	438/2008	12/12/2002	TM/2002/000438	REGISTERED	35
	35 - Retail Store Services

SAUDI ARABIA
3834/0188	BANDOL/NO (Stylized)	7/28/1997	39986	6/28/1998	439/74	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
3834/0189	BANDOL/NO (Stylized)	7/28/1997	39987	6/28/1998	439/75	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30441SA00	BOUTIQUE 9	1/7/2007	112581	10/2/2007	949/66	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
T30441SA01	BOUTIQUE 9	1/7/2007	112582	11/25/2007	958/99	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
T30441SA02	BOUTIQUE 9	1/7/2007	112583	10/2/2007	949/67	REGISTERED	25
	25 - Clothing, footwear, headgear
T30233SA00	CIRCA JOAN & DAVID	5/16/2004	89654	9/5/2005	800/62	REGISTERED	18
	18 - Handbags
T30233SA02	CIRCA JOAN & DAVID	5/16/2004	89655	9/6/2005	800/95	REGISTERED	25
	25 - Footwear
T30233SA01	CIRCA JOAN & DAVID & Design	5/16/2004	89657	9/5/2005	800/60	REGISTERED	25
	25 - Footwear
T30233SA03	CIRCA JOAN & DAVID & Design	5/16/2004	89656	9/5/2005	800/59	REGISTERED	18
	18 - Handbags
T30232SA00	DAVID & DAVID	5/16/2004	89659	9/5/2005	800/61	REGISTERED	25
	25 - Footwear

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 76

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAUDI ARABIA continued ...
T30232SA01	DAVID & DAVID	5/16/2004	89658	9/6/2005	800/94	REGISTERED	18
	18 - Handbags
3834/0164	EASY SPIRIT (Stylized)	7/28/1997	39988	8/2/1998	443/26	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
3834/0142	EASY SPIRIT (Word Mark)	10/17/1998	46360	5/21/2000	528/70	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30224SA00	ENZO ANGIOLINI (Word Mark)	6/29/2003	54387	6/29/2003	728/16	REGISTERED	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.
T20150SA0	ENZO ANGIOLINI (Word Mark)	3/22/1995	28817	3/22/1995	360/88	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20150SA1	ENZO ANGIOLINI (Word Mark)	3/22/1995	28816	3/22/1995	361/37	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T30202SA00	NINE WEST (Word Mark)	4/30/2005	96626	4/5/2006	832/32	REGISTERED	09
	09 - Sunglasses and eyewear
T30202SA01	NINE WEST (Word Mark)	4/30/2005	96627	4/5/2006	932/33	REGISTERED	14
	14 - Jewelry and watches
T30202SA02	NINE WEST (Word Mark)	4/30/2005	96628	4/5/2006	832/34	REGISTERED	18
	18 - Accessories, handbags and small leather goods
T30202SA03	NINE WEST (Word Mark)	4/30/2005	96629	4/5/2006	832/35	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20247SA1	NINE WEST LOGO	3/22/1995	28818	3/22/1995	361/38	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T20247SA2	NINE WEST LOGO	3/22/1995	28819	3/22/1995	361/39	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0522	NINE WEST LOGO	3/25/2000	63199	10/22/2000	545/40	REGISTERED	35
	35 - The bringing together, for the benefit of others, of handbags, carrying cases, suitcases and traveling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps, clothing, footwear and headgear (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
T30315SA00	STUDIO 9 (Word Mark)	1/16/2006	102442	1/20/2007	889/26	REGISTERED	25
	25 - Clothing, footwear headgear

SINGAPORE
3834/0018	9 WEST (Word Mark)	8/12/1998	S8060/98	8/12/1998	T98/08060F	REGISTERED	14
	14 - Jewelry and watches.
T00012SG00	BANDOLINO (Word Mark)	8/12/2004	T04/13405G	8/12/2004	T04/13405G	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags, umbrellas and walking
T00012SG02	BANDOLINO (Word Mark)	8/12/2004	T04/13407C	8/12/2004	T04/13407C	REGISTERED	35
	35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods in a retail store.
T20036SG0	BANDOLINO (Word Mark)	5/25/1988	T88/02554H	5/25/1988	T88/02554H	REGISTERED	25
	25 - Footwear, being articles of clothing.
T30441SG00	BOUTIQUE 9	1/24/2007	T07/01590C	1/24/2007	T07/01590C	REGISTERED	14
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 77

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SINGAPORE continued...
T30441SG01	BOUTIQUE 9	1/24/2007	T07/01595D	1/24/2007	T07/01595D	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
T30441SG02	BOUTIQUE 9	1/24/2007	T07/01597J	1/24/2007	T07/01597J	REGISTERED	25
	25 - Clothing, footwear, and headgear
3834/0169	CALICO	10/27/1994	S/9391/94	10/27/1994	9391/94	REGISTERED	25
	25 - Shoes, boots, moccasins and sandals but not including any such goods made of cotton.
T30233SG00	CIRCA JOAN & DAVID	1/15/2004	T0400429C	1/15/2004	T04/00429C	REGISTERED	18
	18 - Bags, handbags, purses, wallets, tote bags and luggage.
T30233SG01	CIRCA JOAN & DAVID	1/15/2004	T0400430G	7/16/2003	T0400430G	REGISTERED	25
	25 - Clothing, overcoats, jackets, suits, blouses, jerseys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear
T30233SG02	CIRCA JOAN & DAVID & Design	1/15/2004	T0400431E	1/16/2003	T0400431E	REGISTERED	18
	18 - Handbags, namely, ladies’ handbags, and small leather articles
T30233SG03	CIRCA JOAN & DAVID & Design	1/15/2004	T0400432C	7/16/2003	T0400432C	REGISTERED	25
	25 - Clothing, overcoats, jackets, suits, blouses, jerseys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear
T00033SG00	CLOUD 9 NINE WEST	9/29/1998	s/9782/98	9/29/1998	T98/09782G	REGISTERED	25
	25 - Footwear; all included in class 25.
T20073SG00	CLOUD NINE (Word Mark)	7/29/1998	S/7644/98	7/29/1998	T98/07644G	REGISTERED	25
	25 - Clothing, footwear; headgear; including, shirts; t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, hosiery, gloves, mittens, hats, caps, berets, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and moccasins; all included in Class 25.
T20073SG02	CLOUD NINE (Word Mark)	7/29/1998	S/7643/98	9/29/1998	T98/076431	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; bags, handbags, purses, backpacks, cases, billfolds, wallets, key fobs, key cases; all including in class 18.
T30232SG00	DAVID & DAVID	1/15/2004	T0400434Z	7/16/2003	T0400434Z	REGISTERED	25
	25 - Clothing, overcoats, jackets, suits, blouses, jerseys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear
T30233SG13	DAVID & DAVID & Design	1/15/2004	T0400433A	7/16/2003	T0400433A	REGISTERED	18
	18 - Bags and wallets
3834/0060	EASY SPIRIT (STYLIZED)	10/14/1997	S/12585/97	10/14/1997	T97/12585A	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T20127SG0	EASY SPIRIT (Word Mark)	11/22/1988	6539/88	11/22/1988	6539/88	REGISTERED	25
	25 - Footwear.
T20150SG2	ENZO ANGIOLINI (Word Mark)	10/11/1994	S/8809/94	10/11/1994	8809/94	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, +handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
3834/0548	ENZO ANGIOLINI (Word Mark)	5/31/2000	T00/09261l	5/31/2000	T00/09261l	REGISTERED	35
	35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens.
3834/0222	ENZO ANGIOLINI (Word Mark)	3/20/1998	S/2571/98	3/20/1998	T98/02571J	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T20150SG1	ENZO ANGIOLINI (Word Mark)	11/19/1992	S/8840/92	11/19/1992	B8840/92	REGISTERED	25
	25 - Shoes, boots, moccasins and sandals, all included in Class 25.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 78

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SINGAPORE continued...
T30233SG06	JOAN & DAVID		T90/00629F	1/19/1997	00629F	REGISTERED	18
	18 - Handbags, namely, ladies’ handbags, and small leather articles
T30233SG07	JOAN & DAVID	1/19/1997	T9000630Z	1/19/1997	00630Z	REGISTERED	25
	25 - Footwear
T30233SG08	JOAN & DAVID	4/2/2002	T0204296A	5/20/2003	T0204296A	REGISTERED	35
	35 - Retail store services
T30233SG09	JOAN AND DAVID		na	5/26/1995	T88/02602A	REGISTERED	25
	25 - Footwear
T30237SG00	JOAN HELPERN SIGNATURE	11/14/1995	na	11/14/1995	T9510963H	REGISTERED	18
	18 - Handbags and leather goods
T30237SG01	JOAN HELPERN SIGNATURE	11/14/1995	1096495	11/14/1995	T9510964F	REGISTERED	25
	25 - Footwear
T20200SG0	JOYCE	3/13/1975	63623	3/13/1975	B63623	REGISTERED	25
	25 - Boots, shoes, slippers and sandals.
T30202SG00	NINE WEST (Word Mark)	10/19/2006	T06/22274C	10/19/2006	T06/22274C	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30202SG01	NINE WEST (Word Mark)	5/25/2005	T05/08652H	5/26/2005	T05/08652H	REGISTERED	25
	25 - Clothing, footwear, headgear
T30202SG02	NINE WEST (Word Mark)	5/26/2005	T05/08654D	5/26/2005	T05/08654D	REGISTERED	35
	35 - Retail Services
T30202SG03	NINE WEST (Word Mark)	5/26/2005	T05/06943	5/26/2005	T05/08651z	REGISTERED	18
	18 - Handbags, credit card holders, knapsacks, billfold, wallets, key cases, traveling bags, umbrellas, goods made of leather or imitations of leather.
3834/0061/SG	NINE WEST LOGO	10/6/1994	S/8691/94	10/6/1994	8691Z	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
T20247SG1	NINE WEST LOGO	11/25/1992	S/9002/92	11/25/1992	T92/09002	REGISTERED	25
	25 - Shoes, boots, moccasins and sandals, jackets, trousers, skirts, pants, shorts, sweaters, jerseys, sweat suits, hats, berets and caps, all included in Class 25.
3834/0236	NINE WEST LOGO	3/20/1998	S/2570/98	3/20/1998	T98/02570B	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
3834/0028	NINE WEST LOGO	8/12/1998	S9059/98	8/12/1998	T98/08059B	REGISTERED	14
	14 - Jewelry and watches.
3834/0584	NW NINE WEST	5/31/2000	T00/09262G	5/31/2000	T00/0-9262G	REGISTERED	18
	18 - Bags, handbags, leather goods.
3834/0585SG	NW NINE WEST	5/31/2000	T00/09263E	5/31/2000	t00/09263E	REGISTERED	25
	25 - Footwear and clothing.
3834/0603	NW NINE WEST	5/31/2000	T00/09264C	5/31/2000	T00/09264C	REGISTERED	35
	35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens.
3834/0641	NW NINE WEST MEN and Arrow Design	8/14/2000	T00/14166J	8/14/2000	T00/14166J	REGISTERED	25
	25 - Footwear, clothing, headgear for men and boys; shoe boots, moccasins and sandals, coats, jackets, parkas, ponchos, rainwear, trousers, pants, shorts, suits, slacks, jeans, vests, sweaters, shirts, t-shirts, jogging suits, belts, socks, lounge-wear, jerseys, sweat shirts, sweat pants, neckwear, ties, scarves, gloves, mittens, hats, berets and caps.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 79

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SINGAPORE continued...
T15882SG11	NW NINE WEST MEN and Arrow Design	8/14/2000	T00/14165B	8/14/2000	T00/14155B	REGISTERED	18
	18 - Goods made of leather and imitations of leather, namely, bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, trunks, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking
T20265SG0	PAPPAGALLO & DESIGN	11/25/1981	T81/05214J	11/25/1981	T81/05214J	REGISTERED	25
	25 - Ladies’ shoes, dresses, blouses, coats, sweaters, belts, panty hose, scarves and smocks.
T30232SG01	SAM & LIBBY		T9006617E	9/24/1997	T9006617E	REGISTERED	25
	25 - Footwear
T15976SG00	SPA NINE WEST (Stylized)	10/11/1994	T94-8810F	10/11/1994	T9408810F	REGISTERED	18
	18 - Bags, handbags, purses, cases, billfolds, wallets, traveling bags, all made of leather or imitations of leather; all included in Class18
3834/0062	SPA NINE WEST (STYLIZED)	9/13/1994	S/7959/94	9/13/1994	T94/0759Z	REGISTERED	25
	25 - Shoes, boots, moccasins and sandals, jackets, trousers, skirts, pants, shorts, sweaters, jerseys, sweat suits, hats, berets and caps, all included in Class 25.
MY0006	SPA NINE WEST (STYLIZED)	10/11/1994	S/8810/94	10/11/1994	S/8810/94	REGISTERED	18
	18 - Bags, handbags, purses, cases, billfolds, wallets, traveling bags, all made of leather or imitations of leather; all included in Class 18.
T30315SG00	STUDIO 9 (Word Mark)	1/16/2006	T06/00949G	1/16/2006	T06/00949G	REGISTERED	25
	25 - Footwear, clothing, headgear.

SLOVAK REPUBLIC
3834/0513SK	EASY SPIRIT LOGO	7/27/1990	58165	1/29/1992	169,120	REGISTERED	25
	25 - Footwear.
T20150SK0	ENZO ANGIOLINI (Word Mark)	11/19/1992	73183	1/26/1996	176444	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
T20247SK0	NINE WEST LOGO	11/11/1992	72925	1/29/1996	176449	REGISTERED	18,25
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, packs, cases, billfolds, wallets, key fobs and key cases, traveling bags, umbrellas, walking sticks.
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals.

SOUTH AFRICA
T20003ZA00	9 & CO. (Word Mark)	11/14/1996	96/16258	11/14/1996	96/16258	REGISTERED	25
	25 - Footwear including boots, shoes and slippers
3834/0710	9 WEST (Word Mark)	3/9/1981	81/1521	3/9/1981	B81/1521	REGISTERED	25
	25 - All articles of footwear including boots, shoes and slippers.
T20011ZA0	9 WEST LOGO	2/15/1985	85/1175	2/15/1985	85/1175	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20036ZA0	BANDOLINO (Word Mark)	9/10/1982	82/7076	9/10/1982	82/7076	REGISTERED	25
	25 - Articles of clothing including footwear.
T20062ZA0	CALICO LOGO	1/23/1985	85/0527	1/23/1985	85/0527	REGISTERED	25
	25 - Shoes.
T20127ZA0	EASY SPIRIT (Word Mark)	5/25/1988	88/4151	5/25/1988	88/4151	REGISTERED	25
	25 - Footwear.
T20150ZA0	ENZO ANGIOLINI (Word Mark)	1/16/1985	85/0367	1/16/1985	85/0367	REGISTERED	25
	25 - Footwear.
T30233ZA00	JOAN & DAVID	8/1/1994	0908089	8/1/1994	808994	REGISTERED	25
	25 - Footwear
T20247ZA0	NINE WEST LOGO	12/1/1992	92/10534	12/1/1992	92/10534	REGISTERED	42
	42 - Wholesale, retail, distribution and mail order services, services connected with and ancillary to the foregoing included in the class.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH AFRICA continued...
T20247ZA 1	NINE WEST LOGO	11/11/1992	92/9654	11/11/1992	92/9654	REGISTERED	25
	25 - Clothing, footwear, headgear.
3834/0078	NINE WEST LOGO	8/28/1995	95/11253	8/28/1995	95/11253	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0158	PAPPAGALLO (Word Mark)	4/16/1969	69/1641	4/16/1969	69/1641	REGISTERED	25
	25 - Articles of clothing, including footwear.
T30315ZA00	STUDIO 9 (Word Mark)	1/12/2006	2006/00828		2006/00828	REGISTERED	25
	25 - Clothing, footwear, headgear
T20382ZA0	WESTIES	1/23/1985	85/0528	1/23/1985	85/0528	REGISTERED	25
	25 - Clothing, footwear, headgear.

SOUTH KOREA
T20003KR0	9 & CO. (Logo)	10/14/1994	94-40897	1/20/1997	353992	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, traveling trunks, suit cases, Boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherwear, credit card cases, passport cases, razor cases and razor blade cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.
T20003KR1	9 & CO. (Logo)	10/14/1994	94-40898	3/29/1996	336393	REGISTERED	21,25,26
	21 - Shoe brushes and shoe horns
	25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, shoehorn.
	26 - Shoe strings
T20011KR0	9 WEST (Stylized)	1/19/1985	688/85	1/9/1986	122311	REGISTERED	25,26
	25 - Sandal patterns, slippers, straw sandals, wooden shoes with clogs (for rainy weather), overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, arctic shoes, rain shoes, vinyl shoes, rubber shoes, laced boots, boots and low shoes.
	26 - Shoe strings
3834/0019	9 WEST (Word Mark)	10/16/1998	1998-26966	9/13/1999	454742	REGISTERED	14
	14 - Movements for clocks and watches, lock dials, clock hands, watch springs, anchors (clock and watch-making), watch crystals, watch chains, watch cases, clockworks, barrels (clock and watch making), atomic clocks, alarm clocks, electric clocks and watches, electronic clocks and watches, control clocks, chromo graphs, chronometers, chronoscopes, table clocks, wrist watches and pocket watches, garnet, olivine (gems), malachite, diamond, opal, agate, cat’s eye, moonstone, beryl, jasper, jade, coral, crystal, alexandrite, aquamarine, quartz, paste jewelry (Costume jewelry), zircon, pearl, spinel (precious stones), cubic zirconium, christo beryl, turquoise, topaz, tourmaline, tiger eye, yellow jade and jet, ingot gold alloys, gold platings, gold leafs, wrought gold articles, gold-alloy platings, nickel silver, rhodium, ruthenium, aluminum gold, osmium, silver or silver alloy casting leafs, silver leafs, wrought silver articles, ingot silver, ingot silver alloys, iridium and palladium, earrings, badges of precious metal, buckles of precious metal, belt ornament of precious metal, pins of precious metals, medals, necklaces, rings, anklets, amulets (jewelry), brooches (jewelry), ornamental pins, charms and bracelets.
3834/0521	ANTI-GRAVITY	4/7/2000	40-2000-16672	6/25/2001	496257	REGISTERED	25
	25 - Low shoes, boots, laced boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, track-racing shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, angler shoes, fatigues shoes, sandals, over shoes, wooden shoes with clogs (for rainy weather) straw sandals, slippers and sandal patterns
T15894KR01	BANDOLINO (Stylized)	1/7/2005	40-2005-1073	3/9/2006	40-0654272	REGISTERED	25
	25 - Breeches, riding boots, low heel shoes, boots, leather boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, Korean clogs, galoshes, bath sandals, bath slipper, half-boots, beach shoes, laced shoes, one-piece dresses, two-piece dresses, evening dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, cloaks, overcoats, jackets, sweaters, slacks, blue jean pants, blue jean shirts, blue jean shorts, sweat pants, underpants, trousers, shoes, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (usually worn while relaxing at home), lounge-wear for men (clothing worn whole relaxing at home), lounge wear for children (clothing worn while relaxing at home), panty hose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, tank tops, camisoles, pullovers, children’s clothes, aerobic wear, nightgowns, underwear, undershirts, bathing caps, bathing suits, bathing trunks, pajamas, sun visors.
T15894KR02	BANDOLINO (Stylized)	2/3/2005	40-2005-4954	2/28/2006	40-0653059	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags poly-bags, and straw bags.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 81

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued...
T00012KR00	BANDOLINO (Word Mark)	12/23/2004	41-2004-27662	3/16/2006	41-0129405	REGISTERED	35
	35 - Retail agency services of footwear, retail agency services of clothing, retail mediating services of clothing, retail agency services of bags, retail mediating services of small leather goods, retail mediating services of small leather goods, retail agency services of clutch purses, retail mediating services of key cases, retail mediating services of credit card cases, retail agency services of credit card cases, retail agency services of cosmetic cases sold empty, retail mediating services of cosmetic services sold empty, retail agency services of wallets, retail mediating services of business card cases, retail agency services of lipstick holders, retail mediating services of lipstick holders, export and import services, sales agency services, sales mediating services, other services included in this class.
3834/0152	BANDOLINO (Word Mark)	7/25/1997	34696	8/27/1999	40-0453717	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.
T20059KR0	CALICO	10/14/1994	94-40899	3/29/1996	336394	REGISTERED	25
	25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, shoehorn.
T20062KR0	CALICO LOGO	1/25/1985	998-85	1/9/1986	122313	REGISTERED	21,25,26
	21 - Shoehorn and shoe brushes
	25 - Sandal patterns, slippers, straw sandals, wooden shoes with clogs (for rainy weather) overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoe, basketball shoes, baseball shoes, arctic shoes rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots and low shoes.
	26 - Shoe strings
T30233KR01	CIRCA JOAN & DAVID & Design	1/16/2004	4020040002274	1/24/2006	064897	REGISTERED	18,25
	18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
	25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
T30233KR00	CIRCA JOAN AND DAVID	1/16/2004	4020040002273	1/24/2006	0648492	REGISTERED	18,25
	18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
	25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
T30233KR02	DAVID & DAVID & Design	1/16/2004	4020040002275	12/29/2005	0645284	REGISTERED	18,25
	18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
	25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
3834/0519	EASY SPIRIT (Word Mark)	4/7/2000	2000-16670	7/23/2001	498217	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, traveling trunks, suit cases, Boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherwear, credit card cases, passport cases, check holders, gas range cases, ticket cases, diaper bags, poly-bags, fashion bag made of straw, purses not of precious metal, tote bags, vanity cases (empty), duffel bags, portfolios, change purses not of precious metal, coin cases.
3834/0520	EASY SPIRIT (Word Mark)	4/7/2000	2000-16671	6/25/2001	496256	REGISTERED	25
	25 - Low shoes, boots, laced boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, track-racing shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, angler shoes, fatigue shoes, sandals, over shoes, wooden shoes with clogs (for rainy weather), straw sandals, slippers, sandal patterns.
T30198KR00	EASY SPIRIT COMFORT 2 (STYLIZED)	10/21/200	40-2004-47657	12/16/2005	643508	REGISTERED	25
	25 - Footwear
3834/0551KR	ENZO ANGIOLINI (Word Mark)	7/20/2000	2000-20510	5/31/2002	76237	REGISTERED	35
	35 - Retails agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags.
T20150KR0	ENZO ANGIOLINI (Word Mark)	10/10/1994	40251	3/20/1996	335577	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.
T20150KR1	ENZO ANGIOLINI (Word Mark)	1/18/1985	592/85	1/9/1986	122310	REGISTERED	21,25,26
	21 - Shoe brushes and shoehorns
	25 - Sandal patterns, slippers, straw sandals. wooden shoes with clogs for rainy weather), overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, arctic shoes, rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots and low shoes.
	26 - Shoe strings

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 82

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued...
T30233KR03	JOAN & DAVID	3/5/1994	170094	7/14/1995	27785	REGISTERED	35
	35 - Retail sales services for shoes, clothing and accessories
T30233KR04	JOAN & DAVID	7/11/1990	20018170	1/30/1992	232506	REGISTERED	9,10,25
	9 - Fire clothing
	10 - Sanitary masks
	25 - Belts, neckties, dress shirts, blouses, jackets, trousers, socks, hats
T30233KR05	JOAN AND DAVID	4/22/1988	945688	6/14/1989	172099	REGISTERED	18,25
	18 - Umbrellas; oilpaper umbrellas; parasols; walking sticks
	25 - Low shoes; boots; laced boots; leather shoes; rubber shoes; vinyl shoes; sandals; straw sandals; clogs; slippers; sandal clogs
T30233KR07	JOAN AND DAVID	4/22/1988	1988-9457	9/19/1989	179018	REGISTERED	14,24,25 26
	14 - Bracelets; brooches; rings; tie pins; badges; medals; insignias; buckles
	24 - Handkerchiefs; towels; wrapping cloths
	25 - Ceremonial dresses; business suits; suit trousers; evening dresses; suits; skirts; children’s clothes; overcoats; short coats; raincoats; mantles; jumpers; sweaters; cardigans; vests; dress shirts; collars; cuffs; blouses; sport shirts; polo shirts; undershirts; underpanties; combinations; chemises; slips; petticoats; corsets; brassiere; swimsuits; sleeping garments; pajamas; negligees; night gowns; socks; stockings; Boseon (Korean socks); Boseon covers; scarves; neckties; gaiters; aprons; sporting stockings; bibs; tights; hats
	26 - Ornamental ribbons; laces (except for embroidered lace); pigtail ribbons; hair ribbons; hair pins
T30232KR00	MOOTSIES TOOTSIES			10/21/1994	30089	REGISTERED	25
	25 - Women’s shoes, children’s shoes, sneakers, boots, sandals and slippers
T30078KR01	NINE & COMPANY (Logo)	11/14/2001	40-2001-50206	2/27/2003	40-542173	REGISTERED	25
	25 - Low heel shoes, boots, lace-up boots, leather boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one piece cresses, two piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jackets, slacks, jean pants, jean shorts, sweat pants, underpants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (usually worn while relaxing at home), lounge-wear for me (clothing work while relaxing at home), lounge-wear for children (clothing usually work while relaxing at home), pantyhose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, tank tops, camisoles and pullovers.
3834/0153	NINE WEST (Stylized)	7/12/1997	32419	9/10/1998	420,617	REGISTERED	25
	25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandals clog, shoe string, shoe brush and shoe horn.
T30202KR00	NINE WEST (Word Mark)	5/13/2005	40-2005-21717	5/3/2006	660767	REGISTERED	9,18
	9 - Dust goggles, common eyeglasses, goggles for sports sunglasses, frames, eyeglass cases, eyeglass chains, eyeglass cords.
	18 - Briefcases, opera bags, satchels, traveling trunks, wallt not of precious metal, key cases made of leather ware, suit cases, tote bags, shoulder bags, back packs, knapsacks, Boston bags, name card cases, mountain climbing bags, packing bags, credit card cases, passport cases, check holders, gas range cases, ticket cases, poly bags and fashion bags made of straw.
3834/0029	NINE WEST (Word Mark)	10/16/1998	1998-26967	9/13/1999	454743	REGISTERED	14
	14 - Movements for clocks and watches, lock dials, clock hands, watch springs, anchors (clock and watch-making), watch crystals, watch chains, watch cases, clockworks, barrels (clock and watch making), atomic clocks, alarm clocks, electric clocks and watches, electronic clocks and watches, control clocks, chromo graphs, chronometers, chronoscopes, table clocks, wrist watches and pocket watches, garnet, olivine (gems), malachite, diamond, opal, agate, cat’s eye, moonstone, beryl, jasper, jade, coral, crystal, alexandrite, aquamarine, quartz, paste jewelry (Costume jewelry), zircon, pearl, spinel (precious stones), cubic zirconium, christo beryl, turquoise, topaz, tourmaline, tiger eye, yellow jade and jet, ingot gold alloys, gold platings, gold leafs, wrought gold articles, gold-alloy platings, nickel silver, rhodium, ruthenium, aluminum gold, osmium, silver or silver alloy casting leafs, silver leafs, wrought silver articles, ingot silver, ingot silver alloys, iridium and palladium, earrings, badges of precious metal, buckles of precious metal, belt ornament of precious metal, pins of precious metals, medals, necklaces, rings, anklets, amulets (jewelry), brooches (jewelry), ornamental pins, charms and bracelets.
3834/0594KR	NINE WEST (Word Mark)	7/20/2000	2000-20511	2/19/2002	73677	REGISTERED	35
	35 - Retail agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags and retail agencies of eyeglasses.
T30202KR03	NINE WEST (Word Mark)	7/20/2000	40-2000-35081	11/23/2001	507270	REGISTERED	25
	25 - Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one-piece dresses, two-piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jacket, slacks, jeans pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (clothing usually worn while relaxing at home), lounge-wear for men (clothing usually worn for relaxing at home), lounge wear for children (clothing usually worn while relaxing at home), pantyhose, socks, neckties, collars(clothing) mufflers, scarves, shawls, jump suits, gloves for cold

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 83

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued...
T20247KR0	NINE WEST LOGO	10/10/1994	94-40252	3/20/1996	335576	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.
T20247KR01	NINE WEST LOGO	11/13/1993	92-31843	10/13/1993	276376	REGISTERED	21,25,26
	21 - Shoe brush and shoe horn
	25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandals shoes, over shoes, clogs, straw sandals, slippers, and sandal clogs,
	26 - Shoe string.
3834/0582KR	NW NINE WEST	7/20/2000	40-2000-35082	9/17/2001	501498	REGISTERED	18
	18 - Briefcases, handbags, opera bags, satchel’s traveling trunks, suit cases, boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherwear, credit card cases, passport cases, check holders, gas range cases, ticket cases, diaper bags, poly-bags, fashion bag made of straw, purses not of precious metal, tote bags, vanity cases (empty), duffel bags, portfolios, change purses not of precious metal, and coin cases.
3834/0583	NW NINE WEST	7/20/2000	2000-35083	11/23/2001	507272	REGISTERED	25
	25 - Low heel shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one piece dresses, two piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, sweaters, jackets, slacks, jean pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear, pantyhose, socks, neckties, collars, mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, and t-shirts.
3834/0604KR	NW NINE WEST	7/20/2000	41-2000-20512	2/19/2002	73678	REGISTERED	35
	35 - Retails agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags and retail agencies of eyeglasses.
3834/0630KR	NW NINE WEST MEN and Arrow Design	8/3/2000	2000-37423	4/10/2002	517366	REGISTERED	18,25
	18 - Briefcases, opera bags, satchels, travelling trunks, wallets not of precious metal, key cases made of leather ware, suit cases, tote bags, shoulder bags, back packs, knapsacks, Boston bags, name card cases, mountain climbing bags, packing bags, credit card cases, passport cases, check holders, gas range cases, ticket cases, poly bags and fashion bags made of straw.
	25 - Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, shoe sole, suits, long coats, short coats, top coats, vests, sweaters, jackets, parkas, raincoats, ponchos, slacks, jean pants, jean shorts, underpants, trousers, shorts, sport shirts, body shirts, undershirts, dress shirts, polo shirts, sweat shirts, cardigans, leather belts, garters, stocking suspenders, sock suspenders, suspenders, for clothing, loungewear, socks, neckties, collars for clothing, mufflers, scarves, gloves for cold weather, mittens, hats, caps, jogging suits, T-shirts and sweat pants.
T20264KR0	PAPPAGALLO (Word Mark)	1/20/1983	745/83	11/11/1983	40-96505	REGISTERED	25
	25 - Sandal Korean clogs; Korean clogs; sandals; slippers; top boots; and leather shoes
T30232KR01	SAM & LIBBY			3/4/1992	0233562	REGISTERED	14
	14 - Jewelry; costume jewelry
T30232KR02	SAM & LIBBY			9/19/1992	0250037	REGISTERED	18,25,20 21,26
	18 - umbrellas
	25 - footwear
	20 - Fans
	21 - shoe brushes
	26 - shoestrings
T30232KR04	SAM & LIBBY			7/31/1995	0318885	REGISTERED	25
	25 - Panties, skirts, blouses, evening dresses
T30439KR00	SAM & LIBBY (in Korean Characters)	11/10/2006	40-2006-56990	12/14/2007	40-0731279	REGISTERED	14,18,25
	14 - Jewelry and costume jewelry
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear, namely, shoes, sandals, boots, slippers; clothing, namely, pants, shirts, jackets, shorts, skirts, dresses, socks; and

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 84

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SOUTH KOREA continued...
T30438KR00	SAM & LIBBY AND HEART DESIGN		40-2006-56889	2/21/2008	40-0738006	REGISTERED	14,18,25
	14 - Jewelry and costume jewelry
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
	25 - Footwear, namely, shoes, sandals, boots, slippers; clothing, namely, pants, shirts, jackets, shorts, skirts, dresses, socks; and
aaa90 aAQ	SELBY	8/6/1991	91-22524	11/27/1992	255155	REGISTERED	25
	25 - Leather shoes, boots, low shoes, sandal shoes, slippers, jogging shoes, tennis shoes, basketball shoes, golf shoes, mountaineering
T20333KR0	SPA NINE WEST (STYLIZED)	8/29/1994	94-34736	12/27/1995	330289	REGISTERED	25

25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, and shoehorn. (Local Class 27 )

T20382KR0	WESTIES	1/23/1985	836/85	1/9/1986	122312	REGISTERED	21,25,26
	21 - Shoe brushes, and shoehorns

25 - Overshoes, sandals, fatigue shoes, anglet shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, arctic shoes, rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots, lw shoes, wooden shoes with clogs (for rainy weather, straw sandals, slippers, and sandal patterns.

	26 - Shoe strings.

SPAIN
3834/0438ES	9 WEST (Word Mark)	2/4/1985	1094303	4/25/1988	1094303	REGISTERED	25
	25 - Footwear.
3834/0022	9 WEST (Word Mark)	8/10/1998	2179954	2/5/1999	2179954	REGISTERED	14
	14 - Jewelry and watches.
T20011ES0	9 WEST LOGO	3/5/1985	1097631	2/2/1988	1097631	REGISTERED	25
	25 - Footwear.
3834/0450	ANTI-GRAVITY	2/24/2000	2294002	2/24/2000	2294002	REGISTERED	25
	25 - All goods in the Class.
3834/0312	BANDOLINO (Word Mark)	3/28/1990	1559194	5/17/1994	1559194	REGISTERED	25
	25 - Footwear (except orthopedic).
T30224ES00	ENZO ANGIOLINI (Word Mark)	12/3/2001	2441376	9/5/2002	2441376	REGISTERED	18
	18 - Goods made of leather and imitations of leather, handbags, bags, purses, packs, cases, billfolds, wallets, key fobs, key cases, eyeglass cases, travelling bags, umbrellas and walking sticks.
T30224ES01	ENZO ANGIOLINI (Word Mark)	7/3/2003	2549067(2)	11/18/2003	2549067	REGISTERED	9
	9 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
3834/0437	ENZO ANGIOLINI (Word Mark)	1/24/1985	1093175	6/5/1986	1093175	REGISTERED	25
	25- All forms of footwear, including special shoes, with the express exclusion of all kinds of orthopedic footwear.
3834/0311ES	GAROLINI	5/10/1993	1760526	5/20/1994	1760526	REGISTERED	25
	25 - Sporting shoes.
T30233ES00	JOAN & DAVID	1/23/1990	M1543734	11/11/1991	M1543734	REGISTERED	25
	25 - Footwear
T30202ES00	NINE WEST (Word Mark)	12/3/2001	2441375	9/5/2002	2441375	REGISTERED	35
	35 - RETAIL STORE SERVICES
3834/0032	NINE WEST (Word Mark)	8/10/1998	2179955	8/10/1998	2179955	REGISTERED	14
	14 - Jewelry and watches.
3834/0681	NINE WEST LOGO	9/5/1995	1983481	3/5/1996	1983481	REGISTERED	18
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 85

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SPAIN continued ...
T20247ES1	NINE WEST LOGO	11/19/1992	1731213	9/6/1993	1731213	REGISTERED	25
	25 - Clothing, footwear, headgear.
T30232ES00	SAM & LIBBY		na	12/21/2004	2606095	REGISTERED	25
	25 - Apparel & Footwear
3834/0439	WESTIES	2/4/1985	1094301	5/20/1986	1094301	REGISTERED	25
	25 - Clothing, footwear, headgear.

SURINAME
3834/0690SR	JOYCE DESIGN	11/16/1950	n/a	11/21/1950	6984	REGISTERED	N/A
	N/A - Footwear, such as shoes, slippers, sandals, all of them made of leather, fabric, rubber or cork and/or combinations of these

SWEDEN
T20011SE0	9 WEST LOGO	1/17/1985	85-0417	2/13/1987	204342	REGISTERED	25
	25 - Footwear, including shoes.
3834/0674	EASY SPIRIT (Word Mark)	9/8/1988	8807575	12/14/1990	219982	REGISTERED	25
	25 - Footwear.
T30202SE01	NINE WEST (Word Mark)	2/9/2004	2004/00856	8/13/2004	368115	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear, headgear
T20247SE0	NINE WEST LOGO	11/18/1992	9210153	2/4/1994	255003	REGISTERED	18,25
	18 - All goods.
	25 - All goods.
T30232SE00	SAM & LIBBY			10/22/1993	252760	REGISTERED	03,014,018 025
	03 - Cosmetics
	014 - Jewelry
	018 - handbags
	025 - footwear
T20382SE0	WESTIES	1/17/1985	85-0416	6/27/1986	201812	REGISTERED	25
	25 - Shoes.

SWITZERLAND
T30233CH00	CIRCA JOAN & DAVID	1/16/2004	001762004	5/3/2004	520582	REGISTERED	18
	18 - Handbags
T30233CH01	CIRCA JOAN & DAVID & Design	1/16/2004	001772004	5/3/2004	520512	REGISTERED	18
	18 - Handbags
T20073CH01	CLOUD 9	12/1/2006	60938/2006		554.842	REGISTERED	25
	25 - Footwear
T30233CH02	DAVID & DAVID & Design	1/16/2004	001752004	5/3/2004	520581	REGISTERED	18
	18 - Handbags
T20127CH0	EASY SPIRIT (Word Mark)	9/1/1988	6236	9/1/1988	365805	REGISTERED	25
	25 - Shoes.
T20150CH0	ENZO ANGIOLINI (Word Mark)	4/1/1993	8156/1992.4	4/1/1993	409838	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
T20175CH0	GAROLINI	10/30/1984	5852	10/30/1984	335263	REGISTERED	25
	25 - Footwear. ASSIGNMENT FROM NINE WEST GROUP TO NINE WEST DEVELOPMENT CORPORATION. RECORDED 12/24/03.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 86

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SWITZERLAND continued ...
T30233CH03	JOAN & DAVID	4/22/1981	na	4/22/1981	312075	REGISTERED	18,25
	18 - Handbags
	25 - Footwear
T20247CH0	NINE WEST LOGO	11/11/1992	8050/1992.0	11/11/1992	404316	REGISTERED	18,25
	18 - Goods made of leather and imitations of leather, namely bags, handbags, packs, suitcases, briefcases, purses, key fobs and key cases, travelling bags, umbrellas, walking sticks.
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals.
T20298CH0	SELBY	4/16/1946	N/A	4/16/1946	343705	REGISTERED	25
	25 - Shoes made of leather, fabric, rubber or a combination of these materials.

TAIWAN
T20007TW0	9 WEST (Stylized)	2/11/1985	(74) 06215	10/1/1985	300439	REGISTERED	48
	48 - Boots, shoes.
3834/0016	9 WEST (Word Mark)	8/6/1998	87038480	8/16/1999	863972	REGISTERED	14
	14 - Jewelry and watches.
3834/0128	BANDOLINO (Stylized)	7/31/1997	86039488	11/1/1998	824663	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
3834/0130	BANDOLINO (Stylized)	7/31/1997	86039489	11/16/1998	827,011	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
T00012TW00	BANDOLINO (Word Mark)	6/23/2006	095032714	4/1/2007	1255967	REGISTERED	09
	09 - Eyeglass cases, eyeglass frames, eyeglasses, frames for glasses and pince-nez, optical glasses, reading eyeglasses, reading glasses, sunglasses.
T00012TW01	BANDOLINO (Word Mark)	6/23/2006	095032713	2/16/2007	1250786	REGISTERED	14
	14 - Jewelry and watches
T00012TW02	BANDOLINO (Word Mark)	6/23/2006	095032712	1/1/2007	1244698	REGISTERED	25
	25 - Shoes, boots, moccasins, sandals, slippers
T30441TW00	BOUTIQUE 9	1/5/2007	096000881	5/16/2008	1311791	REGISTERED	14,18,25
	14 - Jewelry, precious metals and their alloys, horological and other chronometric instruments
	18 - Handbags and small leather goods, leather and imitations of leather, animal skins, trunks and traveling cases; umbrellas, parasols and walking sticks; whips, harness and saddlery.
	25 - Clothing, shoes, boots, hosiery, caps, scarves, gloves (for clothing) and belts (for clothing)
T20059TW0	CALICO	11/11/1994	83068924	9/16/1996	728956	REGISTERED	25
	25 - Footwear, including shoes, boots, moccasins and sandals, headgear.
T20062TW0	CALICO LOGO	2/11/1985	(74) 06217	10/1/1985	300445	REGISTERED	48
	48 - Boots, shoes.
T30233TW00	CIRCA JOAN & DAVID	8/20/2003	092050345	5/16/2004	1101641	REGISTERED	18
	18 - Handbags, purses, wallets, tote bags and luggage.
T30233TW01	CIRCA JOAN & DAVID	8/20/2003	092050346	6/1/2004	1104477	REGISTERED	25
	25 - Clothing, overcoats, jackets, suits, blouses, jerseys, shirts, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, boots, sandals.
T30233TW02	CIRCA JOAN & DAVID	8/20/2003	092050347	4/16/2004	1097849	REGISTERED	35
	35 - Retail Store services
T30233TW03	CIRCA JOAN & DAVID & Design	8/20/2003	092050351	4/15/2004	1097850	REGISTERED	35
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 87

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued...
T20073TW00	CLOUD NINE (Word Mark)	8/5/1998	87938213	11/16/2001	971508	REGISTERED	25
	25 - Clothing, shirts, t-shirts, tank tops, blouses, turtleneck, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, sweatpants, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, hosiery, gloves (clothing), mittens (clothing), hats, caps, berets, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and moccasins.
T20073TW02	CLOUD NINE (Word Mark)	8/5/1998	87038212	12/11/1999	876851	REGISTERED	18
	18 - Leather and imitations of leather, animal skins, hides; trunks and traveling bags; umbrellas, parasols, and walking sticks; bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases.
T30243TW01	COMFORT 2 (Stylized)	12/21/2004	093059535	9/1/2005	01171353	REGISTERED	25
	25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals and slippers
3834/0090	EASY SPIRIT (Logo)	7/31/1997	86039487	10/16/1998	822,142	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T00055TW00	EASY SPIRIT (Word Mark)	5/16/2005	094012089	1/16/2006	1193613	REGISTERED	09,14,18 35
	09 - Sunglasses and eyewear
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather
	35 - Retail services relating to sunglasses and eyewear; jewelry and watches; bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
3834/0304	EASY SPIRIT (Word Mark)	9/19/1988	7743384	3/16/1989	434926	REGISTERED	25
	25 - Boots, shoes.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 88

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
T30326TW00	EASY SPIRIT LOGO AND CHINESE LETTERS	5/2/2006	095022259	1/1/2007	1246076	REGISTERED	18,25,35
	18 - Handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, and change purses.
	Class 25: Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely, sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs
	Class 35: Retail Store Services
	Class 18:- Handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, and change purses.
	Class 25: Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely, sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs
	Class 35: Retail Store Services
	25 - Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely, sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchief
	35 - Retail store services relating to: clothing, footwear, headgear, underwear, rainwear, activewear, jeans, overcoats, capes, fur coats, leather coats, swimwear, ties, socks, gloves, kerchiefs, mittens, gloves (for clothing), glasses, sin glasses, jewelry, watches, clocks, sport tote bags, beach bags, credit card cases, cosmetic cases sold empty, key cases, articles of luggage, traveling bags, purses and wallets, leather goods, umbrellas, walking sticks.
3834/0116	ENZO ANGIOLINI (STYLIZED)	9/25/1997	86049793	11/16/1998	104654	REGISTERED	35
	35 - Retail store services relating to footwear, purses and handbags.
T20150TW0	ENZO ANGIOLINI (Word Mark)	10/27/1994	83066103	9/16/1995	690948	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T20150TW1	ENZO ANGIOLINI (Word Mark)	1/21/1985	(74)02478	9/1/1985	296264	REGISTERED	25
	25 - Boots, and shoes. (Local Class 48)
3834/0350	ENZO ANGIOLINI (Word Mark)	3/16/1998	87011601	6/1/1999	853545	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T30233TW07	JOAN & DAVID		91998973	4/16/2003	179938	REGISTERED	35
	35 - Retail store services+
T30233TW08	JOAN & DAVID		na	2/1/1997	747580	REGISTERED	18
	18 - Handbags
T30233TW09	JOAN & DAVID		na	11/15/1998	765232	REGISTERED	25
	25 - Footwear
T30233TW10	JOAN & DAVID		na	12/15/1998	33022	REGISTERED	18
	18 - Handbags and leather goods

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 89

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued...
T30233TW11	JOAN & DAVID		na	3/15/2000	121745	REGISTERED	35
	35 - Retail store services
T30233TW12	JOAN AND DAVID		na	11/16/1998	420507	REGISTERED	42
	42 - Retail services
T30237TW00	JOAN HELPERN SIGNATURE and Design		na	1/16/1998	793043	REGISTERED	18
	18 - Handbags and leather goods
T30237TW01	JOAN HELPERN SIGNATURE and Design		na	7/16/1997	768591	REGISTERED	25
	25 - Footwear, Clothing, Headgear
3834/0201	JOYCE	4/19/1977	03283	11/1/1987	93047	REGISTERED	48
	48 - Footwear in Class 48.
T30232TW00	MOOTSIES TOOTSIES			9/16/2003	599986	REGISTERED	25
	25 - Footwear, shoes, boots
3834/0026	NINE WEST (Word Mark)	8/6/1998	87038481	8/16/1999	864042	REGISTERED	14
	14 - Jewelry and watches.
T30202TW01	NINE WEST (Word Mark)	10/11/2006	95051196	8/1/2007	1271926	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30202TW03	NINE WEST (Word Mark)	5/16/2005	094023090	12/16/2005	1186559	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather
3834/0378	NINE WEST (Word Mark)	6/9/1998	87027661	8/16/1999	113520	REGISTERED	35
	35 - Retail services relating to footwear, clothing, purses, handbags, jewelry, sunglasses, cosmetics.
3834/0327	NINE WEST (Word Mark)	3/16/1998	87011602	6/1/1999	853546	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
3834/0131	NINE WEST LOGO	9/25/1997	86049794	11/16/1998	104,655	REGISTERED	35
	35 - Retail store services relating to footwear, purses and handbags.
T20247TW1	NINE WEST LOGO	10/27/1994	83066105	10/16/1995	693580	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T20247TW2	NINE WEST LOGO	12/11/1992	81061243	7/1/1993	602937	REGISTERED	25
	25 - Shoes, boots.
3834/0586TW	NW NINE WEST	5/26/2000	89029698	10/16/1995	974208	REGISTERED	18
	18 - Handbags, other bags, wallets, name card cases, key cases, credit card cases, passport cases, shaving implement cases, check holders, ticket cases, purse, billfolds, key fobs and pocket wallets.
T21993TW21	NW NINEWEST	5/26/2000	89029700	11/16/1998	148126	REGISTERED	35
	35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens
T21993TW22	NW NINEWEST	5/30/2001	90021743	7/16/2002	1008243	REGISTERED	25
	25 - Scarves; neckties; bibs; caps and hats; hosiery; gloves for clothing; sashes; leggings; aprons.
3834/0642TW0	NW NINE WEST MEN and Arrow Design	7/18/2000	89041320	10/15/1995	974213	REGISTERED	18
	18 - Bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, trunks, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
T15882TW12	NW NINE WEST MEN and Arrow Design			2/1/2005	983210	REGISTERED	25
	25 - Footwear, including shoes, boots, moccasins and sandals, clothing, hoods, hats and caps, earmuffs keeping warm for men and boys.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 90

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TAIWAN continued ...
T30232TW02	SAM & LIBBY	3/10/1999	na		434895	REGISTERED	25
	25 - Shoes, boots
T30232TW03	SAM & LIBBY	6/30/2001	na		527393	REGISTERED	18
	18 - handbags and slgs.
T30232TW04	SAM & LIBBY			9/16/2003	3265611	REGISTERED	25
	25 - shoes, boots, apparel
T20333TW0	SPA NINE WEST (STYLIZED)	10/27/1994	83066104	10/16/1995	693570	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
T20333TW1	SPA NINE WEST (STYLIZED)	8/30/1994	83055827	8/16/1995	688053	REGISTERED	25
	25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
T20382TW0	WESTIES	2/11/1985	(74) 06216	10/1/1985	300443	REGISTERED	25
	25 - Boots, shoes. (Local Class 48)
THAILAND
T20041TH0	BANDOLINO (Stylized)	6/2/1992	228684	6/2/1992	228684/KOR8092	REGISTERED	25
	25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
T00012TH00	BANDOLINO (Word Mark)	8/13/2004	562267	8/13/2004	Kor223658	REGISTERED	18
	18 - Handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs of leather, key cases, travel bags, umbrellas, walking
T30233TH04	CIRCA JOAN & DAVID	12/9/2005	612217	12/9/2005	Kor246299	REGISTERED	25
	25 - Shoes, sport shoes, socks and stockings
T00033TH00	CLOUD 9 NINE WEST	11/12/1998	374259	11/12/1998	Kor101935/3742	REGISTERED	25
	25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suits, skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and
T20073THO1	CLOUD NINE (Word Mark)	9/8/1998	369020	9/8/1998	Kor101590/3690	REGISTERED	18
	18 - Trunks, traveling bags, rucksacks, pouches of leather, vanity cases, umbrellas, walking sticks, leather bags, nylon bags, handbags, purses, backpacks, leather cases, billfolds, wallets and key fobs of leather.
T20073TH02	CLOUD NINE (Word Mark)	9/8/1998	369021	9/8/1998	Kor100048/3690	REGISTERED	25
	25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suits skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and
T20141TH0	EASY SPIRIT (Logo)	6/2/1992	228686	6/2/1992	228686/KOR8606	REGISTERED	25
	25 - Ladies’ shoes.
T30198TH00	EASY SPIRIT COMFORT 2 (STYLIZED)	12/14/2005	575706	12/14/2004	KOR227473	REGISTERED	25
	25 - 1. Cut shoes 2. Canvas Shoes 3. Rubber shoes 4. Boots 5 . Sandals 6. Slippers 7. Socks 8. Stockings
3834/0156	ENZO ANGIOLINI (Stylized)	10/14/1997	346303	10/14/1998	7287	REGISTERED	42
	42 - Retail store services.
T30224TH00	ENZO ANGIOLINI (Word Mark)	10/6/2004	273433	10/11/2004	Kor29066	REGISTERED	25
	25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchief.
3834/0242	ENZO ANGIOLINI (Word Mark)	3/26/1998	357060	3/26/1998	Kor90491	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T20150TH1	ENZO ANGIOLINI (Word Mark)	11/18/1994	276049	11/18/1994	Kor32862	REGISTERED	18
	18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks; all of the foregoing being made of leather or imitations of leather.
T20175TH00	GAROLINI	8/20/1991	46044	8/20/1991	Kor156538	REGISTERED	25
	25 - All goods in class.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 91

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THAILAND continued...
T20176TH0	GAROLINI (Script)	8/20/1991	461623	8/20/1991	157580	REGISTERED	38
	38 - Footwear.
T30233TH00	JOAN & DAVID	7/12/1996	312652	7/12/1996	Kor62749	REGISTERED	18
	18 - Handbags, wallets, belts, portfolios, dispatch cases, purses, card cases, bags of leather for packaging, leather key cases, money belts, umbrellas, luggage
T30233TH01	JOAN & DAVID	8/20/1990	na	8/20/1990	428505	REGISTERED	25
	25 - Footwear
T30233TH02	JOAN & DAVID	4/10/2002	484885	12/23/2002	BOR18297	REGISTERED	42
	42 - Retail services
T30237TH00	JOAN HELPERN SIGNATURE and Design	7/11/1996	312651	7/11/1996	Kor61806	REGISTERED	25
	25 - Scarves, coats, hats, dresses, sweaters, suits, skirts, shirts, blouses, stockings, gloves, underwear, robes, rainwear, raincoats, slacks, jackets, lingerie, socks, bathing suits, boots, shoes, sandals, slippers, sport shoes
T30237TH01	JOAN HELPERN SIGNATURE and Design	7/11/1996	312650	7/11/1996	KOR66377	REGISTERED	18
	18 - Handbags, wallets, belts, portfolios, dispatch cases, purses, card cases, bags of leather for packaging, leather key cases, money belts, umbrellas, luggage
T30232TH00	MOOTSIES TOOTSIES	4/29/2005	588938	4/20/2005	Kor230306	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232TH01	MOOTSIES TOOTSIES	4/29/2005	588939	4/29/2005	Kor230307	REGISTERED	25
	25 - Footwear
T30232TH02	MOOTSIES TOOTSIES	4/29/2005	588940	4/29/2005	Bor28190	REGISTERED	35
	35 - Retail store services
T30202TH04	NINE WEST (Word Mark)	5/20/2005	590870		KOR236553	REGISTERED	14
	14 - Ornamental pins, silver ornaments, ornaments of jet, personal ornaments made of jewelry, shoe ornaments of precious metal, hat ornaments of precious metal, necklaces, rings, earrings, bracelets, brooches jewelry), watches
T30202TH05	NINE WEST (Word Mark)	5/20/2005	598871	5/20/2005	KOR236554	REGISTERED	18
	18 - 1.Handbags 2. Credit card holders of leather 3. Leather shoulder belts. 4. Boxes of leather 5. Chin straps of leather 6. Collars of leather for animals. 7. Leather threads for fastening 8. Wallets 9 . Key cases 10 . Cosmetic bags sold empty.
T30202TH06	NINE WEST (Word Mark)	5/20/2005	590872		Kor236555	REGISTERED	25
	25 - 1. Upper outer garments (not being inner garments or sports garments) 2. Inner upper garments 3. Sport upper garments. 4. Pants (not being inner pants or sports pants) 5. Inner pants. 7. Shirts 8 . Dresses 9 . Sweaters 10. Suits 11. Skirts 12 . Underwear 13. Sleepwear 14. Wristbands 15. Scarves 16. Shawls 17. Ties 18 . Gloves 19 . Gloves 20. Stockings 21. (shoes (not being sport shoes) 22. Sport shoes 23. Hats 24. Headbands 25. Belts. 26 . Visors
T30202TH07	NINE WEST (Word Mark)	11/29/2006	646466	11/29/2006	Kor279801	REGISTERED	03
	03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.
T30202TH08	NINE WEST (Word Mark)	5/29/2005	590873	5/20/2005	Bor30530	REGISTERED	35
	35 - The bringing together for the benefit of others, of a variety of goods enabling customers to conveniently view and purchase those
3834/0243	NINE WEST (Word Mark)	3/26/1998	357059	3/26/1998	Kor90492	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T20247TH0	NINE WEST LOGO	12/17/1992	238449	12/17/1992	Kor 15055	REGISTERED	25
	25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
T20247TH1	NINE WEST LOGO	11/18/1994	276051	11/18/1994	KOR41460	REGISTERED	18
	18 - Bags, handbags, purses, rucksacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all of the foregoing being goods made of leather or imitations of leather.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 92

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THAILAND continued...
3834/0161	NINE WEST LOGO	10/14/1997	346302	10/14/1997	Kor7310	REGISTERED	42
	42 - Retail store services.
3834/0588	NW NINE WEST	6/16/2000	423159	6/16/2001	137408	REGISTERED	18
	18 - Trunks, traveling bags, rucksacks, pouches of leather, vanity cases, key cases of leather, card cases, umbrellas, walking stick, leather bags, nylon bags, handbags, purses, backpacks, leather cases, billfolds, wallets and key fobs of leather.
3834/0589	NW NINE WEST	6/16/2000	423158	6/16/2000	Kor137409	REGISTERED	25
	25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suits, skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and
3834/0601TH	NW NINE WEST	6/16/2000	423160	6/15/2000	Bor 12798	REGISTERED	42
	42 - Management services for the retail sale of goods.
3834/0644TH	NW NINE WEST MEN and Arrow Design	9/5/2000	431392	9/5/2000	Kor140390	REGISTERED	18
	18 - Bags, satchels, shoulder bags, totes, suitcases, briefcase, toiletry article cases, backpacks, knapsacks, trunks, card cases, billfolds, wallets, key fobs of leather, key cases of leather, traveling bags, umbrellas and walking sticks
3834/0645	NW NINE WEST MEN and Arrow Design	9/5/2000	431393	9/5/2000	Kor144140	REGISTERED	25
	25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, vests, sweaters, sweatshirts, sweat pants, slacks, jeans, trousers, pants, shorts, suits, warm-up suits, dresses, jackets, coats, windbreakers, parkas, ponchos, rainwear, socks, belts, ties, wristbands, gloves, mittens, shoes, sport shoes, hats, caps, scarves.
T20268TH0	PAPPAGALLO (SCRIPT)	6/2/1992	228687	6/2/1992	228687/KOR7745	REGISTERED	25
	25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
T30232TH03	SAM & LIBBY	4/29/2005	588941	4/28/2005	Kor231264	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
T30232TH04	SAM & LIBBY	4/29/2005	588942	4/29/2005	Kor231265	REGISTERED	25
	25 - Footwear
T30232TH05	SAM & LIBBY	4/28/2005	588943	4/28/2005	BOR32737	REGISTERED	35
	35 - Retail store services
T20298TH0	SELBY	6/2/1992	228689	6/2/1992	228689/KOR8096	REGISTERED	25
	25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
T20333TH1	SPA NINE WEST (STYLIZED)	11/18/1994	276050	11/18/1994	276050/Kor41461	REGISTERED	18
	18 - Bags, handbags, purses, rucksacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all of the foregoing being goods made of leather or imitations of leather.

TRINIDAD & TOBAGO
T00012TT00	BANDOLINO (Word Mark)	8/22/2002	33245	7/14/2004	33245	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
T00012TT01	BANDOLINO (Word Mark)	8/13/2002	33228	1/5/2006	33228	REGISTERED	25,35
	25 - Footwear; Clothing (not for operating rooms nor for protection against accidents, irradiation and fire) headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets (clothing), coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands (clothing), gloves (clothing), mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers (non-orthopedic nor for protections against accidents, irradiation and fire; hats,
	35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
T00055TT00	EASY SPIRIT (Word Mark)	8/22/2002	33244	6/29/2006	33244	REGISTERED	18
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets (pocket) , key fobs, key cases, and traveling bags ; all made of leather or imitations of leather; umbrellas and walking sticks
T00055TT01	EASY SPIRIT (Word Mark)	8/13/2002	33227	1/2/2004	33227	REGISTERED	25,35
	25 - Footwear (not orthopedic), clothing, headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets (clothing), coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands(clothing), gloves (clothing), mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers (non-orthopedic nor for protection against accidents, irradiation and fire); hats, scarves, kerchiefs.
	35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TRINIDAD & TOBAGO continued ...
T30224TT00	ENZO ANGIOLINI (Word Mark)	8/13/2002	33226	10/23/2003	33226	REGISTERED	09,14,18 25,35
	09 - Prescription and non-prescription eyeglass and sun-glass lenses; eyeglass and sunglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets (pocket), key fobs, key cases and travelling bags, all made of leather or imitations of leather; umbrellas and walking sticks.
	25 - Footwear (not orthopedic) clothing (not for operating rooms nor for protection against accidents, irradiation and fire) headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, shorts, culottes, suits, warm-up suits, jackets (clothing) coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, (clothing) gloves (clothing) mittens; leather shoes, canvas shoes, rubber shoes, boots (not for skating nor medical purposes), sandals, slippers (non-orthopedic nor for protections against accidents, irradiation and fire); hats, scarves, kerchiefs
	35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
T30202TT00	NINE WEST (Word Mark)	8/13/2002	33225	6/24/2004	33225	REGISTERED	09,14,18 25,35
	09 - Prescription and non-prescription eyeglass and sunglass lenses; eyeglass and sunglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
	14 - Jewelry and watches
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, (pocket) key fobs, key cases, and travel bags all made of leather or imitations of leather; umbrellas and walking sticks
	25 - Footwear, (not orthopedic) clothing, (not for operating rooms nor for protection against accidents, irradiation and fire) headgear for wear. Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets,(c1othing) coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands (clothing), gloves (clothing) mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, (non-orthopedic nor for protection against accidents, irradiation and fire); hats, scarves, kerchiefs.
	35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
TURKEY
3834/0048TR	9 & CO. (Word Mark)	9/18/1996	96/13731	9/18/1996	176417	REGISTERED	18,25
	18 - Handbags.
	25 - Footwear.
3834/0174TR	BANDOLINO (Word Mark)	9/18/1996	96/13729	9/18/1996	176776	REGISTERED	25
	25 - Ladies shoes.
T30297TR0O	BOUTIQUE 58	8/24/2006	2006 41197	8/24/2006	2006 41197	REGISTERED	35
	35 - The bringing together, of a variety of goods, enabling customers to conveniently view and purchase those goods.
T30441TR0O	BOUTIQUE 9	1/9/2007	2007 00331	1/9/2007	2007 00331	REGISTERED	14,18,25
	14 - Jewelry; horological and chronometric instruments
	18 - Handbags and small leather goods; animal skins and hides (processed or unprocessed); goods made of leather, imitations of leather or other materials for carrying purposes, not included in other classes; umbrellas; whips
	25 - Clothing, including all kinds of innerwear and outer wear other than those for protective purposes, hosiery; footwear; headgear
T2016TR	EASY SPIRIT LOGO	5/24/1993	93/004905	5124/1993	146277	REGISTERED	25
	25 - Footwear (shoes, high boots, boots, sandals, sporting shoes, slippers).
3834/0175	ENZO ANGIOLINI (Word Mark)	9/18/1996	96/13730	9/18/1996	176,418	REGISTERED	18,25
	18 - Purses and handbags.
	25 - Shoes
T30233TR00	JOAN & DAVID	4/19/2004	2004/10778	4/19/2004	2004 10778	REGISTERED	03,14,18 25,35
	03 - Cosmetics
	14 - Jewelry
	18 - Handbags
	25 - Footwear
	35 - Retail store services

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS		CLASSES
TURKEY continued...
T30202TR00	NINE WEST (Word Mark)	3/12/2004	2004 06297	3/12/2004	2004 06297	REGISTERED		09,18,25
	09 - Eyewear, including sunglasses, eye glasses and eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
	25 - Footwear clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.
T30202TR02	NINE WEST (Word Mark)	6/23/2003	2003/015978	6/23/2003	2003 015978	REGISTERED		35
	35 - The bringing together, of a variety of goods, enabling customers to conveniently view and purchase those goods.
3834/0177TR	NINE WEST LOGO	12/8/1992	10939/92	12/8/1992	140,741	REGISTERED		N/A
	N/A — Shoes, handbags.
UKRAINE
3834/0231 UA	EASY SPIRIT (Logo)	7/26/1994	94072488/T	6/7/1999	12025	REGISTERED		25
	25 - Clothing, footwear, headgear; all goods included in Class 25.
3834/0080UA	ENZO ANGIOLINI (Word Mark)	12/24/1993	93126088/T	6/30/1998	10019	REGISTERED		25
	25 - All goods included in Class 25.
3834/0081UA	NINE WEST LOGO	12/24/1993	93126088/T	6/30/1998	10020	REGISTERED		18,25,42
	18 - All goods included in Class.
	25 - All goods included in Class.
	42 - All services included in Class.

UNITED ARAB EMR
3834/0230	BANDOLINO (Stylized)	9/1/1997	23195	9/22/1998	18303	REGISTERED		25
	25 - Clothing, including outer clothing and sportswear; footwear, including shoes, boots, moccasins and sandals; headgear.
3834/0229	BANDOLINO (Stylized)	9/1/1997	23194	9/22/1998	18302	REGISTERED		18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T30233AE02	CIRCA JOAN & DAVID	4/27/2005	69186	12/7/2005	56415	REGISTERED		18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
T30233AE03	CIRCA JOAN & DAVID	4/27/2005	69187	12/7/2005	56416	REGISTERED		25
	25 - Footwear
T30233AE04	CIRCA JOAN & DAVID	4/27/2005	69188	12/7/2005	56389	REGISTERED		35
	35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods
3834/0064	EASY SPIRIT (Logo)	6/26/1995	11256	6/26/1995	11988	REGISTERED		25
	25 - Footwear.
T30224AE00	ENZO ANGIOLINI (Word Mark)	7/15/2003	54387	7/15/2003	50250	REGISTERED		09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
3834/0051/AE	ENZO ANGIOLINI (Word Mark)	12/6/1995	14073	4/14/2002	31351	REGISTERED		25
	25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
3834/0052AE1	ENZO ANGIOLINI (Word Mark)	12/6/1995	14074	12/6/1995	31340	REGISTERED		42
	42 - Retail store services.
T20150AE2	ENZO ANGIOLINI (Word Mark)	12/6/1995	14072	12/6/1995	31331	REGISTERED		18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
T30233AE01	JOAN & DAVID		10469	5/1/1995	41534	REGISTERED		25
	25 - shoes

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REFERENCE MARK			FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED ARAB EMR continued...
T30232AE03		MOOTSIES TOOTSIES	4/30/2005	69189	12/7/2005	56390	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
T30232AE04		MOOTSIES TOOTSIES	4/30/2005	69190	12/7/2005	56391	REGISTERED	25
	25 - Footwear, in class 25.
T30202AE00		NINE WEST (Word Mark)	5/14/2005	69705	2/15/2006	57676	REGISTERED	09
	09 - Sunglasses and eyewear
T30202AE01		NINE WEST (Word Mark)	5/14/2005	69707	9/24/2006	63095	REGISTERED	18
	18 - Attache cases, briefcases, school bags, sport tote bags, duffel bags, beach bags, cosmetic bags sold empty, briefcases type portfolios, handbags, purses, knapsacks, umbrellas, tote bags, back packs, small leather goods.
T30202AE02		NINE WEST (Word Mark)	5/14/2005	69706	2/27/2006	58118	REGISTERED	14
	14 - Jewelry and watches
T30202AE03		NINE WEST (Word Mark)	5/14/2005	69708	2/27/2006	58117	REGISTERED	25
	25 - Clothing, footwear and headgear
T30202AE04		NINE WEST (Word Mark)	5/14/2005	69709	2/15/2006	57661	REGISTERED	35
	35 - Retail store services
T20247AE0		NINE WEST LOGO	6/8/1999	13960	3/8/2000	24077	REGISTERED	18
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
3834/0404		NINE WEST LOGO	6/8/1999	31741	6/8/1999	24094	REGISTERED	42
	42 - Retail store services.
T30232AE00		SAM & LIBBY	4/30/2005	69194	12/7/2005	56395	REGISTERED	35
	35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods, in class 35
T30232AE02		SAM & LIBBY	4/30/2005	69193	12/7/2005	56393	REGISTERED	18
	18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
T30232AE06		SAM & LIBBY	4/27/2005	69193	12/7/2005	56394	REGISTERED	25
	25 - Footwear
3834/0109		WESTIES	1/12/1999	29707	10/26/1999	22530	REGISTERED	25
	25 - All goods in the Class.

UNITED KINGDOM
3834/00209	9	WEST (Word Mark)	8/6/1998	2174122A	8/6/1998	2174122A	REGISTERED	14
	14 - Jewelry and watches.
T20039GB0		BANDOLINO (Stylized)	4/24/1991	1462536	4/24/1991	1462536	REGISTERED	25
	25 - Clothing for women, footwear and headgear, all included in Class 25.
T20036GB0		BANDOLINO (Word Mark)	11/20/1974	1038645	11/20/1974	1038645	REGISTERED	25
	25 - Footwear, being articles of clothing.
T20036GB1		BANDOLINO (Word Mark)	4/3/1991	1459853	4/3/1991	1459853	REGISTERED	18
	18 - Goods of leather, or of imitations of leather, handbags, wallets, purses and credit card holders, umbrellas and parasols, parts and fittings for all the aforesaid goods.
T30441GB00		BOUTIQUE 9	1/4/2007	2442764	1/4/2007	2442764	REGISTERED	14,18,25
	14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;
	25 - Clothing, footwear, headgear

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED KINGDOM continued...
T20073GB00	CLOUD NINE (Word Mark)	8/9/1995	2030006	8/9/1995	2030006B	REGISTERED	25
	25 - Footwear including hosiery and socks
T20123GB0	E EASY SPIRIT LOGO	10/27/1997	2149093	10/27/1997	2149093	REGISTERED	03,18,25
	03 - Toilet water, perfume, cologne, eau de toilette, soap, body powder, body gel, body oil, hair shampoo, body lotion, face moisturizer, deodorants, antiperspirants, sunscreen preparations, cleaning and polishing preparations, all for footwear, handbags, wallets and purses.
	18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks.
	25 - Clothing, including outer clothing and sportswear, belts, footwear, including shoes, boots, moccasins, slippers and sandals, hosiery, socks, headgear.
T00055GB00	EASY SPIRIT (Word Mark)	8/11/2005	2399138	8/11/2005	2399138	REGISTERED	09,14,18 25,35
	09 - Eyewear and sunglasses
	14 - Jewelry and watches
	18 - Bags, handbags and leather goods
	25 - Clothing, footwear, headgear
	35 - The bringing together for the benefit of others, of a variety of clothing, headgear, footwear, fashion accessories, bags, handbags and leather goods, enabling customers to conveniently view and purchase these goods in a department store, a retail clothing store...
3834/0303	EASY SPIRIT LOGO	3/14/1992	1494284	3/14/1992	1494284	REGISTERED	42
	42 - Professional consultancy services, advisory services, design services, provision of information, all relating to footwear, all included in Class 42.
T20141GB2	EASY SPIRIT LOGO	6/4/1990	1430070	6/4/1990	1430070	REGISTERED	03,18,21 26
	03 - Cleaning and polishing preparations,
	18 - Bags, handbags, purses and wallets, parts and fittings therefor, all included in Class 18.
	21 - brushes, sponges, articles for cleaning purposes, all for use in relation to footwear, all included in Class 21.
	26 - All goods included in Class 26.
T20141GB3	EASY SPIRIT LOGO	4/28/1987	1308501	4/28/1987	1308501	REGISTERED	03,18,21 26
	03 - All goods in Class.
	18 - All goods in Class.
	21 - All goods in Class.
	26 - All goods in Class.
T20141GB61	EASY SPIRIT LOGO	9/11/1991	1476283	9/11/1991	1476283	REGISTERED	09
	09 - Ophthalmic apparatus and instruments, lenses, spectacles, protective glasses, sunglasses, spectacle frames, contact lenses, cases, parts and fittings for all the aforesaid goods, all included in Class 9.
3834/0145	ENZO ANGIOLINI (Word Mark)	3/9/1998	2160240	3/9/1998	2160240	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
T20150GB1	ENZO ANGIOLINI (Word Mark)	1/16/1985	1233849	1/16/1992	1233849	REGISTERED	25
	25 - Footwear, being articles of clothing.
T20150GB2	ENZO ANGIOLINI (Word Mark)	2/7/1996	2055861	2/7/1996	2055861	REGISTERED	18
	18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
T20175GB00	GAROLlNI	3/22/1983	1192621	3/22/1983	1192621	REGISTERED	25
	25 - Footwear being article of clothing
T20177GB00	GAROLINI (Stylized)	3/23/2004	2359173	3/23/2004	2359173	REGISTERED	25
	25 - ALL GOODS IN CLASS 25
T30239GB00	JD (Stylized)	1/16/1997	na	5/1/1998	2121006A	REGISTERED	18
	18 — Handbags
T30233GB02	JOAN & DAVID	7/23/1998	na	7/23/1999	1272855	REGISTERED	18,25
	18 - All goods in class.
	25 - All goods in class.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UN/TED KINGDOM continued...
T30233GB03	JOAN &DAVID	4/13/1981	na	4/13/1981	1152454	REGISTERED	18
	18 - All goods in class.
T30233GB00	JOAN AND DAVID	4/13/1981	na	4/13/1981	1152455	REGISTERED	25
	25 - Footwear
T30237GB00	JOAN HELPERN SIGNATURE	10/13/1981	1588017	10/13/1981	1588017	REGISTERED	25
	and Design
	25 - Footwear
T20200GB0	JOYCE		807989	7/7/1995	807989	REGISTERED	25
	25 - Shoes, slippers and sandals, all for women.
T20200GB1	JOYCE	10/30/1944	632381	10/30/1944	B632381	REGISTERED	25
	25 - Shoes, slippers and sandals, all for women.
T20200GB2	JOYCE		807990	7/7/1995	B807990	REGISTERED	25
	25 - Boots, shoes, slippers and sandals.
T20209GB0	JOYCE JOY-EES	12/28/1945	643215	12/28/1945	643215	REGISTERED	25
	25 - Boots, shoes, slippers and sandals.
T30202GB00	NINE WEST (Word Mark)	8/11/2005	2399139	8/11/2005	2399139	REGISTERED	18,25,35
	18 - Accessories made of leather or imitation leather; handbags; leather goods
	25 - Clothing, footwear, headgear
	35 - The bringing together for the benefit of others, of a variety of clothing, headgear, footwear, fashion accessories, bags, handbags and leather goods, enabling customers to conveniently view and purchase these goods in a department store, a retail clothes store; a retail fashion store or a retail shoe shop, or through a clothing and accessories catalogue, by mail order or by means of telecommunications, or by means of telecommunications through a television shopping channel, or from a general merchandise catalogue, by mail order or by means of telecommunications, or from an internet web site for general merchandise for clothing and accessories.
3834/0418	NINE WEST LOGO	11/16/1992	1518898	11/16/1992	1518898	REGISTERED	25
	25 - Footwear, being articles of clothing for women, all included in Class 25.
T20247GB1	NINE WEST LOGO	8/29/1995	2031891	8/29/1995	2031891	REGISTERED	18
	18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
3834/0140	NINE WEST LOGO	3/9/1998	2,160,239	3/9/1998	2,160,239	REGISTERED	09
	09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
3834/0030	NINE WEST LOGO	8/6/1998	2174122	8/6/1998	2,174,122BA	REGISTERED	14
	14 - Jewelry and watches.
3834/0699GB	NW NINE WEST	2/21/2001	2261910	2/21/2001	2261910	REGISTERED	18,25
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; wallets and key cases; umbrellas; parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear, headgear.
3834/0700GB	NW NINE WEST MEN & ARROW DESIGN	2/21/2001	2262923	2/21/2001	2261913	REGISTERED	18,25
	18 - All goods in that class
	25 - All good in that class
T20269GB1	PAPPAGALLO (SCRIPT)	12/10/1984	1231809	12/10/1984	1231809	REGISTERED	26
	26 - Brooches (clothing accessories) not being jewelry; barrettes (not of precious metal or coated therewith); ornamental buttons and ornamental headbands, all included in Class 26, belt buckles and earrings, all made of common metal, ribbons and bows all for the hair, but not including any such goods in the form of, or decorated with, parrots.
T20269GB2	PAPPAGALLO (SCRIPT)	12/7/1984	1234686	12/7/1984	1234686	REGISTERED	18
	18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carriers (travel bags),

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
UNITED KINGDOM continued...
T20269GB0	PAPPAGALLO (SCRIPT)	12/7/1984	1234687	12/7/1984	1234687	REGISTERED	25
	25 - Sweaters, hats, rainproof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers; knee socks, gloves and belts, all being articles of clothing.
T20669GB1	PAPPAGALLO (Word Mark)	2/25/1965	876137	2/25/1965	876137	REGISTERED	25
	25 - Boots, shoes and slippers.
T20264GB1	PAPPAGALLO (Word Mark)	7/19/1990	1432992	7/19/1990	1432992	REGISTERED	09
	09 - Ophthalmic lenses, spectacles, protective glasses, sunglasses, spectacle frames, contact lenses, cases, parts and fittings for all the aforesaid goods, all included in Class 9.
T30232GB00	SAM &LIBBY	3/14/1989	1376905	3/23/1991	1376905	REGISTERED	25
	25 - Shirts, jackets, trousers, skirts, blouses, dresses, sweaters, vests, underpants, shorts, articles of sport clothing, hats and headgear, neckties, scarves, jeans, caps, gloves, belts, aprons, swimwear, sleeping garments, footwear, all included in class 25 ; but not including articles of clothing for children
3834/0693	SELBY	1/27/1994	1560317	1/27/1994	1560317	REGISTERED	25
	25 - Footwear; all included in Class 25.
T20298GB1	SELBY	6/22/1945	638134	6/22/1945	638134	REGISTERED	25
	25 - Women’s shoes.
T20353GB0	THE SHOP FOR PAPPAGALLO & DESIGN	12/7/1984	1234689	12/7/1984	1234689	REGISTERED	25
	25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks, gloves and belts, all being articles of clothing.
T20353GB1	THE SHOP FOR PAPPAGALLO & DESIGN	12/7/1984	1234688	12/7/1984	1234688	REGISTERED	18
	18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carries (travel bags),
T20382GB0	WESTIES	1/16/1985	1233703	1/16/1985	1233703	REGISTERED	25
	25 - Footwear, being articles of clothing.
URUGUAY
T20036UY0	BANDOLINO (Word Mark)	2/9/1977	153820	10/14/1977	299497	REGISTERED	25
	25 - Espadrilles, boots, buskins, footwear (excluding orthopedic shoes), bootlegs, uppers, shoe stiffeners, canvas uppers for espadrilles, insoles for shoes, leggings, soles, slippers, shoes and clogs.
T30224UY00	ENZO ANGIOLINI (Word Mark)	12/5/2002	344747	6/16/2004	344747	REGISTERED	09,14,18
	09 - All goods in class.
	14 - All goods in class.
	18 - All goods in class.
T20150UY0	ENZO ANGIOLINI (Word Mark)	11/26/1992	258874	10/22/1993	258874	REGISTERED	25
	25 - All goods in Class 25.
T30202UY00	NINE WEST (Word Mark)	12/5/2002	344.745	10/20/2003	344.745	REGISTERED	9,14
	9 - All goods in class.
	14 - All goods in class.
T20247UY0	NINE WEST LOGO	11/20/1992	347.034	4/30/1993	347.034	REGISTERED	18,25,42
	18 - All goods and services.
	25 - All goods and services.
	42 - All goods and services.
T20286UY0	RED CROSS	2/9/1977	153818	11/26/1988	299496	REGISTERED	25
	25 - Espadrilles, boots, buskins, footwear (excluding orthopedic shoes), bootlegs, uppers, shoe stiffeners, canvas uppers for espadrilles, insoles for shoes, leggings, soles, slippers, shoes and clogs.
3834/0065	YFA BANDOLINO and Design		N/A	11/8/1996	273853	REGISTERED	25
	25 - Shoes, boots and sandals.

Owner Trademark Report by Mark	Printed: 5/7/2009	Page 99

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VENEZUELA
3834/0566	BANDOLINO (Word Mark)	6/8/2000	9769/00	6/1/2001	P238131	REGISTERED	18
	18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
3834/0567	BANDOLINO (Word Mark)	6/8/2000	9770/00	6/1/2001	P231832	REGISTERED	25
	25 - Clothing, footwear, headgear.
T20062VE0	CALICO LOGO	1/29/1985	I924/85	1/19/1987	127456 -F	REGISTERED	25
	25 - Shoes (domestic and/or foreign goods) (Local Class 39)
3834/0390	EASY SPIRIT (Word Mark)	3/28/1990	5135/90	9/26/2005	P-264320	REGISTERED	25
	25 - Footwear.
T30224VE00	ENZO ANGIOLINI (Word Mark)	7/3/2003	8796/03	10/24/2003	50674	REGISTERED	09
	09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
T20150VE0	ENZO ANGIOLINI (Word Mark)	1/25/1985	I888/85	1/19/1987	127449 -F	REGISTERED	25
	25 - Articles of clothing, hats and footwear
T20208VE0	JOYCE DESIGN	12/29/1943	N/A	12/29/1943	14544	REGISTERED	25
	25 - Footwear, namely, shoes, slippers and sandals made of leather, fabric, rubber or cork, and/or combinations of said materials.
T30191VE00	NINE WEST (Tradename)	5/19/2003	6274/2003	7/18/2005	N-45712	REGISTERED	35
	35 - A store engaged in the sale of products such as shoes, sandals, slippers, boots, handbags, watches, jewelry, socks, belts, eyewear, sunglasses, wallets, coin purses, key cases, credit card holders, knapsacks, billfolds, traveling bags, umbrellas, shirts, t-shirts, yank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, scarves, kerchiefs and hats,
3834/0154VE	NINE WEST LOGO	12/17/1992	27428-92	7/7/2000	P231328	REGISTERED	25
	25 - Clothing, shoes, hats.

VIETNAM
T20039VN0	BANDOLINO (Stylized)	3/12/1993	11144	3/12/1993	9359	REGISTERED	25
	25 - Footwear.
T00012VN00	BANDOLINO (Word Mark)	8/20/2004	4-2004-08536	8/2/2006	74053	REGISTERED	18,35
	18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags, umbrellas and walking sticks.
	35 - Retail store services.
T20107VN0	DAVID EVINS (STYLIZED)	3/12/1993	11147	3/12/1993	9361	REGISTERED	25
	25 - Footwear.
T00055VN00	EASY SPIRIT (Word Mark)	10/4/2002	4-2002-06339	11/4/2003	50672	REGISTERED	18,25,35
	18 - Leather and imitations of leather and goods made of these materials and not included in other classes; animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear and headgear
	35 - Retail store services, advertising; business management; business administration; office functions,
T20141VN0	EASY SPIRIT LOGO	3/12/1993	11146	3/12/1993	9691	REGISTERED	25
	25 - Footwear.
T30224VN00	ENZO ANGIOLINI (Word Mark)	10/2/2002	4-2002-06338	11/24/2003	50674	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in the other classes; animal skiing, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear and headgear
	35 - Retail store services; Advertising, business management, business administration; office functions.
T20201VN0	JOYCE & J DESIGN	3/12/1993	11145	3/12/1993	9360	REGISTERED	25
	25 - Footwear.

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REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VIETNAM continued ...
T30202VN00	NINE WEST (Word Mark)	10/2/2002	4-2002-06337	11/24/2003	50673	REGISTERED	18,25,35
	18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animals skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.
	25 - Clothing, footwear, headgear
	35 - Advertising; business management; business administration; office functions.
T20268VN0	PAPPAGALLO (Stylized)	3/12/1993	11150	10/11/1993	9364	REGISTERED	25
	25 - Shoes, sandals, and footwear
T20298VN0	SELBY	3/12/1993	11152	3/12/1993	9366	REGISTERED	25
	25 - Footwear

VIRGIN ISLANDS
3833/0294	9 & CO. (Word Mark)			10/13/1992	6484	REGISTERED	25
	25 - Footwear.
T00012VS01	BANDOLINO (Word Mark)			9/7/2004	7357	REGISTERED	18
	18 - Handbags and small leather goods, namely clutch purses, key cases, credit card cases, cosmetic cases sold empty, wallets, business card cases and lipstick holders.
T00012VS02	BANDOLINO (Word Mark)	8/10/2004	7358	8/10/2004	7358	REGISTERED	25
	25 - Clothing, namely, skirts, suits, slacks, shorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, t-shirts, polo shirts, denim jackets.
T00055VS02	EASY SPIRIT (Word Mark)			7/26/2006	7360	REGISTERED	25
	25 - Clothing for women and misses, namely, skirts, suits, slacks, shorts, blouses, shirts, dresses, coats, sweaters, cardigans, pullovers, jeans, vests, jackets, scarves and shawls
3833/0295	ENZO ANGIOLINI (Word Mark)		N/A	8/27/1985	6944	REGISTERED	25
	25 - Shoes.

YUGOSLAVIA
3834/0652	EASY SPIRIT LOGO	8/2/1990	Z-1354/90	4/13/1992	36637	REGISTERED	25
	25 - Clothing, footwear, headgear.
			END OF REPORT			TOTAL ITEMS SELECTED =	1649

TRADEMARK REGISTRATIONS
UNITED STATES
Jones Investment Co. Inc.

Owner Trademark Report by Mark Country: US Status: REGISTERED	Printed: 4/27/2009	Page 1

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
A LINE and Design
UNITED STATES	146563	8/26/2002	78/975,280	5/18/2004	2,844,079	REGISTERED	25
	25 - clothing, namely, blouses, cardigans, blazers, shirts, t-shirts, straight-legged trousers, sweaters
UNITED STATES	T30349US04	3/8/2005	78/582,345	9/11/2007	3,291,641	REGISTERED	009
	009 - EYEGLASS FRAMES, SUNGLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUNGLASS CASES, EYEGLASS AND SUNGLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUNGLASSES, SPECTACLES, EYE SHADES

A.S.L. STUDIO
UNITED STATES	116603	9/24/2002	76/452,389	8/26/2003	2,755,739	REGISTERED	25
	25 - Wearing apparel, namely, sweaters, shirts, blouses, t-shirts, pants jeans, skirts, shorts, jackets, coats, suits, raincoats, capes, ponchos shawls, scarves, and dresses

AK ANNE KLEIN
UNITED STATES	T30276US07	3/3/2005	78/579,773	7/4/2006	3.111,520	REGISTERED	14
	14 - jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
UNITED STATES	T30276US08	3/4/2005	78/580,134	8/22/2006	3,132,171	REGISTERED	09
	09 - eyeglass frames, sunglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords, parts for eyeglasses and sunglasses, clip-on sunglasses, spectacles, eye shades
UNITED STATES	T30276US09	3/4/2005	78/580,195	7/4/2006	3,111,522	REGISTERED	25
	25 - Clothing, namely, swimwear; scarves; cold weather accessories, namely, hats, gloves, mittens, caps, scarves, shawls; outerwear, namely, coats, jackets, parkas, vests; belts; footwear; socks; apparel, namely, dresses, blouses, knit tops, cardigans, shirts, pants,
UNITED STATES	165699	9/17/2007	77/280,828	4/7/2009	3,603,504	REGISTERED	18
	18 - handbags, cosmetic bags sold empty.

AK ANNE KLEIN (Stylized)
UNITED STATES	T30276US06	3/8/2005	78/582,569	6/27/2006	3,108,982	REGISTERED	025
	025 - Clothing, namely, swimwear; scarves; cold weather accessories, namely, hats, gloves, mittens, caps, scarves, shawls; outerwear, namely, coats, jackets, parkas, vests; belts; footwear; socks; apparel, namely, dresses, blouses, knit tops, cardigans, shirts, pants,

AK ANNE KLEIN SPORT
UNITED STATES	T30276US03	3/3/2005	78/579,712	7/4/2006	3,111,519	REGISTERED	25
	25 - for clothing, namely, shirts, sweaters, shorts, pants, jeans, and jackets; athletic wear, namely, t-shirts, sweat pants, sweatshirts, and jackets; footwear

AK ANNE KLEIN SPORT (Stylized)
UNITED STATES	T30276US01	3/3/2005	78/579,491	7/4/2006	3,111,517	REGISTERED	14
	14 - watches
UNITED STATES	T30276US02	3/3/2005	78/579,672	7/4/2006	3,111,518	REGISTERED	25
	25 - for clothing, namely, shirts, sweaters, shorts, pants, jeans, and jackets; athletic wear, namely, t-shirts, sweat pants, sweatshirts, and jackets; footwear

AK2 ANNE KLEIN (Stylized)
UNITED STATES	T30276US00	3/3/2005	78/579,381	6/27/2006	3,108,976	REGISTERED	25
	25 - hosiery

ALBERT NIPON
UNITED STATES	116601	4/20/2001	76/244,257	3/26/2002	2,552,470	REGISTERED	25
	25 - SUITS;[ JACKETS; SKIRTS; DRESSES; PANTS, EVENING SKIRTS AND TOPS; COATS; RAINCOATS; SCARVES; POCKET SQUARES; SHELLS; BLOUSES; SHIRTS; TANK TOPS; CAMISOLES; TURTLENECKS; VESTS; DETACHABLE FUR COLLARS AND

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ALBERT NIPON continued...
UNITED STATES	116003	6/3/1985	73/541,173	6/3/1986	1,395,825	REGISTERED	25
25 - men’s clothing, namely, shirts, sport shirts, knit shirts, sweaters, pants, shorts, and jackets

ALBERT NIPON (Stylized)
UNITED STATES	118345	1/13/1975	73/041,594	7/6/1976	1,042,953	REGISTERED	25
25 - 25: WOMEN’S DRESSES, SHIRTS, SKIRTS, JACKETS, SPORTSWEAR AND OUTERWEAR CONSISTING OF COORDINATED SWEATERS, SHIRTS, SKIRTS, SLACKS AND SCARVES

ALBERT NIPON SUITS
UNITED STATES	116600	10/10/1989	73/833,749	12/11/1990	1,627,251	REGISTERED	25
25 - WOMEN’S SUITS, SHIRTS, BLOUSES, SKIRTS, PANTS AND JACKETS

Aline (Celtic design)
UNITED STATES	T30465US00	12/6/2007	77/345,700	2/17/2009	3,577,583	REGISTERED	25
25 - tops, bottoms
ANNE KLEIN
UNITED STATES	T30276US10	5/1/2003	78/244,332	11/1/2005	3,011,986	REGISTERED	24
24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets; hand towels made of textile; table linens, namely, napkins and place mats.
UNITED STATES	253083	2/6/2006	78/807,945	10/2/2007	3,304,360	REGISTERED	14
14 - jewelry
UNITED STATES	114898	12/5/1975	73/071,003	8/17/1976	1,046,318	REGISTERED	14
14 - watches
UNITED STATES	114893	1/19/1977	73/113,083	10/11/1977	1,074,926	REGISTERED	9
9 - SUNGLASSES
UNITED STATES	114900	11/4/1975	73/067,915	11/16/1976	1,052,858	REGISTERED	18
18 - LEATHER GOODS-NAMELY, COSMETIC CASES, CLUTCHES, PURSES, WALLETS, BILLFOLDS, CREDIT CARD CASES, CHECKBOOK HOLDERS, KEY CASES, POUCHES, TRAVEL KITS AND PASSPORT CASES
UNITED STATES	116602	1/7/1974	73/010,287	7/29/1975	1,016,890	REGISTERED	18
18 - POCKETBOOKS
UNITED STATES	114778	4/20/1992	74/267,038	12/8/1992	1,738,435	REGISTERED	25
25 - hosiery, including, knee-high or , cut-and-sewn specialty tights (or stockings) and socks
UNITED STATES	114891	10/18/1989	73/832,180	9/11/1990	1,613,344	REGISTERED	42
42 - RETAIL CLOTHING STORE SERVICES
UNITED STATES	114781	3/11/1976	73/079,994	9/28/1976	1,049,090	REGISTERED	25
25 - shoes
UNITED STATES	114779	1/7/1974	73/010,286	3/18/1975	1,006,943	REGISTERED	25
25 - coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts

ANNE KLEIN 2
UNITED STATES	114246	12/21/1999	75/981,328	1/22/2002	2,532,920	REGISTERED	25
25 - SUITS

ANNE KLEIN 2 Logo
UNITED STATES	114247	4/13/2000	75/981,238	2/12/2002	2,538,614	REGISTERED	25
25 - SUITS

ANNE KLEIN II
UNITED STATES	114250	5/15/1989	73/800,176	8/28/1990	1,611,081	REGISTERED	9
9 - SUNGLASSES, OPHTHALMIC EYEGLASS FRAMES AND OPHTHALMIC SUNGLASS FRAMES
UNITED STATES	114252	5/15/1989	73/800,201	12/26/1989	1,573,264	REGISTERED	14
14 - JEWELRY

Owner Trademark Report by Mark	Printed:	4/27/2009	Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK
UNITED STATES	T30276US04	5/1/2003	78/244,345	7/19/2005	2,973,265	REGISTERED	24
	24 - sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets; hand towels made of textile; table linens, namely, napkins and place mats.
UNITED STATES	T30276US12	8/2/2006	78/943,287	9/11/2007	3,292,354	REGISTERED	35
	35 - Retail store services for sale of handbags, footwear, jewelry, belts, scarves, sunglasses, watches and small gift items.
UNITED STATES	114251	12/21/2001	76/352,130	10/15/2002	2,635,031	REGISTERED	25
	25- FOOTWEAR
UNITED STATES	249617	2/6/2006	78/807,917	5/27/2008	3,438,004	REGISTERED	14,26
	14 - jewelry
	26 - [hair ornaments, namely hair bands]

ANNE KLEIN NEW YORK COLLECTION
UNITED STATES	T30433US00	10/9/2006	77/016,708	5/15/2007	3,241,183	REGISTERED	25
	25 - suits

ANNE KLEIN RAINWEAR
UNITED STATES	116344	12/2/1985	73/571,124	9/23/1986	1,410,608	REGISTERED	25
	25 - WOMEN’S RAINCOATS, RAINJACKETS

BAHAMA BEACH
UNITED STATES	T30175US00	5/15/2003	78/250,455	6/15/2004	2,855,353	REGISTERED	25
	25 - shirts, t-shirts, pants, shorts, capri pants, dresses, skirts, blouses, jackets, blazers, culottes, hats, caps, visors and belts

BLUE PACIFIC
UNITED STATES	T30136US00	7/23/2002	78/146,720	8/26/2003	2,756,186	REGISTERED	025
	025 - Men’s and Women’s clothing, namely, sweaters, pullovers, tops, blouses, t-shirts, pants, skirts, shorts, dresses and vests

BLUE PACIFIC BY ENERGIE
UNITED STATES	T30137US00	7/23/2002	78/146,725	7/1/2003	2,732,200	REGISTERED	025
	025 - Men’s and Women’s clothing, namely, sweaters, pullovers, tops, blouses, t-shirts, pants, skirts, shorts, dresses and vests

c.l.o.t.h.e.s.
UNITED STATES	T30300US00	7/25/2005	78/677,600	4/4/2006	3,077,995	REGISTERED	25
	25 - DRESSES, COATS, JACKETS, BLOUSES, SHIRTS, SWEATERS, T-SHIRTS, TANK-TOPS, CAMISOLES, VESTS, PANTS, SHORTS, JEANS, SKIRTS

CITY JONES NEW YORK
UNITED STATES	936	11/29/2000	78/036,960	10/15/2002	2,637,345	REGISTERED	25
	25 - suits, jackets, blazers, sportscoats, pants, slacks, dress slacks, [shirts], [formal wear]

CODE BLEU
UNITED STATES	168	12/20/1989	74/012,580	2/12/1991	1,634,872	REGISTERED	25
	25 - Women’s shirts
UNITED STATES	528	5/18/1984	73/480,857	5/7/1985	1,334,428	REGISTERED	25
	25 - Pants, Jackets

CODE OF ETHICS
UNITED STATES	T30464US00	10/4/2007	77/296,076	12/2/2008	3,541,374	REGISTERED	25
	25 - bottoms and tops

COTTON SPIRIT
UNITED STATES	T30104US00	10/8/1988	73,755,858	5/9/1989	1,538,271	REGISTERED	25
	25 - Sweaters, pants tops, t-shirts, shorts, tank tops, sweatshirts made of cotton.

Owner Trademark Report by Mark	Printed:	4/27/2009	Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CURRANTS
UNITED STATES	T30103US02	7/24/1989	73/814,316	3/6/1990	1,585,817	REGISTERED	25
	25 - Men’s and woman’s clothing namely, shorts, tops, skirts, vests and t-shirts

DESIGN STUDIO
UNITED STATES	T30121US00	4/2/2002	78/119,062	7/29/2003	2,741,847	REGISTERED	14
	14 - jewelry

E. L.E.I. AND Design
UNITED STATES	T30159US00	7/23/2002	76/433,447	5/27/2003	2,719,197	REGISTERED	25
	25 - JEANS, PANTS, CROPPED JEANS, CAPRIS, SHORTS AND SKIRTS

ENERGIE
UNITED STATES	T30126US00	4/29/2002	78/124,848	11/22/2005	3,017,156	REGISTERED	25
	25 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS,BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS, TAILORED JACKETS, PANTS, SPORT COATS; DRESS SHIRTS
UNITED STATES	T30126US01	8/3/2004	78/461,135	2/12/2008	3,381,712	REGISTERED	25
	25 - Hats, caps and belts
UNITED STATES	T30126US02	8/3/2004	78/461,150	2/12/2008	3,381,713	REGISTERED	18
	18 - Backpacks

ENERGIE (Stylized)
UNITED STATES	T30097US00	8/31/1983	73,441,758	12/6/1988	1,515,449	REGISTERED	25
	25 - ladies and junior, petite, and large size sportswear, namely, sweaters, blouses, jackets, pants, skirts, shorts and dresses

ENERGIE BI CURRANTS
UNITED STATES	T30103US03	3/30/1989	73/789,955	5/22/1990	1,597,536	REGISTERED	25
	25 - Men’s and woman’s clothing namely, shorts, tops, skirts, vests and t-shirts

ERIKA
UNITED STATES	T30107US00	2/21/1992	74,248,542	11/8/1994	1,861,857	REGISTERED	25
	25 - Clothing, namely, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, sweatpants, denim and shorts

EVAN-PICONE
UNITED STATES	286	1/17/1968	72/289,017	8/6/1968	0,854,224	REGISTERED	25
	25 - Skirts, Suits, Slacks, Shorts, Blouses, Dresses, Coats for women and misses
UNITED STATES	294	5/3/1982	73/362,783	9/6/1983	1,250,451	REGISTERED	25
	25 - Clothing for women and misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns, tailored clothing for men, namely, suits, slacks, jackets, pants, shorts, and sport coats; men’s sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants, and knit tops; and men’s dress shirts and neckwear; and activewear for men and women namely sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shorts, racquetball outfits, crew shirts and baseball jackets.
UNITED STATES	290	5/31/1990	74/064,364	12/17/1991	1,668,985	REGISTERED	18
	18 - Luggage, handbags, purses, attaché cases, briefcases, business and credit card cases, passport cases, wallets, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase type, portfolios, umbrellas, key fobs and key cases, in class 18

EVAN-PICONE SOLUTIONS
UNITED STATES	929	10/10/2000	76/143,458	12/3/2002	2,657,027	REGISTERED	25
	25 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS

EXECUTIVE SUITE
UNITED STATES	471	6/10/1980	73/265,826	11/3/1981	1,176,332	REGISTERED	25
	25 - Ladies coats, dresses, jackets, pants, skirts, shirts, blouses, sweaters, knits tops and shoes

Owner Trademark Report by Mark	Printed:	4/27/2009	Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FLEUR DE MER
UNITED STATES	T30017US00	4/13/1961	72/117,795	7/31/1962	0735,349	REGISTERED	14
	14 - Necklaces, bracelets and earrings.

G.V. Initials Design
UNITED STATES	T30124US21	7/11/1979	73/222,940	9/29/1981	1,171,375	REGISTERED	25
	25 - Women’s Clothing-Namely, Slacks and Jackets

Girl/Junior face design
UNITED STATES	T30443US17	6/5/2008	77/491,846	1/13/2009	3,560,900	REGISTERED	09
	09 - Sunglasses

GLASSTIC
UNITED STATES	T30018US01	3/17/1980	73/254,258	10/6/1981	1,172,188	REGISTERED	14
	14 - .Jewelry

GLASSTIQUE
UNITED STATES	T30006US00	6/23/1980	73/26,7365	10/6/1981	1,172,198	REGISTERED	14
	14 - Jewelry

GLO
UNITED STATES	T30124US40	4/23/2001	78/059,913	1/15/2002	2,529,980	REGISTERED	25
	25 - jackets, pants, skirts, sweaters, blouses, shirts, T-shirts, vests, shorts, tank tops, jeans, belts

GLO GIRL
UNITED STATES	T30272US01	6/14/2000	76/069,870	2/3/2004	2,810,991	REGISTERED	003
	003 - personal care products, namely, shower gel, body cleansers, bath foam, body scrub, skin glitter gel, shampoo and conditioner for hair, massage lotion, non-medicated foot lotion, lip gloss, lip shine, scented body spray, perfume, nail polish; cosmetics, namely eye liner, eye shadow, lipstick, blush, mascara, and face powder

GLORIA
UNITED STATES	T30165US00	1/27/2003	78/207,449	3/21/2006	3,070,050	REGISTERED	25
	25 - Apparel, namely pants, skirts, sweaters, blouses, shirts, T-shirts, culottes, vests, shorts, tank tops, jeans and dresses

GLORIA VANDERBILT
UNITED STATES	T30124US15	11/20/2001	76/339,925	8/10/2004	2,872,180	REGISTERED	14
	14 - JEWELRY AND WATCHES
UNITED STATES	T30124US18	6/18/1979	73/220,199	9/28/1982	1,210,561	REGISTERED	25
	25 - Wearing Apparel-Namely, Ladies’ Blouses, Knit Tops, Skirts, Trousers and Shorts
UNITED STATES	T30124US32	4/7/1994	74/510,417	4/25/1995	1,891,168	REGISTERED	25
	25 - footwear, namely boots, shoes, pumps, sneakers, clogs, slippers, sandals, and thongs
UNITED STATES	T30124US42	11/19/2003	78/330,286	11/8/2005	3,013,969	REGISTERED	24
	24 - Bed Sheets, Pillow Cases, Pillow Shams, Blankets, Duvet Covers, Comforters and Bed Spreads; Table Covers; Bath Mats and Towels
UNITED STATES	T30124US44	10/20/2004	78/502,792	1/9/2007	3,197,409	REGISTERED	027
	027 - Home furnishings, namely, bath rugs and accent rugs in Class 27
UNITED STATES	T30124US46	10/20/2004	78/502,837	7/10/2007	3,262,101	REGISTERED	20
	20 - ((Pillows, decorative pillows; Bath accessories namely shower curtain rods)) shower curtain holders

GLORIA VANDERBILT Signature
UNITED STATES	T30125US01	2/15/1991	74/140,123	7/7/1982	1,699,162	REGISTERED	25
	25 - JACKETS, PANTS, JEANS, ROMPERS, JUMPSUITS, SHORTS, SHIRTS, SWEATERS, SWEATSHIRTS, SWEAT SHORTS, VESTS, SPORTCOATS, BLAZERS, COATS, HATS, SCARVES, GLOVES, T-SHIRTS, OVERALLS, SWIMSUITS, SOCK AND UNDERWEAR, ROBES, TROUSERS, SLACKS, BLOUSES, KNIT TOPS, TOPS, SKIRTS, DRESSES, HOSIERY, PANTY HOSE, TIGHTS, STOCKINGS, LEOTARDS, SLEEPWEAR AND TOPS, STRING BIKINIS, TANK TOPS, BRAS, PANTIES & FOOTWEAR

Owner Trademark Report by Mark	Printed:	4/27/2009	Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLORIA VANDERBILT (Signature design) (Licensed to L’Oreal)
UNITED STATES	T30124US48	4/27/1982	73/361,790	8/14/1984	1,289,670	REGISTERED	03
	03 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

GLORIA VANDERBILT (signature) (Licensed to L’Oreal)
UNITED STATES	T30124US22	4/27/1982	73/361,790	8/14/1984	1,289,670	REGISTERED	3
	3 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

GLORIA VANDERBILT Signature
UNITED STATES	T30125US03	10/5/1989	73/829,949	5/1/1990	1,594,237	REGISTERED	18
	18 - UMBRELLAS, WALLETS, TRAVEL BAGS, TOTE BAGS, KNAPSACKS, DUFFEL BAGS, SCHOOL BAGS, HANDBAGS, GYM BAGS, AND BRIEFCASES International

GLORlA VANDERBILT Signature and Swan Design
UNITED STATES	T30124US33	2/15/1994	74/490,960	10/24/1995	1,929,150	REGISTERED	25
	25 - men’s, women’s and children’s pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sportscoats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties

GO AK ANNE KLEIN and Design
UNITED STATES	131215	7/24/2003	78/278,362	2/1/2005	2,922,757	REGISTERED	25
	25 - women’s footwear

GRANE
UNITED STATES	T30286US00	4/7/2005	78/603,853	9/25/2007	3,299,051	REGISTERED	25
	25 - Clothing, namely, pants, skirts, [jackets] and shirts

GRANE and Design
UNITED STATES	T30286US01	8/12/2005	78/691,234	10/2/2007	3,303,844	REGISTERED	25
	25 - Clothing, namely, pants, skirts, [jackets] and shirts

GV back pocket design
UNITED STATES	T30124US14	12/9/2000	76/126,193	5/21/2002	2,572,330	REGISTERED	25
	25 - WOMEN’S AND CHILDREN’S PANTS, JEANS, SHORTS, SKIRTS AND OVERALLS
UNITED STATES	T30124US47	3/14/2007	77/131,070	3/25/2008	3,400,881	REGISTERED	25
	25 - bottoms

Humming Bird Design (GRANE)
UNITED STATES	T30456US00	4/12/2007	77/155,058	12/25/2007	3,359,199	REGISTERED	25
	25 - pants, skirts, jackets

INVISIBLE ESSENTIALS
UNITED STATES	T30463US00	9/27/2007	77/290,641	12/2/2008	3,541,348	REGISTERED	25
	25 - underwear

JEANSTAR
UNITED STATES	T30200US00	1/22/2004	78/355,874	1/25/2005	2,920,862	REGISTERED	025
	025 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, jumpsuits and jackets

JEANSTAR (stylized)
UNITED STATES	T30200US01	1/22/2004	78/355,895	4/26/2005	2,943,778	REGISTERED	025
	025 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, jumpsuits and jackets

Owner Trademark Report by Mark	Printed:	4/27/2009	Page 7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JJ AND DESIGN
UNITED STATES	T30053US00	1/5/1993	74/345,662	11/16/1993	1,804,362	REGISTERED	14,18
	14 - GOLD AND SILVER JEWELRY; GOLD AND SILVER ELECTROPLATED JEWELRY
	18 - LEATHER BELTS, LEATHER HANDBAGS, LEATHER PURSES.

JJ JUDITH JACK
UNITED STATES	T30050US00	3/5/1999	75/654,678	8/22/2000	2,378,930	REGISTERED	14
	14 - JEWELRY

JNY
UNITED STATES	409	2/26/1990	74/033,134	4/28/1992	1,684,843	REGISTERED	25
	25 - Women’s T-shirts, sweaters, shorts, shirts, jackets, pull-on pants blouses, vests.
UNITED STATES	485	8/1/1997	75,334,177	10/20/1998	2,197,813	REGISTERED	25
	25 - Women’s outerwear, namely, coats, jackets and raincoats
UNITED STATES	498	9/17/1997	75,358,689	11/24/1998	2,205,492	REGISTERED	18
	18 - LUGGAGE, HANDBAGS, PURSES, ATTACHÉ CASES, BRIEFCASES, BUSINESS AND CREDIT CARD CASES, PASSPORT CASES, WALLETS, SCHOOL BAGS, TOTE BAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVEL BAGS, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS, KEY FOBS AND KEY CASES, IN INTERNATIONAL CLASS 18;

JNY JONES NEW YORK
UNITED STATES	934	11/28/2000	78,036,770	11/6/2001	2,504,772	REGISTERED	25
	25 - suits, jackets, blazers, sportscoats, pants, slacks, dress slacks
JONES JEANS
UNITED STATES	316	6/7/1995	74/685,505	3/11/1997	2,044,843	REGISTERED	25
	25 - Pants, [slacks, shirts, vests, jackets, skirts, dresses and shorts].

JONES NEW YORK
UNITED STATES	417	3/12/1992	74/254,881	1/5/1993	1,744,614	REGISTERED	25
	25 - Women’s intimate apparel, namely bras, panties, leggings, body suits, unitards, camisoles & chemises
UNITED STATES	477	6/19/1986	73/604,940	8/18/1987	1,453,268	REGISTERED	25
	25 - Clothing, namely men’s tailored suits and sportcoats
UNITED STATES	418	2/23/1994	74/493,787	8/1/1995	1,908,984	REGISTERED	42
	42 - Retail clothing store services
UNITED STATES	479	12/31/1984	73/515,942	9/24/1985	1,362,051	REGISTERED	25
	25 - Men’s constructed tailored sportcoats and men’s constructed tailored suits.
UNITED STATES	480	7/22/1985	73/549,488	7/1/1986	1,399,556	REGISTERED	25
	25 - Women’s, junior misses and petites clothing namely, Jackets, slacks, suits, sweaters, vests, blouses, skirts and dresses
UNITED STATES	478	1/19/1970	72,348,952	8/15/1972	941,013	REGISTERED	25
	25 - Men’s (boy’s), Junior Miss and women’s knitwear, namely, knitted and Woven sport shirts, tops, pullovers, jackets, slacks, shorts, (swim suits, sport suits, pajamas) Sweaters, Vests, (Night Shirts) and Junior Miss and Women’s lined and woven (Shells,) Blouses, Dresses, (Shifts and Robes)
UNITED STATES	416	12/18/1991	74,231,949	6/14/1994	1,839,782	REGISTERED	18
	18 - Umbrellas

UNITED STATES	420	12/29/1993	74/475,151	2/7/1995	1,877,680	REGISTERED	25
	25 - Women’s shoes sandals and boots.
UNITED STATES	413	2/26/1990	74/033,133	7/23/1991	1,651,879	REGISTERED	3
	3 - Perfumes, cologne, and toilet water
UNITED STATES	414	8/27/1990	74/091,254	11/26/1991	1,665,702	REGISTERED	9
	9 - prescription eyeglass frames

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 8

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued...
UNITED STATES	415	3/15/1991	74/148,202	9/8/1992	1,714,571	REGISTERED	18,25
	18 - Handbags
	25 - Clothing, belts.
UNITED STATES	T00103US17	12/16/2004	78/533,816	11/21/2006	3,175,112	REGISTERED	25
	25 - Cold weather accessories, namely caps, hats, scarves, mittens, gloves, and earmuffs
UNITED STATES	T00103US18	4/28/2005	78/618,624	3/17/2009	3,593,020	REGISTERED	14
	14 - earrings, bracelets, necklaces, [pins], [pendants], [rings] [watches]
UNITED STATES	T00103US20	3/19/2007	77/134,607	10/30/2007	3,323,702	REGISTERED	9
	9 - Sunglasses

JONES NEW YORK CLASSIC
UNITED STATES	588	10/27/1998	75,576,457	5/15/2001	2,451,516	REGISTERED	25
	25 - suits only as of 8 & 15 affidavit

JONES NEW YORK COLLECTION
UNITED STATES	T30203US00	2/12/2004	78/366,986	8/2/2005	2,980,952	REGISTERED	25
	25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets, vests and coats

JONES NEW YORK JEANS
UNITED STATES	T30452US00	3/7/2007	77/124,562	10/30/2007	3,323,662	REGISTERED	25
	25 - Bottoms and dresses

JONES NEW YORK PLATINUM
UNITED STATES	T30267US00	1/19/2005	78/549,728	12/13/2005	3,029,174	REGISTERED	025
	025 - Apparel, namely jackets, skirts, pants and dresses

JONES NEW YORK SIGNATURE
UNITED STATES	T30181US04	7/9/2003	78/272,140	7/20/2004	2,865,154	REGISTERED	25
	25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

JONES NEW YORK SPORT
UNITED STATES	T00113US02	9/26/2002	78/168,300	12/2/2003	2,788,818	REGISTERED	025
	025 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, BLOUSES, DRESSES, COATS, SWEATERS, SCARVES, VESTS, JACKETS, JUMPSUITS, T-SHIRTS AND JEANS
JONES SPORT
UNITED STATES	T30320US00	1/26/2006	78/799,808	11/21/2006	3,174,175	REGISTERED	25
	25 - Outerwear namely Coats; Apparel, namely, shorts, knit tops, sweaters, jackets, pants, woven shirts.

JONES STUDIO
UNITED STATES	T00117US01	9/26/2002	78/168,308	7/6/2004	2,861,401	REGISTERED	025
	025 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, BLOUSES, DRESSES, COATS, SWEATERS, SCARVES, VESTS, JACKETS, JUMPSUITS, T-SHIRTS AND JEANS

JONES WEAR
UNITED STATES	423	7/26/1994	74/554,004	7/18/1995	1,905,736	REGISTERED	25
	25 - Women’s blouses, suits, skirts, slacks, vests, jackets, shorts, dresses, undergarments, shirts, hosiery, scarves and sweaters
UNITED STATES	422	2/2/1989	73/778,414	4/17/1990	1,592,094	REGISTERED	25
	25 - Women’s blouses
UNITED STATES	T00118US07	5/13/2005	78/629,306	8/21/2007	3,283,624	REGISTERED	9
	9 - Non-prescription sunglasses, prescription sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES WEAR ESSENTIALS
UNITED STATES	T30451US00	3/6/2007	77/123,304	10/30/2007	3,323,654	REGISTERED	25
	25 - tops bottoms jackets

JONES WEAR STUDIO
UNITED STATES	T30458US00	9/11/2007	77/276,262	5/20/2008	3,430,577	REGISTERED	25
	25 - tops bottoms dresses, jackets coats
JUDITH JACK
UNITED STATES	T30044US00	9/16/1991	74/203,907	8/18/1992	1,708,038	REGISTERED	14
	14 - JEWELRY

JUDITH JACK DECOR
UNITED STATES	T30228US00	6/17/2004	78/436,787	11/15/2005	3,016,350	REGISTERED	06
	06 - Decorative boxes made of metal
UNITED STATES	T30228US01	6/17/2004	78/436,793	9/12/2006	3,143,100	REGISTERED	20
	20 - Picture frames
UNITED STATES	T30228US02	6/17/2004	78/436,804	10/30/2007	3,325,694	REGISTERED	21
	21 - Compacts sold empty; Candle holders
UNITED STATES	T30228US03	6/17/2004	78/436,812	10/14/2008	3,518,109	REGISTERED	28
	28 - Christmas tree ornaments
UNITED STATES	T30228US04	6/17/2004	78/436,820	10/14/2008	3,518,110	REGISTERED	09
	09 - Magnifying glasses
UNITED STATES	T30228US05	6/17/2004	78/436,826	11/22/2005	3,018,747	REGISTERED	16
	16 - Letter openers, Desktop business card holders not made of leather

Junior face design
UNITED STATES	T30442US04	1/11/2007	77/081,076	5/6/2008	3,423,683	REGISTERED	14
	14 - Watches

KASPER
UNITED STATES	115124	4/9/1979	73/210,805	7/28/1981	1,162,830	REGISTERED	25
	25 - Wearing Apparel-Namely, Sweaters, Shirts, Blouses, T-Shirts, Pants, Jeans, Skirts, Shorts, Jackets, Coats, Suits, Raincoats, Capes, Ponchos, Shawls, Scarves, Evening Gowns, Evening Skirts and Tops, Daytime and Cocktail Dresses, Tennis Shorts, Tennis Shirts, Tennis Dresses, Fur Coats, Fur Trimmed Coats, Fur Lined Coats and Reversible Fur Coats Having Fur on One Side, Cloth on the Opposite Side and Wearable on Either Side
UNITED STATES	T30402US01	5/23/2007	77/188,383	2/19/2008	3,384,446	REGISTERED	35
	35 - Retail apparel stores
UNITED STATES	T30402US03	4/16/2008	77/449,247	11/25/2008	3,536,755	REGISTERED	25
	25 - Tops and Bottoms

L.E.I.
UNITED STATES	T30162US00	2/23/1999	75/648,417	3/7/2000	2,326,186	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, jump-suits, shorts, skorts, overalls, shortalls, dresses, skirts, T-shirts, and sweatpants
UNITED STATES	12333	2/23/1999	75/64,6379	11/7/2000	2,402,788	REGISTERED	25
	25 - Apparel tops, bottoms lingerie, footwear
UNITED STATES	T30162US02	5/17/1999	75/982,330	7/30/2002	2,602,044	REGISTERED	9,14
	9 - eyewear
	14 - watches

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 10

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. Design
UNITED STATES	T30155US00	2/23/1999	75/646,585	10/24/2000	2,397,083	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, jump-suits, shorts, skorts, overalls, shortalls, dresses, skirts, T-shirts, and sweatpants
UNITED STATES	T30155US01	2/23/1999	75/646,401	8/28/2001	2,483,062	REGISTERED	25
	25 - Apparel tops bottoms lingerie, footwear

L.E.I. LIFE ENERGY INTELLIGENCE
UNITED STATES	T30310US00	10/31/2005	78/743,570	10/10/2006	3,153,788	REGISTERED	025
	025 - Pants, jeans, skirts, jackets, vests, sweatpants, shorts, shirts, lingerie, sweaters, footwear

L.E.I. LIFE ENERGY INTELLIGENCE and Design
UNITED STATES	T30157US04	3/6/1998	751446,098	8/31/1999	2,273,883	REGISTERED	25
	25 - APPAREL, NAMELY, JEANS, SHIRTS, JACKETS, VESTS, PANTS, SWEATPANTS, JUMPSUITS, SHORTS, SKORTS, OVERALLS, SHORTALLS, DRESSES, SKIRTS, TOPS, T-SHIRTS, SWEATERS, LINGERIE, UNDERWEAR AND FOOTWEAR

L.E.I. PREMIUM
UNITED STATES	T30238US00	9/27/2004	78/490,107	8/22/2006	3,134,091	REGISTERED	25
	25 - Clothing, namely, pants, skirts and jackets

LE SUIT
UNITED STATES	118356	7/18/1997	75/327,046	9/22/1998	2,190,755	REGISTERED	25
	25 - women’s clothing, namely, suits, dresses, skirts, blouses, shells, jackets, slacks, pants, sweaters, vests, scarves and shirts

LIFE ENERGY INTELLIGENCE
UNITED STATES	T30157US00	3/8/1999	751655,201	3/7/2000	2,326,247	REGISTERED	25
	25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, jump-suits, shorts, skorts, overalls, shortalls, dresses, skirts, T-shirts, and sweatpants
UNITED STATES	T30157US01	3/8/1999	75/656,110	10/24/2000	2,398,654	REGISTERED	25
	25 - Clothing, namely, tops, bottoms, lingerie, and footwear

Lion Head Design
UNITED STATES	116335	1/19/1977	73/113,082	10/11/1977	1,074,925	REGISTERED	9
	9 - sunglasses
UNITED STATES	116334	8/9/1974	73/029,040	7/29/1975	1,016,971	REGISTERED	25
	25 - COATS, (SUITS, JACKETS, PANTS, SHIRTS, DRESSES, BLOUSES, SWEATERS AND BELTS)
UNITED STATES	116338	12/5/1975	73/071,001	8/17/1976	1,046,317	REGISTERED	14
	14 - WATCHES
UNITED STATES	116333	3/11/1976	73/079,993	10/19/1976	1,050,741	REGISTERED	25
	25 - shoes
UNITED STATES	116330	8/9/1974	73/029,039	7/29/1975	1,016,891	REGISTERED	18
	18 - POCKETBOOKS
UNITED STATES	116299	11/6/1975	73/068,125	11/16/1976	1,052,859	REGISTERED	18
	18 - LEATHER GOODS-NAMELY, COSMETIC CASES, CLUTCHES, PURSES, WALLETS, BILLFOLDS, CREDIT CARD CASES, CHECKBOOK HOLDERS, KEY CASES, POUCHES, TRAVEL KITS AND PASSPORT CASES
UNITED STATES	116331	8/9/1974	73/029,041	2/3/1976	1,032,219	REGISTERED	14
	14 - JEWELRY MADE OF NON-PRECIOUS METAL

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 11

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Lion’s Head Design
UNITED STATES	T30322US00	2/6/2006	78/807,930	3/17/2009	3,593,137	REGISTERED	25
	25 - belts, scarves, hats, gloves, [swimwear], leg wear, [suits], jackets, pants, shirts, dresses, blouses, sweaters, outerwear

LISNER (Stylized)
UNITED STATES	T30021US00	6/11/1959	72/075,565	12/1/1959	0689,090	REGISTERED	14
	14 - Jewelry, namely, necklaces, bracelets, earrings and brooches for personal wear or adornment, not including watches.

MAGGIE MCNAUGHTON
UNITED STATES	T30085US00	10/17/1991	74,212,908	7/6/1993	1,780,351	REGISTERED	25
	25 - CLOTHING, INCLUDING Dresses, slacks, pants, tops, shirts, blouses, shorts, jeans, tops and coordinated sets thereof.

NAPIER
UNITED STATES	T30005US00	11/12/1947	71/540,854	2/15/1949	0,506,688	REGISTERED	14
	14 - bracelets, brooches, necklaces, earrings (as of 2009 renewal)

NAPIER (Stylized)
UNITED STATES	T30007US00	1/12/1998	75/416,437	3/9/1999	2,230,536	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

NMCN
UNITED STATES	T30123US00	4/9/2002	78/120,388	11/4/2003	2,780,731	REGISTERED	25
	25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.

NORTON MCNAUGHTON
UNITED STATES	T30094US00	10/17/1991	74,212,907	5/3/1994	1,833,865	REGISTERED	25
	25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.

NORTON MCNAUGHTON ESSENTIALS
UNITED STATES	T30103US10	6/14/2000	76/070,279	1/17/2006	3,043,043	REGISTERED	25
	25 - Ladies clothing, namely, t-shirts, dresses, vests, jackets, shirts, blouses, sweaters, pants, shorts, and skirts

NOW YOU’RE DRESSED
UNITED STATES	T30008US00	1/12/1998	75/416,436	11/9/1999	2,291,511	REGISTERED	14
	14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

PRIVATE PARTY
UNITED STATES	T30103US13	3/8/1990	74/036,205	11/19/1991	1,665,094	REGISTERED	25
	25 - clothing, namely, ladies knit tops
UNITED STATES	T30103US15	10/20/1989	73/832,580	5/8/1990	1,595,536	REGISTERED	25
	25 - Dresses

REFLECTIONS BY JUDITH JACK
UNITED STATES	T30051US00	4/17/1989	73/793,734	12/26/1989	1,573,260	REGISTERED	14
	14 - JEWELRY

RENA ROWAN
UNITED STATES	483	1/13/1984	73/460,825	3/19/1985	1,325,987	REGISTERED	25
	25 - Clothing, namely blouses.
UNITED STATES	T00185US02	2/19/2002	78/109,729	1/7/2003	2,672,296	REGISTERED	025
	025 - [Suits, Shirts] Dresses [Sweaters, Skirts, Pants, Shorts, Blouses, Jackets and Vests for women and misses]

RICHELIEU
UNITED STATES	T30005US03	2/6/1989	73/779,394	10/3/1989	1,558,953	REGISTERED	14
	14 - COSTUME JEWELRY

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 12

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RICHELIEU (Stylized)
UNITED STATES	T30028US00	9/18/1947	71/534,908	4/26/1949	0,508,978	REGISTERED	14
	14 - MEN’S AND WOMEN’S JEWELRY 9NOT INCLUDING WATCHES), NAMELY, NECKLACES, BRACELETS, FINGER RINGS, ORNAMENTAL CLIPS, BROOCHES, EARRINGS AND COSTUME JEWELRY.

Swan Design
UNITED STATES	T30124US27	7/10/1989	73/811,815	3/13/1990	1,586,875	REGISTERED	25
	25 - WOMEN’S AND GIRLS’ PANTS, TROUSERS, JEANS, SLACKS, JUMPSUITS, SHORTS, SHIRTS, SWEATERS, SWEATSHIRTS, SWEAT SHORTS, VESTS, JACKETS, BLAZERS, T-SHIRTS, OVERALLS, SWIMSUITS, BLOUSES, KNIT TOPS, SKIRTS, DRESSES, HOSIERY, PANTY HOSE, TIGHTS, STOCKINGS, UNDERWEAR BRIEFS AND TOPS, STRING BIKINIS, TANK TOPS, FUR HATS, FUR COATS, FUR JACKETS, FUR STOLES, FUR SCARVES, BRAS AND PANTIES, HATS, SOCKS, SCARVES, GLOVES AND FOOTWEAR

Swan Design (Floating)
UNITED STATES	T30256US01	10/20/2004	78/502,718	1/2/2007	3,194,988	REGISTERED	027
	027 - Home furnishings, namely, bath rugs and accent rugs in Class 27

Swan Design (Licensed to L’Oreal)
UNITED STATES	T30124US49	2/6/1990	74/026,358	7/9/1991	1,649,898	REGISTERED	03
	03 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

Swan Design (line drawing) (Licensed to L’Oreal)
UNITED STATES	T30124US30	2/6/1990	74/026,358	7/9/1991	1,649,898	REGISTERED	03
	03 - perfumes, perfume sprays, toilet water, toilet water sprays, body lotions and body powders

Swan Design Floating
UNITED STATES	T30124US24	8/9/1984	73/494,051	7/23/1985	1,350,752	REGISTERED	25
	25 - WOMEN’S UNDERWEAR-NAMELY, BRIEFS, T-SHIRTS, TANK TOPS, STRING BIKINIS
UNITED STATES	T30124US25	11/29/1983	73/454,714	11/19/1985	1,371,374	REGISTERED	25
	25 - SHIRTS, PANTS, TROUSERS, SKIRTS, SHORTS, JUMPSUITS, VESTS, SWEATERS, JACKETS, BLAZERS, HATS, SWEATSHIRTS, SWEAT SHORTS, AND DRESSES
UNITED STATES	T30124US29	10/5/1989	73/829,956	7/17/1990	1,606,340	REGISTERED	14
	14 - WATCHES

Swan Design with flower
UNITED STATES	T30124US17	11/18/1978	73/192,508	5/26/1981	1,155,671	REGISTERED	25
	25 - Women’s Apparel-Namely, T-Shirts, Blouses, Shirts, Jeans, Pants, Shorts, Skirts and Sweaters

THE EXECUTIVE SUITE
UNITED STATES	T30271US00	1/18/2005	78/549,080	12/27/2005	3,035,819	REGISTERED	035
	035 - Retail clothing store services

TREZA
UNITED STATES	T30042US00	10/2/1964	72/203,204	9/28/1965	0,796,735	REGISTERED	14
	14 - NECKLACES, BRACELETS AND EARRINGS.

TREZA (Stylized)
UNITED STATES	T30261US00	12/21/2004	78/536,066	1/24/2006	3,050,089	REGISTERED	035
	035 - retail store services in the field of apparel, footwear, accessories, eyewear, hosiery, belts, bags, leather goods, watches and jewelry.

TREZA and Design
UNITED STATES	T30042US01	3/28/2006	78/847,663	1/23/2007	3,201,979	REGISTERED	25
	25 - tops, pants and jackets

TREZA WOMAN
UNITED STATES	T30296US00	6/23/2005	78/657,214	8/15/2006	3,131,278	REGISTERED	35
	35 - retail store services in the field of apparel, footwear, accessories, eyewear, hosiery, belts, bags, leather goods, watches and jewelry

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 13

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
TRUE FREEDOM
UNITED STATES	T30464US01	10/4/2007	77/296,126	12/2/2008	3,541,375	REGISTERED	25
	25 - bottoms and tops

VANDERBILT GLORIA VANDERBILT and Swan Design (Licensed to L’Oreal)
UNITED STATES	T30124US20	4/22/1982	73/360,963	4/23/1985	1,331,536	REGISTERED	03
	03 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

VANDERBILT(Stylized) (Licensed to L’Oreal)
UNITED STATES	T30124US23	4/22/1982	73/360,964	5/7/1985	1,333,913	REGISTERED	3
	3 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

WHITE MOUNTAIN COLLEGE
UNITED STATES	T30103US20	10/17/1988	73/758,102	5/23/1989	1,540,627	REGISTERED	25
	25 - clothing, namely, ladies knit tops
			END OF REPORT			TOTAL ITEMS SELECTED =	185

TRADEMARK REGISTRATIONS
UNITED STATES
Nine West Development Corporation

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 1
Country: US
Status: REGISTERED

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 & CO.
UNITED STATES	3833/0071	7/18/1990	74/079,469	10/13/1992	1,724,670	REGISTERED	25
	25 - Footwear

9 DEGREES NINE WEST
UNITED STATES	T30257US00	10/26/2004	78/506,022	12/12/2006	3,182,559	REGISTERED	25
	25 - shoes and boots

9 NINE WEST
UNITED STATES	T30152US01	10/14/2002	78/174,136	10/21/2003	2,775,692	REGISTERED	25
	25 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS,BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS, TAILORED JACKETS, PANTS, SPORT COATS; DRESS SHIRTS NECKWEAR; ACTIVE WEAR, NAMELY, SWEATSHIRTS, SWEATPANTS, WARM-UP JACKETS, TENNIS AND RACQUET BALL OUTFITS, CREW SHIRTS AND BASEBALL JACKETS; JOGGING, RUNNING WARM-UP JACKETS, TENNIS SKIRTS; OUTERWEAR, NAMELY, OVERCOATS, CAPES, FURS, LEATHER COATS AND RAINWEAR; SCARVES, SHAWLS, HATS, GLOVES; SLEEPWEAR, NAMELY, PAJAMAS, NIGHTSHIRTS, NIGHTGOWNS AND ROBES; INTIMATE APPAREL; NAMELY, PANTIES, BRASSIERES, PETTICOATS, SLIPS, HALF-SLIPS, CHEMISES, TEDDIES, GARTER BELTS, GIRDLES, TANK TOPS, BOXERS, BRIEFS; HOSIERY, NAMELY PANTYHOSE, SOCKS, LEOTARDS TIGHTS AND LEGGINGS; SWIMWEAR; FOOTWEAR, NAMELY SHOES, BOOTS, SANDALS, SNEAKERS AND
UNITED STATES	T30152US03	10/14/2002	78/174,115	11/25/2003	2,786,445	REGISTERED	18
	18 - Handbags, umbrellas and small leather goods
UNITED STATES	T30152US05	6/30/2003	78/268,501	12/28/2004	2,915,272	REGISTERED	14
	14 - Jewelry and watches
UNITED STATES	T30152US07	8/25/2004	78/473,394	4/5/2005	2,938,312	REGISTERED	025
	025 - belts
UNITED STATES	T30152US08	8/25/2004	78/473,412 '	4/19/2005	2,942,212	REGISTERED	009
	009 - optical eyewear and sunglasses

9 NINE WEST ninewest.com and Design
UNITED STATES	T30152US02	10/14/2002	78/174,127	10/7/2003	2,771,726	REGISTERED	25
	25 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS,BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS, TAILORED JACKETS, PANTS, SPORT COATS; DRESS SHIRTS NECKWEAR; ACTIVE WEAR, NAMELY, SWEATSHIRTS, SWEATPANTS, WARM-UP JACKETS, TENNIS AND RACQUET BALL OUTFITS, CREW SHIRTS AND BASEBALL JACKETS; JOGGING, RUNNING WARM-UP JACKETS, TENNIS SKIRTS; OUTERWEAR, NAMELY, OVERCOATS, CAPES, FURS, LEATHER COATS AND RAINWEAR; SCARVES, SHAWLS, HATS, GLOVES; SLEEPWEAR, NAMELY, PAJAMAS, NIGHTSHIRTS, NIGHTGOWNS AND ROBES; INTIMATE APPAREL; NAMELY, PANTIES, BRASSIERES, PETTICOATS, SLIPS, HALF-SLIPS, CHEMISES, TEDDIES, GARTER BELTS, GIRDLES, TANK TOPS, BOXERS, BRIEFS; HOSIERY, NAMELY PANTYHOSE, SOCKS, LEOTARDS TIGHTS AND LEGGINGS; SWIMWEAR; FOOTWEAR, NAMELY SHOES, BOOTS, SANDALS, SNEAKERS AND
UNITED STATES	T30152US04	10/14/2002	78/174,086	12/23/2003	2,797,607	REGISTERED	18
	18 - Handbags, umbrellas and small leather goods

9 WEST (Word Mark)
UNITED STATES	T20007US0	2/26/1979	73/204,922	9/22/1981	1,170,312	REGISTERED	25
	25 - Shoes

ALL IN A DAY’S WORK
UNITED STATES	T30305US00	9/12/2005	78/710,748	8/14/2007	3,280,709	REGISTERED	18
	18 - Briefcase-type portfolios; Briefcases; Luggage; Pocketbooks; Satchels; Shoulder bags; Tote bags

BANDOLINO (Stylized)
UNITED STATES	3833/0121	9/20/1985	73/559,256	4/22/1986	1,391,192	REGISTERED	42
	42 - Retail shoe store services.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark)
UNITED STATES	3833/0120	4/29/1960	72/096,126	5/16/1961	715,486	REGISTERED	25
	25 - Ladies shoes
UNITED STATES	T00012US02	12/11/2001	78/097,705	9/7/2004	2,882,859	REGISTERED	18
	18 - Handbags and small leather goods, namely clutch purses, key cases, credit cards cases, cosmetic cases sold empty, wallets, business card cases and lipstick holders
UNITED STATES	T00012US04	6/7/2002	78/134,069	8/10/2004	2,872,569	REGISTERED	25
	25 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS,BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS
UNITED STATES	T00012US07	1/26/2007	77/092,303	9/18/2007	3,293,434	REGISTERED	35
	35 - On-line retail store services featuring shoes and handbags; Retail apparel stores; Retail store services featuring shoes, handbags, purses and sunglasses.

BANDOLINOBLU
UNITED STATES	T30143US00	9/6/2002	78/161,451	9/25/2007	3,298,647	REGISTERED	025
	025 - JACKETS SLACKS SKIRTS SHORTS DRESSES JEANS

BANISTER - EASY SPIRIT
UNITED STATES	T30190US00	10/20/2003	78/315,657	2/22/2005	2,927,864	REGISTERED	35
	35 - Retail store services in the field of footwear and handbags

BANISTER SHOE STUDIO
UNITED STATES	3833/0004	1/16/1996	75/043,559	3/23/1999	2,234,574	REGISTERED	42
	42 - STORE SERVICES FOR FOOTWEAR, SMALL LEATHER GOODS, HANDBAGS, HOSIERY, SUNGLASSES, AND BELTS.
UNITED STATES	3833/0005	1/13/1997	75/978,187	4/27/1999	2,242,173	REGISTERED	35
	35 - RETAIL STORE SERVICES FOR FOOTWEAR, SMALL LEATHER GOODS, HANDBAGS, HOSIERY, SUNGLASSES, SOCKS, BELTS, SHOE CARE GOODS, SHOE AND BOOT BRUSHES.

BANISTER THE 40 BRAND OUTLET (Stylized)
UNITED STATES	3833/0124	12/5/1988	73/766,953	11/14/1989	1,566,503	REGISTERED	42
	42 - Retail shoe store services.

BOUTIQUE 58
UNITED STATES	T30297US00	11/3/2005	78/746,336	11/13/2007	3,336,603	REGISTERED	25
	25 - FOOTWEAR
UNITED STATES	T30297US01	9/23/2005	78/719,559	8/29/2006	3,135,811	REGISTERED	35
	35 - Wholesale showroom services of footwear, handbags and small leather goods

BOUTIQUE 9
UNITED STATES	T30441US01	12/13/2006	77/063,427	10/28/2008	3,524,742	REGISTERED	25
	25 - Footwear

CALICO
UNITED STATES	3833/0030	1/2/1990	74/015,879	8/28/1990	1,611,368	REGISTERED	25
	25 - Shoes

CALIFORNIA COBBLERS
UNITED STATES	3833/0131	4/1/1980	73/256,431	8/4/1981	1,163,870	REGISTERED	25
	25 - Footwear

CARLTON (Stylized)
UNITED STATES	715	12/29/1947	71,552,374	5/27/1952	559,203	REGISTERED	25
	25 - Men’s, women’s and children’s shoes of leather and fabric

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA (Stylized)
UNITED STATES	T30487US00	6/8/1981	73/313,595	7/20/1982	1,202,134	REGISTERED	25
	25 - Belts

CIRCA COMFORT 365
UNITED STATES	T30232US07	6/11/2004	78/433,894	8/7/2007	3,276,238	REGISTERED	25
	25 - Footwear

CLOUD 9
UNITED STATES	T20072US0	1/16/1997	75/226,596	12/23/2003	2,797,957	REGISTERED	25
	25 - Footwear.

CLOUD 9 NINE WEST
UNITED STATES	717	8/11/1998	75,534,635	9/27/2005	2,999,410	REGISTERED	18
	18 - Handbags
UNITED STATES	T00033US01	6/23/1998	75/507,290	9/27/2005	2,999,409	REGISTERED	25
	25 - Footwear

COMFORT 2 (Stylized)
UNITED STATES	T30243US00	10/19/2004	78/502,056	12/13/2005	3,028,423	REGISTERED	025
	025 - Footwear

Daisy Design
UNITED STATES	T30232US09	5/15/2002	76/411,089	3/4/2003	2,693,058	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

DAVID AND JOAN
UNITED STATES	T30233US00	1/27/1988	73/707,863	10/11/1988	1,508,301	REGISTERED	025
	025 - shoes

DJVERTENTE STUDIO (Stylized)
UNITED STATES	3833/0152	3/24/1989	73/788,879	3/6/1990	1,585,783	REGISTERED	25
	25 - Footwear

E (Stylized)
UNITED STATES	927	9/25/1997	75/979,570	11/21/2000	2,407,374	REGISTERED .	25,35
	25 - Footwear
	35 - Retail store services for footwear, shirts, jackets, t shirts, hosiery, socks. Handbags

E (Stylized) 2007
UNITED STATES	T00049US02	3/19/2007	77/134,569	10/2/2007	3,301,612	REGISTERED	35
	35 - Online and retail store services for footwear, shirts, jackets, t shirts, hosiery, socks. Handbags
UNITED STATES	US136878	3/21/2007	77/136,787	10/2/2007	3,301,613	REGISTERED	25
	25 - Footwear

E logo long tail
UNITED STATES	T30470US00	5/9/2008	77/470,335	11/18/2008	3,534,064	REGISTERED	25
	25 - Footwear
UNITED STATES	T30470US01	5/9/2008	77/470,315	11/18/2008	3,534,063	REGISTERED	35
	35 - Retail store services and computerized on-line retail store services featuring shoes, apparel, outerwear, belts, handbags, jewelry, sunglasses, accessories and legwear

EASY SPIRIT & CO.
UNITED STATES	3833/0044	4/28/1998	75/475,938	6/6/2000	2,355,981	REGISTERED	35
	35 - Retail store services in the field of footwear and handbags,

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Stylized)
UNITED STATES	3833/0040	7/26/1990	74/082,184	8/13/1991	1,653,988	REGISTERED	42
	42 - Retail store services.

EASY SPIRIT (Stylized2) (Licensed in perpetuity to U.S. Shoe/Luxottica)
UNITED STATES	3833/0041	9/6/1991	74/201,053	7/14/1992	1,700,380	REGISTERED	9
	9 - Eyeglasses and frames for spectacles.

EASY SPIRIT (Stylized3)
UNITED STATES	3833/0043	6/29/1998	75/510,108	5/30/2000	2,354,092	REGISTERED	25
	25 - Footwear.

EASY SPIRIT (Stylized4)
UNITED STATES	3833/0156	3/2/1987	73/647,191	12/1/1987	1,467,448	REGISTERED	25
	25 - Footwear.

EASY SPIRIT (Word Mark)
UNITED STATES	T00055US04	2/25/2002	78/110,808	12/9/2003	2,792,946	REGISTERED	025
	025 - CLOTHING FOR WOMEN AND MISSES, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, BLOUSES, SHIRTS, DRESSES, COATS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SCARVES AND SHAWLS
UNITED STATES	T00055US06	8/19/2002	78/155,451	8/5/2003	2,747,302	REGISTERED	025
	025 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS, BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS, TAILORED JACKETS, PANTS, SPORT COATS; ACTIVE WEAR, NAMELY, SWEATSHIRTS, SWEATPANTS, WARM-UP JACKETS, TENNIS SKIRTS; OUTERWEAR, NAMELY, OVERCOATS, CAPES, FURS, LEATHER COATS AND RAINWEAR; SCARVES, SHAWLS, HATS, and GLOVES
UNITED STATES	3833/0042	8/28/1996	75/157,085	5/13/1997	2,061,593	REGISTERED	18,25,42
	18 - Handbags
	25 - Footwear
	42 - Retail store services for footwear and handbags.
UNITED STATES	3833/0322	7/21/1999	75/756,499	4/4/2000	2,338,848	REGISTERED	18
	18 - SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, KEY CASES, CREDIT CARD CASES, CHANGE PURSES, AND WALLETS.

EASY SPIRIT ANTI-GRAVITY
UNITED STATES	3833/0045	1/16/1997	75/226,595	9/7/1999	2,276,352	REGISTERED	25
	25 - Footwear

EASY SPIRIT COMFORT 2 (stylized)
UNITED STATES	T30198US00	12/19/2003	78/343,733	10/18/2005	3,007,314	REGISTERED	025
	025 - FOOTWEAR

EASY SPIRIT SLIPPERS
UNITED STATES	3833/0047	11/5/1997	75/385,095	8/10/1999	2,269,779	REGISTERED	25
	25 - Slippers

EASY WEATHER
UNITED STATES	T30273US00	1/25/2005	78/553,302	5/9/2006	3,091,586	REGISTERED	025
	025 - Footwear, namely, shoes and boots.

ENZO
UNITED STATES	3833/0049	12/17/1997	75/407,068	5/15/2001	2,451,270	REGISTERED	18
	18 - HANDBAGS, PURSES, AND SMALL LEATHER GOODS, NAMELY, CLUTCH PURSES, KEY CASES, CREDIT CARD CASES, COSMETIC CASES SOLD EMPTY, CHANGE PURSES, WALLETS, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark)
UNITED STATES	922	7/25/2000	76/095,874	12/23/2003	2,798,225	REGISTERED	14
	14 - Jewelry and Watches
UNITED STATES	T30224US01	1/15/2003	78/203,392	12/16/2003	2,794,901	REGISTERED	25
	25 - Outerwear namely coats, jackets and raincoats
UNITED STATES	3833/0010	3/21/1996	75/076,479	6/13/2000	2,357,862	REGISTERED	09
	09 - sunglasses and eyeglass cases
UNITED STATES	3833/0011	11/1/1995	75/977,167	12/22/1998	2,213,513	REGISTERED	9
	9 - SUNGLASSES
UNITED STATES	3833/0050	2/5/1985	73/520,872	8/27/1985	1,356,882	REGISTERED	25
	25 - Shoes
UNITED STATES	3833/0051	2/8/1993	74/356,872	9/6/1994	1,852,811	REGISTERED	18,42
	18 - Purses and handbags.
	42 - Retail store services for purses, handbags and footwear.
UNITED STATES	3833/0291	1/27/1999	75/628,746		2,309,300	REGISTERED	35
	35 - Retail store services in the fields of footwear, jewelry, hair accessories, apparel, leather goods, scarves and shoe care.

FRONT ROW (stylized)
UNITED STATES	776	3/13/1967	72/266,607	9/19/1967	835,525	REGISTERED	25
	25 - Shoes

FYIO FLATTER YOURSELF INSIDE AND OUT
UNITED STATES	T30461US00	5/10/2007	77/177,488	9/2/2008	3,496,673	REGISTERED	25
	25 - pants

GAROLINI
UNITED STATES	3833/0220	1/28/1980	73/247,941	12/15/1981	1,182,240	REGISTERED	25
	25 - Women’s shoes.

GAROLINI (Stylized)
UNITED STATES	3833/0219	1/6/1983	73/409,480	2/7/1984	1,266,417	REGISTERED	25
	25 - Footwear

GET TOTALLY ORGANIZED
UNITED STATES	T30172US00	4/16/2003	78/238,345	3/30/2004	2,828,026	REGISTERED	018
	018 - handbags, shoulder bags, totes, purses and small leather/other fabrications goods namely, wallets; key cases, credit card cases, cosmetic cases sold empty, change purses and business card cases

HOT 9
UNITED STATES	T30128US05	5/16/2002	78/129,259	12/23/2003	2,799,254	REGISTERED	025
	025 - dresses, slacks, blouses, knit tops, jeans, shorts, shirts, skirts, suits, coats, jackets, outerwear, scarves, hats, gloves, socks, hosiery, tights and belts
UNITED STATES	T30128US09	5/7/2004	78/414,790	4/19/2005	2,942,197	REGISTERED	35
	35 - providing consumer information regarding trends in women’s fashion footwear, apparel and accessories via global computer network

HOT FOR SHOES
UNITED STATES	T30263US01	1/5/2005	78/542,476	6/27/2006	3,110,503	REGISTERED	035
	035 - retail store services and computerized on-line retail store and website services featuring shoes, apparel, outerwear, belts, handbags, jewelry, sunglasses, accessories and legwear

HOT90NLINE
UNITED STATES	T30223US00	5/7/2004	78/414,719	4/5/2005	2,938,308	REGISTERED	18
	18 - handbags, totes, purses, BRIEFCASE TYPE-PORTFOLIOS, backpacks; Small leather goods, namely, wallets, credit card cases, business card cases, cosmetic cases sold empty a

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
J JOYCE and Design
UNITED STATES	3833/0056	8/14/1997	75/341,104	11/17/1998	2,203,831	REGISTERED	25
	25 - Footwear

JD (Stylized)
UNITED STATES	T30239US00	4/10/1989	73/792,148	11/21/1989	1,567,298	REGISTERED	25
	25 - Footwear

JOAN & DAVID
UNITED STATES	T30233US01	1/29/1991	74/134,599	6/30/1992	1,697,635	REGISTERED	042,018
	042- retail store services both featuring clothing including footwear, leather goods and accessories
	018 - leather goods; namely, ladies’ handbags, luggage, wallets, key containers, umbrellas
UNITED STATES	T30233US04	12/8/2003	78/337,742	5/31/2005	2,957,089	REGISTERED	025
	025 - shoes
UNITED STATES	T30233US11	8/23/2004	78/471,989	11/1/2005	3,011,194	REGISTERED	025
	025 - Footwear

JOAN AND DAVID
UNITED STATES	T30233US09	1/14/1981	73/292,979	1/3/1984	1,263,011	REGISTERED	025,018
	025 - Scarves, belts and women’s clothing-namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
	018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas

JOAN AND DAVID TOO
UNITED STATES	T30233US08	1/27/1988	73/707,878	10/11/1988	1,508,302	REGISTERED	025
	025 - shoes

JOAN HELPERN
UNITED STATES	T30241US00	10/3/1983	73/446,438	3/19/1985	1,325,974	REGISTERED	25
	25 - Ladies Shoes

JOYCE
UNITED STATES	T20200US00	2/12/2008	77/394,515	8/19/2008	3,488,518	REGISTERED	25
	25 - Footwear
JUST LIBBY
UNITED STATES	T30232US20	6/29/1992	74/802,109	5/30/1995	1,897,026	REGISTERED	25
	25 - Footwear

K9 BY NINE WEST
UNITED STATES	T30425US00	7/12/2006	78/927,989	5/22/2007	3.244,683	REGISTERED	018
	018 - Leashes, collars and clothing for dogs and carriers for dogs

LIBBY
UNITED STATES	T30232US14	1/22/1993	74/351,237	9/14/1993	1,792,712	REGISTERED	25
	25 - footwear

LIL MISS MOOTSIES
UNITED STATES	T30232US03	5/31/1989	73/803,694	1/9/1990	1,576,519	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MILLION WISHES
UNITED STATES	T30298US01	7/8/2005	78/666,350	11/6/2007	3,331,226	REGISTERED	14
	14 - Jewelry and [Watches]

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MILLION WISHES continued...
UNITED STATES	T30298US02	7/8/2005	78/666,385	11/6/2007	3,331,227	REGISTERED	18
	18 - HANDBAGS, PURSES, AND SMALL LEATHER GOODS, NAMELY, CLUTCH PURSES, [KEY CASES], [CREDIT CARD CASES], COSMETIC CASES SOLD EMPTY, CHANGE PURSES,[ WALLETS], [BUSINESS CARD CASES], [PASSPORT CASES], [AGENDA CASES] AND [LIPSTICK HOLDERS]
UNITED STATES	T30298US03	7/8/2005	78/666,392	10/23/2007	3,320,238	REGISTERED	25
	25 - SCARVES

MOOTSIES
UNITED STATES	T30232US00	7/8/1987	73/670,883	2/23/1988	1,477,841	REGISTERED	25
	25 - Footwear

MOOTSIES KIDS
UNITED STATES	T30232US04	5/21/1992	74/277,557	2/2/1993	1,750,221	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MOOTSIES SPORT & Design
UNITED STATES	T30450US00	3/6/2007	77/123,062	7/1/2008	3,458,963	REGISTERED	25
	25 - Footwear

MOOTSIES TOOTSIES
UNITED STATES	T30232US02	5/31/1989	73/803,670	2/27/1990	1,584,784	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MOOTSIES TOOTSIES KIDS
UNITED STATES	T30232US10	5/15/2002	76/411,088	2/11/2003	2,686,452	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MOOTSIES TOOTSIES KIDS Daisy Design
UNITED STATES	T30232US15	5/15/2002	76/411,087	2/11/2003	2,686,451	REGISTERED	25
	25 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

NINE LOVES
UNITED STATES	T30468US01	4/14/2008	77/447,168	4/21/2009	3,610,071	REGISTERED	35
	35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes

NINE & CO.
UNITED STATES	T00145US08	5/15/2001	78/063,564	9/10/2002	2,619,058	REGISTERED	25
	25 - FOOTWEAR
UNITED STATES	T00145US12	5/16/2001	78/063,827	9/24/2002	2,626,723	REGISTERED	14
	14 - jewelry

NINE & COMPANY
UNITED STATES	943	2/13/2001	78/048,042	1/14/2003	2,675,669	REGISTERED	25
	25 - wearing apparel for women namely, leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves and hats
UNITED STATES	T00145US01	5/14/2001	78/063,407	9/2/2003	2,760,248	REGISTERED	18
	18 - handbags, pocketbooks, shoulder bags, evening bags, straps for handbags, cosmetic bags sold empty, toiletry cases sold empty, grooming cases sold empty, vanity cases sold empty, wallets, billfolds, credit card cases, business card cases, leather key fobs, key cases, passport cases, coin purses, clutch purses clutch bags, general purpose purses, leather and non-leather draw string pouches to be used as handbags, book bags, belt bags, leather and textile shopping bags sold empty, tote bags, saddle bags, travel bags, roll bags, sling bags, overnight bags, overnight cases, shoe bags, for travel, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, beach bags, carry-on bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, diaper bags, attache cases, briefcases, document cases, briefcase type portfolios, satchels, suitcases, luggage straps for luggage, luggage tags, trucks, umbrellas, beach umbrellas, umbrella cases, sportsmen’s hunting bags
UNITED STATES	T00145US04	10/31/2001	78/091,015	8/5/2003	2,748,784	REGISTERED	09
	09 - Sunglasses, non-prescription eyeglasses, reading glasses, clip-on frames and eye glass frames.
UNITED STATES	T00145US05	10/31/2001	78/091,017	9/16/2003	2,765,670	REGISTERED	25
	25 - Belts; Legwear, namely hosiery, tights and socks; Gloves, mittens, scarves and hats.

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 8

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE & COMPANY continued...
UNITED STATES	T00145US09	4/3/2002	78/119,148	6/17/2003	2,728,246	REGISTERED	25
	25 - Sleepwear and robes
UNITED STATES	T00145US10	4/3/2002	78/119,143	7/29/2003	2,745,259	REGISTERED	25
	25 - Swimwear
UNITED STATES	T00145US11	4/3/2002	78/119,153	11/29/2005	3,021,623	REGISTERED	24
	24 - Bed Sheets, Pillow Cases, Pillow Shams, Blankets, Duvet Covers, Comforters, Dust Ruffles, Bed Spreads, Unfitted Fabric Furniture Slipcovers; Table Covers; Bath Mats and Towels; Curtains and Draperies
UNITED STATES	T00145US14	9/19/2002	78/165,723	9/5/2006	3,139,721	REGISTERED	021
	021 - toilet utensils, namely cups, toothbrush holders, facial tissue holders and toilet tissue holders.
UNITED STATES	T00145US15	3/5/2004	78/379,231	4/5/2005	2,938,076	REGISTERED	14
	14 - WATCHES

NINE 9 WEST
UNITED STATES	T30152US00	10/14/2002	78/174,154	12/16/2003	2,794,769	REGISTERED	14
	14 - Jewelry and watches
UNITED STATES	T30152US06	8/25/2004	78/473,440	4/5/2005	2,938,313	REGISTERED	025
	025 - Clothing, namely, pants, skirts, dresses, jackets, coats, shirts, blouses, vests, shorts and sweaters

NINE WEST
UNITED STATES	3833/0014	3/21/1996	75/076,480	5/18/1999	2,246,350	REGISTERED	9
	9 - Sunglasses, non-prescription reading glasses, clip-on sunglasses, eyeglass cases, eyeglass cords and sunglass cords.
UNITED STATES	3833/0015 /US	12/2/1996	75/206,142	10/20/1998	2,198,938	REGISTERED’	14
	14 - Jewelry
UNITED STATES	3833/0203	8/12/1998	75/535,075	2/22/2000	2,322,474	REGISTERED	14
	14 - WATCHES.
UNITED STATES	3833/0302	12/28/1998	75/612,495	5/21/2002	2,571,795	REGISTERED	01,03,21
	01 - Waterproofing chemical compounds for articles of leather.
	03 - Cleaning solvents, lotions and cream for footwear, and shoes and boot polish.
	21 - Shoe brushes and polishing cloths for applying solvents to be used as a scuff remover.

NINE WEST Logo
UNITED STATES	3833/0067	2/5/1993	74/355,985	4/5/1994	1,829,417	REGISTERED	18,42
	18 - Handbags and purses.
	42 - Retail store services for footwear, purses and handbags.

NINE WEST (Word Mark)
UNITED STATES	915	3/8/2000	75,938,942	12/11/2001	2,518,612	REGISTERED	25
	25 - WEARING APPAREL FOR WOMEN NAMELY, LEATHER, KNIT AND WOVEN DRESSES, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, T-SHIRTS, TANK-TOPS, CAMISOLES, CARDIGANS, PULLOVERS, VESTS, PANTS, SHORTS, JEANS, SKIRTS, SCARVES AND HATS
UNITED STATES	3833/0201	8/25/1998	75/542,257	8/24/1999	2,272,307	REGISTERED	25
	25 - Clothing, namely - jackets, leather coats and rainwear.
UNITED STATES	3833/0063	2/7/1992	74/245,243	6/8/1993	1,775,652	REGISTERED	18,25,42
	18 - Handbags
	25 - Shoes
	42 - Retail store services for handbags and shoes.
UNITED STATES	3833/0064	11/1/1995	75/013,127	1/27/1998	2,133,086	REGISTERED	25,09
	25 - Hosiery
	09 - Sunglasses

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST HOT 9
UNITED STATES	T30128US01	5/16/2002	78/129,302	10/14/2003	2,774,159	REGISTERED	025
	025 - dresses, slacks, blouses, knit tops, jeans, shorts, shirts, skirts, suits, coats, jackets, outerwear, scarves, hats, gloves, socks, hosiery, tights and belts

NINE WEST Logo
UNITED STATES	3833/0066	4/2/1991	74/153,779	5/5/1992	1,685,412	REGISTERED	25
25 - Shoes

NINE WEST STUDIO
UNITED STATES	T30115US00	1/24/2002	78/104,621	6/22/2004	2,856,725	REGISTERED	25
	25 - FOOTWEAR
UNITED STATES	T30115US01	5/13/2004	78/418,331	8/9/2005	2,984,262	REGISTERED	18
	18 - HANDBAGS, PURSES, TOTE BAGS; SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES SOLD EMPTY, CHANGE PURSES,WALLETS, BUSINESS CARD CASES and PASSPORT CASES

NINEWEST.COM
UNITED STATES	3833/0306	1/22/1999	75/625,945	10/17/2000	2,394,900	REGISTERED	35
	35 - Computerized on-line retail store services featuring shoes, outerwear, belts, handbags, jewelry, sunglasses and legwear.

PANINARI BY MOOTSIES TOOTSIES
UNITED STATES	T30232US01	3/18/1988	73/717,446	5/9/1989	1,538,233	REGISTERED	025
	025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

PAPPAGALLO (Large parrot Design)
UNITED STATES	T30231US00	8/6/2004	78/463,321	7/26/2005	2,980,017	REGISTERED	25
	25 - Clothing, namely Skirts, Suits, Slacks, Shorts, Blouses, Tops, Dresses, Jackets

PAPPAGALLO (Stylized)
UNITED STATES	846	6/14/1968	72,300,408	3/4/1969	865,820	REGISTERED	25
	25 - Ladies, ready-to-wear- namely, belts, fur coats, panty hose, scarves, smocks, and shoes.
UNITED STATES	842	5/29/1957	72,031,022	5/19/1959	678,919	REGISTERED	25
	25 - Women’s shoes

PAPPAGALLO (Word Mark)
UNITED STATES	3833/0332	10/28/1999	75/834,063	12/6/2005	3,023,949	REGISTERED	25
	25 - Clothing, namely, rain wear, jackets, coats, vests, belts, socks, hosiery, blouses, skirts, shirts, pants, sweaters, t-shirts, shorts, sweatshirts, sweat pants, leggings, dresses, suits, hats, scarves and gloves.

PAPPAGALLO PRINCESS
UNITED STATES	T30253US00	1/26/2007	77/092,012	9/18/2007	3,293,433	REGISTERED	25
	25 - Bottoms; Tops

RED CROSS
UNITED STATES	3833/0298	10/25/1973	73,004,592	10/15/1974	995,647	REGISTERED	25
	25 - Ladies’ shoes.

SAM & LIBBY
UNITED STATES	T30232US19	8/6/1990	74/801,051	5/18/1993	1,772,454	REGISTERED	25
	25 - Clothing; namely, T-shirts, sweat shirts, jackets, hats, caps, footwear, shirts, belts, shoes, tennis shoes, boots, sandals, and rainwear
UNITED STATES	T30232US21	9/14/1992	74/313,859	6/22/1993	1,778,203	REGISTERED	35
	35 - Retail store services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 10

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY & Design
UNITED STATES	T30232US12	10/3/1983	74/085,089	6/4/1991	1,646,905	REGISTERED	25
	25 - Footwear
UNITED STATES	T30232US18	8/6/1990	74/801,172	8/3/1993	1,786,205	REGISTERED	25
	25 - Clothing; namely, t-shirts, sweatshirts, jackets, hats, caps, footwear, shirts, belts, shoes, tennis shoes, boots, sandals

SAM & LIBBY and HEART DESIGN
UNITED STATES	T30438US00	4/9/2007	77/151,577	12/25/2007	3,358,982	REGISTERED	25
	25 - Footwear

SELBY
UNITED STATES	865	7/21/1941	71,445,534	1/13/1942	392,773	REGISTERED	25
	25 - Shoes made from leather, fabric, rubber, or combinations of these materials

SELBY COMFORT FLEX
UNITED STATES	T15971US01	3/31/2005	78/598,922	4/4/2006	3,076,418	REGISTERED	25
	25 - Footwear

SELBY FIFTH AVENUE stylized
UNITED STATES	868	5/9/1958	72,051,384	4/28/1959	677,769	REGISTERED	25
	25 - Women’s shoes made from leather, fabric, rubber, or combinations of these

SELBY SHOES (Stylized)
UNITED STATES	871	7/21/1941	71,445,535	1/13/1942	392,774	REGISTERED	25
	25 - Shoes made from leather, fabric, rubber, or combinations of these materials
SHOE WOO
UNITED STATES	T30467US00	2/28/2008	77/408,269	12/2/2008	3,541,640	REGISTERED	25
	25 - Footwear
UNITED STATES	T30467US01	2/29/2008	77/409,816	12/2/2008	3,541,642	REGISTERED	35
	35 - Retail Footwear, Handbags, Small leather goods, Sunglasses, Hosiery stores

SHOE WOO Stylized
UNITED STATES	T30467US02	6/6/2008	77/492,507	2/10/2009	3,573,872	REGISTERED	25
	25 - Footwear
UNITED STATES	T30467US03	6/6/2008	77/492,500	2/10/2009	3,573,871	REGISTERED	35
	35 - Retail Footwear, Handbags, Small leather goods, Sunglasses, Hosiery stores

SPA EASY SPIRIT (Stylized)
UNITED STATES	3833/0089	8/12/1996	75/148,678	5/13/1997	2,061,568	REGISTERED	25
	25 - Footwear

SPIRIT LEVEL 1
UNITED STATES	T30226US00	5/27/2004	78/426,004	8/9/2005	2,983,255	REGISTERED	25
	25 - Footwear
UNITED STATES	T30226US03	5/27/2004	78/426,323	7/19/2005	29,70,522	REGISTERED	35
	35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US12	6/7/2004	78/431,031	8/9/2005	2,983,306	REGISTERED	25
	25 - socks
UNITED STATES	T30226US17	6/16/2004	78/436,124	7/19/2005	2,970,636	REGISTERED	35
	35 - Retail Store Services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 11

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SPIRIT LEVEL 2
UNITED STATES	T30226US01	5/27/2004	78/426,036	8/16/2005	2,985,352	REGISTERED	25
	25 - Footwear
UNITED STATES	T30226US04	5/27/2004	78/426,329	7/26/2005	2,976,126	REGISTERED	35
	35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US13	6/7/2004	78/431,039	8/9/2005	2,983,307	REGISTERED	25
	25 - socks
UNITED STATES	T30226US18	6/16/2004	78/436,130	7/19/2005	2,970,637	REGISTERED	35
	35 - Retail Store Services

SPIRIT LEVEL 3
UNITED STATES	T30226US02	5/27/2004	78/426,069	8/16/2005	2,985,354	REGISTERED	25
	25 - Footwear
UNITED STATES	T30226US05	5/27/2004	78/426,339	7/19/2005	2,970,523	REGISTERED	35
	35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US14	6/7/2004	78/431,044	8/9/2005	2,983,308	REGISTERED	25
	25 - socks
UNITED STATES	T30226US19	6/16/2004	78/436,140	7/19/2005	2,970,638	REGISTERED	35
	35 - Retail Store Services

STUDIO 9 (Stylized)
UNITED STATES	T30302US00	8/2/2005	78/683,847	7/24/2007	3,269,747	REGISTERED	25
	25 - Footwear

STUDIO 9 (Word Mark)
UNITED STATES	T30315US00	9/22/2003	76/557,011	2/21/2006	3,060,702	REGISTERED	25
	25 - Clothing, namely, shirts, tops, tank tops, blouses, skirts, dresses

STUDIO NINE
UNITED STATES	T30319US00	9/22/2003	76/557,010	2/21/2006	3,060,701	REGISTERED	025
	025 - Clothing, namely, shirts, tops, tank tops, blouses, skirts, dresses

TRUE SPIRIT BY EASY SPIRIT
UNITED STATES	T30117US03	1/24/2002	78/104,634	8/5/2003	2,748,857	REGISTERED	025
	025 - Footwear

WESTIES
UNITED STATES	3833/0095	12/9/1983	73/456,272	11/20/1984	1,306,136	REGISTERED	25
	25 - Shoes
UNITED STATES	T15982US01	4/24/2002	78/123,671	3/4/2003	2,693,491	REGISTERED	035
	035 - Retail store services for shoes, belts and handbags

WESTIES (NEW DESIGN & LOGO)
UNITED STATES	3833/0096	4/12/1994	74 /,511,720	5/7/1996	1,973,317	REGISTERED	25,42
	25 - C1.25: Footwear [and belts].
	C1.42: Retail store services featuring footwear, belts and handbags.
	42 - Retail store services featuring footwear, belts and handbags.

WHAT’S YOUR SPIRIT LEVEL?
UNITED STATES	T30226US07	5/27/2004	78/426,349	7/19/2005	2,970,524	REGISTERED	35
	35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US16	6/16/2004	78/436,106	7/19/2005	2,970,635	REGISTERED	35
	35 - Retail Store Services

Owner Trademark Report by Mark	Printed: 4/27/2009	Page 12

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

		END OF REPORT		TOTAL ITEMS SELECTED =			163

TRADEMARK APPLICATIONS
Foreign
Jones Apparel Group, Inc.

CANADA
T30313CA00	GLO JEANS and Design	12/16/2005	1283209	ALLOWED	25
	25 - Jeans, pants, capris, shorts, scooters, jackets and knitwear

		END OF REPORT		TOTAL ITEMS SELECTED =	1

COPYRIGHTS

Name of Grantor	Copyright	Registration Date	Registration Number	Country
NWD	“Signature Pattern” fabric design	9/7/2007	VA0001626000	U.S.
Jones Investment Co., Inc.	“Lion mane design”	5/22/2007	VA 1-415-331	U.S.
JICO	MB-1168X		VA 353-452	U.S.
JICO	MB-1177X		VA 353-453	U.S.
JICO	MB-1175X		VA 361-530	U.S.
JICO	MB-1176X		VA 361-529	U.S.
JICO	HX-2863		VAu 219-523	U.S.
JICO	MX-2859		VAu 225-060	U.S.
JICO	LX-2865		VAu 225-061	U.S.
JICO	KX-2860		VAu 225-062	U.S.
JICO	JX-2862		VAu 226-065	U.S.
JICO	CX-2858		VAu 225-064	U.S.
JICO	BX-2870		VA 225-063	U.S.
JICO	ME-8255X		VA 361-528	U.S.
JICO	ME-8254X		VA 361-527	U.S.
JICO	Savoy neck no. 146		VA 1-010-168	U.S.
JICO	Savoy no. MBR-1010		VA 1-010-167	U.S.
JICO	GMNK500GO		VA 1-010-166	U.S.
JICO	GMBR3000GO		VA 1-010-165	U.S.
JICO	Perfume pin with amy/citrine		VAu 442-077	U.S.
JICO	Perfume pin onyx stone		VAu 442-076	U.S.
JICO	Handbag pin with heart		VAu 442-075	U.S.
JICO	Checkerboard handbag pin		VAu 442-074	U.S.
JICO	Pin handbag with bottom drop		VAu 442-073	U.S.
JICO	Top handle handbag pin		VAu 442-072	U.S.
JICO	Gathered handbag pin		VAu 442-071	U.S.
JICO	Deco handbag pin, sterling & marcasite		VAu 441-936	U.S.
JICO	Handbag pin with tassel		VAu 441-935	U.S.
JICO	Perfume pin with atomizer, sterling & marcasite		VAu 441-934	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Perfume pin with tassel, sterling & marcasite		VAu 441-933	U.S.
JICO	Deco perfume pin, sterling & marcasite		VAu 441-932	U.S.
JICO	Criss-cross perfume pin, sterling & marcasite		VAu 441-931	U.S.
JICO	Perfume pin with eau de perfume, sterling/marcasite		VAu 441-930	U.S.
JICO	Perfume pin with checkerboard, sterling /marcasite		VAu 441-929	U.S.
JICO	Sandal shoe pin		VA 911-565	U.S.
JICO	Open toe		VA 911-522	U.S.
JICO	Popcorn		VA 911-521	U.S.
JICO	Jukebox		VA 911-520	U.S.
JICO	Diner		VA 911-519	U.S.
JICO	French fries		VA 911-518	U.S.
JICO	Ice cream soda		VA 911-517	U.S.
JICO	Hamburger		VA 911-516	U.S.
JICO	Ice cream cone		VA 911-583	U.S.
JICO	Hot dog		VA 911-582	U.S.
JICO	Sneaker		VA 911-581	U.S.
JICO	Loafer		VA 911-580	U.S.
JICO	Cowboy boot		VA 911-579	U.S.
JICO	High heel shoe		VA 911-573	U.S.
JICO	Frog on lily pads		VA 669-436	U.S.
JICO	Elephant		VA 669-435	U.S.
JICO	Gecko		VA 669-434	U.S.
JICO	Lion bracelet		VA 669-433	U.S.
JICO	ME-8836		VA 638-832	U.S.
JICO	MB-1562		VA 638-834	U.S.
JICO	MB-1563		VA 638-833	U.S.
JICO	Fish design		VA 564-162	U.S.
JICO	Floral bar pin		VA 564-161	U.S.
JICO	Gecko		VA 564-160	U.S.
JICO	Floral earring		VA 564-159	U.S.
JICO	Elephant ring		VA 564-158	U.S.
JICO	MB-1371		VA 530-237	U.S.
JICO	Caring pin		VA 528-294	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Goldfish ring		VA 521-866	U.S.
JICO	GB-16		VA 521-471	U.S.
JICO	GB-50		VA 521-470	U.S.
JICO	GE-53		VA 521-469	U.S.
JICO	GB-03		VA 521-468	U.S.
JICO	GB-43		VA 521-467	U.S.
JICO	Bunny rabbits		VA 475-901	U.S.
JICO	Double lion ring		VA 520-237	U.S.
JICO	Olympic jewelry group		VAu 217-058	U.S.
JICO	MMB-1		VAu 210-897	U.S.
JICO	MB-1185X		VA 373-741	U.S.
JICO	Lapel watch MWB-702-1		VA 353-299	U.S.
JICO	Lapel watch MWB-709-2		VA 353-298	U.S.
JICO	Lapel watch MWB-701-1		VA 353-297	U.S.
JICO	Lapel watch MWB-702-3		VA 353-296	U.S.
JICO	ME-8253X		VA 362-334	U.S.
JICO	ME-8248X		VA 362-333	U.S.
JICO	MB-1167XM		VA 356-844	U.S.
JICO	MB-1178X		VA 356-843	U.S.
JICO	Brooch MB-1069		VA 374-009	U.S.
JICO	MB-1169X		VA 353-771	U.S.
JICO	ME-8251X		VA 355-100	U.S.
JICO	Ring MR-1050		VA 348-198	U.S.
JICO	Ring MR-1051		VA 348-197	U.S.
JICO	Ring MR-1052		VA 348-196	U.S.
JICO	Ring MR-1055		VA 348-195	U.S.
JICO	Earring ME-8164		VA 344-706	U.S.
JICO	Earrings ME-8146		VA 344-705	U.S.
JICO	Earring ME-8165		VA 344-704	U.S.
JICO	MB-1080		VA 341-780	U.S.
JICO	Earring ME-8183		VA 377-953	U.S.
JICO	Earring ME-8208		VA 337-952	U.S.
JICO	Bracelet MBR-773		VA 337-951	U.S.
JICO	Bracelet MBR-777XA		VA 337-950	U.S.
JICO	Bracelet MBR-776XA		VA 37-949	U.S.
JICO	Earring ME-8206		VA 337-948	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Earring ME-8207		VA 337-947	U.S.
JICO	Earrings ME-8195		VA 337-946	U.S.
JICO	Earrings ME-8196		VA 337-945	U.S.
JICO	Earring ME-8218		VA 337-944	U.S.
JICO	Earring ME-8197		VA 337-943	U.S.
JICO	Earring ME-8133		VA 335-365	U.S.
JICO	Earring ME-8167		VA 335-364	U.S.
JICO	Earring ME-8122		VA 335-363	U.S.
JICO	Earring ME-8123		VA 335-362	U.S.
JICO	Earring ME-8121		VA 335-8121	U.S.
JICO	Earring ME-8129		VA 335-360	U.S.
JICO	Earring ME-8095		VA 335-359	U.S.
JICO	Earring ME-8150		VA 335-358	U.S.
JICO	Earring ME-8178		VA 335-357	U.S.
JICO	Earring ME-8151		VA 335-356	U.S.
JICO	Earring ME-8124		VA 335-355	U.S.
JICO	Earring ME-8125		VA 335-354 .	U.S.
JICO	Earring ME-8162		VA 335-353	U.S.
JICO	Earring ME-8148		VA 335-352	U.S.
JICO	Earring ME-8069		VA 335-351	U.S.
JICO	Earring ME-8173		VA 335-350	U.S.
JICO	Earring ME-8076		VA 335-349	U.S.
JICO	Earring ME-8161		VA 335-348	U.S.
JICO	Brooch MB-1093		VA 334-207	U.S.
JICO	Brooch MB-1007		VA 334-206	U.S.
JICO	Brooch MB-1006		VA 334-205	U.S.
JICO	Earring, pin MB-1142		VA 334-204	U.S.
JICO	Brooch MB-1017		VA 334-203	U.S.
JICO	Brooch, buckle MB-1021		VA 334-202	U.S.
JICO	Brooch, MB-1011		VA 334-201	U.S.
JICO	Brooch MB-1078		VA 334-200	U.S.
JICO	Brooch, earring, buckle MB-1018		VA 334-199	U.S.
JICO	Brooch MB-1000		VA 334-198	U.S.
JICO	Brooch MB-1079		VA 334-197	U.S.
JICO	Brooch MB-1008		VA 334-196	U.S.
JICO	Brooch MB-1090		VA 334-195	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Brooch MB-1067		VA 334-194	U.S.
JICO	Brooch, buckle MB-1097		VA 334-193	U.S.
JICO	Brooch MB-1041		VA 334-192	U.S.
JICO	Brooch MB-1046		VA 334-191	U.S.
JICO	Brooch MB-1068		VA 334-190	U.S.
JICO	Brooch MB-1066		VA 334-189	U.S.
JICO	Brooch, buckle MB-1099		VA 334-188	U.S.
JICO	Brooch, MB-1091		VA 334-187	U.S.
JICO	Brooch, MB-1042		VA 334-186	U.S.
JICO	Brooch, buckle MB-1084		VA 334-185	U.S.
JICO	Earrings, pin MB-1146		VA 334-184	U.S.
JICO	Brooch MB-1077		VA 334-183	U.S.
JICO	Pin, earrings MB-1143		VA 334-182	U.S.
JICO	Brooch MB-1098		VA 334-181	U.S.
JICO	Brooch MB-1094		VA 334-180	U.S.
JICO	Brooch MB-1002		VA 333-823	U.S.
JICO	Brooch MB-1020		VA 333-015	U.S.
JICO	Brooch, earring MB-1024		VA 333-014	U.S.
JICO	Brooch MB-1003		VA 333-013	U.S.
JICO	Brooch, earring MB-1022		VA 333-012	U.S.
JICO	Brooch MB-1016		VA 333-011	U.S.
JICO	MB-1035		VA 333-010	U.S.
JICO	MB-1023		VA 333-009	U.S.
JICO	MB-1009		VA 333-008	U.S.
JICO	Brooch, earrings, belt buckle MB-1019		VA 330-405	U.S.
JICO	Buckle, sterling silver ZA- 521		VA 330-404	U.S.
JAG USA	COMPASS PRINT	6/28/1999	VAu000462535	U.S.
JAG USA	LAUREN SPRING 2000	6/28/1999	VAu000464638	U.S.

COPYRIGHT APPLICATIONS

		Application	Application
Name of Grantor	Copyright Application	Filing Date	Serial Number	Country
Foundation Design Assigned it to Jones Jeanswear Group, Inc.	“Grane” hummingbird design (application)	2/12/2009	Unknown	U.S.
Andrea Bevington assigned it to Jones Investment Co. Inc. (JICO is the copyright claimant)	“Be Free Poem” by Andrea Bevington (application)	3/20/2008	Unknown	U.S.

INTELLECTUAL PROPERTY LICENSES
Anne Klein
Collection XIIX, Ltd.
E. Gluck Corporation
Herman Kay, Inc.
Leg Resource, Inc.
Avant Garde Optics, LLC
Luxottica S.r.1
The Max Leather Group, Inc.
Nine West
Carole Hochman Designs, Inc.
E. Gluck Corporation
E.S. Originals, Inc. (All Day Air)
E.S. Originals, Inc. (Sears) License & Design Services Agreement
Fownes Brothers & Co.
G-III Apparel Group, Ltd.
J-3 Associates, LLC (Joel Fisher)
Microsoft Corporation (Nine West use in Project Gotham Racing video games) (royalty free)
Olivet International, Inc.
R&S Sales Company, Inc.
Royce Too, LLC
Safilo USA, Inc.
Stylemark, Inc.
The Max Leather Group
Energie
Sixty USA, Inc.
L.E.I.
S. Rothschild & Co.
Allure Eyewear
Ariela-Alpha International, LLC
SME Consolidated Ltd
Fortune Fashions
Gennco
Stylemark, Inc., Riviera Division
Steven Madden, Ltd
Gloria Vanderbilt
Carole Hochman Designs, Inc.
L’Oreal (as successor in interest to Cosmair — royalty-free and in perpetuity for Class 3)
Jones New York
Amerex Group, Inc.
Clio Jewellery, a division of Mainline Fashions, Inc.

Cipriani Accessories Inc.
Collection XIIX, Ltd
Essex Manufacturing, Inc.
G-III Apparel Group
Herman Kay, Inc.
Hudson Bay Company
Madison Maidens, Inc.
Marcraft Apparel Group
REM Optical Company
Randa Canada, Ltd.
Riviera Trading, Inc.
Utex Corporation
PVH/Superba/Insignia Neckwear, Inc.
Easy Spirit, Bandolino, Pappagallo and others
U.S. Shoe / Luxottica Group S.p.A. (royalty-free and in perpetuity for eyewear)
Pappagallo Retail License Arrangements
Alma Hall, Inc.
BBL Corp.
Dachei, Inc.
Kharrat / Candis
Kharrat Enterprises
Lemieur Inc.
Marm, Inc.
Nan-Lar, Inc.
Pappagallo of Minnesota
Ruth Ecklin
Sunfer, Inc.
Susan Crawford & Mary John Payne
Travelers End Inc.
Walstar, Inc.
International
Al Jammaz Group
Apparel FZCO
Apparel Sp. Z O.O.
Exclusive Brands International
F. & C. Lemonis S.A.
F.A. Al Hokair & Co.
Forus S.A.
Global Retail (Asia) Incorporated
GRI International Limited (Anne Klein)
GRI International Limited (Joan and David)
GRI International Limited (Nine West)
Industrias Piagui, S.A. De C.V. And West-Mex, S.A. De C.V.
Park Bravo Dis Ticaret A.S.
Piagui Commercial, S.A. De C.V.
Sherson Group Inc.
Store Specialists, Inc.
Sung Chang Interfashion Co, Ltd.

Takihyo Company, Ltd.
The House Of Busby Limited
Toray Industries, Inc.
Dockers
Levi Strauss & Co to Nine West Footwear Corporation (Boys’ Footwear)
Levi Strauss & Co to Nine West Footwear Corporation (Womens’ Footwear)
Givenchy
Givenchy Corporation to Victoria + Co Ltd.
Nine West by New Balance
New Balance Athletic Shoe, Inc. to Nine West Footwear Corporation
Outsole Technology Patent License
E.S. Originals, Inc. to Nine West Footwear Corporation
Capezio
Retail Brand Alliance to Nine West Footwear Corporation (royalty-free and in perpetuity for women’s footwear and retail stores for same)
The United States Shoe Corporation to Nine West Footwear Corporation (in perpetuity)
Rachel Roy
Rachel Roy IP Company, LLC to Jones Apparel Group USA, Inc.
Intercompany License Agreements [by arrangement only]
Jones Investment Co. Inc. w/Jones Apparel Group USA, Inc.
-Anne Klein marks
Jones Investment Co. Inc. w/Nine West Footwear Corporation
-Anne Klein marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
-Anne Klein marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
-Jones New York and Evan-Picone marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
-Moderate marks [Erika, Energie, Norton McNaughton]
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
-Gloria Vanderbilt marks
Jones Investment Co. Inc. w/Sun Apparel of Texas, Ltd. [transferred to Jones Apparel of Texas II, Ltd., and nka Jones Jeanswear Group]
-l.e.i. marks
Jones Canada, Inc. w/Jones Investment Co. Inc.
-Jones New York
Nine West Footwear Corporation w/Nine West Development Corporation

REAL PROPERTIES OWNED OR LEASED
BY EACH LOAN PARTY
1. PROPERTIES OWNED

ADDRESS
99 Motivation Drive	Lawrenceburg, TN
2350 W.O. Smith Street	Lawrenceburg, TN

     II. PROPERTIES LEASED

STORE NO.	LOCATION	ADDRESS			LANDLORD
		1441 Broadway, 11th Floor	New York, NY		Lechar Realty, LLC
	Vaughan head office	388 Applewood Crescent	Vaughan, Ontario	L4K 4B4	Zentil Property Management
	SDR	1880 Matheson Blvd East	Mississauga, Ontario	L4W 5N4
	Richardson Showroom	26 Richardson Street	Toronto, Ontario	M4T 2S3	Kintork (Ontario) Ltd.
	Montreal Showroom	555 Chabanel West 5th floor	Montreal, Quebec	H2N 2J2	Marcarko Ltd.
101	Cookstown	3311 Country Road 89 Unit B6-B9	Cookstown, Ontario	LOL lLO
103	St Jacobs	3311 Country Road 89 Unit B6-B9	Cookstown, Ontario	LOL lLO	Taurus Cookstown Partners Ltd.
104	Vaughan	80 St. Regis Crescent North	Downsview, Ontario	M3J lY9	Menkes Properties Inc.
105	Kingston	25 Benjamin Road Unit 38	Waterloo, Ontario	N2V 2G8	St. Jacobs Countryside Inc.
106	Windsor	388 Applewood Crescent	Vaughan, Ontario	L4K 4B4	Zentil Property Management Inc.
108	Winnipeg	1201 Division St.	Kingston, Ontario	K7K 6X4	KCAP Kingston Inc.
110	Sherway	1555 Talbot St.	Lasalle, Ontario	N9H 2N2	OP Trust Retail Inc.
113	Niagara Falls	2025 Corydeon Avenue	Winnipeg, Manitoba	R3P 0N5	Investors Group Trust Co. Ltd
115	Knowlton	25 The West Mall	Etobicoke, Ontario	M6C 1B8	Ontrea c/o Cadilaac Fairview
118	St Sauveur	7500 Lundy’s Lane Suite B2	Niagara Falls, Ontario	L2G 1G9	Lundy’s Lane Portfolio Inc.
119	Kingsway	4195 Dundas St. West	Etobicoke, Ontario	M8X 1Y4	1136974 Ontario Inc.
120	Burlington	3500 Fairview St. Unit 2	Burlington, Ontario	L7N 2R4	Landmark Shopping Centre Inc.
121	London	735 Wonderland Road, North	London, Ontario	N6H 4Ll	Dev- Lee Properties Ltd. c/o Morguard Real Estate
122	Pickering	1755 Pickering Parkway Unit 28	Pickering, Ontario	L1V 6K5	RRVP Operations Inc.
123	Richmond	110-7771 Alderbridge Way	Richmond, BC	V6X 2A4	Arnold Financial Corp.
124	Kirkland	3200 Jean Yves Street, Unit 3280	Kirkland, Quebec	H9J 2R6	Riotrin Properties ( Kirkland Inc. )
125	Kanata	The Queensway & Terry Fox Drive	Kanata, Ontario	K2T 1H8	Kanata Entertainment Holdings Inc.
126	London Crossroads	765 Exeter, Unit C6A	London, Ontario	N6E 3T1	Crossroad Shopping Centre
127	Newmarket	17725 Yonge St. North	Newmarket, Ontario	L3Y 7C1	Yonge Kingston Centre Inc.
128	Hudson JNY	3187 Harwood Blvd. Store A	Hudson- Vaudreuil, PQ	J7V 8P2	Promenades Hudson Inc.
129	Oakville	North Service Road	Oakville, Ontario	L6M 2S2	2725321 Canada Inc. c/o Bentall Retail Services
130	Lawrence Plaza	526 Lawrence Ave West Unit 16A	Toronto, Ontario	M6A 1A2	Lawrence Plaza Equities
131	Merivale Ottawa	1667 Merivale Road	Ottawa, Ontario	K2G 3K2	Rio- Can Real Estate
132	Orleans	2002 Mer Bleu Road Unit 10/11	Ottawa, Ontario	K4K 3T9	Innes Shopping Centres Ltd
133	Coquitlam	2748 Lougheed Highway	Port Coquitlam BC	V3B 6P2	WestLo Financial Corp.
134	Bolton Factory Outlet	196 Me Ewan Drive East	Bolton, ON	L7E 4E5	209050 Ontario Limited

STORE NO.	LOCATION	ADDRESS			LANDLORD
135	New Westminster Outlet	805 Boyd Street, Unit H110	New Westminster, BC	V3M 5X2	First Queensborogh Shopping Centre
136	Heartland	5875 Rodeo Drive	Mississauga, ON	L5R 4Cl	Orlando Corporation
137	Wellington — London	978-981 Wellington Road S	London, Ontario	N6E 3A9	Wellington Southdale Centre
138	Richmond Hill	10 John Bricahll Road A6, Unit 3	Richmond Hill, ON		Riotrin Properties
139	Trois Rivieres	4225 Boulevard Des Forges	Trois Rivieres, QC	G8Y lW2	Ivanhoe Cambridge II Inc.
140	Chatham	100 King Street West	Chatham, ON	N7M 6A9	Ivanhoe Cambridge II Inc.
141	Tecumseh	7650 Tecumseh Road East	Windsor, ON	N8T lE9	Ivanhoe Cambridge II Inc.
142	Kildonan	1555 Regent Avenue West	Winnipeg, Manitoba	R2C 4J2	Ivanhoe Cambridge II Inc.
302	Tique Granvill	2621 Granville St.	Vancouver, BC	V6H 2H2	Lai’s Enterprises Ltd.
303	Place Ste Foy	2452 Boulevard Laurier	Sainte-Foy, QC	GIV 2Ll	Ivanhoe Cambridge II Inc.
304	Brossard	2151 Boulevard Lapiniere	Brossard, QC	J4W 2T5	Ivanhoe Cambridge II Inc.
305	Guilford Centre	2695 Guilford Town Centre	Surrey, BC	V3R 7Cl	Ivanhoe Cambridge II Inc.
901	Ogilvy	1307 Rue St. Catherine O. 2nd Fl.	Montreal, PO	H3G IP7	Pyxis Real Estate Equities
		11 West 42nd Street, 22/B1	New York, NY		11 West 42nd, L.P. C/o Tishman Speyer Assoc.
		1412 Broadway, 4th FI	New York, NY		1412 Broadway, LLC C/o Murray Hill Properties, LLC
		148 West 37th Street, 2nd Fl	New York, NY		Fashions Associates C/o Adams & Company, LLC
		2600 Network Blvd, Unit 260	Frisco, TX		Hall 2600 Network Associates
		1412 Broadway, 5th & 6th Floors	New York, NY		1412 Broadway, LLC C/o Murray Hill Properties, LLC
		1411 Broadway	New York, NY	310	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	320	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	355	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	357	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	370	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	375	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1505	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1510	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1520	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1606	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1620	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1700	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1715	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1720	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1800	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1820	Trizechahn-Swig, LLC

STORE NO.	LOCATION	ADDRESS			LANDLORD
		1411 Broadway	New York, NY	1830	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1850	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1865	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1900	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2000	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2100	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2200	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2210	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2220	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2230	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2320	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2330	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2700	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	2710	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	3210	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	3215	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	3400	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	3700	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	3900	Trizechahn-Swig, LLC
		1411 Broadway	New York, NY	1510A	Trizechahn-Swig, LLC
		240 East 39th Street	New York, NY	17G	Glenwood Management Assoc.
		525 Seventh Avenue	New York, NY	6th Floor & 1509	525 Delaware, LLC
		525 Seventh Avenue	New York, NY	11th Floor	525 Delaware, LLC
		10 New Road	East Providence, RI		Ten New Road, LLC
		11891 Alameda Avenue	EI Paso, TX		Five Star Holding
		11891-B Alameda Avenue	E1 Paso, TX		Five Star Holding
		1245 Forest Parkway	West Deptford, NJ		Multi-Employer Property Trust
		1250 Forest Parkway	West Deptford, NJ		New York Life Insurance Company
		170 Butts Street	South Hill, VA		JA South Hill Portfolio, L.P.
		(i) 1020 North Point Blvd	Hanahan, SC	Entire Bldg	North Point Park, LLC
		(ii) 1441 Broadway	New York, NY	9th Floor	Lechar Realty, LLC
		(iii) 7410 Magi Road	Hanahan, SC	Entire Bldg	Monmouth Real Estate Investment Corp.
		(iv) 7410 Magi Road	Hanahan, SC	10th Floor	Lechar Realty, LLC
		(v) 7410 Magi Road	Hanahan, SC	2701/2702	Lechar Realty, LLC
		(vi) 498 Seventh Avenue	New York, NY	9th & 10th Floor	Mass Mutual Financial Grp
		1007 Orange Street	Wilmington, DE	225	BPG Office Partners VIII, LLC
		(ii) 180 Rittenhouse Circle	Bristol, PA	Entire Bldg	Inland Continental Property Mgmt

STORE NO.	LOCATION	ADDRESS			LANDLORD
		(iii) 200 Rittenhouse Circle	Bristol, PA	1,3,4 East	Whitesell Enterprises
		(iv) 200 Rittenhouse Circle	Bristol, PA	1,2,3,7 North	Whitesell Enterprises
		(v) 200 Rittenhouse Circle	Bristol, PA	4,5,6 North	Whitesell Enterprises
		(vi) 200 Rittenhouse Circle	Bristol, PA	5 East	Whitesell Enterprises
		(vii) 200 Rittenhouse Circle	Bristol, PA	6,7,8 West	Whitesell Enterprises
		(viii) 200 Rittenhouse Circle	Bristol, PA	7 East	Whitesell Enterprises
		(ix) 200 Rittenhouse Circle	Bristol, PA	8 North	Whitesell Enterprises
2726	Watermark Place	4500 Katie’s Way	Bessemer	Space 645
6755	Factory Stores of America-Boaz	200 Lackey Street	Boaz, AL
6975	Tanger Center - Boaz	214 S McClesky Sp 117	Boaz, AL
0671	Tanger Outlet - Foley	2601 S. McKenzie Street	Foley, AL
1543	Tanger Center- Foley	2601 S. Mackenzie Street	Foley, AL
0520	Tanger Outlet Center - Foley	2601 S. McKenzie Street	Foley, AL
0708	Tanger Outlet - Foley	2601 S. McKenzie St.	Foley, AL	Suite C-3
2551	Tanger Outlet - Foley	2601 S. McKenzie St. L5	Foley, AL
2103	Riverchase Galleria	2000 Riverchase Galleria	Hoover, AL	Space #105
2824	Festival Center	3726 Airport Blvd	Mobile, AL	Space 103
7515	Pinnacle Hills Promenade	2203 S. Promenade Blvd.	Rogers, AR	Space 3117
6753	Vanity Fair	2050 S. Roslyn Place	Mesa, AZ
6959	Outlets at Anthem	4250 W. Anthem Way	Phoenix, AZ
6260	U-HAUL INTERNATIONAL	PO BOX 52021	Phoenix, AZ
2591	Outlets at Anthem	4250 W. Honda Bow Road	Phoenix, AZ	Space 525
7018	Scottsdale Fashion Square	7014-1028 E. Camelback Road	Scottsdale, AZ
2829	Scottsdale Fiesta Cntr	10220A 90th Street	Scottsdale, AZ
0365	Oak Creek Factory Outlets	6601 S. Highway #179	Sedona, AZ
2707	Oak Creek Factory Outlets	6645 S. Highway #179	Sedona, AZ	Suite C-2
2666	Arizona Mills	Arizona Mills	Tempe, AZ	Space # 346
2836	Alameda Town Center	2219-A Southshore Center	ALAMEDA,CA	Space 225
0414	Viejas Outlet Center	5003 Willows Road, Suite 105	Alpine, CA
2679	Viejas Outlet Center	5001 Willows Road	Alpine, CA	Space B102
1236	Westfield-Santa Anita	400 S. Baldwin Avenue	Arcadia, CA	Suite 227-U, Space
F-7
6225	Santa Anita Fashion Park	400 S. Baldwin Ave. #368	Arcadia, CA
7354	Santa Anita Fashion Park	400 S. Baldwin Avenue	Arcadia, CA	Suite #211
2715	Tanger Center - Barstow	2796 Tanger Outlet	Barstow, CA	Suite 203

STORE NO.	LOCATION	ADDRESS			LANDLORD
7467	Nine West	311 North Beverly Drive	Beverly Hills, CA
0605	Desert Hills Premium Outlets	48650 Seminole Drive	Cabazon, CA	Suite F 170
1637	Desert Hills Premium Outlets	48650 Seminole Drive	Cabazon, CA
0031	Desert Hills Premium Outlets	48400 Seminole Drive	Cabazon, CA
0758	Desert Hill Factory Store	48400 Seminole Drive	Cabazon, CA	Suite D 428
2549	Desert Hills Factory Stores	48400 Seminole Drive	Cabazon, CA	Space D-424
0663	Camarillo Premium Outlets	850 Ventura Blvd., Suite 732	Camarillo, CA
6991	Camarillo Premium Outlets	910 Camarillo Center Drive	Camarillo, CA	Suite 806
0447	Camarillo Premium Outlets	990 Camarillo Center Drive, Su	Camarillo, CA
0726	Camarillo Premium Outlets	910 Camarillo Center Drive	Camarillo, CA	Suite 824
2557	Camarillo Premium Outlets	740 E. Ventura Blvd.	Camarillo, CA	Suite 146
7503	Westfield Topanga Owner	6600 Topanga Cyn. Blvd	Canoga Park, CA
0681	Carlsbad Premium Outlet	5620 Paseo Del Norte	Carlsbad, CA	Space 116C
0468	Carlsbad Company Stores	5610 Paseo Del Norte,	Carlsbad, CA	Space 108 B
0755	Carlsbad Company Stores	5600 Paseo Del Norte	Carlsbad, CA	Space 128 B
2672	Carlsbad Premium Outlets	5630 Paseo Del Norte	Carlsbad, CA	Space D122
7386	Los Cerritos Center	203 Los Cerritos Center Los Ce	Cerritos, CA
0660	Citadel Outlets Shopping Ctr	100 Citadel Drive	Commerce, CA	Building 10B
0516	The Citadel	100 Citadel Drive	Commerce, CA
2712	Citadel Outlet	100 Citadel Drive	Commerce, CA	Suite 160
1257	The Promenade at Dos Lagos	2795 Cabot Drive	Corona, CA	Ste 6-120
7022	South Coast Plaza	3333 Bristol Street	Costa Mesa, CA	Space 1849
6154	Westfield Shoppingtown North C	200 E. Via Rancho Pkwy.	Escondido, CA
7506	Westfield North County	200 E. Via Rancho Parkway	Escondido, CA	Space 325
0741	Folsom Premium Outlets	13000 Folsom Blvd.	Folsom, CA	Suite 1005
2516	Folsom Premium Outlets	1300 Folsom Blvd.	Folsom, CA	Space 805
0661	Gilroy Premium Outlets	8300 Arroyo Circle	Gilroy, CA
6967	Gilroy Premium Outlets	68140 Leavesley Road	Gilroy, CA
0338	Gilroy Premium Outlets	8325-34 Arroyo Circle	Gilroy, CA
0020	Gilroy Premium Outlets	8325-36 Arroyo Circle	Gilroy, CA	Space 36
0721	Gilroy Premium Outlets	8375-50 Arroyo Circle	Gilroy, CA	Space 53
2509	Gilroy Premium Outlets	8325-40 Arroyo Circle	Gilroy, CA	Space 40
6170	Glendale Galleria	2181 Glendale Galleria	Glendale, CA
7111	Glendale Galleria	1126 Glendale Galleria	Glendale, CA
7518	Five Point Plaza	Space 188567	Huntington Beach, CA	18567 Main Street

STORE NO.	LOCATION	ADDRESS			LANDLORD
1246	Irvine Spectrum Center	The Paseo Shops	Irvine, CA	99 Fortune Drive Space 719
7114	University Town Center	4465 Lajolla Village Dr.	La Jolla, CA
0712	Lake Elsinore Outlet Center	17600 Collier Ave	Lake Elsinore, CA	Suite C128
1134	Westfield- Century City	10250 Santa Monica Blvd	Los Angeles, CA	Space 1040
6339	Westside Pavilion	10800 West Pico Blvd.	Los Angeles, CA
0037	Craig Realty Group Hillsboro	Dept. 9879	Los Angeles, CA	Space # A004
0714	CRAIG REALTY GROUP HILLSBORO	Dept. 9879	Los Angeles, CA	Space #154
6011	Beverly Center	8500 Beverly Blvd. Sp 767	Los Angeles, CA
7119	Westside Pavilion	10800 West Pico Blvd.	Los Angeles, CA	Space# 132
7461	Hollywood and Highland	6834 Hollywood Blvd #111	Los Angeles, CA
2511	Craig Realty Group-Hillsboro	DEPT. 9879-44	Los Angeles, CA
2784	Monterey Park Atlantic Square	2126 South Atlantic Blvd	Los Angeles, CA	SPACE 2126
2815	Vermont and Wilshire	3143 Wilshire Blvd	Los Angeles, CA
2839	Plaza Mexico	11215 Long Beach Blvd	Lynwood, CA	Ste 1001-1005
2618	The Great Mall	232 Great Mall Drive	Milipitas, CA
0662	Great Mall of the Bay Area	520 Great Mall Drive	Milpitas, CA
6167	Montclair Plaza	5066 Montclair Plaza Lane	Montclair, CA
2018	Montebello Town Center	2071 Montebello Town Ctr	Montebello, CA
0245	Napa Premium Outlets	629 Factory Stosres Drive	Napa, CA
2607	Napa Premium Outlets	835 Factory Stores Drive	Napa, CA
0728	Ontario Mills	1 Mills Circle	Ontario, CA	Suite 627
2628	Ontario Mills	1 Mills Circle	Ontario, CA	Space #832
2704	American Tin Cannery	125 Ocean View Blvd	Pacific Grove, CA	Space 112
7202	Stanford Shopping Center	185 Stanford Shopping Center	Palo Alto, CA
0467	Petaluma Village Premium Outle	2200 Petaluma Blvd., North 210	Petaluma, CA
2566	Petaluma Village Premium Outle	2200 Petaluma Boulevard North	Petaluma, CA	Space B200
1008	Prime Outlets at Pismo Beach	333 Five Cities Drive	Pismo Beach, CA
0237	Prime Outlets - Pismo Beach	333 Five Cities Drive., #104	Pismo Beach, CA
2613	Prime Outlets - Pismo Beach	333 Five Cities Drive	Pismo Beach, CA	Ste#l14
1213	Galleria at South Bay	1815 South Hawthorne Blvd	Redondo Beach, CA
6022	Galleria at South Bay	1815 Hawthorne Blvd.	Redondo Beach, CA	Suite 230
7209	Downtown Plaza	545 Downtown Plaza #2023	Sacramento, CA

STORE NO.	LOCATION	ADDRESS			LANDLORD
2794	The Shops At Tanforan	1150 El Camino Real	San Bruno, CA	Space 165
0674	Shops at Las Americas	4155 Camino de la Plaza	San Diego, CA
2029	Horton Plaza	273 Horton Plaza	San Diego, CA
2767	Shops at Las Americas	4155 Camino de la Plaza	San Diego, CA	Space #434
1136	San Francisco Shopping Center	865 Market Street	San Francisco, CA	Space 138
1207	Embarcadero Center	One Embarcadero Ctr.	San Francisco, CA
1208	San Francisco Center	865 Market Street	San Francisco, CA	Space #139
1208	San Francisco Center	865 Market Street	San Francisco, CA	Space #139
6171	Embarcadero Center	2 Embarcadero Center	San Francisco, CA
4005	Stonestown Galleria	3251 20th Avenue	San Francisco, CA
7103	Embarcadero Center	4 Embarcadero Center	San Francisco, CA
7122	San Francisco Center	865 Market Street	San Francisco, CA	#306
7333	Nine West	250 Stockton Street	San Francisco, CA
7345	Nine West	2086 Union Street	San Francisco, CA
2567	Marina Square	1251 Marina Blvd.	San Leandro, CA
7200	Hillsdale Mall	228 Hillsdale Mall #2360	San Mateo, CA
2586	San Ysidro Village	4464 Camino de la Plaza	San Ysidro, CA	Suite D-6
7108	Paseo Nueva Mall	201 Paseo Nuevo	Santa Barbara, CA
7108	Paseo Nueva Mall	201 Paseo Nuevo	Santa Barbara, CA
2110	Valley Fair	2855 Stevens Creek Boulevard	Santa Clara, CA
5002	Sherman Oaks Fashion Square	14006 Riverside Drive	Sherman Oaks, CA
7494	Simi Valley Mall	1555 Simi Valley Town Center	Simi Valley, CA
2783	Factory Stores at teh Y	2024 S Lake Tahoe Blvd.	South Lake Tahoe, CA	Space 16
0464	St. Helena Premium Outlets	3111 N. St. Helena Highway,	St. Helena, CA	Space 3A
0557	Horizon Outlet Center	1435 Retherford Street	Tulare, CA	Space D-125
2729	Horizon Outlet Center	1525 Retherford Street	Tulare, CA	Space #C045
0693	Vacaville Premium Outlets	344 Nut Tree Road	Vacaville, CA	Space #274
6962	Vacaville Premium Outlets	311 Nut Tree Road Ste #F	Vacaville, CA
0475	Vacaville Premium Outlets	344 Nut Tree Road	Vacaville, CA
2520	Vacaville Premium Outlets	331 Nut Tree Road	Vacaville, CA	Ste #D
7435	Valencia Town Center	24250 Town Ctr. Drive #130	Valencia, CA
2526	Castle Rock Factory Shops	5050 Factory Shops Blvd.	Castle Rock, CO
6255	Cherry Creek Mall	3000 East First Ave.	Denver, CO	Space #223
6012	Cherry Creek Mall	3000 East First Ave. #191	Denver, CO

STORE NO.	LOCATION	ADDRESS			LANDLORD
0523	Colorado Mills	14500 W. Colfax Avenue	Lakewood, CO	Space 242
2727	Colorado Mills	14500 W. Colfax Avenue	Lakewood, CO	Space #265
0659	Silverthorne Factory Stores	227-R Blue River Parkway	Silverthorne, CO
0030	Silverthorne Factory Store	167-B Wildernest Road #28	Silverthorne, CO	PO Box 2010
0827	Silverthorne Factory Outlet	167-D Wildernest Road	Silverthorne, CO	PO Box 2012
2522	Silverthorne Factory Stores	246-B Rainbow Drive	Silverthorne, CO	Space #63
7475	The Shoppes at Farmington	110 Albany Turnpike Suite # 31	Canton, CT
0607	Clinton Crossing Premium Outle	20 Killingworth Turnpike	Clinton, CT	Suite232
1618	Clinton Premium Outlets	20 Killingworth Trunpike	Clinton, CT	Space #254
0312	Clinton Crossing Premium Outle	20 Killingworth Turnpike, # 34	Clinton, CT
0723	Clinton Crossing Premium Outle	20 Killingworth Turnpike	Clinton, CT	Space 125
2705	Clinton Crossing	20 Killingworth Turnpike	Clinton, CT
2101	Danbury Fair Mall	7 Backus Ave	Danbury, CT
2843	Black Rock Turnpike Mall	Sun Realty Assoc. LLC	Fairfield, CT	2181 Black Rock Turnpike
6104	Westfarms Mall	500 West Farms Mall	Farmington, CT
6006	Westfarms Mall	508 Westfarms Mall	Farmington, CT
2658	Hamden Mart	2300 Dixwell Ave.	Hamden, CT
1237	Westfield Shoppingtown-Ct	1201 Boston Post Road	Milford, CT	Space 2441
0510	Jones New York	517 Westport Avenue	Norwalk, CT
2751	Nine West Outlet	517 Westport Avenue	Norwalk, CT
2753	Nine West Outlet	507 Boston Post Road	Orange, CT
0101	Stamford Towne Center	100 Greyrock Place	Stamford, CT
2758	Ridgeway Shopping Center	2341 Summer Street	Stamford, CT
7490	Westfield Shoppingtown Trumbul	5065 Main Street	Trumbull, CT
1264	Crystal Mall	850 Hartford Turnpike	Waterford, CT	Space H120
6969	Westbrook Factory	314 Flat Rock Rd.	Westbrook, CT
2619	Westbrook Factory	314 Flat Rock Pl.	Westbrook, CT
7343	Nine West	1227 Wisconsin Avenue	Georgetown, DC
1238	National Press Building	529 14th Street NW	Washington, DC
1239	Union Station	50 Massachusetts Ave	Washington, DC	Space 208
1255	1329 Wisconsin Ave	Bandolino	Washington, DC	1329 Wisconsin Ave

STORE NO.	LOCATION	ADDRESS			LANDLORD
7527	1029 Connecticut Ave	1150 Connectut Ave	Washington, DC	Suite 801
3211	Union Station	529 Mass. Ave	Washington, DC
0667	Tanger Center - Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach, DE
6776	Tanger Outlet - Rehoboth Beach	36706 Bayside Outlet Drive	Rehoboth Beach, DE
0284	Tanger Outlet - Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach, DE	Suite 109
2515	Tanger Outlet - Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach, DE	Suite 110
2578	Vero Fashion Outlets, LLC	9551 East Bay Harbor Drive	Bay Harbor, FL
6380	Town Center at Boca Raton	6000 Glades Road	Boca Raton, FL
2129	Town Center at Boca Raton	409 Boca Town Center	Boca Raton, FL
2129	Town Center at Boca Raton	409 Boca Town Center	Boca Raton, FL
7500	Mizner Park	1337 Plaza Real	Boca Raton, FL	Space 1337
6110	Boynton Beach Mall	801 N Congress Ave.	Boynton Beach, FL
2789	Catalina Centre	1713-15 N. Congress Avenue	Boynton Beach, FL	Space C-6/7
6157	Westfield Shoppingtown Brandon	315 Westfield Shoppingtown Bra	Brandon, FL
0537	Pine Island Marketplace	523 SW Pine Island Road	Cape Coral, FL
2832	Clearwater Mall	2979 Gulf to Bay Blvd	Clearwater, FL
1270	Coral Square Mall	9097 West Atlantic Blvd	Coral Springs, FL
6286	Coral Square Mall	9493 West Atlantic Blvd.	Coral Springs, FL
7339	Coral Square Mall	9367 West Atlantic Blvd	Coral Springs, FL
7339	Coral Square Mall	9367 West Atlantic Blvd	Coral Springs, FL
2806	Bellair Plaza Shopping Center	2561 North Atlantic Ave	Daytona Beach, FL
6992	Silver Sands Factory Outlet	10746 Emerald Coast Pkwy	Destin, FL
0066	Silver Sands Factory Outlet	10406 W. Emerald Coas Parkway	Destin, FL
0751	Silver Sands Factory Outlet	10746 Emerald Coast Pkwy.	Destin, FL
2610	Silver Sands Factory Outlet	10676 Emerald Coast Pkwy	Destin, FL
6868	Prime Outlets - Ellenton	5439 Factory Shops Blvd.	Ellenton, FL
0040	Prime Outlets - Ellenton	5613 Factory Shops Blvd., #415	Ellenton, FL
0706	Prime Outlets - Ellenton	5591 Factory Shops Blvd.	Ellenton, FL
2688	Prime Outlets - Ellenton	5571 Factory Shops Blvd #290	Ellenton, FL
1533	Miromar Outlets	10801 Cork Screw Rd. Suite 134	Estero, FL
0511	Miromar Outlets	10801 Corkscrew Road	Estero, FL

STORE NO.	LOCATION	ADDRESS			LANDLORD
0838	Miromar Outlets	10801 Corkscrew Road	Estero, FL	Suite #128
7520	Coconut Point	Space N-03	Estero, FL	23191 Fashion Dr Ste 103
2760	Miromar Outlets	10801 Corkscrew Road	Estero, FL
2590	Prime Outlets - Florida City	200 E. Palm Drive	Florida City, FL
1643	Coral Ridge Mall	3200 N. Federal Highway	Ft. Lauderdale, FL	Space 408
7408	The Galleria Mall	2586 E Sunrise Blvd.	Ft. Lauderdale, FL
1011	Tanger Center - Sanibel	20350 Summerline Road	Ft. Meyers, FL	Space #3125
2749	Tanger Center - Sanibel	20350 Summerline Rd.	Ft. Meyers, FL
0295	Tanger Center - Sanibel	20350 Summerline Rd., #1112	Ft. Myers, FL
2788	Coral Ridge Mall	3200 N. Federal Highway	Ft.Lauderale, FL	Space 603
6808	Factory Stores of America - Graceville	950 Prim Avenue	Graceville, FL
2798	Oakwood Plaza	3721 Oakwood Blvd	Hollywood, FL
1227	The Avenues	10300 Southside Blvd.	Jacksonville, FL	Suite #2550
7407	The Avenues	10300 Southside Blvd.	Jacksonville, FL	Room No: 2630
7407	The Avenues	10300 Southside Blvd.	Jacksonville, FL	Room No: 2630
2659	Jacksonville Landing	2 Independent Drive	Jacksonville, FL	Suite 1035
2817	Oakleaf Plantation	9640 Crosshill Blvd	Jacksonville, FL	Space 104 A
2807	South Beach Regional Center	3852 South Third St.	Jacksonville Beach, FL
1273	Treasure Coast Square	3194 NW Federal Highway	Jensen Beach, FL	Space 3194
2803	Kendall Town and Country Ctr	8630 Mills Drive	Kendall, FL
2819	518 Duval Street	First State Bank	Key West, FL	1201 Simonton Street
2825	Merchants Walk	3615 S. Florida Ave	Lakeland, FL	Space 910
2802	Largo Mall Shopping Center	10500 Ulmerton Road	Largo, FL	Suite 278
0042	Prime Outlets - Naples	6060 Collier Blvd.,	Marco Island, FL	Space 76
1283	The Falls	8888 SW 136 ST	Miami, FL	SP #220
7340	Miami Int Mall - Storage	1455 Northwest 107th Avenue	Miami, FL
7340	Miami Int Mall - Storage	1455 Northwest 107th Avenue	Miami, FL
7395	Nine West	673 Collins Ave.	Miami, FL
7446	Dadeland Mall	7539 North Kendall Drive	Miami, FL
2742	Dolphin Mall	11401 NW 12th Street	Miami, FL	Space #128
7481	Falls Shopping Center Storage	8888 SW 136 ST	Miami, FL

STORE NO.	LOCATION	ADDRESS			LANDLORD
7481	Falls Shopping Center Storage	8888 SW 136th Street	Miami, FL
6360	Aventura Mall	19575 Biscayne Blvd.	N. Miami Beach, FL	Space #1503
2128	Aventura Mall	19575 Biscayne Blvd	N. Miami Beach, FL	Sp #305
7462	Coastland Center	1900 9th Street North	Naples, FL
0609	Orlando Premium Outlets	8200 Vineland Ave.	Orlando, FL	Suite315
1626	Lake Buena Vista Factory Store	15749 S. Apopka Vineland Road	Orlando, FL	Unit J-5
1626	Lake Buena Vista Factory Store	15749 S. Apopka Vineland Road	Orlando, FL	Unit J-5
6847	Prime Outlets - Orlando	4949 N. Intl Drive. Suite 125	Orlando, FL
6386	Florida Mall	8001 South Orange Blossom Trail	Orlando, FL	Space 1280 B
0521	Festival Bay	5250 International Drive	Orlando, FL
0471	Orlando Premium Outlets	8200 Vineland Ave., Suite 707	Orlando, FL
0538	Prime Outlets- Orlando	4953 International Drive	Orlando, FL	Suite 2A-06
0734	Prime Outlets	5401 West Oakridge Road	Orlando, FL	Mall 1 Suite 12
0799	Lake Buena Vista Factory Store	15779 S Apopha Vineland Road	Orlando, FL	Building #L1A
0826	Festival Bay	5250 International Drive	Orlando, FL
2106	Florida Mall	8001 South Orange Blossom Trai	Orlando, FL
7351	Orlando Fashion Sq. Mall	3321 E. Colonial Drive	Orlando, FL	Space D-28
7454	Mall of Millennia	4200 Conroy Road	Orlando, FL	Suite 231
2609	Orlando Design Center	5265 N. International Drive	Orlando, FL
2650	Lake Buena Vista Factory Stores	15753 S. Apoka Vineland Road	Orlando, FL
2759	Orlando Premium Outlet	8200 Vineland Avenue	Orlando, FL
2782	Festival Bay	5250 International Drive	Orlando, FL
2810	Waterford Lakes Town Center	Space S-03	Orlando, FL	705 N. Alafaya Trail
4002	The Gardens	3101 PGA Blvd	Palm Beach Gardens, FL	Space P239
2781	Panama City Mall	2196 N.Cove Blvd.	Panama City, FL	Space 2196
0543	Shops at Pembroke Gardens	317 SW 145TH Terrace	Pembroke Gardens, FL	Space 3040
1230	Pembroke Lakes Mall	11401 Pines Boulevard	Pembroke Pines, FL
6239	Pembroke Lakes Mall	11401 Pines Blvd.	Pembroke Pines, FL
7385	Pembroke Lakes Mall	11401 Pines Blvd.	Pembroke Pines, FL	Space 852

STORE NO.	LOCATION	ADDRESS			LANDLORD
1241	Broward Mall	8000 W Broward Boulevard	Plantation, FL	Space 630
6371	Broward Mall	8000 W Broward Boulevard	Plantation, FL	Space 517
4014	Broward Mall	8000 Broward Mall	Plantation, FL
1003	St. Augstine Premium Outlets	2700 State Road 16	St. Augustine, FL	Suite 107A
6986	St. Augustine Factory Outlets	500 Belz Factory Outlet Mall	St. Augustine, FL	Suite 55
6719	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine, FL
0421	St. Augustine Factory Outlets	500 Belz Factory Outlet Mall,	St. Augustine, FL
0745	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine, FL	Suite 907
2661	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine, FL	Suite 804
1272	Tyrone Square Mall	6885 Tyrone Square	St. Petersburg, FL	Space 612
0680	Sawgrass Mills	12801 W Sunrise Blvd	Sunrise, FL	Space 1033
0707	Sawgrass Mills Center	12801W. Sunrise Blvd.	Sunrise, FL	Suite 424
2502	Sawgrass Mills	12801 W. Sunrise Blvd	Sunrise, FL	Suite 435
6347	Citrus Park Town Center	7910 Citrus Park Town Center	Tampa, FL
6387	Westshore Plaza	257 Westshore Plaza	Tampa, FL	Space C-016
7329	West Shore Plaza	309 West Shore Plaza	Tampa, FL
7442	Citrus Park Town Center	7949-C Citrus Park Town Center	Tampa, FL	Space 460
2823	Carrollwood Commons	15140 N. Dale Mabry Hwy	Tampa, FL	Space B6
6374	The Villages At Lake Sumter	1085 Canal Street	The Village, FL	Space 1085
6978	Vero Fashion Outlets LLC	9551 East Bay Harbor Drive	Vero Beach, FL
0232	Outlets at Vero Beach	1794 94th Drive	Vero Beach, FL	Suite A120
0725	The Outlets at Vero Beach	1846 94th Drive	Vero Beach, FL	Suite B150
7497	The City Place	700 S ROSEMARY AVE	W. Palm Beach, FL	SUITE 134, SPACE B-14
7473	The Mall at Wellington Green	10300 W. Forest Hill Blvd.	Wellington, FL
2805	Winter Garden Village	3251 Daniels Road	Winter Garden, FL	Space W-124
0533	Winter Garden Village	3239 Daniels Road	Winter Gardens, FL	Space 102
2032	Cumberland Mall	1362 Cumberland Mall	Atlanta, GA
2124	Lenox Square	3393 Peachtree Rd.	Atlanta, GA
2124	Lenox Square	3393 Peachtree Rd.	Atlanta, GA
3010	Perimeter Mall	4400 Ashford Dunwoody Rd.	Atlanta, GA
7498	Atlantic Station	230 18th Street	Atlanta, GA	Building 11, Space 11115
7511	Augusta Mall	3450 Wrightsboro Road	Augusta, GA	Space 2090

STORE NO.	LOCATION	ADDRESS			LANDLORD
7516	Mall of Georgia	Space 1039A	Buford, GA	3333 Budford Drive
6989	Prime Outlets - Calhoun	455 Belwood Rd.	Calhoun, GA	Ste 18
0068	Prime Outlets - Calhoun	455 Belwood Rd., Suite 24	Calhoun, GA
6964	Tanger Center - Commerce	800 Tanger Drive Suite 601	Commerce, GA
0739	Tanger Center - Commerce	800 Steven B. Tanger Blvd.	Commerce, GA	Suite 708
2623	Tanger Center - Commerce	800 Tanger Drive	Commerce, GA	Suite 102
0675	N. Georgia Premium Outlets	800 Highway 400 South	Dawsonville, GA
6993	N. Georgia Premium Outlets	800 Highway 400 S.	Dawsonville, GA	#365
0309	N. Georgia Premium Outlets	800 Highway 400 S., # 425	Dawsonville, GA
0719	N. Georgia Premium Outlets	800 Highway 400 S #260	Dawsonville, GA
2651	N. Georgia Premium Outlets	800 Hwy 400 S.	Dawsonville, GA	#340
0766	Outlet Center at Boaz	300 Longvue Court	Johns Creek, GA
2107	Cobb Center	400 W. Barrett Parkway	Kennesaw, GA	Sp#219
0765	Discover Mills	5900 Sugarloaf Parkway	Lawrenceville, GA	Suite 250
2719	Discover Mills	5900 Sugarloaf Parkway SP #272	Lawrenceville, GA
1619	Tanger Center - Locust Grove	1000 Tanger Drive	Locust Grove, GA
0548	Tanger Outlets - Locust Grove	1000 Tanger Drive	Locust Grove, GA	Space 55
0760	Tanger Center - Locust Grove	1000 Tanger Drive	Locust Grove, GA	Suite 506
2599	Tanger Center - Locust Grove	1000 Tanger Drive	Locust Grove, GA	Suite 222
2031	Oglethorpe Mall	7804 Abercorn Extension Pkwy.#	Savannah, GA
0651	Guam Factory Outlet	199 Chalan San Aontonio Road	Tamuning, GU	Space 107
2676	Guam Premier Outlets	199 Charlan San Antonio Road	Tamuning, Guam
7350	Ala Moana Center	1450 Ala Moana Blvd.	Honolulu, HI	Sp2015.
7350	Ala Moana Center	1450 Ala Moana Blvd.	Honolulu, HI	Sp2015.
7471	Hyatt Regency Waikiki	2424 Kalakaua Avenue	Honolulu, HI	Space 112 1st Fl
7512	Kahala Mall	4211 Waialae Avenue	Honolulu, HI
0608	Waikele Premium Outlets	94798 Lumiaina St.	Waikele, HI	Suite 404
2626	Waikele Premium Outlets	94-796 Lumiaina St.	Waipahu, HI	Ste 313
6761	Factory Stores of America - Story City	324 Factory Outlet Drive	Story City, IA
1005	Chicago Premium Outlets	1650 Premium Outlets	Aurora, IL	Space 225
1604	Chicago Premium Outlets	1650 Premium Outlets Blvd.	Aurora, IL	Space #1225
0499	Chicago Premium Outlets	1650 Premium Outlets Boulevard	Aurora, IL
0796	Chicago Premium Outlets	1650 Premium Outlets Blvd.	Aurora, IL	Space #1237
2724	Chicago Premium Outlets	1650 Premium Outlets Blvd.	Aurora, IL	Space #1273

STORE NO.	LOCATION	ADDRESS			LANDLORD
2121	River Oaks Center	96 River Oak Center	Calumet City, IL
0527	Riverpoint Shopping Center	1730 West Fullerton Ave	Chicago, IL	Space 9/10
0701	Washington Street	35 E. Washington Street	Chicago, IL
7448	Water Tower Mall	845 N. Michigan Avenue	Chicago, IL	Space 211
7464	Nine West	701 N. Michigan Avenue	Chicago, IL
7470	Clark Street	111 West Monroe	Chicago, IL
7510	Clybourn Galleria	1845 N. Clybourn	Chicago, IL
2560	Nine West	2739 North Clark Street	Chicago, IL
2697	Nine West Outlet	2058 N. Halsted Street	Chicago, IL
2506	Gurnee Mills	6170 W. Grand Ave.	Gurnee, IL	Space # 769
2622	Prime Outlets - Huntley	11800 Factory Shops Blvd	Huntly, IL	Space 830
1252	Yorktown Shopping Center	157-F Yorktown Shopping Center	Lombard, IL	Space 157-F
2837	The Brickyard	2901 Butterfied Road	Oak Brook, IL
7008	Oakbrook Shopping Center	100 Oakbrook Center	Oak Brook, IL	Space 401
0560	Woodgrove Festival	CE Region	Rosemont, IL	10600 West Higgins Suite 408
5001	Woodfield Mall	Gold Road at Route 53	Schaumburg, IL
2125	Old Orchard Shopping Center	28 Old Orchard Center	Skokie, IL	Space E28
2104	Vernon Hills	311 Hawthorne Ctr	Vernon Hills, IL
6768	Factory Stores Of America	1000 Fact. Outlet Drive	West Frankfort, IL	#102
1279	College Mall	2894 E. 3rd Street	Bloomington, IN	Space G06
0694	Edinburgh Premium Outlets	11885 NE Executive Drive	Edinburgh, IN	Space #H-60
6953	Edinburgh Premium Outlet	3175 Outlet Dr	Edinburgh, IN
0482	Edinburgh Premium Outlet	3070 Outlet Drive, Store #F100	Edinburgh, IN
0720	Edinburgh Premium Outlet	11691 NE Executive Drive	Edinburgh, IN
2671	Edinburgh Premium Outlet	3145 Outlet Dr	Edinburgh, IN
0212	Prime Outlets - Fremont	6245 No. Old 27,	Freemont, IN	Space A-20
7304	Fashion Mall at Keystone Cross	8702 Keystone Crossing	Indianapolis, IN	Space 152
7311	Circle Center Mall	49 West Maryland Street	Indianapolis, IN	Space E-17
0654	Lighthouse Place Premium Outle	417 Lighthouse Place Premium O	Michigan City, IN
6739	Lighthouse Place Premium Outle	417 Lighthouse Place	Michigan City, IN
0035	Lighthouse Place Prem. Outlets	711 Lighthouse Place	Michigan City, IN
0735	Lighthouse Place Premium	1660 Lighthouse Place	Michigan City, IN	Suite 1660

STORE NO.	LOCATION	ADDRESS			LANDLORD
Outle
2536	Lighthouse Place Premium Outlt	1004 Lighthouse Place	Michigan City, IN	Space #1004
6758	VF Factory Stores of America	2529 Highway 227	Carrollton, KY
6782	Hanson Outlet Mall	100 Factory Outlet Dr	Hanson, KY
7121	Mall St. Matthews	5000 Shelbyville Road	Louisville, KY
6752	Factory Stores of America	700 Outlet Drive	Arcadia, LA
1285	Mall of Louisiana	Space 1096	Baton Rouge, LA	6401 Bluebonnet Blvd
7392	Mall of Louisiana	6401 Blue Bonnet Blvd.	Baton Rouge	Space #1060
2830	Hammond Air Strip Center	9622 Airline Highway	Baton Rouge
1631	Louisiana Boardwalk	340 Boardwalk Boulevard	Bossier City
2739	Louisiana Boardwalk	320 Boardwalk Boulevard	Bossier City
1650	Tanger Outlets - Gonzales	2400 Tanger Blvd	Gonzales, LA
0481	Tanger Center - Gonzales	2200 Tanger Blvd., Suite 131	Gonzales, LA
0709	Tanger Center - Gonzales	2300 Tanger Blvd.	Gonzales, LA	Suite 129
2563	Tanger Center - Gonzales	2200 Tanger Blvd.	Gonzales, LA	Suite 130
6810	FSA - Iowa	800 Factory Outlet Drive	Iowa, LA	Suite 106
2017	The Esplanade	1401 W. Esplanade	Kenner, LA
7483	Mall of Acadiana	5725 Johnston Street	Lafayette, LA	F-222
1292	Lakeside Mall	3301 Veterans Memorial Blvd.	Metairie, LA
6129	Lakeside Mall	3301 Veterans Memorial Blvd	Metairie, LA
7203	Lakeside Mall	3301 Veterans Memorial Blvd	Metairie, LA	Space 99
7388	Riverwalk	1 Poydras St.	New Orleans, LA
2766	Nine West	706 Canal Street	New Orleans, LA
1135	Copley Place	100 Huntington Ave	Boston, MA	Space J011
1901	Copley Place	100 Huntington Ave	Boston, MA	Space #62
7477	Fanueil Hall Market Place	North Market Place Building	Boston, MA
7011	South Shore Plaza	250 Granite Street	Braintree, MA
6327	Burlington Mall	Middlesex Turnpike	Burlington, MA
7117	Burlington Mall	75 Middlesex Street	Burlington, MA
0683	Prime Outlets - Lee	50 Water Street	Lee, MA	Space B130
6832	Prime Outlets - Lee	50 Water Street	Lee, MA
0358	Prime Outlets - Lee	50 Water St., H510	Lee, MA
0744	Prime Outlets - Lee	50 Water Street	Lee, MA
2621	Berkshire Outlet Village	50 Water Street	Lee, MA
0795	Route 146 Millbury	70 Worcester Providence Hwy.	Millbury, MA	Space 307

STORE NO.	LOCATION	ADDRESS			LANDLORD
7314	Natick Collection	1245 Worcester Street	Natick, MA
6706	VF Factory Stores of America	375 Faunce Corner Road	North Dartmouth, MA
6707	Cape Cod Factory Mall	1 Factory Outlet Road	Sagamore, MA
0498	Cape Cod Factory Mall	1 Factory Outlet Road	Sagamore, MA	Space 127
0684	Wrentham Village Outlets close	Premium Outlets Blvd.	Wrentham, MA	Suite C-7
1517	Wrentham Premium Outlets	One Premium Outlet Blvd	Wrentham, MA
0426	Wrentham Premium Outlets	Premium Outlets Blvd., Suite 2	Wrentham, MA
0743	Wrentham Premium Village	1 Premium Outlet Blvd.	Wrentham, MA	Suite 430
2681	Wrentham Premium Outlets	One Premium Outlet Blvd	Wrentham, MA
6185	Annapolis Mall	1830 Annapolis Mall	Annapolis, MD	Space 47
3008	The Gallery at Harbor Place	200 E. Pratt Street	Baltimore, MD	Suite 322
2750	Atlantic City Associates	604 East Pratt ST. 6th Flr	Baltimore, MD
6155	Westfield Shoppingtown Montgom	7107 Democracy Blvd.	Bethesda, MD
7007	Montgomery Mall	7101 Democracy Boulevard	Bethesda, MD	Space A-2428
6140	Columbia Mall	10300 Little Patuxent Parkway	Columbia, MD
1234	Lakeforest Center	701 Russell Avenue	Gaithersburg, MD
6259	Lakeforest Center	701 Russell Avenue	Gaithersburg, MD
0668	Prime Outlets - Hagerstown	240 Prime Outlets Boulevard	Hagerstown, MD
1628	Prime Outets at Hagerstown	830 Prime Outlet Boulevard	Hagerstown, MD
0406	Prime Outlets - Hagerstown	220 Prime Outlets Blvd.	Hagerstown, MD
0747	Prime Outlets - Hagerstown	140 Prime Outlets Blvd.	Hagerstown, MD
2654	Prime Outlets - Hagerstown	115 Prime Outlets Blvd.	Hagerstown, MD
0462	Arundel Mills	7000 Arundel Mills Blvd., Suit	Hanover, MD
0759	Arundel Mills	7000 Arundel Mills Circle	Hanover, MD	Suite 465
2702	Arundel Mills	7000 Arundel Mills Blvd.	Hanover, MD	Suite 472
2756	Boulevard at the Capital Ctr	900 K Capital Centre	Landover, MD
1251	White Flint Mall	11301 Rockville Pike	N. Bethesda, MD
2117	Owings Mill Town Center	10300 Mill Run Circle	Owings Mills, MD	Sp. 602
0027	Prime Outlets - Perryville	68 Heather Lane	Perryville, MD
0027	Prime Outlets - Perryville	68 Heather Lane	Perryville, MD
6855	Prime Outlets - Queenstown	419 Outlet Center Drive	Queenstown, MD
0026	Prime Outlets - Queenstown	409 Outlet Center Drive, Store	Queenstown, MD
0752	Prime Outlets - Queenstown	428 Outlet Center Drive	Queenstown, MD	Space B024
2778	Prine OUtlets - Queenstown	217 Outlet Center Drive	Queenstown, MD	Space D046
6341	White Flint Mall	11301 Rockville Pike	Rockville, MD	Space 1-58

STORE NO.	LOCATION	ADDRESS			LANDLORD
7425	White Flint Mall	11301 Rockville Pike	Rockville, MD	Space #126
2545	City Place	8661 Colevile Rd.	Silver Springs, MD
7012	Towson Town Center	825 Dulaney Valley Road	Towson, MD	Space 374
6143	Wheaton Plaza Regional SC	1160 Veirs Mall Road	Wheaton, MD
7476	Wheaton Plaza	11160 Veirs Mill Road	Wheaton, MD
0669	Denney Block	56 Main Street	Freeport, ME
0478	Denney Block	58 Main Street, Suite 31	Freeport, ME
2625	Nine West	76 Main Street	Freeport, ME
0658	Kittery Premium Outlets	294 US Route One	Kittery, ME
6846	Maine Outlet Mall	345 US Route 1	Kittery, ME
0018	Kittery Premium Outlets	318 Rt. 1, #5	Kittery, ME
0824	The Maine Outlets	345 US Route One	Kittery, ME
1621	Great Lakes Crossing	4618 Baldwin Road	Auburn Hills, MI
0448	Great Lakes Crossing	4004 Baldwin Road	Auburn Hills, MI	Space 219
2691	Great Lake Crossing	4722 Baldwin Road	Auburn Hills, MI
0698	Prime Outlets - Birch Run	12156 S. Beyer Road	Birch Run, MI
6803	Prime Outlets - Birch Run	12245 S. Beyer Road	Birch Run, MI	Space A110
0016	Prime Outlets - Birch Run	12156 Beyer Road	Birch Run, MI	Space #24
0738	Prime Outlets - Birch Run	8925 Market Place Drive	Birch Run, MI	Suite 504
2523	Prime Outlets - Birch Run	12156 Beyer Road	Birch Run, MI
0757	Great Lakes Crossing	4724 Bladwin Rd.	Bloomfield, MI	Space #204
2842	The Outlet Shoppes at Oshkosh	c/o Horizon Group Prop, Inc.	Chicago, MI	5000 hakes Drive, Suite 500
7501	The Mall at Partridge Creek	17460 Hall Road	Clinton Township	Space 117
6382	Fairlane Town Center	Department 52001	Detroit, MI	P.O. Box 67000
1277	Genesee Valley Center	4376 Miller Road	Flint, MI
0640	Tanger Center - Kensington	1475 North Burkhart Road	Howell, MI	Suite D-210
0408	Tanger Center - Kensington	1475 N. Burkhart Rd., Ste. E-l	Howell, MI
0729	Tanger Center - Kensington	1475 North Burkhart Rd.	Howell, MI	Suite D-200
2605	Tanger Center - Kensington	1475 N. Burkhart Rd.	Howell, MI	Space D-220
6207	Laurel Park Mall	37610 West Six Mile	Livonia, MI
7365	Laurel Park Place	37648 West Six Mille Road	Livonia, MI
7479	Twelve Oaks	27348 Novi Road	Novi, MI
1132	Somerset Collection	2800 West Big Beaver Road	Troy, MI
6176	Oakland Mall	674 W. 14 Mile	Troy, MI
7379	Somerset Collection	2800 W. Big Beaver Rd.	Troy, MI	Space 137
6976	Tanger Center - West Branch	8990 Cook Rd	West Branch, MI	Space 116

STORE NO.	LOCATION	ADDRESS			LANDLORD
0453	Albertville Premium Outlets	6415 Labeaux Avenue, NE, Suite	Albertville, MN
2745	Albertville Premium Outlets	6500 Labeaux Avenue	Albertville, MN	Space E-90
7100	Mall of America	156 South Avenue	Bloomington, MN
7005	Southdale Center	10 Southdale Center	Edina, MN	Space #2658
6183	Rosedale Center	310 Rosedale Center	Roseville, MN
2027	Rosedale Center	111 Rosedale Center	Roseville, MN
6751	Factory Merchants Branson	1000 Pat Nash Drive	Branson, MO
6961	Factory Merchants Branson	4360 Gretnan Road	Branson, MO
0556	Factory Merchants - Branson	1000 Pat Nash Dr.	Branson, MO	Space 9-49
1275	Columbia Mall	Space 412	Columbia, MO	2300 Bernadette Drive
1256	Independence Center	2035 Independence Center	Independence, MO	Space H08
6759	Factory Stores of America - Lebanon	2020 Industrial Drive	Lebanon, MO	Suite 108
6804	Osage Beach Premium Outlets	4540 Hwy. 54	Osage Beach, MO	Suite B-2
0052	Osage Beach Premium Outlets	4540 Highway 54, Suite G2	Osage Beach, MO
2548	Osage Beach Premium Outlets	Box A-2 Highway 54	Osage Beach, MO
1133	Plaza Frontenac	1701 S Lindbergh Blvd	St Louis, MO	Space 86
6159	St. Louis Galleria	1186 St. Louis Galleria	St. Louis, MO
2105	St. Louis Galleria	1146 Saint Louis Galleria	St. Louis, MO
2730	St. Louis Mills	555 St. Louis Mills Blvd.	St. Louis, MO	Space #224
6950	Warrenton Outlet Center	1000 Warrenton Outlet Center 13	Warrenton, MO
2538	Warrenton Outlet Center	1000 Warrenton Outlet Center 4	Warrenton, MO
0547	Prime Outlets at Gulfport	10645 Factory Shops Blvd	Gulfport, MS
0767	Prime Outlets - Gulfport	10530 Factory Shops Blvd	Gulfport, MS	Suite 530
7355	Northpark Mall	1200 E. Countyline Rd.	Ridgeland, MS	Space #273
6760	Factory Stores of America	2824 Eason Blvd	Tupelo, MS
0746	Tanger Center - Blowing Rock	US Highway 321, Suite 12	Blowing Rock, NC	310 Shopps on the Parkway
2731	Tanger Center - Blowing Rock	US Highway 321 Space #44	Blowing Rock, NC	310 Shopps on the Parkway
2533	Burlington Manufacturer’s Outl	1307 Plaza Drive	Burlington, NC
6103	Cary Town Center	1105 Walnust St.	Cary, NC	Space 1149

STORE NO.	LOCATION	ADDRESS			LANDLORD
6960	Pigeon Forge Outlet	P. O. Box 65125	Charlotte, NC
6128	South Park Mall	4400 Sharon Road	Charlotte, NC
6367	Northlake Mall	6801 Northlake Mall Drive	Charlotte, NC	Space #256
0737	Tanger Factory Outlet Center	P.O. Box 65805	Charlotte, NC	//Kasper 0737//
7010	Southpark Mall	400 Sharon Rd.	Charlotte, NC
7010	Southpark Mall	400 Sharon Rd.	Charlotte, NC
7485	Northlake Mall	6801 Northlake Mall Drive	Charlotte, NC	Space #261
0540	The Arboretum	8124 Providence Road	Charlotte, NC	Suite 73
0686	Concord Mills	8111 Concord Mills Blvd	Concord, NC	Space 304
1633	Concord Mills	8111 Concord Mills Blvd.	Concord, NC
0463	Concord Mills	8111 Concord Mills Blvd.,	Concord, NC	Space 324
0753	Concord Mills	8111 Concord Mills Blvd.	Concord, NC	Suite 333
2717	Concord Mills	8111 Concord Mills Boulevard	Concord, NC	Space 363
0688	Tanger Outlets-The Arches	3200 Nothline Ave	Greensboro, NC	Suite 360
1261	Friendly Center	3326 W. Friendly Ave	Greensboro, NC	Space 135
1639	Tanger Outlets-The Arches	3200 Nothline Ave	Greensboro, NC	Suite 360
1649	Tanger Outlets-Pittsburg	3200 Nothline Ave	Greensboro, NC	Suite 360
0559	Tanger Outlet Center-Seviervil	3200 Northline Ave	Greensboro, NC	Suite 360
0530	Tanger Outlets-The Arches	3200 Nothline Ave	Greensboro, NC	Suite 360
0546	Tanger Outlets-Pittsburg	3200 Nothline Ave	Greensboro, NC	Suite 360
0828	Tanger Outlets-The Arches	3200 Nothline Ave	Greensboro, NC	Suite 360
0833	Tanger Outlets-Pittsburg	3200 Nothline Ave	Greensboro, NC	Suite 360
7332	Four Seasons Town Center	237 Four Seasons Town Center	Greensboro, NC
2797	Tanger Outlets-The Arches	3200 Nothline Ave	Greensboro, NC	Suite 360
2820	Tanger Outlets-Pittsburg	3200 Nothline Ave	Greensboro, NC	Suite 360
2631	Morrisville Outlets	1001 Airport Blvd	Morrisville	Space 420
2577	Tanger Center - Nags Head	7100 Croaton Rd. Sp# 155	Nags Head
0687	Tanger Outlet Center	4840 Tanger Outlet Blvd	North Charleston	Space 970
0512	TANGER OUTLET CENTER	4840 Tanger Outlet Center Blvd	North Charleston	Space 904
6353	Traingle Towne Center	5959 Triangle Town Blvd.	Raleigh, NC	Space #2008
0526	Pleasant Valley	6250-104 Glenwood Avenue	Raleigh, NC	Space A2
7356	Crabtree Valley Mall	4325 Glenwood Ave.	Raleigh, NC	Space 110-A
7453	Triangle Towne Center	5959 Triangle Town Blvd.	Raleigh, NC	Space #1092
2795	Pleasant Valley	6250-104 Glenwood Avenue	Raleigh, NC	Space A2
6738	Carolina Premium Outlets	1025 Industrial Park Drive Sui	Smithfield, NC

STORE NO.	LOCATION	ADDRESS			LANDLORD
0544	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield, NC	Space 100
0754	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield, NC	Suite 40
2785	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield, NC	Space 830
7459	Independence Mall	3500 Olenader Drive	Wilmington, NC	Space # C30
6195	Hanes Mall	3320 Silas Creek Parkway	Winston Salem, NC	Space Au 560
7429	Hanes Mall	3320 Silas Creek Parkway	Winston-Salem, NC	Space AU 556
6809	FSA - Nebraska City	1001 Nebraska State Highway	Nebraska City, NE
6952	Lake Region Factory Stores	120 Laconia Road	Tilton, NH	US Rt. 3
0355	Lakes Region Factory Stores	120 Laconia Road, Suite 116	Tilton, NH
2573	Tanger Outlet - Tilton	120 Laconia Rd.	Tilton, NH	Ste#113
1646	The Walk	2026 Baltic Avenue	Atlantic City, NJ
0539	The Walk	119 North Arkansas Ave	Atlantic City, NJ
2840	Brick Plaza	2 Brick Plaza	Brick, NJ	Space 9
6105	Bridgewater Commons	400 Commons Way	Bridgewater, NJ
6015	Cherry Hill Mall	421 Cherry Hill Mall	Cherry Hill
1243	Monmouth Mall	180 Route 35 South	Eatontown, NJ	Space 2124
1278	Menlo Park Mall	Space 2425	Edison, NJ	457 Menlo Park Mall
6267	Menlo Park Mall	360 Menlo Park Mall	Edison, NJ	Space 1750
3210	Menlo Park Mall	110 Menlo Park Mall	Edison, NJ
1609	Jersey Gardens Mall	651 Kapkowski Road	Elizabeth, NJ	Suite #2007
0768	Jersey Gardens Mall	651 Kapkowski Road	Elizabeth, NJ	Suite 1422
2699	Jersey Gardens Mall	651 Kapowski Road	Elizabeth, NJ	Space #2699
2669	Nine West Outlet	33 East Palisade Ave.	Englewood, NJ
0602	Liberty Village Premium Outlet	60 Liberty Village	Flemington, NJ
0019	Liberty Village Premium Outlet	33 Liberty Village	Flemington, NJ
0315	Liberty Village Premium Outlet	57 Liberty Village	Flemington, NJ
0750	Liberty Village Premium Outlet	1 Church Street	Flemington, NJ	Space 46
2701	Liberty Village Premium Outlet	1 Church Street	Flemington, NJ	Suite 87
0815	Secaucus Outlet Center LLC	c/o Marina Khutoryanskaya	Fort Lee, NJ	1512 Palisade Avenue #6J
1245	Freehold Raceway Mall	3710 US Highway 9	Freehold, NJ	SpaceB-109

STORE NO.	LOCATION	ADDRESS			LANDLORD
6151	Freehold Raceway Mall	3710 US Highway 9	Freehold, NJ
6005	Freehold Raceway Mall	3710 Route 9	Freehold, NJ	Space H-106
0515	Valley Mall Shopping Center	977 Valley Road	Gillette, NJ
2800	Valley Mall Shopping Center	977 Valley Road	Gillette, NJ	Suite H
0381	Jackson Outlet Village	537 Monmouth Road	Jackson, NJ	Space 138
0733	Jackson Outlet Village	537 Monmouth Road	Jackson, NJ	Suite 141
2643	Jackson Outlet Village	537 Monmouth Road	Jackson, NJ	Space 146
1228	Newport Centre Mall	30 Mall Drive	Jersey City, NJ	Space # B09A
6362	Newport Centre Mall	30 Mall Drive W.	Jersey City, NJ
7421	Newport Centre Mall	30 Mall Drive West	Jersey City, NJ	Suite B-39
0473	Olde Lafayette Village	75 Route 15, Building F	Lafayette, NJ	Upper Level
6137	Quaker Bridge Mall	Quakerbridge Mall	Lawrenceville, NJ	US Route 1
6117	Livingston Mall	2017 Livingston Mall	Livingston, NJ
7463	Livingston Mall	112 Eisenhower Parkway	Livingston, NJ	Space #1038
0276	Circle Factory Outlet Center	1407 W. Atlantic Ave.	Manasquan, NJ	Space #113
0316	Circle Factory Outlet Center	1407 W. Atlantic Ave., #3	Manasquan, NJ
2703	Matawan Outlets	347 E. Highway 34	Matawan, NJ
2790	Village at Cambridge Crossing	4110 Dearborn Circle	Mt. Laurel, NJ
1254	The Shoppes at N. Brunswick	785 Shoppes Blvd	North Brunswick, NJ	Space M
1260	Paramus Park	1430 PAramus Park	Paramus, NJ
6149	Paramus Park Shopping Center	1445 Paramus Park	Paramus, NJ
6182	Garden State Plaza	1 Garden State Plaza	Paramus, NJ	Route 4 & 17
7118	Westfield Shoppingtown Garden	1 Garden State Plaza	Paramus, NJ
7492	Paramus Park Shopping Center	1105 Paramus Park	Paramus, NJ
7337	Princeton Palmer Square	7 Palmer Square West	Princeton, NJ
6177	Rockaway Town Square	301 Mt. Hope Avenue	Rockaway, NJ
7502	Rockaway Town Square	301 Mt. Hope Avenue	Rockaway, NJ	Space Al 018
0604	Designer Outlet Gallery	55 Hartz Way	Secaucus, NJ	Space #75
6815	Harmon Cove Outlets	20 Enterprise Ave	Secaucus, NJ
0015	Designer Outlet Gallery	55 Hartz Way,, Str#80	Secaucus, NJ
2743	Designers Outlet Gallery	55 Hartz Way, Space #70	Secaucus, NJ
7474	The Mall at Short Hills	1200 Morris Turnpike	Short Hills, NJ	Space #D101
7216	The Grove at Shrewsbury	603 Broad Street RT. 35	Shrewsbury, NJ	Space 7A

STORE NO.	LOCATION	ADDRESS			LANDLORD
0770	Kasper	281 Route 10 East	Succasunna, NJ
2813	3605 Bergenline Avenue	3605 Bergenline Avenue	Union, NJ
2543	Nine West Outlet	1235 West Chestnut St.	Union, NJ
6329	Willowbrook Mall	1400 Willowbrook Mall	Wayne, NJ	Space #1108
4007	Willowbrook Mall	1400 Willowbrook Blvd.	Wayne, NJ
2561	Paterson-Hamburg Turnpike	Preakness	Wayne, NJ	Suite A-30
6118	Woodbridge Center	667 Woodbridge Center Drive	Woodbridge, NJ
0099	Santa Fe Factory Stores	8380 Cerrillos Road	Santa Fe, NM	Space #214
2558	Santa Fe Factory Stores	8380 Cerrillos Road	Santa Fe, NM	Space #438
0690	Las Vegas Premium Outlet	Space 1540	Las Vegas, NV	855 South Grand Central Pkwy
1641	Las Vegas Outlet Center	Space 235	Las Vegas, NV	7400 S. Las Vegas Blvd
6354	Fashion Show	Las Vegas Blvd & Spring Mntn R	Las Vegas, NV	Space #2650
0484	Las Vegas Premium Outlets	855 South Grand Central Parkwa	Las Vegas, NV
0410	Las Vegas Outlet Center	7400 Las Vegas Blvd S., Box 24	Las Vegas, NV
0713	Las Vegas Outlet Center	7680 South Las Vegas Blvd	Las Vegas, NV	Suite 202
7456	Fashion Show	3200 Las Vegas Blvd. South	Las Vegas, NV	Space#2360
7456	Fashion Show	3200 Las Vegas Blvd. South	Las Vegas, NV	Space#2360
2534	Las Vegas Outlet Center	7680 South Las Vegas Blvd.	Las Vegas, NV
2764	Las Vegas Premium Outlets	855 S. Grand Central Parkway	Las Vegas, NV
1603	Horizon Outlet Center	1955 S. Casino Drive	Laughlin, NV	Space #B-310
1638	Fashion Outlets of Las Vegas	32100 Las Vegas Blvd.	Primm, NV	Space 310
2673	Fashion Outlets of Las Vegas	32100 Las Vegas Blvd.	Primm, NV
6198	Colonie Center	15 Wolf Road	Albany, NY	Space #311
1271	Westfield South Shore	Space F-l 1A	Bay Shore, NY	1701 Sunrise Highway
1138	Carlo Fraioli-7205	P.O. Box #24	Bedford Hills, NY
2512	Bellport Outlet Center	790 Sunrise Drive	Bellport, NY	Space 29
2761	Nine West	305 E. Kingsbridge Road	Bronx, NY
2771	Bay Plaza	2180 Bartow Avenue	Bronx, NY	Space #180
2801	The Hub	2992 Third Avenue	Bronx, NY
2801	The Hub	2992 Third Avenue	Bronx NY
6156	Kings Plaza Shopping Center	5145 Kings Plaza	Brooklyn NY
7001	Kings Plaza Shopping Center	.5145 Kings Plaza.Space #241	Brooklyn NY
7380	Nine West	134 Montague Street	Brooklyn NY

STORE NO.	LOCATION	ADDRESS			LANDLORD
2564	Nine West	1419 Kings Highway	Brooklyn NY
2582	Georgetown Shopping Center	2125 Ralph Avenue	Brooklyn NY
2633	Bayridge	420 86th Street	Brooklyn NY
2738	Nine West Outlet	1218 Fulton Street	Brooklyn NY
6188	Walden Galleria	One Walden Galleria	Buffalo NY	B203
7014	Walden Galleria	One Walden Galleria	Buffalo NY
0603	Woodbury Commons Premium Outle	276 Red Apple Court #276	Central Valley NY
0479	Woodbury Commons Premium Outle	226 Red Apple Court, Route 32	Central Valley
0296	Woodbury Commons Premium Outle	625 Blue Bird Court	Central Valley NY
0722	Woodbury Commons Prem. Outlets	127 Marigold Court	Central Valley NY
2505	Woodbury Commons Premium Outlet	649 Bluebird Court	Central Valley NY
2793	Huntington Sq. Shopping Center	4000 Jericho Turnpike	East Northport NY
2792	Fresh Meadows	188 St. & Horace Hardy Exp	Fresh Meadows NY
1259	Roosevelt Field Mall	630 Old County Road	Garden City NY	Space 1068
6227	Roosevelt Field Mall	Roosevelt Field Shopping Cente	Garden City NY	Space 1054
6227	Roosevelt Field Mall	Roosevelt Field Shopping Cente	Garden City NY	Space 1054
6021	Roosevelt Field Mall	Space 1067	Garden City NY
6021	Roosevelt Field Mall	Space 1067	Garden City NY
6830	Adirondack Factory	1454 State Road 9	Lake George NY	Box 10
0058	Lake George Plaza	Route #9	Lake George NY	P.O. Box 3199-6
0798	Lake George Plaza	1424 State Route 9	Lake George NY
2541	French Mountain Commons	Road #3	Lake George NY	Box 3095-2
1112	655 Madison Avenue	655 Madison Avenue	New York NY
1223	Bandolino	331 Madison Avenue	New York NY
6116	Easy Spirit	555 Madison Avenue	New York NY
6245	Easy Spirit	1518 3rd Ave.	New York NY
6290	Easy Spirit	182 Broadway	New York NY
6320	Easy Spirit	1166 6th Ave. at 46th St.	New York NY
6381	2251 Broadway	73 West 47th Street	New York NY
7021	Nine West	59th and Lexington Avenue	New York NY

STORE NO.	LOCATION	ADDRESS			LANDLORD
7317	Nine West	341 Madison Avenue & 44th Str.	New York NY
7327	Nine West	675 5th Avenue	New York NY
7338	Nine West	577 Broadway	New York NY
7451	Nine West	44th and Lexington Avenue	New York NY
7455	Nine West	179 Broadway	New York NY
7457	Nine West	2 Broadway	New York NY
7487	Rockefeller Plaza - Nine West	1258 Avenue of the Americas	New York NY
2732	Harlem USA	282 Nicholas Street	New York NY	Harlem USA
0677	Fashion Outlets - Niagara	1900 Military Road	Niagara Falls NY
0514	Fashion Outlets - Niagara	1900 Military Road	Niagara Falls NY
2517	Prime Outlets - Niagara Falls	1762 Military Road	Niagara Falls NY
1627	Sands Shopping Center	3571 Long Beach Road	Oceanside NY
0488	Sands Shopping Center	3521 Long Beach Road	Oceanside NY
2583	The Sands Shopping Center	3563 Long Beach Road	Oceanside NY
2542	Plainview Shopping	381 S. Oyster Bay Road	Plainview NY
2574	Kohl's Shopping Center	527 Boston Post Road	Port Chester NY
0554	Portchester Shopping Center	517 Boston Post Road	Portchester NY
7495	71-34 Austin Street	71-34 Austin Street	Queeens NY
2809	Jamaica Avenue	166-19 Jamaica Ave	Queens NY
0611	Tanger Center - Riverhead	513 Tanger Mall Drive	Riverhead NY
6968	Tanger Outlet - Riverhead	811 Tanger Mall Drive	Riverhead NY
0220	Tanger Center - Riverhead	201 Tanger Mall Drive	Riverhead NY
0329	Tanger Center - Riverhead	102 Tanger Mall Drive	Riverhead NY
0736	Tanger Center - Riverhead	817 Tanger Mall Drive	Riverhead NY
2562	Tanger Center - Riverhead	1770 West Main Street	Riverhead NY	Space #202/203
2977	Forest Promenade	1756 Forest Avenue	State Island NY
7416	Green Acres Mall	1109 Green Acres Mall	Valley Stream NY
7313	Eastview Commons	501 Eastview Mall	Victor NY
7480	Palisades Center	2731 Palisades Center Drive	W.Nyack NY
0270	Waterloo Premium Outlets	655 Route 318, Suite# 6	Waterloo NY
0732	Waterloo Premium Outlets	655 Route 318	Waterloo NY	Suite 97
2615	Waterloo Premium Outlets	655 RT 318	Waterloo NY	Space 8
1616	The Mall at the Source	1504 Old Country Road	Westbury NY	Space #F01
0525	The Mall At The Source	1504 Old Country Road	Westbury NY

STORE NO.	LOCATION	ADDRESS			LANDLORD
2711	The Mall at the Source	1504 Old Country Road	Westbury NY	Space #253
1218	The Westchester	125 Westchester Ave.	White Plains NY
1218	The Westchester	125 Westchester Ave.	White Plains NY
6160	The Westchester	125 Westchester Ave.	White Plains NY	Space 3790
6306	Galleria Mall	Sp#330 100 Main St.	White Plains NY
7300	The Westchester	125 Westchester Ave.	White Plains NY	Space #2480
7300	The Westchester	125 Westchester Ave.	White Plains NY	Space #2480
7414	Galleria Mall	100 Main St.	White Plains NY	Sp#334/2
6288	Easy Spirit	22 Xavier Ave	Yonkers NY
2555	Bradley Shopping Center	2470 Central Park Avenue	Yonkers NY
6987	Aurora Farms Premium Outlets	549 S. Chillicothe Road	Aurora, OH	Space #210
0025	Aurora Farms Premium Outlets	549 S. Chillicothe Road	Aurora, OH	Space 290
2736	Aurora Farms Premium Outlets	549 S.Chillicothe Road	Aurora, OH	Space #215
5010	Beachwood Place	26300 Cedar Road	Beachwood, OH	Space 1018-1016
5010	Beachwood Place	26300 Cedar Road	Beachwood, OH	Space 1018-1016
6373	Mall at Fairfield Commons	Space El47	Beaver Creek, OH	2727 Fairfield Commons
7509	The Greene	4417 Cedar Park Drive	Beaver Creek, OH
6133	Kenwood Towne Centre	7875 Montgomery Road	Cincinnati, OH	space U-311A
6208	Tri-County Mall	11700 Princeton Pike	Cincinnati, OH	Space B-7
6016	Kenwood Towne Centre	7875 Montgomery Road	Cincinnati, OH
7328	Tower Place Mall	28 W. 4th Street	Cincinnati, OH	Space 219
0566	Tower City Center	50 Public Square	Cleveland, OH
7359	Tower City Mall	230 Huron Road	Cleveland, OH	Space 8594
2779	East Towne Mall	P.O. Box 74422	Cleveland, OH
1532	Prime Outlets - Jeffersonville	8540 Factory Shops Blvd.	Jeffersonville, OH
2539	Prime Outlet Jeffersonville	8715 Factory Shops Blvd	Jeffersonville, OH	Suite 8715
6984	Easy Spirit	1107 1/2 South 2nd Street	Ripley, OH
6197	Southern Park Mall	7401 Market Street	Youngstown, OH
6385	Penn Square Mall	1901 Northwest Expressway	Oklahoma City, OK	Suite 2090A
2015	Quail Springs Mall	2501 West Memorial Rd.	Oklahoma City, OK
7400	Penn Square Mall	1901 Northwest Expressway	Oklahoma City, OK	#1027
7400	Penn Square Mall	1901 Northwest Expressway	Oklahoma City, OK	#1027

STORE NO.	LOCATION	ADDRESS			LANDLORD
2012	Woodland Hills Mall	7021 South Memorial Drive	Tulsa, OK
1545	Factory Stores at Lincoln City	1500 S.E. East Devils Lake Roa	Lincoln City, OR	Suite #111B
0413	Factory Stores at Lincoln City	1500 S. E. East Devils Lake Rd	Lincoln City, OR
7115	Pioneer Place	700 S.W. 5th Ave	Portland, OR
0392	Seaside Factory Outlet Center	1111 N. Roosevelt St., Ste.#34	Seaside, OR
6725	Columbia Gorge Factory Stores	450 NW NW 257 Drive Way	Troutdale, OR	Suite 308
0522	Columbia Gorge Factory Stores	450 NW 257 Drive Way	Troutdale, OR	Space 100
0450	Woodburn Company Stores	1001 Arney Rd.	Woodburn, OR	Suite 212
2744	Woodburn Company Stores	101 Arney Road	Woodburn, OR	Suite 420
1280	Exton Mall	319 Exton Square Parkway	Exton, PA	Space 2675
1613	Gettysburg Village Factory Sto	1863 Gettysburg Village Drive	Gettysburg, PA	Suite 830
0456	Gettysburg Village Factory Sto	1863 Gettysburg Drive,	Gettysburg, PA	Space 840S
6828	Prime Outlets - Grove City	Northwest 257 Drive	Grove City, PA
0224	Prime Outlets - Grove City	179 & Route 208, PO BOX 1044	Grove City, PA	Space #510
0730	Prime Outlets - Grove City	PO Box 1230	Grove City, PA	Space 1230
1004	The Outlets at Hershey	143 Outlet Square	Hershey, PA
6965	The Outlets at Hershey	142 Outlet Square	Hershey, PA	Space #E-1
0243	The Outlets at Hershey	112 Outlet Square	Hershey, PA
0756	The Outlets at Hershey	120 Outlet Square	Hershey, PA
2593	The Outlets at Hershey	114 Outlet Square	Hershey, PA
2011	Court at King Of Prussia	344 Mall Blvd.	King Of Prussia, PA
6956	Penn’s Purchase Factory Outlet	Building K-l 5861 York Rd	Lahaska, PA
0272	Penn’s Purchase Factory Outlet	5861 York Rd.,	Lahaska, PA	Space K5
0328	Penn’s Purchase Factory Outlet	5861 York Rd.,	Lahaska, PA	Space L2
2584	Penn’s Purchase Factory Outlet	5861 York Rd	Lahaska, PA	Space #E-2
6844	Rockvale Square	35 S Willowdale Drive	Lancaster, PA	Space #118
6874	Tanger Center - Lancaster	308 Stanley K. Tanger Blvd.	Lancaster, PA	Space #308
0057	Rockvale Square	35 S. Willowdale Drive, #320	Lancaster, PA

STORE NO.	LOCATION	ADDRESS			LANDLORD
0724	Rockvale Square	35S. Willowdale Drive	Lancaster, PA	Suite 421
2554	Tanger Center - Lancaster	308 Stanley K, Tanger Blvd.	Lancaster, PA	Space #116
0922	Rockvale Square	35 S Willowdale Drive	Lancaster, PA	Space 1820
1624	Philadelphia Premium Outlets	18 Light Cap Road	Limerick Township, PA	Space 1065
0506	Philadelphia Premium Outlets	18 Light Cap Road	Limerick Township, PA	Space 1193
0818	Philadelphia Premium Outlets	18 Light Cap Road	Limerick Township, PA	Space 1171
2747	Philadelphia Premium Outlets	18 Light Cap Road	Limerick Township, PA	Space 1185
2569	Prime Outlets - Grove City	PO Box 1050	Mercer, PA	Space 540
6209	Monroeville Mall	Monroeville Mall	Monroeville, PA	space 217
2120	Monroeville Mall	Space #120	Monroeville, PA
1244	Montgomery Mall	287 Montgomery Mall	N. Wales, PA	Space 2045
0656	Philadelphia Premium Outlets	18 Light Cap Road	Philadelphia, PA	Space 1113
1225	Shops at Liberty Place	1625 Chestnut Street	Philadelphia, PA	Space #132
1536	Franklin Mills	1629 Franklin Mills Circle	Philadelphia, PA
1623	Jersey Shore Premium Outlets	Jersey Shore Premium Outlets	Philadelphia, PA	P.O. Box 822807
0053	Jones New York	1711 Walnut Street	Philadelphia, PA
0505	Jersey Shore Premium Outlets	Jersey Shore Preium Outlets	Philadelphia, PA	P.O. BOX 822807
0715	Franklin Mills	1791 Franklin Mills Circle	Philadelphia, PA	Space 147
0841	Jersey Shore Premium Outlets	CPG Tinton Falls Urban Renewal	Philadelphia, PA	P.O. Box 822807
7303	Shops at Liberty Place	1625 Chestnut Street	Philadelphia, PA	Space 126
2500	Franklin Mills	1659 Franklin Mills Circle	Philadelphia, PA
2746	Jersey Shore Premium Outlets	Jersey Shore Premium Outlets	Philadelphia, PA	P.O. Box 822807
2796	Gallery at Market East	9th & Market Sts	Philadelphia, PA	Space 1066
1253	South Hills Village	301 South Hills Village	Pittsburgh, PA	Space 1035
6126	South Hills Village	South Hills Village	Pittsburgh, PA
6135	Ross Park Mall	1000 Ross Park Mall Drive	Pittsburgh, PA	Suite 160
2109	Ross Park Mall	1000 Ross Park Mall Drive	Pittsburgh, PA
7433	Pitt Airport	Airside Bldg.	Pittsburgh, PA

STORE NO.	LOCATION	ADDRESS			LANDLORD
7517	Southside Works	Space C143	Pittsburgh, PA	2746 Sidney Street
0425	Designer Place	739 Reading Ave	Reading, PA
0731	VF Designer Place	739 Reading Ave	Reading, PA	Space 309
7372	Mall at Steamtown	224 Mall at Steamtown	Scranton, PA
0685	The Crossings Premium Outlets	1000 Route 611	Tannersville, PA	Space C-5
6731	The Crossings Premium Outlets	Space #A -10	Tannersville, PA
0033	The Crossings Premium Outlets	1000 Route 611	Tannersville, PA
0740	The Crossings Premium Outlets	1000 Route 611	Tannersville, PA	Suite A-4
6378	Valley Square Shopping Center	1572 Main Street Bldg 6	Warrington, PA	Space 606
6132	Century III Mall	3075 Clairton Road	West Mifflin, PA
6805	Vanity Fair	801 Hill Avenue	Wyomissing, PA
2846	Plaza Rio Hondo	Comerio Avenue Int. De Diego	Byamom, PR	Space 5
7524	Plaza Las Americas	525 FD Roosevelt Ave	Hato Ray, PR	1 st Floor
2850	Prime Outlets - PR Barcelonett	P.O. Box 70178	San Juan, PR
7394	Providence Place	76 Providence Place	Providence, RI
7310	Warwick Mall	400 Bald Hill Road	Warwick, RI
6958	Tanger Outlet Center -Bluffton	1270 Fording Island Road	Bluffton, SC	Suite 11A
0356	Hilton Head Factory Stores	1270 Fording Island Road, Suit	Bluffton, SC
0705	Hilton Head Factory Strs. 1, S	1270 Fording Island Road	Bluffton, SC	Suite 8A
2596	Hilton Head Factory Stores	1270 Fording Island Road	Bluffton, SC	Suite 27
7409	Nine West	218 King Street	Charleston, SC
2762	Tanger Outlet Center	1090 Tanger Outlet Center	Charleston, SC	Space 1090
0340	Prime Outlet - Gaffney	350 Factory Shops Blvd.	Gaffney, SC
0727	Prime Outlet	510 Factory Shops Blvd.	Gaffney, SC
2652	Prime Outlet	435 Factory Shops Blvd	Gaffney, SC
7342	Haywood Mall	700 Haywood Road	Greenville, SC
0695	Tanger Center - Hilton Head	Space 27	Hilton Head, SC	270 Fording Island Rd
0077	Fresh Market Shoppes	Fresh Market Shoppes Str. # 21	Hilton Head, SC

STORE NO.	LOCATION	ADDRESS			LANDLORD
0670	Tanger Center - Myrtle Beach	10843 Kings Road	Myrtle Beach, SC
1602	Tanger Center - Myrtle Beach	10827 Kings Road	Myrtle Beach, SC	Space #850
6973	Easy Spirit	4734 Highway 17 South	Myrtle Beach, SC
6988	Tanger Outlet - Myrtle Beach	4641 Factory Stores Blvd.	Myrtle Beach, SC	Space DD-165
0373	Tanger Outlet - Myrtle Beach	4628 Factory Stores Blvd.	Myrtle Beach, SC	Space B-160
0493	Tanger Center - Myrtle Beach	10839 Kings Road,	Myrtle Beach, SC	Space #794
0764	Tanger Center - Myrtle Beach	10835 Kings Road	Myrtle Beach, SC	Suite 776
2594	Tanger Outlet Center - Myrtle	4628 Factory Stores Blvd.	Myrtle Beach, SC	Space B 120
2723	Tanger Center - Myrtle Beach	10785 Kings Road	Myrtle Beach, SC	Space #735
1629	Tanger Outlet Center	4840 Tanger Outlet Blvd	North Charleston, SC	Space 821
0825	Tanger Outlet Center	4840 Tanger Outlet Blvd	North Charleston, SC	Space 994
6766	Factory Stores of America (VF)	361 Sweeny Dr	Crossville, TN	Ste 101
0800	Crossville Premium Outlets	361 Sweeny Dr.	Crossville, TN
6384	Coolsprings Galleria	1800 Galleria Boulevard	Franklin, TN	Space 2386
2816	Town Center North	5591 Highway 153, Suite 136	Hixon, TN
0925	Colonial Pinnacle Turkey Creek	11345 Parkside Drive	Knoxville, TN	Space 410
1663	Prime Outlets - Lebanon	One Outlet Village Blvd	Lebanon, TN	Suite 125
0476	Prime Outlets - Lebanon	Outlet Village Blvd.	Lebanon, TN	Space 415
0742	Prime Outlets - Lebanon	Outlet Village Blvd	Lebanon, TN	Space 335
1284	Oak Court	4465 Poplar Ave	Memphis, TN	Space 212
4003	Oak Court	4465 Poplar Ave.	Memphis, TN	#238
7393	Wolfchase Galleria	2760 N Germantown Pkwy.	Memphis, TN	#143
1137	Mall at Green Hills	2126 Abbott Martin Rd	Nashville, TN	Space 296
7013	Mall at Green Hills	2126 Abbott Martin Road	Nashville, TN	Space 118
2716	Opry Mills	402 Opry Mills Drive	Nashville, TN
6887	Belz Factory Outlet	2636 Teaster Lane	Pigeon Forge, TN
6722	Factory Merchants	2850 Parkway	Pigeon Forge, TN	Ste 37
1656	Tanger Outlets - Sevierville	1645 Parkway	Sevierville, TN
2629	Tanger Center - Five Oaks	1645 Parkway	Sevierville, TN	Suite 510
0676	Allen Premium Outlets	820 West Stacy Road, Suite 142	Allen, TX
6996	Allen Premium Outlets	820 West Stacy Road	Allen, TX	Space #210
0474	Allen Premium Outlets	820 West Stacy Road, Suite 224	Allen, TX
0918	Allen Premium Outlets	820 W. Stacy Road	Allen, TX

STORE NO.	LOCATION	ADDRESS			LANDLORD
0762	Allen Premium Outlets	820 West Stacy Road	Allen, TX	Suite 236
2720	Allen Premium Outlets	820 West Stacy Road SP # 184	Allen, TX
0541	Lincoln Square	604 Lincoln Square	Arlington, TX
2812	Lincoln Square	594 Lincoln Square	Arlington, TX
1250	Lakeline Mall	11200 Lakeline Mall Drive	Austin, TX	Space F-l 1
1202	Barton Creek Mall	2901 Capital of Texas Highway	Austin, TX	Space K-10
7413	The Arboretum	10000 Research Blvd.	Austin, TX	Suite 128
1274	Post Oak Mall	1500 Harvey Road	College Station, TX	Space 5010
2510	Conroe Outlet Center	1111 League Line Rd	Conroe, TX	Suite #113
7505	Padre Staples Mall	5488 S. Padre Island Drive	Corpus Christi, TX	Space 1084
6764	Factory Stores of Amercia -Corsicana	316 Factory Outlet Drive	Corsicana, TX
1006	Houston Premium Outlets	29300 Hempstead Road	Cypress, TX	Space #422
1653	Houston Premium Outlets	29300 Hempstead Road	Cypress, TX	Space #816
0545	Houston Premium Outlets	29300 Hempstead Road	Cypress, TX
0832	Houston Premium Outlets	29300 Hempstead Road	Cypress, TX	Space #120
2827	Houston Premium Outlets	29300 Hempstead Road	Cypress, TX	Suite #971
1002	Sam Moon	Space 127	Dallas, TX	11834 Harry Hines Blvd
6370	Northpark Center	1254 Northpark Center	Dallas, TX	Space E2-742
0517	Sam Moon Shopping Center	11834 Harry Hines Blvd.	Dallas, TX
2030	North Park Center	215 North Park Center	Dallas, TX	Space #N 2430
7208	Dallas Galleria	13350 Dallas Parkway	Dallas, TX
2757	Sam Moon Shopping Center	11834 Harry Hines Blvd.	Dallas, TX	#117
0689	The Outlet Shoppes at El Paso	7051 South Desert Blvd	El Paso, TX	Space D420
1640	The Outlet Shoppes at El Paso	7051 South Desert Blvd	El Paso, TX	Space B-243
0524	The Outlet Shoppes at El Paso	7051 South Desert Blvd	El Paso, TX	Space G758
0831	The Outlet Shoppes at El Paso	7051 South Desert Blvd	El Paso, TX	Space H824
7364	Cielo Vista Mall	8401 Gateway West	EL Paso, TX	Space C-4b,
2791	The Outlet Shoppes at El Paso	7051 South Desert Blvd	El Paso, TX	Space H836
2828	Las Palmas Marketplace	1319 George Dieter	El Paso, TX

STORE NO.	LOCATION	ADDRESS			LANDLORD
7369	University Park Village	1612 So. University Drive	Fort Worth, TX	Space#404
0403	Baybrook Mall	1362 Baybrook Mall	Friendswood, TX
1226	Stonebriar Center	2106 Preston Road	Frisco, TX	Space #2258
0710	Gainsville Factory Shops	4321 N. I H35	Gainsville, TX
0508	Grapevine Mills	3000 Grapevine Mills Parkway	Grapevine, TX
0820	Grapevine Mills	30000 Grapevine Mill Parkway	Grapevine, TX
2664	Grapevine Mills	3000 Grapevine Mills Pkwy #216	Grapevine, TX
1229	Memorial City Mall	849 Memorial City Mall	Houston, TX	Suite #849
6174	Houston Galleria II	5135 W. Alabama Street	Houston, TX
7321	Willowbrook Mall	200 Williow Brook	Houston, TX
7445	Houston Galleria	5135 West Alabama Street	Houston, TX
7445	Houston Galleria	5135 West Alabama Street	Houston, TX
7472	Town & Country PRTNP/Moody	c/o Moody Rambin Interests	Houston, TX	12850 Memorial Dr. Suite 1105
0821	Katy Mills	5000 Katy Mills Circle	Katy, TX
2722	Katy Mills	5000 Katy Mills Circle	Katy, TX	Space #715
1269	Mall Del Norte Shopping Center	5300 San Dario Avenue	Laredo, TX	Space 155
7352	Mall Del Norte Shopping Center	5300 San Dario	Laredo, TX	Space #130
1265	South Plains Mall	6002 Slide Road	Lubbock, TX	Space M26
7478	LaPlaza Mall	2200 South 10th Street	McAllen, TX
0513	Rio Grande Outlets	5001 E. Expressway 83	Mecedes, TX
0672	Rio Grande Outlets	5001 E.Expressway 83	Mercedes, TX
1630	Rio Grande Outlets	5001 E. Expressway 83	Mercedes, TX
0829	Rio Grande Outlets	5001 E. Expressway 83	Mercedes, TX
2763	Rio Grande Outlets	5001 E. Expressway 83	Mercedes, TX
6756	VF Factory Stores of America	4500 Hwy 180 East	Mineral Wells, TX
6807	New Braunfels Factory Center	651 Loop 410	New Braunfels, TX
6192	Collin Creek Mall	811 N Central Expressway	Plano, TX
7450	The Shops at Willow Bend	6121 W. Park Blvd	Plano, TX	Space #A- 104
0657	Round Rock Premium Outlets	4401 North IH 35	Round Rock, TX	Space 555
1625	Round Rock Premium Outlets	4401 North IH 35	Round Rock, TX	Space 445
0507	Round Rock Premium Outlets	4401 North IH 35	Round Rock, TX	Space 860
0819	Round Rock Premium Outlets	4401 North IH 35	Round Rock, TX	Space 858

STORE NO.	LOCATION	ADDRESS			LANDLORD
2748	Round Rock Premium Outlets	4401 North IH 35	Round Rock, TX	Space 537
1231	The Shops at LaCantera	15900 LaCantera Parkway	San Antonio, TX	Building #3, Suite 3345
6369	The Shops at LaCantera	15900 LaCantera Parkway	San Antonio, TX	Building #9, Suite 9900
6383	North Star Mall	7400 San Pedro	San Antonio, TX	Space 245
2034	North Star Mall	7400 San Pedro	San Antonio, TX
7482	The Shops at LaCantera	15900 LaCantera Parkway	San Antonio, TX	Building 2, Suite 2220
0606	Prime Outlets - San Marcos	3939 IH35 South	San Marcos, TX	Suite 505
1522	Tanger Center - San Marcos	Space 406	San Marcos, TX
0043	Prime Outlets - San Marcos	3939 IH 35,	San Marcos, TX	Space #201
0007	Prime Outlets - San Marcos	3939 IH35,	San Marcos, TX	Space #216
0711	Prime Outlets - San Marcos	3939 IH 35 South	San Marcos, TX
2507	Prime Outlets - San Marcos	3939 IH 35 South	San Marcos, TX
0535	The Forum at Olympia Parkway	8282 Agora Parkway	Selma, TX
0697	Sam Moon Shopping Center	17937 Interstate 45 South	Shenandoah, TX
0534	Sam Moon Shopping Center	17937 Interstate 45 South	Shenandoah, TX
2811	Sam Moon Shopping Center	17937 Interstate 45 South	Shenandoah, TX	Suite 129
7525	Southlake Town Square	311 Grand Avenue East	Southlake, TX
6811	VF Factory Stores of America	614 Bill Bradford Rd #4	Sulphur Springs, TX
7507	The Woodlands Mall	1201 Lake Woodlands Drive	The Woodlands, TX
2772	Richland Mall	6001 W. Waco Drive	Waco, TX
6762	Factory Stores of America -Draper	12101 S. Factory Outlet Drive	Draper, UT	Box 120
2636	Tanger Outlet - Park City	6699 N. Landmark Drive	Park City, UT	G-115
6127	Landmark Center	5801 Dukes Street	Alexandria, VA
2683	629 King Street	629 King ST.	Alexandria, VA
1206	Fashion Center at Pentagon Cit	1100 S. Hayes Street	Arlington, VA
1206	Fashion Center at Pentagon Cit	1100 S. Hayes Street	Arlington, VA
1206	Fashion Center at Pentagon Cit	1100 S. Hayes Street	Arlington, VA
1206	Fashion Center at Pentagon Cit	1100 S. Hayes Street	Arlington, VA

STORE NO.	LOCATION	ADDRESS			LANDLORD
5011	Fashion Ctr at Pentagon City	1100 South Hayes Street	Arlington, VA
7387	Charlottesville Fashion Sq.	1569 East Rio Rd.	Charlottesville, VA	Ste. 1306
1233	Fair Oaks Mall	11710U Fair Oaks Mall	Fairfax, VA
6363	Fair Oaks	11721 L Fair Oaks Mall	Fairfax, VA
2838	Central Park	1688 Carl D Silver Parkway	Fredericksburg, VA	Space Ultra Building
0665	Leesburg Corner Premium Outlet	241 Fort Evans Rd., NE, Suite	Leesburg, VA
6999	Leesburg Corner Premium Outlet	241 Fort Evens RD. N.E. SP.# 7	Leesburg, VA
0444	Leesburg Corner Premium Outlet	241 Fort Evans Rd.NE, Suite 81	Leesburg, VA
0748	Leesburg Corner Premium Outlet	241 Fort Evans Road	Leesburg, VA	N.E., Suite461
2694	Leesburg Corner Premium Outlet	241 Fort Evens RD. N.E. SP.#	Leesburg, VA
6734	Williamsburg Pottery	6692 Richmond RD.	Lightfoot, VA
6180	Tysons Corner Center	8021 L Tyson Corner Center	McLean, VA
4004	Tysons Corner Center	8010 L Tysons Corner Center	McLean, VA
6345	MacArthur Ctr.	300 Monticello Ave	Norfolk, VA	Space 191
7526	MacArthur Center	300 Monticello Ave	Norfolk, VA	Space 205
0647	Potomac Mills	Space #700	Prince William, VA
6971	Potomac Mills	2700 Potomac Mills Circle SP#	Prince William, VA
0717	Potomac Mills	2700 Potomac Mills Circle	Prince William, VA	Suite 331
0416	Potomac Mills	2700 Potomac Mills Circle	Prince William, VA	Suite 307
6158	Potomac Mills	2700 Potomac Mills Circle	Prince William, VA	Suite 307
2503	Potomac Mills	2700 Potomac Mills Circle	Prince Williams, VA	Suite #216
7106	Reston Town Center	11858 Market Street	Reston, VA	Space NE22
1266	Chesterfield Town Center	11500 Midlothian Turnpike	Richmond, VA	Space 157
6111	Regency Square	1404 Parham Road	Richmond, VA
7357	Regency Square	1404 Parham Road	Richmond, VA	Space J-10
6179	Springfield Mall	6459 Springfield Mall	Springfield, VA	Space # MM-8
6368	Dulles Town Center	21100 Dulles Town Center	Sterling, VA
6368	Dulles Town Center	21100 Dulles Town Center	Sterling, VA
6166	Lynnhaven Mall	701 Lynnhaven Pkwy	Virginia Beach, VA	Suite 1181

STORE NO.	LOCATION	ADDRESS			LANDLORD
7486	Lynnhaven Mall	701 Lynnhaven Parkway	Virginia Beach, VA
0649	Prime Outlets - Williamsburg	5711-28A Richmond Road	Williamsburg, VA
6863	Prime Outlets - Williamsburg	401 Chesapeake Village Road	Williamsburg, VA
0028	Prime Outlets - Williamsburg	5699-56 Richmond Rd. SP#56	Williamsburg, VA
0703	Prime Outlets - Williamsburg	5711 Richmond Road	Williamsburg, VA
0477	Jones New York Building	203 Depot Street	Manchester, VT	P.O. Box 1904
2530	Highridge Plaza	Route 7A Building #4	Manchester, VT
7204	Bellevue Square	239 Bellevue Square	Bellevue, WA	Space #239
0021	Prime Outlets - Burlington	496 Fashion Way	Burlington, WA
0840	The Outlet Shoppes-Burlington	248 Fashion Way	Burlington, WA	Space A-015
2740	Outlet Shoppes at Burlington	272 Fashion Way	Burlington, WA	Space A009
6772	Centralia Factory Outlet	1318 Lum Road	Centralia, WA	Suite E
2787	North Bend Premium Outlet	421 South Fork Avenue SW	North Bend, WA	Space 421E
7116	Westlake Mall	400 Pine St. #104	Seattle, WA
1632	Seattle Premium Outlets	10600 Quil Ceda Boulevard	Tulalip, WA
0494	Seattle Premium Outlets	10600 Quil Ceda Blvd	Tulalip, WA
2737	Seattle Premium Outlets	10600 Quil Ceda Blvd	Tulalip, WA
1635	Tanger-Wisconsin Dell	210 Gasser Road	Baraboo, WI	Space 521
0518	Tanger-Wisconsin Dell	210 Gasser Road	Baraboo, WI	Space 1016
2776	Tanger-Wisconsin Dell	210 Gasser Road	Baraboo, WI	Space 1020
7513	Bayshore Town Center	5716 N. Center Parkway	Glen Dale, WI	Bldg O
0536	Johnson Creek Premium Outlets	622 W Linmar Ln	Jefferson Creek, WI	Sp D050
1511	Johnson Creek Premium Outlets	575 West Linmar Lane	Johnson Creek, WI	Space A90
0017	Prime Outlets - Kenosha	11211 120th Avenue #4/#5	Kenosha, WI
0771	Prime Outlets- Kenosha	11211 120 Ave	Kenosha, WI	Suite 25
0682	Anne Klein	704 Main Street	Lake Geneva, WI
0369	Fancy Fair Mall	830 Main St., Sp. KLM	Lake Geneva, WI
2770	Newport West	875 Main Street	Lake Geneva, WI
7493	West Towne Mall	11 W. Towne Mall	Madison, WI	Space #C10
1645	Prime Outlets Pleasant Prairie	Space A002	Pleasant Prairie, WI	11211 120th Avenue
2211	Prime Outlets - Kenosha	11211 120th Ave.	Pleasant Prairie, WI	Space #24
1263	Regency Mall	5538 Durand Avenue	Racine, WI	Space D440

STORE NO.	LOCATION	ADDRESS			LANDLORD
1247	Charleston Town Center	1105 Charleston Town Center	Charleston, WV	Space 1105
		5 West 22nd Street	New York, NY	12T	Dr. Zafar Kahn
		110 East Ninth Street	Los Angeles, CA	Bl157	California Mart, LLC
		1116 South Walton Blvd	Bentonville, AR	104 & 127	Executive Center II
		6001 Rickenbacker Road	Commerce, CA	65	RREEF America Reit II Corp.
		1129 Westchester Ave	White Plains, NY	Entire Bldg	Westpark I, LLC
		320 Fifth Ave	New York, NY	506	Brause Realty Inc.
		385 Fifth Avenue	New York, NY	3,4,901	Hilson Management
		385 Fifth Avenue	New York, NY	504	Hilson Management
		385 Fifth Avenue	New York, NY	501-2	Hilson Management
		385 Fifth Avenue	New York, NY	901-3,905,907,910	Hilson Management

III. PUBLIC WAREHOUSES OR OTHER LOCATIONS PURSUANT TO BAILMENT OR CONSIGNMENT ARRANGEMENTS

STORE	LOCATION	ADDRESS
1101	VANCOUVER DOWNTOWN	674 GRANVILLE ST	VANCOUVER	BC	V6C 1Z6
1104	VERNON	100-4900 27TH ST	VERNON	BC	V1T 2C7
1106	KAMLOOPS	300-1320 TRANSCANADA HWY	WEST KAMLOOPS	BC	V1X 1J1
1107	LANGLEY	320-19705 FRASER HWY	LANGLEY	BC	V5S 3T8
1108	MAYFAIR	221-3125 DOUGLAS ST	VICTORIA	BC	V8Z 6E3
1109	PRINCE GEORGE	1602-15TH AVE	PRINCE GEORGE	BC	V2L 3X3
1111	RICHMOND	6060 MINORU BLVD	RICHMOND	BC	V6Y 2W3
1112	SASKATOON (NEW)	201 FIRST AVE SOUTH	SASKATOON	SK	S7K 1T9
1113	REGINA (NEW)	2150 11TH AVE	REGINA	SK	S4P 0J5
1114	CALGARY DOWNTOWN	200 8TH AVE SW	CALGARY	AB	T2P 1B5
1116	RED DEER	4900 MOLY BANNISTER DR	RED DEER	AB	T4R 1N9
1117	ST. VITAL	1225 ST. MARY’S ROAD	WINNIPEG	MB	R2M 5E5
1118	NANAIMO	6631 ISLAND HIGHWAY NORTH	NANAIMO	BC	V9T 4T7
1119	KELOWNA	#1 ORCHARD PARK SHOPPING CENTRE	KELOWNA	BC	V1Y 6H3
1120	WINNIPEG DOWNTOWN	450 PORTAGE AVENUE	WINNIPEG	MB	R3C 0E7
1125	SOUTHGATE	111 STREET & 51 AVENUE	EDMONTON	AB	T6H 4M7
1127	METROTOWN	4850 KINGSWAY	BURNABY	BC	V5H 4P2
1131	LOUGHEED	9855 AUSTIN AVENUE, UNIT 500	BURNABY	BC	V3J 1N4
1135	LONDONDERRY	137TH AVENUE & 66TH STREET	EDMONTON	AB	T5C 3C8
1136	MEDICINE HAT	3292 DUNMORE ROAD SOUTHEAST	MEDICINE HAT	AB	T1B 2R4
1137	EDMONTON CENTRE	1331 CITY CENTRE WEST	EDMONTON	AB	T5J 4B7
1138	CHINOOK	6455 MACLEOD TRAIL SOUTHWEST	CALGARY	AB	T2H 0K9
1139	VICTORIA CENTRE	1150 DOUGLAS STREET, UNIT 1	VICTORIA	BC	V8W 2C8
1140	POLO PARK	1485 PORTAGE AVENUE	WINNIPEG	MB	R3G 0W4
1142	GUILDFORD	1400 GUILDFORD TOWN CENTRE	SURREY	BC	V3R 7B7
1144	MARKET MALL	3625 SHAGNANAPPI TRAIL NORTHWEST	CALGARY	AB	T3A 0E2
1145	ST. ALBERT	330 ST. ALBERT ROAD	ST. ALBERT	AB	T9N 3K9
1147	WEST EDMONTON MALL	170TH STREET & 87TH AVENUE	EDMONTON	AB	T5T 3J7
1148	LETHBRIDGE	200 - 4TH AVENUE SOUTH	LETHBRIDGE	AB	T1J 4C8
1149	PENTICTON	2111 MAIN STREET	PENTICTION	BC	V2A 6V1
1150	SUNRIDGE	2525 - 36TH STREET NORTHEAST	CALGARY	AB	T1Y 5S4
1152	OAKRIDGE	650 -41ST AVENUE WEST	VANCOUVER	BC	V5Z 2M9
1161	PARK ROYAL	725 PARK ROYAL NORTH	WEST VANCOUVER	BC	V7T 1H9
1162	ABBOTSFORD	32900 SOUTH FRASER WAY	ABBOTSFORD	BC	V2S 5A1

1164	SOUTHCENTRE	100 ANDERSON ROAD SOUTHEAST	CALGARY	AB	T2J 3V1
1171	COQUITLAM	100 - 2929 BARNET HIGHWAY	PORT COQUITLAN	BC	V3B 5R9
1183	KINGSWAY	109TH ST & PRINCESS ELIZABETH	EDMONTON	AB	T5G 3A6
1512	EGLINTON	1 EGLINTON SQUARE	SCARBOROUGH	ON	M1L 2K1
1514	FAIRVIEW	1800 SHEPPARD AVENUE EAST	WILLOWDALE	ON	M2J 5A7
1515	CENTERPOINT	6500 YONGE STREET	WILLOWDALE	ON	M2M 3X4
1517	BRAMALEA	25 PEEL CENTRE DRIVE, UNIT 3	BRAMALEA	ON	L6T 3R5
1518	MISSISSAUGA	100 CITY CENTRE DRIVE	MISSISSAUGA	ON	L5B 2C9
1519	BLOOR	2 BLOOR STREET EAST	TORONTO	ON	M4W 3H8
1522	WOODBINE CENTRE	500 REXDALE BOULEVARD	REXDALE	ON	M9W 6K5
1523	ERIN MILLS	5100 ERIN MILLS PARKWAY	MISSISSAUGA	ON	L5M 4Z5
1524	BURLINGTON MALL	777 GUELPH LINE	BURLINGTON	ON	L7R 3N4
1526	OSHAWA	419 KING STREET WEST	OSHAWA	ON	L1J 2K5
1527	MASONVILLE PLACE	1680 RICHMOND STREET	LONDON	ON	N6G 3Y9
1530	OAKVILLE	240 LEIGHLAND AVENUE	OAKVILLE	ON	L6H 3H6
1531	UPPER CANADA MALL	17600 YONGE STREET NORTH	NEWMARKET	ON	L3Y 4Z1
1532	MARKVILLE	5000 HIGHWAY #7	MARKHAM	ON	L3R 4M9
1533	PICKERING TOWN CENTR	1355 KINGSTON ROAD	PICKERING	ON	L1V 1B8
1535	BARRIE	465 BAYFIELD STREET	BARRIE	ON	L4M 4Z9
1537	MAPLEVIEW	900 MAPLE AVENUE	BURLINGTON	ON	L7R 3X5
1541	LONDON WHITE OAKS	1105 WELLINGTON ROAD	LONDON	ON	N6A 1V4
1542	KITCHENER	3050 KINGSWAY DRIVE	KITCHENER	ON	N2G 2J7
1543	WINDSOR	3030 HOWARD AVENUE	WINDSOR	ON	N8X 3Y8
1544	SHERWAY	25 THE WEST MALL	ETOBICOKE	ON	M9C 1B8
1546	SCARBOROUGH	300 BOROUGH DRIVE	SCARBOROUGH	ON	M1P 4P5
1547	RICHMOND HILL	9350 YONGE STREET	RICHMOND HILL	ON	L4C 5G2
1550	LIMERIDGE MALL	999 UPPER WENTWORTH STREET	HAMILTON	ON	L9A 4X5
1554	YORKDALE	3401 DUFFERIN STREET	TORONTO	ON	M6A 2T9
1560	DOWNTOWN	176 YONGE ST.	TORONTO	ON	M5C 2L4
1573	PEN CENTRE	221 GLENDALE AVENUE	ST. CATHARINES	ON	L2T 2K9
1575	WATERLOO	550 KING STREET NORTH	WATERLOO	ON	N2L 5W6
1576	CAMBRIDGE	355 HESPELER ROAD. UNIT 1	CAMBRIDGE	ON	N1R 8J9
1601	MAIN MONTREAL DOW.T	585 RUE STE. CATHERINE OUEST	MONTREAL	PQ	H3B 3Y5
1603	BOULEVARD	4150 RUE JEAN-TALON EST	MONTREAL	PQ	H1S 2V4
1604	DORVAL	386 AVENUE DORVAL	DORVAL	PQ	H9S 3H7
1606	LAVAL	1600 BOULEVARD LE CORBUSIER	CHOMEDEY	PQ	H7S lY9
1607	ROCKLAND	2435 AVENUE ROCKLAND	MOUNT ROYAL	PQ	H3P 2Z3
1610	ST. BRUNO	700 BOULEVARD LES PROMENADES	ST. BRUNO	PQ	J3V 5J9

1611	POINTE C’LAIRE	6790 AUTOROUTE TRANS-CANADIENNE	POINTE CLAIRE	PQ	H9R IC5
1612	ANJOU	7895 BOULEVARD LES GALERIES D’ANJOU	VILLE D’ANJOU	PQ	H1M 1WB
1613	CARREFOUR LAVAL	3045 BOULEVARD LE CARREFOUR	LAVAL	PQ	H7T lC7
1614	LYS	550 BOULEVARD WILFRED-HAMEL	QUEBEC CITY	PQ	GIM 2S6
1615	MONCTON	1100 MAIN STREET	MONCTON	NB	EIC 1H4
1616	SHB (SHERBROOKE)	3000 BOULEVARD DE PORTLAND	SHERBROOKE	PQ	J1L 1J8
1618	PLACE D’ORLEANS (NEW	110 PLACE D’ORLEANS DRIVE	ORLEANS	ON	K1C 2L9
1631	RIDEAU	73 RIDEAU STREET	OTTAWA	ON	KIG 3K3
1633	ST. LAURENT	1200 ST. LAURENT BOULEVARD	OTTAWA	ON	K1K 3B8
1634	BAYSHORE	100 BAYSHORE DRIVE	NEPEAN	ON	K2B 8Cl
1637	GATINEAU	1100 BOULEVARD MALONEY OUEST	GATINEAU	PQ	J8T 6G3
1638	ROSEMERE	401 BOULEVARDE LABELLE	ROSEMERE	PQ	J7A 3T2
1640	LA CAPITALE	5401 BOULEVARD DES GALERIES	QUEBEC CITY	PQ	G2K IN4
1642	PLACE LAURIER	2740 BOULEVARD LAURIER	STE. FOY	PQ	G1V 4P7
1644	KINGSTON	945 GARDINER ROAD	KINGSTON	ON	K7M 4R5
1645	HALIFAX	7067 CHEBUCCO ROAD	HALIFAX	NS	B3L 4R5
1646	DARTMOUTH	21 MICMAC ROAD	DARTMOUTH	NS	B3A 4K7
1647	SYDNEY	800 GRAND LAKE ROAD	SYDNEY	NS	B1P 6S9
1649	BROSSARD	2150 BOULEVARDE LAPINIERE	BROSSARD	PQ	J4W 2T5
		10 NEW ROAD	EAST PROVIDENCE	RI	CLAIRE OLSON
		11891 ALAMEDA AVENUE	EL PASO,	TX	HENRY MUNOZ
		11891-B ALAMEDA AVENUE	EL PASO	TX	HENRY MUNOZ
		1245 FOREST PARKWAY	WEST DEPTFORD	NJ	MARTY CUNIFF
		1250 FOREST PARKWAY	WEST DEPTFORD	NJ	MARTY CUNIFF
		170 BUTTS STREET	SOUTH HILL	VA	DAN SOWERS
		99 MOTIVATION DRIVE	LAWRENCEBURG	TN	CAROL RIGLING
		2350 W.O. SMITH DRIVE	LAWRENCEBURG	TN	CAROL RIGLING
		GILBERT WEST, 6725 KIMBALL AVENUE	CHINO	CA
		GILBERT EAST, 1000 INDUSTRIAL AVENUE	KEASBEY	NJ
		UNITED DISTRIBUTION SERVICES, INC., 55 MAYFIELD AVE,	EDISON	NJ
	NORDOL LOGISTICS, INC.	31 HELLER ROAD	BELLMAWR	NJ
	QUALITY CORRECTIONS & INSPECTIONS	611 BAKER LANE	DUNCANSVILLE	PA
	RAINBOW APPAREL	1072 WEST SIDE AVE.	JERSEY CITY	NJ
	TOTAL SOLUTIONS & LOGISTICS CORP.	102 TRINITY STREET	FAIRMONT	NC
	WEST TEXAS APPAREL	PO BOX 26192	EL PASO	TX
	WHOOPS, INC.	500 INDUSTRIAL ROAD	CARLSTADT	NJ

Schedule 3.06
Disclosed Matters
NONE

Schedule 3.14
Insurance

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
GLOBAL PROPERTY PROGRAM

All Risks Perils including Boiler & Machinery and Business Interruption	$500,000,000	$100,000 except	Factory Mutual Ins Co	7/01/2008-7/01/2009	$ 1,158,170
		$250,000 Foreign	LP826
		Garment Contractor
		or Sub-Contractor Locations
Includes 2008-9 Membership Credit of $288,299
Includes CA Earthquake premium of $50,000
Includes New Madrid outer counties prop of $30,000
Includes Terrorism premium of $81,052
Excludes Canada premium of $66,865
				Excludes Taxes and Surcharges

Flood — Aggregate Per Policy Year	$250,000,000	$100,000 Per Occ

But not to exceed in the Aggregate: Flood in High Hazard Zones	$100,000,000	$100,000 Per Occ	$100,000 deductible applies to property located in Flood Zone B $500,000 deductible applies to property located in Flood Zones A and V

Flood — Garment Contractor and/or Subcontractor Locations	$10,000,000	$100,000 Per Occ

Earth Movement — Aggregate Per Policy Year but not to exceed:	$250,000,000	5% Separate Property Damage/Time Element	Includes all Locations where Time Element losses ensue, subject to a minimum of $250,000 combined all coverages, per location except $100,000 combined all coverages, per location for locations in California

High Hazard Zones — Annual Aggregate	$70,000,000

California — Annual Aggregate	$5,000,000

The Commonwealth of Puerto Rico	$5,000,000

Hawaii	$5,000,000

Inner Counties of the New Madrid Zone	$5,000,000	1% subject to min $100,000 Per Loc

NOTICE:	This schedule Is not intended in any way to describe the coverage granted by any of the policies mentioned. but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Pacific Northwest Seismic Zone
	$10,000,000	2% subject to min
		$100,000 Per Loc

Outer Counties of the New Madrid Zone
	$70,000,000	1% subject to min
		$100,000 Per Loc

All Other High Hazard Zones
	$10,000,000

Accounts Receivable	$100,000,000

Automatic Coverage	$100,000,000	90 Days to report

Automatic Coverage for Garment Contractors and/or Subcontractors	$10,000,000	90 Days to report

Brands and Labels	Policy Limit

Coinsurance Deficiency and Currency Devaluation	$100,000,000

Consequential Reduction in Value	Policy Limit

Data, Programs or Software and Computer Systems-Non-Physical damage Combined	$25,000,000	Waiting period 48 Hours; 2 Day equivalent as respects loss or damage caused by the malicious introduction of a machine code or instruction, subject to minimum deductible of $250,000

Debris Removal	Policy Limit

Decontamination Costs	Policy Limit

Deferred Payments	$100,000,000

Delay in Start Up	Policy Limit

Demolition and Increased Cost of Construction	Policy Limit

Dependent Time Element	$20,000,000	But not to exceed a $10,000,000 limit per dependent time element location; Excluding Earth Movement in High Hazard Zones for locations of a direct or indirect customer, supplier, contract manufacturer or contract service provider $100,000 combined all coverages, per Location.

Difference in Conditions	Policy Limit

Errors & Omissions	$100,000,000

Expediting Costs & Extra Expense Combined	$100,000,000

Fine Arts	$100,000,000

Ingress/Egress	$10,000,000	30 Days

Land and Water Contaminent or Pollution Cleanup, Removal and Disposal	$50,000

Leasehold Interest	$25,000,000

Misc Personal Property — Per Location	$10,000,000

Misc. Unnamed Locations — Per Location	$25,000,000

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Neighbor’s Recourse & Tenant’s Liability	$25,000,000

Non-Admitted Increased Tax Liability	$100,000,000

On Premises Services	Policy Limit

Operational Testing	Policy Limit

Off Premises Storage	$10,000,000

Professional Fees	$100,000

Protection and Preservation of Property	Policy Limit

Related Reported Values	Policy Limit

Rental Insurance	Policy Limit

Research and Development	Policy Limit

Salesman Samples	$500,000

Service Interruption (PD & BI Combined)	$25,000,000	But not to exceed $5,000,000 limit for voice, data or video service
		Incoming services consisting of electricity, gas, fuel, steam, water, refrigeration or from the lack of incoming or outgoing voice, data or video service all by reason of any accidental occurrence to the facilities of the supplier of such service, Excluding Earth Movement in High Hazard Zones 12 Hour Waiting Period for Locations inside US, 24 Hour Waiting Period for Locations outside US

Soft Costs	$10,000,000

Tax Treatment of Profits	Policy Limit

Temporary Removal of Property	Policy Limit

Valuable Papers and Records	$100,000,000

Terrorism	$5,000,000	Policy Deductible	Property Damage and Time Element Combined, during any policy year

Flood Property Damage & Time Element combined when caused by or resulting from Terorism or	$1,000,000

Non Certified Acts of Terrorism Combined Misc. Unnamed Locations, Property Temporary Removed, and Flood	$1,000,000

Wind Action at Locations in Hawaii, Hong Kong, Guam, Puerto Rico & Tier 1 Counties in USA		5% subject to min $100,000 Per Loc	Tier 1 counties of Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Texas and locations in Hawaii Hong Kong, Guam and the Commonwealth of Puerto Rico

Wind Action at Locations in Tier 2 Counties in USA		3% subject to min $100,000 Per Loc	Tier 2 Counties of Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina and Texas

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
EXCESS EARTHQUAKE — New Madrid Outer Counties

Excess Earthquake for New Madrid	$25,000,000		Axis Surplus Inc Co	7/01/2008 -	$25,000
Earthquake Zone “Outer Counties”	Excess of $70,000,000		ECF727791-08	7/01/2009
as defined by the primary FM Global policy

TRIA coverage Excluded

MARINE OPEN CARGO

PRIMARY MARINE CARGO	$30,000,000	$25,000 Per Occ	Affiliated FM Ins. Co.	7/01/2008 -	$470,375
Ocean/Inland Transit, Any One Vessel,		$1,000,000 Annual Agg	OCP 1243	7/01/2009	Flat Premium
Below Deck/Container					Not Subject to Adjustment

Any One Aircraft or Connecting Conveyance	$5,000,000

Any One Package by Mail or Parcel Post	$25,000

Any One Inland Conveyance and in the Aggregate Any

One Loss, Disaster or Casualty	$10,000,000

In Storage at any Unnamed Storage Location	$250,000

No Deductible applies to claims for FPA losses, General Average and/or Salvage Charges

Coverage included for War Risks

EXCESS MARINE CARGO	$30,000,000		Federal Insurance Company	7/01/2008 -	$21,250
	Excess of $30,000,000		258818	7/01/2009

Any one shipment, any one occurrence	Minimum Annual Deposit Adjusted against actual values shipped at a rate of .04%

NOTICE:	This schedule is not intended In any way to describe the coverage granted by any policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
FINANCIAL PRODUCTS

Directors & Officers Liability — Primary	$25,000,000	$2,500,000 SEC	National Union Fire Ins.	6/30/2008 -	$795,800
		$1,500,000 EPL	6136752	6/30/2009
		$1,500,000 Other

Excess Directors & Officers Liability	$20,000,000		Federal Ins. Co.	6/30/2008 -	$440,000
1st Layer	Excess of $25,000,000		81021932	6/30/2009

Excess Directors & Officers Liability	$10,000,000		ACE American Ins. Co.	6/30/2008 -	$152,050
2nd Layer	Excess of $45,000,000		DOXG21658510005	6/30/2009

Excess Directors & Officers Liability	$10,000,000		CODA	6/30/2008 -	$115,000
3rd Layer Side A XS/DIC	Excess of $55,000,000		JNY1259	6/30/2009

Not-For-Profit Protector	$5,000,000	$15,000	National Union Fire Ins.	7/1/2008 -	$3,972
Jones New York in The Classroom			006249542	7/1/2009

Employment Practices Liability	$10,000,000	$1,000,000	National Union Fire Ins.	6/30/2008 -	$360,502
			6138816	6/30/2009

Fiduciary Liability	$15,000,000	$100,000	Federal Ins. Co.	6/30/2008 -	$73,000
	Each Claim		81372947	6/30/2009

Excess Fiduciary Liability	$10,000,000		National Union Fire Ins.	6/30/2008 -	$37,000
	Excess of $15,000,000		6138098	6/30/2009

Special Coverage	$25,000,000	$0	National Union Fire Ins.	7/01/2008 -	$10,717
			6472398	7/1/2011

Blanket Crime	$10,000,000	$150,000	National Union Fire Ins.	6/30/2008 -	$60,518
			0006233018	6/30/2009
NOTICE: This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
TRADE-DISRUPTION INSURANCE	$50,000,000		Lloyds of London	7/01/2008-	$482,427
	(95% Indemnity = $47,500,000)		B0576MN51237	6/30/2009

					2008-09 Continuity Credit = 20%
					Net Premium = 336,314

CONTINGENT STRIKE COVERAGE	$25,000,000	$1,000,000 Each	Lloyds of London	7/01/2007 -	$230,750
	(95% Indemnity = $23,750,000)	and Every Claim	ML51307	6/30/2009

					2006-7 Continuity Credit = 15%
					Net Premium = $175,078

NOTICE: This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
COMMERCIAL GENERAL LIABILITY		$100,000 Per Occ-	Hartford Fire Ins.	7/01/2008-	$141,891
(Domestic)		Indemnity and	30 CSE C77402	7/01/2009
		Expense

General Aggregate — Per Location	$2,000,000			Plus Monthly Paid Loss Billings

Products Completed Operations Aggregate	$2,000,000

Products Completed Operations Per Occurrence	$1,000,000

Each Occurrence	$1,000,000		Security: LOC — No additional security required for this policy term

Personal & Advertising Injury - Per Occurrence	$1,000,000		Loss Deposit: incl w/Workers’ Compensation

Damage to Premises Rented to You	$1,000,000

Medical Payments Coverage - Aggregate	$10,000

General Aggregate Cap Limit	$15,000,000

Employee Benefits Liability

Per Claim	$1,000,000	$0	Claims Made Coverage; Retro Date 3/02/1992

Aggregate	$1,000,000

$17,500,000 Aggregate Deductible (for both GI and WC)

BUSINESS AUTOMOBILE POLICY			Hartford Fire Ins. Co.	7/01/2008 -	$31,244
(Domestic — All Other States)			30 CSE C77403	7/01/2009	$158 Surcharge cost

Liability (Any Automobile)	$1,000,000

Personal Injury Protection	Statutory

Uninsured/Underinsured Motorist	$1,000,000

Medical Payments - Per Person	$10,000

Comprehensive	Actual Cash Value	$1,500

Collision	Actual Cash Value	$1,500

Covered Autos — Per schedule on file with company
Additional coverages provided: Towing, Rental Reimbursement, and Drive Other Car Coverage
NOTICE: This schedule is not intended in any way to describe the coverage granted by any policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
WORKER’S COMPENSATION (All Other States - Deductible Plan)		$250,000 Per Loss Event	Hartford Ins Co of Midwest 30 WN C77401	7/01/2008- 7/01/2009	$513,490

Workers’ Compensation	Statutory			Including Surcharge of: $55,595
				Plus Loss Deposit: $0

Employers Liability:				Plus Monthly Paid
Bodily Injury - Each Accident	$1,000,000			Loss Billings
Bodily Injury - By Disease Policy Limit	$1,000,000
Bodily Injury - By Disease - Each Employee	$1,000,000
Maximum Loss Provision (Basket)	$17,500,000

Security LOC - no additional security required for this policy term

Employers Liability Stop Gap Coverage Endorsement Number of Losses that Step Deductible applies to is one

WORKER’S COMPENSATION (NY and WI - Paid Loss Ratio)		$250,000 Per Acc- Indemnity, Medical & Expense	Hartford Ins Co of Midwest 30 WBR C77400	7/01/2008 - 7/01/2009	$259,858
Workers’ Compensation	Statutory			Including Surcharge of $144,784 ($86,870 Deferred) Plus Loss Deposit: $0 Plus Monthly Paid Loss Billings

Employers Liability:
Bodily Injury - Each Accident	$1,000,000
Bodily Injury - By Disease Policy Limit	$1,000,000
Bodily Injury - By Disease Each Employee	$1,000,000
Maximum Loss Provision (Basket)	$17,500,000

Security LOC — no additional security required for this policy term
NOTICE- This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
CANADIAN AUTOMOBILE POLICY			Aviva Canada 4621323	7/01/2008 -7/01/2009	C$3,450

Third Party Liability	$1,000,000
Comprehensive Deductible		$1,000
Collision Deductible		$1,000

Automobile per schedule on file with insurance company.

CANADIAN GENERAL LIABILITY POLICY			Aviva Canada 81008442	7/01/2008 -7/01/2009	C$22,710

CGL Each Occurrence Limit	$2,000,000
Products-Completed Operations Aggregate	$4,000,000
Personal Injury	$2,000,000
Tenants Legal Liability	$1,000,000
Medical Payments - Any One Person	$10,000
Employee Benefits	$2,000,000
Non-Owned Automobile	$2,000,000
Deductibles:
Bodily Injury - Each Occurrence		$5,000
Property Damage - Each Occurrence		$5,000
Tenants Legal Liability		$5,000
Non-Owned Automobile		$0
Employee Benefits Liability - Each Occurrence		$0
Advertising Injury - Each Claim/Aggregate		$5,000
Data Exclusion applies
Asbestos Exlusion applies
Fungi and Fungal Derivatives Exclusion applies
Terrorism Exclusion applies
NOTICE: This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
UMBRELLA LIABILITY POLICY	$25,000,000	$25,000 SIR	Nat’l Union Fire Ins. Co. 6081791	7/01/2008- 7/01/2009	$105,000

General Aggregate	$25,000,000
Products-Completed Operations Aggregate	$25,000,000
Each Occurrence	$25,000,000
Crisis Response	$250,000
Excess Casualty Crisis Fund	$50,000

Underlying Coverages:
General Liability $1,000,000 and $2,000,000 General Aggregate
Personal/Advertising Injury $1,000,000
Employers Liability:
Each Accident $1,000,000
Disease Policy Limit $1,000,000
Disease Each Employee $1,000,000
Automobile Liability - $1,000,000
Foreign Liability $1,000,000 (Premises Products, Auto, Employers Liability)
Employee Benefits Liability $1,000,000
Canadian General Liability $2,000,000
Canadian Auto $2,000,000
Non-Owned Aircraft $5,000,000

EXCESS LIABILITY POLICY	$25,000,000		St Paul Fire & Marine QK06400701	7/01/2008- 7/01/2009	$47,655

General Aggregate	$25,000,000
Each Occurrence	$25,000,000

Excess of $25,000,000 Each Occurrence and Aggregate
NOTICE: This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
EXCESS LIABILITY POLICY	$25,000,000		ACE American Ins. Co. XCPG23793908	7/01/2008- 7/01/2009	$37,188

General Aggregate	$25,000,000
Each Occurrence	$25,000,000

Excess of $50,000,000 Each Occurrence and Aggregate

EXCESS LIABILITY POLICY	$25,000,000		The American Ins. Co. SHX00079385951	7/01/2008- 7/01/2009	$25,500

General Aggregate	$25,000,000
Each Occurrence	$25,000,000

Excess of $75,000,000 Each Occurrence and Aggregate
NOTICE- This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
INTERNATIONAL PACKAGE LIABILITY POLICY			Great Northern Insurance Co 35389181	7/01/2008 - 7/01/2009	$70,160

Territory — Anywhere in the World except the United States, its territories & possessions, Puerto Rico, Canada and excluding any insurance transactions prohibited by law or regulation of any country.

INTERNATIONAL THIRD PARTY LIABILITY

Bodily Injury & Property Damage - Each Occurrence	US $1,000,000
Aggregate of $2,000,000 Products/Completed Operations - Each Occurrence	US $1,000,000
Aggregate of $2,000,000 Personal Injury/Advertising Liability - Each Occurrence	US $1,000,000
Aggregate of $2,000,000 Premises Legal Liability Limit -Each Occurrence and Aggregate	US $1,000,000
Medical Expense Limit	US $10,000
Employee Benefit Liability	US $1,000,000

War or Terrorism Action Exclusion Applies

INTERNATIONAL AUTOMOBILE DIC/EXCESS LIABILITY

Excess/DIC, BI/PD (Combined Single Limit)	US $1,000,000
Medical Expenses	US $10,000
Hired and Non Owned Physical Damage-Each vehicle	US $2,500
Hired and Non Owned Physical Damage-Aggregate	US $10,000
Threshold Benefit	US $10,000

War or Terrorism Action Exclusion Applies

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
FOREIGN VOLUNTARY WORKER’S COMPENSATION/EMPLOYERS LIABILITY

Employers Liability:
Bodily Injury by accident/each accident	US $1,000,000
Bodily Injury by disease/policy limit	US $1,000,000
Bodily Injury by disease/each employee	US $1,000,000

Excess Repatriation:
Any One Employee	US $250,000
Annual Aggregate	US $500,000

US/Canadian Employees or Volunteers — State of Hire
Third Country Nationals — Country of Hire
Local Nationals-Employers Liability only

War or Terrorism Action Exclusion Applies

NON-OWNED AVIATION LIABILITY			National Union Fire Ins Co of Pittsburgh AV185591603	7/01/2007- 7/01/2009	$4,862
Single Limit Bodily Injury - Each Occurrence	$5,000,000
Medical Expense - Each Person	$5,000

Covers any non-owned aircraft (excluding rotorwing aircraft) with seating capacity not exceeding 30

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
ENVIRONMENTAL LIABILITY			Steadfast Ins. Co.	7/01/2007 -	$131,309
			PLC 2912311 03	7/01/2010
Plus applicable surplus lines taxes Includes TRIA charge of 1%
Each Loss	$15,000,000	$50,000 Each Loss
Total All Losses	$15,000,000

Coverage A: Third Party Environmental Liability
Coverage B: First Party Cleanup

Covered Properties - USA:
1. 11201 Armour, El Paso, TX (rear)	Retro Date 1/01/2001
2. 11201 Armour, El Paso, TX (front)	Retro Date 7/28/1998
3. 924 Newark Ave., Jersey City, NJ	Retro Date 7/28/1998
4. 10 New Road, Providence, RI	Retro Date 12/01/2001

Covered Properties - Mexico:
1. PAMI2, Flor de Loto Y Eglontinas, S/N Villaa Jardin, Cuidad Lerdo, Durango, Mexico				Retro Date 7/28/1998
2. PAMI 3 and 4 Periferico Libramiento, Gomez Palacio-Lerdo-KM 11, Cuidad Lerdo, Durango, Mexico				Retro Date 7/28/1998
3. Greater Durango (Laundry) Blvd, Jose Ma. Patoni no. 5000 L-19 y 20 Ciudad Industrial C.P. 34229 Durango Mexico				Retro Date 9/01/2000
4. Calzada Constitution y Calle Oaxaca San Luis Rios Colorad, Sonora Mexico				Retro Date 8/01/2002
5. Exportex; Calzada Constitution y Calle Oaxaca San Luis Rios Colorado, Sonora Mexico				Retro Date 8/01/2002

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
SURETY BONDS

Barneys New York, Inc. Bond #69943518	$1,000		Western Surety Co. #69943518	7/31/2007 - 7/31/2009	$175
City of New York

Kim M. O’Byrne-Rozman Notary Bond	$3,000		Travelers #103824237	6/25/2007 -	$100
#103824237 Commonwealth of PA				6/25/2011

Merlu Corporation Sales Use &	$10,500		Hartford Fire Ins. Co.	8/15/2008 -	$210
Consumer Tax Bond State of Nevada			#42BSBBE5396	8/15/2009

Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Massachusetts	$10,000		Fidelity & Deposit Co of MD #8823875	10/28/2007 -10/28/2008 Will be renewing for 08-09 Term	$100

Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Maine	$25,000		Fidelity & Deposit Co of MD #8823876	10/28/2007 -10/28/2008 Will be renewing for 08-09 Term	$150

Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Alabama	$10,000		Fidelity & Deposit Co of MD #8823877	10/28/2007 -10/28/2008 Will be renewing for 08-09 Term	$100

Victoria + Co., Ltd. Importer Bond	$200,000		Safeco Ins. Co. of America	6/08/2008 -6/7/2009	$1,000
			#50429006

Nine West Footwear Corp. Importer Bond	$6,400,000		Safeco Ins. Co. of America	5/06/2008 -5/5/2009	$32,000
			#070412005

Nine West Footwear Corp.	$200,000		Westchester Fire Ins. Co.	1/2/2008 -	$1,200

NOTICE:	This schedule is not intended in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

JONES APPAREL GROUP
2008-09 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Customs Bond			#071116005	1/2/2009

Jones Apparel Group USA, Inc. Customs Bond	$8,700,000		Safeco Ins. Co. of America	1/2/2008 -1/2/2009	$ 43,500
			#071212006

Jones Jeanswear Group, Inc. Customs Bond	$7,800,000		Fidelity & Deposit Co. of MD	1/2/2008 - 1/2/2009	$ 70,200
			#071213003

CONTRACTUAL INDEMNIFICATION (“LPT” FOR NINEWEST OHIO DWRF LIABILITITES	Unlimited		Illinois Union Ins. Co. (ACE) #RLOG2059707-0	10/01/00-Until Cancelled	$2,550,000 Plus $76,500 Surplus Lines Tax

No deductible

CONTRACTUAL INDEMNIFICATION (“LPT”) FOR NINEWEST WORKERS	A) $868,349		Nati’l Union Fire Ins Co. #1218486	06/15/00 - Until Cancelled	A) $675,000
COMPENSATION LIABILITIES	B) $9,407,000		Nat’l Union Fire Ins Co. #1218486		B) $4,655,000

No Deductible

A) Liberty Mutual claims from 5/24/95 to 6/30/96
B) CNA claims from 7/01/96 to 6/30/99

CONTRACTUAL INDEMNIFICATION FOR NINEWEST OHIO SELF-INSURED WORKERS COMPENSATION LIABILITIES (“LPT”)	$600,000		Starr Excess International Ins. Co. #1218485	06/15/00 - Until Cancelled	$340,000

No Deductible

Gates MacDonald Claims from 10/1/95 to 9/30/00

CONDEMNATION/LOSS OF RENTS INSURANCE	Not to exceed $450,888,588		Chubb Custom Ins. Co. 79475973	2/28/1997 - 3/1/2022	$265,200
Professional Liability Exclusion

NOTICE:	This schedule is not in any way to describe the coverage granted by any of the policies mentioned, but is solely for use in identifying the policies for audit purposes.

George Neeman
From: Joe Donnalley
Sent: Friday, April 10, 2009 1:43 PM
To: George Neeman
Subject: FW: ABL Facility — Insurance Due Diligence Information
Schedule VII. Insurance 1.
Below are a listing of Jones’s insurance policies and whether additional insured status is permitted under the respective policies.

	Additional Insured		Additional Insured
Policy	Status OK?	Policy	Status OK?
General Liability	Yes	Directors & Officers Liability - Primary $25M	No - No Insurable Interest
Business Auto	Yes	Directors & Officers Liability - $20M xs $25M	No - No Insurable Interest
Foreign Package	Yes	Directors & Officers Liability - $10M xs $45M	No - No Insurable Interest
Canada General Liability	Yes	Directors & Officers Liability - Side A Excess DIC	No - No Insurable Interest
Canada Business Auto	Yes	Not-for-Profit Protector - JNYITC	No - No Insurable Interest
Lead Umbrella $25M	Yes	Fiduciary Liability - Primary $15M	No - No Insurable Interest
Excess Liability $25M xs $25M	Yes	Fiduciary Liability -$10M xs $15M	No - No Insurable Interest
Excess Liability $25M xs $50M	Yes	Employment Practices Liability	No - No Insurable Interest
Excess Liability $25M xs $75M	Yes	Non-Owned Aviation	No - No Insurable Interest
Property	Yes	Special	No - No Insurable Interest
Marine Cargo	Yes	Surety	No - No Insurable Interest
Excess Marine Cargo	Yes	Workers Compensation	No - No Insurable Interest
4/10/2009

	Additional Insured		Additional Insured
Policy	Status OK?	Policy	Status OK?
Excess Earthquake	Yes
Environmental Liability	Yes	* TBD: TDI & Strike
Crime	Yes
Network Liability	Yes

*	Note: Holly Scott Russell will revert back to underwriters to determine protocol as respects TDI and Strike - Additional Insured Status Ok - Yes
Regards,
Joe
Joseph T. Donnalley
Treasurer and Senior Vice President,
Corporate Taxation and Risk Management
Jones Apparel Group, Inc.
180 Rittenhouse Circle
Bristol, PA 19007
(P): (215) 781-5468
(F): (215) 781-5473
E-Mail: jdonnalley@jny.com
4/10/2009

Schedule 3.15
Capitalization and Subsidiaries

	State/Country
	of	Type of	Shares	Shares Issued
Name of Corporation	Incorporation	Shares	Authorized	and Outstanding
Apparel Testing Services, Inc.	New Jersey	Common	1,000	100
Asia Expert Limited	Hong Kong	$HK	500,000	1,000
Energie Knitwear, Inc.	Delaware	Common	200	200
Exportex de Mexico, S.A. de C.V.	Mexico	Common	1,000	1,000
Jones Apparel Group,Inc.	Pennsylvania	Common	201,000,000	85,405,067*
Jones Apparel Group Canada, LP	Canada			Jones Canada, Inc.owns .1% and Jones Apparel Group Canada ULC owns 476 partnership units
Jones Apparel Group Canada ULC	Canada	Common	100,000,000	71,500
Jones Apparel Group Holdings, Inc.	Delaware	Common	1,000	1,000
Jones Apparel Group USA, Inc.	Delaware	Common	1,000	100
Jones Canada, Inc.	Canada	Common	Unlimited	100
Jones Distribution Corporation	Delaware	Common	200	200
Jones Holding Inc.	Delaware	Common	1,000	100
Jones International Limited	Hong Kong	Common	100	100
Jones Investment Co.Inc.	Delaware	Common	200	100
Jones Jeanswear Group, Inc.	New York	Common	15,000	10,000
(formerly known as		Preferred A	200,000	200,000
McNaughton Apparel Group Inc.)		Preferred B	100,000	100,000
Jones Management Service Company	Delaware	Common	1,000	1,000
Jones Retail Corporation	New Jersey	Common	1,000	100
L.E.I. Group, Inc.	Delaware	Common	200	200
Maxwell Footwear of California, Inc.	Delaware	Common	1,000	1,000
Nine West Accessories (HK) Limited	Hong Kong	Ordinary	10,000	2
Nine West Development Corporation	Delaware	Common	3,000	1,000
Nine West Footwear Corporation	Delaware	Common	3,000	1,000
Nine West Melbourne Pty. Ltd.	Australia	Ordinary	100,000	100
Rachel Roy IP Company LLC	Delaware	Membership Interests		Jones Investment Co. Inc. holds 50% membership interests; Royale Etenia LLC (a non- subsidiary Delaware LLC) holds 50% membership interests
Victoria + Co Ltd.	Rhode Island	Common	50,000	3,405

Schedule 3.18
Credit Card Arrangements
1. American Express

2. First Data (Visa/lMastercard) — Chase Merchant Services, LLC

3. Discover Financial Services

Schedule 6.01
Existing Indebtedness

JONES APPAREL GROUP, INC.
SCHEDULE OF DEBT
APRIL 4, 2009

		Oustanding
		Principal
Senior Notes:	Interest Rate	Balance
Jones Apparel Group USA, Inc.
4.25% $250 Million Senior Notes due 2009	4.250%	$249,971,233
5.125% $250 Million Senior Notes due 2014	5.125%	249,881,875
6.125% $250 Million Senior Notes due 2034	6.125%	249,624,155

Total JAG USA Senior Notes		$749,477,263

		Short Term	Long Term	Total
		Principal	Principal	Principal
Capital Leases:	Interest Rate	Balance	Balance	Balance
Jones Apparel Group USA, Inc.
Capital Leases (Equipment)	Various	$6,629	$16,525	$23,154

Jones Distribution Corporation
Capital Lease (Virginia warehouse)	Various	914,538	20,367,054	21,281,592

Jones Management Service Company
Capital Leases (Computer Equipment)	Various	1,428,293	719,895	2,148,188
Capital Lease (Bristol 180 building)	Various	544,701	7,657,090	8,201,791

Nine West Footwear Corporation
Capital Leases (Equipment)	Various	3,429	10,643	14,072

Total CAPITAL LEASES		$2,897,590	$28,771,207	$31,368,797

Schedule 6.02
Existing Liens

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Victoria & Co. Ltd	Rhode Island	2007 05692270		TRoFS Limited
All of the following property that has been sold or will be sold from time to time by Debtor to Secured Party pursuant to the terms and conditions of a Receivables Purchase Agreement between Debtor and Secured Party: (i) all right title and interest of the Debtor in, to and under any and all rights to present and future payments of amounts due and payable, whether due now or payable in the future, (including any entitlement to late payment interest) as a result of a contract or contracts between Debtor and [Kohl’s Department Stores] (“Customer”) for the supply of goods and/or services to Customer, whether or not earned by performance (“Accounts Receivable”), and the related obligations of Customer to pay an agreed amount in respect of such Accounts Receivable (“Payment Obligations”), in each case that Debtor sells to Secured Party; (ii) all right, title and interest of Debtor in, to and under selected actions of a Customer Managed Services Agreement governing Customer’s participation in the electronic workflow management, database and operational accounting system through which details and the status of all Accounts Receivables and the related Payment Obligations purchase by Secured Party shall be recorded, as amended or supplemented from time to time; and (iii) all proceeds of the foregoing.

Jones Apparel Group Canada Inc. (Jones Apparel Group Canada, LP)	Québec		02-0051618-0001	2411-7970 Quebec Inc.
The movable property, fixtures, furniture, equipment. Inventory and other movable property located in the lease premise situated as 3981 St-Laurent Boulevard, Suite 215, Montreal, Quebec [$20,000.00 with interest at prime rate plus 5%].

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Apparel Group Canada, LP	Québec		05-0290899-0004	Marcarko Ltée
The universality of all of the movable properties being from time to time located in the premises situated at 555 Chabanel Street West, Suite 510, Montreal, Quebec, H2N 2H8, including, without limitation, machinery, equipment, furniture, commercial layouts, inventory, merchandise, stock, claims and any insurance proceeds with respect of said property, as well as any similar property which could have been situated on the premises at any time whatsoever since the beginning of the term.

Jones Apparel Group Canada, LP	Ontario	649587942	20081029 1956 1531 9415	CBSC Capital	“Equipment” and “Other”

Jones Apparel Group Canada, LP	Ontario	616859991	20050711 1454 15306695	Toyota Credit Canada Inc.	“Goods”, “Equipment”, “Other”, “Motor Vehicle Included” and “Other” Motor Vehicle: VIN 5PVNC6JM252S10600

Jones Apparel Group Canada Inc.	Ontario	613207323	20050308 1435 16165885	Toshiba Finance	“Equipment” and “Other” Geeral Collateral Description: Photocopiers

McNaughton Apparel Group Inc.	New York	064102 200511081197831 200511101203196		Bank of America, N.A.	“Equipment” generally described as One Eighth (1/8th) Undivided Interest of a Beechjet 400A, s/n RK-305, N693TA with Two (2) Pratt & Whitney JT 15D-5 engines sin JA 0375 & JA 0374

Nine West Footwear Corporation	Delaware	41499526		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #B60402): IBM Equipment Type 9993 W14236 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (06/01/04)

Nine West Footwear Corporation	Delaware	41518960		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #B60402): IBM Equipment Type 9993

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral

W14236 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See DCC 9-505. (06/02/04)

Nine West Footwear Corporation	Delaware	2007 1635456		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-003; 005-0326136-004

Nine West Footwear Corporation	Delaware	2007 1716710		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-002

Nine West Footwear Corporation	Delaware	2007 3582722		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #005-0326136-006

Nine West Footwear Corporation	Delaware	2007 4051586		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-007

Nine West Footwear Corporation	Delaware	2007 4535083		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-009

Nine West Footwear Corporation	Delaware	2007 4699756		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-010

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Nine West Footwear Corporation	Delaware	2008 3316708		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-013

Nine West Footwear Corporation	Delaware	2009 00357779		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-014

Jones Apparel Group	New York	2004 02245145803		CIT Technology Financing Services, Inc.
Mita C2030 Copier Serial #T3000803 Mita 6300 Copier Serial #Z3004222 “plus all other types of office equipment and products, computers, security systems and other items of equipment now and hereafter leased to and/or financed for Debtor/Lessee by Secured Party/Lessor, and including all replacements, upgrades and substitutions hereafter occurring to all of the foregoing equipment and all now existing and future attachments, parts, accessories and add-ons for all of the foregoing items and types of equipment, and all proceeds and products thereof.”

Jones Apparel Group	New York	2008 02150130490		Timepayment Corporation	QTY 2 Pure Elegance Water Equipment PHSI S/N — 099099, 099087 QTY 1 Vertex Water Equipment Counter Top S/N — 0011254

Jones Management Service Company	Delaware	2007 0184225		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #D35443): IBM Equipment Type BFK889 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/15/07) UCC Log Number:

CPD00D35443 4758505

Jones Management Service Company	Delaware	2007 1948222 2008 0573251		Wells Fargo Equipment Finance, Inc.	Supplement # D00D56920

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	2007 2496494 20080151389		Wells Fargo Equipment Finance, Inc.	Supplement # D00D75384

Jones Management Service Company	Delaware	2007 3287975		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-03 0

Jones Management Service Company	Delaware	2007 3664561 20080151405		Wells Fargo Equipment Finance, Inc.	Supplement # D00F00000, D00F00036

Jones Management Service Company	Delaware	2007 3699898 2008 0151397		Wells Fargo Equipment Finance, Inc.	Supplement # D00F00014

Jones Management Service Company	Delaware	2007 3700522		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-035

Jones Management Service Company	Delaware	2008 0292654		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-040

Jones Management Service Company	Delaware	2008 0596872		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-041

Jones Management Service Company	Delaware	2008 1054558		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-042

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	2008 1336385		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-043

Jones Management Service Company	Delaware	2008 2371811		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-045

Jones Management Service Company	Delaware	2008 3481056		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-048

Jones Management Service Company	Delaware	2008 4172498		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-049

Jones Management Service Company	Delaware	4273703 1		Canon Financial Services, Inc.	Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#: MPH72340, License#: , Equip#: , Asset Detail: Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#:
MPH72305, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GI04044604, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GI04044598, License#: , Equip#: , Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR6000, Serial#:
NSN18982, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GK04063265, License#: , Equip#: , Asset Detail:

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6002086 7		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #C82088): IBM Equipment Type 2005 2145 3584 3588 9992 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/04/06)

Jones Management Service Company	Delaware	6000992 8		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #C82169): IBM Equipment Type 7014 7212 7 310 7316 9113 91199992 9SSR All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/03/06)

Jones Management Service Company	Delaware	5126421 8		Canon Financial Services, Inc.
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-016

Jones Management Service	Delaware	5063541 8		Canon Financial Services, Inc.
Equip Desc: Copier, Quantity: 1, Model: IR5020, Serial#:
JCT18773, License#: , Equip#: ,Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR4570, Serial#:
KFP01214, License#: , Equip#: ,Asset Detail:

Jones Management Service Company	Delaware	4364684 3		Canon Financial Services, Inc.
Equip Desc: Copier, Quantity: 1, Model: IR6000, Serial#:
NSN19711, License#: , Equip#: ,Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
IT04121322, License#: , Equip#: ,Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#:
MPH74934, License#: , Equip#: ,Asset Detail:

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6011309 2		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LC Supp1ement(s) #C84149): IBM Equipment Type 1740 1815 2101 3584 3589 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/11/06)

Jones Management Service Company	Delaware	6110766 3		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LC Supplement(s) #C92037): IBM Equipment Type BDP297 9SSR All addidons, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (04/03/06) UCC Log Number: CPD00C92037 4758505

Jones Management Service Company	Delaware	6366089 1		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-025

Jones Management Service Company	Delaware	6411257 9		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-026

Jones Management Service Company	Delaware	6362250 3		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #003-0176661-024

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6271768 4		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-022

Jones Management Service Company	Delaware	6434287 9		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-028

Existing Liens on Intellectual Property

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
Nine West Development Corporation	DAVID AND JOAN	1,508,301		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JD (stylized)	1,567,298		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN & DAVID	1,697,635		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN AND DAVID	1,263,011		Paragon Capital LLC	04/28/2000
		1,498,122		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN AND DAVID TOO	1,508,302		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN HELPERN	1,325,974		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JUST LIBBY	1,897,026		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Nine West Development Corporation	SAM & LIBBY (word)	1,778,203		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
		1,772,454		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Nine West Development Corporation	SAM & LIBBY logo	1,786,205		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
		1,646,905		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Jones Investment Co.Inc.	ALBERT NIPON	1,395,825		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ALBERT NIPON and design	1,042,953		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ALBERT NIPON SUITS	1,627,251		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ANNE KLEIN	1,613,344		Chase Manhattan Bank	07/15/1999
		1,738,435		Chase Manhattan Bank	07/15/1999
		1,016,890		Chase Manhattan Bank	07/15/1999
		1,006,943		Chase Manhattan Bank	07/15/1999
		1,074,926		Chase Manhattan Bank	07/15/1999
		1,049,090		Chase Manhattan Bank	07/15/1999

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
		1,046,318		Chase Manhattan Bank	0711511999
		1,052,858		Chase Manhattan Bank	07/15/1999
		1,611,081		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN II	1,573,264		Chase Manhattan Bank	07/15/1999
		1,425,808		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN RAINWEAR	1,410,608		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN and lion	1,511,071		Chase Manhattan Bank	07/09/1999
	head design
				Natwest Bank	02/17/1995
					12/29/1995
Jones Investment Co. Inc.	CODEBLEU	1,334,428		Fleet Bank	04/08/1997
				Republic National Bank of NY	03/20/1995
		1,634,872		Natwest Bank	02/17/1995
					12/29/1995
				Fleet Bank	04/08/1997
				Republic National Bank of NY	03/20/1995
Jones Investment Co. Inc.	COTTON SPIRIT	1,538,271		Foothill Capital Corp.*	08/06/2001
		854,224		Plaid Holdings Corp.†	10/20/1992
Jones Investment Co. Inc.	EVAN-PICONE	1,250,451		Plaid Holdings Corp.†	10/20/1992
		1,668,985		Plaid Holdings Corp.†	10/20/1992
Jones Investment Co. Inc.	G.V.Initials Design	1,171,375		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	GLORIA VANDERBILT	1,699,162		Nationsbanc Commercial Corp.	09/11/1997
	(signature)
		1,289,670		Nationsbanc Commercial Corp.	09/11/1997
		1,929,150		Nationsbanc Commercial Corp.	09/11/1997
		1,289,670		Nationsbanc Commercial Corp.	09/11/1997
		1,594,237		Nationsbanc Commercial Corp.	09/11/1997

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
		1,891,168		Nationsbanc Commercial Corp.	08/08/1997
		1,210,561		Nationsbanc Commercial Corp.	08/08/1997
Jones Investment Co. Inc.	KASPER	1,162,830		Chase Manhattan Bank	07/13/1999
		1,016,971		Chase Manhattan Bank	07/15/1999
		1.016,891		Chase Manhattan Bank	07/15/1999
		1,032,219		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.		1,052,859		Chase Manhattan Bank	07/15/1999
		1,050,741		Chase Manhattan Bank	07/15/1999
		1,046,317		Chase Manhattan Bank	07/15/1999
		1,074,925		Chase Manhattan Bank	07/15/1999
		1,371,374		Nationsbanc Commercial Corp.	09/11/1997
		1,350,752		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	Swan design	1,586,875		Nationsbanc Commercial Corp.	09/11/1997
		1,649,898		Nationsbanc Commercial Corp.	09/11/1997
		1,606,340		Nationsbanc Commercial Corp.	09/11/1997
		1,155,671		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	VANDERBILT	1,331,536		Nationsbanc Commercial Corp.	09/11/1997
GLORIA VANDERBILT
and design
Jones Investment Co. Inc.	VANDERBILT	1,333,913		Nationsbanc Commercial Corp	09/11/1997

†	General Electric Credit Corp. recorded two security interests but recorded only one release.

Schedule 6.04
Existing Investments
Jones Apparel Group, Inc. and Subsidiary Investments
Money Market Investments as of 5/1/09

Jones Apparel Group USA, Inc:
BOA Columbia Money Market Reserves 238	$34,138,899.03
Citibank Columbia Money Market Reserves 1807	19,245,216.53
Suntrust Federated Prime Obligations Fund 010	75,379,920.87
PNC Blackrock Temp Fund	17,204,456.06
Suntrust Federated Gmnt Obligations Fund 005	5,534,294.94
BOA Columbia Gmnt Reserves Trust Fund 233	78,370,717.90
Citibank Columbia Gmnt Reserves Trust Fund 1809	27,311,822.89
PNC Blackrock Fed Fund #30	41,527,018.30

Total	$298,712,346.52

Investment in GRI as of 4/24/09:
Jones Apparel Group Canada, L.P	$29,641,324

Total Investments	$29,641,324

Loans and Investments to Contractors as of 4/4/09:
Jones Apparel Group USA, Inc.	$5,250,000.00
Jones Apparel Group Canada, LP	464,112.00

Total Loans and Advances to Contractors	$5,714,112.00

Investment in Rachael Roy IP Company LLC as of 4/4/2009:
Jones Investment Co. Inc.	$28,927.00

Total Investment	$28,927.00

Schedule 6.05
Asset Sales
Potential sale, transfer or disposition of the ERIKA trademark.

Schedule 6.10
Existing Restrictions
1.	The Indenture

2.	Joint Venture Agreement with Royale Etenia to develop, market and license the brand Rachel Roy

3.	Shareholder Agreement with GRI

EXHIBIT A
FORM OF ASSIGNMENT AND ASSUMPTION

EXHIBIT A
ASSIGNMENT AND ASSUMPTION
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and ‘percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Credit Agreement (including Letters of Credit, Guarantees, and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate of /Approved Fund of [identify Lender]1]

3.	Borrowers:	Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel
Group USA, Inc., Jones Retail Corporation, Nine West Footwear Corporation, Energie Knitwear,
Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., L.E.I. Group, Inc., Nine West Development

[1]	Select as applicable.
Exhibit A

1

Corporation, Victoria + Co Ltd. and Jones Apparel Group Canada, LP.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:
The $650,000,000 Credit Agreement dated as of May 13, 2009 among the Borrowers, the other Loan Parties party thereto, the Lender Parties party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

6.	Assigned Interest:

Aggregate			Aggregate
Amount of	Amount of	Percentage	Amount of	Amount of	Percentage
U.S.	U.S.	Assigned of	Canadian	Canadian	Assigned of
Revolving	Revolving	U.S.	Revolving	Revolving	Canadian
Commitment	Commitment/	Revolving	Commitment/	Commitment/	Revolving
/Loans for all	Loans	Commitment/	Loans for all	Loans	Commitment
Lenders	Assigned	Loans[2]	Lenders	Assigned	/Loans[3]
$	$	%	$	$	%
$	$	%	$	$	%
$	$	%	$	$	%
Effective Date:                     , 20                     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Exhibit A

2

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

Exhibit A

3

Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By
Title:

Consented to: [NAME OF ISSUING BANK], as Issuing Bank
By:
Title:

[Consented to:][4] [JONES APPAREL GROUP, INC.]
By:
Title:

[4]	To be added only if consent of the Borrower Representative is required by the terms of the Credit Agreement.
Exhibit A

4

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
          1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
          1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to paragraph (a), (b) or (c) of Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Lender that is not a U.S. Person, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
          2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
Exhibit A

          3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.
          Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or PDF transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.
Exhibit A

EXHIBIT B
FORM OF OPINION OF BORROWERS’ COUNSEL

JONES APPAREL GROUP, INC.
May 13, 2009
To the Lenders and the Administrative
  Agent Referred to Below
c/o JPMorgan Chase Bank, N.A.,
  as Administrative Agent
270 Park Avenue
New York, NY 10017
Re: Credit Agreement dated as of May 13, 2009
          Ladies and Gentlemen:
          You have requested my opinion as General Counsel of Jones Apparel Group, Inc., a Pennsylvania corporation (“Jones”), in connection with (x) the Credit Agreement dated as of May 13, 2009 (the “Credit Agreement”), among Jones, Jones Apparel Group Holdings, Inc., a Delaware corporation (“Jones Holdings”), Jones Apparel Group USA, Inc., a Delaware corporation (“Jones USA”), Jones Retail Corporation, a New Jersey corporation (“Jones Retail”), Nine West Footwear Corporation, a Delaware corporation (“Footwear”), Energie Knitwear, Inc., a Delaware corporation (“Energie”), Jones Investment Co. Inc., a Delaware corporation (“JICO”), Jones Jeanswear Group, Inc., a New York corporation (“Jeanswear”), L.E.I. Group, Inc., a Delaware corporation (“LEI”), Nine West Development Corporation, a Delaware corporation (“NWDC”), Victoria + Co Ltd., a Rhode Island corporation (“Victoria” and, together with Jones, Jones Holdings, Jones USA, Jones Retail, Footwear, Energie, JICO, Jones Jeanswear, LEI and Development, the “U.S. Credit Parties”), Jones Apparel Group Canada, LP, an Ontario limited partnership (“Jones LP”), the lending institutions party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”); and (y) the Security Agreement dated as of May 13, 2009 (the “U.S. Security Agreement” and, together with the Credit Agreement, the “Transaction Documents”) among the U.S. Credit Parties, Apparel Testing Services, Inc., a New Jersey corporation (“Testing”), Jones Distribution Corporation, a Delaware corporation (“Distribution”), Jones Management Service Company, a Delaware corporation (“Management”) and Jones Holding Inc., a Delaware corporation (“Holding” and, together with Testing,
1411 BROADWAY, NEW YORK, NEW YORK   10018

May 13, 2009

Distribution and Management, the “U.S. Grantors”) and the Administrative Agent. This opinion is being delivered to you pursuant to Section 4.01(a) of the Credit Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
          In that connection, I have examined originals or copies certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary or appropriate for purposes of this opinion, including (i) the Credit Agreement, (ii) the U.S. Security Agreement, (iii) the Articles of Incorporation of the U.S. Credit Parties and the U.S. Grantors, and (iv) the By-laws of the U.S. Credit Parties and the U.S. Grantors.
          In rendering this opinion, I have assumed the due authorization, execution and delivery (x) of the Credit Agreement by all parties thereto except for the U.S. Credit Parties and (y) of the U.S. Security Agreement by all parties thereto except for the U.S. Credit Parties and the U.S. Grantors.
          Based on the foregoing and subject to the qualifications hereinafter set forth, I am of opinion as follows:
1.
Jones Holdings (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Jones Holdings and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Jones Holdings of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Jones Holdings.

2.
Jones USA (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Jones USA and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Jones USA of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Jones USA.

3.
Footwear (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Footwear and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Footwear of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Footwear.

4.
Energie (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Energie and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The

May 13, 2009

execution and delivery by Energie of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Energie.

5.
JICO (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by JICO and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by JICO of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by JICO.

6.
Jeanswear (i) is a corporation organized and validly subsisting under the laws of the State of New York, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Jeanswear and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Jeanswear of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Jeanswear.

7.
LEI (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by LEI and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by LEI of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by LEI.

8.
NWDC (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate’ power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by NWDC and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by NWDC of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by NWDC.

9.
Distribution (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Distribution and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Distribution of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Distribution.

10.	Management (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under

May 13, 2009

lease its property and to conduct its business as currently conducted by Management and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Management of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Management.

11.
Holding (i) is a corporation organized and validly existing under the laws of the State of Delaware, and (ii) has the requisite corporate power and authority to (a) own and hold under lease its property and to conduct its business as currently conducted by Holding and (b) enter into the Transaction Documents and perform its obligations under the Transaction Documents. The execution and delivery by Holding of the Transaction Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by Holding.

12.
Each U.S. Credit Party and U.S. Grantor is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, other than jurisdictions in which the failure to so qualify would not have a material adverse effect on such U.S. Credit Party or U.S. Grantor (as the case may be) and its subsidiaries taken as a whole.

13.
The execution and delivery by each U.S. Credit Party and Jones LP of the Credit Agreement and by each U.S. Credit Party, each U.S. Grantor and Jones LP of the U.S. Security Agreement, and the performance by each U.S. Credit Party, U.S. Grantor or Jones LP of its respective obligations under the Credit Agreement or the U.S. Security Agreement (as the case may be), will not (a) conflict with, result in a breach of or constitute a default under (i) the Articles of Incorporation or By-laws of such U.S. Credit Party or U.S. Grantor, as amended or restated and in effect on the date hereof, (ii) any law, rule or regulation of the United States of America, the State of New York or the General Corporation Law of the State of Delaware applicable to each such U.S. Credit Party, U.S. Grantor or Jones LP, (iii) to my knowledge, the terms of any indenture or other material agreement or instrument to which each U.S. Credit Party or U.S. Grantor is a party or by which its assets may be bound, provided that I give no opinion with respect to the terms of the Credit Agreement which prevent the U.S. Credit Parties from paying regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (other than the Existing Debt Securities and payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof or relating thereto) if, either immediately before or after giving effect to any such payment, any Default or Event of Default has occurred and is continuing or (iv) to my knowledge, any order or decree of any court or government agency or instrumentality applicable to any U.S. Credit Party, U.S. Grantor or Jones LP, or (b) result in or require the creation or imposition of any material Lien on any property of any of the U.S. Credit Parties, U.S. Grantors or Jones LP, other than pursuant to the U.S. Security Agreement. In connection with the foregoing, I point out that certain of the indentures, agreements and instruments referred to in clause (a)(iii) above may be governed by laws other than the laws of the State of New York. For purposes of the opinion expressed in this paragraph, however, I have assumed that all such indentures, agreements and instruments are governed by and would be interpreted in accordance with the laws of the State of New York. The 200,000 Preferred A voting shares and 100,000 Preferred B non-voting shares owned by Jones Apparel Group Canada ULC in Jeanswear have been delivered by Jones Apparel Group Canada ULC to the Administrative Agent.

May 13, 2009

14.
To my knowledge, no authorization, approval or other action by, and no notice to, consent of, order of or filing with, any United States Federal or New York governmental authority is required in connection with (a) the execution, delivery and performance of the Credit Agreement, by the U.S. Credit Parties or Jones LP, or (b) the execution, delivery and performance of the U.S. Security Agreement by the U.S. Credit Parties, the U.S. Grantors or Jones LP, other than (i) those that have been made or obtained and are in full force and effect, (ii) those filings required under the Securities Exchange Act of 1934, and (iii) filings with the relevant governmental authority in respect of the U.S. Security Agreement (or the Collateral described therein) pursuant to the Uniform Commercial Code, provided that I express no opinion as to the creation, attachment or perfection of any security interests purported to be granted pursuant to the U.S. Security Agreement.

15.
To my knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency or authority or arbitrator involving any of the U.S. Credit Parties, the U.S. Grantors or Jones LP or the business, assets or rights of any of the U.S. Credit Parties, the U.S. Grantors or Jones LP (i) that purports to affect the legality, validity or enforceability of the Credit Agreement or the U.S. Security Agreement, or (ii) except as disclosed in Schedule 3.06 of the Credit Agreement, as to which there is a reasonable probability of an adverse determination and which, if adversely determined, could in my reasonable judgment be expected to have a material adverse effect on the ability of the U.S. Credit Parties, the U.S. Grantors or Jones LP, individually or in the aggregate, to perform their respective obligations under the Credit Agreement or the U.S. Security Agreement (as the case may be).

          I am admitted to practice in the State of New York, and I express no opinion as to any matters governed by any law other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.
          This opinion is rendered only to the Administrative Agent and the Lenders and their permitted transferees under the Credit Agreement and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by any other person or for any other purpose, or used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours, Ira M. Dansky General Counsel

May 13, 2009
Jones Apparel Group
Credit Agreement dated as of May 13, 2009
Ladies and Gentlemen:
          We have acted as special New York counsel to Jones Apparel Group, Inc., a Pennsylvania corporation (“Jones”), Jones Apparel Group Holdings, Inc., a Delaware corporation (“Jones Holdings”), Jones Apparel Group USA, Inc., a Delaware corporation (“Jones USA”), Jones Retail Corporation, a New Jersey corporation (“Jones Retail”), Nine West Footwear Corporation, a Delaware corporation (“Footwear”), Energie Knitwear, Inc., a Delaware corporation (“Energie”), Jones Investment Co. Inc., a Delaware corporation (“Jones Investment”), Jones Jeanswear Group, Inc., a New York corporation (“Jones Jeanswear”), L.E.I. Group, Inc., a Delaware corporation (“LEI”), Nine West Development Corporation, a Delaware corporation (“Development”), Victoria + Co Ltd., a Rhode Island corporation (“Victoria” and, together with Jones, Jones Holdings, Jones USA, Jones Retail, Footwear, Energie, Jones Investment, Jones Jeanswear, LEI and Development, the “Borrowers”) and Jones Apparel Group Canada, LP, an Ontario limited partnership (“Jones Canada”) in connection with (a) the Credit Agreement dated as of May 13, 2009 (the “Credit Agreement”) among the Borrowers, Jones Canada, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (the “Administrative Agent”) and JPMorgan Chase Bank, N.A. and General Electric Capital Corporation as joint collateral agents (the “Joint Collateral Agents”) and (b) the Pledge and Security Agreement dated as of as May 13, 2009 (the “U.S. Security Agreement”), among the Borrowers, Apparel Testing Services, Inc., a New Jersey corporation (“Testing”), Jones Distribution Corporation, a Delaware corporation (“Distribution”), Jones Management Service Company, a Delaware corporation (“Management”) and Jones Holding Inc., a Delaware corporation (“Holding”, and together with Testing, Distribution and Management, the “Grantors”; the Borrowers and the Grantors are herein referred to as the “U.S. Loan Parties”; Jones Canada and the U.S. Loan Parties are herein referred to as the “Loan Parties”) and the Administrative Agent. This opinion is being delivered to you pursuant to Section 4.01(a) of the Credit

2

Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
          In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion, including (i) the Credit Agreement, (ii) the U.S. Security Agreement, (iii) the Copyright Security Agreement dated as of May 13, 2009 (the “Copyright Security Agreement”), among Development, Management, Jones Investment, Jones USA, Jeanswear and the Administrative Agent, (iv) the Indenture dated as of November 22, 2004 among Jones, Jones Holdings, Jones USA, Footwear and Retail, as issuers, and SunTrust Bank, as trustee (as amended pursuant to the supplemental indenture dated as of April 15, 2009, the “Indenture”), (v) the UCC-1 financing statement naming Jones Jeanswear as debtor and the Administrative Agent as secured party, attached as Exhibit 1 hereto, together with all schedules and exhibits to such financing statement, filed in the Office of the Secretary of State of the State of New York (such filing office the “New York Filing Office” and such financing statement, the “New York Financing Statement”), (vi) the Certificate of Incorporation of Jones Jeanswear, as amended, (vii) the By-laws of Jones Jeanswear, (vii) resolutions adopted by the Board of Directors of Jones Jeanswear on May 8, 2009 and (viii) a certificate dated as of the date hereof, from officers of each of the U.S. Loan Parties (the “Officer’s Certificate”), attached as Exhibit 2 hereto. The documents described in clauses (i), (ii), (iii) and (iv) of the previous sentence are referred to collectively as the “Documents Reviewed”; the documents described in clauses (i), (ii) and (iii) of the previous sentence are referred to collectively as the “Transaction Documents”.
          We have relied, with respect to factual matters, on the representations and warranties of the Loan Parties contained in the Documents Reviewed and have assumed compliance by the Loan Parties with the terms of the Documents Reviewed.
          In rendering our opinion, we have assumed the genuineness of all signatures, the due existence of each Loan Party not organized under the laws of the State of New York, that each party to the Documents Reviewed (other than Jones Jeanswear) has the power and authority to execute and deliver, and perform its obligations under, the Documents Reviewed, the due authorization, execution and delivery of the Documents Reviewed by all parties thereto (other than Jones Jeanswear), the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.
          Based on the foregoing and subject to the qualifications set forth in this opinion, we are of opinion as follows:
          1. Based solely on a certificate from the Secretary of State of the State of New York, Jones Jeanswear is a corporation duly organized and subsisting under the laws of the State of New York. Jones Jeanswear has all necessary corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution and delivery by Jones Jeanswear of the Transaction

3

Documents, the performance of its obligations under the Transaction Documents and the grant by it of security interests pursuant to the U.S. Security Agreement have been duly authorized by all requisite corporate action on the part of Jones Jeanswear. Jones Jeanswear has duly executed and delivered the Transaction Documents.
          2. Each of the Transaction Documents constitutes the legal, valid and binding obligation of each of the Loan Parties party thereto, enforceable against each such Loan Party signatory thereto in accordance with its terms (including with respect to the rates of interest that are legally chargeable and collectible), subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law. With respect to the foregoing opinion, (i) insofar as provisions contained in the Transaction Documents provide for indemnification or limitations on liability, the enforceability thereof may be limited by public policy considerations, (ii) the availability of a decree for specific performance or an injunction is subject to the discretion of the court requested to issue any such decree or injunction, (iii) we express no opinion as to the effect of the laws of any jurisdiction other than the State of New York where any Lender may be located or where enforcement of the Transaction Documents may be sought that limit the rates of interest legally chargeable or collectible and (iv) certain provisions of the U.S. Security Agreement are or may be unenforceable in whole or part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the U.S. Security Agreement or the liens and security interests purported to be created by the U.S. Security Agreement, and the U.S. Security Agreement contains adequate provisions for the practical realization of the principal rights and benefits intended to be afforded thereby.
          3. The provisions of the U.S. Security Agreement are effective to create in favor of the Administrative Agent for the benefit of the Lender Parties, as security for the payment of the Secured Obligations, a security interest in such of the Collateral as constitutes “accounts”, “chattel paper”, “deposit accounts”, “documents”, “equipment”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property” and “letter of credit rights” within the meaning of the Uniform Commercial Code of the State of New York as in effect on the date hereof (the “New York UCC”) (such of the Collateral being hereinafter referred to as the “Specified UCC Collateral” and the Specified UCC Collateral other than Collateral that constitutes “deposit accounts”, “letter of credit rights” or “fixtures” (as defined in Section 9-102 of the New York UCC) being herein referred to as the “UCC Filing Collateral”), to the extent that the creation of security interests in the Specified UCC Collateral is governed by the New York UCC.
          4. The New York Financing Statement is in proper form for filing in the State of New York. Upon the filing and proper indexing of the New York Financing Statement in the New York Filing Office, describing the UCC Filing Collateral, the security interest granted to the Administrative Agent in the UCC Filing Collateral described in the New York Financing Statement will be perfected, to the extent perfection

4

is governed by the New York UCC and may be accomplished by the filing in the State of New York of financing statements under the New York UCC.
          The opinion expressed in this paragraph 4 is based on the assumption that all filings and recordings necessary to maintain the effectiveness of the New York Financing Statement will be made, including without limitation (i) continuation statements and (ii) such other statements as may be required by (x) any change in name, identity or corporate structure of Jones Jeanswear or the Administrative Agent or (y) any change in the location of Jones Jeanswear.
          5. Upon delivery to and the continued possession by the Administrative Agent in the State of New York of all certificates evidencing the Pledged Collateral (as defined in the U.S. Security Agreement) described in Schedule F of the U.S. Security Agreement and pledged on the date hereof under the U.S. Security Agreement that constitute certificated securities within the meaning of Article 8 of the New York UCC (the “Pledged Certificates”), issued or endorsed in the name of the Administrative Agent or in blank or together with stock powers properly executed in the name of the Administrative Agent or in blank with respect thereto, the security interest in favor of the Administrative Agent for the benefit of the Lender Parties in such Pledged Certificates will be perfected.
          Upon the taking of possession and the continued possession by the Administrative Agent in the State of New York of all promissory notes and instruments described in Schedule F attached to the U.S. Security Agreement and pledged on the date hereof under the U.S. Security Agreement that constitute instruments within the meaning of Article 9 of the New York UCC (the “Pledged Instruments”), the security interest in favor of the Administrative Agent for the benefit of the Lender Parties in such Pledged Instruments will be perfected.
          The opinions expressed in this paragraph 5 are based on the assumption that the Administrative Agent has obtained control (for purposes of Article 9 of the New York UCC) of, and the Lender Parties have acquired their security interest in, the Pledged Certificates and the Pledged Instruments for value. For purposes of the foregoing sentence, the term “value” shall have the meaning given to such term in the New York UCC.
          6. The execution and delivery by each of the U.S. Loan Parties of the Transaction Documents to which it is a party, the performance by each of the U.S. Loan Parties of its obligations thereunder and the grant by each U.S. Loan Party of security interests pursuant to the U.S. Security Agreement do not result in a breach of or constitute a default under the express terms and conditions of the Indenture. Our opinion in the preceding sentence relating to the Indenture does not extend to (i) compliance with any financial or accounting ratio or any limitation in any contractual restriction expressed as a financial, accounting or dollar amount (or an amount expressed in another currency or by reference to calculations based upon financial or accounting data) and (ii) any breach of or default under the Indenture attributable to compliance with the terms of Section 6.08(b) of the Credit Agreement.

5

          7. No authorization, approval or other action by, and no notice to, consent of, order of or filing with, any United States Federal or New York State governmental authority is required to be made or obtained by Jones Jeanswear in connection with the execution, delivery and performance by Jones Jeanswear of the Transaction Documents, other than (i) those that have been made or obtained and are in full force and effect or as to which the failure to be made or obtained or to be in full force and effect should not result, individually or in the aggregate, in a material adverse effect on Jones and its Subsidiaries, taken as a whole, (ii) such registrations, filings and approvals under Federal or state laws as may be necessary in connection with the exercise of remedies or sale of Collateral or the granting of additional security interests or guarantees pursuant to the Transaction Documents, (iii) such registrations, filings or approvals that are required in order to perfect or record security interests granted under the Transaction Documents and (iv) such registrations, filings and approvals that may be required because of the legal or regulatory status of any Lender or because of any other facts specifically pertaining to any Lender.
          8. Assuming that the Borrowers comply with the provisions of the Credit Agreement relating to the use of proceeds of the Loans, the making of the Loans under the Credit Agreement on the date hereof does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
          9. Based solely on the Officer’s Certificate, none of the U.S. Loan Parties is required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          10. Our opinions expressed in paragraphs 3, 4, 5 and 6 are further qualified as follows:
          (a) we express no opinion as to (i) rights in or title to the Collateral held by any Loan Party or (ii) the completeness or accuracy of the description in such documents of any Collateral;
          (b) we express no opinion as to the creation or perfection of any security interests (i) in any item of Collateral other than the Pledged Certificates, the Pledged Instruments, and (as to creation and, solely with respect to the UCC Filing Collateral described in the New York Financing Statement, perfection) the Specified UCC Collateral, (ii) in any item of Collateral that is expressly excluded from the application of the New York UCC pursuant to Section 9-109 thereof or (iii) in any item of Collateral that is subject to (x) a statute or treaty of the United States that provides for a national or international registration or a national or international certificate of title for the perfection of a security interest therein or that specifies a place of filing different from that specified in the New York UCC for filing to perfect such security interest or (y) a certificate of title statute;
          (c) the security interests in proceeds of the Specified UCC Collateral and the perfection and continuation of perfection of the security interests in proceeds

6

of the Specified UCC Collateral are limited to the extent set forth in Section 9-315 of the New York UCC;
     (d) in the case of property that becomes Collateral after the date hereof, Section 552 of Title 11 of the United States Code (the “Bankruptcy Code”) limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;
     (e) we express no opinion as to the validity or enforceability of any security interest in goods (as defined in the New York UCC) that have been bought by a buyer in the ordinary course of business (as defined in Section 1-201 of the New York UCC);
     (f) we express no opinion as to perfection of any security interest in “deposit accounts”, “letter of credit rights” or any “equipment” that is a “fixture”;
     (g) we express no opinion regarding any copyrights, patents, trademarks, service marks or other intellectual property, the proceeds thereof, or money due with respect to the lease, license or use thereof except to the extent Article 9 of the New York UCC may be applicable to the foregoing, and we express no opinion as to the effect of any Federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein;
     (h) we express no opinion as to security interests in any item of Collateral subject to any restriction on or prohibition against assignment or transfer contained in or otherwise applicable to such item of Collateral or any contract, agreement, license, permit, security, instrument or document constituting, evidencing or relating to such item, except to the extent that any such restriction or prohibition is rendered ineffective pursuant to any of Sections 9-406 through 9-409, inclusive, of the New York UCC. We note that even though the New York UCC may render such a restriction or prohibition ineffective for purposes of creation or perfection of a security interest, nonetheless, in many cases, such a security interest may represent only limited rights in the related items of Collateral and be subject to various restrictions (including restrictions on rights of use, assignment and enforcement);
     (i) we express no opinion as to any Collateral constituting claims against any government or governmental agency, including any Collateral that is subject to the Federal Assignment of Claims Act;
     (j) we note that certain issuers of the Pledged Certificates are organized under the laws of jurisdictions outside the United States of America, and, accordingly, it may be necessary to comply with the laws of such jurisdictions properly to create, perfect, maintain, enforce or preserve the priority of a security

7

interest in any such Pledged Certificates and we express no opinion with respect to whether or to what extent the New York UCC would govern the creation, perfection or priority of a security interest in any such Pledged Certificates or the effect, if any, of the laws of such jurisdictions on the rights of a secured party in such Pledged Certificates;
     (k) we express no opinion as to the priority of any security interest created under the Transaction Documents; and
     (l) we have assumed that each item of Pledged Instruments consisting of instruments (as defined in Section 9-102(a)(47) of the New York UCC) is represented by only one original document.
          We express no opinion herein as to any provision in any Transaction Document that (a) relates to the subject matter jurisdiction of any Federal court of the United States of America, or any Federal appellate court, to adjudicate any controversy related to the Transaction Documents (such as the provision found in Section 9.09 of the Credit Agreement), (b) contains a waiver of an inconvenient forum (such as the provision found in Section 9.09 of the Credit Agreement), (c) relates to a right of setoff in respect of purchases of interests in loans (such as the provision found in Section 2.18 of the Credit Agreement) or with respect to parties that may not hold mutual debts (such as the provision found in Section 9.08 of the Credit Agreement), (d) provides for liquidated damages, (e) relates to the waiver of rights to jury trial (such as the provision found in Section 9.10 of the Credit Agreement), (f) relates to governing law to the extent that it purports to affect the choice of law governing perfection and the effect of perfection and non-perfection of security interests or (g) relates to any arrangement or similar fee payable to any arranger (including the Joint Lead Arrangers and the Administrative Agent) of the commitments or loans under the Credit Agreement or any fee not set forth in the Transaction Documents. We also express no opinion as to (i) the enforceability of the provisions of any Transaction Document to the extent that such provisions constitute a waiver of illegality as a defense to performance of contract obligations or any other defense to performance which cannot, as a matter of law, be effectively waived, (ii) whether a state court outside the State of New York, a Federal court of the United States or a court in a jurisdiction outside the United States would give effect to the choice of New York law provided for in the Transaction Documents, (iii) with respect to any Loan Party organized under the laws of the State of Delaware, the effect of any provision in the certificate of incorporation of such Loan Party of the type permitted by Section 102(b)(2) of the General Corporation Law of the State of Delaware or (iv) compliance with, or the application or effect of, Federal or state securities laws or regulations (except to the extent set forth in paragraph 8) to which any Loan Party or any of their subsidiaries is subject or the necessity of any authorization, approval or action by, or any notice to, consent of, order of, or filing with, any governmental authority, pursuant to any such laws or regulations. We note that (x) a New York statute provides that with respect to a foreign currency obligation, a court of the State of New York will render a judgment or decree in such foreign currency and such judgment or decree will be converted into currency of the United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (y) with respect to a foreign currency obligation, a United

8

States Federal court in New York may award judgment in Dollars, and we express no opinion as to the rate of exchange such court would apply.
          We understand that you are satisfying yourselves as to the status under Section 548 of the Bankruptcy Code and applicable state fraudulent conveyance laws, of the obligations of the U.S. Loan Parties under the Transaction Documents and we express no opinion thereon.
          We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal laws of the United States of America.
          This opinion is rendered only to the Administrative Agent, the Joint Collateral Agents, the Syndication Agent, the Documentation Agents and the Lenders and their permitted assigns under the Credit Agreement and is solely for their benefit in connection with the transactions evidenced by the Transaction Documents. We are opining as to the matters herein only as of the date hereof, and, while you are authorized to deliver copies of this opinion to such permitted assigns and they are permitted to rely on this opinion, the rights to do so do not imply any obligation on our part to update this opinion. This opinion may not be relied upon by any other person or for any other purpose, or used, circulated, quoted or otherwise referred to for any other purpose.
Very truly yours,
/s/ CRAVATH, SWAINE & MOORE LLP

Cravath, Swaine & Moore LLP
JPMorgan Chase Bank, N.A., as Administrative Agent,
JPMorgan Chase Bank, N.A. and General Electric Capital Corporation, as Joint
Collateral Agents,
Citibank, N.A., as Syndication Agent,
Bank of America, N.A., Wachovia Bank, National Association and SunTrust Bank, as
Documentation Agents and
Each of the Lenders referred to above
     In care of JPMorgan Chase Bank, N.A.,
     as Administrative Agent
           270 Park Avenue
                 New York, NY 10017

Exhibit 1
[Financing Statement Attached]

Exhibit 2
[Form of Officer’s Certificate Attached]

EXHIBIT C
FORM OF BORROWING BASE CERTIFICATE

JONES APPAREL — BORROWING BASE REPORT
Obligor Number:	Rpt #
Loan Number:	Date	Initial calculation as of April 18,2009
Period Covered: to

COLLATERAL CATEGORY
Description	USA	Canada	Consolidated
1 CC AR Availability (CC AR worksheet — cell F16)	—
2 Domestic AR Availability (AR worksheet — cell 137)	—
3 Foreign A/R Availability (AR worksheet — cell 140)	—
4 Sub-Limit	5,000,000
5 Effective Foreign AR Availability (the lesser of lines 3 or 4)	—
6 Domestic Licensee AR Availability (Licensee AR worksheet — cell D22)	—
7 Sub-Limit	10,000,000
8 Effective Domestic Licensee AR Availability (the lesser of lines 6 or 7)	—
9 Foreign Licensee AR Availability (Licensee AR worksheet — cell D42)	—
10 Sub-Limit	5,000,000
11 Effective Foreign Licensee AR Availability (the lesser of lines 9 or 10)	—
12 GRI AR Availability (GRI AR worksheet — cell G16)	—
13 Sub-Limit	15,000,000
14 Effective GRI AR Availability (the lesser of lines 12 or 13)	—
15 Gross Inventory (INV worksheet — cell J13)	—
16 In-Transit Inventory and other (INV worksheet — cells J14 and J15)	—
17 Total Inventory Collateral (INV worksheet — cell J16)	—
18 Total Inventory Ineligibles (INV worksheet — cell J36)	—
19 Total Eligible INV (INV worksheet — cell J37)	—
20 Effective Advance Rate (INV worksheet — cell J40)	—
21 Inventory Availability (INV worksheet — cell J44)	—
22 Total US Collateral Availability	—
23 Reserves — Gift Cards at 50%
24 Reserves — Rewards Pass at 50%
25 Reserves — Merchandise Credits at 100%
26 Reserves — Rent (2 months in PA, WV, WA)
27 Reserves — Citi Open Account Reserve
28 Net US Collateral Availability	—
29 Canadian CC AR Availability (Canada CC AR worksheet — cell D16)
30 Canadian AR Availability (Canada worksheet — cell C37)
31 Canadian Inventory Availability (Canada worksheet — cell E43)
32 Total Reserves (Canada worksheet — cell___)
33 Total Canadian Availability
34 Total US and Canadian Availability
35 Revolver Line	650,000,000	25,000,000	650,000,000
36 Maximum Borrowing Limit (lesser of lines 28 or 29)	—	—	—
37 Suppressed Availability	—	—	—
LOAN STATUS
38 Previous Loan Balance (Previous Report Line 41)	—	—	—
39 Less: A. Net Collections	—	—	—
B. Adjustments/Other_____	—	—	—
40 Add: A. Request for Funds	—	—	—
B. Adjustments/Other_____	—	—	—
41 New Loan Balance		—	—

42 Letters of Credit/Bankers Acceptance Outstanding		—	—
43 Availability	—	—	—

44 Canadian US Borrowing Base Utilization	—	—
45 Net Availability	—	—

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement (“Agreement”) among JPMorgan Chase Bank, N.A. (“Chase”), Jones Apparel Group, Inc. (the “Borrower Representative”) and the other Loan Parties, Borrower Representative is executing and delivering to Chase this Collateral Report accompanied by supporting data (collectively referred to as the “Report”). Borrower Representative, on behalf of the Borrowers, represents and warrants to Chase that this Report is true and correct, and is based on information contained in Borrower’s own financial accounting records. Borrower Representative, on behalf of the Borrowers, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies that on this ____ day of _____, 20___, that the Borrowers are in compliance with said Agreement.
BORROWER NAME:

Credit Cards Accounts Receivable
Eligibility Calculation

	JRC	Total
Gross Credit Card AR

Ineligibles:
Return Reserve
Other	—	—

Total Ineligibles:	—	—

Eligible Credit Card AR	—	—

Advance Rate	90%	90%

Credit Card AR Availability	$—	$—

Accounts Receivable
Eligibility Calculation

	Nine West	Victoria	JAG	JJG	Adjustment	Total
Roll-Forward:
1 Beginning Balance, $
2 Additions to Collateral (Gross Sales)	—	—	—	—	—	—
3 Other Additions (if any — specify)	—	—	—	—	—	—
4 Deductions to Collateral (Cash Received)	—	—	—	—	—	—
5 Deductions to Collateral (Discounts, other)	—		—	—	—	—
6 Deductions to Collateral (Credit Memos, all)	—	—	—	—	—	—
7 Other non-cash credits to A/R	—	—	—	—	—	—
8 Total Ending Collateral Balance	—	—	—	—	—	—
Ineligibles:
9 Less Ineligible - 90 days past invoice date						—
10 Add back: 90-120 for specified customers <$30 million						—
11 Less Ineligible — Credits in Past Due						—
12 Less Ineligible — Cross-age (50%)						—
13 Less Ineligible — Foreign						—
14 Less Ineligible — GRI						—
15 Less Ineligible — Government AR > $7.5 million						—
16 Less Ineligible — Co-Op Advertising						—
17 Less Ineligible — Returns						—
18 Less Ineligible — Markdown/Allowance/Discount Reserve						—
19 Less Ineligible — Employee/Officers/Sales Reps						—
20 Less Ineligible — Intercompany/Affiliates						—
21 Less Ineligible — Chargebacks						—
22 Less Ineligible — Bankrupt Customers						—
23 Less Ineligible — Unapplied Cash						—
24 Less Ineligible — FOB terms shipments						—
25 Less Ineligible — Customer concentration						—
26 Less Ineligible — Kohls AR						—
27 Total Ineligibles — Accounts Receivable	—	—	—	—	—	—
28 Total Eligible Domestic Accounts Receivable	—	—	—	—	—	—
29 Advance Rate	85%	85%	85%	85%	85%	85%
30 Domestic Accounts Receivable Availability	—	—	—	—	—	—
31 Foreign Accounts Receivable — allowed countries		—	—	—	—	—
32 Advance Rate	35%	35%	35%	35%	35%	35%
33. Foreign Accounts Receivable Availability	—	—	—	—	—	—

Licensee Accounts Receivable
Eligibility Calculation

Domestic

Total, excluding GRI

Ineligibles:
Foreign (excluding Canada and GRI)
Unearned
Over 90 days past invoice date
owed by JRC
Total Ineligibles	—

Eligible Domestic Licensee A/R	—
Advance Rate	80%
Available Domestic Licensee A/R	$—

Foreign Licensee AR
Industrius Piagui — Spain
Licensee B (country)	—
Licensee C (country)	—
Licensee D (country)	—

Total	—

Ineligibles:	—
X	—
Y	—
Z	—
Total Ineligibles:	—

Eligible Foreign Licensee A/R	—

Advance Rate	35%
Available Foreign Licensee A/R	$—

GRI Accounts Receivable (Other than GRI Licensee AR)
Eligibility Calculation

	JAG	JJG	NW	Victoria	Licensing	Total
Gross GRI AR						$—
Ineligibles:
Past Due (90 days past invoice date)						—
Past Due (60 days past due date for licensing only)						—

Total Ineligibles	—	—	—	—	—	—

Eligible GRI AIR	—	—	—	—	—	—
Advance Rate	35%	35%	35%	35%	35%	35%
Available GRI A/R	$—	$—	$—	$—	$—	$—

Inventory
Eligibility Calculation

Wholesale Inventory
	Nine West	Victoria	JAG	JJG	Total WS	Retail US	Total
Roll-Forward:
Beginning Balance, $					—		—
Additions to Collateral (Gross Purchases)	—	—	—	—	—	—	—
Other Additions (if any — specify)	—	—	—	—	—	—	—
Deductions to Collateral	—	—	—	—	—		—
Deductions to Collateral		—	—	—	—	—	—
Deductions to Collateral	—	—	—	—	—	—	—
Other non-cash credits	—	—	—	—	—		—
Total Ending Inventory Balance	—	—	—	—	—	—	—
Add: In-Transit Inventory (Balance Sheet Amount)						—	—
Other (if any) — FOB destination inventory	—	—	—	—	—	—	—
Total lnventory:	—	—	—	—	—	—	—
Ineligibles:
Less Ineligible — RM					—	—	—
Less Ineligible — WIP					—	—	—
Less Ineligible — Supplies					—	—	—
Less Ineligible — International drop ships					—	—	—
Less Ineligible — Jobber inventory-waitinq for inspection					—	—	—
Less Ineligible — Overhead					—	—	—
Less Ineligible — Intercompany elimination					—		—
Less Ineligible — In-transit reserves					—		—
Less Ineligible — DamaQes reserve					—		—
Less Ineligible — Shrinkage reserve					—		—
Less Ineligible — Finished goods reserve					—		—
Less Ineligible — Favorable variance					—		—
Less Ineligible — Duty variance					—		—
Less Ineligible — Freight & handling variance					—		—
Less Ineligible — Packaways					—
Less Ineligible — FOB destination > $2 million					—	—	—
Less Ineligible — Discontinued divisions					—	—	—
Less Ineligible — Licensed products					—	—	—
Total Ineligibles Inventory	—	—	—	—	—	—
Total Eligible Inventory	—	—	—	—	—	—
NOLV (from the latest available appraisal)	70.1%	61.1%	75.9%	71.9%		84.7%
Advance Rate	85.0%	85.0%	85.0%	85.0%		85.0%
Effective Advance Rate — NOLV	59.6%	51.9%	64.5%	61.1%	#DIV/0!	72.0%	#DIV/0!
Alternate advance rate	75.0%	75.0%	75.0%	75.0%		75.0%
Use lesser of Effective or alternative rate	59.6%	51.9%	64.5%	61.1%		72.0%
Inventory Availability	—	—	—	—	—	—

Accounts Receivable
Eligibility Calculation
Macy’s and Wal-Mart Concentration CAP

	Nine West	Victoria	JAG	JJG	Total

Eligible Trade AR before concentration calculation					—

Macy’s Customers Gross:					—
Macy’s Midwest (SAP customer #10000421)					—
Macy’s Central (SAP customer #10000467)					—
Macy’s Northwest (SAP customer #10000468)					—
Macy’s Florida (SAP customer #10000469)					—
Macy’s East (SAP Customer #10000470)					—
Macy’s West (SAP customer #10000476)					—
Macy’s North (SAP customer #10000882)					—
Macy’s South					—
Bloomingdales (SAP customer #10000912)					—
Macy’s. Com (SAP Customer #10000926)					—
Bloomingdales by mail (SAP customer #10001172)					—

Total Macy’s Gross AR	—	—	—	—	—

Macy’s Ineligible Adjustments:					—
90 days past invoice date					—

Chargebacks < 90 days					—
Parked documents *					—
Return Chargebacks *					—
Discount Chargebacks *					—
MD Allowance Chargebacks *					—
Co-op Allowance Chargebacks *					—

	Nine West	Victoria	JAG	JJG	Total

Total Net chargebacks	—	—	—	—	—
Discount Reserve					—
Returns Reserve					—
Allowances Reserve					—
Co-op Reserve					—

Total Macy’s Ineligible Adjustments	—	—	—	—	—

Total Macy’s AR subject to concentration CAP	—	—	—	—	—

CAP %					30%
CAP Amount					—

Ineligible Amount					—

Wal-Mart Customers:
Wal-Mart USA (SAP customer #10000048)					—
Wal-Mart Canada (SAP customer #10000308)					—
Sam’s Club (SAP customer #10000491)					—

Total Wal-Mart Customers	—	—	—	—	—

CAP %					30%
CAP Amount					—

Ineligible Amount					—

Combined Macy’s/Wal-Mart					—
Percentage of total					#DIV/0!
50% limit of total eligible A/R					—
Amount over limit					—
Greater of amount over 50% or totals from above					—

*	— Chargebacks were added back to increase the eligible AR on the original Eligibility calculation. They need to be reduced on the concentration calculation.

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

EXHIBIT D
COMPLIANCE CERTIFICATE
To: The Lenders parties to the
        Credit Agreement Described Below
     This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of May 13, 2009 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., Jones Retail Corporation, Nine West Footwear Corporation, Energie Knitwear, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., L.E.I. Group, Inc., Nine West Development Corporation Victoria + Co Ltd and Jones Apparel Group Canada, LP (the “Borrowers”), the other Loan Parties, the Lender Parties party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES, ON ITS BEHALF AND ON BEHALF OF THE BORROWERS, THAT:
     1. I am the duly elected                                          of the Borrower Representative;
     2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes]5; and
     3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement; and
     4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization during or at the end of the accounting period covered by the attached financial statements without having given the Agent the notice required by Section 4.15 of the Security Agreement; and
     5. [Schedule I attached hereto sets forth financial data and computations of the Fixed Charge Coverage Ratio [demonstrating compliance with the requirements of Section 6.12 of the

[5]	To be added only if this certificate is being delivered with the quarterly or monthly financial statements (pursuant to Sections 5.01(b) and 5.01(c) of the Credit Agreement).
Exhibit D

1

Credit Agreement]6, all of which data and computations are true, complete and correct as of the date of this certificate.]7
     6. Schedule II attached hereto sets forth the computation of the Average Availability.
     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, in the case of clause (i) thereto, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or in the case of clause (ii) thereto, the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

     The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of                     , ___.

JONES APPAREL GROUP, INC., as Borrower Representative
By8:
Name:
Title:

[6]	To be added only if this certificate is being delivered during any Level 1 Minimum Availability Period.

[7]	To be added only if this certificate is being delivered with the monthly financial statements (pursuant to Section 5.01(c) of the Credit Agreement.)

[8]	To be executed by the chief financial officer, principal accounting officer, treasurer or controller of Jones Apparel Group, Inc.
Exhibit D

2

SCHEDULE I
Calculation as of                     , _____
of the Fixed Charge Coverage Ratio
Schedule I

SCHEDULE II
Calculation as of                     , ____
of the Average Availability
Schedule II

EXHIBIT E
JOINDER AGREEMENT

EXHIBIT E
JOINDER AGREEMENT
     THIS JOINDER AGREEMENT (this “Agreement”), dated as of                     , ___, 200_, is entered into between                                                              , a                                          (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of May 13, 2009 among Jones Apparel Group, Inc., Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc., Jones Retail Corporation, Nine West Footwear Corporation, Energie Knitwear, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., L.E.I. Group, Inc., Nine West Development Corporation, Victoria + Co Ltd and Jones Apparel Group Canada, LP (the “Borrowers”), the other Loan Parties party thereto, the Administrative Agent and the other Lender Parties party thereto (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The New Subsidiary and the Administrative Agent, for the benefit of the Lender Parties, hereby agree as follows:
     1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary represents and warrants that all representations and warranties made by the Loan Parties under Article III of the Credit Agreement, as such representations and warranties relate to the New Subsidiary, are true and correct as of the date hereof to the same extent as though made as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. The New Subsidiary hereby agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement as of the date hereof, including without limitation (a) all of the covenants set forth in Articles V and VI of the Credit Agreement (applicable to it as a Loan Guarantor and Loan Party thereunder and (b) all of the guaranty obligations set forth in Article X of the Credit Agreement.
     2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.
     3. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

     4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.
     5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
     6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]
By:
Name:
Title:

Acknowledged and accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

EXHIBIT F
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

EXHIBIT F
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
          Reference is made to the Credit Agreement dated as of May 13, 2009 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JONES APPAREL GROUP, INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Delaware corporation, JONES RETAIL CORPORATION, a New Jersey corporation, NINE WEST FOOTWEAR CORPORATION, a Delaware corporation, ENERGIE KNITWEAR, INC., a Delaware corporation, JONES INVESTMENT CO. INC., a Delaware corporation, JONES JEANSWEAR GROUP, INC., a New York corporation, L.E.I. GROUP, INC., a Delaware corporation, NINE WEST DEVELOPMENT CORPORATION, a Delaware corporation, and VICTORIA + CO LTD., a Rhode Island corporation, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement. [Name of Non-U.S. Person] (the “Lender”) is providing this certificate pursuant to Section 2. 17(f)(ii)(D) of the Credit Agreement. The Lender hereby represents and warrants that:
     1. The Lender is the sole record and beneficial owner of the Loan(s) in respect of which it is providing this certificate.
     2. The Lender is not a “bank” for purposes of Section 881 (c)(3)(A) of the Code. In this regard, the Lender further represents and warrants that:
     (a) the Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction;
     (b) the Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;
     (c) the Lender is acquiring an interest in a Loan for its own account, and the Lender will not hold such interest, directly or indirectly, for or on behalf of, or as nominee for, any bank. Further, the Lender is not a “conduit entity” within the meaning of U.S. Treasury Regulations Section 1.881-3 and agrees that it will promptly notify the Borrowers and the Administrative Agent if the Lender becomes a “conduit entity” with respect to any Loans owned by it within the meaning of such regulations or any successor thereto or other regulations promulgated under Section 7701(1) of the Code; and
     (d) the Lender is not using funds to acquire an interest in any Loan that were borrowed from a bank on a limited recourse or other basis, the effect of which is to shift the economic benefits or burdens of ownership of an interest in such Loan to such bank.
     3. The Lender meets all of the requirements under Code Section 871 (h) or 881 (c) to be eligible for a complete exemption from withholding of United States withholding tax on interest payments made to it under the Credit Agreement, including, without limitation, that it is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any of the Borrowers and is not a controlled foreign corporation related to any of the Borrowers (within the meaning of Section 864(d)(4) of the Code). In addition, the Lender represents and warrants that it has not taken, and will not take, any action that would cause any Loan held by it at any time during the term of the Credit Agreement to fail to be in registered form within the meaning of U.S. Treasury Regulations Section 5f.l03-1(c) or any successor regulations.
     IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[Name of Non-U.S. Person]
By:
Name:
Title:

Date:

EXHIBIT G
FORM OF BORROWING REQUEST

EXHIBIT G
JONES APPAREL GROUP, INC.
Form of Borrowing Request                                                                                                                             Date:

[If U.S. Borrowing, to the Administrative Agent:]
JPMorgan Chase Bank, N.A.
270 Park Avenue, 44th Floor
NY1-K855
New York, NY 10017
Attention: Jones Apparel Account Officer
Facsimile No: (646) 534-2270
OR
[If Canadian Borrowing, to the Canadian Administrative Agent:]
JPMorgan Chase Bank, N.A., Toronto Branch
200 Bay Street
Royal Bank Plaza, Floor 18
Toronto M57 2J2 Canada
Attention: Dan Howat
Telecopy: (416) 981-2375
Ladies and Gentlemen:
This Borrowing Request is furnished pursuant to Section 2.03 of that certain Credit Agreement dated as of May 13, 2009 (as amended, modified, renewed or extended from time to time, the “Agreement”) among Jones Apparel Group, Inc., a Pennsylvania corporation (“Jones Apparel Group”), Jones Apparel Group Holdings, Inc., a Delaware corporation, Jones Apparel Group, USA, Inc., a Delaware corporation, Jones Retail Corporation, a New Jersey corporation, Nine West Footwear Corporation, a Delaware corporation, Energie Knitwear, Inc., a Delaware corporation, Jones Investment Co. Inc., a Delaware corporation, Jones Jeanswear Group, Inc., a New York corporation, L.E.I. Group, Inc., a Delaware corporation, Nine West Development Corporation, a Delaware corporation, Victoria + Co Ltd., a Rhode Island corporation, and Jones Apparel Group Canada, L.P., an Ontario limited partnership (each a “Borrower”), the other Loan Parties party thereto, the Lender Parties party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lender Parties. Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement.
Jones Apparel Group in its capacity as Borrower Representative represents that, as of this date, the conditions precedent set forth in Section 4.02 of the Credit Agreement are satisfied.
The Borrower Representative hereby notifies the Administrative Agent (or, in the case of a Canadian Borrowing, the Canadian Administrative Agent) of its request of the following Borrowing:
(1)	The Borrowing shall be to the credit of the following Borrower: __________.

(2)	Aggregate amount of the Borrowing: [Cdn.]$ _____; to be wired in the following amounts to the following accounts:

[Cdn.]$	_________	to account no.	____________;
Exhibit G

1

[Cdn.]$	_________	to account no.	__________________;
[Cdn.]$	_________	to account no.	__________________; and
[Cdn.]$	_________	to account no.	__________________.
(3)	Borrowing date of the Borrowing (must be a Business Day): __________

(4)	The Borrowing shall be a ☐ ABR Borrowing or ☐ Eurodollar Borrowing or ☐ (only for Canadian Borrowings) ☐ BA Drawing or ☐ Canadian Prime Rate Borrowing.

(5)	If a Eurodollar Borrowing, the duration of Interest Period:

☐ One Month	☐ Three Months

☐ Two Months	☐ Six Months
(6)	If a BA Drawing, the requested duration of the initial Contract Period:

Approximately	☐ 30 days	☐ 60 days	☐ 90 days

JONES APPAREL GROUP, INC., as Borrower Representative
By:
Name:
Title:
Do not write below, For bank purposes only

_Customer’s signature(s) verified	_Call back performed

Holds	By:
_CFC Used	Phone Number:
_Hold Placed/Pre-Approved	Spoke to:
_Same-day Credit/Pre-Approved	Date

Time:

RECEIVED BY (Print Name/Phone (Request Only)) INITIALS	PROCESSED BY (Print name) INITIALS

AUTHORIZED APPROVAL (Print Name)	AUTHORIZED SIGNATURE

AUTHORIZED APPROVAL (Print Name)	AUTHORIZED SIGNATURE
Exhibit G

2

EXHIBIT H
FORM OF DISCOUNT NOTE

EXHIBIT H
FORM OF DISCOUNT NOTE
Cdn$ _______________                                                                                                                Date: _______________
FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on _________, 20____, to or to the order of JPMorgan Chase Bank, N.A. (the “Holder”), the sum of Cdn$_____ with no interest thereon.
     The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based upon indulgences which may be granted by the Holder to any party liable hereon and any days of grace.
     This promissory note evidences a BA Equivalent Loan, as defined in the Credit Agreement dated as of May 13, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Jones Apparel Group Canada, LP, as Canadian Borrower, the other Loan Parties from time to time party thereto, the Lenders party thereto and the Agents party thereto, and constitutes indebtedness to the Holder arising under the BA Equivalent Loan. Payment of this note shall be made at the offices of the Administrative Agent at 270 Park Avenue, 44th Floor, New York, NY, 10017. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

JONES APPAREL GROUP CANADA, LP by its general partner JONES CANADA, INC.
By:
Name:
Title: